UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21991

Fidelity Rutland Square Trust II
 (Exact name of registrant as specified in charter)

245 Summer St., Boston, Massachusetts 02210
 (Address of principal executive offices)       (Zip code)

John Hitt, Secretary

245 Summer St.

Boston, Massachusetts 02210
(Name and address of agent for service)

Registrant's telephone number, including area code: 617-563-7000

Date of fiscal year end:	May 31

Date of reporting period:	May 31, 2015

Item 1. Reports to Stockholders

Strategic Advisers®
Core Multi-Manager Fund

Annual Report

May 31, 2015

(Fidelity Cover Art)

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-835-5095 (plan accounts) or 1-800-544-3455 (all other accounts) to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2015 FMR LLC. All rights reserved.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended May 31, 2015	Past 1 year	Life of fund A
Strategic Advisers® Core Multi-Manager Fund	10.70%	17.60%

A From November 16, 2011.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Strategic Advisers® Core Multi-Manager Fund, a class of the fund, on November 16, 2011, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.
Annual Report

Management's Discussion of Fund Performance

Market Recap: The U.S. equity market hit fresh new highs in extending its bull run during the 12 months ending May 31, 2015, as stocks continued to hold appeal over bonds amid a supportive cyclical backdrop and low, but rising market interest rates. The S&P 500® Index returned 11.81%, continuing its climb despite pockets of higher volatility along the way. Growth stocks broadly outperformed value-oriented names on prospects for accelerated U.S. economic growth. Accordingly, the tech-stock-heavy and growth-oriented Nasdaq Composite Index® rose 20.89%. The Russell 2000® Index advanced 11.32%, as small-caps rallied in the latter half of the period, partly due to their lower exposure to global-growth headwinds and the stronger dollar. Sector performance was broadly positive but varied greatly, as the effects on profitability from lower oil prices and a stronger greenback helped disperse returns across and within sectors. Within the broad S&P 500®, health care (+27%) led the way, lifted by strong product innovation and merger-and-acquisition activity. Information technology (+19%) and consumer discretionary (+18%) also had a strong year. On the other end of the spectrum, energy (-15%) was the sole sector to lose ground, reflecting a sharp drop in crude oil prices beginning in mid-2014, due to weaker global demand and a U.S. supply boom.

Comments from Portfolio Manager John Stone: For the year, the Fund's share classes lagged the S&P 500® Index. (For specific class-level results, please see the Performance section of this report.) The manager that served as the Fund's primary relative detractor was sub-adviser Cornerstone Investment Partners, mainly because its strategy of seeking companies trading below fair value was out of favor during a period when growth stocks outpaced value stocks. Several holdings in Cornerstone's concentrated 30-stock portfolio performed poorly this past 12 months. On the plus side, AllianceBernstein's momentum-oriented strategy worked well amid a generally rising equity market. Additionally, AllianceBernstein's emphasis on companies generating most of their revenues in the United States helped it outperform. T. Rowe Price, our largest manager allocation by far, benefited from broadly positive stock selection, most notably in financials, information technology and health care. During the period, we hired 10 new sub-advisors, but as of period end, had only allocated assets to one of them: JPMorgan Investment Management. JPMorgan employs a core, all-weather strategy driven by bottom-up stock selection from a team of industry analysts.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (December 1, 2014 to May 31, 2015).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition to the direct expenses incurred by the Fund presented in the table, as a shareholder of the underlying mutual funds (the Underlying Funds), the Fund also indirectly bears its proportionate share of the expenses of the Underlying Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition to the direct expenses incurred by the Fund presented in the table, as a shareholder of the Underlying Funds, the Fund also indirectly bears its proportionate share of the expenses of the Underlying Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Annual Report

Shareholder Expense Example - continued

	Annualized Expense RatioB	Beginning Account Value December 1, 2014	Ending Account Value May 31, 2015	Expenses Paid During Period* December 1, 2014 to May 31, 2015
Core Multi-Manager	.97%
Actual		$ 1,000.00	$ 1,028.80	$ 4.91
HypotheticalA		$ 1,000.00	$ 1,020.09	$ 4.89
Class F	.87%
Actual		$ 1,000.00	$ 1,029.60	$ 4.40
HypotheticalA		$ 1,000.00	$ 1,020.59	$ 4.38
Class L	.97%
Actual		$ 1,000.00	$ 1,028.80	$ 4.91
HypotheticalA		$ 1,000.00	$ 1,020.09	$ 4.89
Class N	1.22%
Actual		$ 1,000.00	$ 1,028.10	$ 6.17
HypotheticalA		$ 1,000.00	$ 1,018.85	$ 6.14

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). The fees and expenses of the Underlying Funds in which the Fund invests are not included in the Fund's annualized expense ratio.

Annual Report

Investment Changes (Unaudited)

The information in the following tables is based on the direct investments of the Fund.
Top Ten Holdings as of May 31, 2015
(excluding cash equivalents)	% of fund's net assets	% of fund's net assets 6 months ago
Apple, Inc.	3.3	3.2
Actavis PLC	2.2	1.3
Time Warner, Inc.	1.9	1.8
Comcast Corp. Class A	1.9	1.7
Microsoft Corp.	1.8	1.8
JPMorgan Chase & Co.	1.7	1.6
Wells Fargo & Co.	1.6	1.6
Citigroup, Inc.	1.6	1.5
Abbott Laboratories	1.2	0.4
Google, Inc. Class C	1.2	1.0
	18.4
Top Five Market Sectors as of May 31, 2015
(stocks only)	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	19.0	18.8
Health Care	14.9	14.5
Financials	14.0	14.3
Consumer Discretionary	12.7	14.3
Industrials	11.0	10.2
Asset Allocation (% of fund's net assets)
As of May 31, 2015	As of November 30, 2014
Stocks 95.5%	Stocks 94.6%
Corporate Bonds 0.0%*	Corporate Bonds 0.0%*
Sector Funds 0.0%	Sector Funds 0.4%
Short-Term Investments and Net Other Assets (Liabilities) 4.5%	Short-Term Investments and Net Other Assets (Liabilities) 5.0%

Asset allocations of equity funds in the pie charts reflect the categorizations of assets as defined by Morningstar as of the reporting dates indicated above.
* Amount represents less than 0.1%

Annual Report

Investments May 31, 2015

Showing Percentage of Net Assets

Common Stocks - 95.5%
	Shares	Value
CONSUMER DISCRETIONARY - 12.7%
Auto Components - 0.4%
BorgWarner, Inc.	1,639	$ 98,586
Delphi Automotive PLC	584	50,796
Johnson Controls, Inc.	2,136	111,115
		260,497
Automobiles - 0.2%
General Motors Co.	1,759	63,271
Harley-Davidson, Inc.	885	47,339
		110,610
Hotels, Restaurants & Leisure - 1.2%
Carnival Corp. unit	500	23,165
Chipotle Mexican Grill, Inc. (a)	79	48,626
Dunkin' Brands Group, Inc.	364	19,423
Hilton Worldwide Holdings, Inc. (a)	1,905	55,169
Las Vegas Sands Corp.	359	18,248
McDonald's Corp.	848	81,349
MGM Mirage, Inc. (a)	1,237	24,802
Norwegian Cruise Line Holdings Ltd. (a)	494	26,953
Royal Caribbean Cruises Ltd.	382	29,024
Starbucks Corp.	3,857	200,410
Wyndham Worldwide Corp.	2,270	192,746
Wynn Resorts Ltd.	48	4,833
Yum! Brands, Inc.	683	61,545
		786,293
Household Durables - 0.4%
D.R. Horton, Inc.	400	10,448
Harman International Industries, Inc.	274	33,022
Lennar Corp. Class A	2,404	112,099
PulteGroup, Inc.	592	11,355
Toll Brothers, Inc. (a)	2,560	92,595
		259,519
Internet & Catalog Retail - 1.2%
Amazon.com, Inc. (a)	1,091	468,290
Netflix, Inc. (a)	123	76,759
Priceline Group, Inc. (a)	198	232,064
		777,113
Leisure Products - 0.1%
Mattel, Inc.	2,756	71,132
Media - 5.8%
CBS Corp. Class B	292	18,022
Common Stocks - continued
	Shares	Value
CONSUMER DISCRETIONARY - continued
Media - continued
Charter Communications, Inc. Class A (a)	662	$ 118,511
Comcast Corp.:
Class A	20,419	1,193,695
Class A (special) (non-vtg.)	2,466	143,028
DIRECTV (a)	461	41,969
DISH Network Corp. Class A (a)	514	36,386
News Corp. Class A (a)	2,580	39,087
The Madison Square Garden Co. Class A (a)	1,269	108,411
The Walt Disney Co.	3,882	428,456
Time Warner Cable, Inc.	524	94,786
Time Warner, Inc.	14,153	1,195,645
Time, Inc.	1,789	40,270
Twenty-First Century Fox, Inc. Class A	6,032	202,675
Viacom, Inc. Class B (non-vtg.)	547	36,583
		3,697,524
Multiline Retail - 0.6%
Dollar General Corp.	2,383	172,982
Kohl's Corp.	451	29,536
Target Corp.	2,078	164,827
		367,345
Specialty Retail - 2.4%
AutoNation, Inc. (a)	2,779	173,437
AutoZone, Inc. (a)	155	104,411
Bed Bath & Beyond, Inc. (a)	823	58,696
Best Buy Co., Inc.	68	2,360
CarMax, Inc. (a)	1,407	99,953
Gap, Inc.	2,050	78,577
Home Depot, Inc.	3,236	360,555
L Brands, Inc.	653	56,498
Lowe's Companies, Inc.	4,649	325,337
Ross Stores, Inc.	689	66,606
Tiffany & Co., Inc.	306	28,681
TJX Companies, Inc.	1,764	113,566
Tractor Supply Co.	328	28,582
		1,497,259
Textiles, Apparel & Luxury Goods - 0.4%
Hanesbrands, Inc.	1,693	53,939
lululemon athletica, Inc. (a)	172	10,284
NIKE, Inc. Class B	1,041	105,838
PVH Corp.	338	35,368
Common Stocks - continued
	Shares	Value
CONSUMER DISCRETIONARY - continued
Textiles, Apparel & Luxury Goods - continued
Ralph Lauren Corp.	210	$ 27,384
Under Armour, Inc. Class A (sub. vtg.) (a)	274	21,484
		254,297
TOTAL CONSUMER DISCRETIONARY		8,081,589
CONSUMER STAPLES - 9.1%
Beverages - 2.3%
Coca-Cola Enterprises, Inc.	9,777	432,437
Constellation Brands, Inc. Class A (sub. vtg.)	202	23,814
Diageo PLC	1,882	52,227
Dr. Pepper Snapple Group, Inc.	671	51,425
Monster Beverage Corp. (a)	113	14,383
PepsiCo, Inc.	6,229	600,662
SABMiller PLC	443	23,657
The Coca-Cola Co.	6,705	274,637
		1,473,242
Food & Staples Retailing - 2.7%
Costco Wholesale Corp.	1,040	148,294
CVS Health Corp.	6,281	643,049
Kroger Co.	6,714	488,779
Rite Aid Corp. (a)	4,048	35,299
Sysco Corp.	981	36,454
Wal-Mart Stores, Inc.	1,977	146,832
Walgreens Boots Alliance, Inc.	1,607	137,945
Whole Foods Market, Inc.	1,001	41,281
		1,677,933
Food Products - 2.2%
Archer Daniels Midland Co.	665	35,145
Bunge Ltd.	433	40,078
ConAgra Foods, Inc.	1,568	60,540
General Mills, Inc.	2,283	128,190
Kellogg Co.	3,282	206,011
Keurig Green Mountain, Inc.	430	37,083
Kraft Foods Group, Inc.	1,823	153,952
Mondelez International, Inc.	15,737	654,502
The Hershey Co.	224	20,801
Tyson Foods, Inc. Class A	1,000	42,450
		1,378,752
Common Stocks - continued
	Shares	Value
CONSUMER STAPLES - continued
Household Products - 0.9%
Colgate-Palmolive Co.	323	$ 21,573
Energizer Holdings, Inc.	440	62,344
Henkel AG & Co. KGaA (a)	780	79,971
Procter & Gamble Co.	5,275	413,507
		577,395
Personal Products - 0.1%
Estee Lauder Companies, Inc. Class A	662	57,879
Tobacco - 0.9%
Altria Group, Inc.	1,697	86,886
British American Tobacco PLC sponsored ADR	684	75,732
Philip Morris International, Inc.	4,968	412,692
Reynolds American, Inc.	290	22,258
		597,568
TOTAL CONSUMER STAPLES		5,762,769
ENERGY - 6.4%
Energy Equipment & Services - 0.8%
Baker Hughes, Inc.	413	26,622
Ensco PLC Class A	1,950	45,825
Halliburton Co.	3,042	138,107
Helmerich & Payne, Inc.	400	29,196
National Oilwell Varco, Inc.	834	41,024
Noble Corp.	1,390	23,283
Schlumberger Ltd.	1,990	180,632
Weatherford International Ltd. (a)	851	11,761
		496,450
Oil, Gas & Consumable Fuels - 5.6%
Anadarko Petroleum Corp.	2,890	241,633
Apache Corp.	1,884	112,739
Cabot Oil & Gas Corp.	515	17,489
Canadian Natural Resources Ltd.	2,599	80,210
Chevron Corp.	4,123	424,669
Cimarex Energy Co.	245	28,300
Concho Resources, Inc. (a)	286	34,406
ConocoPhillips Co.	1,339	85,268
CONSOL Energy, Inc.	346	9,633
Continental Resources, Inc. (a)	305	13,896
Devon Energy Corp.	160	10,435
EOG Resources, Inc.	2,045	181,371
Common Stocks - continued
	Shares	Value
ENERGY - continued
Oil, Gas & Consumable Fuels - continued
EQT Corp.	717	$ 60,995
Exxon Mobil Corp.	5,950	506,940
Hess Corp.	698	47,129
HollyFrontier Corp.	400	16,660
Imperial Oil Ltd.	1,137	44,599
Kinder Morgan, Inc.	516	21,409
Magellan Midstream Partners LP	194	15,466
Marathon Oil Corp.	1,172	31,867
Marathon Petroleum Corp.	1,947	201,437
Noble Energy, Inc.	1,097	48,027
Occidental Petroleum Corp.	4,334	338,875
Phillips 66 Co.	7,831	619,589
Pioneer Natural Resources Co.	389	57,506
Range Resources Corp.	494	27,373
Royal Dutch Shell PLC Class A sponsored ADR	1,197	71,485
Spectra Energy Corp.	1,210	42,556
Suncor Energy, Inc.	4,428	129,429
The Williams Companies, Inc.	657	33,573
WPX Energy, Inc. (a)	1,761	22,699
		3,577,663
TOTAL ENERGY		4,074,113
FINANCIALS - 14.0%
Banks - 6.6%
Bank of America Corp.	32,675	539,138
BB&T Corp.	796	31,418
Citigroup, Inc.	18,536	1,002,427
Comerica, Inc.	1,007	49,293
East West Bancorp, Inc.	373	16,002
JPMorgan Chase & Co.	16,164	1,063,268
M&T Bank Corp.	955	115,440
PNC Financial Services Group, Inc.	874	83,633
Standard Chartered PLC (United Kingdom)	2,228	35,619
SVB Financial Group (a)	171	23,070
U.S. Bancorp	5,636	242,968
Wells Fargo & Co.	17,940	1,003,922
		4,206,198
Capital Markets - 2.2%
Ameriprise Financial, Inc.	707	88,085
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Capital Markets - continued
Bank of New York Mellon Corp.	2,344	$ 101,636
BlackRock, Inc. Class A	177	64,743
Charles Schwab Corp.	2,494	78,935
E*TRADE Financial Corp. (a)	1,079	31,787
Goldman Sachs Group, Inc.	1,296	267,222
Invesco Ltd.	765	30,470
LPL Financial	600	25,584
Morgan Stanley	7,975	304,645
Northern Trust Corp.	1,045	77,905
Och-Ziff Capital Management Group LLC Class A	1,607	20,152
State Street Corp.	3,634	283,198
TD Ameritrade Holding Corp.	819	30,426
		1,404,788
Consumer Finance - 0.5%
Ally Financial, Inc. (a)	1,933	43,821
American Express Co.	231	18,415
Capital One Financial Corp.	1,025	85,649
Discover Financial Services	2,231	130,000
		277,885
Diversified Financial Services - 1.5%
Berkshire Hathaway, Inc. Class B (a)	2,730	390,390
CME Group, Inc.	1,275	120,105
IntercontinentalExchange Group, Inc.	500	118,390
McGraw Hill Financial, Inc.	3,189	330,859
		959,744
Insurance - 1.7%
ACE Ltd.	1,099	117,022
American International Group, Inc.	2,813	164,870
CNA Financial Corp.	1,213	46,895
FNF Group	755	28,660
Genworth Financial, Inc. Class A (a)	2,940	23,344
Lincoln National Corp.	975	55,585
Loews Corp.	634	25,436
Marsh & McLennan Companies, Inc.	2,865	166,829
MetLife, Inc.	4,330	226,286
Unum Group	1,505	52,615
XL Group PLC Class A	4,083	153,847
		1,061,389
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Real Estate Investment Trusts - 1.4%
American Tower Corp.	1,309	$ 121,462
AvalonBay Communities, Inc.	614	102,231
Crown Castle International Corp.	3,082	251,337
Digital Realty Trust, Inc.	290	19,152
Federal Realty Investment Trust (SBI)	281	37,786
General Growth Properties, Inc.	600	16,998
Iron Mountain, Inc.	902	32,896
Prologis, Inc.	1,024	40,540
Public Storage	171	33,095
Simon Property Group, Inc.	754	136,776
SL Green Realty Corp.	226	26,817
Vornado Realty Trust	627	62,631
Weyerhaeuser Co.	959	31,225
		912,946
Real Estate Management & Development - 0.1%
Realogy Holdings Corp. (a)	1,644	77,186
TOTAL FINANCIALS		8,900,136
HEALTH CARE - 14.9%
Biotechnology - 2.4%
Adaptimmune Therapeutics PLC sponsored ADR	17	262
Alexion Pharmaceuticals, Inc. (a)	658	107,807
Amgen, Inc.	1,881	293,925
Biogen, Inc. (a)	636	252,486
Celgene Corp. (a)	1,189	136,069
Gilead Sciences, Inc.	4,267	479,056
Incyte Corp. (a)	188	20,708
Intercept Pharmaceuticals, Inc. (a)	100	25,520
Regeneron Pharmaceuticals, Inc. (a)	107	54,844
United Therapeutics Corp. (a)	86	15,800
Vertex Pharmaceuticals, Inc. (a)	668	85,698
		1,472,175
Health Care Equipment & Supplies - 3.1%
Abbott Laboratories	16,102	782,557
Baxter International, Inc.	600	39,966
Becton, Dickinson & Co.	3,078	432,490
Boston Scientific Corp. (a)	4,476	81,777
Intuitive Surgical, Inc. (a)	103	50,238
Medtronic PLC	6,429	490,661
Common Stocks - continued
	Shares	Value
HEALTH CARE - continued
Health Care Equipment & Supplies - continued
St. Jude Medical, Inc.	201	$ 14,824
Stryker Corp.	831	79,884
		1,972,397
Health Care Providers & Services - 2.5%
Aetna, Inc.	1,228	144,867
Anthem, Inc.	688	115,481
DaVita HealthCare Partners, Inc. (a)	439	36,779
Express Scripts Holding Co. (a)	1,473	128,357
HCA Holdings, Inc. (a)	1,821	149,012
Humana, Inc.	781	167,642
McKesson Corp.	2,207	523,567
UnitedHealth Group, Inc.	2,678	321,922
		1,587,627
Life Sciences Tools & Services - 0.2%
Agilent Technologies, Inc.	1,122	46,215
Thermo Fisher Scientific, Inc.	702	91,000
		137,215
Pharmaceuticals - 6.7%
AbbVie, Inc.	3,013	200,636
Actavis PLC (a)	4,470	1,371,441
Bristol-Myers Squibb Co.	4,717	304,718
Eli Lilly & Co.	1,787	140,994
GlaxoSmithKline PLC sponsored ADR	1,793	79,555
Johnson & Johnson	7,010	701,981
Mallinckrodt PLC (a)	147	19,028
Merck & Co., Inc.	3,486	212,263
Mylan N.V.	881	63,987
Novartis AG sponsored ADR	162	16,642
Pfizer, Inc.	19,076	662,891
Shire PLC sponsored ADR	332	86,370
Teva Pharmaceutical Industries Ltd. sponsored ADR	4,249	255,365
Zoetis, Inc. Class A	2,851	141,894
		4,257,765
TOTAL HEALTH CARE		9,427,179
INDUSTRIALS - 11.0%
Aerospace & Defense - 4.8%
Honeywell International, Inc.	4,695	489,219
Common Stocks - continued
	Shares	Value
INDUSTRIALS - continued
Aerospace & Defense - continued
L-3 Communications Holdings, Inc.	207	$ 24,387
Lockheed Martin Corp.	1,277	240,331
Northrop Grumman Corp.	4,425	704,372
Precision Castparts Corp.	228	48,252
Raytheon Co.	4,962	512,376
Textron, Inc.	2,293	103,689
The Boeing Co.	2,783	391,067
United Technologies Corp.	4,815	564,174
		3,077,867
Air Freight & Logistics - 0.4%
FedEx Corp.	1,008	174,606
United Parcel Service, Inc. Class B	1,022	101,403
		276,009
Airlines - 0.7%
American Airlines Group, Inc.	2,516	106,603
Delta Air Lines, Inc.	4,833	207,432
United Continental Holdings, Inc. (a)	1,781	97,225
		411,260
Building Products - 0.1%
Allegion PlC	550	34,342
Fortune Brands Home & Security, Inc.	498	22,838
Masco Corp.	699	18,922
		76,102
Commercial Services & Supplies - 0.3%
Republic Services, Inc.	675	27,196
Tyco International Ltd.	3,921	158,252
		185,448
Construction & Engineering - 0.1%
Fluor Corp.	704	39,579
Electrical Equipment - 0.5%
Eaton Corp. PLC	1,018	72,879
Emerson Electric Co.	1,447	87,269
Hubbell, Inc. Class B	494	53,367
Sensata Technologies Holding BV (a)	1,284	70,736
		284,251
Industrial Conglomerates - 2.1%
3M Co.	676	107,538
Danaher Corp.	6,099	526,466
Common Stocks - continued
	Shares	Value
INDUSTRIALS - continued
Industrial Conglomerates - continued
General Electric Co.	25,513	$ 695,740
Roper Industries, Inc.	189	33,067
		1,362,811
Machinery - 1.0%
Caterpillar, Inc.	347	29,606
Cummins, Inc.	820	111,151
Deere & Co.	996	93,305
Dover Corp.	274	20,660
Flowserve Corp.	1,757	96,635
Ingersoll-Rand PLC	742	51,035
PACCAR, Inc.	1,095	69,598
Parker Hannifin Corp.	705	84,903
Pentair PLC	598	38,290
SPX Corp.	186	13,822
Stanley Black & Decker, Inc.	256	26,225
		635,230
Professional Services - 0.2%
Equifax, Inc.	555	55,683
Nielsen Holdings B.V.	808	36,352
		92,035
Road & Rail - 0.7%
Canadian National Railway Co.	729	43,244
Canadian Pacific Railway Ltd.	483	79,589
CSX Corp.	2,169	73,920
Norfolk Southern Corp.	817	75,164
Union Pacific Corp.	1,971	198,894
		470,811
Trading Companies & Distributors - 0.1%
Fastenal Co.	350	14,529
W.W. Grainger, Inc.	275	66,091
		80,620
TOTAL INDUSTRIALS		6,992,023
INFORMATION TECHNOLOGY - 19.0%
Communications Equipment - 1.3%
Cisco Systems, Inc.	16,411	481,006
QUALCOMM, Inc.	5,270	367,214
		848,220
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - continued
Electronic Equipment & Components - 1.2%
Amphenol Corp. Class A	910	$ 51,916
Keysight Technologies, Inc. (a)	560	18,402
TE Connectivity Ltd.	9,506	655,914
Trimble Navigation Ltd. (a)	1,081	25,339
		751,571
Internet Software & Services - 3.6%
Akamai Technologies, Inc. (a)	250	19,068
eBay, Inc. (a)	4,818	295,632
Facebook, Inc. Class A (a)	6,904	546,728
Google, Inc.:
Class A (a)	644	351,186
Class C	1,424	757,725
LinkedIn Corp. Class A (a)	125	24,366
Rackspace Hosting, Inc. (a)	1,044	41,854
Twitter, Inc. (a)	555	20,352
Velti PLC (a)(d)	976	10
VeriSign, Inc. (a)	540	34,123
Yahoo!, Inc. (a)	5,139	220,643
		2,311,687
IT Services - 2.9%
Accenture PLC Class A	1,537	147,613
Alliance Data Systems Corp. (a)	87	25,929
Amdocs Ltd.	1,214	66,588
ASAC II LP (a)(d)	1,527	25,939
Automatic Data Processing, Inc.	861	73,624
Cognizant Technology Solutions Corp. Class A (a)	4,945	320,040
Fidelity National Information Services, Inc.	1,247	78,187
IBM Corp.	1,262	214,098
MasterCard, Inc. Class A	3,686	340,070
Vantiv, Inc. (a)	2,507	100,280
Visa, Inc. Class A	6,060	416,201
Xerox Corp.	2,890	33,004
		1,841,573
Semiconductors & Semiconductor Equipment - 2.3%
Altera Corp.	506	24,718
Analog Devices, Inc.	2,652	180,230
Applied Materials, Inc.	9,883	198,945
Atmel Corp.	1,355	12,019
Avago Technologies Ltd.	897	132,819
Broadcom Corp. Class A	2,392	135,985
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - continued
Semiconductors & Semiconductor Equipment - continued
Freescale Semiconductor, Inc. (a)	605	$ 27,298
Intel Corp.	5,304	182,776
KLA-Tencor Corp.	526	31,381
Lam Research Corp.	2,342	192,630
Micron Technology, Inc. (a)	1,843	51,475
NXP Semiconductors NV (a)	2,379	267,043
		1,437,319
Software - 3.3%
Adobe Systems, Inc. (a)	1,333	105,427
Electronic Arts, Inc. (a)	2,362	148,227
Microsoft Corp.	23,983	1,123,843
Oracle Corp.	9,811	426,680
Red Hat, Inc. (a)	1,604	123,941
Salesforce.com, Inc. (a)	1,974	143,609
		2,071,727
Technology Hardware, Storage & Peripherals - 4.4%
Apple, Inc.	16,241	2,115,867
EMC Corp.	12,109	318,951
First Data Holdings, Inc. Class B (d)	3,850	18,904
Hewlett-Packard Co.	2,766	92,384
SanDisk Corp.	256	17,505
Seagate Technology LLC	1,531	85,185
Western Digital Corp.	1,673	162,883
		2,811,679
TOTAL INFORMATION TECHNOLOGY		12,073,776
MATERIALS - 5.2%
Chemicals - 3.7%
Airgas, Inc.	543	55,353
Ashland, Inc.	543	69,178
Axiall Corp.	193	7,278
Celanese Corp. Class A	1,141	78,558
CF Industries Holdings, Inc.	980	309,562
E.I. du Pont de Nemours & Co.	1,327	94,230
Ecolab, Inc.	1,515	173,695
LyondellBasell Industries NV Class A	3,044	307,748
Monsanto Co.	1,414	165,410
PPG Industries, Inc.	2,457	562,383
Praxair, Inc.	462	56,761
Common Stocks - continued
	Shares	Value
MATERIALS - continued
Chemicals - continued
RPM International, Inc.	1,173	$ 58,685
Sherwin-Williams Co.	254	73,198
Syngenta AG:
sponsored ADR	200	18,206
(Switzerland)	85	38,678
The Dow Chemical Co.	4,391	228,639
The Mosaic Co.	1,198	54,928
		2,352,490
Construction Materials - 0.7%
Martin Marietta Materials, Inc.	2,286	340,637
Vulcan Materials Co.	1,571	141,280
		481,917
Containers & Packaging - 0.5%
Ball Corp.	414	29,390
Crown Holdings, Inc. (a)	630	34,833
Sealed Air Corp.	4,987	242,867
		307,090
Metals & Mining - 0.2%
Alcoa, Inc.	3,736	46,700
Franco-Nevada Corp.	262	13,475
Freeport-McMoRan, Inc.	1,960	38,514
Nucor Corp.	567	26,819
Teck Resources Ltd. Class B (sub. vtg.)	500	5,818
United States Steel Corp.	282	6,881
		138,207
Paper & Forest Products - 0.1%
International Paper Co.	854	44,263
TOTAL MATERIALS		3,323,967
TELECOMMUNICATION SERVICES - 1.2%
Diversified Telecommunication Services - 1.1%
AT&T, Inc.	5,126	177,052
Verizon Communications, Inc.	10,529	520,554
		697,606
Wireless Telecommunication Services - 0.1%
T-Mobile U.S., Inc. (a)	1,979	76,944
TOTAL TELECOMMUNICATION SERVICES		774,550
Common Stocks - continued
	Shares	Value
UTILITIES - 2.0%
Electric Utilities - 1.1%
American Electric Power Co., Inc.	1,572	$ 88,488
Edison International	764	46,459
Exelon Corp.	3,346	113,195
FirstEnergy Corp.	3,422	122,097
ITC Holdings Corp.	431	15,210
NextEra Energy, Inc.	568	58,129
PPL Corp.	6,881	238,840
Southern Co.	520	22,719
Xcel Energy, Inc.	703	23,937
		729,074
Gas Utilities - 0.0%
Amerigas Partners LP	341	16,811
Independent Power and Renewable Electricity Producers - 0.1%
The AES Corp.	4,423	60,153
Multi-Utilities - 0.8%
CenterPoint Energy, Inc.	982	20,003
CMS Energy Corp.	1,893	64,627
Dominion Resources, Inc.	690	48,659
DTE Energy Co.	610	48,330
NiSource, Inc.	3,258	153,712
PG&E Corp.	2,663	142,391
		477,722
TOTAL UTILITIES		1,283,760
TOTAL COMMON STOCKS (Cost $46,257,735)		60,693,862
Convertible Bonds - 0.0%
	Principal
ENERGY - 0.0%
Oil, Gas & Consumable Fuels - 0.0%
Amyris, Inc. 3% 2/27/17 (Cost $5,000)	$ 5,000	4,379
U.S. Treasury Obligations - 0.1%
	Shares	Value
U.S. Treasury Bills, yield at date of purchase 0.01% to 0.05% 6/18/15 to 8/13/15 (c) (Cost $79,998)	80,000	$ 80,000
Money Market Funds - 4.5%

Dreyfus Treasury & Agency Cash Management Fund Institutional Shares, 0.01% (b) (Cost $2,841,822)	2,841,822	2,841,822
TOTAL INVESTMENT PORTFOLIO - 100.1% (Cost $49,184,555)		63,620,063
NET OTHER ASSETS (LIABILITIES) - (0.1)%		(74,305)
NET ASSETS - 100%		$ 63,545,758
Futures Contracts
	Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation/ (Depreciation)
Purchased
Equity Index Contracts
16 CME E-mini S&P 500 Index Contracts (United States)	June 2015	$ 1,684,800	$ 36,841

The face value of futures purchased as a percentage of net assets is 2.7%
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end.
(c) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $80,000.

(d) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $44,853 or 0.1% of net assets.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost
ASAC II LP	10/10/13	$ 15,270
First Data Holdings, Inc. Class B	6/26/14	$ 15,400
Velti PLC	4/19/13	$ 1,464
Other Information

The following is a summary of the inputs used, as of May 31, 2015, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 8,081,589	$ 8,081,589	$ -	$ -
Consumer Staples	5,762,769	5,710,542	52,227	-
Energy	4,074,113	4,074,113	-	-
Financials	8,900,136	8,900,136	-	-
Health Care	9,427,179	9,427,179	-	-
Industrials	6,992,023	6,992,023	-	-
Information Technology	12,073,776	12,028,923	10	44,843
Materials	3,323,967	3,285,289	38,678	-
Telecommunication Services	774,550	774,550	-	-
Utilities	1,283,760	1,283,760	-	-
Corporate Bonds	4,379	-	4,379	-
U.S. Treasury Obligations	80,000	-	80,000	-
Money Market Funds	2,841,822	2,841,822	-	-
Total Investments in Securities:	$ 63,620,063	$ 63,399,926	$ 175,294	$ 44,843
Derivative Instruments:
Assets
Futures Contracts	$ 36,841	$ 36,841	$ -	$ -
Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of May 31, 2015. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Equity Risk
Futures Contracts (a)	$ 36,841	$ -
Total Value of Derivatives	$ 36,841	$ -

(a) Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. Only the period end receivable or payable for daily variation margin and net unrealized appreciation (depreciation) are presented in the Statement of Assets and Liabilities.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	May 31, 2015

Assets
Investment in securities, at value - See accompanying schedule: Unaffiliated issuers (cost $49,184,555)		$ 63,620,063
Cash		6,662
Receivable for investments sold		610,929
Receivable for fund shares sold		17,566
Dividends receivable		113,943
Interest receivable		39
Prepaid expenses		308
Receivable from investment adviser for expense reductions		10,011
Other receivables		286
Total assets		64,379,807

Liabilities
Payable for investments purchased	$ 611,207
Accrued management fee	31,460
Distribution and service plan fees payable	25
Payable for daily variation margin for derivative instruments	12,560
Other affiliated payables	6,656
Custodian fees payable	132,133
Other payables and accrued expenses	40,008
Total liabilities		834,049

Net Assets		$ 63,545,758
Net Assets consist of:
Paid in capital		$ 45,687,825
Undistributed net investment income		209,199
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		3,176,452
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		14,472,282
Net Assets		$ 63,545,758

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

May 31, 2015

Core Multi-Manager: Net Asset Value, offering price and redemption price per share ($60,605,828 ÷ 4,636,843 shares)	$ 13.07

Class F: Net Asset Value, offering price and redemption price per share ($2,698,105 ÷ 205,933 shares)	$ 13.10

Class L: Net Asset Value, offering price and redemption price per share ($121,142 ÷ 9,267 shares)	$ 13.07

Class N: Net Asset Value, offering price and redemption price per share ($120,683 ÷ 9,243 shares)	$ 13.06

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended May 31, 2015

Investment Income
Dividends: Unaffiliated issuers		$ 1,045,656
Interest		480
Total income		1,046,136

Expenses
Management fee	$ 359,647
Transfer agent fees	55,046
Distribution and service plan fees	288
Accounting fees and expenses	23,308
Custodian fees and expenses	143,417
Independent trustees' compensation	689
Registration fees	38,638
Audit	57,667
Legal	413
Miscellaneous	566
Total expenses before reductions	679,679
Expense reductions	(100,628)	579,051
Net investment income (loss)		467,085
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	6,772,470
Foreign currency transactions	(4,766)
Futures contracts	174,018
Total net realized gain (loss)		6,941,722
Change in net unrealized appreciation (depreciation) on: Investment securities	(1,335,883)
Assets and liabilities in foreign currencies	(66)
Futures contracts	(14,903)
Total change in net unrealized appreciation (depreciation)		(1,350,852)
Net gain (loss)		5,590,870
Net increase (decrease) in net assets resulting from operations		$ 6,057,955

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended May 31, 2015	Year ended May 31, 2014
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 467,085	$ 593,718
Net realized gain (loss)	6,941,722	8,939,231
Change in net unrealized appreciation (depreciation)	(1,350,852)	3,471,364
Net increase (decrease) in net assets resulting from operations	6,057,955	13,004,313
Distributions to shareholders from net investment income	(502,834)	(586,601)
Distributions to shareholders from net realized gain	(10,159,157)	(5,451,973)
Total distributions	(10,661,991)	(6,038,574)
Share transactions - net increase (decrease)	5,466,347	(12,190,268)
Total increase (decrease) in net assets	862,311	(5,224,529)

Net Assets
Beginning of period	62,683,447	67,907,976
End of period (including undistributed net investment income of $209,199 and undistributed net investment income of $256,699, respectively)	$ 63,545,758	$ 62,683,447

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Core Multi-Manager

Years ended May 31,	2015	2014	2013	2012E
Selected Per-Share Data
Net asset value, beginning of period	$ 14.28	$ 13.02	$ 10.61	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.10	.11	.13	.05
Net realized and unrealized gain (loss)	1.28	2.27	2.60	.57
Total from investment operations	1.38	2.38	2.73	.62
Distributions from net investment income	(.12)	(.11)	(.12)	(.01)
Distributions from net realized gain	(2.47)	(1.02)	(.20)	-
Total distributions	(2.59)	(1.12)H	(.32)	(.01)
Net asset value, end of period	$ 13.07	$ 14.28	$ 13.02	$ 10.61
Total ReturnB, C	10.70%	19.49%	26.33%	6.24%
Ratios to Average Net Assets F
Expenses before reductions	1.14%	1.21%	1.03%	1.10%A
Expenses net of fee waivers, if any	.97%	.97%	.97%	.97%A
Expenses net of all reductions	.97%	.97%	.96%	.97%A
Net investment income (loss)	.78%	.80%	1.12%	.90%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 60,606	$ 60,938	$ 67,623	$ 53,266
Portfolio turnover rateG	151%	134%	95%	77%A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E For the period November 16, 2011 (commencement of operations) to May 31, 2012.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. Fees and expenses of the Underlying Funds are not included in the class' annualized ratios. The class indirectly bears its proportionate share of the expenses of the Underlying Funds.

G Amount does not include the portfolio activity of any Underlying Funds.

H Total distributions of $1.12 per share is comprised of distributions from net investment income of $.108 and distributions from net realized gain of $1.015 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class F

Years ended May 31,	2015	2014	2013E
Selected Per-Share Data
Net asset value, beginning of period	$ 14.30	$ 13.02	$ 11.62
Income from Investment Operations
Net investment income (loss) D	.11	.12	.06
Net realized and unrealized gain (loss)	1.28	2.28	1.46
Total from investment operations	1.39	2.40	1.52
Distributions from net investment income	(.12)	(.11)	(.08)
Distributions from net realized gain	(2.47)	(1.02)	(.04)
Total distributions	(2.59)	(1.12)H	(.12)
Net asset value, end of period	$ 13.10	$ 14.30	$ 13.02
Total ReturnB, C	10.78%	19.66%	13.22%
Ratios to Average Net Assets F
Expenses before reductions	1.05%	1.11%	.96%A
Expenses net of fee waivers, if any	.87%	.87%	.87%A
Expenses net of all reductions	.87%	.87%	.86%A
Net investment income (loss)	.88%	.90%	1.02%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,698	$ 1,527	$ 285
Portfolio turnover rateG	151%	134%	95%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E For the period December 18, 2012 (commencement of sale of shares) to May 31, 2013.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. Fees and expenses of the Underlying Funds are not included in the class' annualized ratios. The class indirectly bears its proportionate share of the expenses of the Underlying Funds.

G Amount does not include the portfolio activity of any Underlying Funds.

H Total distributions of $1.12 per share is comprised of distributions from net investment income of $.109 and distributions from net realized gain of $1.015 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class L

Years ended May 31,	2015	2014E
Selected Per-Share Data
Net asset value, beginning of period	$ 14.29	$ 13.50
Income from Investment Operations
Net investment income (loss) D	.10	.07
Net realized and unrealized gain (loss)	1.27	1.19
Total from investment operations	1.37	1.26
Distributions from net investment income	(.12)	(.06)
Distributions from net realized gain	(2.47)	(.41)
Total distributions	(2.59)	(.47)
Net asset value, end of period	$ 13.07	$ 14.29
Total ReturnB, C	10.62%	9.50%
Ratios to Average Net Assets F
Expenses before reductions	1.14%	1.19%A
Expenses net of fee waivers, if any	.97%	.97%A
Expenses net of all reductions	.97%	.97%A
Net investment income (loss)	.78%	.90%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 121	$ 109
Portfolio turnover rateG	151%	134%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E For the period November 12, 2013 (commencement of sale of shares) to May 31, 2014.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. Fees and expenses of the Underlying Funds are not included in the class' annualized ratios. The class indirectly bears its proportionate share of the expenses of the Underlying Funds.

G Amount does not include the portfolio activity of any Underlying Funds.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class N

Years ended May 31,	2015	2014E
Selected Per-Share Data
Net asset value, beginning of period	$ 14.27	$ 13.50
Income from Investment Operations
Net investment income (loss) D	.07	.05
Net realized and unrealized gain (loss)	1.28	1.18
Total from investment operations	1.35	1.23
Distributions from net investment income	(.09)	(.06)
Distributions from net realized gain	(2.47)	(.41)
Total distributions	(2.56)	(.46)H
Net asset value, end of period	$ 13.06	$ 14.27
Total ReturnB, C	10.43%	9.32%
Ratios to Average Net Assets F
Expenses before reductions	1.39%	1.45%A
Expenses net of fee waivers, if any	1.22%	1.22%A
Expenses net of all reductions	1.22%	1.22%A
Net investment income (loss)	.53%	.65%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 121	$ 109
Portfolio turnover rateG	151%	134%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E For the period November 12, 2013 (commencement of sale of shares) to May 31, 2014.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. Fees and expenses of the Underlying Funds are not included in the class' annualized ratios. The class indirectly bears its proportionate share of the expenses of the Underlying Funds.

G Amount does not include the portfolio activity of any Underlying Funds.

H Total distributions of $.46 per share is comprised of distributions from net investment income of $.056 and distributions from net realized gain of $.405 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended May 31, 2015

1. Organization.

Strategic Advisers Core Multi-Manager Fund (the Fund) is a non-diversified fund of Fidelity Rutland Square Trust II (the Trust), and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust. The Fund is available only to certain employer-sponsored retirement plans and Fidelity brokerage or mutual fund accounts. The Fund commenced sale of Class L and Class N shares on November 12, 2013. The Fund offers Core Multi Manager, Class F, Class L and Class N shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

2. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Strategic Advisers, Inc. (Strategic Advisers) Fair Value Committee (the Committee). In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

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2. Significant Accounting Policies - continued

Investment Valuation - continued

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds and U.S. government and government agency obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are

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Notes to Financial Statements - continued

2. Significant Accounting Policies - continued

Investment Valuation - continued

valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy. If an unaffiliated open-end mutual fund's NAV is unavailable, shares of that fund may be valued by another method that the Board believes reflects fair value in accordance with the Board's fair value pricing policies and is categorized as Level 2 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of May 31, 2015 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Underlying Funds and distributions from ETFs, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to

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2. Significant Accounting Policies - continued

Investment Transactions and Income - continued

the underlying investment. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Strategic Advisers funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of May 31, 2015, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

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Notes to Financial Statements - continued

2. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to futures contracts, foreign currency transactions, deferred trustees compensation, partnerships and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 14,859,245
Gross unrealized depreciation	(678,228)
Net unrealized appreciation (depreciation) on securities	$ 14,181,017

Tax Cost	$ 49,439,046

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 825,974
Undistributed long-term capital gain	$ 2,851,397
Net unrealized appreciation (depreciation) on securities and other investments	$ 14,180,950

The tax character of distributions paid was as follows:

	May 31, 2015	May 31, 2014
Ordinary Income	$ 2,948,352	$ 2,339,120
Long-term Capital Gains	7,713,639	3,699,454
Total	$ 10,661,991	$ 6,038,574

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale

Annual Report

2. Significant Accounting Policies - continued

Restricted Securities - continued

at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

New Accounting Pronouncement. In June 2014, the Financial Accounting Standards Board issued Accounting Standard Update No. 2014-11, Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures (the Update). The Update amends the accounting for certain repurchase agreements and expands disclosure requirements for reverse repurchase agreements, securities lending and other similar transactions. The disclosure requirements are effective for annual and interim reporting periods beginning after December 15, 2014. Management is currently evaluating the impact of the Update on the Fund's financial statements and related disclosures.

3. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk

Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the

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Notes to Financial Statements - continued

3. Derivative Instruments - continued

Risk Exposures and the Use of Derivative Instruments - continued

Fund. Counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin for derivative instruments in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts." The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end and is representative of volume of activity during the period. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments.

During the period the Fund recognized net realized gain (loss) of $174,018 and a change in net unrealized appreciation (depreciation) of $(14,903) related to its investment in futures contracts. These amounts are included in the Statement of Operations.

4. Purchases and Sales of Investments.

Purchases and sales of securities (including the Underlying Fund shares), other than short-securities, aggregated $86,658,839 and $89,800,987, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Strategic Advisers (the investment adviser) provides the Fund with investment management related services. For these services, the Fund pays a monthly management fee to the investment adviser. The management fee is calculated by adding

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5. Fees and Other Transactions with Affiliates - continued

Management Fee - continued

the annual management fee rate of .30% of the Fund's average net assets throughout the month payable to the investment adviser to the aggregate of the fee rates, payable monthly, to the Fund's sub-advisers. The Fund's maximum aggregate management fee will not exceed 1.05% of the Fund's average net assets. For the reporting period, the total annual management fee rate was .60% of the Fund's average net assets.

During the period, the investment adviser waived its management fee as described in the Expense Reductions note.

Sub-Advisers. AllianceBernstein, L.P., Cornerstone Investment Partners, LLC, First Eagle Investment Management, LLC, J.P. Morgan Investment Management, Inc., OppenheimerFunds, Inc., Pyramis Global Advisors, LLC (an affiliate of the investment adviser) and T. Rowe Price Associates, Inc. each served as a sub-adviser for the Fund during the period. Sub-advisers provide discretionary investment advisory services for their allocated portion of the Fund's assets and are paid by the investment adviser and not the Fund for providing these services.

Aristotle Capital Management, LLC, Brandywine Global Investment Management, LLC, ClariVest Asset Management LLC, Loomis Sayles & Company, L.P., LSV Asset Management, Massachusetts Financial Services Company (MFS), Morgan Stanley Investment Management, Inc., Robeco Investment Management, Inc. (d/b/a Boston Partners) and Waddell & Reed Investment Management Co. have been retained to serve as a sub-adviser for the Fund. As of the date of the report, however, these sub-advisers have not been allocated any portion of the Fund's assets. These sub-advisers in the future may provide discretionary investment advisory services for an allocated portion of the Fund's assets and will be paid by the investment adviser for providing these services.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Class N pays Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, a Service Fee based on an annual percentage of Class N's average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Service Fee rate, total service fees and amounts retained by FDC were as follows:

	Service Fee	Total Fees	Retained by FDC
Class N	.25%	$ 288	$ 288

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and

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Notes to Financial Statements - continued

5. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class F. Each class, except for Class F, does not directly pay transfer agent fees with respect to the portion of its assets invested in Underlying Funds. FIIOC receives no fees for providing transfer agency services to Class F. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each applicable class were as follows:

	Amount	% of Class-Level Average Net Assets
Core Multi-Manager	$ 54,825.10
Class L	111.10
Class N	110.10
	$ 55,046

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The fee is based on the level of average net assets for each month.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $1,759 for the period.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $92 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

Annual Report

7. Expense Reductions.

The investment adviser has voluntarily agreed to waive a portion of the Fund's management fee. During the period, this waiver reduced the Fund's management fee by $3,436.

The investment adviser has also contractually agreed to reimburse Core Multi-Manager, Class L and Class N to the extent that annual operating expenses exceed certain levels of average net assets as noted in the table below. This reimbursement will remain in place through July 31, 2016. In addition, the investment adviser has voluntarily agreed to reimburse Class F to the extent that annual operating expenses exceed certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, including commitment fees, are excluded from these reimbursements. The following classes of the Fund were in reimbursement during the period:

	Expense Limitations	Reimbursement

Core Multi-Manager	.97%	$ 93,014
Class F	.87%	3,801
Class L	.97%	187
Class N	1.22%	187

In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's expenses by $3.

8. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended May 31,	2015	2014 A
From net investment income
Core Multi-Manager	$ 484,614	$ 579,841
Class F	16,549	5,901
Class L	976	444
Class N	695	415
Total	$ 502,834	$ 586,601
From net realized gain
Core Multi-Manager	$ 9,798,347	$ 5,399,206
Class F	321,329	46,767
Class L	19,746	3,000
Class N	19,735	3,000
Total	$ 10,159,157	$ 5,451,973

A Distributions for Class L and Class N are for the period November 12, 2013 (commencement of sale of shares) to May 31, 2014.

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Notes to Financial Statements - continued

9. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between funds:

	Shares		Dollars
Years ended May 31,	2015	2014 A	2015	2014 A
Core Multi-Manager
Shares sold	95,933	73,693	$ 1,251,118	$ 963,366
Reinvestment of distributions	796,463	466,074	10,282,961	5,979,047
Shares redeemed	(521,747)	(1,468,517)	(7,398,943)	(20,481,128)
Net increase (decrease)	370,649	(928,750)	$ 4,135,136	$ (13,538,715)
Class F
Shares sold	90,367	90,818	$ 1,178,800	$ 1,223,378
Reinvestment of distributions	26,179	4,013	337,878	52,668
Shares redeemed	(17,383)	(9,936)	(226,619)	(134,458)
Net increase (decrease)	99,163	84,895	$ 1,290,059	$ 1,141,588
Class L
Shares sold	-	7,407	$ -	$ 100,000
Reinvestment of distributions	1,605	255	20,722	3,444
Net increase (decrease)	1,605	7,662	$ 20,722	$ 103,444
Class N
Shares sold	-	7,407	$ -	$ 100,000
Reinvestment of distributions	1,583	253	20,430	3,415
Net increase (decrease)	1,583	7,660	$ 20,430	$ 103,415

A Share transactions for Class L and Class N are for the period November 12, 2013 (commencement of sale of shares) to May 31, 2014.

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, the investment adviser or its affiliates were the owners of record of 94% of the total outstanding shares of the Fund.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Rutland Square Trust II and the Shareholders of Strategic Advisers Core Multi-Manager Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Strategic Advisers Core Multi-Manager Fund (a fund of Fidelity Rutland Square Trust II) at May 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Strategic Advisers Core Multi-Manager Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 2015 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

July 22, 2015

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. If the interests of the fund and an underlying Fidelity fund were to diverge, a conflict of interest could arise and affect how the Trustees and Member of the Advisory Board fulfill their fiduciary duties to the affected funds. Strategic Advisers has structured the fund to avoid these potential conflicts, although there may be situations where a conflict of interest is unavoidable. In such instances, Strategic Advisers, the Trustees, and Member of the Advisory Board would take reasonable steps to minimize and, if possible, eliminate the conflict. Each of the Trustees oversees 18 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. The officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee may also engage professional search firms to help identify potential Independent Trustee candidates with experience, qualifications, attributes, and skills consistent with the Statement of Policy. Additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, may be considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

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Trustees and Officers - continued

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Roger T. Servison is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ralph F. Cox serves as the lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees asset allocation funds. Other boards oversee Fidelity's investment-grade bond, money market, and asset allocation funds and Fidelity's equity and high income funds. The fund may invest in Fidelity funds overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues.

The Trustees primarily operate as a full Board, but also operate in committees, to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board has charged Strategic Advisers and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through Strategic Advisers, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. Board oversight of different aspects of the fund's activities is exercised primarily through the full Board, but also through the Audit and Compliance Committee. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate. The responsibilities of each committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-835-5095 (plan accounts), or 1-800-544-3455 (all other accounts).

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Roger T. Servison (1945)
Year of Election or Appointment: 2006 Trustee Chairman of the Board of Trustees

Mr. Servison also serves as Trustee of other funds. Mr. Servison serves as President of Strategic New Business Development for Fidelity Investments and serves as a Director of Strategic Advisers (investment adviser firm). Previously, Mr. Servison oversaw Fidelity Investments Life Insurance Company (2005-2006) and Strategic Advisers (2005-2007). Mr. Servison also served as President and a Director of Fidelity Brokerage Services (Japan), LLC (1994-2004).

Derek L. Young (1964)
Year of Election or Appointment: 2012 Trustee

Mr. Young also serves as Trustee or an officer of other funds. He is President and a Director of Strategic Advisers, Inc. (investment adviser firm, 2011-present), President of Fidelity Global Asset Allocation (GAA) (2011-present), and Vice Chairman of Pyramis Global Advisors, LLC (investment adviser firm, 2011-present). Previously, Mr. Young served as Chief Investment Officer of GAA (2009-2011) and as a portfolio manager.

Annual Report

Trustees and Officers - continued

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with Strategic Advisers.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Peter C. Aldrich (1944)
Year of Election or Appointment: 2006 Trustee

Mr. Aldrich also serves as Trustee of other funds. Mr. Aldrich is a Director of the National Bureau of Economic Research and a Director of the funds of BlackRock Realty Group (2006-present). Previously, Mr. Aldrich served as a Trustee for the Fidelity Rutland Square Trust (2005-2010), a Managing Member of Poseidon, LLC (foreign private investment, 1998-2004), and Chairman and Managing Member of AEGIS, LLC (foreign private investment, 1997-2004). Mr. Aldrich also served as Faculty Chairman of The Research Council on Global Investment of The Conference Board (business and professional education non-profit, 1999-2004). Mr. Aldrich is a Member of the Boards of Trustees of the Museum of Fine Arts Boston and Massachusetts Eye and Ear Infirmary and an Overseer of the Longy School of Music.

Amy Butte Liebowitz (1968)
Year of Election or Appointment: 2011 Trustee

Ms. Butte Liebowitz also serves as Trustee of other funds. Ms. Butte Liebowitz was the founder and Chief Executive Officer of TILE Financial (financial internet service, 2008-2012). Previously, Ms. Butte Liebowitz served as the Chief Financial Officer and member of the Board of Directors of MF Global (broker-dealer, 2006-2008), and Chief Financial Officer and Executive Vice President of the New York Stock Exchange (2004-2006). Ms. Butte Liebowitz is a member of the Boards of Directors of Accion International and the New York Women's Forum, as well as an alumna of the World Economic Forum's Young Global Leader program.

Ralph F. Cox (1932)
Year of Election or Appointment: 2006 Trustee

Mr. Cox also serves as Trustee of other funds. Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Mr. Cox is a Director of Abraxas Petroleum (exploration and production). Mr. Cox is a member of the Advisory Boards of the Business and Engineering Schools of Texas A&M University and the Engineering School of University of Texas at Austin. Previously, Mr. Cox served as a Trustee for the Fidelity Rutland Square Trust (2005-2010) and as an Advisory Director of CH2M Hill Companies (engineering, 1981-2011). Mr. Ralph F. Cox and Mr. Howard E. Cox, Jr. are not related.

Mary C. Farrell (1949)
Year of Election or Appointment: 2013 Trustee

Ms. Farrell also serves as Trustee or Member of the Advisory Board of other funds. Ms. Farrell is a Director of the W.R. Berkley Corporation (insurance provider) and President (2009-present) and Director (2006-present) of the Howard Gilman Foundation (charitable organization). Previously, Ms. Farrell was Managing Director and Chief Investment Strategist at UBS Wealth Management USA and Co-Head of UBS Wealth Management Investment Strategy & Research Group (2003-2005). Ms. Farrell also served as Investment Strategist at PaineWebber (1982-2000) and UBS PaineWebber (2000-2002). Ms. Farrell also serves as Trustee on the Board of Overseers of the New York University Stern School of Business, and as Chairman of the Board of Trustees of Yale-New Haven Hospital.

Karen Kaplan (1960)
Year of Election or Appointment: 2006 Trustee

Ms. Kaplan also serves as Trustee of other funds. Ms. Kaplan is Chief Executive Officer (2013-present) and President (2007-present) of Hill Holliday (advertising and specialized marketing). Ms. Kaplan is a Director of Vera Bradley (2012-present), Member of the Board of Governors of the Chief Executives' Club of Boston (2010-present), Chairman (2012-2014) and Member (2006-present) of the Executive Committee of the Greater Boston Chamber of Commerce, Member of the Board of Directors of Jobs for Massachusetts (2012-present), Member of the National Association of Corporate Directors Chapter (2012-present), and Member of the Board of Directors of the Post Office Square Trust (2012-present). She is also a member of the Clinton Global Initiative, an action oriented community of the most effective CEOs, heads of state, Nobel Prize winners, and non-governmental leaders in the world. Previously, Ms. Kaplan served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010), Director of DSM (dba Dental and DentaQuest) (2004-2014), Member of the Board of Directors of the Massachusetts Conference for Women (2008-2014), President of the Massachusetts Women's Forum (2008-2010), Treasurer of the Massachusetts Women's Forum (2002-2006), Vice Chair of the Board of the Massachusetts Society for the Prevention of Cruelty to Children (2003-2010), Director of United Way of Massachusetts Bay (2004-2006), Director of ADVO (direct mail marketing, 2003-2007), and Director of Tweeter Home Entertainment Group (2006-2007).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Advisory Board Member and Officers:

Correspondence intended for each officer and Howard E. Cox, Jr. may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation
Howard E. Cox, Jr. (1944)
Year of Election or Appointment: 2009 Member of the Advisory Board

Mr. Cox also serves as Member of the Advisory Board of other funds. Mr. Cox is a Member of the Advisory Board of Devonshire Investors (2009-present). Mr. Cox serves as an Advisory Partner of Greylock (venture capital) and a Director of Stryker Corporation (medical products and services). Previously, Mr. Cox served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010) and a Member of the Secretary of Defense's Business Board of Directors (2008-2010). Mr. Howard E. Cox, Jr. and Mr. Ralph F. Cox are not related.

Elizabeth Paige Baumann (1968)
Year of Election or Appointment: 2012 Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (diversified financial services company, 2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Brian Blackburn (1975)
Year of Election or Appointment: 2014 Assistant Secretary
Mr. Blackburn also serves as an officer of other funds. Mr. Blackburn serves as Vice President & Associate General Counsel (2013-present) and is an employee of Fidelity Investments (2007-present).
Jonathan Davis (1968)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)
Year of Election or Appointment: 2011 Vice President and Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)
Year of Election or Appointment: 2012 Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John Hitt (1967)
Year of Election or Appointment: 2014 Secretary and Chief Legal Officer

Mr. Hitt also serves as an officer of other funds. Mr. Hitt serves as Senior Vice President and Deputy General Counsel in Fidelity's Asset Management Group (2010-present) and is an employee of Fidelity Investments.

Kenneth B. Robins (1969)
Year of Election or Appointment: 2010 President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Nicholas E. Steck (1964)
Year of Election or Appointment: 2009 Chief Financial Officer

Mr. Steck also serves as Chief Financial Officer of other funds. Mr. Steck serves as Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2008-present) and is an employee of Fidelity Investments. During the period 2002 to 2009, Mr. Steck served as a Compliance Officer of FMR (investment adviser firm), Fidelity Investments Money Management, Inc. (investment adviser firm), FMR LLC (diversified financial management company), Fidelity Research & Analysis (U.K.) Inc. (investment adviser firm), Fidelity Management & Research (Hong Kong) Limited (investment adviser firm), and Fidelity Management & Research (Japan) Inc. (investment adviser firm).

Bruce Treff (1966)
Year of Election or Appointment: 2013 Chief Compliance Officer

Mr. Treff also serves as Compliance Officer of other funds. Mr. Treff serves as Senior Vice President of Asset Management Compliance (2013-present). Prior to joining Fidelity Investments, Mr. Treff served as Managing Director of Citibank, N.A. (2005-2013).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Strategic Advisers Core Multi-Manager Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Strategic Advisers Core Multi-Manager Fund	07/13/15	07/10/15	$0.044	$0.736

The fund hereby designates as a capital gain dividend with respect to the taxable year ended May 31, 2015, $5,800,945, or, if subsequently determined to be different, the net capital gain of such year.

Strategic Advisers Core Multi-Manager Fund designates 24% and 60% of the dividends distributed in July and December, respectively during the fiscal year as qualifying for the dividends -received deduction for corporate shareholders.

Strategic Advisers Core Multi-Manager Fund designates 26% and 66% of the dividends distributed in July and December, respectively during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2016 of amounts for use in preparing 2015 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Strategic Advisers Core Multi-Manager Fund

On December 2, 2014, the Board of Trustees, including the Independent Trustees (together, the Board) voted at an in-person meeting to approve an investment advisory agreement (the Sub-Advisory Agreement) with Loomis Sayles & Company, L.P. (New Sub-Adviser) for the fund.

The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, considered a broad range of information it believed relevant to the approval of the Sub-Advisory Agreement.

In considering whether to approve the Sub-Advisory Agreement, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the approval of the Sub-Advisory Agreement is in the best interests of the fund and its shareholders and that the approval of such agreement does not involve a conflict of interest from which Strategic Advisers, Inc. (Strategic Advisers) or its affiliates derive an inappropriate advantage. Also, the Board found that the advisory fees to be charged under the Sub-Advisory Agreement bear a reasonable relationship to the services to be rendered and will be based upon services provided that will be in addition to, rather than duplicative of services provided under the advisory contract of any underlying fund in which the fund may invest. The Board's decision to approve the Sub-Advisory Agreement was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board.

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the New Sub-Adviser, including the backgrounds of its investment personnel, and also took into consideration the fund's investment objective, strategies and related investment philosophy and current sub-adviser line-up. The Board also considered the structure of the New Sub-Adviser's portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the general qualifications and capabilities of the New Sub-Adviser's investment staff, its use of technology, and the New Sub-Adviser's approach to managing and compensating investment personnel. The Board noted that the New Sub-Adviser's analysts have extensive resources, tools and capabilities which allow them to conduct sophisticated fundamental and/or quantitative analysis. Additionally, in their deliberations, the Board considered the New Sub-Adviser's trading capabilities and resources which are integral parts of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory services to be performed by the New Sub-Adviser under the Sub-Advisory Agreement and (ii) the resources to be devoted to the fund's compliance policies and procedures.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Investment Performance. The Board also considered the historical investment performance of the New Sub-Adviser and the portfolio managers in managing accounts under a similar investment mandate.

Based on its review, the Board concluded that the nature, extent, and quality of services that will be provided to the fund under the Sub-Advisory Agreement should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Fund Expenses. In reviewing the Sub-Advisory Agreement, the Board considered the amount and nature of fees to be paid by the fund to the fund's investment adviser, Strategic Advisers, the amount and nature of fees to be paid by Strategic Advisers to the New Sub-Adviser and the projected change in the fund's total operating expenses as a result of hiring the New Sub-Adviser. The Board noted that the fund's maximum aggregate annual management fee rate may not exceed 1.05% of the fund's average daily net assets and that the Sub-Advisory Agreement will not result in a change to the maximum aggregate annual management fee payable by the fund or Strategic Advisers' portion of the management fee. The Board considered that Strategic Advisers has contractually agreed to reimburse the retail class, Class L and Class N of the fund to the extent that total operating expenses of each class (excluding interest, certain taxes, certain securities lending costs, brokerage commissions, extraordinary expenses, and acquired fund fees and expenses, if any) as a percentage of net assets exceed 0.97%, 0.97% and 1.22%, respectively, through July 31, 2015. In addition, the Board noted that Strategic Advisers has voluntarily agreed to reimburse Class F of the fund to the extent that total operating expenses of the class (excluding interest, certain taxes, certain securities lending costs, brokerage commissions, extraordinary expenses, and acquired fund fees and expenses, if any) exceed 0.87% of the class' average net assets and that such arrangement may be terminated by Strategic Advisers at any time.

Based on its review, the Board concluded that the fund's management fee structure and any changes to projected total expenses bear a reasonable relationship to the services that the fund and its shareholders will receive and the other factors considered.

Because the Sub-Advisory Agreement was negotiated at arm's length and will have no impact on the maximum management fees payable by the fund, the Board did not consider the costs of services and profitability to be significant factors in its decision to approve the Sub-Advisory Agreement.

Potential Fall-Out Benefits. The Board considered that it reviews information regarding the potential of direct and indirect benefits to Strategic Advisers and its affiliates from their relationships with the fund, including non-advisory fee compensation paid to affiliates of Strategic Advisers, if any, during its annual renewal of the fund's advisory agreement with Strategic Advisers. With respect to the New Sub-Adviser, the Board considered management's representation that it does not anticipate that the hiring of the New Sub-Adviser will have a material impact on the potential for fall-out benefits to Strategic Advisers or its affiliates.

Annual Report

Possible Economies of Scale. The Board considered that it reviews whether there have been economies of scale in connection with the management of the fund during its annual renewal of the fund's advisory agreement with Strategic Advisers and the fund's sub-advisory agreements. The Board noted that the Sub-Advisory Agreement provides for breakpoints as the fund's assets grow and noted that any potential decline in sub-advisory fees will accrue directly to shareholders.

Conclusion. Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the Sub-Advisory Agreement's fee structure bears a reasonable relationship to the services to be rendered and that the Sub-Advisory Agreement should be approved because the agreement is in the best interests of the fund and its shareholders. The Board also concluded that the sub-advisory fees to be charged thereunder will be based on services provided that will be in addition to, rather than duplicative of services provided under the advisory contract of any underlying fund in which the fund may invest. In addition, the Board concluded that the approval of the Sub-Advisory Agreement does not involve a conflict of interest from which Strategic Advisers or its affiliates derive an inappropriate advantage.

Board Approval of Investment Advisory Contract and Management Fees

Strategic Advisers Core Multi-Manager Fund

On March 5, 2015, the Board of Trustees, including the Independent Trustees (together, the Board) voted at an in-person meeting to approve an investment advisory agreement (the Sub-Advisory Agreement) with J.P. Morgan Investment Management Inc. (New Sub-Adviser) for the fund.

The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, considered a broad range of information it believed relevant to the approval of the Sub-Advisory Agreement.

In considering whether to approve the Sub-Advisory Agreement, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the approval of the Sub-Advisory Agreement is in the best interests of the fund and its shareholders and that the approval of such agreement does not involve a conflict of interest from which Strategic Advisers, Inc. (Strategic Advisers) or its affiliates derive an inappropriate advantage. Also, the Board found that the advisory fees to be charged under the Sub-Advisory Agreement bear a reasonable relationship to the services to be rendered and will be based upon services provided that will be in addition to, rather than duplicative of services provided under the advisory contract of any underlying fund in which the fund may invest. The Board's decision to approve the Sub-Advisory Agreement was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the New Sub-Adviser, including the backgrounds of its investment personnel, and also took into consideration the fund's investment objective, strategies and related investment philosophy and current sub-adviser line-up. The Board also considered the structure of the New Sub-Adviser's portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the general qualifications and capabilities of the New Sub-Adviser's investment staff, its use of technology, and the New Sub-Adviser's approach to managing and compensating investment personnel. The Board noted that the New Sub-Adviser's analysts have extensive resources, tools and capabilities which allow them to conduct sophisticated fundamental and/or quantitative analysis. Additionally, in their deliberations, the Board considered the New Sub-Adviser's trading capabilities and resources which are integral parts of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory services to be performed by the New Sub-Adviser under the Sub-Advisory Agreement and (ii) the resources to be devoted to the fund's compliance policies and procedures.

Investment Performance. The Board also considered the historical investment performance of the New Sub-Adviser and the portfolio managers in managing accounts under a similar investment mandate.

Based on its review, the Board concluded that the nature, extent, and quality of services that will be provided to the fund under the Sub-Advisory Agreement should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Fund Expenses. In reviewing the Sub-Advisory Agreement, the Board considered the amount and nature of fees to be paid by the fund to the fund's investment adviser, Strategic Advisers, the amount and nature of fees to be paid by Strategic Advisers to the New Sub-Adviser and the projected change in the fund's total operating expenses as a result of hiring the New Sub-Adviser. The Board noted that the fund's maximum aggregate annual management fee rate may not exceed 1.05% of the fund's average daily net assets and that the Sub-Advisory Agreement will not result in a change to the maximum aggregate annual management fee payable by the fund or Strategic Advisers' portion of the management fee. The Board considered that Strategic Advisers has contractually agreed to reimburse the retail class, Class L and Class N of the fund to the extent that total operating expenses of the class (excluding interest, certain taxes, certain securities lending costs, brokerage commissions, extraordinary expenses, and acquired fund fees and expenses, if any) as a percentage of net assets exceed 0.97%, 0.97% and 1.22%, respectively, through July 31, 2015. In addition, the Board noted that Strategic Advisers has voluntarily agreed to reimburse Class F of the fund to the extent that total operating expenses of the class (excluding interest, certain taxes, certain securities lending costs, brokerage commissions, extraordinary expenses, and acquired fund fees and expenses, if any) exceed 0.87% of the class' average net assets and that such arrangement may be terminated by Strategic Advisers at any time.

Annual Report

Based on its review, the Board concluded that the fund's management fee structure and any changes to projected total expenses bear a reasonable relationship to the services that the fund and its shareholders will receive and the other factors considered.

Because the Sub-Advisory Agreement was negotiated at arm's length and will have no impact on the maximum management fees payable by the fund, the Board did not consider the costs of services and profitability to be significant factors in its decision to approve the Sub-Advisory Agreement.

Potential Fall-Out Benefits. The Board considered that it reviews information regarding the potential of direct and indirect benefits to Strategic Advisers and its affiliates from their relationships with the fund, including non-advisory fee compensation paid to affiliates of Strategic Advisers, if any, during its annual renewal of the fund's advisory agreement with Strategic Advisers. With respect to the New Sub-Adviser, the Board considered management's representation that it does not anticipate that the hiring of the New Sub-Adviser will have a material impact on the potential for fall-out benefits to Strategic Advisers or its affiliates.

Possible Economies of Scale. The Board considered that it reviews whether there have been economies of scale in connection with the management of the fund during its annual renewal of the fund's advisory agreement with Strategic Advisers and the fund's sub-advisory agreements. The Board noted that the Sub-Advisory Agreement provides for breakpoints as the fund's assets grow and noted that any potential decline in sub-advisory fees will accrue directly to shareholders.

Conclusion. Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the Sub-Advisory Agreement's fee structure bears a reasonable relationship to the services to be rendered and that the Sub-Advisory Agreement should be approved because the agreement is in the best interests of the fund and its shareholders. The Board also concluded that the sub-advisory fees to be charged thereunder will be based on services provided that will be in addition to, rather than duplicative of services provided under the advisory contract of any underlying fund in which the fund may invest. In addition, the Board concluded that the approval of the Sub-Advisory Agreement does not involve a conflict of interest from which Strategic Advisers or its affiliates derive an inappropriate advantage.

Annual Report

Investment Adviser

Strategic Advisers, Inc.
Boston, MA

Investment Sub-Advisers

AllianceBernstein L.P.

Aristotle Capital Management, LLC

Brandywine Global Investment
Management, LLC

ClariVest Asset Management LLC

Cornerstone Investment Partners, LLC

First Eagle Investment Management, LLC

JP Morgan Investment Management Inc.

Loomis, Sayles & Company, L.P.

LSV Asset Management

Massachusetts Financial Services
Company

Morgan Stanley Investment
Management, Inc.

OppenheimerFunds, Inc.

Pyramis Global Advisors, LLC

Robeco Investment Management, Inc.
doing business as Boston Partners

T. Rowe Price Associates, Inc.

Waddell & Reed Investment
Management Company

General Distributor

Fidelity Distributors Corporation
Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

The Bank of New York Mellon

New York, NY

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
245 Summer St., Boston, MA 02210
www.fidelity.com

MMC-UANN-0715
1.931536.104

Strategic Advisers®
Core Multi-Manager Fund

Class F

Annual Report

May 31, 2015

(Fidelity Cover Art)

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-835-5095 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2015 FMR LLC. All rights reserved.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended May 31, 2015	Past 1 year	Life of fund A
Class F B	10.78%	17.67%

A From November 16, 2011.

B The initial offering of Class F shares took place on December 18, 2012. Returns prior to December 18, 2012, are those of Strategic Advisers® Core Multi-Manager Fund, the original class of the fund.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Strategic Advisers® Core Multi-Manager Fund - Class F on November 16, 2011, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period. See footnote B above for additional information regarding the performance of Class F.
Annual Report

Management's Discussion of Fund Performance

Market Recap: The U.S. equity market hit fresh new highs in extending its bull run during the 12 months ending May 31, 2015, as stocks continued to hold appeal over bonds amid a supportive cyclical backdrop and low, but rising market interest rates. The S&P 500® Index returned 11.81%, continuing its climb despite pockets of higher volatility along the way. Growth stocks broadly outperformed value-oriented names on prospects for accelerated U.S. economic growth. Accordingly, the tech-stock-heavy and growth-oriented Nasdaq Composite Index® rose 20.89%. The Russell 2000® Index advanced 11.32%, as small-caps rallied in the latter half of the period, partly due to their lower exposure to global-growth headwinds and the stronger dollar. Sector performance was broadly positive but varied greatly, as the effects on profitability from lower oil prices and a stronger greenback helped disperse returns across and within sectors. Within the broad S&P 500®, health care (+27%) led the way, lifted by strong product innovation and merger-and-acquisition activity. Information technology (+19%) and consumer discretionary (+18%) also had a strong year. On the other end of the spectrum, energy (-15%) was the sole sector to lose ground, reflecting a sharp drop in crude oil prices beginning in mid-2014, due to weaker global demand and a U.S. supply boom.

Comments from Portfolio Manager John Stone: For the year, the Fund's share classes lagged the S&P 500® Index. (For specific class-level results, please see the Performance section of this report.) The manager that served as the Fund's primary relative detractor was sub-adviser Cornerstone Investment Partners, mainly because its strategy of seeking companies trading below fair value was out of favor during a period when growth stocks outpaced value stocks. Several holdings in Cornerstone's concentrated 30-stock portfolio performed poorly this past 12 months. On the plus side, AllianceBernstein's momentum-oriented strategy worked well amid a generally rising equity market. Additionally, AllianceBernstein's emphasis on companies generating most of their revenues in the United States helped it outperform. T. Rowe Price, our largest manager allocation by far, benefited from broadly positive stock selection, most notably in financials, information technology and health care. During the period, we hired 10 new sub-advisors, but as of period end, had only allocated assets to one of them: JPMorgan Investment Management. JPMorgan employs a core, all-weather strategy driven by bottom-up stock selection from a team of industry analysts.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (December 1, 2014 to May 31, 2015).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition to the direct expenses incurred by the Fund presented in the table, as a shareholder of the underlying mutual funds (the Underlying Funds), the Fund also indirectly bears its proportionate share of the expenses of the Underlying Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition to the direct expenses incurred by the Fund presented in the table, as a shareholder of the Underlying Funds, the Fund also indirectly bears its proportionate share of the expenses of the Underlying Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Annual Report

	Annualized Expense RatioB	Beginning Account Value December 1, 2014	Ending Account Value May 31, 2015	Expenses Paid During Period* December 1, 2014 to May 31, 2015
Core Multi-Manager	.97%
Actual		$ 1,000.00	$ 1,028.80	$ 4.91
HypotheticalA		$ 1,000.00	$ 1,020.09	$ 4.89
Class F	.87%
Actual		$ 1,000.00	$ 1,029.60	$ 4.40
HypotheticalA		$ 1,000.00	$ 1,020.59	$ 4.38
Class L	.97%
Actual		$ 1,000.00	$ 1,028.80	$ 4.91
HypotheticalA		$ 1,000.00	$ 1,020.09	$ 4.89
Class N	1.22%
Actual		$ 1,000.00	$ 1,028.10	$ 6.17
HypotheticalA		$ 1,000.00	$ 1,018.85	$ 6.14

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). The fees and expenses of the Underlying Funds in which the Fund invests are not included in the Fund's annualized expense ratio.

Annual Report

Investment Changes (Unaudited)

The information in the following tables is based on the direct investments of the Fund.
Top Ten Holdings as of May 31, 2015
(excluding cash equivalents)	% of fund's net assets	% of fund's net assets 6 months ago
Apple, Inc.	3.3	3.2
Actavis PLC	2.2	1.3
Time Warner, Inc.	1.9	1.8
Comcast Corp. Class A	1.9	1.7
Microsoft Corp.	1.8	1.8
JPMorgan Chase & Co.	1.7	1.6
Wells Fargo & Co.	1.6	1.6
Citigroup, Inc.	1.6	1.5
Abbott Laboratories	1.2	0.4
Google, Inc. Class C	1.2	1.0
	18.4
Top Five Market Sectors as of May 31, 2015
(stocks only)	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	19.0	18.8
Health Care	14.9	14.5
Financials	14.0	14.3
Consumer Discretionary	12.7	14.3
Industrials	11.0	10.2
Asset Allocation (% of fund's net assets)
As of May 31, 2015	As of November 30, 2014
Stocks 95.5%	Stocks 94.6%
Corporate Bonds 0.0%*	Corporate Bonds 0.0%*
Sector Funds 0.0%	Sector Funds 0.4%
Short-Term Investments and Net Other Assets (Liabilities) 4.5%	Short-Term Investments and Net Other Assets (Liabilities) 5.0%

Asset allocations of equity funds in the pie charts reflect the categorizations of assets as defined by Morningstar as of the reporting dates indicated above.
* Amount represents less than 0.1%

Annual Report

Investments May 31, 2015

Showing Percentage of Net Assets

Common Stocks - 95.5%
	Shares	Value
CONSUMER DISCRETIONARY - 12.7%
Auto Components - 0.4%
BorgWarner, Inc.	1,639	$ 98,586
Delphi Automotive PLC	584	50,796
Johnson Controls, Inc.	2,136	111,115
		260,497
Automobiles - 0.2%
General Motors Co.	1,759	63,271
Harley-Davidson, Inc.	885	47,339
		110,610
Hotels, Restaurants & Leisure - 1.2%
Carnival Corp. unit	500	23,165
Chipotle Mexican Grill, Inc. (a)	79	48,626
Dunkin' Brands Group, Inc.	364	19,423
Hilton Worldwide Holdings, Inc. (a)	1,905	55,169
Las Vegas Sands Corp.	359	18,248
McDonald's Corp.	848	81,349
MGM Mirage, Inc. (a)	1,237	24,802
Norwegian Cruise Line Holdings Ltd. (a)	494	26,953
Royal Caribbean Cruises Ltd.	382	29,024
Starbucks Corp.	3,857	200,410
Wyndham Worldwide Corp.	2,270	192,746
Wynn Resorts Ltd.	48	4,833
Yum! Brands, Inc.	683	61,545
		786,293
Household Durables - 0.4%
D.R. Horton, Inc.	400	10,448
Harman International Industries, Inc.	274	33,022
Lennar Corp. Class A	2,404	112,099
PulteGroup, Inc.	592	11,355
Toll Brothers, Inc. (a)	2,560	92,595
		259,519
Internet & Catalog Retail - 1.2%
Amazon.com, Inc. (a)	1,091	468,290
Netflix, Inc. (a)	123	76,759
Priceline Group, Inc. (a)	198	232,064
		777,113
Leisure Products - 0.1%
Mattel, Inc.	2,756	71,132
Media - 5.8%
CBS Corp. Class B	292	18,022
Common Stocks - continued
	Shares	Value
CONSUMER DISCRETIONARY - continued
Media - continued
Charter Communications, Inc. Class A (a)	662	$ 118,511
Comcast Corp.:
Class A	20,419	1,193,695
Class A (special) (non-vtg.)	2,466	143,028
DIRECTV (a)	461	41,969
DISH Network Corp. Class A (a)	514	36,386
News Corp. Class A (a)	2,580	39,087
The Madison Square Garden Co. Class A (a)	1,269	108,411
The Walt Disney Co.	3,882	428,456
Time Warner Cable, Inc.	524	94,786
Time Warner, Inc.	14,153	1,195,645
Time, Inc.	1,789	40,270
Twenty-First Century Fox, Inc. Class A	6,032	202,675
Viacom, Inc. Class B (non-vtg.)	547	36,583
		3,697,524
Multiline Retail - 0.6%
Dollar General Corp.	2,383	172,982
Kohl's Corp.	451	29,536
Target Corp.	2,078	164,827
		367,345
Specialty Retail - 2.4%
AutoNation, Inc. (a)	2,779	173,437
AutoZone, Inc. (a)	155	104,411
Bed Bath & Beyond, Inc. (a)	823	58,696
Best Buy Co., Inc.	68	2,360
CarMax, Inc. (a)	1,407	99,953
Gap, Inc.	2,050	78,577
Home Depot, Inc.	3,236	360,555
L Brands, Inc.	653	56,498
Lowe's Companies, Inc.	4,649	325,337
Ross Stores, Inc.	689	66,606
Tiffany & Co., Inc.	306	28,681
TJX Companies, Inc.	1,764	113,566
Tractor Supply Co.	328	28,582
		1,497,259
Textiles, Apparel & Luxury Goods - 0.4%
Hanesbrands, Inc.	1,693	53,939
lululemon athletica, Inc. (a)	172	10,284
NIKE, Inc. Class B	1,041	105,838
PVH Corp.	338	35,368
Common Stocks - continued
	Shares	Value
CONSUMER DISCRETIONARY - continued
Textiles, Apparel & Luxury Goods - continued
Ralph Lauren Corp.	210	$ 27,384
Under Armour, Inc. Class A (sub. vtg.) (a)	274	21,484
		254,297
TOTAL CONSUMER DISCRETIONARY		8,081,589
CONSUMER STAPLES - 9.1%
Beverages - 2.3%
Coca-Cola Enterprises, Inc.	9,777	432,437
Constellation Brands, Inc. Class A (sub. vtg.)	202	23,814
Diageo PLC	1,882	52,227
Dr. Pepper Snapple Group, Inc.	671	51,425
Monster Beverage Corp. (a)	113	14,383
PepsiCo, Inc.	6,229	600,662
SABMiller PLC	443	23,657
The Coca-Cola Co.	6,705	274,637
		1,473,242
Food & Staples Retailing - 2.7%
Costco Wholesale Corp.	1,040	148,294
CVS Health Corp.	6,281	643,049
Kroger Co.	6,714	488,779
Rite Aid Corp. (a)	4,048	35,299
Sysco Corp.	981	36,454
Wal-Mart Stores, Inc.	1,977	146,832
Walgreens Boots Alliance, Inc.	1,607	137,945
Whole Foods Market, Inc.	1,001	41,281
		1,677,933
Food Products - 2.2%
Archer Daniels Midland Co.	665	35,145
Bunge Ltd.	433	40,078
ConAgra Foods, Inc.	1,568	60,540
General Mills, Inc.	2,283	128,190
Kellogg Co.	3,282	206,011
Keurig Green Mountain, Inc.	430	37,083
Kraft Foods Group, Inc.	1,823	153,952
Mondelez International, Inc.	15,737	654,502
The Hershey Co.	224	20,801
Tyson Foods, Inc. Class A	1,000	42,450
		1,378,752
Common Stocks - continued
	Shares	Value
CONSUMER STAPLES - continued
Household Products - 0.9%
Colgate-Palmolive Co.	323	$ 21,573
Energizer Holdings, Inc.	440	62,344
Henkel AG & Co. KGaA (a)	780	79,971
Procter & Gamble Co.	5,275	413,507
		577,395
Personal Products - 0.1%
Estee Lauder Companies, Inc. Class A	662	57,879
Tobacco - 0.9%
Altria Group, Inc.	1,697	86,886
British American Tobacco PLC sponsored ADR	684	75,732
Philip Morris International, Inc.	4,968	412,692
Reynolds American, Inc.	290	22,258
		597,568
TOTAL CONSUMER STAPLES		5,762,769
ENERGY - 6.4%
Energy Equipment & Services - 0.8%
Baker Hughes, Inc.	413	26,622
Ensco PLC Class A	1,950	45,825
Halliburton Co.	3,042	138,107
Helmerich & Payne, Inc.	400	29,196
National Oilwell Varco, Inc.	834	41,024
Noble Corp.	1,390	23,283
Schlumberger Ltd.	1,990	180,632
Weatherford International Ltd. (a)	851	11,761
		496,450
Oil, Gas & Consumable Fuels - 5.6%
Anadarko Petroleum Corp.	2,890	241,633
Apache Corp.	1,884	112,739
Cabot Oil & Gas Corp.	515	17,489
Canadian Natural Resources Ltd.	2,599	80,210
Chevron Corp.	4,123	424,669
Cimarex Energy Co.	245	28,300
Concho Resources, Inc. (a)	286	34,406
ConocoPhillips Co.	1,339	85,268
CONSOL Energy, Inc.	346	9,633
Continental Resources, Inc. (a)	305	13,896
Devon Energy Corp.	160	10,435
EOG Resources, Inc.	2,045	181,371
Common Stocks - continued
	Shares	Value
ENERGY - continued
Oil, Gas & Consumable Fuels - continued
EQT Corp.	717	$ 60,995
Exxon Mobil Corp.	5,950	506,940
Hess Corp.	698	47,129
HollyFrontier Corp.	400	16,660
Imperial Oil Ltd.	1,137	44,599
Kinder Morgan, Inc.	516	21,409
Magellan Midstream Partners LP	194	15,466
Marathon Oil Corp.	1,172	31,867
Marathon Petroleum Corp.	1,947	201,437
Noble Energy, Inc.	1,097	48,027
Occidental Petroleum Corp.	4,334	338,875
Phillips 66 Co.	7,831	619,589
Pioneer Natural Resources Co.	389	57,506
Range Resources Corp.	494	27,373
Royal Dutch Shell PLC Class A sponsored ADR	1,197	71,485
Spectra Energy Corp.	1,210	42,556
Suncor Energy, Inc.	4,428	129,429
The Williams Companies, Inc.	657	33,573
WPX Energy, Inc. (a)	1,761	22,699
		3,577,663
TOTAL ENERGY		4,074,113
FINANCIALS - 14.0%
Banks - 6.6%
Bank of America Corp.	32,675	539,138
BB&T Corp.	796	31,418
Citigroup, Inc.	18,536	1,002,427
Comerica, Inc.	1,007	49,293
East West Bancorp, Inc.	373	16,002
JPMorgan Chase & Co.	16,164	1,063,268
M&T Bank Corp.	955	115,440
PNC Financial Services Group, Inc.	874	83,633
Standard Chartered PLC (United Kingdom)	2,228	35,619
SVB Financial Group (a)	171	23,070
U.S. Bancorp	5,636	242,968
Wells Fargo & Co.	17,940	1,003,922
		4,206,198
Capital Markets - 2.2%
Ameriprise Financial, Inc.	707	88,085
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Capital Markets - continued
Bank of New York Mellon Corp.	2,344	$ 101,636
BlackRock, Inc. Class A	177	64,743
Charles Schwab Corp.	2,494	78,935
E*TRADE Financial Corp. (a)	1,079	31,787
Goldman Sachs Group, Inc.	1,296	267,222
Invesco Ltd.	765	30,470
LPL Financial	600	25,584
Morgan Stanley	7,975	304,645
Northern Trust Corp.	1,045	77,905
Och-Ziff Capital Management Group LLC Class A	1,607	20,152
State Street Corp.	3,634	283,198
TD Ameritrade Holding Corp.	819	30,426
		1,404,788
Consumer Finance - 0.5%
Ally Financial, Inc. (a)	1,933	43,821
American Express Co.	231	18,415
Capital One Financial Corp.	1,025	85,649
Discover Financial Services	2,231	130,000
		277,885
Diversified Financial Services - 1.5%
Berkshire Hathaway, Inc. Class B (a)	2,730	390,390
CME Group, Inc.	1,275	120,105
IntercontinentalExchange Group, Inc.	500	118,390
McGraw Hill Financial, Inc.	3,189	330,859
		959,744
Insurance - 1.7%
ACE Ltd.	1,099	117,022
American International Group, Inc.	2,813	164,870
CNA Financial Corp.	1,213	46,895
FNF Group	755	28,660
Genworth Financial, Inc. Class A (a)	2,940	23,344
Lincoln National Corp.	975	55,585
Loews Corp.	634	25,436
Marsh & McLennan Companies, Inc.	2,865	166,829
MetLife, Inc.	4,330	226,286
Unum Group	1,505	52,615
XL Group PLC Class A	4,083	153,847
		1,061,389
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Real Estate Investment Trusts - 1.4%
American Tower Corp.	1,309	$ 121,462
AvalonBay Communities, Inc.	614	102,231
Crown Castle International Corp.	3,082	251,337
Digital Realty Trust, Inc.	290	19,152
Federal Realty Investment Trust (SBI)	281	37,786
General Growth Properties, Inc.	600	16,998
Iron Mountain, Inc.	902	32,896
Prologis, Inc.	1,024	40,540
Public Storage	171	33,095
Simon Property Group, Inc.	754	136,776
SL Green Realty Corp.	226	26,817
Vornado Realty Trust	627	62,631
Weyerhaeuser Co.	959	31,225
		912,946
Real Estate Management & Development - 0.1%
Realogy Holdings Corp. (a)	1,644	77,186
TOTAL FINANCIALS		8,900,136
HEALTH CARE - 14.9%
Biotechnology - 2.4%
Adaptimmune Therapeutics PLC sponsored ADR	17	262
Alexion Pharmaceuticals, Inc. (a)	658	107,807
Amgen, Inc.	1,881	293,925
Biogen, Inc. (a)	636	252,486
Celgene Corp. (a)	1,189	136,069
Gilead Sciences, Inc.	4,267	479,056
Incyte Corp. (a)	188	20,708
Intercept Pharmaceuticals, Inc. (a)	100	25,520
Regeneron Pharmaceuticals, Inc. (a)	107	54,844
United Therapeutics Corp. (a)	86	15,800
Vertex Pharmaceuticals, Inc. (a)	668	85,698
		1,472,175
Health Care Equipment & Supplies - 3.1%
Abbott Laboratories	16,102	782,557
Baxter International, Inc.	600	39,966
Becton, Dickinson & Co.	3,078	432,490
Boston Scientific Corp. (a)	4,476	81,777
Intuitive Surgical, Inc. (a)	103	50,238
Medtronic PLC	6,429	490,661
Common Stocks - continued
	Shares	Value
HEALTH CARE - continued
Health Care Equipment & Supplies - continued
St. Jude Medical, Inc.	201	$ 14,824
Stryker Corp.	831	79,884
		1,972,397
Health Care Providers & Services - 2.5%
Aetna, Inc.	1,228	144,867
Anthem, Inc.	688	115,481
DaVita HealthCare Partners, Inc. (a)	439	36,779
Express Scripts Holding Co. (a)	1,473	128,357
HCA Holdings, Inc. (a)	1,821	149,012
Humana, Inc.	781	167,642
McKesson Corp.	2,207	523,567
UnitedHealth Group, Inc.	2,678	321,922
		1,587,627
Life Sciences Tools & Services - 0.2%
Agilent Technologies, Inc.	1,122	46,215
Thermo Fisher Scientific, Inc.	702	91,000
		137,215
Pharmaceuticals - 6.7%
AbbVie, Inc.	3,013	200,636
Actavis PLC (a)	4,470	1,371,441
Bristol-Myers Squibb Co.	4,717	304,718
Eli Lilly & Co.	1,787	140,994
GlaxoSmithKline PLC sponsored ADR	1,793	79,555
Johnson & Johnson	7,010	701,981
Mallinckrodt PLC (a)	147	19,028
Merck & Co., Inc.	3,486	212,263
Mylan N.V.	881	63,987
Novartis AG sponsored ADR	162	16,642
Pfizer, Inc.	19,076	662,891
Shire PLC sponsored ADR	332	86,370
Teva Pharmaceutical Industries Ltd. sponsored ADR	4,249	255,365
Zoetis, Inc. Class A	2,851	141,894
		4,257,765
TOTAL HEALTH CARE		9,427,179
INDUSTRIALS - 11.0%
Aerospace & Defense - 4.8%
Honeywell International, Inc.	4,695	489,219
Common Stocks - continued
	Shares	Value
INDUSTRIALS - continued
Aerospace & Defense - continued
L-3 Communications Holdings, Inc.	207	$ 24,387
Lockheed Martin Corp.	1,277	240,331
Northrop Grumman Corp.	4,425	704,372
Precision Castparts Corp.	228	48,252
Raytheon Co.	4,962	512,376
Textron, Inc.	2,293	103,689
The Boeing Co.	2,783	391,067
United Technologies Corp.	4,815	564,174
		3,077,867
Air Freight & Logistics - 0.4%
FedEx Corp.	1,008	174,606
United Parcel Service, Inc. Class B	1,022	101,403
		276,009
Airlines - 0.7%
American Airlines Group, Inc.	2,516	106,603
Delta Air Lines, Inc.	4,833	207,432
United Continental Holdings, Inc. (a)	1,781	97,225
		411,260
Building Products - 0.1%
Allegion PlC	550	34,342
Fortune Brands Home & Security, Inc.	498	22,838
Masco Corp.	699	18,922
		76,102
Commercial Services & Supplies - 0.3%
Republic Services, Inc.	675	27,196
Tyco International Ltd.	3,921	158,252
		185,448
Construction & Engineering - 0.1%
Fluor Corp.	704	39,579
Electrical Equipment - 0.5%
Eaton Corp. PLC	1,018	72,879
Emerson Electric Co.	1,447	87,269
Hubbell, Inc. Class B	494	53,367
Sensata Technologies Holding BV (a)	1,284	70,736
		284,251
Industrial Conglomerates - 2.1%
3M Co.	676	107,538
Danaher Corp.	6,099	526,466
Common Stocks - continued
	Shares	Value
INDUSTRIALS - continued
Industrial Conglomerates - continued
General Electric Co.	25,513	$ 695,740
Roper Industries, Inc.	189	33,067
		1,362,811
Machinery - 1.0%
Caterpillar, Inc.	347	29,606
Cummins, Inc.	820	111,151
Deere & Co.	996	93,305
Dover Corp.	274	20,660
Flowserve Corp.	1,757	96,635
Ingersoll-Rand PLC	742	51,035
PACCAR, Inc.	1,095	69,598
Parker Hannifin Corp.	705	84,903
Pentair PLC	598	38,290
SPX Corp.	186	13,822
Stanley Black & Decker, Inc.	256	26,225
		635,230
Professional Services - 0.2%
Equifax, Inc.	555	55,683
Nielsen Holdings B.V.	808	36,352
		92,035
Road & Rail - 0.7%
Canadian National Railway Co.	729	43,244
Canadian Pacific Railway Ltd.	483	79,589
CSX Corp.	2,169	73,920
Norfolk Southern Corp.	817	75,164
Union Pacific Corp.	1,971	198,894
		470,811
Trading Companies & Distributors - 0.1%
Fastenal Co.	350	14,529
W.W. Grainger, Inc.	275	66,091
		80,620
TOTAL INDUSTRIALS		6,992,023
INFORMATION TECHNOLOGY - 19.0%
Communications Equipment - 1.3%
Cisco Systems, Inc.	16,411	481,006
QUALCOMM, Inc.	5,270	367,214
		848,220
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - continued
Electronic Equipment & Components - 1.2%
Amphenol Corp. Class A	910	$ 51,916
Keysight Technologies, Inc. (a)	560	18,402
TE Connectivity Ltd.	9,506	655,914
Trimble Navigation Ltd. (a)	1,081	25,339
		751,571
Internet Software & Services - 3.6%
Akamai Technologies, Inc. (a)	250	19,068
eBay, Inc. (a)	4,818	295,632
Facebook, Inc. Class A (a)	6,904	546,728
Google, Inc.:
Class A (a)	644	351,186
Class C	1,424	757,725
LinkedIn Corp. Class A (a)	125	24,366
Rackspace Hosting, Inc. (a)	1,044	41,854
Twitter, Inc. (a)	555	20,352
Velti PLC (a)(d)	976	10
VeriSign, Inc. (a)	540	34,123
Yahoo!, Inc. (a)	5,139	220,643
		2,311,687
IT Services - 2.9%
Accenture PLC Class A	1,537	147,613
Alliance Data Systems Corp. (a)	87	25,929
Amdocs Ltd.	1,214	66,588
ASAC II LP (a)(d)	1,527	25,939
Automatic Data Processing, Inc.	861	73,624
Cognizant Technology Solutions Corp. Class A (a)	4,945	320,040
Fidelity National Information Services, Inc.	1,247	78,187
IBM Corp.	1,262	214,098
MasterCard, Inc. Class A	3,686	340,070
Vantiv, Inc. (a)	2,507	100,280
Visa, Inc. Class A	6,060	416,201
Xerox Corp.	2,890	33,004
		1,841,573
Semiconductors & Semiconductor Equipment - 2.3%
Altera Corp.	506	24,718
Analog Devices, Inc.	2,652	180,230
Applied Materials, Inc.	9,883	198,945
Atmel Corp.	1,355	12,019
Avago Technologies Ltd.	897	132,819
Broadcom Corp. Class A	2,392	135,985
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - continued
Semiconductors & Semiconductor Equipment - continued
Freescale Semiconductor, Inc. (a)	605	$ 27,298
Intel Corp.	5,304	182,776
KLA-Tencor Corp.	526	31,381
Lam Research Corp.	2,342	192,630
Micron Technology, Inc. (a)	1,843	51,475
NXP Semiconductors NV (a)	2,379	267,043
		1,437,319
Software - 3.3%
Adobe Systems, Inc. (a)	1,333	105,427
Electronic Arts, Inc. (a)	2,362	148,227
Microsoft Corp.	23,983	1,123,843
Oracle Corp.	9,811	426,680
Red Hat, Inc. (a)	1,604	123,941
Salesforce.com, Inc. (a)	1,974	143,609
		2,071,727
Technology Hardware, Storage & Peripherals - 4.4%
Apple, Inc.	16,241	2,115,867
EMC Corp.	12,109	318,951
First Data Holdings, Inc. Class B (d)	3,850	18,904
Hewlett-Packard Co.	2,766	92,384
SanDisk Corp.	256	17,505
Seagate Technology LLC	1,531	85,185
Western Digital Corp.	1,673	162,883
		2,811,679
TOTAL INFORMATION TECHNOLOGY		12,073,776
MATERIALS - 5.2%
Chemicals - 3.7%
Airgas, Inc.	543	55,353
Ashland, Inc.	543	69,178
Axiall Corp.	193	7,278
Celanese Corp. Class A	1,141	78,558
CF Industries Holdings, Inc.	980	309,562
E.I. du Pont de Nemours & Co.	1,327	94,230
Ecolab, Inc.	1,515	173,695
LyondellBasell Industries NV Class A	3,044	307,748
Monsanto Co.	1,414	165,410
PPG Industries, Inc.	2,457	562,383
Praxair, Inc.	462	56,761
Common Stocks - continued
	Shares	Value
MATERIALS - continued
Chemicals - continued
RPM International, Inc.	1,173	$ 58,685
Sherwin-Williams Co.	254	73,198
Syngenta AG:
sponsored ADR	200	18,206
(Switzerland)	85	38,678
The Dow Chemical Co.	4,391	228,639
The Mosaic Co.	1,198	54,928
		2,352,490
Construction Materials - 0.7%
Martin Marietta Materials, Inc.	2,286	340,637
Vulcan Materials Co.	1,571	141,280
		481,917
Containers & Packaging - 0.5%
Ball Corp.	414	29,390
Crown Holdings, Inc. (a)	630	34,833
Sealed Air Corp.	4,987	242,867
		307,090
Metals & Mining - 0.2%
Alcoa, Inc.	3,736	46,700
Franco-Nevada Corp.	262	13,475
Freeport-McMoRan, Inc.	1,960	38,514
Nucor Corp.	567	26,819
Teck Resources Ltd. Class B (sub. vtg.)	500	5,818
United States Steel Corp.	282	6,881
		138,207
Paper & Forest Products - 0.1%
International Paper Co.	854	44,263
TOTAL MATERIALS		3,323,967
TELECOMMUNICATION SERVICES - 1.2%
Diversified Telecommunication Services - 1.1%
AT&T, Inc.	5,126	177,052
Verizon Communications, Inc.	10,529	520,554
		697,606
Wireless Telecommunication Services - 0.1%
T-Mobile U.S., Inc. (a)	1,979	76,944
TOTAL TELECOMMUNICATION SERVICES		774,550
Common Stocks - continued
	Shares	Value
UTILITIES - 2.0%
Electric Utilities - 1.1%
American Electric Power Co., Inc.	1,572	$ 88,488
Edison International	764	46,459
Exelon Corp.	3,346	113,195
FirstEnergy Corp.	3,422	122,097
ITC Holdings Corp.	431	15,210
NextEra Energy, Inc.	568	58,129
PPL Corp.	6,881	238,840
Southern Co.	520	22,719
Xcel Energy, Inc.	703	23,937
		729,074
Gas Utilities - 0.0%
Amerigas Partners LP	341	16,811
Independent Power and Renewable Electricity Producers - 0.1%
The AES Corp.	4,423	60,153
Multi-Utilities - 0.8%
CenterPoint Energy, Inc.	982	20,003
CMS Energy Corp.	1,893	64,627
Dominion Resources, Inc.	690	48,659
DTE Energy Co.	610	48,330
NiSource, Inc.	3,258	153,712
PG&E Corp.	2,663	142,391
		477,722
TOTAL UTILITIES		1,283,760
TOTAL COMMON STOCKS (Cost $46,257,735)		60,693,862
Convertible Bonds - 0.0%
	Principal
ENERGY - 0.0%
Oil, Gas & Consumable Fuels - 0.0%
Amyris, Inc. 3% 2/27/17 (Cost $5,000)	$ 5,000	4,379
U.S. Treasury Obligations - 0.1%
	Shares	Value
U.S. Treasury Bills, yield at date of purchase 0.01% to 0.05% 6/18/15 to 8/13/15 (c) (Cost $79,998)	80,000	$ 80,000
Money Market Funds - 4.5%

Dreyfus Treasury & Agency Cash Management Fund Institutional Shares, 0.01% (b) (Cost $2,841,822)	2,841,822	2,841,822
TOTAL INVESTMENT PORTFOLIO - 100.1% (Cost $49,184,555)		63,620,063
NET OTHER ASSETS (LIABILITIES) - (0.1)%		(74,305)
NET ASSETS - 100%		$ 63,545,758
Futures Contracts
	Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation/ (Depreciation)
Purchased
Equity Index Contracts
16 CME E-mini S&P 500 Index Contracts (United States)	June 2015	$ 1,684,800	$ 36,841

The face value of futures purchased as a percentage of net assets is 2.7%
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end.
(c) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $80,000.

(d) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $44,853 or 0.1% of net assets.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost
ASAC II LP	10/10/13	$ 15,270
First Data Holdings, Inc. Class B	6/26/14	$ 15,400
Velti PLC	4/19/13	$ 1,464
Other Information

The following is a summary of the inputs used, as of May 31, 2015, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 8,081,589	$ 8,081,589	$ -	$ -
Consumer Staples	5,762,769	5,710,542	52,227	-
Energy	4,074,113	4,074,113	-	-
Financials	8,900,136	8,900,136	-	-
Health Care	9,427,179	9,427,179	-	-
Industrials	6,992,023	6,992,023	-	-
Information Technology	12,073,776	12,028,923	10	44,843
Materials	3,323,967	3,285,289	38,678	-
Telecommunication Services	774,550	774,550	-	-
Utilities	1,283,760	1,283,760	-	-
Corporate Bonds	4,379	-	4,379	-
U.S. Treasury Obligations	80,000	-	80,000	-
Money Market Funds	2,841,822	2,841,822	-	-
Total Investments in Securities:	$ 63,620,063	$ 63,399,926	$ 175,294	$ 44,843
Derivative Instruments:
Assets
Futures Contracts	$ 36,841	$ 36,841	$ -	$ -
Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of May 31, 2015. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Equity Risk
Futures Contracts (a)	$ 36,841	$ -
Total Value of Derivatives	$ 36,841	$ -

(a) Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. Only the period end receivable or payable for daily variation margin and net unrealized appreciation (depreciation) are presented in the Statement of Assets and Liabilities.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	May 31, 2015

Assets
Investment in securities, at value - See accompanying schedule: Unaffiliated issuers (cost $49,184,555)		$ 63,620,063
Cash		6,662
Receivable for investments sold		610,929
Receivable for fund shares sold		17,566
Dividends receivable		113,943
Interest receivable		39
Prepaid expenses		308
Receivable from investment adviser for expense reductions		10,011
Other receivables		286
Total assets		64,379,807

Liabilities
Payable for investments purchased	$ 611,207
Accrued management fee	31,460
Distribution and service plan fees payable	25
Payable for daily variation margin for derivative instruments	12,560
Other affiliated payables	6,656
Custodian fees payable	132,133
Other payables and accrued expenses	40,008
Total liabilities		834,049

Net Assets		$ 63,545,758
Net Assets consist of:
Paid in capital		$ 45,687,825
Undistributed net investment income		209,199
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		3,176,452
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		14,472,282
Net Assets		$ 63,545,758

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Assets and Liabilities - continued

May 31, 2015

Core Multi-Manager: Net Asset Value, offering price and redemption price per share ($60,605,828 ÷ 4,636,843 shares)	$ 13.07

Class F: Net Asset Value, offering price and redemption price per share ($2,698,105 ÷ 205,933 shares)	$ 13.10

Class L: Net Asset Value, offering price and redemption price per share ($121,142 ÷ 9,267 shares)	$ 13.07

Class N: Net Asset Value, offering price and redemption price per share ($120,683 ÷ 9,243 shares)	$ 13.06

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	Year ended May 31, 2015

Investment Income
Dividends: Unaffiliated issuers		$ 1,045,656
Interest		480
Total income		1,046,136

Expenses
Management fee	$ 359,647
Transfer agent fees	55,046
Distribution and service plan fees	288
Accounting fees and expenses	23,308
Custodian fees and expenses	143,417
Independent trustees' compensation	689
Registration fees	38,638
Audit	57,667
Legal	413
Miscellaneous	566
Total expenses before reductions	679,679
Expense reductions	(100,628)	579,051
Net investment income (loss)		467,085
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	6,772,470
Foreign currency transactions	(4,766)
Futures contracts	174,018
Total net realized gain (loss)		6,941,722
Change in net unrealized appreciation (depreciation) on: Investment securities	(1,335,883)
Assets and liabilities in foreign currencies	(66)
Futures contracts	(14,903)
Total change in net unrealized appreciation (depreciation)		(1,350,852)
Net gain (loss)		5,590,870
Net increase (decrease) in net assets resulting from operations		$ 6,057,955

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended May 31, 2015	Year ended May 31, 2014
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 467,085	$ 593,718
Net realized gain (loss)	6,941,722	8,939,231
Change in net unrealized appreciation (depreciation)	(1,350,852)	3,471,364
Net increase (decrease) in net assets resulting from operations	6,057,955	13,004,313
Distributions to shareholders from net investment income	(502,834)	(586,601)
Distributions to shareholders from net realized gain	(10,159,157)	(5,451,973)
Total distributions	(10,661,991)	(6,038,574)
Share transactions - net increase (decrease)	5,466,347	(12,190,268)
Total increase (decrease) in net assets	862,311	(5,224,529)

Net Assets
Beginning of period	62,683,447	67,907,976
End of period (including undistributed net investment income of $209,199 and undistributed net investment income of $256,699, respectively)	$ 63,545,758	$ 62,683,447

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Core Multi-Manager

Years ended May 31,	2015	2014	2013	2012E
Selected Per-Share Data
Net asset value, beginning of period	$ 14.28	$ 13.02	$ 10.61	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.10	.11	.13	.05
Net realized and unrealized gain (loss)	1.28	2.27	2.60	.57
Total from investment operations	1.38	2.38	2.73	.62
Distributions from net investment income	(.12)	(.11)	(.12)	(.01)
Distributions from net realized gain	(2.47)	(1.02)	(.20)	-
Total distributions	(2.59)	(1.12)H	(.32)	(.01)
Net asset value, end of period	$ 13.07	$ 14.28	$ 13.02	$ 10.61
Total ReturnB, C	10.70%	19.49%	26.33%	6.24%
Ratios to Average Net Assets F
Expenses before reductions	1.14%	1.21%	1.03%	1.10%A
Expenses net of fee waivers, if any	.97%	.97%	.97%	.97%A
Expenses net of all reductions	.97%	.97%	.96%	.97%A
Net investment income (loss)	.78%	.80%	1.12%	.90%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 60,606	$ 60,938	$ 67,623	$ 53,266
Portfolio turnover rateG	151%	134%	95%	77%A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E For the period November 16, 2011 (commencement of operations) to May 31, 2012.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. Fees and expenses of the Underlying Funds are not included in the class' annualized ratios. The class indirectly bears its proportionate share of the expenses of the Underlying Funds.

G Amount does not include the portfolio activity of any Underlying Funds.

H Total distributions of $1.12 per share is comprised of distributions from net investment income of $.108 and distributions from net realized gain of $1.015 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class F

Years ended May 31,	2015	2014	2013E
Selected Per-Share Data
Net asset value, beginning of period	$ 14.30	$ 13.02	$ 11.62
Income from Investment Operations
Net investment income (loss) D	.11	.12	.06
Net realized and unrealized gain (loss)	1.28	2.28	1.46
Total from investment operations	1.39	2.40	1.52
Distributions from net investment income	(.12)	(.11)	(.08)
Distributions from net realized gain	(2.47)	(1.02)	(.04)
Total distributions	(2.59)	(1.12)H	(.12)
Net asset value, end of period	$ 13.10	$ 14.30	$ 13.02
Total ReturnB, C	10.78%	19.66%	13.22%
Ratios to Average Net Assets F
Expenses before reductions	1.05%	1.11%	.96%A
Expenses net of fee waivers, if any	.87%	.87%	.87%A
Expenses net of all reductions	.87%	.87%	.86%A
Net investment income (loss)	.88%	.90%	1.02%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,698	$ 1,527	$ 285
Portfolio turnover rateG	151%	134%	95%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E For the period December 18, 2012 (commencement of sale of shares) to May 31, 2013.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. Fees and expenses of the Underlying Funds are not included in the class' annualized ratios. The class indirectly bears its proportionate share of the expenses of the Underlying Funds.

G Amount does not include the portfolio activity of any Underlying Funds.

H Total distributions of $1.12 per share is comprised of distributions from net investment income of $.109 and distributions from net realized gain of $1.015 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class L

Years ended May 31,	2015	2014E
Selected Per-Share Data
Net asset value, beginning of period	$ 14.29	$ 13.50
Income from Investment Operations
Net investment income (loss) D	.10	.07
Net realized and unrealized gain (loss)	1.27	1.19
Total from investment operations	1.37	1.26
Distributions from net investment income	(.12)	(.06)
Distributions from net realized gain	(2.47)	(.41)
Total distributions	(2.59)	(.47)
Net asset value, end of period	$ 13.07	$ 14.29
Total ReturnB, C	10.62%	9.50%
Ratios to Average Net Assets F
Expenses before reductions	1.14%	1.19%A
Expenses net of fee waivers, if any	.97%	.97%A
Expenses net of all reductions	.97%	.97%A
Net investment income (loss)	.78%	.90%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 121	$ 109
Portfolio turnover rateG	151%	134%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E For the period November 12, 2013 (commencement of sale of shares) to May 31, 2014.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. Fees and expenses of the Underlying Funds are not included in the class' annualized ratios. The class indirectly bears its proportionate share of the expenses of the Underlying Funds.

G Amount does not include the portfolio activity of any Underlying Funds.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class N

Years ended May 31,	2015	2014E
Selected Per-Share Data
Net asset value, beginning of period	$ 14.27	$ 13.50
Income from Investment Operations
Net investment income (loss) D	.07	.05
Net realized and unrealized gain (loss)	1.28	1.18
Total from investment operations	1.35	1.23
Distributions from net investment income	(.09)	(.06)
Distributions from net realized gain	(2.47)	(.41)
Total distributions	(2.56)	(.46)H
Net asset value, end of period	$ 13.06	$ 14.27
Total ReturnB, C	10.43%	9.32%
Ratios to Average Net Assets F
Expenses before reductions	1.39%	1.45%A
Expenses net of fee waivers, if any	1.22%	1.22%A
Expenses net of all reductions	1.22%	1.22%A
Net investment income (loss)	.53%	.65%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 121	$ 109
Portfolio turnover rateG	151%	134%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E For the period November 12, 2013 (commencement of sale of shares) to May 31, 2014.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. Fees and expenses of the Underlying Funds are not included in the class' annualized ratios. The class indirectly bears its proportionate share of the expenses of the Underlying Funds.

G Amount does not include the portfolio activity of any Underlying Funds.

H Total distributions of $.46 per share is comprised of distributions from net investment income of $.056 and distributions from net realized gain of $.405 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended May 31, 2015

1. Organization.

Strategic Advisers Core Multi-Manager Fund (the Fund) is a non-diversified fund of Fidelity Rutland Square Trust II (the Trust), and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust. The Fund is available only to certain employer-sponsored retirement plans and Fidelity brokerage or mutual fund accounts. The Fund commenced sale of Class L and Class N shares on November 12, 2013. The Fund offers Core Multi Manager, Class F, Class L and Class N shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

2. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Strategic Advisers, Inc. (Strategic Advisers) Fair Value Committee (the Committee). In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

Annual Report

Notes to Financial Statements - continued

2. Significant Accounting Policies - continued

Investment Valuation - continued

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds and U.S. government and government agency obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are

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2. Significant Accounting Policies - continued

Investment Valuation - continued

valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy. If an unaffiliated open-end mutual fund's NAV is unavailable, shares of that fund may be valued by another method that the Board believes reflects fair value in accordance with the Board's fair value pricing policies and is categorized as Level 2 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of May 31, 2015 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Underlying Funds and distributions from ETFs, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to

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Notes to Financial Statements - continued

2. Significant Accounting Policies - continued

Investment Transactions and Income - continued

the underlying investment. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Strategic Advisers funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of May 31, 2015, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

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2. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to futures contracts, foreign currency transactions, deferred trustees compensation, partnerships and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 14,859,245
Gross unrealized depreciation	(678,228)
Net unrealized appreciation (depreciation) on securities	$ 14,181,017

Tax Cost	$ 49,439,046

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 825,974
Undistributed long-term capital gain	$ 2,851,397
Net unrealized appreciation (depreciation) on securities and other investments	$ 14,180,950

The tax character of distributions paid was as follows:

	May 31, 2015	May 31, 2014
Ordinary Income	$ 2,948,352	$ 2,339,120
Long-term Capital Gains	7,713,639	3,699,454
Total	$ 10,661,991	$ 6,038,574

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale

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Notes to Financial Statements - continued

2. Significant Accounting Policies - continued

Restricted Securities - continued

at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

New Accounting Pronouncement. In June 2014, the Financial Accounting Standards Board issued Accounting Standard Update No. 2014-11, Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures (the Update). The Update amends the accounting for certain repurchase agreements and expands disclosure requirements for reverse repurchase agreements, securities lending and other similar transactions. The disclosure requirements are effective for annual and interim reporting periods beginning after December 15, 2014. Management is currently evaluating the impact of the Update on the Fund's financial statements and related disclosures.

3. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk

Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the

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3. Derivative Instruments - continued

Risk Exposures and the Use of Derivative Instruments - continued

Fund. Counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin for derivative instruments in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts." The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end and is representative of volume of activity during the period. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments.

During the period the Fund recognized net realized gain (loss) of $174,018 and a change in net unrealized appreciation (depreciation) of $(14,903) related to its investment in futures contracts. These amounts are included in the Statement of Operations.

4. Purchases and Sales of Investments.

Purchases and sales of securities (including the Underlying Fund shares), other than short-securities, aggregated $86,658,839 and $89,800,987, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Strategic Advisers (the investment adviser) provides the Fund with investment management related services. For these services, the Fund pays a monthly management fee to the investment adviser. The management fee is calculated by adding

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Notes to Financial Statements - continued

5. Fees and Other Transactions with Affiliates - continued

Management Fee - continued

the annual management fee rate of .30% of the Fund's average net assets throughout the month payable to the investment adviser to the aggregate of the fee rates, payable monthly, to the Fund's sub-advisers. The Fund's maximum aggregate management fee will not exceed 1.05% of the Fund's average net assets. For the reporting period, the total annual management fee rate was .60% of the Fund's average net assets.

During the period, the investment adviser waived its management fee as described in the Expense Reductions note.

Sub-Advisers. AllianceBernstein, L.P., Cornerstone Investment Partners, LLC, First Eagle Investment Management, LLC, J.P. Morgan Investment Management, Inc., OppenheimerFunds, Inc., Pyramis Global Advisors, LLC (an affiliate of the investment adviser) and T. Rowe Price Associates, Inc. each served as a sub-adviser for the Fund during the period. Sub-advisers provide discretionary investment advisory services for their allocated portion of the Fund's assets and are paid by the investment adviser and not the Fund for providing these services.

Aristotle Capital Management, LLC, Brandywine Global Investment Management, LLC, ClariVest Asset Management LLC, Loomis Sayles & Company, L.P., LSV Asset Management, Massachusetts Financial Services Company (MFS), Morgan Stanley Investment Management, Inc., Robeco Investment Management, Inc. (d/b/a Boston Partners) and Waddell & Reed Investment Management Co. have been retained to serve as a sub-adviser for the Fund. As of the date of the report, however, these sub-advisers have not been allocated any portion of the Fund's assets. These sub-advisers in the future may provide discretionary investment advisory services for an allocated portion of the Fund's assets and will be paid by the investment adviser for providing these services.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Class N pays Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, a Service Fee based on an annual percentage of Class N's average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Service Fee rate, total service fees and amounts retained by FDC were as follows:

	Service Fee	Total Fees	Retained by FDC
Class N	.25%	$ 288	$ 288

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and

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5. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class F. Each class, except for Class F, does not directly pay transfer agent fees with respect to the portion of its assets invested in Underlying Funds. FIIOC receives no fees for providing transfer agency services to Class F. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each applicable class were as follows:

	Amount	% of Class-Level Average Net Assets
Core Multi-Manager	$ 54,825.10
Class L	111.10
Class N	110.10
	$ 55,046

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The fee is based on the level of average net assets for each month.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $1,759 for the period.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $92 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

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Notes to Financial Statements - continued

7. Expense Reductions.

The investment adviser has voluntarily agreed to waive a portion of the Fund's management fee. During the period, this waiver reduced the Fund's management fee by $3,436.

The investment adviser has also contractually agreed to reimburse Core Multi-Manager, Class L and Class N to the extent that annual operating expenses exceed certain levels of average net assets as noted in the table below. This reimbursement will remain in place through July 31, 2016. In addition, the investment adviser has voluntarily agreed to reimburse Class F to the extent that annual operating expenses exceed certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, including commitment fees, are excluded from these reimbursements. The following classes of the Fund were in reimbursement during the period:

	Expense Limitations	Reimbursement

Core Multi-Manager	.97%	$ 93,014
Class F	.87%	3,801
Class L	.97%	187
Class N	1.22%	187

In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's expenses by $3.

8. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended May 31,	2015	2014 A
From net investment income
Core Multi-Manager	$ 484,614	$ 579,841
Class F	16,549	5,901
Class L	976	444
Class N	695	415
Total	$ 502,834	$ 586,601
From net realized gain
Core Multi-Manager	$ 9,798,347	$ 5,399,206
Class F	321,329	46,767
Class L	19,746	3,000
Class N	19,735	3,000
Total	$ 10,159,157	$ 5,451,973

A Distributions for Class L and Class N are for the period November 12, 2013 (commencement of sale of shares) to May 31, 2014.

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9. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between funds:

	Shares		Dollars
Years ended May 31,	2015	2014 A	2015	2014 A
Core Multi-Manager
Shares sold	95,933	73,693	$ 1,251,118	$ 963,366
Reinvestment of distributions	796,463	466,074	10,282,961	5,979,047
Shares redeemed	(521,747)	(1,468,517)	(7,398,943)	(20,481,128)
Net increase (decrease)	370,649	(928,750)	$ 4,135,136	$ (13,538,715)
Class F
Shares sold	90,367	90,818	$ 1,178,800	$ 1,223,378
Reinvestment of distributions	26,179	4,013	337,878	52,668
Shares redeemed	(17,383)	(9,936)	(226,619)	(134,458)
Net increase (decrease)	99,163	84,895	$ 1,290,059	$ 1,141,588
Class L
Shares sold	-	7,407	$ -	$ 100,000
Reinvestment of distributions	1,605	255	20,722	3,444
Net increase (decrease)	1,605	7,662	$ 20,722	$ 103,444
Class N
Shares sold	-	7,407	$ -	$ 100,000
Reinvestment of distributions	1,583	253	20,430	3,415
Net increase (decrease)	1,583	7,660	$ 20,430	$ 103,415

A Share transactions for Class L and Class N are for the period November 12, 2013 (commencement of sale of shares) to May 31, 2014.

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, the investment adviser or its affiliates were the owners of record of 94% of the total outstanding shares of the Fund.

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Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Rutland Square Trust II and the Shareholders of Strategic Advisers Core Multi-Manager Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Strategic Advisers Core Multi-Manager Fund (a fund of Fidelity Rutland Square Trust II) at May 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Strategic Advisers Core Multi-Manager Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 2015 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

July 22, 2015

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. If the interests of the fund and an underlying Fidelity fund were to diverge, a conflict of interest could arise and affect how the Trustees and Member of the Advisory Board fulfill their fiduciary duties to the affected funds. Strategic Advisers has structured the fund to avoid these potential conflicts, although there may be situations where a conflict of interest is unavoidable. In such instances, Strategic Advisers, the Trustees, and Member of the Advisory Board would take reasonable steps to minimize and, if possible, eliminate the conflict. Each of the Trustees oversees 18 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. The officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee may also engage professional search firms to help identify potential Independent Trustee candidates with experience, qualifications, attributes, and skills consistent with the Statement of Policy. Additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, may be considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

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Trustees and Officers - continued

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Roger T. Servison is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ralph F. Cox serves as the lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees asset allocation funds. Other boards oversee Fidelity's investment-grade bond, money market, and asset allocation funds and Fidelity's equity and high income funds. The fund may invest in Fidelity funds overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues.

The Trustees primarily operate as a full Board, but also operate in committees, to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board has charged Strategic Advisers and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through Strategic Advisers, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. Board oversight of different aspects of the fund's activities is exercised primarily through the full Board, but also through the Audit and Compliance Committee. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate. The responsibilities of each committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-835-5095.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Roger T. Servison (1945)
Year of Election or Appointment: 2006 Trustee Chairman of the Board of Trustees

Mr. Servison also serves as Trustee of other funds. Mr. Servison serves as President of Strategic New Business Development for Fidelity Investments and serves as a Director of Strategic Advisers (investment adviser firm). Previously, Mr. Servison oversaw Fidelity Investments Life Insurance Company (2005-2006) and Strategic Advisers (2005-2007). Mr. Servison also served as President and a Director of Fidelity Brokerage Services (Japan), LLC (1994-2004).

Derek L. Young (1964)
Year of Election or Appointment: 2012 Trustee

Mr. Young also serves as Trustee or an officer of other funds. He is President and a Director of Strategic Advisers, Inc. (investment adviser firm, 2011-present), President of Fidelity Global Asset Allocation (GAA) (2011-present), and Vice Chairman of Pyramis Global Advisors, LLC (investment adviser firm, 2011-present). Previously, Mr. Young served as Chief Investment Officer of GAA (2009-2011) and as a portfolio manager.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with Strategic Advisers.

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Trustees and Officers - continued

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Peter C. Aldrich (1944)
Year of Election or Appointment: 2006 Trustee

Mr. Aldrich also serves as Trustee of other funds. Mr. Aldrich is a Director of the National Bureau of Economic Research and a Director of the funds of BlackRock Realty Group (2006-present). Previously, Mr. Aldrich served as a Trustee for the Fidelity Rutland Square Trust (2005-2010), a Managing Member of Poseidon, LLC (foreign private investment, 1998-2004), and Chairman and Managing Member of AEGIS, LLC (foreign private investment, 1997-2004). Mr. Aldrich also served as Faculty Chairman of The Research Council on Global Investment of The Conference Board (business and professional education non-profit, 1999-2004). Mr. Aldrich is a Member of the Boards of Trustees of the Museum of Fine Arts Boston and Massachusetts Eye and Ear Infirmary and an Overseer of the Longy School of Music.

Amy Butte Liebowitz (1968)
Year of Election or Appointment: 2011 Trustee

Ms. Butte Liebowitz also serves as Trustee of other funds. Ms. Butte Liebowitz was the founder and Chief Executive Officer of TILE Financial (financial internet service, 2008-2012). Previously, Ms. Butte Liebowitz served as the Chief Financial Officer and member of the Board of Directors of MF Global (broker-dealer, 2006-2008), and Chief Financial Officer and Executive Vice President of the New York Stock Exchange (2004-2006). Ms. Butte Liebowitz is a member of the Boards of Directors of Accion International and the New York Women's Forum, as well as an alumna of the World Economic Forum's Young Global Leader program.

Ralph F. Cox (1932)
Year of Election or Appointment: 2006 Trustee

Mr. Cox also serves as Trustee of other funds. Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Mr. Cox is a Director of Abraxas Petroleum (exploration and production). Mr. Cox is a member of the Advisory Boards of the Business and Engineering Schools of Texas A&M University and the Engineering School of University of Texas at Austin. Previously, Mr. Cox served as a Trustee for the Fidelity Rutland Square Trust (2005-2010) and as an Advisory Director of CH2M Hill Companies (engineering, 1981-2011). Mr. Ralph F. Cox and Mr. Howard E. Cox, Jr. are not related.

Mary C. Farrell (1949)
Year of Election or Appointment: 2013 Trustee

Ms. Farrell also serves as Trustee or Member of the Advisory Board of other funds. Ms. Farrell is a Director of the W.R. Berkley Corporation (insurance provider) and President (2009-present) and Director (2006-present) of the Howard Gilman Foundation (charitable organization). Previously, Ms. Farrell was Managing Director and Chief Investment Strategist at UBS Wealth Management USA and Co-Head of UBS Wealth Management Investment Strategy & Research Group (2003-2005). Ms. Farrell also served as Investment Strategist at PaineWebber (1982-2000) and UBS PaineWebber (2000-2002). Ms. Farrell also serves as Trustee on the Board of Overseers of the New York University Stern School of Business, and as Chairman of the Board of Trustees of Yale-New Haven Hospital.

Karen Kaplan (1960)
Year of Election or Appointment: 2006 Trustee

Ms. Kaplan also serves as Trustee of other funds. Ms. Kaplan is Chief Executive Officer (2013-present) and President (2007-present) of Hill Holliday (advertising and specialized marketing). Ms. Kaplan is a Director of Vera Bradley (2012-present), Member of the Board of Governors of the Chief Executives' Club of Boston (2010-present), Chairman (2012-2014) and Member (2006-present) of the Executive Committee of the Greater Boston Chamber of Commerce, Member of the Board of Directors of Jobs for Massachusetts (2012-present), Member of the National Association of Corporate Directors Chapter (2012-present), and Member of the Board of Directors of the Post Office Square Trust (2012-present). She is also a member of the Clinton Global Initiative, an action oriented community of the most effective CEOs, heads of state, Nobel Prize winners, and non-governmental leaders in the world. Previously, Ms. Kaplan served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010), Director of DSM (dba Dental and DentaQuest) (2004-2014), Member of the Board of Directors of the Massachusetts Conference for Women (2008-2014), President of the Massachusetts Women's Forum (2008-2010), Treasurer of the Massachusetts Women's Forum (2002-2006), Vice Chair of the Board of the Massachusetts Society for the Prevention of Cruelty to Children (2003-2010), Director of United Way of Massachusetts Bay (2004-2006), Director of ADVO (direct mail marketing, 2003-2007), and Director of Tweeter Home Entertainment Group (2006-2007).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Advisory Board Member and Officers:

Correspondence intended for each officer and Howard E. Cox, Jr. may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation
Howard E. Cox, Jr. (1944)
Year of Election or Appointment: 2009 Member of the Advisory Board

Mr. Cox also serves as Member of the Advisory Board of other funds. Mr. Cox is a Member of the Advisory Board of Devonshire Investors (2009-present). Mr. Cox serves as an Advisory Partner of Greylock (venture capital) and a Director of Stryker Corporation (medical products and services). Previously, Mr. Cox served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010) and a Member of the Secretary of Defense's Business Board of Directors (2008-2010). Mr. Howard E. Cox, Jr. and Mr. Ralph F. Cox are not related.

Elizabeth Paige Baumann (1968)
Year of Election or Appointment: 2012 Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (diversified financial services company, 2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Brian Blackburn (1975)
Year of Election or Appointment: 2014 Assistant Secretary
Mr. Blackburn also serves as an officer of other funds. Mr. Blackburn serves as Vice President & Associate General Counsel (2013-present) and is an employee of Fidelity Investments (2007-present).
Jonathan Davis (1968)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)
Year of Election or Appointment: 2011 Vice President and Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)
Year of Election or Appointment: 2012 Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John Hitt (1967)
Year of Election or Appointment: 2014 Secretary and Chief Legal Officer

Mr. Hitt also serves as an officer of other funds. Mr. Hitt serves as Senior Vice President and Deputy General Counsel in Fidelity's Asset Management Group (2010-present) and is an employee of Fidelity Investments.

Kenneth B. Robins (1969)
Year of Election or Appointment: 2010 President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Nicholas E. Steck (1964)
Year of Election or Appointment: 2009 Chief Financial Officer

Mr. Steck also serves as Chief Financial Officer of other funds. Mr. Steck serves as Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2008-present) and is an employee of Fidelity Investments. During the period 2002 to 2009, Mr. Steck served as a Compliance Officer of FMR (investment adviser firm), Fidelity Investments Money Management, Inc. (investment adviser firm), FMR LLC (diversified financial management company), Fidelity Research & Analysis (U.K.) Inc. (investment adviser firm), Fidelity Management & Research (Hong Kong) Limited (investment adviser firm), and Fidelity Management & Research (Japan) Inc. (investment adviser firm).

Bruce Treff (1966)
Year of Election or Appointment: 2013 Chief Compliance Officer

Mr. Treff also serves as Compliance Officer of other funds. Mr. Treff serves as Senior Vice President of Asset Management Compliance (2013-present). Prior to joining Fidelity Investments, Mr. Treff served as Managing Director of Citibank, N.A. (2005-2013).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Strategic Advisers Core Multi-Manager Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Class F	07/13/15	07/10/15	$0.044	$0.736

The fund hereby designates as a capital gain dividend with respect to the taxable year ended May 31, 2015, $5,800,945, or, if subsequently determined to be different, the net capital gain of such year.

Class F designates 24% and 60% of the dividends distributed in July and December, respectively during the fiscal year as qualifying for the dividends -received deduction for corporate shareholders

Class F 26% and 66% of the dividends distributed in July and December, respectively during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2016 of amounts for use in preparing 2015 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Strategic Advisers Core Multi-Manager Fund

On December 2, 2014, the Board of Trustees, including the Independent Trustees (together, the Board) voted at an in-person meeting to approve an investment advisory agreement (the Sub-Advisory Agreement) with Loomis Sayles & Company, L.P. (New Sub-Adviser) for the fund.

The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, considered a broad range of information it believed relevant to the approval of the Sub-Advisory Agreement.

In considering whether to approve the Sub-Advisory Agreement, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the approval of the Sub-Advisory Agreement is in the best interests of the fund and its shareholders and that the approval of such agreement does not involve a conflict of interest from which Strategic Advisers, Inc. (Strategic Advisers) or its affiliates derive an inappropriate advantage. Also, the Board found that the advisory fees to be charged under the Sub-Advisory Agreement bear a reasonable relationship to the services to be rendered and will be based upon services provided that will be in addition to, rather than duplicative of services provided under the advisory contract of any underlying fund in which the fund may invest. The Board's decision to approve the Sub-Advisory Agreement was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board.

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the New Sub-Adviser, including the backgrounds of its investment personnel, and also took into consideration the fund's investment objective, strategies and related investment philosophy and current sub-adviser line-up. The Board also considered the structure of the New Sub-Adviser's portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the general qualifications and capabilities of the New Sub-Adviser's investment staff, its use of technology, and the New Sub-Adviser's approach to managing and compensating investment personnel. The Board noted that the New Sub-Adviser's analysts have extensive resources, tools and capabilities which allow them to conduct sophisticated fundamental and/or quantitative analysis. Additionally, in their deliberations, the Board considered the New Sub-Adviser's trading capabilities and resources which are integral parts of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory services to be performed by the New Sub-Adviser under the Sub-Advisory Agreement and (ii) the resources to be devoted to the fund's compliance policies and procedures.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Investment Performance. The Board also considered the historical investment performance of the New Sub-Adviser and the portfolio managers in managing accounts under a similar investment mandate.

Based on its review, the Board concluded that the nature, extent, and quality of services that will be provided to the fund under the Sub-Advisory Agreement should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Fund Expenses. In reviewing the Sub-Advisory Agreement, the Board considered the amount and nature of fees to be paid by the fund to the fund's investment adviser, Strategic Advisers, the amount and nature of fees to be paid by Strategic Advisers to the New Sub-Adviser and the projected change in the fund's total operating expenses as a result of hiring the New Sub-Adviser. The Board noted that the fund's maximum aggregate annual management fee rate may not exceed 1.05% of the fund's average daily net assets and that the Sub-Advisory Agreement will not result in a change to the maximum aggregate annual management fee payable by the fund or Strategic Advisers' portion of the management fee. The Board considered that Strategic Advisers has contractually agreed to reimburse the retail class, Class L and Class N of the fund to the extent that total operating expenses of each class (excluding interest, certain taxes, certain securities lending costs, brokerage commissions, extraordinary expenses, and acquired fund fees and expenses, if any) as a percentage of net assets exceed 0.97%, 0.97% and 1.22%, respectively, through July 31, 2015. In addition, the Board noted that Strategic Advisers has voluntarily agreed to reimburse Class F of the fund to the extent that total operating expenses of the class (excluding interest, certain taxes, certain securities lending costs, brokerage commissions, extraordinary expenses, and acquired fund fees and expenses, if any) exceed 0.87% of the class' average net assets and that such arrangement may be terminated by Strategic Advisers at any time.

Based on its review, the Board concluded that the fund's management fee structure and any changes to projected total expenses bear a reasonable relationship to the services that the fund and its shareholders will receive and the other factors considered.

Because the Sub-Advisory Agreement was negotiated at arm's length and will have no impact on the maximum management fees payable by the fund, the Board did not consider the costs of services and profitability to be significant factors in its decision to approve the Sub-Advisory Agreement.

Potential Fall-Out Benefits. The Board considered that it reviews information regarding the potential of direct and indirect benefits to Strategic Advisers and its affiliates from their relationships with the fund, including non-advisory fee compensation paid to affiliates of Strategic Advisers, if any, during its annual renewal of the fund's advisory agreement with Strategic Advisers. With respect to the New Sub-Adviser, the Board considered management's representation that it does not anticipate that the hiring of the New Sub-Adviser will have a material impact on the potential for fall-out benefits to Strategic Advisers or its affiliates.

Annual Report

Possible Economies of Scale. The Board considered that it reviews whether there have been economies of scale in connection with the management of the fund during its annual renewal of the fund's advisory agreement with Strategic Advisers and the fund's sub-advisory agreements. The Board noted that the Sub-Advisory Agreement provides for breakpoints as the fund's assets grow and noted that any potential decline in sub-advisory fees will accrue directly to shareholders.

Conclusion. Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the Sub-Advisory Agreement's fee structure bears a reasonable relationship to the services to be rendered and that the Sub-Advisory Agreement should be approved because the agreement is in the best interests of the fund and its shareholders. The Board also concluded that the sub-advisory fees to be charged thereunder will be based on services provided that will be in addition to, rather than duplicative of services provided under the advisory contract of any underlying fund in which the fund may invest. In addition, the Board concluded that the approval of the Sub-Advisory Agreement does not involve a conflict of interest from which Strategic Advisers or its affiliates derive an inappropriate advantage.

Board Approval of Investment Advisory Contract and Management Fees

Strategic Advisers Core Multi-Manager Fund

On March 5, 2015, the Board of Trustees, including the Independent Trustees (together, the Board) voted at an in-person meeting to approve an investment advisory agreement (the Sub-Advisory Agreement) with J.P. Morgan Investment Management Inc. (New Sub-Adviser) for the fund.

The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, considered a broad range of information it believed relevant to the approval of the Sub-Advisory Agreement.

In considering whether to approve the Sub-Advisory Agreement, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the approval of the Sub-Advisory Agreement is in the best interests of the fund and its shareholders and that the approval of such agreement does not involve a conflict of interest from which Strategic Advisers, Inc. (Strategic Advisers) or its affiliates derive an inappropriate advantage. Also, the Board found that the advisory fees to be charged under the Sub-Advisory Agreement bear a reasonable relationship to the services to be rendered and will be based upon services provided that will be in addition to, rather than duplicative of services provided under the advisory contract of any underlying fund in which the fund may invest. The Board's decision to approve the Sub-Advisory Agreement was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the New Sub-Adviser, including the backgrounds of its investment personnel, and also took into consideration the fund's investment objective, strategies and related investment philosophy and current sub-adviser line-up. The Board also considered the structure of the New Sub-Adviser's portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the general qualifications and capabilities of the New Sub-Adviser's investment staff, its use of technology, and the New Sub-Adviser's approach to managing and compensating investment personnel. The Board noted that the New Sub-Adviser's analysts have extensive resources, tools and capabilities which allow them to conduct sophisticated fundamental and/or quantitative analysis. Additionally, in their deliberations, the Board considered the New Sub-Adviser's trading capabilities and resources which are integral parts of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory services to be performed by the New Sub-Adviser under the Sub-Advisory Agreement and (ii) the resources to be devoted to the fund's compliance policies and procedures.

Investment Performance. The Board also considered the historical investment performance of the New Sub-Adviser and the portfolio managers in managing accounts under a similar investment mandate.

Based on its review, the Board concluded that the nature, extent, and quality of services that will be provided to the fund under the Sub-Advisory Agreement should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Fund Expenses. In reviewing the Sub-Advisory Agreement, the Board considered the amount and nature of fees to be paid by the fund to the fund's investment adviser, Strategic Advisers, the amount and nature of fees to be paid by Strategic Advisers to the New Sub-Adviser and the projected change in the fund's total operating expenses as a result of hiring the New Sub-Adviser. The Board noted that the fund's maximum aggregate annual management fee rate may not exceed 1.05% of the fund's average daily net assets and that the Sub-Advisory Agreement will not result in a change to the maximum aggregate annual management fee payable by the fund or Strategic Advisers' portion of the management fee. The Board considered that Strategic Advisers has contractually agreed to reimburse the retail class, Class L and Class N of the fund to the extent that total operating expenses of the class (excluding interest, certain taxes, certain securities lending costs, brokerage commissions, extraordinary expenses, and acquired fund fees and expenses, if any) as a percentage of net assets exceed 0.97%, 0.97% and 1.22%, respectively, through July 31, 2015. In addition, the Board noted that Strategic Advisers has voluntarily agreed to reimburse Class F of the fund to the extent that total operating expenses of the class (excluding interest, certain taxes, certain securities lending costs, brokerage commissions, extraordinary expenses, and acquired fund fees and expenses, if any) exceed 0.87% of the class' average net assets and that such arrangement may be terminated by Strategic Advisers at any time.

Annual Report

Based on its review, the Board concluded that the fund's management fee structure and any changes to projected total expenses bear a reasonable relationship to the services that the fund and its shareholders will receive and the other factors considered.

Because the Sub-Advisory Agreement was negotiated at arm's length and will have no impact on the maximum management fees payable by the fund, the Board did not consider the costs of services and profitability to be significant factors in its decision to approve the Sub-Advisory Agreement.

Potential Fall-Out Benefits. The Board considered that it reviews information regarding the potential of direct and indirect benefits to Strategic Advisers and its affiliates from their relationships with the fund, including non-advisory fee compensation paid to affiliates of Strategic Advisers, if any, during its annual renewal of the fund's advisory agreement with Strategic Advisers. With respect to the New Sub-Adviser, the Board considered management's representation that it does not anticipate that the hiring of the New Sub-Adviser will have a material impact on the potential for fall-out benefits to Strategic Advisers or its affiliates.

Possible Economies of Scale. The Board considered that it reviews whether there have been economies of scale in connection with the management of the fund during its annual renewal of the fund's advisory agreement with Strategic Advisers and the fund's sub-advisory agreements. The Board noted that the Sub-Advisory Agreement provides for breakpoints as the fund's assets grow and noted that any potential decline in sub-advisory fees will accrue directly to shareholders.

Conclusion. Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the Sub-Advisory Agreement's fee structure bears a reasonable relationship to the services to be rendered and that the Sub-Advisory Agreement should be approved because the agreement is in the best interests of the fund and its shareholders. The Board also concluded that the sub-advisory fees to be charged thereunder will be based on services provided that will be in addition to, rather than duplicative of services provided under the advisory contract of any underlying fund in which the fund may invest. In addition, the Board concluded that the approval of the Sub-Advisory Agreement does not involve a conflict of interest from which Strategic Advisers or its affiliates derive an inappropriate advantage.

Annual Report

Investment Adviser

Strategic Advisers, Inc.
Boston, MA

Investment Sub-Advisers

AllianceBernstein L.P.

Aristotle Capital Management, LLC

Brandywine Global Investment
Management, LLC

ClariVest Asset Management LLC

Cornerstone Investment Partners, LLC

First Eagle Investment Management LLC

JP Morgan Investment Management Inc.

Loomis, Sayles & Company, L.P.

LSV Asset Management

Massachusetts Financial Services
Company

Morgan Stanley Investment
Management, Inc.

OppenheimerFunds, Inc.

Pyramis Global Advisors, LLC

Robeco Investment Management, Inc.
doing business as Boston Partners

T. Rowe Price Associates, Inc.

Waddell & Reed Investment
Management Company

General Distributor

Fidelity Distributors Corporation
Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

The Bank of New York Mellon

New York, NY

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
245 Summer St., Boston, MA 02210
www.fidelity.com

MMC-F-ANN-0715
1.951474.102

Strategic Advisers®
Core Multi-Manager Fund -
Class L and Class N

Annual Report

May 31, 2015

(Fidelity Cover Art)

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-835-5095 (plan participants) or 1-877-208-0098 (Advisors and Investment Professionals) to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2015 FMR LLC. All rights reserved.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended May 31, 2015	Past 1 year	Life of fund A
Class LB	10.62%	17.60%
Class NC	10.43%	17.49%

A From November 16, 2011.

B The initial offering of Class L shares took place on November 12, 2013. Returns prior to November 12, 2013, are those of Strategic Advisers® Core Multi-Manager Fund, the original class of the fund.

C Class N shares bear a 0.25% 12b-1 fee. The initial offering of Class N shares took place on November 12, 2013. Returns prior to November 12, 2013, are those of Strategic Advisers® Core Multi-Manager Fund, the original class of the fund, which has no 12b-1 fee. Had Class N's 12b-1 fee been reflected, returns prior to November 12, 2013, would have been lower.

Annual Report

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Strategic Advisers Core Multi-Manager Fund - Class L on November 16, 2011, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period. See footnote B on the previous page for additional information regarding the performance of Class L.
Annual Report

Management's Discussion of Fund Performance

Market Recap: The U.S. equity market hit fresh new highs in extending its bull run during the 12 months ending May 31, 2015, as stocks continued to hold appeal over bonds amid a supportive cyclical backdrop and low, but rising market interest rates. The S&P 500® Index returned 11.81%, continuing its climb despite pockets of higher volatility along the way. Growth stocks broadly outperformed value-oriented names on prospects for accelerated U.S. economic growth. Accordingly, the tech-stock-heavy and growth-oriented Nasdaq Composite Index® rose 20.89%. The Russell 2000® Index advanced 11.32%, as small-caps rallied in the latter half of the period, partly due to their lower exposure to global-growth headwinds and the stronger dollar. Sector performance was broadly positive but varied greatly, as the effects on profitability from lower oil prices and a stronger greenback helped disperse returns across and within sectors. Within the broad S&P 500®, health care (+27%) led the way, lifted by strong product innovation and merger-and-acquisition activity. Information technology (+19%) and consumer discretionary (+18%) also had a strong year. On the other end of the spectrum, energy (-15%) was the sole sector to lose ground, reflecting a sharp drop in crude oil prices beginning in mid-2014, due to weaker global demand and a U.S. supply boom.

Comments from Portfolio Manager John Stone: For the year, the Fund's share classes lagged the S&P 500® Index. (For specific class-level results, please see the Performance section of this report.) The manager that served as the Fund's primary relative detractor was sub-adviser Cornerstone Investment Partners, mainly because its strategy of seeking companies trading below fair value was out of favor during a period when growth stocks outpaced value stocks. Several holdings in Cornerstone's concentrated 30-stock portfolio performed poorly this past 12 months. On the plus side, AllianceBernstein's momentum-oriented strategy worked well amid a generally rising equity market. Additionally, AllianceBernstein's emphasis on companies generating most of their revenues in the United States helped it outperform. T. Rowe Price, our largest manager allocation by far, benefited from broadly positive stock selection, most notably in financials, information technology and health care. During the period, we hired 10 new sub-advisors, but as of period end, had only allocated assets to one of them: JPMorgan Investment Management. JPMorgan employs a core, all-weather strategy driven by bottom-up stock selection from a team of industry analysts.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (December 1, 2014 to May 31, 2015).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition to the direct expenses incurred by the Fund presented in the table, as a shareholder of the underlying mutual funds (the Underlying Funds), the Fund also indirectly bears its proportionate share of the expenses of the Underlying Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition to the direct expenses incurred by the Fund presented in the table, as a shareholder of the Underlying Funds, the Fund also indirectly bears its proportionate share of the expenses of the Underlying Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Annual Report

	Annualized Expense RatioB	Beginning Account Value December 1, 2014	Ending Account Value May 31, 2015	Expenses Paid During Period* December 1, 2014 to May 31, 2015
Core Multi-Manager	.97%
Actual		$ 1,000.00	$ 1,028.80	$ 4.91
HypotheticalA		$ 1,000.00	$ 1,020.09	$ 4.89
Class F	.87%
Actual		$ 1,000.00	$ 1,029.60	$ 4.40
HypotheticalA		$ 1,000.00	$ 1,020.59	$ 4.38
Class L	.97%
Actual		$ 1,000.00	$ 1,028.80	$ 4.91
HypotheticalA		$ 1,000.00	$ 1,020.09	$ 4.89
Class N	1.22%
Actual		$ 1,000.00	$ 1,028.10	$ 6.17
HypotheticalA		$ 1,000.00	$ 1,018.85	$ 6.14

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). The fees and expenses of the Underlying Funds in which the Fund invests are not included in the Fund's annualized expense ratio.

Annual Report

Investment Changes (Unaudited)

The information in the following tables is based on the direct investments of the Fund.
Top Ten Holdings as of May 31, 2015
(excluding cash equivalents)	% of fund's net assets	% of fund's net assets 6 months ago
Apple, Inc.	3.3	3.2
Actavis PLC	2.2	1.3
Time Warner, Inc.	1.9	1.8
Comcast Corp. Class A	1.9	1.7
Microsoft Corp.	1.8	1.8
JPMorgan Chase & Co.	1.7	1.6
Wells Fargo & Co.	1.6	1.6
Citigroup, Inc.	1.6	1.5
Abbott Laboratories	1.2	0.4
Google, Inc. Class C	1.2	1.0
	18.4
Top Five Market Sectors as of May 31, 2015
(stocks only)	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	19.0	18.8
Health Care	14.9	14.5
Financials	14.0	14.3
Consumer Discretionary	12.7	14.3
Industrials	11.0	10.2
Asset Allocation (% of fund's net assets)
As of May 31, 2015	As of November 30, 2014
Stocks 95.5%	Stocks 94.6%
Corporate Bonds 0.0%*	Corporate Bonds 0.0%*
Sector Funds 0.0%	Sector Funds 0.4%
Short-Term Investments and Net Other Assets (Liabilities) 4.5%	Short-Term Investments and Net Other Assets (Liabilities) 5.0%

Asset allocations of equity funds in the pie charts reflect the categorizations of assets as defined by Morningstar as of the reporting dates indicated above.
* Amount represents less than 0.1%

Annual Report

Investments May 31, 2015

Showing Percentage of Net Assets

Common Stocks - 95.5%
	Shares	Value
CONSUMER DISCRETIONARY - 12.7%
Auto Components - 0.4%
BorgWarner, Inc.	1,639	$ 98,586
Delphi Automotive PLC	584	50,796
Johnson Controls, Inc.	2,136	111,115
		260,497
Automobiles - 0.2%
General Motors Co.	1,759	63,271
Harley-Davidson, Inc.	885	47,339
		110,610
Hotels, Restaurants & Leisure - 1.2%
Carnival Corp. unit	500	23,165
Chipotle Mexican Grill, Inc. (a)	79	48,626
Dunkin' Brands Group, Inc.	364	19,423
Hilton Worldwide Holdings, Inc. (a)	1,905	55,169
Las Vegas Sands Corp.	359	18,248
McDonald's Corp.	848	81,349
MGM Mirage, Inc. (a)	1,237	24,802
Norwegian Cruise Line Holdings Ltd. (a)	494	26,953
Royal Caribbean Cruises Ltd.	382	29,024
Starbucks Corp.	3,857	200,410
Wyndham Worldwide Corp.	2,270	192,746
Wynn Resorts Ltd.	48	4,833
Yum! Brands, Inc.	683	61,545
		786,293
Household Durables - 0.4%
D.R. Horton, Inc.	400	10,448
Harman International Industries, Inc.	274	33,022
Lennar Corp. Class A	2,404	112,099
PulteGroup, Inc.	592	11,355
Toll Brothers, Inc. (a)	2,560	92,595
		259,519
Internet & Catalog Retail - 1.2%
Amazon.com, Inc. (a)	1,091	468,290
Netflix, Inc. (a)	123	76,759
Priceline Group, Inc. (a)	198	232,064
		777,113
Leisure Products - 0.1%
Mattel, Inc.	2,756	71,132
Media - 5.8%
CBS Corp. Class B	292	18,022
Common Stocks - continued
	Shares	Value
CONSUMER DISCRETIONARY - continued
Media - continued
Charter Communications, Inc. Class A (a)	662	$ 118,511
Comcast Corp.:
Class A	20,419	1,193,695
Class A (special) (non-vtg.)	2,466	143,028
DIRECTV (a)	461	41,969
DISH Network Corp. Class A (a)	514	36,386
News Corp. Class A (a)	2,580	39,087
The Madison Square Garden Co. Class A (a)	1,269	108,411
The Walt Disney Co.	3,882	428,456
Time Warner Cable, Inc.	524	94,786
Time Warner, Inc.	14,153	1,195,645
Time, Inc.	1,789	40,270
Twenty-First Century Fox, Inc. Class A	6,032	202,675
Viacom, Inc. Class B (non-vtg.)	547	36,583
		3,697,524
Multiline Retail - 0.6%
Dollar General Corp.	2,383	172,982
Kohl's Corp.	451	29,536
Target Corp.	2,078	164,827
		367,345
Specialty Retail - 2.4%
AutoNation, Inc. (a)	2,779	173,437
AutoZone, Inc. (a)	155	104,411
Bed Bath & Beyond, Inc. (a)	823	58,696
Best Buy Co., Inc.	68	2,360
CarMax, Inc. (a)	1,407	99,953
Gap, Inc.	2,050	78,577
Home Depot, Inc.	3,236	360,555
L Brands, Inc.	653	56,498
Lowe's Companies, Inc.	4,649	325,337
Ross Stores, Inc.	689	66,606
Tiffany & Co., Inc.	306	28,681
TJX Companies, Inc.	1,764	113,566
Tractor Supply Co.	328	28,582
		1,497,259
Textiles, Apparel & Luxury Goods - 0.4%
Hanesbrands, Inc.	1,693	53,939
lululemon athletica, Inc. (a)	172	10,284
NIKE, Inc. Class B	1,041	105,838
PVH Corp.	338	35,368
Common Stocks - continued
	Shares	Value
CONSUMER DISCRETIONARY - continued
Textiles, Apparel & Luxury Goods - continued
Ralph Lauren Corp.	210	$ 27,384
Under Armour, Inc. Class A (sub. vtg.) (a)	274	21,484
		254,297
TOTAL CONSUMER DISCRETIONARY		8,081,589
CONSUMER STAPLES - 9.1%
Beverages - 2.3%
Coca-Cola Enterprises, Inc.	9,777	432,437
Constellation Brands, Inc. Class A (sub. vtg.)	202	23,814
Diageo PLC	1,882	52,227
Dr. Pepper Snapple Group, Inc.	671	51,425
Monster Beverage Corp. (a)	113	14,383
PepsiCo, Inc.	6,229	600,662
SABMiller PLC	443	23,657
The Coca-Cola Co.	6,705	274,637
		1,473,242
Food & Staples Retailing - 2.7%
Costco Wholesale Corp.	1,040	148,294
CVS Health Corp.	6,281	643,049
Kroger Co.	6,714	488,779
Rite Aid Corp. (a)	4,048	35,299
Sysco Corp.	981	36,454
Wal-Mart Stores, Inc.	1,977	146,832
Walgreens Boots Alliance, Inc.	1,607	137,945
Whole Foods Market, Inc.	1,001	41,281
		1,677,933
Food Products - 2.2%
Archer Daniels Midland Co.	665	35,145
Bunge Ltd.	433	40,078
ConAgra Foods, Inc.	1,568	60,540
General Mills, Inc.	2,283	128,190
Kellogg Co.	3,282	206,011
Keurig Green Mountain, Inc.	430	37,083
Kraft Foods Group, Inc.	1,823	153,952
Mondelez International, Inc.	15,737	654,502
The Hershey Co.	224	20,801
Tyson Foods, Inc. Class A	1,000	42,450
		1,378,752
Common Stocks - continued
	Shares	Value
CONSUMER STAPLES - continued
Household Products - 0.9%
Colgate-Palmolive Co.	323	$ 21,573
Energizer Holdings, Inc.	440	62,344
Henkel AG & Co. KGaA (a)	780	79,971
Procter & Gamble Co.	5,275	413,507
		577,395
Personal Products - 0.1%
Estee Lauder Companies, Inc. Class A	662	57,879
Tobacco - 0.9%
Altria Group, Inc.	1,697	86,886
British American Tobacco PLC sponsored ADR	684	75,732
Philip Morris International, Inc.	4,968	412,692
Reynolds American, Inc.	290	22,258
		597,568
TOTAL CONSUMER STAPLES		5,762,769
ENERGY - 6.4%
Energy Equipment & Services - 0.8%
Baker Hughes, Inc.	413	26,622
Ensco PLC Class A	1,950	45,825
Halliburton Co.	3,042	138,107
Helmerich & Payne, Inc.	400	29,196
National Oilwell Varco, Inc.	834	41,024
Noble Corp.	1,390	23,283
Schlumberger Ltd.	1,990	180,632
Weatherford International Ltd. (a)	851	11,761
		496,450
Oil, Gas & Consumable Fuels - 5.6%
Anadarko Petroleum Corp.	2,890	241,633
Apache Corp.	1,884	112,739
Cabot Oil & Gas Corp.	515	17,489
Canadian Natural Resources Ltd.	2,599	80,210
Chevron Corp.	4,123	424,669
Cimarex Energy Co.	245	28,300
Concho Resources, Inc. (a)	286	34,406
ConocoPhillips Co.	1,339	85,268
CONSOL Energy, Inc.	346	9,633
Continental Resources, Inc. (a)	305	13,896
Devon Energy Corp.	160	10,435
EOG Resources, Inc.	2,045	181,371
Common Stocks - continued
	Shares	Value
ENERGY - continued
Oil, Gas & Consumable Fuels - continued
EQT Corp.	717	$ 60,995
Exxon Mobil Corp.	5,950	506,940
Hess Corp.	698	47,129
HollyFrontier Corp.	400	16,660
Imperial Oil Ltd.	1,137	44,599
Kinder Morgan, Inc.	516	21,409
Magellan Midstream Partners LP	194	15,466
Marathon Oil Corp.	1,172	31,867
Marathon Petroleum Corp.	1,947	201,437
Noble Energy, Inc.	1,097	48,027
Occidental Petroleum Corp.	4,334	338,875
Phillips 66 Co.	7,831	619,589
Pioneer Natural Resources Co.	389	57,506
Range Resources Corp.	494	27,373
Royal Dutch Shell PLC Class A sponsored ADR	1,197	71,485
Spectra Energy Corp.	1,210	42,556
Suncor Energy, Inc.	4,428	129,429
The Williams Companies, Inc.	657	33,573
WPX Energy, Inc. (a)	1,761	22,699
		3,577,663
TOTAL ENERGY		4,074,113
FINANCIALS - 14.0%
Banks - 6.6%
Bank of America Corp.	32,675	539,138
BB&T Corp.	796	31,418
Citigroup, Inc.	18,536	1,002,427
Comerica, Inc.	1,007	49,293
East West Bancorp, Inc.	373	16,002
JPMorgan Chase & Co.	16,164	1,063,268
M&T Bank Corp.	955	115,440
PNC Financial Services Group, Inc.	874	83,633
Standard Chartered PLC (United Kingdom)	2,228	35,619
SVB Financial Group (a)	171	23,070
U.S. Bancorp	5,636	242,968
Wells Fargo & Co.	17,940	1,003,922
		4,206,198
Capital Markets - 2.2%
Ameriprise Financial, Inc.	707	88,085
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Capital Markets - continued
Bank of New York Mellon Corp.	2,344	$ 101,636
BlackRock, Inc. Class A	177	64,743
Charles Schwab Corp.	2,494	78,935
E*TRADE Financial Corp. (a)	1,079	31,787
Goldman Sachs Group, Inc.	1,296	267,222
Invesco Ltd.	765	30,470
LPL Financial	600	25,584
Morgan Stanley	7,975	304,645
Northern Trust Corp.	1,045	77,905
Och-Ziff Capital Management Group LLC Class A	1,607	20,152
State Street Corp.	3,634	283,198
TD Ameritrade Holding Corp.	819	30,426
		1,404,788
Consumer Finance - 0.5%
Ally Financial, Inc. (a)	1,933	43,821
American Express Co.	231	18,415
Capital One Financial Corp.	1,025	85,649
Discover Financial Services	2,231	130,000
		277,885
Diversified Financial Services - 1.5%
Berkshire Hathaway, Inc. Class B (a)	2,730	390,390
CME Group, Inc.	1,275	120,105
IntercontinentalExchange Group, Inc.	500	118,390
McGraw Hill Financial, Inc.	3,189	330,859
		959,744
Insurance - 1.7%
ACE Ltd.	1,099	117,022
American International Group, Inc.	2,813	164,870
CNA Financial Corp.	1,213	46,895
FNF Group	755	28,660
Genworth Financial, Inc. Class A (a)	2,940	23,344
Lincoln National Corp.	975	55,585
Loews Corp.	634	25,436
Marsh & McLennan Companies, Inc.	2,865	166,829
MetLife, Inc.	4,330	226,286
Unum Group	1,505	52,615
XL Group PLC Class A	4,083	153,847
		1,061,389
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Real Estate Investment Trusts - 1.4%
American Tower Corp.	1,309	$ 121,462
AvalonBay Communities, Inc.	614	102,231
Crown Castle International Corp.	3,082	251,337
Digital Realty Trust, Inc.	290	19,152
Federal Realty Investment Trust (SBI)	281	37,786
General Growth Properties, Inc.	600	16,998
Iron Mountain, Inc.	902	32,896
Prologis, Inc.	1,024	40,540
Public Storage	171	33,095
Simon Property Group, Inc.	754	136,776
SL Green Realty Corp.	226	26,817
Vornado Realty Trust	627	62,631
Weyerhaeuser Co.	959	31,225
		912,946
Real Estate Management & Development - 0.1%
Realogy Holdings Corp. (a)	1,644	77,186
TOTAL FINANCIALS		8,900,136
HEALTH CARE - 14.9%
Biotechnology - 2.4%
Adaptimmune Therapeutics PLC sponsored ADR	17	262
Alexion Pharmaceuticals, Inc. (a)	658	107,807
Amgen, Inc.	1,881	293,925
Biogen, Inc. (a)	636	252,486
Celgene Corp. (a)	1,189	136,069
Gilead Sciences, Inc.	4,267	479,056
Incyte Corp. (a)	188	20,708
Intercept Pharmaceuticals, Inc. (a)	100	25,520
Regeneron Pharmaceuticals, Inc. (a)	107	54,844
United Therapeutics Corp. (a)	86	15,800
Vertex Pharmaceuticals, Inc. (a)	668	85,698
		1,472,175
Health Care Equipment & Supplies - 3.1%
Abbott Laboratories	16,102	782,557
Baxter International, Inc.	600	39,966
Becton, Dickinson & Co.	3,078	432,490
Boston Scientific Corp. (a)	4,476	81,777
Intuitive Surgical, Inc. (a)	103	50,238
Medtronic PLC	6,429	490,661
Common Stocks - continued
	Shares	Value
HEALTH CARE - continued
Health Care Equipment & Supplies - continued
St. Jude Medical, Inc.	201	$ 14,824
Stryker Corp.	831	79,884
		1,972,397
Health Care Providers & Services - 2.5%
Aetna, Inc.	1,228	144,867
Anthem, Inc.	688	115,481
DaVita HealthCare Partners, Inc. (a)	439	36,779
Express Scripts Holding Co. (a)	1,473	128,357
HCA Holdings, Inc. (a)	1,821	149,012
Humana, Inc.	781	167,642
McKesson Corp.	2,207	523,567
UnitedHealth Group, Inc.	2,678	321,922
		1,587,627
Life Sciences Tools & Services - 0.2%
Agilent Technologies, Inc.	1,122	46,215
Thermo Fisher Scientific, Inc.	702	91,000
		137,215
Pharmaceuticals - 6.7%
AbbVie, Inc.	3,013	200,636
Actavis PLC (a)	4,470	1,371,441
Bristol-Myers Squibb Co.	4,717	304,718
Eli Lilly & Co.	1,787	140,994
GlaxoSmithKline PLC sponsored ADR	1,793	79,555
Johnson & Johnson	7,010	701,981
Mallinckrodt PLC (a)	147	19,028
Merck & Co., Inc.	3,486	212,263
Mylan N.V.	881	63,987
Novartis AG sponsored ADR	162	16,642
Pfizer, Inc.	19,076	662,891
Shire PLC sponsored ADR	332	86,370
Teva Pharmaceutical Industries Ltd. sponsored ADR	4,249	255,365
Zoetis, Inc. Class A	2,851	141,894
		4,257,765
TOTAL HEALTH CARE		9,427,179
INDUSTRIALS - 11.0%
Aerospace & Defense - 4.8%
Honeywell International, Inc.	4,695	489,219
Common Stocks - continued
	Shares	Value
INDUSTRIALS - continued
Aerospace & Defense - continued
L-3 Communications Holdings, Inc.	207	$ 24,387
Lockheed Martin Corp.	1,277	240,331
Northrop Grumman Corp.	4,425	704,372
Precision Castparts Corp.	228	48,252
Raytheon Co.	4,962	512,376
Textron, Inc.	2,293	103,689
The Boeing Co.	2,783	391,067
United Technologies Corp.	4,815	564,174
		3,077,867
Air Freight & Logistics - 0.4%
FedEx Corp.	1,008	174,606
United Parcel Service, Inc. Class B	1,022	101,403
		276,009
Airlines - 0.7%
American Airlines Group, Inc.	2,516	106,603
Delta Air Lines, Inc.	4,833	207,432
United Continental Holdings, Inc. (a)	1,781	97,225
		411,260
Building Products - 0.1%
Allegion PlC	550	34,342
Fortune Brands Home & Security, Inc.	498	22,838
Masco Corp.	699	18,922
		76,102
Commercial Services & Supplies - 0.3%
Republic Services, Inc.	675	27,196
Tyco International Ltd.	3,921	158,252
		185,448
Construction & Engineering - 0.1%
Fluor Corp.	704	39,579
Electrical Equipment - 0.5%
Eaton Corp. PLC	1,018	72,879
Emerson Electric Co.	1,447	87,269
Hubbell, Inc. Class B	494	53,367
Sensata Technologies Holding BV (a)	1,284	70,736
		284,251
Industrial Conglomerates - 2.1%
3M Co.	676	107,538
Danaher Corp.	6,099	526,466
Common Stocks - continued
	Shares	Value
INDUSTRIALS - continued
Industrial Conglomerates - continued
General Electric Co.	25,513	$ 695,740
Roper Industries, Inc.	189	33,067
		1,362,811
Machinery - 1.0%
Caterpillar, Inc.	347	29,606
Cummins, Inc.	820	111,151
Deere & Co.	996	93,305
Dover Corp.	274	20,660
Flowserve Corp.	1,757	96,635
Ingersoll-Rand PLC	742	51,035
PACCAR, Inc.	1,095	69,598
Parker Hannifin Corp.	705	84,903
Pentair PLC	598	38,290
SPX Corp.	186	13,822
Stanley Black & Decker, Inc.	256	26,225
		635,230
Professional Services - 0.2%
Equifax, Inc.	555	55,683
Nielsen Holdings B.V.	808	36,352
		92,035
Road & Rail - 0.7%
Canadian National Railway Co.	729	43,244
Canadian Pacific Railway Ltd.	483	79,589
CSX Corp.	2,169	73,920
Norfolk Southern Corp.	817	75,164
Union Pacific Corp.	1,971	198,894
		470,811
Trading Companies & Distributors - 0.1%
Fastenal Co.	350	14,529
W.W. Grainger, Inc.	275	66,091
		80,620
TOTAL INDUSTRIALS		6,992,023
INFORMATION TECHNOLOGY - 19.0%
Communications Equipment - 1.3%
Cisco Systems, Inc.	16,411	481,006
QUALCOMM, Inc.	5,270	367,214
		848,220
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - continued
Electronic Equipment & Components - 1.2%
Amphenol Corp. Class A	910	$ 51,916
Keysight Technologies, Inc. (a)	560	18,402
TE Connectivity Ltd.	9,506	655,914
Trimble Navigation Ltd. (a)	1,081	25,339
		751,571
Internet Software & Services - 3.6%
Akamai Technologies, Inc. (a)	250	19,068
eBay, Inc. (a)	4,818	295,632
Facebook, Inc. Class A (a)	6,904	546,728
Google, Inc.:
Class A (a)	644	351,186
Class C	1,424	757,725
LinkedIn Corp. Class A (a)	125	24,366
Rackspace Hosting, Inc. (a)	1,044	41,854
Twitter, Inc. (a)	555	20,352
Velti PLC (a)(d)	976	10
VeriSign, Inc. (a)	540	34,123
Yahoo!, Inc. (a)	5,139	220,643
		2,311,687
IT Services - 2.9%
Accenture PLC Class A	1,537	147,613
Alliance Data Systems Corp. (a)	87	25,929
Amdocs Ltd.	1,214	66,588
ASAC II LP (a)(d)	1,527	25,939
Automatic Data Processing, Inc.	861	73,624
Cognizant Technology Solutions Corp. Class A (a)	4,945	320,040
Fidelity National Information Services, Inc.	1,247	78,187
IBM Corp.	1,262	214,098
MasterCard, Inc. Class A	3,686	340,070
Vantiv, Inc. (a)	2,507	100,280
Visa, Inc. Class A	6,060	416,201
Xerox Corp.	2,890	33,004
		1,841,573
Semiconductors & Semiconductor Equipment - 2.3%
Altera Corp.	506	24,718
Analog Devices, Inc.	2,652	180,230
Applied Materials, Inc.	9,883	198,945
Atmel Corp.	1,355	12,019
Avago Technologies Ltd.	897	132,819
Broadcom Corp. Class A	2,392	135,985
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - continued
Semiconductors & Semiconductor Equipment - continued
Freescale Semiconductor, Inc. (a)	605	$ 27,298
Intel Corp.	5,304	182,776
KLA-Tencor Corp.	526	31,381
Lam Research Corp.	2,342	192,630
Micron Technology, Inc. (a)	1,843	51,475
NXP Semiconductors NV (a)	2,379	267,043
		1,437,319
Software - 3.3%
Adobe Systems, Inc. (a)	1,333	105,427
Electronic Arts, Inc. (a)	2,362	148,227
Microsoft Corp.	23,983	1,123,843
Oracle Corp.	9,811	426,680
Red Hat, Inc. (a)	1,604	123,941
Salesforce.com, Inc. (a)	1,974	143,609
		2,071,727
Technology Hardware, Storage & Peripherals - 4.4%
Apple, Inc.	16,241	2,115,867
EMC Corp.	12,109	318,951
First Data Holdings, Inc. Class B (d)	3,850	18,904
Hewlett-Packard Co.	2,766	92,384
SanDisk Corp.	256	17,505
Seagate Technology LLC	1,531	85,185
Western Digital Corp.	1,673	162,883
		2,811,679
TOTAL INFORMATION TECHNOLOGY		12,073,776
MATERIALS - 5.2%
Chemicals - 3.7%
Airgas, Inc.	543	55,353
Ashland, Inc.	543	69,178
Axiall Corp.	193	7,278
Celanese Corp. Class A	1,141	78,558
CF Industries Holdings, Inc.	980	309,562
E.I. du Pont de Nemours & Co.	1,327	94,230
Ecolab, Inc.	1,515	173,695
LyondellBasell Industries NV Class A	3,044	307,748
Monsanto Co.	1,414	165,410
PPG Industries, Inc.	2,457	562,383
Praxair, Inc.	462	56,761
Common Stocks - continued
	Shares	Value
MATERIALS - continued
Chemicals - continued
RPM International, Inc.	1,173	$ 58,685
Sherwin-Williams Co.	254	73,198
Syngenta AG:
sponsored ADR	200	18,206
(Switzerland)	85	38,678
The Dow Chemical Co.	4,391	228,639
The Mosaic Co.	1,198	54,928
		2,352,490
Construction Materials - 0.7%
Martin Marietta Materials, Inc.	2,286	340,637
Vulcan Materials Co.	1,571	141,280
		481,917
Containers & Packaging - 0.5%
Ball Corp.	414	29,390
Crown Holdings, Inc. (a)	630	34,833
Sealed Air Corp.	4,987	242,867
		307,090
Metals & Mining - 0.2%
Alcoa, Inc.	3,736	46,700
Franco-Nevada Corp.	262	13,475
Freeport-McMoRan, Inc.	1,960	38,514
Nucor Corp.	567	26,819
Teck Resources Ltd. Class B (sub. vtg.)	500	5,818
United States Steel Corp.	282	6,881
		138,207
Paper & Forest Products - 0.1%
International Paper Co.	854	44,263
TOTAL MATERIALS		3,323,967
TELECOMMUNICATION SERVICES - 1.2%
Diversified Telecommunication Services - 1.1%
AT&T, Inc.	5,126	177,052
Verizon Communications, Inc.	10,529	520,554
		697,606
Wireless Telecommunication Services - 0.1%
T-Mobile U.S., Inc. (a)	1,979	76,944
TOTAL TELECOMMUNICATION SERVICES		774,550
Common Stocks - continued
	Shares	Value
UTILITIES - 2.0%
Electric Utilities - 1.1%
American Electric Power Co., Inc.	1,572	$ 88,488
Edison International	764	46,459
Exelon Corp.	3,346	113,195
FirstEnergy Corp.	3,422	122,097
ITC Holdings Corp.	431	15,210
NextEra Energy, Inc.	568	58,129
PPL Corp.	6,881	238,840
Southern Co.	520	22,719
Xcel Energy, Inc.	703	23,937
		729,074
Gas Utilities - 0.0%
Amerigas Partners LP	341	16,811
Independent Power and Renewable Electricity Producers - 0.1%
The AES Corp.	4,423	60,153
Multi-Utilities - 0.8%
CenterPoint Energy, Inc.	982	20,003
CMS Energy Corp.	1,893	64,627
Dominion Resources, Inc.	690	48,659
DTE Energy Co.	610	48,330
NiSource, Inc.	3,258	153,712
PG&E Corp.	2,663	142,391
		477,722
TOTAL UTILITIES		1,283,760
TOTAL COMMON STOCKS (Cost $46,257,735)		60,693,862
Convertible Bonds - 0.0%
	Principal
ENERGY - 0.0%
Oil, Gas & Consumable Fuels - 0.0%
Amyris, Inc. 3% 2/27/17 (Cost $5,000)	$ 5,000	4,379
U.S. Treasury Obligations - 0.1%
	Shares	Value
U.S. Treasury Bills, yield at date of purchase 0.01% to 0.05% 6/18/15 to 8/13/15 (c) (Cost $79,998)	80,000	$ 80,000
Money Market Funds - 4.5%

Dreyfus Treasury & Agency Cash Management Fund Institutional Shares, 0.01% (b) (Cost $2,841,822)	2,841,822	2,841,822
TOTAL INVESTMENT PORTFOLIO - 100.1% (Cost $49,184,555)		63,620,063
NET OTHER ASSETS (LIABILITIES) - (0.1)%		(74,305)
NET ASSETS - 100%		$ 63,545,758
Futures Contracts
	Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation/ (Depreciation)
Purchased
Equity Index Contracts
16 CME E-mini S&P 500 Index Contracts (United States)	June 2015	$ 1,684,800	$ 36,841

The face value of futures purchased as a percentage of net assets is 2.7%
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end.
(c) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $80,000.

(d) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $44,853 or 0.1% of net assets.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost
ASAC II LP	10/10/13	$ 15,270
First Data Holdings, Inc. Class B	6/26/14	$ 15,400
Velti PLC	4/19/13	$ 1,464
Other Information

The following is a summary of the inputs used, as of May 31, 2015, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 8,081,589	$ 8,081,589	$ -	$ -
Consumer Staples	5,762,769	5,710,542	52,227	-
Energy	4,074,113	4,074,113	-	-
Financials	8,900,136	8,900,136	-	-
Health Care	9,427,179	9,427,179	-	-
Industrials	6,992,023	6,992,023	-	-
Information Technology	12,073,776	12,028,923	10	44,843
Materials	3,323,967	3,285,289	38,678	-
Telecommunication Services	774,550	774,550	-	-
Utilities	1,283,760	1,283,760	-	-
Corporate Bonds	4,379	-	4,379	-
U.S. Treasury Obligations	80,000	-	80,000	-
Money Market Funds	2,841,822	2,841,822	-	-
Total Investments in Securities:	$ 63,620,063	$ 63,399,926	$ 175,294	$ 44,843
Derivative Instruments:
Assets
Futures Contracts	$ 36,841	$ 36,841	$ -	$ -
Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of May 31, 2015. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Equity Risk
Futures Contracts (a)	$ 36,841	$ -
Total Value of Derivatives	$ 36,841	$ -

(a) Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. Only the period end receivable or payable for daily variation margin and net unrealized appreciation (depreciation) are presented in the Statement of Assets and Liabilities.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	May 31, 2015

Assets
Investment in securities, at value - See accompanying schedule: Unaffiliated issuers (cost $49,184,555)		$ 63,620,063
Cash		6,662
Receivable for investments sold		610,929
Receivable for fund shares sold		17,566
Dividends receivable		113,943
Interest receivable		39
Prepaid expenses		308
Receivable from investment adviser for expense reductions		10,011
Other receivables		286
Total assets		64,379,807

Liabilities
Payable for investments purchased	$ 611,207
Accrued management fee	31,460
Distribution and service plan fees payable	25
Payable for daily variation margin for derivative instruments	12,560
Other affiliated payables	6,656
Custodian fees payable	132,133
Other payables and accrued expenses	40,008
Total liabilities		834,049

Net Assets		$ 63,545,758
Net Assets consist of:
Paid in capital		$ 45,687,825
Undistributed net investment income		209,199
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		3,176,452
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		14,472,282
Net Assets		$ 63,545,758

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Assets and Liabilities - continued

May 31, 2015

Core Multi-Manager: Net Asset Value, offering price and redemption price per share ($60,605,828 ÷ 4,636,843 shares)	$ 13.07

Class F: Net Asset Value, offering price and redemption price per share ($2,698,105 ÷ 205,933 shares)	$ 13.10

Class L: Net Asset Value, offering price and redemption price per share ($121,142 ÷ 9,267 shares)	$ 13.07

Class N: Net Asset Value, offering price and redemption price per share ($120,683 ÷ 9,243 shares)	$ 13.06

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	Year ended May 31, 2015

Investment Income
Dividends: Unaffiliated issuers		$ 1,045,656
Interest		480
Total income		1,046,136

Expenses
Management fee	$ 359,647
Transfer agent fees	55,046
Distribution and service plan fees	288
Accounting fees and expenses	23,308
Custodian fees and expenses	143,417
Independent trustees' compensation	689
Registration fees	38,638
Audit	57,667
Legal	413
Miscellaneous	566
Total expenses before reductions	679,679
Expense reductions	(100,628)	579,051
Net investment income (loss)		467,085
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	6,772,470
Foreign currency transactions	(4,766)
Futures contracts	174,018
Total net realized gain (loss)		6,941,722
Change in net unrealized appreciation (depreciation) on: Investment securities	(1,335,883)
Assets and liabilities in foreign currencies	(66)
Futures contracts	(14,903)
Total change in net unrealized appreciation (depreciation)		(1,350,852)
Net gain (loss)		5,590,870
Net increase (decrease) in net assets resulting from operations		$ 6,057,955

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended May 31, 2015	Year ended May 31, 2014
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 467,085	$ 593,718
Net realized gain (loss)	6,941,722	8,939,231
Change in net unrealized appreciation (depreciation)	(1,350,852)	3,471,364
Net increase (decrease) in net assets resulting from operations	6,057,955	13,004,313
Distributions to shareholders from net investment income	(502,834)	(586,601)
Distributions to shareholders from net realized gain	(10,159,157)	(5,451,973)
Total distributions	(10,661,991)	(6,038,574)
Share transactions - net increase (decrease)	5,466,347	(12,190,268)
Total increase (decrease) in net assets	862,311	(5,224,529)

Net Assets
Beginning of period	62,683,447	67,907,976
End of period (including undistributed net investment income of $209,199 and undistributed net investment income of $256,699, respectively)	$ 63,545,758	$ 62,683,447

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Core Multi-Manager

Years ended May 31,	2015	2014	2013	2012E
Selected Per-Share Data
Net asset value, beginning of period	$ 14.28	$ 13.02	$ 10.61	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.10	.11	.13	.05
Net realized and unrealized gain (loss)	1.28	2.27	2.60	.57
Total from investment operations	1.38	2.38	2.73	.62
Distributions from net investment income	(.12)	(.11)	(.12)	(.01)
Distributions from net realized gain	(2.47)	(1.02)	(.20)	-
Total distributions	(2.59)	(1.12)H	(.32)	(.01)
Net asset value, end of period	$ 13.07	$ 14.28	$ 13.02	$ 10.61
Total ReturnB, C	10.70%	19.49%	26.33%	6.24%
Ratios to Average Net Assets F
Expenses before reductions	1.14%	1.21%	1.03%	1.10%A
Expenses net of fee waivers, if any	.97%	.97%	.97%	.97%A
Expenses net of all reductions	.97%	.97%	.96%	.97%A
Net investment income (loss)	.78%	.80%	1.12%	.90%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 60,606	$ 60,938	$ 67,623	$ 53,266
Portfolio turnover rateG	151%	134%	95%	77%A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E For the period November 16, 2011 (commencement of operations) to May 31, 2012.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. Fees and expenses of the Underlying Funds are not included in the class' annualized ratios. The class indirectly bears its proportionate share of the expenses of the Underlying Funds.

G Amount does not include the portfolio activity of any Underlying Funds.

H Total distributions of $1.12 per share is comprised of distributions from net investment income of $.108 and distributions from net realized gain of $1.015 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class F

Years ended May 31,	2015	2014	2013E
Selected Per-Share Data
Net asset value, beginning of period	$ 14.30	$ 13.02	$ 11.62
Income from Investment Operations
Net investment income (loss) D	.11	.12	.06
Net realized and unrealized gain (loss)	1.28	2.28	1.46
Total from investment operations	1.39	2.40	1.52
Distributions from net investment income	(.12)	(.11)	(.08)
Distributions from net realized gain	(2.47)	(1.02)	(.04)
Total distributions	(2.59)	(1.12)H	(.12)
Net asset value, end of period	$ 13.10	$ 14.30	$ 13.02
Total ReturnB, C	10.78%	19.66%	13.22%
Ratios to Average Net Assets F
Expenses before reductions	1.05%	1.11%	.96%A
Expenses net of fee waivers, if any	.87%	.87%	.87%A
Expenses net of all reductions	.87%	.87%	.86%A
Net investment income (loss)	.88%	.90%	1.02%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,698	$ 1,527	$ 285
Portfolio turnover rateG	151%	134%	95%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E For the period December 18, 2012 (commencement of sale of shares) to May 31, 2013.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. Fees and expenses of the Underlying Funds are not included in the class' annualized ratios. The class indirectly bears its proportionate share of the expenses of the Underlying Funds.

G Amount does not include the portfolio activity of any Underlying Funds.

H Total distributions of $1.12 per share is comprised of distributions from net investment income of $.109 and distributions from net realized gain of $1.015 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class L

Years ended May 31,	2015	2014E
Selected Per-Share Data
Net asset value, beginning of period	$ 14.29	$ 13.50
Income from Investment Operations
Net investment income (loss) D	.10	.07
Net realized and unrealized gain (loss)	1.27	1.19
Total from investment operations	1.37	1.26
Distributions from net investment income	(.12)	(.06)
Distributions from net realized gain	(2.47)	(.41)
Total distributions	(2.59)	(.47)
Net asset value, end of period	$ 13.07	$ 14.29
Total ReturnB, C	10.62%	9.50%
Ratios to Average Net Assets F
Expenses before reductions	1.14%	1.19%A
Expenses net of fee waivers, if any	.97%	.97%A
Expenses net of all reductions	.97%	.97%A
Net investment income (loss)	.78%	.90%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 121	$ 109
Portfolio turnover rateG	151%	134%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E For the period November 12, 2013 (commencement of sale of shares) to May 31, 2014.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. Fees and expenses of the Underlying Funds are not included in the class' annualized ratios. The class indirectly bears its proportionate share of the expenses of the Underlying Funds.

G Amount does not include the portfolio activity of any Underlying Funds.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class N

Years ended May 31,	2015	2014E
Selected Per-Share Data
Net asset value, beginning of period	$ 14.27	$ 13.50
Income from Investment Operations
Net investment income (loss) D	.07	.05
Net realized and unrealized gain (loss)	1.28	1.18
Total from investment operations	1.35	1.23
Distributions from net investment income	(.09)	(.06)
Distributions from net realized gain	(2.47)	(.41)
Total distributions	(2.56)	(.46)H
Net asset value, end of period	$ 13.06	$ 14.27
Total ReturnB, C	10.43%	9.32%
Ratios to Average Net Assets F
Expenses before reductions	1.39%	1.45%A
Expenses net of fee waivers, if any	1.22%	1.22%A
Expenses net of all reductions	1.22%	1.22%A
Net investment income (loss)	.53%	.65%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 121	$ 109
Portfolio turnover rateG	151%	134%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E For the period November 12, 2013 (commencement of sale of shares) to May 31, 2014.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. Fees and expenses of the Underlying Funds are not included in the class' annualized ratios. The class indirectly bears its proportionate share of the expenses of the Underlying Funds.

G Amount does not include the portfolio activity of any Underlying Funds.

H Total distributions of $.46 per share is comprised of distributions from net investment income of $.056 and distributions from net realized gain of $.405 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended May 31, 2015

1. Organization.

Strategic Advisers Core Multi-Manager Fund (the Fund) is a non-diversified fund of Fidelity Rutland Square Trust II (the Trust), and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust. The Fund is available only to certain employer-sponsored retirement plans and Fidelity brokerage or mutual fund accounts. The Fund commenced sale of Class L and Class N shares on November 12, 2013. The Fund offers Core Multi Manager, Class F, Class L and Class N shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

2. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Strategic Advisers, Inc. (Strategic Advisers) Fair Value Committee (the Committee). In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

Annual Report

Notes to Financial Statements - continued

2. Significant Accounting Policies - continued

Investment Valuation - continued

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds and U.S. government and government agency obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are

Annual Report

2. Significant Accounting Policies - continued

Investment Valuation - continued

valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy. If an unaffiliated open-end mutual fund's NAV is unavailable, shares of that fund may be valued by another method that the Board believes reflects fair value in accordance with the Board's fair value pricing policies and is categorized as Level 2 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of May 31, 2015 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Underlying Funds and distributions from ETFs, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to

Annual Report

Notes to Financial Statements - continued

2. Significant Accounting Policies - continued

Investment Transactions and Income - continued

the underlying investment. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Strategic Advisers funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of May 31, 2015, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

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2. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to futures contracts, foreign currency transactions, deferred trustees compensation, partnerships and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 14,859,245
Gross unrealized depreciation	(678,228)
Net unrealized appreciation (depreciation) on securities	$ 14,181,017

Tax Cost	$ 49,439,046

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 825,974
Undistributed long-term capital gain	$ 2,851,397
Net unrealized appreciation (depreciation) on securities and other investments	$ 14,180,950

The tax character of distributions paid was as follows:

	May 31, 2015	May 31, 2014
Ordinary Income	$ 2,948,352	$ 2,339,120
Long-term Capital Gains	7,713,639	3,699,454
Total	$ 10,661,991	$ 6,038,574

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale

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Notes to Financial Statements - continued

2. Significant Accounting Policies - continued

Restricted Securities - continued

at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

New Accounting Pronouncement. In June 2014, the Financial Accounting Standards Board issued Accounting Standard Update No. 2014-11, Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures (the Update). The Update amends the accounting for certain repurchase agreements and expands disclosure requirements for reverse repurchase agreements, securities lending and other similar transactions. The disclosure requirements are effective for annual and interim reporting periods beginning after December 15, 2014. Management is currently evaluating the impact of the Update on the Fund's financial statements and related disclosures.

3. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk

Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the

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3. Derivative Instruments - continued

Risk Exposures and the Use of Derivative Instruments - continued

Fund. Counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin for derivative instruments in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts." The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end and is representative of volume of activity during the period. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments.

During the period the Fund recognized net realized gain (loss) of $174,018 and a change in net unrealized appreciation (depreciation) of $(14,903) related to its investment in futures contracts. These amounts are included in the Statement of Operations.

4. Purchases and Sales of Investments.

Purchases and sales of securities (including the Underlying Fund shares), other than short-securities, aggregated $86,658,839 and $89,800,987, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Strategic Advisers (the investment adviser) provides the Fund with investment management related services. For these services, the Fund pays a monthly management fee to the investment adviser. The management fee is calculated by adding

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Notes to Financial Statements - continued

5. Fees and Other Transactions with Affiliates - continued

Management Fee - continued

the annual management fee rate of .30% of the Fund's average net assets throughout the month payable to the investment adviser to the aggregate of the fee rates, payable monthly, to the Fund's sub-advisers. The Fund's maximum aggregate management fee will not exceed 1.05% of the Fund's average net assets. For the reporting period, the total annual management fee rate was .60% of the Fund's average net assets.

During the period, the investment adviser waived its management fee as described in the Expense Reductions note.

Sub-Advisers. AllianceBernstein, L.P., Cornerstone Investment Partners, LLC, First Eagle Investment Management, LLC, J.P. Morgan Investment Management, Inc., OppenheimerFunds, Inc., Pyramis Global Advisors, LLC (an affiliate of the investment adviser) and T. Rowe Price Associates, Inc. each served as a sub-adviser for the Fund during the period. Sub-advisers provide discretionary investment advisory services for their allocated portion of the Fund's assets and are paid by the investment adviser and not the Fund for providing these services.

Aristotle Capital Management, LLC, Brandywine Global Investment Management, LLC, ClariVest Asset Management LLC, Loomis Sayles & Company, L.P., LSV Asset Management, Massachusetts Financial Services Company (MFS), Morgan Stanley Investment Management, Inc., Robeco Investment Management, Inc. (d/b/a Boston Partners) and Waddell & Reed Investment Management Co. have been retained to serve as a sub-adviser for the Fund. As of the date of the report, however, these sub-advisers have not been allocated any portion of the Fund's assets. These sub-advisers in the future may provide discretionary investment advisory services for an allocated portion of the Fund's assets and will be paid by the investment adviser for providing these services.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Class N pays Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, a Service Fee based on an annual percentage of Class N's average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Service Fee rate, total service fees and amounts retained by FDC were as follows:

	Service Fee	Total Fees	Retained by FDC
Class N	.25%	$ 288	$ 288

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and

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5. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class F. Each class, except for Class F, does not directly pay transfer agent fees with respect to the portion of its assets invested in Underlying Funds. FIIOC receives no fees for providing transfer agency services to Class F. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each applicable class were as follows:

	Amount	% of Class-Level Average Net Assets
Core Multi-Manager	$ 54,825.10
Class L	111.10
Class N	110.10
	$ 55,046

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The fee is based on the level of average net assets for each month.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $1,759 for the period.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $92 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

Annual Report

Notes to Financial Statements - continued

7. Expense Reductions.

The investment adviser has voluntarily agreed to waive a portion of the Fund's management fee. During the period, this waiver reduced the Fund's management fee by $3,436.

The investment adviser has also contractually agreed to reimburse Core Multi-Manager, Class L and Class N to the extent that annual operating expenses exceed certain levels of average net assets as noted in the table below. This reimbursement will remain in place through July 31, 2016. In addition, the investment adviser has voluntarily agreed to reimburse Class F to the extent that annual operating expenses exceed certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, including commitment fees, are excluded from these reimbursements. The following classes of the Fund were in reimbursement during the period:

	Expense Limitations	Reimbursement

Core Multi-Manager	.97%	$ 93,014
Class F	.87%	3,801
Class L	.97%	187
Class N	1.22%	187

In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's expenses by $3.

8. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended May 31,	2015	2014 A
From net investment income
Core Multi-Manager	$ 484,614	$ 579,841
Class F	16,549	5,901
Class L	976	444
Class N	695	415
Total	$ 502,834	$ 586,601
From net realized gain
Core Multi-Manager	$ 9,798,347	$ 5,399,206
Class F	321,329	46,767
Class L	19,746	3,000
Class N	19,735	3,000
Total	$ 10,159,157	$ 5,451,973

A Distributions for Class L and Class N are for the period November 12, 2013 (commencement of sale of shares) to May 31, 2014.

Annual Report

9. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between funds:

	Shares		Dollars
Years ended May 31,	2015	2014 A	2015	2014 A
Core Multi-Manager
Shares sold	95,933	73,693	$ 1,251,118	$ 963,366
Reinvestment of distributions	796,463	466,074	10,282,961	5,979,047
Shares redeemed	(521,747)	(1,468,517)	(7,398,943)	(20,481,128)
Net increase (decrease)	370,649	(928,750)	$ 4,135,136	$ (13,538,715)
Class F
Shares sold	90,367	90,818	$ 1,178,800	$ 1,223,378
Reinvestment of distributions	26,179	4,013	337,878	52,668
Shares redeemed	(17,383)	(9,936)	(226,619)	(134,458)
Net increase (decrease)	99,163	84,895	$ 1,290,059	$ 1,141,588
Class L
Shares sold	-	7,407	$ -	$ 100,000
Reinvestment of distributions	1,605	255	20,722	3,444
Net increase (decrease)	1,605	7,662	$ 20,722	$ 103,444
Class N
Shares sold	-	7,407	$ -	$ 100,000
Reinvestment of distributions	1,583	253	20,430	3,415
Net increase (decrease)	1,583	7,660	$ 20,430	$ 103,415

A Share transactions for Class L and Class N are for the period November 12, 2013 (commencement of sale of shares) to May 31, 2014.

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, the investment adviser or its affiliates were the owners of record of 94% of the total outstanding shares of the Fund.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Rutland Square Trust II and the Shareholders of Strategic Advisers Core Multi-Manager Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Strategic Advisers Core Multi-Manager Fund (a fund of Fidelity Rutland Square Trust II) at May 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Strategic Advisers Core Multi-Manager Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 2015 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

July 22, 2015

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. If the interests of the fund and an underlying Fidelity fund were to diverge, a conflict of interest could arise and affect how the Trustees and Member of the Advisory Board fulfill their fiduciary duties to the affected funds. Strategic Advisers has structured the fund to avoid these potential conflicts, although there may be situations where a conflict of interest is unavoidable. In such instances, Strategic Advisers, the Trustees, and Member of the Advisory Board would take reasonable steps to minimize and, if possible, eliminate the conflict. Each of the Trustees oversees 18 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. The officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee may also engage professional search firms to help identify potential Independent Trustee candidates with experience, qualifications, attributes, and skills consistent with the Statement of Policy. Additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, may be considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

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Trustees and Officers - continued

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Roger T. Servison is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ralph F. Cox serves as the lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees asset allocation funds. Other boards oversee Fidelity's investment-grade bond, money market, and asset allocation funds and Fidelity's equity and high income funds. The fund may invest in Fidelity funds overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues.

The Trustees primarily operate as a full Board, but also operate in committees, to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board has charged Strategic Advisers and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through Strategic Advisers, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. Board oversight of different aspects of the fund's activities is exercised primarily through the full Board, but also through the Audit and Compliance Committee. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate. The responsibilities of each committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-835-5095 (plan participants) or 1-877-208-0908 (Advisor and Investment Professionals).

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Roger T. Servison (1945)
Year of Election or Appointment: 2006 Trustee Chairman of the Board of Trustees

Mr. Servison also serves as Trustee of other funds. Mr. Servison serves as President of Strategic New Business Development for Fidelity Investments and serves as a Director of Strategic Advisers (investment adviser firm). Previously, Mr. Servison oversaw Fidelity Investments Life Insurance Company (2005-2006) and Strategic Advisers (2005-2007). Mr. Servison also served as President and a Director of Fidelity Brokerage Services (Japan), LLC (1994-2004).

Derek L. Young (1964)
Year of Election or Appointment: 2012 Trustee

Mr. Young also serves as Trustee or an officer of other funds. He is President and a Director of Strategic Advisers, Inc. (investment adviser firm, 2011-present), President of Fidelity Global Asset Allocation (GAA) (2011-present), and Vice Chairman of Pyramis Global Advisors, LLC (investment adviser firm, 2011-present). Previously, Mr. Young served as Chief Investment Officer of GAA (2009-2011) and as a portfolio manager.

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Trustees and Officers - continued

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with Strategic Advisers.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Peter C. Aldrich (1944)
Year of Election or Appointment: 2006 Trustee

Mr. Aldrich also serves as Trustee of other funds. Mr. Aldrich is a Director of the National Bureau of Economic Research and a Director of the funds of BlackRock Realty Group (2006-present). Previously, Mr. Aldrich served as a Trustee for the Fidelity Rutland Square Trust (2005-2010), a Managing Member of Poseidon, LLC (foreign private investment, 1998-2004), and Chairman and Managing Member of AEGIS, LLC (foreign private investment, 1997-2004). Mr. Aldrich also served as Faculty Chairman of The Research Council on Global Investment of The Conference Board (business and professional education non-profit, 1999-2004). Mr. Aldrich is a Member of the Boards of Trustees of the Museum of Fine Arts Boston and Massachusetts Eye and Ear Infirmary and an Overseer of the Longy School of Music.

Amy Butte Liebowitz (1968)
Year of Election or Appointment: 2011 Trustee

Ms. Butte Liebowitz also serves as Trustee of other funds. Ms. Butte Liebowitz was the founder and Chief Executive Officer of TILE Financial (financial internet service, 2008-2012). Previously, Ms. Butte Liebowitz served as the Chief Financial Officer and member of the Board of Directors of MF Global (broker-dealer, 2006-2008), and Chief Financial Officer and Executive Vice President of the New York Stock Exchange (2004-2006). Ms. Butte Liebowitz is a member of the Boards of Directors of Accion International and the New York Women's Forum, as well as an alumna of the World Economic Forum's Young Global Leader program.

Ralph F. Cox (1932)
Year of Election or Appointment: 2006 Trustee

Mr. Cox also serves as Trustee of other funds. Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Mr. Cox is a Director of Abraxas Petroleum (exploration and production). Mr. Cox is a member of the Advisory Boards of the Business and Engineering Schools of Texas A&M University and the Engineering School of University of Texas at Austin. Previously, Mr. Cox served as a Trustee for the Fidelity Rutland Square Trust (2005-2010) and as an Advisory Director of CH2M Hill Companies (engineering, 1981-2011). Mr. Ralph F. Cox and Mr. Howard E. Cox, Jr. are not related.

Mary C. Farrell (1949)
Year of Election or Appointment: 2013 Trustee

Ms. Farrell also serves as Trustee or Member of the Advisory Board of other funds. Ms. Farrell is a Director of the W.R. Berkley Corporation (insurance provider) and President (2009-present) and Director (2006-present) of the Howard Gilman Foundation (charitable organization). Previously, Ms. Farrell was Managing Director and Chief Investment Strategist at UBS Wealth Management USA and Co-Head of UBS Wealth Management Investment Strategy & Research Group (2003-2005). Ms. Farrell also served as Investment Strategist at PaineWebber (1982-2000) and UBS PaineWebber (2000-2002). Ms. Farrell also serves as Trustee on the Board of Overseers of the New York University Stern School of Business, and as Chairman of the Board of Trustees of Yale-New Haven Hospital.

Karen Kaplan (1960)
Year of Election or Appointment: 2006 Trustee

Ms. Kaplan also serves as Trustee of other funds. Ms. Kaplan is Chief Executive Officer (2013-present) and President (2007-present) of Hill Holliday (advertising and specialized marketing). Ms. Kaplan is a Director of Vera Bradley (2012-present), Member of the Board of Governors of the Chief Executives' Club of Boston (2010-present), Chairman (2012-2014) and Member (2006-present) of the Executive Committee of the Greater Boston Chamber of Commerce, Member of the Board of Directors of Jobs for Massachusetts (2012-present), Member of the National Association of Corporate Directors Chapter (2012-present), and Member of the Board of Directors of the Post Office Square Trust (2012-present). She is also a member of the Clinton Global Initiative, an action oriented community of the most effective CEOs, heads of state, Nobel Prize winners, and non-governmental leaders in the world. Previously, Ms. Kaplan served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010), Director of DSM (dba Dental and DentaQuest) (2004-2014), Member of the Board of Directors of the Massachusetts Conference for Women (2008-2014), President of the Massachusetts Women's Forum (2008-2010), Treasurer of the Massachusetts Women's Forum (2002-2006), Vice Chair of the Board of the Massachusetts Society for the Prevention of Cruelty to Children (2003-2010), Director of United Way of Massachusetts Bay (2004-2006), Director of ADVO (direct mail marketing, 2003-2007), and Director of Tweeter Home Entertainment Group (2006-2007).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Advisory Board Member and Officers:

Correspondence intended for each officer and Howard E. Cox, Jr. may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation
Howard E. Cox, Jr. (1944)
Year of Election or Appointment: 2009 Member of the Advisory Board

Mr. Cox also serves as Member of the Advisory Board of other funds. Mr. Cox is a Member of the Advisory Board of Devonshire Investors (2009-present). Mr. Cox serves as an Advisory Partner of Greylock (venture capital) and a Director of Stryker Corporation (medical products and services). Previously, Mr. Cox served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010) and a Member of the Secretary of Defense's Business Board of Directors (2008-2010). Mr. Howard E. Cox, Jr. and Mr. Ralph F. Cox are not related.

Elizabeth Paige Baumann (1968)
Year of Election or Appointment: 2012 Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (diversified financial services company, 2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Brian Blackburn (1975)
Year of Election or Appointment: 2014 Assistant Secretary
Mr. Blackburn also serves as an officer of other funds. Mr. Blackburn serves as Vice President & Associate General Counsel (2013-present) and is an employee of Fidelity Investments (2007-present).
Jonathan Davis (1968)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)
Year of Election or Appointment: 2011 Vice President and Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)
Year of Election or Appointment: 2012 Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John Hitt (1967)
Year of Election or Appointment: 2014 Secretary and Chief Legal Officer

Mr. Hitt also serves as an officer of other funds. Mr. Hitt serves as Senior Vice President and Deputy General Counsel in Fidelity's Asset Management Group (2010-present) and is an employee of Fidelity Investments.

Kenneth B. Robins (1969)
Year of Election or Appointment: 2010 President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Nicholas E. Steck (1964)
Year of Election or Appointment: 2009 Chief Financial Officer

Mr. Steck also serves as Chief Financial Officer of other funds. Mr. Steck serves as Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2008-present) and is an employee of Fidelity Investments. During the period 2002 to 2009, Mr. Steck served as a Compliance Officer of FMR (investment adviser firm), Fidelity Investments Money Management, Inc. (investment adviser firm), FMR LLC (diversified financial management company), Fidelity Research & Analysis (U.K.) Inc. (investment adviser firm), Fidelity Management & Research (Hong Kong) Limited (investment adviser firm), and Fidelity Management & Research (Japan) Inc. (investment adviser firm).

Bruce Treff (1966)
Year of Election or Appointment: 2013 Chief Compliance Officer

Mr. Treff also serves as Compliance Officer of other funds. Mr. Treff serves as Senior Vice President of Asset Management Compliance (2013-present). Prior to joining Fidelity Investments, Mr. Treff served as Managing Director of Citibank, N.A. (2005-2013).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Strategic Advisers Core Multi-Manager Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Class L	07/13/15	07/10/15	$0.044	$0.736
Class N	07/13/15	07/10/15	$0.031	$0.736

The fund hereby designates as a capital gain dividend with respect to the taxable year ended May 31, 2015, $5,800,945, or, if subsequently determined to be different, the net capital gain of such year.

Class L designates 24% and 60%; and Class N designates 24% and 67%; of the dividends distributed in July and December, respectively during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Class L designates 26% and 66%; and Class N designates 27% and 74%; of the dividends distributed in July and December, respectively during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2016 of amounts for use in preparing 2015 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Strategic Advisers Core Multi-Manager Fund

On December 2, 2014, the Board of Trustees, including the Independent Trustees (together, the Board) voted at an in-person meeting to approve an investment advisory agreement (the Sub-Advisory Agreement) with Loomis Sayles & Company, L.P. (New Sub-Adviser) for the fund.

The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, considered a broad range of information it believed relevant to the approval of the Sub-Advisory Agreement.

In considering whether to approve the Sub-Advisory Agreement, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the approval of the Sub-Advisory Agreement is in the best interests of the fund and its shareholders and that the approval of such agreement does not involve a conflict of interest from which Strategic Advisers, Inc. (Strategic Advisers) or its affiliates derive an inappropriate advantage. Also, the Board found that the advisory fees to be charged under the Sub-Advisory Agreement bear a reasonable relationship to the services to be rendered and will be based upon services provided that will be in addition to, rather than duplicative of services provided under the advisory contract of any underlying fund in which the fund may invest. The Board's decision to approve the Sub-Advisory Agreement was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board.

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the New Sub-Adviser, including the backgrounds of its investment personnel, and also took into consideration the fund's investment objective, strategies and related investment philosophy and current sub-adviser line-up. The Board also considered the structure of the New Sub-Adviser's portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the general qualifications and capabilities of the New Sub-Adviser's investment staff, its use of technology, and the New Sub-Adviser's approach to managing and compensating investment personnel. The Board noted that the New Sub-Adviser's analysts have extensive resources, tools and capabilities which allow them to conduct sophisticated fundamental and/or quantitative analysis. Additionally, in their deliberations, the Board considered the New Sub-Adviser's trading capabilities and resources which are integral parts of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory services to be performed by the New Sub-Adviser under the Sub-Advisory Agreement and (ii) the resources to be devoted to the fund's compliance policies and procedures.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Investment Performance. The Board also considered the historical investment performance of the New Sub-Adviser and the portfolio managers in managing accounts under a similar investment mandate.

Based on its review, the Board concluded that the nature, extent, and quality of services that will be provided to the fund under the Sub-Advisory Agreement should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Fund Expenses. In reviewing the Sub-Advisory Agreement, the Board considered the amount and nature of fees to be paid by the fund to the fund's investment adviser, Strategic Advisers, the amount and nature of fees to be paid by Strategic Advisers to the New Sub-Adviser and the projected change in the fund's total operating expenses as a result of hiring the New Sub-Adviser. The Board noted that the fund's maximum aggregate annual management fee rate may not exceed 1.05% of the fund's average daily net assets and that the Sub-Advisory Agreement will not result in a change to the maximum aggregate annual management fee payable by the fund or Strategic Advisers' portion of the management fee. The Board considered that Strategic Advisers has contractually agreed to reimburse the retail class, Class L and Class N of the fund to the extent that total operating expenses of each class (excluding interest, certain taxes, certain securities lending costs, brokerage commissions, extraordinary expenses, and acquired fund fees and expenses, if any) as a percentage of net assets exceed 0.97%, 0.97% and 1.22%, respectively, through July 31, 2015. In addition, the Board noted that Strategic Advisers has voluntarily agreed to reimburse Class F of the fund to the extent that total operating expenses of the class (excluding interest, certain taxes, certain securities lending costs, brokerage commissions, extraordinary expenses, and acquired fund fees and expenses, if any) exceed 0.87% of the class' average net assets and that such arrangement may be terminated by Strategic Advisers at any time.

Based on its review, the Board concluded that the fund's management fee structure and any changes to projected total expenses bear a reasonable relationship to the services that the fund and its shareholders will receive and the other factors considered.

Because the Sub-Advisory Agreement was negotiated at arm's length and will have no impact on the maximum management fees payable by the fund, the Board did not consider the costs of services and profitability to be significant factors in its decision to approve the Sub-Advisory Agreement.

Potential Fall-Out Benefits. The Board considered that it reviews information regarding the potential of direct and indirect benefits to Strategic Advisers and its affiliates from their relationships with the fund, including non-advisory fee compensation paid to affiliates of Strategic Advisers, if any, during its annual renewal of the fund's advisory agreement with Strategic Advisers. With respect to the New Sub-Adviser, the Board considered management's representation that it does not anticipate that the hiring of the New Sub-Adviser will have a material impact on the potential for fall-out benefits to Strategic Advisers or its affiliates.

Annual Report

Possible Economies of Scale. The Board considered that it reviews whether there have been economies of scale in connection with the management of the fund during its annual renewal of the fund's advisory agreement with Strategic Advisers and the fund's sub-advisory agreements. The Board noted that the Sub-Advisory Agreement provides for breakpoints as the fund's assets grow and noted that any potential decline in sub-advisory fees will accrue directly to shareholders.

Conclusion. Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the Sub-Advisory Agreement's fee structure bears a reasonable relationship to the services to be rendered and that the Sub-Advisory Agreement should be approved because the agreement is in the best interests of the fund and its shareholders. The Board also concluded that the sub-advisory fees to be charged thereunder will be based on services provided that will be in addition to, rather than duplicative of services provided under the advisory contract of any underlying fund in which the fund may invest. In addition, the Board concluded that the approval of the Sub-Advisory Agreement does not involve a conflict of interest from which Strategic Advisers or its affiliates derive an inappropriate advantage.

Board Approval of Investment Advisory Contract and Management Fees

Strategic Advisers Core Multi-Manager Fund

On March 5, 2015, the Board of Trustees, including the Independent Trustees (together, the Board) voted at an in-person meeting to approve an investment advisory agreement (the Sub-Advisory Agreement) with J.P. Morgan Investment Management Inc. (New Sub-Adviser) for the fund.

The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, considered a broad range of information it believed relevant to the approval of the Sub-Advisory Agreement.

In considering whether to approve the Sub-Advisory Agreement, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the approval of the Sub-Advisory Agreement is in the best interests of the fund and its shareholders and that the approval of such agreement does not involve a conflict of interest from which Strategic Advisers, Inc. (Strategic Advisers) or its affiliates derive an inappropriate advantage. Also, the Board found that the advisory fees to be charged under the Sub-Advisory Agreement bear a reasonable relationship to the services to be rendered and will be based upon services provided that will be in addition to, rather than duplicative of services provided under the advisory contract of any underlying fund in which the fund may invest. The Board's decision to approve the Sub-Advisory Agreement was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the New Sub-Adviser, including the backgrounds of its investment personnel, and also took into consideration the fund's investment objective, strategies and related investment philosophy and current sub-adviser line-up. The Board also considered the structure of the New Sub-Adviser's portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the general qualifications and capabilities of the New Sub-Adviser's investment staff, its use of technology, and the New Sub-Adviser's approach to managing and compensating investment personnel. The Board noted that the New Sub-Adviser's analysts have extensive resources, tools and capabilities which allow them to conduct sophisticated fundamental and/or quantitative analysis. Additionally, in their deliberations, the Board considered the New Sub-Adviser's trading capabilities and resources which are integral parts of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory services to be performed by the New Sub-Adviser under the Sub-Advisory Agreement and (ii) the resources to be devoted to the fund's compliance policies and procedures.

Investment Performance. The Board also considered the historical investment performance of the New Sub-Adviser and the portfolio managers in managing accounts under a similar investment mandate.

Based on its review, the Board concluded that the nature, extent, and quality of services that will be provided to the fund under the Sub-Advisory Agreement should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Fund Expenses. In reviewing the Sub-Advisory Agreement, the Board considered the amount and nature of fees to be paid by the fund to the fund's investment adviser, Strategic Advisers, the amount and nature of fees to be paid by Strategic Advisers to the New Sub-Adviser and the projected change in the fund's total operating expenses as a result of hiring the New Sub-Adviser. The Board noted that the fund's maximum aggregate annual management fee rate may not exceed 1.05% of the fund's average daily net assets and that the Sub-Advisory Agreement will not result in a change to the maximum aggregate annual management fee payable by the fund or Strategic Advisers' portion of the management fee. The Board considered that Strategic Advisers has contractually agreed to reimburse the retail class, Class L and Class N of the fund to the extent that total operating expenses of the class (excluding interest, certain taxes, certain securities lending costs, brokerage commissions, extraordinary expenses, and acquired fund fees and expenses, if any) as a percentage of net assets exceed 0.97%, 0.97% and 1.22%, respectively, through July 31, 2015. In addition, the Board noted that Strategic Advisers has voluntarily agreed to reimburse Class F of the fund to the extent that total operating expenses of the class (excluding interest, certain taxes, certain securities lending costs, brokerage commissions, extraordinary expenses, and acquired fund fees and expenses, if any) exceed 0.87% of the class' average net assets and that such arrangement may be terminated by Strategic Advisers at any time.

Annual Report

Based on its review, the Board concluded that the fund's management fee structure and any changes to projected total expenses bear a reasonable relationship to the services that the fund and its shareholders will receive and the other factors considered.

Because the Sub-Advisory Agreement was negotiated at arm's length and will have no impact on the maximum management fees payable by the fund, the Board did not consider the costs of services and profitability to be significant factors in its decision to approve the Sub-Advisory Agreement.

Potential Fall-Out Benefits. The Board considered that it reviews information regarding the potential of direct and indirect benefits to Strategic Advisers and its affiliates from their relationships with the fund, including non-advisory fee compensation paid to affiliates of Strategic Advisers, if any, during its annual renewal of the fund's advisory agreement with Strategic Advisers. With respect to the New Sub-Adviser, the Board considered management's representation that it does not anticipate that the hiring of the New Sub-Adviser will have a material impact on the potential for fall-out benefits to Strategic Advisers or its affiliates.

Possible Economies of Scale. The Board considered that it reviews whether there have been economies of scale in connection with the management of the fund during its annual renewal of the fund's advisory agreement with Strategic Advisers and the fund's sub-advisory agreements. The Board noted that the Sub-Advisory Agreement provides for breakpoints as the fund's assets grow and noted that any potential decline in sub-advisory fees will accrue directly to shareholders.

Conclusion. Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the Sub-Advisory Agreement's fee structure bears a reasonable relationship to the services to be rendered and that the Sub-Advisory Agreement should be approved because the agreement is in the best interests of the fund and its shareholders. The Board also concluded that the sub-advisory fees to be charged thereunder will be based on services provided that will be in addition to, rather than duplicative of services provided under the advisory contract of any underlying fund in which the fund may invest. In addition, the Board concluded that the approval of the Sub-Advisory Agreement does not involve a conflict of interest from which Strategic Advisers or its affiliates derive an inappropriate advantage.

Annual Report

Investment Adviser

Strategic Advisers, Inc.
Boston, MA

Investment Sub-Advisers

AllianceBernstein L.P.

Aristotle Capital Management, LLC

Brandywine Global Investment
Management, LLC

ClariVest Asset Management LLC

Cornerstone Investment Partners, LLC

First Eagle Investment Management, LLC

JP Morgan Investment Management Inc.

Loomis, Sayles & Company, L.P.

LSV Asset Management

Massachusetts Financial Services
Company

Morgan Stanley Investment
Management, Inc.

OppenheimerFunds, Inc.

Pyramis Global Advisors, LLC

Robeco Investment Management, Inc.
doing business as Boston Partners

T. Rowe Price Associates, Inc.

Waddell & Reed Investment
Management Company

General Distributor

Fidelity Distributors Corporation
Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

The Bank of New York Mellon

New York, NY

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
245 Summer St., Boston, MA 02210
www.fidelity.com

MMC-L-MMC-N-ANN-0715
1.9585620.101

Strategic Advisers®
Growth Fund

Offered exclusively to certain clients of Strategic Advisers, Inc. - not available for sale to the general public

Annual Report

May 31, 2015

(Fidelity Cover Art)

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-544-3455 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2015 FMR LLC. All rights reserved.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended May 31, 2015	Past 1 year	Life of fundA
Strategic Advisers® Growth Fund	13.99%	16.12%

A From June 2, 2010

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Strategic Advisers® Growth Fund on June 2, 2010, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the Russell 1000® Growth Index performed over the same period.
Annual Report

Management's Discussion of Fund Performance

Market Recap: The U.S. equity market hit fresh new highs in extending its bull run during the 12 months ending May 31, 2015, as stocks continued to hold appeal over bonds amid a supportive cyclical backdrop and low, but rising market interest rates. The S&P 500® Index returned 11.81%, continuing its climb despite pockets of higher volatility along the way. Growth stocks broadly outperformed value-oriented names on prospects for accelerated U.S. economic growth. Accordingly, the tech-stock-heavy and growth-oriented Nasdaq Composite Index® rose 20.89%. The Russell 2000® Index advanced 11.32%, as small-caps rallied in the latter half of the period, partly due to their lower exposure to global-growth headwinds and the stronger dollar. Sector performance was broadly positive but varied greatly, as the effects on profitability from lower oil prices and a stronger greenback helped disperse returns across and within sectors. Within the broad S&P 500®, health care (+27%) led the way, lifted by strong product innovation and merger-and-acquisition activity. Information technology (+19%) and consumer discretionary (+18%) also had a strong year. On the other end of the spectrum, energy (-15%) was the sole sector to lose ground, reflecting a sharp drop in crude oil prices beginning in mid-2014, due to weaker global demand and a U.S. supply boom.

Comments from Lead Portfolio Manager John Stone and Co-Portfolio Manager Vincent Zelenko: For the year, the Fund lagged the Russell 1000® Growth Index. (For specific results, please see the Performance section of this report.) The Fund's relative underperformance was primarily due to the investment styles of two underlying managers being out of favor, along with adverse stock selection by these managers as well as two others. Sub-adviser Pyramis Global Advisors was the biggest relative detractor because the valuation emphasis inherent in its GARP ("growth at a reasonable price") strategy was out of step with market leadership. ASTON/Montag & Caldwell Growth Fund was hurt by its quality focus, as investment styles emphasizing company quality were not in favor during the period. BBH Core Select Fund detracted due to weak security selection in energy, not holding strong-performing index heavyweight Apple, and having a sizable cash allocation. On the plus side, aggressive-growth-oriented Fidelity® Growth Company Fund was the top relative contributor, led by strong selections in biotechnology. Sub-adviser ClariVest Asset Management's momentum bias benefited from a rising market, and yielded solid choices in consumer staples. During the period, we hired Loomis, Sayles & Company as a sub-advisor and sold ASTON/Montag & Caldwell Growth Fund.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (December 1, 2014 to May 31, 2015).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition to the direct expenses incurred by the Fund presented in the table, as a shareholder of the underlying mutual funds and exchange-traded funds (ETFs) (the Underlying Funds), the Fund also indirectly bears its proportionate share of the expenses of the Underlying Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition to the direct expenses incurred by the Fund presented in the table, as a shareholder of the Underlying Funds, the Fund also indirectly bears its proportionate share of the expenses of the Underlying Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Annual Report

Shareholder Expense Example - continued

	Annualized Expense Ratio B	Beginning Account Value December 1, 2014	Ending Account Value May 31, 2015	Expenses Paid During Period* December 1, 2014 to May 31, 2015
Actual	.32%	$ 1,000.00	$ 1,046.80	$ 1.63
Hypothetical A		$ 1,000.00	$ 1,023.34	$ 1.61

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

* Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). The fees and expenses of the Underlying Funds in which the Fund invests are not included in the Fund's annualized expense ratio.

Annual Report

Investment Changes (Unaudited)

The information in the following tables is based on the direct investments of the Fund.
Top Ten Holdings as of May 31, 2015
(excluding cash equivalents)	% of fund's net assets	% of fund's net assets 6 months ago
Fidelity Growth Company Fund	8.7	8.1
Apple, Inc.	4.8	4.7
Wells Fargo Advantage Premier Large Co. Growth Fund (Administrator Class)	3.4	3.8
Columbia Select Large Cap Growth Fund Class R5	3.2	3.1
BBH Core Select Fund Class N	2.6	2.6
Gilead Sciences, Inc.	2.2	2.2
Home Depot, Inc.	1.7	1.5
Visa, Inc. Class A	1.5	1.1
Facebook, Inc. Class A	1.4	1.2
Google, Inc. Class A	1.4	1.4
	30.9
Top Five Market Sectors as of May 31, 2015
(stocks only)	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	25.2	22.8
Consumer Discretionary	15.2	14.0
Health Care	14.7	13.0
Consumer Staples	6.8	6.6
Industrials	6.2	8.3
Asset Allocation (% of fund's net assets)
As of May 31, 2015	As of November 30, 2014
Stocks 77.1%	Stocks 73.9%
Large Blend Funds 2.6%	Large Blend Funds 2.6%
Large Growth Funds 16.2%	Large Growth Funds 20.4%
Short-Term Investments and Net Other Assets (Liabilities) 4.1%	Short-Term Investments and Net Other Assets (Liabilities) 3.1%

Asset allocations of equity funds in the pie charts reflect the categorizations of assets as defined by Morningstar as of the reporting dates indicated above.

Annual Report

Investments May 31, 2015

Showing Percentage of Net Assets

Common Stocks - 77.0%
	Shares	Value
CONSUMER DISCRETIONARY - 15.1%
Auto Components - 0.4%
Lear Corp.	409,017	$ 47,454,152
Automobiles - 0.3%
General Motors Co.	475,330	17,097,620
Tesla Motors, Inc. (a)	105,318	26,413,754
		43,511,374
Hotels, Restaurants & Leisure - 2.5%
Brinker International, Inc.	289,354	15,966,554
Carnival Corp. unit	268,040	12,418,293
Chipotle Mexican Grill, Inc. (a)	4,226	2,601,188
Darden Restaurants, Inc.	233,800	15,323,252
Dunkin' Brands Group, Inc.	297,587	15,879,242
Hilton Worldwide Holdings, Inc. (a)	2,162,400	62,623,104
Las Vegas Sands Corp.	241,600	12,280,528
Marriott International, Inc. Class A	166,600	12,993,134
McDonald's Corp.	345,930	33,185,065
Panera Bread Co. Class A (a)	77,076	14,027,832
Royal Caribbean Cruises Ltd.	346,428	26,321,599
Starbucks Corp.	680,100	35,337,996
Wyndham Worldwide Corp.	273,600	23,231,376
Yum! Brands, Inc.	512,722	46,201,379
		328,390,542
Household Durables - 0.7%
Harman International Industries, Inc.	357,000	43,025,640
Mohawk Industries, Inc. (a)	72,322	13,498,178
PulteGroup, Inc.	653,842	12,540,690
Whirlpool Corp.	94,000	17,319,500
		86,384,008
Internet & Catalog Retail - 1.7%
Amazon.com, Inc. (a)	337,766	144,979,300
Expedia, Inc.	151,230	16,220,930
Groupon, Inc. Class A (a)	477,615	3,047,184
Priceline Group, Inc. (a)	38,126	44,685,197
TripAdvisor, Inc. (a)	39,499	3,012,194
Vipshop Holdings Ltd. ADR (a)	244,685	6,109,784
Zalando SE (a)	126,177	4,074,258
zulily, Inc. Class A (a)	213,820	2,827,770
		224,956,617
Leisure Products - 0.1%
Polaris Industries, Inc.	128,600	18,396,230
Common Stocks - continued
	Shares	Value
CONSUMER DISCRETIONARY - continued
Media - 3.1%
CBS Corp. Class B	329,800	$ 20,355,256
Charter Communications, Inc. Class A (a)	131,655	23,568,878
Comcast Corp. Class A	2,232,223	130,495,757
DIRECTV (a)	164,000	14,930,560
Legend Pictures LLC (a)(e)(f)	2,783	6,972,083
Legend Pictures LLC rights (a)	26	0
Omnicom Group, Inc.	392,410	29,246,317
The Walt Disney Co.	724,900	80,007,213
Time Warner Cable, Inc.	176,809	31,982,980
Time Warner, Inc.	226,500	19,134,720
Viacom, Inc. Class B (non-vtg.)	661,530	44,243,126
		400,936,890
Multiline Retail - 0.4%
Kohl's Corp.	499,572	32,716,970
Macy's, Inc.	340,100	22,769,695
		55,486,665
Specialty Retail - 4.8%
American Eagle Outfitters, Inc.	1,314,015	21,510,426
AutoZone, Inc. (a)	138,132	93,048,478
Bed Bath & Beyond, Inc. (a)	235,937	16,827,027
Best Buy Co., Inc.	592,631	20,564,296
Foot Locker, Inc.	333,800	21,096,160
Home Depot, Inc.	2,043,280	227,662,258
L Brands, Inc.	319,050	27,604,206
Lowe's Companies, Inc.	717,305	50,197,004
O'Reilly Automotive, Inc. (a)	175,950	38,626,304
Ross Stores, Inc.	140,603	13,592,092
TJX Companies, Inc.	815,400	52,495,452
Ulta Salon, Cosmetics & Fragrance, Inc. (a)	287,300	43,847,726
		627,071,429
Textiles, Apparel & Luxury Goods - 1.1%
Hanesbrands, Inc.	880,700	28,059,102
lululemon athletica, Inc. (a)	125,915	7,528,458
Michael Kors Holdings Ltd. (a)	194,849	9,060,479
Common Stocks - continued
	Shares	Value
CONSUMER DISCRETIONARY - continued
Textiles, Apparel & Luxury Goods - continued
NIKE, Inc. Class B	798,404	$ 81,173,735
Under Armour, Inc. Class A (sub. vtg.) (a)	261,191	20,479,986
		146,301,760
TOTAL CONSUMER DISCRETIONARY		1,978,889,667
CONSUMER STAPLES - 6.8%
Beverages - 2.1%
Anheuser-Busch InBev SA NV ADR	460,550	55,523,908
Molson Coors Brewing Co. Class B	310,000	22,747,800
Monster Beverage Corp. (a)	257,547	32,780,582
PepsiCo, Inc.	1,236,416	119,227,595
SABMiller PLC sponsored ADR	301,395	16,206,009
The Coca-Cola Co.	835,718	34,231,009
		280,716,903
Food & Staples Retailing - 1.6%
CVS Health Corp.	1,170,285	119,813,778
Kroger Co.	887,753	64,628,418
Rite Aid Corp. (a)	2,784,300	24,279,096
		208,721,292
Food Products - 1.8%
Archer Daniels Midland Co.	881,909	46,608,891
Danone SA sponsored ADR	1,641,887	22,592,365
General Mills, Inc.	475,008	26,671,699
Kellogg Co.	431,190	27,065,796
Keurig Green Mountain, Inc.	135,724	11,704,838
Mead Johnson Nutrition Co. Class A	206,778	20,119,499
Mondelez International, Inc.	1,217,998	50,656,537
Tyson Foods, Inc. Class A	653,504	27,741,245
		233,160,870
Household Products - 0.3%
Colgate-Palmolive Co.	337,892	22,567,807
Procter & Gamble Co.	230,628	18,078,929
		40,646,736
Personal Products - 0.1%
Estee Lauder Companies, Inc. Class A	142,300	12,441,289
Tobacco - 0.9%
Altria Group, Inc.	258,840	13,252,608
Common Stocks - continued
	Shares	Value
CONSUMER STAPLES - continued
Tobacco - continued
Lorillard, Inc.	148,191	$ 10,740,884
Philip Morris International, Inc.	1,132,807	94,102,277
		118,095,769
TOTAL CONSUMER STAPLES		893,782,859
ENERGY - 2.0%
Energy Equipment & Services - 0.5%
Cameron International Corp. (a)	285,476	14,653,483
Halliburton Co.	473,990	21,519,146
Schlumberger Ltd.	402,366	36,522,762
		72,695,391
Oil, Gas & Consumable Fuels - 1.5%
Apache Corp.	440,170	26,339,773
Cabot Oil & Gas Corp.	595,005	20,206,370
EOG Resources, Inc.	534,587	47,412,521
Marathon Petroleum Corp.	431,932	44,687,685
Occidental Petroleum Corp.	290,820	22,739,216
Tesoro Corp.	208,300	18,434,550
Valero Energy Corp.	196,500	11,640,660
		191,460,775
TOTAL ENERGY		264,156,166
FINANCIALS - 3.5%
Banks - 0.5%
JPMorgan Chase & Co.	1,003,690	66,022,728
Capital Markets - 0.4%
Goldman Sachs Group, Inc.	129,000	26,598,510
Greenhill & Co., Inc.	76,755	2,988,840
SEI Investments Co.	440,223	21,060,268
		50,647,618
Consumer Finance - 1.0%
American Express Co.	97,903	7,804,827
Capital One Financial Corp.	958,350	80,079,726
Discover Financial Services	701,914	40,900,529
		128,785,082
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Diversified Financial Services - 0.2%
McGraw Hill Financial, Inc.	175,982	$ 18,258,133
MSCI, Inc. Class A	297,189	18,440,577
		36,698,710
Insurance - 0.8%
Allstate Corp.	316,900	21,333,708
Everest Re Group Ltd.	106,090	19,256,396
FNF Group	436,453	16,567,756
MetLife, Inc.	185,868	9,713,462
Prudential Financial, Inc.	281,091	23,783,110
XL Group PLC Class A	381,100	14,359,848
		105,014,280
Real Estate Investment Trusts - 0.6%
American Tower Corp.	604,533	56,094,617
Iron Mountain, Inc.	564,234	20,577,614
		76,672,231
TOTAL FINANCIALS		463,840,649
HEALTH CARE - 14.7%
Biotechnology - 5.9%
Alexion Pharmaceuticals, Inc. (a)	306,927	50,286,920
Alnylam Pharmaceuticals, Inc. (a)	32,549	4,266,848
Amgen, Inc.	541,975	84,689,014
Biogen, Inc. (a)	367,385	145,848,171
BioMarin Pharmaceutical, Inc. (a)	301,790	37,895,770
Celgene Corp. (a)	1,160,147	132,767,223
Gilead Sciences, Inc.	2,549,410	286,222,261
Intercept Pharmaceuticals, Inc. (a)	4,005	1,022,056
Ironwood Pharmaceuticals, Inc. Class A (a)	279,638	3,945,692
Seattle Genetics, Inc. (a)	41,044	1,768,586
Vertex Pharmaceuticals, Inc. (a)	206,500	26,491,885
		775,204,426
Health Care Equipment & Supplies - 0.9%
Edwards Lifesciences Corp. (a)	95,962	12,544,153
Intuitive Surgical, Inc. (a)	49,658	24,220,690
Medtronic PLC	541,090	41,295,989
St. Jude Medical, Inc.	159,100	11,733,625
Common Stocks - continued
	Shares	Value
HEALTH CARE - continued
Health Care Equipment & Supplies - continued
Varian Medical Systems, Inc. (a)	186,958	$ 16,190,563
Zimmer Holdings, Inc.	92,705	10,576,713
		116,561,733
Health Care Providers & Services - 2.9%
Aetna, Inc.	246,900	29,126,793
Cardinal Health, Inc.	238,600	21,037,362
Centene Corp. (a)	278,904	21,012,627
Cigna Corp.	187,800	26,447,874
Express Scripts Holding Co. (a)	526,933	45,916,942
HCA Holdings, Inc. (a)	1,050,109	85,930,419
Laboratory Corp. of America Holdings (a)	173,800	20,499,710
McKesson Corp.	334,560	79,367,669
UnitedHealth Group, Inc.	389,300	46,797,753
		376,137,149
Health Care Technology - 0.1%
athenahealth, Inc. (a)	140,191	16,346,271
Life Sciences Tools & Services - 1.2%
Agilent Technologies, Inc.	611,280	25,178,623
Illumina, Inc. (a)	239,407	49,336,995
Thermo Fisher Scientific, Inc.	615,791	79,824,987
		154,340,605
Pharmaceuticals - 3.7%
AbbVie, Inc.	554,600	36,930,814
Actavis PLC (a)	429,433	131,754,339
Bristol-Myers Squibb Co.	1,440,742	93,071,933
Endo Health Solutions, Inc. (a)	220,662	18,482,649
Merck & Co., Inc.	1,335,115	81,295,152
Novartis AG sponsored ADR	189,257	19,442,372
Novo Nordisk A/S Series B sponsored ADR	393,683	22,235,216
Pfizer, Inc.	587,062	20,400,405
Shire PLC sponsored ADR	184,000	47,867,600
Zoetis, Inc. Class A	401,480	19,981,660
		491,462,140
TOTAL HEALTH CARE		1,930,052,324
Common Stocks - continued
	Shares	Value
INDUSTRIALS - 6.2%
Aerospace & Defense - 2.4%
General Dynamics Corp.	267,392	$ 37,477,663
Honeywell International, Inc.	378,760	39,466,792
L-3 Communications Holdings, Inc.	125,500	14,785,155
Northrop Grumman Corp.	223,700	35,608,566
Precision Castparts Corp.	69,766	14,764,579
Textron, Inc.	472,952	21,386,889
The Boeing Co.	420,200	59,046,504
TransDigm Group, Inc.	28,331	6,403,939
United Technologies Corp.	725,995	85,064,834
		314,004,921
Air Freight & Logistics - 1.0%
Expeditors International of Washington, Inc.	413,080	18,935,587
FedEx Corp.	267,939	46,412,394
United Parcel Service, Inc. Class B	601,694	59,700,079
XPO Logistics, Inc. (a)	64,440	3,167,870
		128,215,930
Airlines - 0.7%
Copa Holdings SA Class A	282,350	24,081,632
Delta Air Lines, Inc.	1,066,870	45,790,060
United Continental Holdings, Inc. (a)	263,401	14,379,061
		84,250,753
Commercial Services & Supplies - 0.1%
Stericycle, Inc. (a)	46,187	6,341,475
Electrical Equipment - 0.0%
SolarCity Corp. (a)	55,450	3,333,654
Industrial Conglomerates - 0.3%
Danaher Corp.	224,899	19,413,282
Roper Industries, Inc.	132,308	23,148,608
		42,561,890
Machinery - 0.4%
Caterpillar, Inc.	222,760	19,005,883
Colfax Corp. (a)	124,599	6,278,544
Cummins, Inc.	109,265	14,810,871
Trinity Industries, Inc.	425,100	12,748,749
		52,844,047
Common Stocks - continued
	Shares	Value
INDUSTRIALS - continued
Professional Services - 0.2%
IHS, Inc. Class A (a)	107,552	$ 13,271,917
Verisk Analytics, Inc. (a)	212,744	15,440,960
		28,712,877
Road & Rail - 1.1%
Canadian Pacific Railway Ltd.	334,650	55,143,517
Kansas City Southern	133,900	12,117,950
Union Pacific Corp.	816,767	82,419,958
		149,681,425
TOTAL INDUSTRIALS		809,946,972
INFORMATION TECHNOLOGY - 25.2%
Communications Equipment - 1.4%
Cisco Systems, Inc.	1,775,535	52,040,931
Juniper Networks, Inc.	364,300	10,127,540
Palo Alto Networks, Inc. (a)	39,597	6,711,296
QUALCOMM, Inc.	1,677,897	116,915,863
		185,795,630
Electronic Equipment & Components - 0.2%
Corning, Inc.	949,600	19,865,632
Keysight Technologies, Inc. (a)	298,225	9,799,674
		29,665,306
Internet Software & Services - 6.0%
Alibaba Group Holding Ltd. sponsored ADR	215,077	19,210,678
Autohome, Inc. ADR Class A (a)	134,932	6,151,550
Dropbox, Inc. (a)(f)	314,762	5,162,097
eBay, Inc. (a)	738,457	45,311,722
Facebook, Inc. Class A (a)	2,366,120	187,373,043
Google, Inc.:
Class A (a)	343,059	187,076,934
Class C	328,221	174,649,676
IAC/InterActiveCorp	136,700	10,262,069
LendingClub Corp.	102,219	1,963,627
LinkedIn Corp. Class A (a)	374,757	73,051,382
MercadoLibre, Inc.	46,717	6,780,038
Pandora Media, Inc. (a)	286,130	5,342,047
SurveyMonkey (f)	163,411	2,725,695
Twitter, Inc. (a)	1,015,950	37,254,887
Yelp, Inc. (a)	70,626	3,383,692
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - continued
Internet Software & Services - continued
Youku Tudou, Inc. ADR (a)	278,927	$ 7,522,661
Zillow Group, Inc. (a)	146,231	13,364,051
		786,585,849
IT Services - 5.6%
Accenture PLC Class A	262,275	25,188,891
Alliance Data Systems Corp. (a)	282,850	84,297,786
Amdocs Ltd.	341,678	18,741,038
Automatic Data Processing, Inc.	68,764	5,880,010
Cognizant Technology Solutions Corp. Class A (a)	1,343,929	86,979,085
Fidelity National Information Services, Inc.	746,910	46,831,257
Fiserv, Inc. (a)	341,500	27,371,225
FleetCor Technologies, Inc. (a)	479,962	73,021,419
Gartner, Inc. Class A (a)	166,027	14,524,042
IBM Corp.	142,819	24,229,243
MasterCard, Inc. Class A	1,422,450	131,235,237
Visa, Inc. Class A	2,940,285	201,938,774
		740,238,007
Semiconductors & Semiconductor Equipment - 2.6%
Altera Corp.	38,812	1,895,966
Analog Devices, Inc.	719,315	48,884,647
Applied Materials, Inc.	1,269,500	25,555,035
ARM Holdings PLC sponsored ADR	284,214	15,140,080
Avago Technologies Ltd.	251,640	37,260,335
Broadcom Corp. Class A	641,975	36,496,279
Lam Research Corp.	595,350	48,967,538
Micron Technology, Inc. (a)	366,500	10,236,345
NXP Semiconductors NV (a)	509,570	57,199,233
Skyworks Solutions, Inc.	267,700	29,275,672
Texas Instruments, Inc.	456,000	25,499,520
		336,410,650
Software - 4.3%
Activision Blizzard, Inc.	1,180,490	29,819,177
Adobe Systems, Inc. (a)	508,450	40,213,311
Aspen Technology, Inc. (a)	538,597	23,051,952
Autodesk, Inc. (a)	294,618	15,953,565
Citrix Systems, Inc. (a)	337,130	21,916,821
Electronic Arts, Inc. (a)	507,106	31,823,437
FactSet Research Systems, Inc.	90,102	14,882,147
FireEye, Inc. (a)	314,815	14,660,935
Intuit, Inc.	271,678	28,295,264
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - continued
Software - continued
Microsoft Corp.	2,050,989	$ 96,109,345
NetSuite, Inc. (a)	53,688	5,015,533
Oracle Corp.	3,024,213	131,523,023
ServiceNow, Inc. (a)	203,785	15,611,969
SolarWinds, Inc. (a)	526,590	24,986,696
Splunk, Inc. (a)	296,758	20,066,776
Synopsys, Inc. (a)	415,100	20,709,339
Tableau Software, Inc. (a)	130,318	14,753,301
Workday, Inc. Class A (a)	209,736	16,552,365
Zynga, Inc. (a)	743,528	2,193,408
		568,138,364
Technology Hardware, Storage & Peripherals - 5.1%
3D Systems Corp. (a)	82,166	1,796,970
Apple, Inc.	4,811,479	626,839,484
NCR Corp. (a)	719,910	21,633,296
Stratasys Ltd. (a)	28,564	1,015,736
Western Digital Corp.	135,701	13,211,849
		664,497,335
TOTAL INFORMATION TECHNOLOGY		3,311,331,141
MATERIALS - 2.5%
Chemicals - 2.3%
Ashland, Inc.	467,750	59,591,350
FMC Corp.	224,520	12,835,808
LyondellBasell Industries NV Class A	684,449	69,197,794
Monsanto Co.	351,960	41,172,281
PPG Industries, Inc.	317,989	72,784,502
Sherwin-Williams Co.	69,470	20,019,865
The Dow Chemical Co.	340,180	17,713,173
The Mosaic Co.	364,200	16,698,570
		310,013,343
Construction Materials - 0.1%
Eagle Materials, Inc.	145,552	12,150,681
Metals & Mining - 0.1%
Freeport-McMoRan, Inc.	638,160	12,539,844
TOTAL MATERIALS		334,703,868
Common Stocks - continued
	Shares	Value
TELECOMMUNICATION SERVICES - 0.9%
Diversified Telecommunication Services - 0.7%
Verizon Communications, Inc.	1,848,981	$ 91,413,621
Wireless Telecommunication Services - 0.2%
SBA Communications Corp. Class A (a)	210,900	23,580,729
TOTAL TELECOMMUNICATION SERVICES		114,994,350
UTILITIES - 0.1%
Independent Power and Renewable Electricity Producers - 0.1%
The AES Corp.	853,771	11,611,286
TOTAL COMMON STOCKS (Cost $6,818,203,962)		10,113,309,282
Preferred Stocks - 0.1%

Convertible Preferred Stocks - 0.0%
CONSUMER DISCRETIONARY - 0.0%
Diversified Consumer Services - 0.0%
Airbnb, Inc. Series D (a)(f)	98,859	3,813,980
Nonconvertible Preferred Stocks - 0.1%
CONSUMER DISCRETIONARY - 0.1%
Internet & Catalog Retail - 0.1%
Flipkart Series D (a)(f)	52,096	7,410,135
INFORMATION TECHNOLOGY - 0.0%
IT Services - 0.0%
Palantir Technologies, Inc.:
Series G (a)(f)	296,161	2,632,871
Series H (a)(f)	93,416	830,468
Series H1 (a)(f)	93,416	830,468
		4,293,807
TOTAL NONCONVERTIBLE PREFERRED STOCKS		11,703,942
TOTAL PREFERRED STOCKS (Cost $6,782,330)		15,517,922
Equity Funds - 18.8%
	Shares	Value
Large Blend Funds - 2.6%
BBH Core Select Fund Class N	15,007,555	$ 341,722,032
Large Growth Funds - 16.2%
Columbia Select Large Cap Growth Fund Class R5	21,214,511	416,865,134
Fidelity Growth Company Fund (c)	8,077,272	1,144,953,300
iShares Russell 1000 Growth Index ETF	70,748	7,129,276
PRIMECAP Odyssey Growth Fund	4,193,705	114,530,080
Wells Fargo Advantage Premier Large Co. Growth Fund - Administrator Class	27,456,364	441,498,338
TOTAL LARGE GROWTH FUNDS		2,124,976,128
TOTAL EQUITY FUNDS (Cost $1,810,207,252)		2,466,698,160
U.S. Treasury Obligations - 0.1%
	Principal Amount
U.S. Treasury Bills, yield at date of purchase 0% to 0.05% 6/4/15 to 8/27/15 (d) (Cost $11,829,679)	$ 11,830,000	11,829,931
Money Market Funds - 4.0%
	Shares
Dreyfus Treasury & Agency Cash Management Fund Institutional Shares, 0.01% (b) (Cost $523,331,965)	523,331,965	523,331,965
TOTAL INVESTMENT PORTFOLIO - 100.0% (Cost $9,170,355,188)		13,130,687,260
NET OTHER ASSETS (LIABILITIES) - 0.0%		3,483,716
NET ASSETS - 100%		$ 13,134,170,976
Futures Contracts
	Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation/ (Depreciation)
Purchased
Equity Index Contracts
1,412 CME E-mini S&P 500 Index Contracts (United States)	June 2015	$ 148,683,600	$ (1,345,691)
1,891 ICE Russell 1000 Growth Index Contracts (United States)	June 2015	191,123,370	3,632,431
TOTAL EQUITY INDEX CONTRACTS		$ 339,806,970	$ 2,286,740

The face value of futures purchased as a percentage of net assets is 2.6%
Security Type Abbreviations
ETF	-	Exchange-Traded Fund
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end.
(c) Affiliated Fund
(d) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $11,829,931.
(e) Investment is owned by an entity that is treated as a corporation for U.S. tax purposes and is owned by the Fund.

(f) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $30,377,797 or 0.2% of net assets.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost
Airbnb, Inc. Series D	4/16/14	$ 4,024,850
Dropbox, Inc.	5/1/12 - 5/25/12	$ 2,849,379
Flipkart Series D	10/4/13	$ 1,195,447
Legend Pictures LLC	3/8/12	$ 2,977,445
Palantir Technologies, Inc. Series G	7/19/12	$ 906,253
Palantir Technologies, Inc. Series H	10/25/13	$ 327,890
Palantir Technologies, Inc. Series H1	10/25/13	$ 327,890
SurveyMonkey	11/25/14	$ 2,688,111
Affiliated Underlying Funds
Information regarding the Fund's fiscal year to date purchases and sales of the affiliated Underlying Funds and income earned by the Fund from investments in affiliated Underlying Funds is as follows:
Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Fidelity Growth Company Fund	$ 826,367,304	$ 221,319,844	$ 50,000,000	$ 980,710	$ 1,144,953,300
Other Information

The following is a summary of the inputs used, as of May 31, 2015, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 1,990,113,782	$ 1,971,917,584	$ -	$ 18,196,198
Consumer Staples	893,782,859	893,782,859	-	-
Energy	264,156,166	264,156,166	-	-
Financials	463,840,649	463,840,649	-	-
Health Care	1,930,052,324	1,930,052,324	-	-
Industrials	809,946,972	809,946,972	-	-
Information Technology	3,315,624,948	3,303,443,349	-	12,181,599
Materials	334,703,868	334,703,868	-	-
Telecommunication Services	114,994,350	114,994,350	-	-
Utilities	11,611,286	11,611,286	-	-
Equity Funds	2,466,698,160	2,466,698,160	-	-
U.S. Treasury Obligations	11,829,931	-	11,829,931	-
Money Market Funds	523,331,965	523,331,965	-	-
Total Investments in Securities:	$ 13,130,687,260	$ 13,088,479,532	$ 11,829,931	$ 30,377,797
Derivative Instruments:
Assets
Futures Contracts	$ 3,632,431	$ 3,632,431	$ -	$ -
Liabilities
Futures Contracts	$ (1,345,691)	$ (1,345,691)	$ -	$ -
Total Derivative Instruments:	$ 2,286,740	$ 2,286,740	$ -	$ -
Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of May 31, 2015. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Equity Risk
Futures Contracts (a)	$ 3,632,431	$ (1,345,691)
Total Value of Derivatives	$ 3,632,431	$ (1,345,691)

(a) Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. Only the period end receivable or payable for daily variation margin and net unrealized appreciation (depreciation) are presented in the Statement of Assets and Liabilities.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	May 31, 2015

Assets
Investment in securities, at value - See accompanying schedule: Unaffiliated issuers (cost $8,408,478,724)	$ 11,985,733,946
Affiliated issuers (cost $761,876,464)	1,144,953,314
Total Investments (cost $9,170,355,188)		$ 13,130,687,260
Foreign currency held at value (cost $14,053)		14,106
Receivable for investments sold		3,317,959
Receivable for fund shares sold		9,835,546
Dividends receivable		9,816,644
Interest receivable		107,612
Prepaid expenses		63,262
Other receivables		75,239
Total assets		13,153,917,628

Liabilities
Payable for investments purchased	8,176,547
Payable for fund shares redeemed	5,535,206
Accrued management fee	1,907,104
Transfer agent fee payable	1,339,781
Payable for daily variation margin for derivative instruments	2,445,421
Other affiliated payables	117,685
Other payables and accrued expenses	224,908
Total liabilities		19,746,652

Net Assets		$ 13,134,170,976
Net Assets consist of:
Paid in capital		$ 8,718,984,297
Undistributed net investment income		34,620,736
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		417,947,078
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		3,962,618,865
Net Assets, for 746,430,320 shares outstanding		$ 13,134,170,976
Net Asset Value, offering price and redemption price per share ($13,134,170,976 ÷ 746,430,320 shares)		$ 17.60

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	Year ended May 31, 2015

Investment Income
Dividends: Unaffiliated issuers		$ 128,915,396
Affiliated issuers		980,710
Interest		37,745
Total income		129,933,851

Expenses
Management fee	$ 52,919,124
Transfer agent fees	15,241,014
Accounting fees and expenses	1,390,011
Custodian fees and expenses	126,163
Independent trustees' compensation	139,661
Registration fees	250,683
Audit	93,652
Legal	79,708
Miscellaneous	141,185
Total expenses before reductions	70,381,201
Expense reductions	(31,342,230)	39,038,971
Net investment income (loss)		90,894,880
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	594,032,944
Affiliated issuers	1,766,578
Foreign currency transactions	(7,175)
Futures contracts	43,540,682
Realized gain distributions from underlying funds:
Unaffiliated issuers	112,717,911
Affiliated issuers	35,357,881
Total net realized gain (loss)		787,408,821
Change in net unrealized appreciation (depreciation) on: Investment securities	766,603,809
Assets and liabilities in foreign currencies	2,696
Futures contracts	(22,719,394)
Total change in net unrealized appreciation (depreciation)		743,887,111
Net gain (loss)		1,531,295,932
Net increase (decrease) in net assets resulting from operations		$ 1,622,190,812

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended May 31, 2015	Year ended May 31, 2014
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 90,894,880	$ 79,892,533
Net realized gain (loss)	787,408,821	795,670,040
Change in net unrealized appreciation (depreciation)	743,887,111	1,277,576,780
Net increase (decrease) in net assets resulting from operations	1,622,190,812	2,153,139,353
Distributions to shareholders from net investment income	(86,471,058)	(64,312,402)
Distributions to shareholders from net realized gain	(729,992,160)	(800,794,486)
Total distributions	(816,463,218)	(865,106,888)
Share transactions Proceeds from sales of shares	2,432,032,057	2,843,544,609
Reinvestment of distributions	814,160,436	863,222,558
Cost of shares redeemed	(3,058,993,674)	(1,937,754,707)
Net increase (decrease) in net assets resulting from share transactions	187,198,819	1,769,012,460
Total increase (decrease) in net assets	992,926,413	3,057,044,925

Net Assets
Beginning of period	12,141,244,563	9,084,199,638
End of period (including undistributed net investment income of $34,620,736 and undistributed net investment income of $34,642,353, respectively)	$ 13,134,170,976	$ 12,141,244,563
Other Information Shares
Sold	144,492,553	183,569,639
Issued in reinvestment of distributions	48,927,687	58,706,969
Redeemed	(182,438,348)	(124,359,924)
Net increase (decrease)	10,981,892	117,916,684

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights

Years ended May 31,	2015	2014	2013	2012	2011 E
Selected Per-Share Data
Net asset value, beginning of period	$ 16.51	$ 14.71	$ 12.13	$ 12.67	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.12	.12	.12	.07	.07
Net realized and unrealized gain (loss)	2.10	3.01	2.57	(.43)	2.63
Total from investment operations	2.22	3.13	2.69	(.36)	2.70
Distributions from net investment income	(.12)	(.10)	(.10)	(.07)	(.03)
Distributions from net realized gain	(1.01)	(1.23)	-I	(.11)	-
Total distributions	(1.13)	(1.33)	(.11)J	(.18)	(.03)
Net asset value, end of period	$ 17.60	$ 16.51	$ 14.71	$ 12.13	$ 12.67
Total ReturnB, C	13.99%	22.64%	22.29%	(2.83)%	27.03%
Ratios to Average Net Assets F
Expenses before reductions	.56%	.56%	.62%	.62%	.70%A
Expenses net of fee waivers, if any	.31%	.31%	.37%	.36%	.45%A
Expenses net of all reductions	.31%	.31%	.37%	.36%	.45%A
Net investment income (loss)	.73%	.75%	.89%	.61%	.60%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 13,134,171	$ 12,141,245	$ 9,084,200	$ 7,507,409	$ 6,800,471
Portfolio turnover rate G	40%	39%	73%	49%H	47%A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E For the period June 2, 2010 (commencement of operations) to May 31, 2011.

F Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund. Fees and expenses of the Underlying Funds are not included in the Fund's annualized ratios. The Fund indirectly bears its proportionate share of the expenses of the Underlying Funds.

G Amount does not include the portfolio activity of any Underlying Funds.

H Portfolio turnover rate excludes securities received or delivered in-kind.

I Amount represents less than $.01 per share.

J Total distributions of $.11 per share is comprised of distributions from net investment income of $.103 and distributions from net realized gain of $.003 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended May 31, 2015

1. Organization.

Strategic Advisers Growth Fund (the Fund) is a non-diversified fund of Fidelity Rutland Square Trust II (the Trust), and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust. The Fund is offered exclusively to clients of Strategic Advisers, Inc. (Strategic Advisers), an affiliate of Fidelity Management & Research Company (FMR).

2. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Strategic Advisers Fair Value Committee (the Committee). In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Annual Report

2. Significant Accounting Policies - continued

Investment Valuation - continued

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. U.S. government and government agency obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances. ETFs are valued at their last sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day but the exchange reports a closing bid level, ETFs are valued at the closing bid and would be categorized as Level 1 in the hierarchy. In the event there was no closing bid, ETFs may be valued by another method that the Board believes reflects fair value in accordance with the Board's fair value pricing policies and may be categorized as Level 2 in the hierarchy.

Annual Report

Notes to Financial Statements - continued

2. Significant Accounting Policies - continued

Investment Valuation - continued

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy. If an unaffiliated open-end mutual fund's NAV is unavailable, shares of that fund may be valued by another method that the Board believes reflects fair value in accordance with the Board's fair value pricing policies and is categorized as Level 2 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of May 31, 2015, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Underlying Funds and distributions from ETFs, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of

Annual Report

2. Significant Accounting Policies - continued

Investment Transactions and Income - continued

investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Strategic Advisers funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of May 31, 2015, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Annual Report

Notes to Financial Statements - continued

2. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to the short-term gain distributions from the Underlying Funds, futures contracts, foreign currency transactions, deferred trustees compensation and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 4,088,687,275
Gross unrealized depreciation	(138,002,162)
Net unrealized appreciation (depreciation) on securities	$ 3,950,685,113

Tax Cost	$ 9,180,002,147

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 34,689,129
Undistributed long-term capital gain	$ 429,880,776
Net unrealized appreciation (depreciation) on securities and other investments	$ 3,950,685,166

The tax character of distributions paid was as follows:

	May 31, 2015	May 31, 2014
Ordinary Income	$ 126,062,706	$ 174,173,694
Long-term Capital Gains	690,400,512	690,933,194
Total	$ 816,463,218	$ 865,106,888

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

Annual Report

2. Significant Accounting Policies - continued

New Accounting Pronouncement. In June 2014, the Financial Accounting Standards Board issued Accounting Standard Update No. 2014-11, Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures (the Update). The Update amends the accounting for certain repurchase agreements and expands disclosure requirements for reverse repurchase agreements, securities lending and other similar transactions. The disclosure requirements are effective for annual and interim reporting periods beginning after December 15, 2014. Management is currently evaluating the impact of the Update on the Fund's financial statements and related disclosures.

3. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk

Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade.

Annual Report

Notes to Financial Statements - continued

3. Derivative Instruments - continued

Risk Exposures and the Use of Derivative Instruments - continued

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin for derivative instruments in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts." The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end and is representative of volume of activity during the period. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments.

During the period the Fund recognized net realized gain (loss) of $43,540,682 and a change in net unrealized appreciation (depreciation) of $(22,719,394) related to its investment in futures contracts. These amounts are included in the Statement of Operations.

4. Purchases and Sales of Investments.

Purchases and sales of securities (including the Underlying Fund shares and in-kind transactions), other than short-term securities, aggregated $4,878,490,027 and $4,846,526,598, respectively.

Exchanges In-Kind. During the period, the Fund redeemed 23,009,100 shares of Loomis Sayles Growth Fund Class Y valued at $238,604,371 in exchange for cash and investments. Net realized gain of $8,604,371 on the redemption of Loomis Sayles Growth Fund Class Y shares is included in the accompanying Statement of Operations as "Net realized gain (loss) on unaffiliated issuers." The Fund recognized net gains on the exchanges for federal income tax purposes.

Annual Report

5. Fees and Other Transactions with Affiliates.

Management Fee. Strategic Advisers (the investment adviser) provides the Fund with investment management related services. For these services, the Fund pays a monthly management fee to the investment adviser. The management fee is calculated by adding the annual management fee rate of .25% of the Fund's average net assets throughout the month payable to the investment adviser to the aggregate of the fee rates, payable monthly, to the Fund's sub-advisers. The Fund's maximum aggregate management fee will not exceed .95% of the Fund's average net assets. For the reporting period, the total annual management fee rate was .42% of the Fund's average net assets.

Sub-Advisers. ClariVest Asset Management LLC, Loomis Sayles & Company, L.P., Massachusetts Financial Services Company (MFS), Morgan Stanley Investment Management, Inc., Pyramis Global Advisors, LLC (an affiliate of the investment adviser) and Waddell & Reed Investment Management Co. each served as a sub-adviser for the Fund during the period. Sub-advisers provide discretionary investment advisory services for their allocated portion of the Fund's assets and are paid by the investment adviser and not the Fund for providing these services.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of the investment adviser, is the Fund's transfer, dividend disbursing and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. The Fund does not directly pay transfer agent fees with respect to the portion of its assets invested in Underlying Funds, excluding exchange-traded funds. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .12% of average net assets.

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The fee is based on the level of average net assets for each month.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $8,195 for the period.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity

Annual Report

Notes to Financial Statements - continued

6. Committed Line of Credit - continued

purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $16,684 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Expense Reductions.

The investment adviser has contractually agreed to waive the Fund's management fee in an amount equal to .25% of the Fund's average net assets until September 30, 2017. During the period, this waiver reduced the Fund's management fee by $ 31,339,163.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $2,586 for the period.

In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's expenses by $481.

8. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Rutland Square Trust II and the Shareholders of Strategic Advisers Growth Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Strategic Advisers Growth Fund (a fund of Fidelity Rutland Square Trust II) at May 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Strategic Advisers Growth Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 2015 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

July 21, 2015

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. If the interests of the fund and an underlying Fidelity fund were to diverge, a conflict of interest could arise and affect how the Trustees and Member of the Advisory Board fulfill their fiduciary duties to the affected funds. Strategic Advisers has structured the fund to avoid these potential conflicts, although there may be situations where a conflict of interest is unavoidable. In such instances, Strategic Advisers, the Trustees, and Member of the Advisory Board would take reasonable steps to minimize and, if possible, eliminate the conflict. Each of the Trustees oversees 18 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. The officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee may also engage professional search firms to help identify potential Independent Trustee candidates with experience, qualifications, attributes, and skills consistent with the Statement of Policy. Additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, may be considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

Annual Report

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Roger T. Servison is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ralph F. Cox serves as the lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees asset allocation funds. Other boards oversee Fidelity's investment-grade bond, money market, and asset allocation funds and Fidelity's equity and high income funds. The fund may invest in Fidelity funds overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues.

The Trustees primarily operate as a full Board, but also operate in committees, to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board has charged Strategic Advisers and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through Strategic Advisers, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. Board oversight of different aspects of the fund's activities is exercised primarily through the full Board, but also through the Audit and Compliance Committee. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate. The responsibilities of each committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

Trustees and Officers - continued

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-3455.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Roger T. Servison (1945)
Year of Election or Appointment: 2006 Trustee Chairman of the Board of Trustees

Mr. Servison also serves as Trustee of other funds. Mr. Servison serves as President of Strategic New Business Development for Fidelity Investments and serves as a Director of Strategic Advisers (investment adviser firm). Previously, Mr. Servison oversaw Fidelity Investments Life Insurance Company (2005-2006) and Strategic Advisers (2005-2007). Mr. Servison also served as President and a Director of Fidelity Brokerage Services (Japan), LLC (1994-2004).

Derek L. Young (1964)
Year of Election or Appointment: 2012 Trustee

Mr. Young also serves as Trustee or an officer of other funds. He is President and a Director of Strategic Advisers, Inc. (investment adviser firm, 2011-present), President of Fidelity Global Asset Allocation (GAA) (2011-present), and Vice Chairman of Pyramis Global Advisors, LLC (investment adviser firm, 2011-present). Previously, Mr. Young served as Chief Investment Officer of GAA (2009-2011) and as a portfolio manager.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with Strategic Advisers.

Annual Report

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Peter C. Aldrich (1944)
Year of Election or Appointment: 2006 Trustee

Mr. Aldrich also serves as Trustee of other funds. Mr. Aldrich is a Director of the National Bureau of Economic Research and a Director of the funds of BlackRock Realty Group (2006-present). Previously, Mr. Aldrich served as a Trustee for the Fidelity Rutland Square Trust (2005-2010), a Managing Member of Poseidon, LLC (foreign private investment, 1998-2004), and Chairman and Managing Member of AEGIS, LLC (foreign private investment, 1997-2004). Mr. Aldrich also served as Faculty Chairman of The Research Council on Global Investment of The Conference Board (business and professional education non-profit, 1999-2004). Mr. Aldrich is a Member of the Boards of Trustees of the Museum of Fine Arts Boston and Massachusetts Eye and Ear Infirmary and an Overseer of the Longy School of Music.

Amy Butte Liebowitz (1968)
Year of Election or Appointment: 2011 Trustee

Ms. Butte Liebowitz also serves as Trustee of other funds. Ms. Butte Liebowitz was the founder and Chief Executive Officer of TILE Financial (financial internet service, 2008-2012). Previously, Ms. Butte Liebowitz served as the Chief Financial Officer and member of the Board of Directors of MF Global (broker-dealer, 2006-2008), and Chief Financial Officer and Executive Vice President of the New York Stock Exchange (2004-2006). Ms. Butte Liebowitz is a member of the Boards of Directors of Accion International and the New York Women's Forum, as well as an alumna of the World Economic Forum's Young Global Leader program.

Ralph F. Cox (1932)
Year of Election or Appointment: 2006 Trustee

Mr. Cox also serves as Trustee of other funds. Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Mr. Cox is a Director of Abraxas Petroleum (exploration and production). Mr. Cox is a member of the Advisory Boards of the Business and Engineering Schools of Texas A&M University and the Engineering School of University of Texas at Austin. Previously, Mr. Cox served as a Trustee for the Fidelity Rutland Square Trust (2005-2010) and as an Advisory Director of CH2M Hill Companies (engineering, 1981-2011). Mr. Ralph F. Cox and Mr. Howard E. Cox, Jr. are not related.

Mary C. Farrell (1949)
Year of Election or Appointment: 2013 Trustee

Ms. Farrell also serves as Trustee or Member of the Advisory Board of other funds. Ms. Farrell is a Director of the W.R. Berkley Corporation (insurance provider) and President (2009-present) and Director (2006-present) of the Howard Gilman Foundation (charitable organization). Previously, Ms. Farrell was Managing Director and Chief Investment Strategist at UBS Wealth Management USA and Co-Head of UBS Wealth Management Investment Strategy & Research Group (2003-2005). Ms. Farrell also served as Investment Strategist at PaineWebber (1982-2000) and UBS PaineWebber (2000-2002). Ms. Farrell also serves as Trustee on the Board of Overseers of the New York University Stern School of Business, and as Chairman of the Board of Trustees of Yale-New Haven Hospital.

Karen Kaplan (1960)
Year of Election or Appointment: 2006 Trustee

Ms. Kaplan also serves as Trustee of other funds. Ms. Kaplan is Chief Executive Officer (2013-present) and President (2007-present) of Hill Holliday (advertising and specialized marketing). Ms. Kaplan is a Director of Vera Bradley (2012-present), Member of the Board of Governors of the Chief Executives' Club of Boston (2010-present), Chairman (2012-2014) and Member (2006-present) of the Executive Committee of the Greater Boston Chamber of Commerce, Member of the Board of Directors of Jobs for Massachusetts (2012-present), Member of the National Association of Corporate Directors Chapter (2012-present), and Member of the Board of Directors of the Post Office Square Trust (2012-present). She is also a member of the Clinton Global Initiative, an action oriented community of the most effective CEOs, heads of state, Nobel Prize winners, and non-governmental leaders in the world. Previously, Ms. Kaplan served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010), Director of DSM (dba Dental and DentaQuest) (2004-2014), Member of the Board of Directors of the Massachusetts Conference for Women (2008-2014), President of the Massachusetts Women's Forum (2008-2010), Treasurer of the Massachusetts Women's Forum (2002-2006), Vice Chair of the Board of the Massachusetts Society for the Prevention of Cruelty to Children (2003-2010), Director of United Way of Massachusetts Bay (2004-2006), Director of ADVO (direct mail marketing, 2003-2007), and Director of Tweeter Home Entertainment Group (2006-2007).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Trustees and Officers - continued

Advisory Board Member and Officers:

Correspondence intended for each officer and Howard E. Cox, Jr. may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation
Howard E. Cox, Jr. (1944)
Year of Election or Appointment: 2009 Member of the Advisory Board

Mr. Cox also serves as Member of the Advisory Board of other funds. Mr. Cox is a Member of the Advisory Board of Devonshire Investors (2009-present). Mr. Cox serves as an Advisory Partner of Greylock (venture capital) and a Director of Stryker Corporation (medical products and services). Previously, Mr. Cox served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010) and a Member of the Secretary of Defense's Business Board of Directors (2008-2010). Mr. Howard E. Cox, Jr. and Mr. Ralph F. Cox are not related.

Elizabeth Paige Baumann (1968)
Year of Election or Appointment: 2012 Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (diversified financial services company, 2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Brian Blackburn (1975)
Year of Election or Appointment: 2014 Assistant Secretary
Mr. Blackburn also serves as an officer of other funds. Mr. Blackburn serves as Vice President & Associate General Counsel (2013-present) and is an employee of Fidelity Investments (2007-present).
Jonathan Davis (1968)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)
Year of Election or Appointment: 2011 Vice President and Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)
Year of Election or Appointment: 2012 Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John Hitt (1967)
Year of Election or Appointment: 2014 Secretary and Chief Legal Officer

Mr. Hitt also serves as an officer of other funds. Mr. Hitt serves as Senior Vice President and Deputy General Counsel in Fidelity's Asset Management Group (2010-present) and is an employee of Fidelity Investments.

Kenneth B. Robins (1969)
Year of Election or Appointment: 2010 President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Nicholas E. Steck (1964)
Year of Election or Appointment: 2009 Chief Financial Officer

Mr. Steck also serves as Chief Financial Officer of other funds. Mr. Steck serves as Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2008-present) and is an employee of Fidelity Investments. During the period 2002 to 2009, Mr. Steck served as a Compliance Officer of FMR (investment adviser firm), Fidelity Investments Money Management, Inc. (investment adviser firm), FMR LLC (diversified financial management company), Fidelity Research & Analysis (U.K.) Inc. (investment adviser firm), Fidelity Management & Research (Hong Kong) Limited (investment adviser firm), and Fidelity Management & Research (Japan) Inc. (investment adviser firm).

Bruce Treff (1966)
Year of Election or Appointment: 2013 Chief Compliance Officer

Mr. Treff also serves as Compliance Officer of other funds. Mr. Treff serves as Senior Vice President of Asset Management Compliance (2013-present). Prior to joining Fidelity Investments, Mr. Treff served as Managing Director of Citibank, N.A. (2005-2013).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Strategic Advisers Growth Fund voted to pay on July 13, 2015, to shareholders of record at the opening of business on July 10, 2015, a distribution of $0.581 per share derived from capital gains realized from sales of portfolio securities and a dividend of $0.047 per share from net investment income.

The fund hereby designates as a capital gain dividend with respect to the taxable year ended May 31, 2015, $745,424,049, or, if subsequently determined to be different, the net capital gain of such year.

The fund designates 74% and 100% of the dividends distributed in July and December, respectively, during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

The fund designates 78% and 100% of the dividends distributed in July and December, respectively, during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2016 of amounts for use in preparing 2015 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Strategic Advisers Growth Fund

On December 2, 2014, the Board of Trustees, including the Independent Trustees (together, the Board) voted at an in-person meeting to approve an investment advisory agreement (the Sub-Advisory Agreement) with Loomis Sayles & Company, L.P. (New Sub-Adviser) for the fund.

The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, considered a broad range of information it believed relevant to the approval of the Sub-Advisory Agreement.

In considering whether to approve the Sub-Advisory Agreement, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the approval of the Sub-Advisory Agreement is in the best interests of the fund and its shareholders and that the approval of such agreement does not involve a conflict of interest from which Strategic Advisers, Inc. (Strategic Advisers) or its affiliates derive an inappropriate advantage. Also, the Board found that the advisory fees to be charged under the Sub-Advisory Agreement bear a reasonable relationship to the services to be rendered and will be based upon services provided that will be in addition to, rather than duplicative of services provided under the advisory contract of any underlying fund in which the fund may invest. The Board's decision to approve the Sub-Advisory Agreement was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board.

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the New Sub-Adviser, including the backgrounds of its investment personnel, and also took into consideration the fund's investment objective, strategies and related investment philosophy and current sub-adviser line-up. The Board also considered the structure of the New Sub-Adviser's portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the general qualifications and capabilities of the New Sub-Adviser's investment staff, its use of technology, and the New Sub-Adviser's approach to managing and compensating investment personnel. The Board noted that the New Sub-Adviser's analysts have extensive resources, tools and capabilities which allow them to conduct sophisticated fundamental and/or quantitative analysis. Additionally, in their deliberations, the Board considered the New Sub-Adviser's trading capabilities and resources which are integral parts of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory services to be performed by the New Sub-Adviser under the Sub-Advisory Agreement and (ii) the resources to be devoted to the fund's compliance policies and procedures.

Annual Report

Investment Performance. The Board also considered the historical investment performance of the New Sub-Adviser and the portfolio managers in managing accounts under a similar investment mandate.

Based on its review, the Board concluded that the nature, extent, and quality of services that will be provided to the fund under the Sub-Advisory Agreement should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Fund Expenses. In reviewing the Sub-Advisory Agreement, the Board considered the amount and nature of fees to be paid by the fund to the fund's investment adviser, Strategic Advisers, the amount and nature of fees to be paid by Strategic Advisers to the New Sub-Adviser and the projected change in the fund's total operating expenses as a result of hiring the New Sub-Adviser. The Board noted that the fund's maximum aggregate annual management fee rate may not exceed 0.95% of the fund's average daily net assets and that the Sub-Advisory Agreement will not result in a change to the maximum aggregate annual management fee payable by the fund or Strategic Advisers' portion of the management fee. The Board considered Strategic Advisers' contractual agreement to waive its 0.25% portion of the fund's management fee through September 30, 2017.

Based on its review, the Board concluded that the fund's management fee structure and any changes to projected total expenses bear a reasonable relationship to the services that the fund and its shareholders will receive and the other factors considered.

Because the Sub-Advisory Agreement was negotiated at arm's length and will have no impact on the maximum management fees payable by the fund, the Board did not consider the costs of services and profitability to be significant factors in its decision to approve the Sub-Advisory Agreement.

Potential Fall-Out Benefits. The Board considered that it reviews information regarding the potential of direct and indirect benefits to Strategic Advisers and its affiliates from their relationships with the fund, including non-advisory fee compensation paid to affiliates of Strategic Advisers, if any, during its annual renewal of the fund's advisory agreement with Strategic Advisers. With respect to the New Sub-Adviser, the Board considered management's representation that it does not anticipate that the hiring of the New Sub-Adviser will have a material impact on the potential for fall-out benefits to Strategic Advisers or its affiliates.

Possible Economies of Scale. The Board considered that it reviews whether there have been economies of scale in connection with the management of the fund during its annual renewal of the fund's advisory agreement with Strategic Advisers and the fund's sub-advisory agreements. The Board noted that the Sub-Advisory Agreement provides for breakpoints as the fund's assets grow and noted that any potential decline in sub-advisory fees will accrue directly to shareholders.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Conclusion. Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the Sub-Advisory Agreement's fee structure bears a reasonable relationship to the services to be rendered and that the Sub-Advisory Agreement should be approved because the agreement is in the best interests of the fund and its shareholders. The Board also concluded that the sub-advisory fees to be charged thereunder will be based on services provided that will be in addition to, rather than duplicative of services provided under the advisory contract of any underlying fund in which the fund may invest. In addition, the Board concluded that the approval of the Sub-Advisory Agreement does not involve a conflict of interest from which Strategic Advisers or its affiliates derive an inappropriate advantage.

Annual Report

Investment Adviser

Strategic Advisers, Inc.
Boston, MA

Investment Sub-Advisers

ClariVest Asset Management LLC

Loomis, Sayles & Company, L.P.

Massachusetts Financial Services
Company

Morgan Stanley Investment Management Inc.

Pyramis Global Advisors, LLC

Waddell & Reed Investment
Management Company

General Distributor

Fidelity Distributors Corporation
Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

The Bank of New York Mellon

New York, NY

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
245 Summer St., Boston, MA 02210
www.fidelity.com

SGF-UANN-0715
1.922642.105

Strategic Advisers®
Core Fund

Offered exclusively to certain clients of Strategic Advisers, Inc. - not available for sale to the general public

Annual Report

May 31, 2015

(Fidelity Cover Art)

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-544-3455 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2015 FMR LLC. All rights reserved.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended May 31, 2015	Past 1 year	Past 5 year	Life of fund A
Strategic Advisers® Core Fund	11.37%	15.54%	13.70%

A From December 30, 2009.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Strategic Advisers® Core Fund on December 30, 2009, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.
Annual Report

Management's Discussion of Fund Performance

Market Recap: The U.S. equity market hit fresh new highs in extending its bull run during the 12 months ending May 31, 2015, as stocks continued to hold appeal over bonds amid a supportive cyclical backdrop and low, but rising market interest rates. The S&P 500®Index returned 11.81%, continuing its climb despite pockets of higher volatility along the way. Growth stocks broadly outperformed value-oriented names on prospects for accelerated U.S. economic growth. Accordingly, the tech-stock-heavy and growth-oriented Nasdaq Composite Index® rose 20.89%. The Russell 2000® Index advanced 11.32%, as small-caps rallied in the latter half of the period, partly due to their lower exposure to global-growth headwinds and the stronger dollar. Sector performance was broadly positive but varied greatly, as the effects on profitability from lower oil prices and a stronger greenback helped disperse returns across and within sectors. Within the broad S&P 500®, health care (+27%) led the way, lifted by strong product innovation and merger-and-acquisition activity. Information technology (+19%) and consumer discretionary (+18%) also had a strong year. On the other end of the spectrum, energy (-15%) was the sole sector to lose ground, reflecting a sharp drop in crude oil prices beginning in mid-2014, due to weaker global demand and a U.S. supply boom.

Comments from Lead Portfolio Manager John Stone and Co-Portfolio Manager Niall Devitt: For the year, the Fund modestly lagged the S&P 500® Index. (For specific results, please see the Performance section of this report.) The Fund's underperformance of the benchmark was primarily due to adverse stock selection by several underlying managers. Putnam Equity Spectrum Fund was the biggest relative detractor, and its performance was hurt by several stock-specific problems. Sub-adviser Cornerstone Investment Partners' strategy of investing in companies trading below its view of fair value was out of favor during a period when growth stocks outpaced value stocks. BBH Core Select Fund also worked against the Fund's relative performance due to poor stock picks in energy, not holding strong-performing index heavyweight Apple and having a sizable cash allocation. On the plus side, JPMorgan U.S. Large Cap Core Plus Fund was the top relative contributor, benefiting from broadly positive stock selection and generally favorable sector positioning. Sub-adviser AllianceBernstein's emphasis on companies generating most of their revenues in the United States helped this manager outperform, as did its momentum-oriented strategy amid a generally rising equity market. During the period, we funded four new sub-advisers, incorporated 10 Fidelity sector equity funds (Select Portfolios®), and added one new third-party mutual fund.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (December 1, 2014 to May 31, 2015).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition to the direct expenses incurred by the Fund presented in the table, as a shareholder of the underlying mutual funds and exchange-traded funds (ETFs) (the Underlying Funds), the Fund also indirectly bears its proportionate share of the expenses of the Underlying Funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition to the direct expenses incurred by the Fund presented in the table, as a shareholder of the Underlying Funds, the Fund also indirectly bears its proportionate share of the expenses of the Underlying Funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Annual Report

Shareholder Expense Example - continued

	Annualized Expense RatioB	Beginning Account Value December 1, 2014	Ending Account Value May 31, 2015	Expenses Paid During Period* December 1, 2014 to May 31, 2015
Actual	.17%	$ 1,000.00	$ 1,034.00	$ .86
HypotheticalA		$ 1,000.00	$ 1,024.08	$ .86

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

* Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). The fees and expenses of the Underlying Funds in which the Fund invests are not included in the Fund's annualized expense ratio.

Annual Report

Investment Changes (Unaudited)

The information in the following tables is based on the direct investments of the Fund.
Top Ten Holdings as of May 31, 2015
(excluding cash equivalents)	% of fund's net assets	% of fund's net assets 6 months ago
JPMorgan U.S. Large Cap Core Plus Fund* Select Class	11.9	12.1
FMI Large Cap Fund	4.5	4.6
Putnam Equity Spectrum Fund Class A	3.2	3.3
Fidelity Advisor Technology Fund Institutional Class	2.3	2.2
Spartan 500 Index Fund Investor Class	2.3	3.7
BBH Core Select Fund Class N	2.3	2.4
Apple, Inc.	2.2	1.8
Fidelity Health Care Portfolio	1.9	1.8
Fidelity Financial Services Portfolio	1.9	2.0
Fidelity Consumer Discretionary Portfolio	1.5	1.5
	34.0
* The JPMorgan U.S. Large Cap Core Plus Fund seeks to provide a high total return from a portfolio of selected equity securities which includes both long and short positions.
Top Five Market Sectors as of May 31, 2015
(stocks only)	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	12.3	10.5
Financials	9.8	8.9
Health Care	9.2	7.7
Consumer Discretionary	7.8	7.6
Industrials	6.8	5.7
Asset Allocation (% of fund's net assets)
As of May 31, 2015	As of November 30, 2014
Stocks 60.8%	Stocks 53.2%
Corporate Bonds 0.0%*	Corporate Bonds 0.0%*
Large Blend Funds 22.2%	Large Blend Funds 27.1%
Large Growth Funds 0.4%	Large Growth Funds 2.0%
Mid-Cap Blend Funds 3.2%	Mid-Cap Blend Funds 4.2%
Sector Funds 11.9%	Sector Funds 12.1%
Short-Term Investments and Net Other Assets (Liabilities) 1.5%	Short-Term Investments and Net Other Assets (Liabilities) 1.4%

Asset allocations of equity funds in the pie charts reflect the categorizations of assets as defined by Morningstar as of the reporting dates indicated above.
* Amount represents less than 0.1%

Annual Report

Investments May 31, 2015

Showing Percentage of Net Assets

Common Stocks - 60.8%
	Shares	Value
CONSUMER DISCRETIONARY - 7.8%
Auto Components - 0.3%
Autoliv, Inc.	24,500	$ 3,090,675
BorgWarner, Inc.	269,600	16,216,440
Cooper Tire & Rubber Co.	39,800	1,461,058
Delphi Automotive PLC	90,590	7,879,518
Johnson Controls, Inc.	557,684	29,010,722
Lear Corp.	68,300	7,924,166
The Goodyear Tire & Rubber Co.	162,600	5,177,997
		70,760,576
Automobiles - 0.2%
Ford Motor Co.	639,000	9,693,630
General Motors Co.	729,698	26,247,237
Harley-Davidson, Inc.	173,000	9,253,770
		45,194,637
Hotels, Restaurants & Leisure - 0.8%
Brinker International, Inc.	61,900	3,415,642
Carnival Corp. unit	133,300	6,175,789
Chipotle Mexican Grill, Inc. (a)	22,092	13,598,068
Darden Restaurants, Inc.	16,700	1,094,518
Dunkin' Brands Group, Inc.	56,550	3,017,508
Hilton Worldwide Holdings, Inc. (a)	343,900	9,959,344
Hyatt Hotels Corp. Class A (a)	3,200	183,872
Las Vegas Sands Corp.	117,000	5,947,110
Marriott International, Inc. Class A	12,000	935,880
McDonald's Corp.	222,600	21,354,018
MGM Mirage, Inc. (a)	223,900	4,489,195
Norwegian Cruise Line Holdings Ltd. (a)	89,700	4,894,032
Royal Caribbean Cruises Ltd.	154,347	11,727,285
Starbucks Corp.	939,808	48,832,424
Wyndham Worldwide Corp.	508,990	43,218,341
Wynn Resorts Ltd.	8,900	896,141
Yum! Brands, Inc.	203,671	18,352,794
		198,091,961
Household Durables - 0.3%
D.R. Horton, Inc.	159,548	4,167,394
Harman International Industries, Inc.	99,046	11,937,024
Lennar Corp. Class A	506,201	23,604,153
Mohawk Industries, Inc. (a)	5,200	970,528
Newell Rubbermaid, Inc.	27,700	1,094,981
PulteGroup, Inc.	233,228	4,473,313
Common Stocks - continued
	Shares	Value
CONSUMER DISCRETIONARY - continued
Household Durables - continued
Toll Brothers, Inc. (a)	608,837	$ 22,021,634
Whirlpool Corp.	38,100	7,019,925
		75,288,952
Internet & Catalog Retail - 0.7%
Amazon.com, Inc. (a)	236,557	101,537,361
Netflix, Inc. (a)	22,100	13,791,726
Priceline Group, Inc. (a)	40,018	46,902,697
		162,231,784
Leisure Products - 0.0%
Mattel, Inc.	496,800	12,822,408
Media - 3.4%
AMC Networks, Inc. Class A (a)	500	39,295
CBS Corp. Class B	135,787	8,380,774
Charter Communications, Inc. Class A (a)	154,532	27,664,319
Comcast Corp.:
Class A	4,111,639	240,366,416
Class A (special) (non-vtg.)	804,550	46,663,900
DIRECTV (a)	232,100	21,130,384
DISH Network Corp. Class A (a)	185,400	13,124,466
Gannett Co., Inc.	86,900	3,110,151
News Corp. Class A (a)	494,200	7,487,130
Omnicom Group, Inc.	21,600	1,609,848
Starz Series A (a)	66,200	2,777,752
The Madison Square Garden Co. Class A (a)	224,378	19,168,613
The Walt Disney Co.	820,829	90,594,897
Time Warner Cable, Inc.	112,099	20,277,588
Time Warner, Inc.	3,062,264	258,700,063
Time, Inc.	316,510	7,124,640
Twenty-First Century Fox, Inc. Class A	1,430,176	48,053,914
Viacom, Inc. Class B (non-vtg.)	249,400	16,679,872
		832,954,022
Multiline Retail - 0.5%
Big Lots, Inc.	13,500	592,650
Dillard's, Inc. Class A	22,500	2,610,225
Dollar General Corp.	494,366	35,886,028
Kohl's Corp.	211,395	13,844,259
Macy's, Inc.	195,600	13,095,420
Common Stocks - continued
	Shares	Value
CONSUMER DISCRETIONARY - continued
Multiline Retail - continued
Nordstrom, Inc.	15,200	$ 1,104,128
Target Corp.	649,400	51,510,408
		118,643,118
Specialty Retail - 1.4%
Abercrombie & Fitch Co. Class A	36,100	738,967
AutoNation, Inc. (a)	600,178	37,457,109
AutoZone, Inc. (a)	29,072	19,583,481
Bed Bath & Beyond, Inc. (a)	134,450	9,588,974
Best Buy Co., Inc.	78,286	2,716,524
CarMax, Inc. (a)	253,400	18,001,536
Dick's Sporting Goods, Inc.	800	42,976
Foot Locker, Inc.	34,400	2,174,080
GameStop Corp. Class A	5,400	234,414
Gap, Inc.	436,875	16,745,419
Home Depot, Inc.	654,236	72,894,975
L Brands, Inc.	117,300	10,148,796
Lowe's Companies, Inc.	1,408,827	98,589,713
Penske Automotive Group, Inc.	8,700	449,007
Ross Stores, Inc.	123,880	11,975,480
Staples, Inc.	20,500	337,533
Tiffany & Co., Inc.	110,470	10,354,353
TJX Companies, Inc.	438,173	28,209,578
Tractor Supply Co.	58,600	5,106,404
		345,349,319
Textiles, Apparel & Luxury Goods - 0.2%
Coach, Inc.	20,100	710,937
Hanesbrands, Inc.	368,800	11,749,968
lululemon athletica, Inc. (a)	62,040	3,709,372
NIKE, Inc. Class B	205,800	20,923,686
PVH Corp.	95,743	10,018,548
Ralph Lauren Corp.	75,960	9,905,184
Under Armour, Inc. Class A (sub. vtg.) (a)	49,600	3,889,136
		60,906,831
TOTAL CONSUMER DISCRETIONARY		1,922,243,608
CONSUMER STAPLES - 5.5%
Beverages - 1.3%
Coca-Cola Enterprises, Inc.	1,830,542	80,964,873
Common Stocks - continued
	Shares	Value
CONSUMER STAPLES - continued
Beverages - continued
Constellation Brands, Inc. Class A (sub. vtg.)	72,862	$ 8,589,701
Diageo PLC	509,288	14,133,117
Dr. Pepper Snapple Group, Inc.	121,600	9,319,424
Molson Coors Brewing Co. Class B	22,300	1,636,374
Monster Beverage Corp. (a)	21,000	2,672,880
PepsiCo, Inc.	1,340,285	129,243,683
SABMiller PLC	146,111	7,802,663
The Coca-Cola Co.	1,693,307	69,357,855
		323,720,570
Food & Staples Retailing - 1.6%
Costco Wholesale Corp.	242,854	34,628,552
CVS Health Corp.	1,413,620	144,726,416
Kroger Co.	1,558,762	113,477,874
Rite Aid Corp. (a)	931,800	8,125,296
Sysco Corp.	178,245	6,623,584
Wal-Mart Stores, Inc.	704,400	52,315,788
Walgreens Boots Alliance, Inc.	357,204	30,662,391
Whole Foods Market, Inc.	181,500	7,485,060
		398,044,961
Food Products - 1.3%
Archer Daniels Midland Co.	362,200	19,142,270
Bunge Ltd.	135,300	12,523,368
Campbell Soup Co.	22,700	1,097,318
ConAgra Foods, Inc.	454,700	17,555,967
Fresh Del Monte Produce, Inc.	48,300	1,818,012
General Mills, Inc.	546,954	30,711,467
Ingredion, Inc.	45,800	3,754,226
Kellogg Co.	700,495	43,970,071
Keurig Green Mountain, Inc.	77,400	6,674,976
Kraft Foods Group, Inc.	377,598	31,888,151
Mondelez International, Inc.	2,926,557	121,715,506
Pilgrim's Pride Corp.	18,900	483,462
Sanderson Farms, Inc.	30,300	2,470,359
The Hershey Co.	80,690	7,492,873
Tyson Foods, Inc. Class A	254,400	10,799,280
		312,097,306
Household Products - 0.6%
Colgate-Palmolive Co.	58,700	3,920,573
Energizer Holdings, Inc.	84,300	11,944,467
Henkel AG & Co. KGaA (a)	121,137	12,419,729
Common Stocks - continued
	Shares	Value
CONSUMER STAPLES - continued
Household Products - continued
Kimberly-Clark Corp.	36,800	$ 4,006,048
Procter & Gamble Co.	1,369,908	107,387,088
		139,677,905
Personal Products - 0.1%
Estee Lauder Companies, Inc. Class A	155,717	13,614,337
Tobacco - 0.6%
Altria Group, Inc.	305,400	15,636,480
British American Tobacco PLC sponsored ADR	221,986	24,578,290
Philip Morris International, Inc.	1,237,351	102,786,748
Reynolds American, Inc.	89,900	6,899,825
		149,901,343
TOTAL CONSUMER STAPLES		1,337,056,422
ENERGY - 4.2%
Energy Equipment & Services - 0.5%
Atwood Oceanics, Inc.	30,500	938,485
Baker Hughes, Inc.	178,869	11,529,896
Ensco PLC Class A	349,350	8,209,725
Halliburton Co.	776,797	35,266,584
Helmerich & Payne, Inc.	96,300	7,028,937
National Oilwell Varco, Inc.	265,949	13,082,031
Noble Corp.	406,600	6,810,550
Schlumberger Ltd.	485,523	44,070,923
Weatherford International Ltd. (a)	306,967	4,242,284
		131,179,415
Oil, Gas & Consumable Fuels - 3.7%
Anadarko Petroleum Corp.	701,809	58,678,250
Apache Corp.	508,300	30,416,672
Cabot Oil & Gas Corp.	186,057	6,318,496
Canadian Natural Resources Ltd.	470,300	14,514,405
Chevron Corp.	1,169,385	120,446,655
Cimarex Energy Co.	44,200	5,105,542
Concho Resources, Inc. (a)	71,576	8,610,593
ConocoPhillips Co.	465,100	29,617,568
CONSOL Energy, Inc.	62,840	1,749,466
Continental Resources, Inc. (a)	55,300	2,519,468
Devon Energy Corp.	64,000	4,174,080
EOG Resources, Inc.	462,401	41,010,345
Common Stocks - continued
	Shares	Value
ENERGY - continued
Oil, Gas & Consumable Fuels - continued
EQT Corp.	185,784	$ 15,804,645
Exxon Mobil Corp.	1,633,661	139,187,917
Hess Corp.	145,100	9,797,152
HollyFrontier Corp.	62,150	2,588,548
Imperial Oil Ltd.	377,400	14,803,451
Kinder Morgan, Inc.	174,000	7,219,260
Magellan Midstream Partners LP	30,025	2,393,593
Marathon Oil Corp.	529,313	14,392,020
Marathon Petroleum Corp.	542,117	56,087,425
Murphy Oil Corp.	22,600	982,196
Noble Energy, Inc.	170,260	7,453,983
Occidental Petroleum Corp.	1,059,932	82,876,083
Phillips 66 Co.	1,564,306	123,767,891
Pioneer Natural Resources Co.	89,552	13,238,472
Range Resources Corp.	89,700	4,970,277
Royal Dutch Shell PLC Class A sponsored ADR	184,875	11,040,735
Spectra Energy Corp.	219,100	7,705,747
Suncor Energy, Inc.	1,242,025	36,303,963
Tesoro Corp.	21,100	1,867,350
The Williams Companies, Inc.	217,954	11,137,449
Valero Energy Corp.	199,800	11,836,152
WPX Energy, Inc. (a)	319,033	4,112,335
		902,728,184
TOTAL ENERGY		1,033,907,599
FINANCIALS - 9.8%
Banks - 4.8%
Bank of America Corp.	10,166,613	167,749,115
BB&T Corp.	327,524	12,927,372
CIT Group, Inc.	78,100	3,612,906
Citigroup, Inc.	4,608,379	249,221,136
Comerica, Inc.	200,400	9,809,580
Commerce Bancshares, Inc.	9,580	427,364
East West Bancorp, Inc.	139,214	5,972,281
Fifth Third Bancorp	269,400	5,452,656
Huntington Bancshares, Inc.	332,800	3,704,064
JPMorgan Chase & Co.	4,311,442	283,606,655
KeyCorp	302,900	4,416,282
M&T Bank Corp.	166,830	20,166,410
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Banks - continued
Peoples United Financial, Inc.	22,400	$ 348,544
PNC Financial Services Group, Inc.	342,174	32,742,630
Regions Financial Corp.	650,900	6,567,581
Standard Chartered PLC (United Kingdom)	743,136	11,880,563
SunTrust Banks, Inc.	215,600	9,201,808
SVB Financial Group (a)	63,242	8,531,978
U.S. Bancorp	1,547,493	66,712,423
Wells Fargo & Co.	4,920,071	275,327,173
		1,178,378,521
Capital Markets - 1.6%
Ameriprise Financial, Inc.	191,006	23,797,438
Bank of New York Mellon Corp.	515,470	22,350,779
BlackRock, Inc. Class A	48,200	17,630,596
Charles Schwab Corp.	861,920	27,279,768
E*TRADE Financial Corp. (a)	195,800	5,768,268
Eaton Vance Corp. (non-vtg.)	8,600	349,160
Franklin Resources, Inc.	61,000	3,105,510
Goldman Sachs Group, Inc.	362,997	74,846,351
Invesco Ltd.	322,640	12,850,751
LPL Financial	109,900	4,686,136
Morgan Stanley	2,399,821	91,673,162
Northern Trust Corp.	207,700	15,484,035
Och-Ziff Capital Management Group LLC Class A	291,200	3,651,648
State Street Corp.	957,734	74,636,211
T. Rowe Price Group, Inc.	18,900	1,525,041
TD Ameritrade Holding Corp.	159,400	5,921,710
		385,556,564
Consumer Finance - 0.3%
Ally Financial, Inc. (a)	351,000	7,957,170
American Express Co.	145,691	11,614,487
Capital One Financial Corp.	270,075	22,567,467
Discover Financial Services	515,930	30,063,241
Navient Corp.	108,800	2,096,576
Nelnet, Inc. Class A	32,500	1,336,075
Santander Consumer U.S.A. Holdings, Inc.	6,600	161,700
		75,796,716
Diversified Financial Services - 0.8%
Berkshire Hathaway, Inc. Class B (a)	538,273	76,973,039
CME Group, Inc.	212,030	19,973,226
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Diversified Financial Services - continued
IntercontinentalExchange Group, Inc.	127,343	$ 30,152,276
McGraw Hill Financial, Inc.	644,662	66,883,683
The NASDAQ OMX Group, Inc.	12,300	636,525
Voya Financial, Inc.	16,600	752,146
		195,370,895
Insurance - 1.5%
ACE Ltd.	278,880	29,695,142
AFLAC, Inc.	99,600	6,197,112
Alleghany Corp. (a)	1,600	760,560
Allstate Corp.	132,900	8,946,828
American Financial Group, Inc.	60,700	3,854,450
American International Group, Inc.	900,701	52,790,086
Arch Capital Group Ltd. (a)	9,100	581,399
Assurant, Inc.	39,900	2,627,415
Assured Guaranty Ltd.	12,500	357,375
Axis Capital Holdings Ltd.	44,300	2,438,272
Cincinnati Financial Corp.	10,600	536,148
CNA Financial Corp.	220,300	8,516,798
Endurance Specialty Holdings Ltd.	37,900	2,303,562
Everest Re Group Ltd.	41,300	7,496,363
FNF Group	168,273	6,387,643
Genworth Financial, Inc. Class A (a)	573,960	4,557,242
Hanover Insurance Group, Inc.	41,900	2,982,442
Hartford Financial Services Group, Inc.	194,300	7,987,673
HCC Insurance Holdings, Inc.	13,000	743,340
Lincoln National Corp.	272,000	15,506,720
Loews Corp.	141,000	5,656,920
Markel Corp. (a)	1,000	772,760
Marsh & McLennan Companies, Inc.	542,915	31,613,940
MetLife, Inc.	1,282,915	67,045,138
Montpelier Re Holdings Ltd.	30,700	1,168,749
PartnerRe Ltd.	29,200	3,837,756
Principal Financial Group, Inc.	28,300	1,462,827
Progressive Corp.	42,800	1,170,152
Prudential Financial, Inc.	107,100	9,061,731
Reinsurance Group of America, Inc.	31,700	2,965,535
The Chubb Corp.	142,400	13,884,000
The Travelers Companies, Inc.	149,400	15,107,328
Torchmark Corp.	34,400	1,963,208
Unum Group	351,875	12,301,550
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Insurance - continued
W.R. Berkley Corp.	9,100	$ 445,900
XL Group PLC Class A	839,958	31,649,617
		365,373,681
Real Estate Investment Trusts - 0.7%
American Tower Corp.	270,713	25,119,459
AvalonBay Communities, Inc.	139,382	23,207,103
Crown Castle International Corp.	644,030	52,520,647
Digital Realty Trust, Inc.	45,070	2,976,423
Federal Realty Investment Trust (SBI)	50,800	6,831,076
General Growth Properties, Inc.	108,500	3,073,805
Iron Mountain, Inc.	163,317	5,956,171
Prologis, Inc.	369,424	14,625,496
Public Storage	30,900	5,980,386
Simon Property Group, Inc.	133,770	24,265,878
SL Green Realty Corp.	40,800	4,841,328
Vornado Realty Trust	115,300	11,517,317
Weyerhaeuser Co.	174,121	5,669,380
		186,584,469
Real Estate Management & Development - 0.1%
Realogy Holdings Corp. (a)	350,136	16,438,885
Thrifts & Mortgage Finance - 0.0%
Home Loan Servicing Solutions Ltd.	89,200	61,370
New York Community Bancorp, Inc.	42,300	750,402
Radian Group, Inc.	113,300	2,030,336
		2,842,108
TOTAL FINANCIALS		2,406,341,839
HEALTH CARE - 9.2%
Biotechnology - 1.6%
Adaptimmune Therapeutics PLC sponsored ADR	3,625	55,934
Alexion Pharmaceuticals, Inc. (a)	153,803	25,199,084
Amgen, Inc.	546,813	85,444,999
Biogen, Inc. (a)	170,365	67,633,201
Celgene Corp. (a)	332,150	38,011,246
Gilead Sciences, Inc.	1,043,195	117,119,503
Incyte Corp. (a)	38,100	4,196,715
Intercept Pharmaceuticals, Inc. (a)	13,700	3,496,172
Regeneron Pharmaceuticals, Inc. (a)	19,300	9,892,408
Common Stocks - continued
	Shares	Value
HEALTH CARE - continued
Biotechnology - continued
United Therapeutics Corp. (a)	36,100	$ 6,632,292
Vertex Pharmaceuticals, Inc. (a)	170,715	21,901,027
		379,582,581
Health Care Equipment & Supplies - 1.7%
Abbott Laboratories	3,239,599	157,444,511
Baxter International, Inc.	236,175	15,731,617
Becton, Dickinson & Co.	548,299	77,041,492
Boston Scientific Corp. (a)	1,222,247	22,330,453
Intuitive Surgical, Inc. (a)	18,700	9,120,925
Medtronic PLC	1,403,432	107,109,930
St. Jude Medical, Inc.	75,500	5,568,125
Stryker Corp.	149,400	14,361,822
Zimmer Holdings, Inc.	34,700	3,958,923
		412,667,798
Health Care Providers & Services - 1.8%
Aetna, Inc.	427,042	50,378,145
Anthem, Inc.	221,700	37,212,345
Cardinal Health, Inc.	17,100	1,507,707
Cigna Corp.	96,100	13,533,763
DaVita HealthCare Partners, Inc. (a)	79,600	6,668,888
Express Scripts Holding Co. (a)	350,641	30,554,857
HCA Holdings, Inc. (a)	376,033	30,770,780
Humana, Inc.	211,950	45,495,068
Laboratory Corp. of America Holdings (a)	12,500	1,474,375
McKesson Corp.	561,811	133,278,424
Quest Diagnostics, Inc.	76,100	5,725,003
UnitedHealth Group, Inc.	756,387	90,925,281
		447,524,636
Life Sciences Tools & Services - 0.1%
Agilent Technologies, Inc.	203,400	8,378,046
Thermo Fisher Scientific, Inc.	147,259	19,089,184
		27,467,230
Pharmaceuticals - 4.0%
AbbVie, Inc.	736,762	49,060,982
Actavis PLC (a)	860,092	263,884,827
Bristol-Myers Squibb Co.	1,082,482	69,928,337
Eli Lilly & Co.	322,200	25,421,580
GlaxoSmithKline PLC sponsored ADR	581,000	25,778,970
Johnson & Johnson	1,820,728	182,327,702
Common Stocks - continued
	Shares	Value
HEALTH CARE - continued
Pharmaceuticals - continued
Mallinckrodt PLC (a)	26,500	$ 3,430,160
Merck & Co., Inc.	1,062,988	64,725,339
Mylan N.V.	187,950	13,650,809
Novartis AG sponsored ADR	52,371	5,380,073
Pfizer, Inc.	5,170,367	179,670,253
Shire PLC sponsored ADR	59,700	15,530,955
Teva Pharmaceutical Industries Ltd. sponsored ADR	935,493	56,223,129
Zoetis, Inc. Class A	492,759	24,524,615
		979,537,731
TOTAL HEALTH CARE		2,246,779,976
INDUSTRIALS - 6.8%
Aerospace & Defense - 2.9%
Engility Holdings, Inc.	13,600	379,712
General Dynamics Corp.	47,200	6,615,552
Honeywell International, Inc.	1,118,960	116,595,632
Huntington Ingalls Industries, Inc.	3,100	384,369
L-3 Communications Holdings, Inc.	111,257	13,107,187
Lockheed Martin Corp.	302,849	56,996,182
Northrop Grumman Corp.	948,174	150,930,337
Precision Castparts Corp.	42,067	8,902,639
Raytheon Co.	953,717	98,480,817
Rockwell Collins, Inc.	12,900	1,227,951
Textron, Inc.	432,000	19,535,040
The Boeing Co.	660,888	92,867,982
United Technologies Corp.	1,240,245	145,319,507
Vectrus, Inc. (a)	3,372	84,603
		711,427,510
Air Freight & Logistics - 0.3%
FedEx Corp.	219,800	38,073,756
United Parcel Service, Inc. Class B	310,208	30,778,838
		68,852,594
Airlines - 0.4%
Alaska Air Group, Inc.	72,800	4,705,792
American Airlines Group, Inc.	455,110	19,283,011
Delta Air Lines, Inc.	1,125,329	48,299,121
Common Stocks - continued
	Shares	Value
INDUSTRIALS - continued
Airlines - continued
Southwest Airlines Co.	5,700	$ 211,185
United Continental Holdings, Inc. (a)	477,769	26,081,410
		98,580,519
Building Products - 0.1%
Allegion PlC	98,500	6,150,340
Fortune Brands Home & Security, Inc.	179,812	8,246,178
Masco Corp.	252,031	6,822,479
Owens Corning	8,600	364,296
		21,583,293
Commercial Services & Supplies - 0.2%
ADT Corp.	10,900	397,632
Deluxe Corp.	41,200	2,629,796
Herman Miller, Inc.	82,600	2,288,020
Pitney Bowes, Inc.	8,500	185,725
R.R. Donnelley & Sons Co.	88,100	1,689,758
Republic Services, Inc.	111,380	4,487,500
The Brink's Co.	38,900	1,243,244
Tyco International Ltd.	675,545	27,264,996
		40,186,671
Construction & Engineering - 0.0%
Fluor Corp.	257,829	14,495,146
Tutor Perini Corp. (a)	51,700	1,083,632
		15,578,778
Electrical Equipment - 0.3%
Eaton Corp. PLC	397,834	28,480,936
Emerson Electric Co.	358,625	21,628,674
Hubbell, Inc. Class B	89,500	9,668,685
Rockwell Automation, Inc.	8,800	1,081,432
Sensata Technologies Holding BV (a)	232,100	12,786,389
		73,646,116
Industrial Conglomerates - 1.2%
3M Co.	122,800	19,535,024
Danaher Corp.	1,119,442	96,630,233
General Electric Co.	6,764,197	184,459,652
Roper Industries, Inc.	34,300	6,001,128
		306,626,037
Machinery - 0.7%
AGCO Corp.	32,500	1,650,350
Caterpillar, Inc.	103,900	8,864,748
Common Stocks - continued
	Shares	Value
INDUSTRIALS - continued
Machinery - continued
Cummins, Inc.	183,464	$ 24,868,545
Deere & Co.	334,370	31,323,782
Dover Corp.	49,600	3,739,840
Flowserve Corp.	316,700	17,418,500
Ingersoll-Rand PLC	151,300	10,406,414
Lincoln Electric Holdings, Inc.	5,500	369,655
Meritor, Inc. (a)	178,700	2,557,197
PACCAR, Inc.	420,986	26,757,870
Parker Hannifin Corp.	150,475	18,121,704
Pentair PLC	109,600	7,017,688
Snap-On, Inc.	5,600	870,240
SPX Corp.	66,978	4,977,135
Stanley Black & Decker, Inc.	59,900	6,136,156
Timken Co.	56,000	2,189,600
Trinity Industries, Inc.	30,300	908,697
Xylem, Inc.	13,200	482,724
		168,660,845
Professional Services - 0.1%
Dun & Bradstreet Corp.	3,700	473,341
Equifax, Inc.	100,600	10,093,198
Manpower, Inc.	5,700	482,505
Nielsen Holdings B.V.	125,460	5,644,445
		16,693,489
Road & Rail - 0.5%
AMERCO	1,200	394,800
Canadian National Railway Co.	113,220	6,716,178
Canadian Pacific Railway Ltd.	105,851	17,442,093
CSX Corp.	760,085	25,903,697
Norfolk Southern Corp.	195,625	17,997,500
Ryder System, Inc.	3,900	357,435
Union Pacific Corp.	542,733	54,767,187
		123,578,890
Trading Companies & Distributors - 0.1%
Aircastle Ltd.	98,900	2,399,314
Fastenal Co.	54,250	2,251,918
Common Stocks - continued
	Shares	Value
INDUSTRIALS - continued
Trading Companies & Distributors - continued
TAL International Group, Inc.	43,100	$ 1,564,099
W.W. Grainger, Inc.	40,308	9,687,222
		15,902,553
TOTAL INDUSTRIALS		1,661,317,295
INFORMATION TECHNOLOGY - 12.3%
Communications Equipment - 0.9%
Brocade Communications Systems, Inc.	345,900	4,277,054
Cisco Systems, Inc.	4,352,122	127,560,696
Harris Corp.	58,412	4,627,399
Juniper Networks, Inc.	174,100	4,839,980
QUALCOMM, Inc.	1,219,100	84,946,888
		226,252,017
Electronic Equipment & Components - 0.7%
Amphenol Corp. Class A	164,900	9,407,545
Arrow Electronics, Inc. (a)	52,300	3,179,317
Avnet, Inc.	20,800	915,408
Corning, Inc.	445,100	9,311,492
Flextronics International Ltd. (a)	364,100	4,423,815
Jabil Circuit, Inc.	136,500	3,353,805
Keysight Technologies, Inc. (a)	101,900	3,348,434
TE Connectivity Ltd.	1,920,384	132,506,496
Tech Data Corp. (a)	38,400	2,423,808
Trimble Navigation Ltd. (a)	195,800	4,589,552
Vishay Intertechnology, Inc.	143,700	1,870,974
		175,330,646
Internet Software & Services - 2.1%
Akamai Technologies, Inc. (a)	37,300	2,844,871
eBay, Inc. (a)	956,512	58,691,576
Facebook, Inc. Class A (a)	1,556,809	123,283,705
Google, Inc.:
Class A (a)	155,515	84,805,440
Class C	337,944	179,823,382
LinkedIn Corp. Class A (a)	22,100	4,307,953
Rackspace Hosting, Inc. (a)	188,100	7,540,929
Twitter, Inc. (a)	185,100	6,787,617
Velti PLC (a)(f)	147,198	1,497
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - continued
Internet Software & Services - continued
VeriSign, Inc. (a)	99,800	$ 6,306,362
Yahoo!, Inc. (a)	1,137,623	48,843,844
		523,237,176
IT Services - 1.9%
Accenture PLC Class A	443,503	42,594,028
Alliance Data Systems Corp. (a)	39,652	11,817,486
Amdocs Ltd.	277,580	15,225,263
ASAC II LP (a)(f)	241,305	4,099,000
Automatic Data Processing, Inc.	154,900	13,245,499
Cognizant Technology Solutions Corp. Class A (a)	1,241,433	80,345,544
Computer Sciences Corp.	14,200	974,120
Fidelity National Information Services, Inc.	301,100	18,878,970
Fiserv, Inc. (a)	24,600	1,971,690
FleetCor Technologies, Inc. (a)	5,900	897,626
IBM Corp.	330,600	56,086,290
MasterCard, Inc. Class A	806,830	74,438,136
Teradata Corp. (a)	10,800	420,552
The Western Union Co.	211,500	4,642,425
Vantiv, Inc. (a)	534,004	21,360,160
Visa, Inc. Class A	1,537,166	105,572,561
Xerox Corp.	983,390	11,230,314
		463,799,664
Semiconductors & Semiconductor Equipment - 1.5%
Altera Corp.	91,700	4,479,545
Analog Devices, Inc.	473,905	32,206,584
Applied Materials, Inc.	1,742,800	35,082,564
Atmel Corp.	246,000	2,182,020
Avago Technologies Ltd.	323,638	47,921,079
Broadcom Corp. Class A	599,592	34,086,805
Freescale Semiconductor, Inc. (a)	218,522	9,859,713
Intel Corp.	1,706,500	58,805,990
KLA-Tencor Corp.	183,438	10,943,911
Lam Research Corp.	637,841	52,462,422
Micron Technology, Inc. (a)	360,500	10,068,765
NVIDIA Corp.	55,600	1,230,428
NXP Semiconductors NV (a)	461,372	51,789,007
Skyworks Solutions, Inc.	19,300	2,110,648
Texas Instruments, Inc.	32,800	1,834,176
Xilinx, Inc.	19,000	900,980
		355,964,637
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - continued
Software - 2.2%
Adobe Systems, Inc. (a)	470,465	$ 37,209,077
CA Technologies, Inc.	32,200	980,490
Electronic Arts, Inc. (a)	503,105	31,572,354
Microsoft Corp.	6,285,207	294,524,800
Oracle Corp.	2,584,410	112,395,991
Red Hat, Inc. (a)	293,155	22,652,087
Salesforce.com, Inc. (a)	408,100	29,689,275
Symantec Corp.	210,100	5,173,713
Synopsys, Inc. (a)	30,000	1,496,700
		535,694,487
Technology Hardware, Storage & Peripherals - 3.0%
Apple, Inc.	4,199,831	547,153,983
EMC Corp.	2,980,129	78,496,598
First Data Holdings, Inc. Class B (f)	669,601	3,287,741
Hewlett-Packard Co.	1,023,870	34,197,258
NetApp, Inc.	81,100	2,708,740
SanDisk Corp.	46,300	3,165,994
Seagate Technology LLC	375,700	20,903,948
Western Digital Corp.	351,420	34,214,251
		724,128,513
TOTAL INFORMATION TECHNOLOGY		3,004,407,140
MATERIALS - 3.0%
Chemicals - 2.1%
Airgas, Inc.	98,400	10,030,896
Ashland, Inc.	97,400	12,408,760
Axiall Corp.	69,592	2,624,314
Cabot Corp.	50,500	2,094,235
Celanese Corp. Class A	287,500	19,794,375
CF Industries Holdings, Inc.	195,596	61,784,864
E.I. du Pont de Nemours & Co.	534,246	37,936,808
Eastman Chemical Co.	72,500	5,565,825
Ecolab, Inc.	301,311	34,545,306
Huntsman Corp.	103,600	2,324,784
LyondellBasell Industries NV Class A	641,673	64,873,140
Monsanto Co.	350,875	41,045,358
PPG Industries, Inc.	441,818	101,127,722
Praxair, Inc.	83,000	10,197,380
Common Stocks - continued
	Shares	Value
MATERIALS - continued
Chemicals - continued
RPM International, Inc.	212,500	$ 10,631,375
Sherwin-Williams Co.	45,400	13,083,372
Stepan Co.	46,100	2,372,306
Syngenta AG:
sponsored ADR	36,500	3,322,595
(Switzerland)	26,055	11,855,991
The Dow Chemical Co.	1,076,649	56,061,113
The Mosaic Co.	484,005	22,191,629
Valspar Corp.	5,900	492,414
		526,364,562
Construction Materials - 0.3%
Martin Marietta Materials, Inc.	405,636	60,443,820
Vulcan Materials Co.	268,650	24,159,695
		84,603,515
Containers & Packaging - 0.3%
Avery Dennison Corp.	97,400	6,030,034
Ball Corp.	84,800	6,019,952
Bemis Co., Inc.	9,900	454,806
Crown Holdings, Inc. (a)	241,441	13,349,273
MeadWestvaco Corp.	11,500	581,210
Packaging Corp. of America	7,100	491,178
Rock-Tenn Co. Class A	94,700	6,168,758
Sealed Air Corp.	1,061,847	51,711,949
Sonoco Products Co.	8,700	391,674
		85,198,834
Metals & Mining - 0.2%
Alcoa, Inc.	942,532	11,781,650
Franco-Nevada Corp.	47,600	2,448,131
Freeport-McMoRan, Inc.	627,400	12,328,410
Newmont Mining Corp.	9,400	256,056
Nucor Corp.	126,100	5,964,530
Steel Dynamics, Inc.	132,100	2,881,101
Teck Resources Ltd. Class B (sub. vtg.)	77,580	902,688
United States Steel Corp.	78,426	1,913,594
		38,476,160
Paper & Forest Products - 0.1%
Domtar Corp.	58,900	2,545,658
Common Stocks - continued
	Shares	Value
MATERIALS - continued
Paper & Forest Products - continued
International Paper Co.	185,700	$ 9,624,831
Schweitzer-Mauduit International, Inc.	54,500	2,199,620
		14,370,109
TOTAL MATERIALS		749,013,180
TELECOMMUNICATION SERVICES - 0.8%
Diversified Telecommunication Services - 0.7%
AT&T, Inc.	1,575,556	54,419,704
CenturyLink, Inc.	36,700	1,219,908
Verizon Communications, Inc.	2,575,928	127,353,880
		182,993,492
Wireless Telecommunication Services - 0.1%
T-Mobile U.S., Inc. (a)	357,700	13,907,376
TOTAL TELECOMMUNICATION SERVICES		196,900,868
UTILITIES - 1.4%
Electric Utilities - 0.8%
American Electric Power Co., Inc.	457,000	25,724,530
Duke Energy Corp.	51,400	3,892,522
Edison International	234,815	14,279,100
Entergy Corp.	92,600	7,081,122
Eversource Energy	25,900	1,275,575
Exelon Corp.	1,032,059	34,914,556
FirstEnergy Corp.	854,313	30,481,888
Great Plains Energy, Inc.	9,800	255,486
ITC Holdings Corp.	66,970	2,363,371
NextEra Energy, Inc.	204,949	20,974,481
OGE Energy Corp.	9,500	299,250
Pinnacle West Capital Corp.	8,000	487,360
PPL Corp.	1,227,823	42,617,736
Southern Co.	80,710	3,526,220
Xcel Energy, Inc.	253,543	8,633,139
		196,806,336
Gas Utilities - 0.0%
Amerigas Partners LP	52,920	2,608,956
UGI Corp.	12,600	471,240
		3,080,196
Common Stocks - continued
	Shares	Value
UTILITIES - continued
Independent Power and Renewable Electricity Producers - 0.1%
The AES Corp.	1,150,300	$ 15,644,080
Multi-Utilities - 0.5%
Ameren Corp.	23,300	937,359
CenterPoint Energy, Inc.	354,428	7,219,698
CMS Energy Corp.	449,373	15,341,594
Consolidated Edison, Inc.	21,300	1,317,192
Dominion Resources, Inc.	124,900	8,807,948
DTE Energy Co.	121,800	9,650,214
NiSource, Inc.	690,874	32,595,435
PG&E Corp.	462,220	24,714,903
Public Service Enterprise Group, Inc.	283,600	12,089,868
SCANA Corp.	103,000	5,475,480
		118,149,691
Water Utilities - 0.0%
American Water Works Co., Inc.	14,100	745,467
TOTAL UTILITIES		334,425,770
TOTAL COMMON STOCKS (Cost $12,223,505,413)		14,892,393,697
Convertible Bonds - 0.0%
	Principal Amount
ENERGY - 0.0%
Oil, Gas & Consumable Fuels - 0.0%
Amyris, Inc. 3% 2/27/17 (Cost $686,000)	$ 686,000	600,861
Equity Funds - 37.7%
	Shares
Large Blend Funds - 22.2%
BBH Core Select Fund Class N	24,267,489	552,570,724
FMI Large Cap Fund	50,299,414	1,107,593,097
Equity Funds - continued
	Shares	Value
Large Blend Funds - continued
JPMorgan U.S. Large Cap Core Plus Fund Select Class (g)	95,285,934	$ 2,923,372,456
PIMCO StocksPLUS Absolute Return Fund - Institutional Class	30,284,880	302,243,100
Spartan 500 Index Fund Investor Class (d)	7,550,689	563,130,411
TOTAL LARGE BLEND FUNDS		5,448,909,788
Large Growth Funds - 0.4%
Fidelity Advisor New Insights Fund Institutional Class (d)	1,539,132	43,465,088
Fidelity Growth Company Fund (d)	357,296	50,646,706
iShares Russell 1000 Growth Index ETF	5,000	503,850
TOTAL LARGE GROWTH FUNDS		94,615,644
Mid-Cap Blend Funds - 3.2%
Putnam Equity Spectrum Fund Class A	18,674,678	788,444,886
Sector Funds - 11.9%
Fidelity Advisor Materials Fund Institutional Class (d)	1,146,938	91,514,164
Fidelity Advisor Technology Fund Institutional Class (d)	14,156,609	569,237,231
Fidelity Consumer Discretionary Portfolio (d)	10,451,982	357,666,812
Fidelity Consumer Staples Portfolio (d)	2,911,723	277,691,014
Fidelity Energy Portfolio (d)	4,937,723	227,727,798
Fidelity Financial Services Portfolio (d)	5,147,086	464,678,953
Fidelity Health Care Portfolio (d)	1,960,619	473,136,694
Fidelity Industrials Portfolio (d)	9,084,418	289,883,785
Fidelity Telecommunications Portfolio (d)	1,067,611	67,494,385
Fidelity Utilities Portfolio (d)	1,129,983	81,121,501
TOTAL SECTOR FUNDS		2,900,152,337
TOTAL EQUITY FUNDS (Cost $7,696,178,254)		9,232,122,655
U.S. Treasury Obligations - 0.0%
	Principal Amount
U.S. Treasury Bills, yield at date of purchase 0.01% to 0.08% 6/4/15 to 9/24/15 (e) (Cost $6,279,568)	$ 6,280,000	6,279,900
Money Market Funds - 1.6%
	Shares	Value
Dreyfus Treasury & Agency Cash Management Fund Institutional Shares, 0.01% (c)	323,340,945	$ 323,340,945
Fidelity Cash Central Fund, 0.15% (b)	64,536,793	64,536,793
TOTAL MONEY MARKET FUNDS (Cost $387,877,738)		387,877,738
TOTAL INVESTMENT PORTFOLIO - 100.1% (Cost $20,314,526,973)		24,519,274,851
NET OTHER ASSETS (LIABILITIES) - (0.1)%		(21,522,281)
NET ASSETS - 100%		$ 24,497,752,570
Futures Contracts
	Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation/ (Depreciation)
Purchased
Equity Index Contracts
1,215 CME E-mini S&P 500 Index Contracts (United States)	June 2015	$ 127,939,500	$ 2,863,795

The face value of futures purchased as a percentage of net assets is 0.5%
Security Type Abbreviations
ETF	-	Exchange-Traded Fund
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) The rate quoted is the annualized seven-day yield of the fund at period end.
(d) Affiliated Fund
(e) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $4,879,979.

(f) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $7,388,238 or 0.0% of net assets.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost
ASAC II LP	10/10/13	$ 2,413,050
First Data Holdings, Inc. Class B	6/26/14	$ 2,678,404
Velti PLC	4/19/13	$ 220,797
(g) The JPMorgan U.S. Large Cap Core Plus Fund seeks to provide a high total return from a portfolio of selected equity securities which includes both long and short positions.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 19,440
Affiliated Underlying Funds
Information regarding the Fund's fiscal year to date purchases and sales of the affiliated Underlying Funds and income earned by the Fund from investments in affiliated Underlying Funds is as follows:
Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Fidelity Advisor Materials Fund Institutional Class	$ -	$ 97,280,695	$ -	$ 603,236	$ 91,514,164
Fidelity Advisor New Insights Fund Institutional Class	459,828,323	-	416,838,789	1,054,423	43,465,088
Fidelity Advisor Technology Fund Institutional Class	-	537,448,455	-	1,018,663	569,237,231
Fidelity Consumer Discretionary Portfolio	-	324,112,061	-	1,249,256	357,666,812
Fidelity Consumer Staples Portfolio	-	264,851,539	-	4,142,922	277,691,014
Fidelity Energy Portfolio	-	288,258,001	-	1,888,784	227,727,798
Fidelity Financial Services Portfolio	-	426,616,846	-	3,996,751	464,678,953
Fidelity Growth Company Fund	-	50,000,000	-	-	50,646,706
Fidelity Health Care Portfolio	-	407,062,400	-	-	473,136,694
Fidelity Industrials Portfolio	-	282,871,325	-	1,759,315	289,883,785
Fidelity Mega Cap Stock Fund	-	706,837,602	714,361,465*	4,542,867	-
Fidelity Telecommunications Portfolio	-	64,782,778	-	1,041,778	67,494,385
Fidelity Utilities Portfolio	-	81,609,364	-	1,217,153	81,121,501
Spartan 500 Index Fund Investor Class	-	1,252,240,151	767,396,854	8,694,101	563,130,411
Total	$ 459,828,323	$ 4,783,971,217	$ 1,898,597,108	$ 31,209,249	$ 3,557,394,542
* Includes the value of shares redeemed through in-kind transactions. See Note 5 of the Notes to Financial Statements.
Other Information

The following is a summary of the inputs used, as of May 31, 2015, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 1,922,243,608	$ 1,922,243,608	$ -	$ -
Consumer Staples	1,337,056,422	1,322,923,305	14,133,117	-
Energy	1,033,907,599	1,033,907,599	-	-
Financials	2,406,341,839	2,406,341,839	-	-
Health Care	2,246,779,976	2,246,779,976	-	-
Industrials	1,661,317,295	1,661,317,295	-	-
Information Technology	3,004,407,140	2,997,018,902	1,497	7,386,741
Materials	749,013,180	737,157,189	11,855,991	-
Telecommunication Services	196,900,868	196,900,868	-	-
Utilities	334,425,770	334,425,770	-	-
Corporate Bonds	600,861	-	600,861	-
Equity Funds	9,232,122,655	9,232,122,655	-	-
U.S. Treasury Obligations	6,279,900	-	6,279,900	-
Money Market Funds	387,877,738	387,877,738	-	-
Total Investments in Securities:	$ 24,519,274,851	$ 24,479,016,744	$ 32,871,366	$ 7,386,741
Derivative Instruments:
Assets
Futures Contracts	$ 2,863,795	$ 2,863,795	$ -	$ -
Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of May 31, 2015. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Equity Risk
Futures Contracts (a)	$ 2,863,795	$ -
Total Value of Derivatives	$ 2,863,795	$ -

(a) Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. Only the period end receivable or payable for daily variation margin and net unrealized appreciation (depreciation) are presented in the Statement of Assets and Liabilities.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	May 31, 2015
Assets
Investment in securities, at value - See accompanying schedule: Unaffiliated issuers (cost $16,886,423,866)	$ 20,897,343,516
Fidelity Central Funds (cost $64,536,793)	64,536,793
Affiliated issuers (cost $3,363,566,314)	3,557,394,542
Total Investments (cost $20,314,526,973)		$ 24,519,274,851
Cash		2,299,272
Foreign currency held at value (cost $1,007,128)		1,015,451
Receivable for investments sold		126,176,386
Receivable for fund shares sold		18,761,800
Dividends receivable		28,486,435
Interest receivable		8,335
Distributions receivable from Fidelity Central Funds		3,164
Prepaid expenses		137,921
Other receivables		122,735
Total assets		24,696,286,350

Liabilities
Payable for investments purchased	$ 183,330,943
Payable for fund shares redeemed	10,580,989
Accrued management fee	3,550,301
Payable for daily variation margin for derivative instruments	953,775
Other payables and accrued expenses	117,772
Total liabilities		198,533,780

Net Assets		$ 24,497,752,570
Net Assets consist of:
Paid in capital		$ 19,344,390,974
Undistributed net investment income		97,498,223
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		848,251,641
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		4,207,611,732
Net Assets, for 1,520,061,514 shares outstanding		$ 24,497,752,570
Net Asset Value, offering price and redemption price per share ($24,497,752,570 ÷ 1,520,061,514 shares)		$ 16.12

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	Year ended May 31, 2015
Investment Income
Dividends: Unaffiliated issuers		$ 263,645,614
Affiliated issuers		31,209,249
Interest		58,810
Income from Fidelity Central Funds		19,440
Total income		294,933,113

Expenses
Management fee	$ 89,115,905
Independent trustees' compensation	227,788
Interest	1,865
Miscellaneous	24,734
Total expenses before reductions	89,370,292
Expense reductions	(53,789,198)	35,581,094
Net investment income (loss)		259,352,019
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	525,600,714
Affiliated issuers	176,877,692
Foreign currency transactions	(255,086)
Futures contracts	19,542,988
Realized gain distributions from underlying funds:
Unaffiliated issuers	318,142,178
Affiliated issuers	210,670,285
Total net realized gain (loss)		1,250,578,771
Change in net unrealized appreciation (depreciation) on: Investment securities	924,933,218
Assets and liabilities in foreign currencies	8,677
Futures contracts	(9,429,298)
Total change in net unrealized appreciation (depreciation)		915,512,597
Net gain (loss)		2,166,091,368
Net increase (decrease) in net assets resulting from operations		$ 2,425,443,387

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended May 31, 2015	Year ended May 31, 2014
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 259,352,019	$ 128,802,429
Net realized gain (loss)	1,250,578,771	1,132,255,268
Change in net unrealized appreciation (depreciation)	915,512,597	942,919,345
Net increase (decrease) in net assets resulting from operations	2,425,443,387	2,203,977,042
Distributions to shareholders from net investment income	(205,800,317)	(112,933,221)
Distributions to shareholders from net realized gain	(1,045,352,295)	(760,437,679)
Total distributions	(1,251,152,612)	(873,370,900)
Share transactions Proceeds from sales of shares	11,425,710,248	3,657,488,864
Reinvestment of distributions	1,248,026,231	871,560,560
Cost of shares redeemed	(3,547,604,002)	(2,447,893,606)
Net increase (decrease) in net assets resulting from share transactions	9,126,132,477	2,081,155,818
Total increase (decrease) in net assets	10,300,423,252	3,411,761,960

Net Assets
Beginning of period	14,197,329,318	10,785,567,358
End of period (including undistributed net investment income of $97,498,223 and undistributed net investment income of $49,931,138, respectively)	$ 24,497,752,570	$ 14,197,329,318
Other Information Shares
Sold	754,035,975	250,831,274
Issued in reinvestment of distributions	80,378,349	61,786,482
Redeemed	(226,738,395)	(170,886,878)
Net increase (decrease)	607,675,929	141,730,878

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights

Years ended May 31,	2015	2014	2013	2012	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 15.56	$ 14.00	$ 11.28	$ 12.06	$ 9.74
Income from Investment Operations
Net investment income (loss) B	.19	.16	.17	.13	.10
Net realized and unrealized gain (loss)	1.51	2.52	2.89	(.56)	2.32
Total from investment operations	1.70	2.68	3.06	(.43)	2.42
Distributions from net investment income	(.16)	(.14)	(.16)	(.12)	(.08)
Distributions from net realized gain	(.98)	(.98)	(.18)	(.23)	(.02)
Total distributions	(1.14)	(1.12)	(.34)	(.35)	(.10)
Net asset value, end of period	$ 16.12	$ 15.56	$ 14.00	$ 11.28	$ 12.06
Total ReturnA	11.37%	20.15%	27.75%	(3.58)%	24.93%
Ratios to Average Net AssetsC,D
Expenses before reductions	.42%	.46%	.44%	.41%	.41%
Expenses net of fee waivers, if any	.17%	.20%	.19%	.16%	.15%
Expenses net of all reductions	.17%	.20%	.19%	.16%	.15%
Net investment income (loss)	1.22%	1.07%	1.36%	1.20%	.90%
Supplemental Data
Net assets, end of period (000 omitted)	$ 24,497,753	$ 14,197,329	$ 10,785,567	$ 8,064,341	$ 8,524,136
Portfolio turnover rateE	104%	109%	73%	64%, F	54%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund. Fees and expenses of the Underlying Funds are not included in the Fund's annualized ratios. The Fund indirectly bears its proportionate share of the expenses of the Underlying Funds.

E Amount does not include the portfolio activity of any Underlying Funds.

F Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended May 31, 2015

1. Organization.

Strategic Advisers Core Fund (the Fund) is a fund of Fidelity Rutland Square Trust II (the Trust), and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust. The Fund is offered exclusively to clients of Strategic Advisers, Inc. (Strategic Advisers), an affiliate of Fidelity Management & Research Company (FMR).

2. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Strategic Advisers Fair Value Committee (the Committee). In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

Annual Report

Notes to Financial Statements - continued

2. Significant Accounting Policies - continued

Investment Valuation - continued

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds and U.S. government and government agency obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances. Exchange-Traded Funds (ETFs) are valued at their last sale price or official closing price as reported by a third

Annual Report

2. Significant Accounting Policies - continued

Investment Valuation - continued

party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day but the exchange reports a closing bid level,

ETFs are valued at the closing bid and would be categorized as Level 1 in the hierarchy. In the event there was no closing bid, ETFs may be valued by another method that the Board believes reflects fair value in accordance with the Board's fair value pricing policies and may be categorized as Level 2 in the hierarchy.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy. If an unaffiliated open-end mutual fund's NAV is unavailable, shares of that fund may be valued by another method that the Board believes reflects fair value in accordance with the Board's fair value pricing policies and is categorized as Level 2 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of May 31, 2015, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified

Annual Report

Notes to Financial Statements - continued

2. Significant Accounting Policies - continued

Investment Transactions and Income - continued

cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Income and capital gain distributions from Underlying Funds and distributions from ETFs, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Strategic Advisers funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of May 31, 2015, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax

Annual Report

2. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to the short-term gain distributions from the Underlying Funds, futures transactions, foreign currency transactions, passive foreign investment companies (PFIC), market discount, partnerships, deferred trustees compensation and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 4,414,812,790
Gross unrealized depreciation	(296,832,975)
Net unrealized appreciation (depreciation) on securities	$ 4,117,979,815
Tax Cost	$ 20,401,295,036

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 268,748,668
Undistributed long-term capital gain	$ 766,750,826
Net unrealized appreciation (depreciation) on securities and other investments	$ 4,117,979,874

The tax character of distributions paid was as follows:

	May 31, 2015	May 31, 2014
Ordinary Income	$ 508,579,121	$ 281,306,670
Long-term Capital Gains	742,573,491	592,064,230
Total	$ 1,251,152,612	$ 873,370,900

Annual Report

Notes to Financial Statements - continued

2. Significant Accounting Policies - continued

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

New Accounting Pronouncement. In June 2014, the Financial Accounting Standards Board issued Accounting Standard Update No. 2014-11, Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures (the Update). The Update amends the accounting for certain repurchase agreements and expands disclosure requirements for reverse repurchase agreements, securities lending and other similar transactions. The disclosure requirements are effective for annual and interim reporting periods beginning after December 15, 2014. Management is currently evaluating the impact of the Update on the Fund's financial statements and related disclosures.

3. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk

Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Annual Report

3. Derivative Instruments - continued

Risk Exposures and the Use of Derivative Instruments - continued

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin for derivative instruments in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts." The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end and is representative of volume of activity during the period. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments.

During the period the Fund recognized net realized gain (loss) of $19,542,988 and a change in net unrealized appreciation (depreciation) of $(9,429,298) related to its investment in futures contracts. These amounts are included in the Statement of Operations.

Annual Report

Notes to Financial Statements - continued

4. Purchases and Sales of Investments.

Purchases and sales of securities (including the Underlying Fund shares and in-kind transactions), other than short-term securities, aggregated $30,392,971,840 and $21,424,119,743, respectively.

Exchanges In-Kind. During the period, the Fund redeemed 66,839,555 shares of JPMorgan U.S. Equity Fund - Select Class valued at $1,011,282,467 in exchange for cash and investments. Net realized gain of $50,950,721 on the redemption of JPMorgan U.S. Equity Fund - Select Class shares is included in the accompanying Statement of Operations as "Net realized gain (loss) on unaffiliated issuers." The Fund recognized net gains on the exchanges for federal income tax purposes.

5. Fees and Other Transactions with Affiliates.

Management Fee. Strategic Advisers (the investment adviser) provides the Fund with investment management related services. For these services, the Fund pays a monthly management fee to the investment adviser. The management fee is calculated by adding the annual management fee rate of .25% of the Fund's average net assets throughout the month payable to the investment adviser to the aggregate of the fee rates, payable monthly, to the Fund's sub-advisers. The Fund's maximum aggregate management fee will not exceed 1.00% of the Fund's average net assets. For the reporting period, the total annual management fee rate was .42% of the Fund's average net assets. The investment adviser pays all other expenses, except the compensation of the independent Trustees and certain other expenses such as interest expense, including commitment fees. The management fee is reduced by an amount equal to the fees and expenses paid by the Fund to the independent Trustees.

During the period, the investment adviser waived its management fee as described in the Expense Reductions Note.

Sub-Advisers. AllianceBernstein, L.P., Brandywine Global Investment Management, LLC, ClariVest Asset Management LLC, Cornerstone Investment Partners, LLC, First Eagle Investment Management, LLC, J.P. Morgan Investment Management, Inc., LSV Asset Management, OppenheimerFunds, Inc., Pyramis Global Advisors, LLC (an affiliate of the investment adviser) and T. Rowe Price Associates, Inc. each served as a sub-adviser for the Fund during the period. Sub-advisers provide discretionary investment advisory services for their allocated portion of the Fund's assets and are paid by the investment adviser and not the Fund for providing these services.

Aristotle Capital Management, LLC, Loomis Sayles & Company, L.P., Massachusetts Financial Services Company (MFS), Morgan Stanley Investment Management, Inc., Robeco Investment Management, Inc. (d/b/a Boston Partners) and Waddell & Reed Investment Management Co. have been retained to serve as a sub-adviser for the Fund.

Annual Report

5. Fees and Other Transactions with Affiliates - continued

Sub-Advisers - continued

As of the date of the report, however, these sub-advisers have not been allocated any portion of the Fund's assets. These sub-advisers in the future may provide discretionary investment advisory services for an allocated portion of the Fund's assets and will be paid by the investment adviser for providing these services.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $364,741 for the period.

Exchanges In-Kind. During the period, the Fund redeemed its interest in Fidelity Mega Cap Stock Fund in exchange for investments totaling $714,361,465. Net realized gain of $7,523,862 on the redemption of Fidelity Mega Cap Stock Fund shares is included in the accompanying Statement of Operations as "Net realized gain (loss) on affiliated issuers." The Fund recognized net gains on the exchanges for federal income tax purposes.

Other. During the period, the investment adviser reimbursed the Fund for certain losses in the amount of $31,246.

6. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Fidelity Cash Central Fund seeks preservation of capital and current income and is managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

Annual Report

Notes to Financial Statements - continued

7. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $24,734 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

8. Bank Borrowings.

The Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity requirements. The Fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. The average loan balance during the period for which loans were outstanding amounted to $54,082,500. The weighted average interest rate was .62%. The interest expense amounted to $1,865 under the bank borrowing program. At period end, there were no bank borrowings outstanding.

9. Expense Reductions.

The investment adviser has contractually agreed to waive the Fund's management fee in an amount equal to .25% of the Fund's average net assets until September 30, 2017. During the period, this waiver reduced the Fund's management fee by $53,108,976

In addition, the investment adviser has voluntarily agreed to waive a portion of the Fund's management fee. During the period, this waiver reduced the Fund's management fee by $554,853.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $124,720 for the period.

In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's management fee. During the period, these credits reduced the Fund's management fee by $649.

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10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

The Fund does not invest in the Underlying Funds for the purpose of exercising management or control; however, investments by the Fund within its principal investment strategies may represent a significant portion of an Underlying Fund's net assets. At the end of the period, the Fund was the owner of record of 10% or more of the total outstanding shares of the following Underlying Funds:

Consumer Discretionary Portfolio	31%
Fidelity Advisor Technology Fund	33%
Financial Services Portfolio	33%
Industrials Portfolio	26%
Telecommunications Portfolio	15%

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Rutland Square Trust II and the Shareholders of Strategic Advisers Core Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Strategic Advisers Core Fund (a fund of Fidelity Rutland Square Trust II) at May 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Strategic Advisers Core Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 2015 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

July 21, 2015

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. If the interests of the fund and an underlying Fidelity fund were to diverge, a conflict of interest could arise and affect how the Trustees and Member of the Advisory Board fulfill their fiduciary duties to the affected funds. Strategic Advisers has structured the fund to avoid these potential conflicts, although there may be situations where a conflict of interest is unavoidable. In such instances, Strategic Advisers, the Trustees, and Member of the Advisory Board would take reasonable steps to minimize and, if possible, eliminate the conflict. Each of the Trustees oversees 18 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. The officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee may also engage professional search firms to help identify potential Independent Trustee candidates with experience, qualifications, attributes, and skills consistent with the Statement of Policy. Additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, may be considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

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In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Roger T. Servison is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ralph F. Cox serves as the lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees asset allocation funds. Other boards oversee Fidelity's investment-grade bond, money market, and asset allocation funds and Fidelity's equity and high income funds. The fund may invest in Fidelity funds overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues.

The Trustees primarily operate as a full Board, but also operate in committees, to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board has charged Strategic Advisers and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through Strategic Advisers, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. Board oversight of different aspects of the fund's activities is exercised primarily through the full Board, but also through the Audit and Compliance Committee. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate. The responsibilities of each committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

Trustees and Officers - continued

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-3455.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Roger T. Servison (1945)
Year of Election or Appointment: 2006 Trustee Chairman of the Board of Trustees

Mr. Servison also serves as Trustee of other funds. Mr. Servison serves as President of Strategic New Business Development for Fidelity Investments and serves as a Director of Strategic Advisers (investment adviser firm). Previously, Mr. Servison oversaw Fidelity Investments Life Insurance Company (2005-2006) and Strategic Advisers (2005-2007). Mr. Servison also served as President and a Director of Fidelity Brokerage Services (Japan), LLC (1994-2004).

Derek L. Young (1964)
Year of Election or Appointment: 2012 Trustee

Mr. Young also serves as Trustee or an officer of other funds. He is President and a Director of Strategic Advisers, Inc. (investment adviser firm, 2011-present), President of Fidelity Global Asset Allocation (GAA) (2011-present), and Vice Chairman of Pyramis Global Advisors, LLC (investment adviser firm, 2011-present). Previously, Mr. Young served as Chief Investment Officer of GAA (2009-2011) and as a portfolio manager.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with Strategic Advisers.

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+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Peter C. Aldrich (1944)
Year of Election or Appointment: 2006 Trustee

Mr. Aldrich also serves as Trustee of other funds. Mr. Aldrich is a Director of the National Bureau of Economic Research and a Director of the funds of BlackRock Realty Group (2006-present). Previously, Mr. Aldrich served as a Trustee for the Fidelity Rutland Square Trust (2005-2010), a Managing Member of Poseidon, LLC (foreign private investment, 1998-2004), and Chairman and Managing Member of AEGIS, LLC (foreign private investment, 1997-2004). Mr. Aldrich also served as Faculty Chairman of The Research Council on Global Investment of The Conference Board (business and professional education non-profit, 1999-2004). Mr. Aldrich is a Member of the Boards of Trustees of the Museum of Fine Arts Boston and Massachusetts Eye and Ear Infirmary and an Overseer of the Longy School of Music.

Amy Butte Liebowitz (1968)
Year of Election or Appointment: 2011 Trustee

Ms. Butte Liebowitz also serves as Trustee of other funds. Ms. Butte Liebowitz was the founder and Chief Executive Officer of TILE Financial (financial internet service, 2008-2012). Previously, Ms. Butte Liebowitz served as the Chief Financial Officer and member of the Board of Directors of MF Global (broker-dealer, 2006-2008), and Chief Financial Officer and Executive Vice President of the New York Stock Exchange (2004-2006). Ms. Butte Liebowitz is a member of the Boards of Directors of Accion International and the New York Women's Forum, as well as an alumna of the World Economic Forum's Young Global Leader program.

Ralph F. Cox (1932)
Year of Election or Appointment: 2006 Trustee

Mr. Cox also serves as Trustee of other funds. Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Mr. Cox is a Director of Abraxas Petroleum (exploration and production). Mr. Cox is a member of the Advisory Boards of the Business and Engineering Schools of Texas A&M University and the Engineering School of University of Texas at Austin. Previously, Mr. Cox served as a Trustee for the Fidelity Rutland Square Trust (2005-2010) and as an Advisory Director of CH2M Hill Companies (engineering, 1981-2011). Mr. Ralph F. Cox and Mr. Howard E. Cox, Jr. are not related.

Mary C. Farrell (1949)
Year of Election or Appointment: 2013 Trustee

Ms. Farrell also serves as Trustee or Member of the Advisory Board of other funds. Ms. Farrell is a Director of the W.R. Berkley Corporation (insurance provider) and President (2009-present) and Director (2006-present) of the Howard Gilman Foundation (charitable organization). Previously, Ms. Farrell was Managing Director and Chief Investment Strategist at UBS Wealth Management USA and Co-Head of UBS Wealth Management Investment Strategy & Research Group (2003-2005). Ms. Farrell also served as Investment Strategist at PaineWebber (1982-2000) and UBS PaineWebber (2000-2002). Ms. Farrell also serves as Trustee on the Board of Overseers of the New York University Stern School of Business, and as Chairman of the Board of Trustees of Yale-New Haven Hospital.

Karen Kaplan (1960)
Year of Election or Appointment: 2006 Trustee

Ms. Kaplan also serves as Trustee of other funds. Ms. Kaplan is Chief Executive Officer (2013-present) and President (2007-present) of Hill Holliday (advertising and specialized marketing). Ms. Kaplan is a Director of Vera Bradley (2012-present), Member of the Board of Governors of the Chief Executives' Club of Boston (2010-present), Chairman (2012-2014) and Member (2006-present) of the Executive Committee of the Greater Boston Chamber of Commerce, Member of the Board of Directors of Jobs for Massachusetts (2012-present), Member of the National Association of Corporate Directors Chapter (2012-present), and Member of the Board of Directors of the Post Office Square Trust (2012-present). She is also a member of the Clinton Global Initiative, an action oriented community of the most effective CEOs, heads of state, Nobel Prize winners, and non-governmental leaders in the world. Previously, Ms. Kaplan served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010), Director of DSM (dba Dental and DentaQuest) (2004-2014), Member of the Board of Directors of the Massachusetts Conference for Women (2008-2014), President of the Massachusetts Women's Forum (2008-2010), Treasurer of the Massachusetts Women's Forum (2002-2006), Vice Chair of the Board of the Massachusetts Society for the Prevention of Cruelty to Children (2003-2010), Director of United Way of Massachusetts Bay (2004-2006), Director of ADVO (direct mail marketing, 2003-2007), and Director of Tweeter Home Entertainment Group (2006-2007).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Trustees and Officers - continued

Advisory Board Member and Officers:

Correspondence intended for each officer and Howard E. Cox, Jr. may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation
Howard E. Cox, Jr. (1944)
Year of Election or Appointment: 2009 Member of the Advisory Board

Mr. Cox also serves as Member of the Advisory Board of other funds. Mr. Cox is a Member of the Advisory Board of Devonshire Investors (2009-present). Mr. Cox serves as an Advisory Partner of Greylock (venture capital) and a Director of Stryker Corporation (medical products and services). Previously, Mr. Cox served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010) and a Member of the Secretary of Defense's Business Board of Directors (2008-2010). Mr. Howard E. Cox, Jr. and Mr. Ralph F. Cox are not related.

Elizabeth Paige Baumann (1968)
Year of Election or Appointment: 2012 Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (diversified financial services company, 2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Brian Blackburn (1975)
Year of Election or Appointment: 2014 Assistant Secretary
Mr. Blackburn also serves as an officer of other funds. Mr. Blackburn serves as Vice President & Associate General Counsel (2013-present) and is an employee of Fidelity Investments (2007-present).
Jonathan Davis (1968)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)
Year of Election or Appointment: 2011 Vice President and Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)
Year of Election or Appointment: 2012 Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John Hitt (1967)
Year of Election or Appointment: 2014 Secretary and Chief Legal Officer

Mr. Hitt also serves as an officer of other funds. Mr. Hitt serves as Senior Vice President and Deputy General Counsel in Fidelity's Asset Management Group (2010-present) and is an employee of Fidelity Investments.

Kenneth B. Robins (1969)
Year of Election or Appointment: 2010 President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Nicholas E. Steck (1964)
Year of Election or Appointment: 2009 Chief Financial Officer

Mr. Steck also serves as Chief Financial Officer of other funds. Mr. Steck serves as Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2008-present) and is an employee of Fidelity Investments. During the period 2002 to 2009, Mr. Steck served as a Compliance Officer of FMR (investment adviser firm), Fidelity Investments Money Management, Inc. (investment adviser firm), FMR LLC (diversified financial management company), Fidelity Research & Analysis (U.K.) Inc. (investment adviser firm), Fidelity Management & Research (Hong Kong) Limited (investment adviser firm), and Fidelity Management & Research (Japan) Inc. (investment adviser firm).

Bruce Treff (1966)
Year of Election or Appointment: 2013 Chief Compliance Officer

Mr. Treff also serves as Compliance Officer of other funds. Mr. Treff serves as Senior Vice President of Asset Management Compliance (2013-present). Prior to joining Fidelity Investments, Mr. Treff served as Managing Director of Citibank, N.A. (2005-2013).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Strategic Advisers Core Fund voted to pay on July 13, 2015, to shareholders of record at the opening of business on July 10, 2015, a distribution of $0.617 per share derived from capital gains realized from sales of portfolio securities and a dividend of $0.065 per share from net investment income.

The fund hereby designates as a capital gain dividend with respect to the taxable year ended May 31st, 2015, $914,554,572 , or, if subsequently determined to be different, the net capital gain of such year.

The fund designates 25% and 66% of the dividends distributed in July and December, respectively, during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

The fund designates 29% and 70% of the dividends distributed in July and December, respectively, during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2016 of amounts for use in preparing 2015 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Strategic Advisers Core Fund

On December 2, 2014, the Board of Trustees, including the Independent Trustees (together, the Board) voted at an in-person meeting to approve an investment advisory agreement (the Sub-Advisory Agreement) with Loomis Sayles & Company, L.P. (New Sub-Adviser) for the fund.

The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, considered a broad range of information it believed relevant to the approval of the Sub-Advisory Agreement.

In considering whether to approve the Sub-Advisory Agreement, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the approval of the Sub-Advisory Agreement is in the best interests of the fund and its shareholders and that the approval of such agreement does not involve a conflict of interest from which Strategic Advisers, Inc. (Strategic Advisers) or its affiliates derive an inappropriate advantage. Also, the Board found that the advisory fees to be charged under the Sub-Advisory Agreement bear a reasonable relationship to the services to be rendered and will be based upon services provided that will be in addition to, rather than duplicative of services provided under the advisory contract of any underlying fund in which the fund may invest. The Board's decision to approve the Sub-Advisory Agreement was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board.

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the New Sub-Adviser, including the backgrounds of its investment personnel, and also took into consideration the fund's investment objective, strategies and related investment philosophy and current sub-adviser line-up. The Board also considered the structure of the New Sub-Adviser's portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the general qualifications and capabilities of the New Sub-Adviser's investment staff, its use of technology, and the New Sub-Adviser's approach to managing and compensating investment personnel. The Board noted that the New Sub-Adviser's analysts have extensive resources, tools and capabilities which allow them to conduct sophisticated fundamental and/or quantitative analysis. Additionally, in their deliberations, the Board considered the New Sub-Adviser's trading capabilities and resources which are integral parts of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory services to be performed by the New Sub-Adviser under the Sub-Advisory Agreement and (ii) the resources to be devoted to the fund's compliance policies and procedures.

Annual Report

Investment Performance. The Board also considered the historical investment performance of the New Sub-Adviser and the portfolio managers in managing accounts under a similar investment mandate.

Based on its review, the Board concluded that the nature, extent, and quality of services that will be provided to the fund under the Sub-Advisory Agreement should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Fund Expenses. In reviewing the Sub-Advisory Agreement, the Board considered the amount and nature of fees to be paid by the fund to the fund's investment adviser, Strategic Advisers, the amount and nature of fees to be paid by Strategic Advisers to the New Sub-Adviser and the projected change in the fund's total operating expenses as a result of hiring the New Sub-Adviser. The Board noted that the fund's maximum aggregate annual management fee rate may not exceed 1.00% of the fund's average daily net assets and that the Sub-Advisory Agreements will not result in a change to the maximum aggregate annual management fee payable by the fund or Strategic Advisers' portion of the management fee. The Board considered Strategic Advisers' contractual agreement to waive its 0.25% portion of the fund's management fee through September 30, 2017. In addition, the Board considered that Strategic Advisers' portion of the management fee paid to Strategic Advisers will continue to be all-inclusive and that Strategic Advisers will continue to pay the fund's operating expenses, with certain limited exceptions, out of its portion of the management fee.

Based on its review, the Board concluded that the fund's management fee structure and any changes to projected total expenses bear a reasonable relationship to the services that the fund and its shareholders will receive and the other factors considered.

Because the Sub-Advisory Agreement was negotiated at arm's length and will have no impact on the maximum management fees payable by the fund, the Board did not consider the costs of services and profitability to be significant factors in its decision to approve the Sub-Advisory Agreement.

Potential Fall-Out Benefits. The Board considered that it reviews information regarding the potential of direct and indirect benefits to Strategic Advisers and its affiliates from their relationships with the fund, including non-advisory fee compensation paid to affiliates of Strategic Advisers, if any, during its annual renewal of the fund's advisory agreement with Strategic Advisers. With respect to the New Sub-Adviser, the Board considered management's representation that it does not anticipate that the hiring of the New Sub-Adviser will have a material impact on the potential for fall-out benefits to Strategic Advisers or its affiliates.

Possible Economies of Scale. The Board considered that it reviews whether there have been economies of scale in connection with the management of the fund during its annual renewal of the fund's advisory agreement with Strategic Advisers and the fund's sub-advisory agreements. The Board noted that the Sub-Advisory Agreement provides for breakpoints as the fund's assets grow and noted that any potential decline in sub-advisory fees will accrue directly to shareholders.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Conclusion. Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the Sub-Advisory Agreement's fee structure bears a reasonable relationship to the services to be rendered and that the Sub-Advisory Agreement should be approved because the agreement is in the best interests of the fund and its shareholders. The Board also concluded that the sub-advisory fees to be charged thereunder will be based on services provided that will be in addition to, rather than duplicative of services provided under the advisory contract of any underlying fund in which the fund may invest. In addition, the Board concluded that the approval of the Sub-Advisory Agreement does not involve a conflict of interest from which Strategic Advisers or its affiliates derive an inappropriate advantage.

Board Approval of Investment Advisory Contract and Management Fees

Strategic Advisers Core Fund

On March 5, 2015, the Board of Trustees, including the Independent Trustees (together, the Board) voted at an in-person meeting to approve an investment advisory agreement (the Sub-Advisory Agreement) with J.P. Morgan Investment Management Inc. (New Sub-Adviser) for the fund.

The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, considered a broad range of information it believed relevant to the approval of the Sub-Advisory Agreement.

In considering whether to approve the Sub-Advisory Agreement, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the approval of the Sub-Advisory Agreement is in the best interests of the fund and its shareholders and that the approval of such agreement does not involve a conflict of interest from which Strategic Advisers, Inc. (Strategic Advisers) or its affiliates derive an inappropriate advantage. Also, the Board found that the advisory fees to be charged under the Sub-Advisory Agreement bear a reasonable relationship to the services to be rendered and will be based upon services provided that will be in addition to, rather than duplicative of services provided under the advisory contract of any underlying fund in which the fund may invest. The Board's decision to approve the Sub-Advisory Agreement was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board.

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the New Sub-Adviser, including the backgrounds of its investment personnel, and also took into consideration the fund's investment objective, strategies and related investment philosophy and current sub-adviser line-up. The Board also considered the structure of the New Sub-Adviser's portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Annual Report

Resources Dedicated to Investment Management and Support Services. The Board reviewed the general qualifications and capabilities of the New Sub-Adviser's investment staff, its use of technology, and the New Sub-Adviser's approach to managing and compensating investment personnel. The Board noted that the New Sub-Adviser's analysts have extensive resources, tools and capabilities which allow them to conduct sophisticated fundamental and/or quantitative analysis. Additionally, in their deliberations, the Board considered the New Sub-Adviser's trading capabilities and resources which are integral parts of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory services to be performed by the New Sub-Adviser under the Sub-Advisory Agreement and (ii) the resources to be devoted to the fund's compliance policies and procedures.

Investment Performance. The Board also considered the historical investment performance of the New Sub-Adviser and the portfolio managers in managing accounts under a similar investment mandate.

Based on its review, the Board concluded that the nature, extent, and quality of services that will be provided to the fund under the Sub-Advisory Agreement should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Fund Expenses. In reviewing the Sub-Advisory Agreement, the Board considered the amount and nature of fees to be paid by the fund to the fund's investment adviser, Strategic Advisers, the amount and nature of fees to be paid by Strategic Advisers to the New Sub-Adviser and the projected change in the fund's total operating expenses as a result of hiring the New Sub-Adviser. The Board noted that the fund's maximum aggregate annual management fee rate may not exceed 1.00% of the fund's average daily net assets and that the Sub- Advisory Agreement will not result in a change to the maximum aggregate annual management fee payable by the fund or Strategic Advisers' portion of the management fee. The Board considered Strategic Advisers' contractual agreement to waive its 0.25% portion of the fund's management fee through September 30, 2017. In addition, the Board considered that Strategic Advisers' portion of the management fee paid to Strategic Advisers will continue to be all-inclusive and that Strategic Advisers will continue to pay the fund's operating expenses, with certain limited exceptions, out of its portion of the management fee.

Based on its review, the Board concluded that the fund's management fee structure and any changes to projected total expenses bear a reasonable relationship to the services that the fund and its shareholders will receive and the other factors considered.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Because the Sub-Advisory Agreement was negotiated at arm's length and will have no impact on the maximum management fees payable by the fund, the Board did not consider the costs of services and profitability to be significant factors in its decision to approve the Sub-Advisory Agreement.

Potential Fall-Out Benefits. The Board considered that it reviews information regarding the potential of direct and indirect benefits to Strategic Advisers and its affiliates from their relationships with the fund, including non-advisory fee compensation paid to affiliates of Strategic Advisers, if any, during its annual renewal of the fund's advisory agreement with Strategic Advisers. With respect to the New Sub-Adviser, the Board considered management's representation that it does not anticipate that the hiring of the New Sub-Adviser will have a material impact on the potential for fall-out benefits to Strategic Advisers or its affiliates.

Possible Economies of Scale. The Board considered that it reviews whether there have been economies of scale in connection with the management of the fund during its annual renewal of the fund's advisory agreement with Strategic Advisers and the fund's sub-advisory agreements. The Board noted that the Sub-Advisory Agreement provides for breakpoints as the fund's assets grow and noted that any potential decline in sub-advisory fees will accrue directly to shareholders.

Conclusion. Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the Sub-Advisory Agreement's fee structure bears a reasonable relationship to the services to be rendered and that the Sub-Advisory Agreement should be approved because the agreement is in the best interests of the fund and its shareholders. The Board also concluded that the sub-advisory fees to be charged thereunder will be based on services provided that will be in addition to, rather than duplicative of services provided under the advisory contract of any underlying fund in which the fund may invest. In addition, the Board concluded that the approval of the Sub-Advisory Agreement does not involve a conflict of interest from which Strategic Advisers or its affiliates derive an inappropriate advantage.

Annual Report

Investment Adviser

Strategic Advisers, Inc.
Boston, MA

Investment Sub-Advisers

AllianceBernstein L.P.

Aristotle Capital Management, LLC

Brandywine Global Investment Management, LLC

ClariVest Asset Management LLC

Cornerstone Investment Partners, LLC

First Eagle Investment Management, LLC

JP Morgan Investment Management Inc.

Loomis, Sayles & Company, L.P.

LSV Asset Management

Massachusetts Financial Services Company

Morgan Stanley Investment Management, Inc.

OppenheimerFunds, Inc.

Pyramis Global Advisors, LLC

Robeco Investment Management, Inc.
doing business as Boston Partners

T. Rowe Price Associates, Inc.

Waddell & Reed Investment Management Company

General Distributor

Fidelity Distributors Corporation
Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

The Bank of New York Mellon

New York, NY

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
245 Summer St., Boston, MA 02210
www.fidelity.com

SAI-COR-UANN-0715
1.922644.105

Strategic Advisers®
Growth Multi-Manager Fund

Annual Report

May 31, 2015

(Fidelity Cover Art)

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-835-5095 (plan accounts) or 1-800-544-3455 (all other accounts) to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2015 FMR LLC. All rights reserved.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended May 31, 2015	Past 1 year	Life of fund A
Strategic Advisers® Growth Multi-Manager Fund	13.15%	17.66%

A From November 16, 2011.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Strategic Advisers® Growth Multi-Manager Fund, a class of the fund, on November 16, 2011, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the Russell 1000® Growth Index performed over the same period.
Annual Report

Management's Discussion of Fund Performance

Market Recap: The U.S. equity market hit fresh new highs in extending its bull run during the 12 months ending May 31, 2015, as stocks continued to hold appeal over bonds amid a supportive cyclical backdrop and low, but rising market interest rates. The S&P 500® Index returned 11.81%, continuing its climb despite pockets of higher volatility along the way. Growth stocks broadly outperformed value-oriented names on prospects for accelerated U.S. economic growth. Accordingly, the tech-stock-heavy and growth-oriented Nasdaq Composite Index® rose 20.89%. The Russell 2000® Index advanced 11.32%, as small-caps rallied in the latter half of the period, partly due to their lower exposure to global-growth headwinds and the stronger dollar. Sector performance was broadly positive but varied greatly, as the effects on profitability from lower oil prices and a stronger greenback helped disperse returns across and within sectors. Within the broad S&P 500®, health care (+27%) led the way, lifted by strong product innovation and merger-and-acquisition activity. Information technology (+19%) and consumer discretionary (+18%) also had a strong year. On the other end of the spectrum, energy (-15%) was the sole sector to lose ground, reflecting a sharp drop in crude oil prices beginning in mid-2014, due to weaker global demand and a U.S. supply boom.

Comments from Portfolio Manager John Stone: For the year, the Fund's share classes lagged the Russell 1000® Growth Index. (For specific class-level results, please see the Performance section of this report.) The Fund's relative underperformance was primarily due to one underlying manager's style being out of favor, along with adverse stock selection by this manager and two others. Sub-adviser Pyramis Global Advisors was the biggest relative detractor because the valuation emphasis inherent in its GARP ("growth at a reasonable price") strategy was out of step with market leadership. Morgan Stanley Investment Management significantly lagged the Russell index due to unfavorable stock picks in the consumer and technology sectors, along with underweighting the strong-performing biotechnology industry. Massachusetts Financial Services also detracted because of weak selections in consumer discretionary and biotech. On the plus side, ClariVest Asset Management's momentum bias benefited from a rising market, and yielded solid choices in consumer staples. Fidelity® Blue Chip Growth Fund - a new addition to the Fund's portfolio this year - also contributed, as its aggressive-growth style resulted in productive selections in technology and health care. During the period, we hired Loomis, Sayles & Company as a sub-advisor.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (December 1, 2014 to May 31, 2015).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition to the direct expenses incurred by the Fund presented in the table, as a shareholder of the underlying mutual funds and exchange-traded funds (ETFs) (the Underlying Funds), the Fund also indirectly bears its proportionate share of the expenses of the Underlying Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition to the direct expenses incurred by the Fund presented in the table, as a shareholder of the Underlying Funds, the Fund also indirectly bears its proportionate share of the expenses of the Underlying Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Annual Report

Shareholder Expense Example - continued

	Annualized Expense RatioB	Beginning Account Value December 1, 2014	Ending Account Value May 31, 2015	Expenses Paid During Period* December 1, 2014 to May 31, 2015
Growth Multi-Manager	.77%
Actual		$ 1,000.00	$ 1,043.90	$ 3.92
HypotheticalA		$ 1,000.00	$ 1,021.09	$ 3.88
Class F	.69%
Actual		$ 1,000.00	$ 1,044.50	$ 3.52
HypotheticalA		$ 1,000.00	$ 1,021.49	$ 3.48
Class L	.76%
Actual		$ 1,000.00	$ 1,043.80	$ 3.87
HypotheticalA		$ 1,000.00	$ 1,021.14	$ 3.83
Class N	1.01%
Actual		$ 1,000.00	$ 1,042.40	$ 5.14
HypotheticalA		$ 1,000.00	$ 1,019.90	$ 5.09

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). The fees and expenses of the Underlying Funds in which the Fund invests are not included in each Class' annualized expense ratio.

Annual Report

Investment Changes (Unaudited)

The information in the following tables is based on the direct investments of the Fund.
Top Ten Holdings as of May 31, 2015
(excluding cash equivalents)	% of fund's net assets	% of fund's net assets 6 months ago
Apple, Inc.	5.7	5.6
Fidelity Blue Chip Growth Fund	5.0	5.0
Gilead Sciences, Inc.	2.5	2.5
Home Depot, Inc.	2.0	1.7
Visa, Inc. Class A	1.7	1.3
Google, Inc. Class A	1.7	1.7
Facebook, Inc. Class A	1.6	1.5
Google, Inc. Class C	1.5	1.5
Biogen, Inc.	1.3	1.1
Amazon.com, Inc.	1.2	0.4
	24.2
Top Five Market Sectors as of May 31, 2015
(Stocks only)	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	30.1	27.9
Consumer Discretionary	18.1	17.1
Health Care	17.4	15.7
Consumer Staples	8.2	8.2
Industrials	7.4	10.0
Asset Allocation (% of fund's net assets)
As of May 31, 2015	As of November 30, 2014
Stocks 92.0%	Stocks 90.4%
Large Growth Funds 5.1%	Large Growth Funds 5.1%
Short-Term Investments and Net Other Assets (Liabilities) 2.9%	Short-Term Investments and Net Other Assets (Liabilities) 4.5%

Asset allocations of equity funds in the pie charts reflect the categorizations of assets as defined by Morningstar as of the reporting dates indicated above.

Annual Report

Investments May 31, 2015

Showing Percentage of Net Assets

Common Stocks - 91.8%
	Shares	Value
CONSUMER DISCRETIONARY - 17.9%
Auto Components - 0.4%
Lear Corp.	2,494	$ 289,354
Automobiles - 0.5%
General Motors Co.	2,744	98,702
Tesla Motors, Inc. (a)	842	211,174
		309,876
Hotels, Restaurants & Leisure - 3.0%
Brinker International, Inc.	1,822	100,538
Carnival Corp. unit	1,686	78,112
Chipotle Mexican Grill, Inc. (a)	34	20,928
Darden Restaurants, Inc.	1,375	90,118
Dunkin' Brands Group, Inc.	2,446	130,519
Hilton Worldwide Holdings, Inc. (a)	11,410	330,434
Las Vegas Sands Corp.	1,276	64,859
Marriott International, Inc. Class A	1,000	77,990
McDonald's Corp.	2,000	191,860
Panera Bread Co. Class A (a)	631	114,842
Royal Caribbean Cruises Ltd.	2,182	165,788
Starbucks Corp.	3,580	186,017
Wyndham Worldwide Corp.	1,639	139,167
Yum! Brands, Inc.	3,062	275,917
		1,967,089
Household Durables - 0.8%
Harman International Industries, Inc.	1,886	227,301
Mohawk Industries, Inc. (a)	436	81,375
PulteGroup, Inc.	4,116	78,945
Whirlpool Corp.	580	106,865
		494,486
Internet & Catalog Retail - 2.0%
Amazon.com, Inc. (a)	1,868	801,802
Expedia, Inc.	873	93,638
Groupon, Inc. Class A (a)	3,911	24,952
Priceline Group, Inc. (a)	211	247,300
TripAdvisor, Inc. (a)	316	24,098
Vipshop Holdings Ltd. ADR (a)	1,931	48,217
Zalando SE (a)	987	31,870
zulily, Inc. Class A (a)	1,674	22,139
		1,294,016
Leisure Products - 0.2%
Polaris Industries, Inc.	680	97,274
Common Stocks - continued
	Shares	Value
CONSUMER DISCRETIONARY - continued
Media - 3.5%
CBS Corp. Class B	1,741	$ 107,455
Charter Communications, Inc. Class A (a)	829	148,408
Comcast Corp. Class A	12,942	756,589
DIRECTV (a)	986	89,765
Omnicom Group, Inc.	2,265	168,810
The Walt Disney Co.	4,100	452,517
Time Warner Cable, Inc.	1,117	202,054
Time Warner, Inc.	1,320	111,514
Viacom, Inc. Class B (non-vtg.)	3,870	258,826
		2,295,938
Multiline Retail - 0.5%
Kohl's Corp.	3,078	201,578
Macy's, Inc.	2,045	136,913
		338,491
Specialty Retail - 5.6%
American Eagle Outfitters, Inc.	8,274	135,445
AutoZone, Inc. (a)	921	620,404
Bed Bath & Beyond, Inc. (a)	1,486	105,982
Best Buy Co., Inc.	3,730	129,431
Foot Locker, Inc.	2,002	126,526
Home Depot, Inc.	11,451	1,275,870
L Brands, Inc.	1,689	146,132
Lowe's Companies, Inc.	4,208	294,476
O'Reilly Automotive, Inc. (a)	930	204,163
Ross Stores, Inc.	885	85,553
TJX Companies, Inc.	4,670	300,655
Ulta Salon, Cosmetics & Fragrance, Inc. (a)	1,520	231,982
		3,656,619
Textiles, Apparel & Luxury Goods - 1.4%
Hanesbrands, Inc.	5,294	168,667
lululemon athletica, Inc. (a)	1,050	62,780
Michael Kors Holdings Ltd. (a)	1,596	74,214
NIKE, Inc. Class B	4,565	464,124
Under Armour, Inc. Class A (sub. vtg.) (a)	1,506	118,085
		887,870
TOTAL CONSUMER DISCRETIONARY		11,631,013
Common Stocks - continued
	Shares	Value
CONSUMER STAPLES - 8.2%
Beverages - 2.5%
Anheuser-Busch InBev SA NV ADR	2,435	$ 293,564
Molson Coors Brewing Co. Class B	1,860	136,487
Monster Beverage Corp. (a)	1,518	193,211
PepsiCo, Inc.	7,277	701,721
SABMiller PLC sponsored ADR	1,640	88,183
The Coca-Cola Co.	4,785	195,994
		1,609,160
Food & Staples Retailing - 1.9%
CVS Health Corp.	7,029	719,629
Kroger Co.	5,414	394,139
Rite Aid Corp. (a)	16,700	145,624
		1,259,392
Food Products - 2.2%
Archer Daniels Midland Co.	5,392	284,967
Danone SA sponsored ADR	8,937	122,973
General Mills, Inc.	2,984	167,552
Kellogg Co.	2,490	156,297
Keurig Green Mountain, Inc.	1,097	94,605
Mead Johnson Nutrition Co. Class A	1,523	148,188
Mondelez International, Inc.	7,315	304,231
Tyson Foods, Inc. Class A	4,000	169,800
		1,448,613
Household Products - 0.4%
Colgate-Palmolive Co.	2,129	142,196
Procter & Gamble Co.	1,222	95,793
		237,989
Personal Products - 0.1%
Estee Lauder Companies, Inc. Class A	750	65,573
Tobacco - 1.1%
Altria Group, Inc.	1,628	83,354
Lorillard, Inc.	932	67,551
Philip Morris International, Inc.	6,736	559,560
		710,465
TOTAL CONSUMER STAPLES		5,331,192
ENERGY - 2.4%
Energy Equipment & Services - 0.7%
Cameron International Corp. (a)	1,806	92,702
Common Stocks - continued
	Shares	Value
ENERGY - continued
Energy Equipment & Services - continued
Halliburton Co.	2,800	$ 127,120
Schlumberger Ltd.	2,335	211,948
		431,770
Oil, Gas & Consumable Fuels - 1.7%
Apache Corp.	2,600	155,584
Cabot Oil & Gas Corp.	3,747	127,248
EOG Resources, Inc.	3,094	274,407
Marathon Petroleum Corp.	2,681	277,376
Occidental Petroleum Corp.	1,639	128,153
Tesoro Corp.	1,250	110,625
Valero Energy Corp.	1,179	69,844
		1,143,237
TOTAL ENERGY		1,575,007
FINANCIALS - 4.3%
Banks - 0.6%
JPMorgan Chase & Co.	5,793	381,064
Capital Markets - 0.4%
Goldman Sachs Group, Inc.	772	159,179
Greenhill & Co., Inc.	410	15,965
SEI Investments Co.	2,330	111,467
		286,611
Consumer Finance - 1.2%
American Express Co.	517	41,215
Capital One Financial Corp.	5,600	467,936
Discover Financial Services	4,310	251,144
		760,295
Diversified Financial Services - 0.4%
McGraw Hill Financial, Inc.	1,441	149,504
MSCI, Inc. Class A	2,469	153,201
		302,705
Insurance - 1.0%
Allstate Corp.	1,912	128,716
Everest Re Group Ltd.	639	115,985
FNF Group	2,617	99,341
MetLife, Inc.	1,171	61,196
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Insurance - continued
Prudential Financial, Inc.	1,769	$ 149,675
XL Group PLC Class A	2,295	86,476
		641,389
Real Estate Investment Trusts - 0.7%
American Tower Corp.	3,444	319,569
Iron Mountain, Inc.	3,553	129,578
		449,147
TOTAL FINANCIALS		2,821,211
HEALTH CARE - 17.4%
Biotechnology - 6.8%
Alexion Pharmaceuticals, Inc. (a)	1,803	295,404
Alnylam Pharmaceuticals, Inc. (a)	264	34,608
Amgen, Inc.	3,071	479,874
Biogen, Inc. (a)	2,049	813,433
BioMarin Pharmaceutical, Inc. (a)	1,742	218,743
Celgene Corp. (a)	6,499	743,746
Gilead Sciences, Inc.	14,663	1,646,215
Intercept Pharmaceuticals, Inc. (a)	32	8,166
Ironwood Pharmaceuticals, Inc. Class A (a)	2,290	32,312
Seattle Genetics, Inc. (a)	333	14,349
Vertex Pharmaceuticals, Inc. (a)	1,090	139,836
		4,426,686
Health Care Equipment & Supplies - 1.1%
Edwards Lifesciences Corp. (a)	604	78,955
Intuitive Surgical, Inc. (a)	397	193,637
Medtronic PLC	3,123	238,347
St. Jude Medical, Inc.	953	70,284
Varian Medical Systems, Inc. (a)	988	85,561
Zimmer Holdings, Inc.	489	55,790
		722,574
Health Care Providers & Services - 3.4%
Aetna, Inc.	1,507	177,781
Cardinal Health, Inc.	1,431	126,171
Centene Corp. (a)	1,757	132,372
Cigna Corp.	1,125	158,434
Express Scripts Holding Co. (a)	3,007	262,030
HCA Holdings, Inc. (a)	5,718	467,904
Common Stocks - continued
	Shares	Value
HEALTH CARE - continued
Health Care Providers & Services - continued
Laboratory Corp. of America Holdings (a)	1,040	$ 122,668
McKesson Corp.	2,051	486,559
UnitedHealth Group, Inc.	2,275	273,478
		2,207,397
Health Care Technology - 0.2%
athenahealth, Inc. (a)	1,148	133,857
Life Sciences Tools & Services - 1.5%
Agilent Technologies, Inc.	3,530	145,401
Illumina, Inc. (a)	1,781	367,028
Thermo Fisher Scientific, Inc.	3,531	457,724
		970,153
Pharmaceuticals - 4.4%
AbbVie, Inc.	3,310	220,413
Actavis PLC (a)	2,351	721,310
Bristol-Myers Squibb Co.	8,121	524,617
Endo Health Solutions, Inc. (a)	1,807	151,354
Merck & Co., Inc.	7,863	478,778
Novartis AG sponsored ADR	1,033	106,120
Novo Nordisk A/S Series B sponsored ADR	2,142	120,980
Pfizer, Inc.	3,389	117,768
Shire PLC sponsored ADR	970	252,346
Zoetis, Inc. Class A	3,008	149,708
		2,843,394
TOTAL HEALTH CARE		11,304,061
INDUSTRIALS - 7.4%
Aerospace & Defense - 2.8%
General Dynamics Corp.	1,634	229,021
Honeywell International, Inc.	2,186	227,781
L-3 Communications Holdings, Inc.	752	88,593
Northrop Grumman Corp.	1,344	213,938
Precision Castparts Corp.	439	92,906
Textron, Inc.	2,980	134,756
The Boeing Co.	2,221	312,095
TransDigm Group, Inc.	231	52,215
United Technologies Corp.	4,316	505,706
		1,857,011
Common Stocks - continued
	Shares	Value
INDUSTRIALS - continued
Air Freight & Logistics - 1.2%
Expeditors International of Washington, Inc.	2,187	$ 100,252
FedEx Corp.	1,664	288,238
United Parcel Service, Inc. Class B	3,387	336,058
XPO Logistics, Inc. (a)	514	25,268
		749,816
Airlines - 0.8%
Copa Holdings SA Class A	1,627	138,767
Delta Air Lines, Inc.	6,513	279,538
United Continental Holdings, Inc. (a)	1,657	90,456
		508,761
Commercial Services & Supplies - 0.1%
Stericycle, Inc. (a)	375	51,488
Electrical Equipment - 0.0%
SolarCity Corp. (a)	458	27,535
Industrial Conglomerates - 0.4%
Danaher Corp.	1,191	102,807
Roper Industries, Inc.	833	145,742
		248,549
Machinery - 0.5%
Caterpillar, Inc.	1,247	106,394
Colfax Corp. (a)	1,015	51,146
Cummins, Inc.	688	93,258
Trinity Industries, Inc.	2,548	76,415
		327,213
Professional Services - 0.4%
IHS, Inc. Class A (a)	881	108,715
Verisk Analytics, Inc. (a)	1,751	127,088
		235,803
Road & Rail - 1.2%
Canadian Pacific Railway Ltd.	1,763	290,507
Kansas City Southern	702	63,531
Union Pacific Corp.	4,510	455,104
		809,142
TOTAL INDUSTRIALS		4,815,318
INFORMATION TECHNOLOGY - 30.1%
Communications Equipment - 1.6%
Cisco Systems, Inc.	9,992	292,866
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - continued
Communications Equipment - continued
Juniper Networks, Inc.	2,185	$ 60,743
Palo Alto Networks, Inc. (a)	326	55,254
QUALCOMM, Inc.	9,619	670,252
		1,079,115
Electronic Equipment & Components - 0.3%
Corning, Inc.	5,718	119,621
Keysight Technologies, Inc. (a)	1,755	57,669
		177,290
Internet Software & Services - 7.2%
Alibaba Group Holding Ltd. sponsored ADR	1,170	104,504
Autohome, Inc. ADR Class A (a)	1,123	51,198
Dropbox, Inc. (a)(e)	1,585	25,994
eBay, Inc. (a)	4,310	264,462
Facebook, Inc. Class A (a)	13,450	1,065,106
Google, Inc.:
Class A (a)	1,982	1,080,824
Class C	1,881	1,000,899
IAC/InterActiveCorp	763	57,278
LendingClub Corp.	725	13,927
LinkedIn Corp. Class A (a)	2,434	474,460
MercadoLibre, Inc.	372	53,988
Pandora Media, Inc. (a)	2,382	44,472
SurveyMonkey (e)	1,159	19,332
Twitter, Inc. (a)	6,910	253,390
Yelp, Inc. (a)	575	27,548
Youku Tudou, Inc. ADR (a)	2,284	61,599
Zillow Group, Inc. (a)	1,190	108,754
		4,707,735
IT Services - 6.6%
Accenture PLC Class A	1,650	158,466
Alliance Data Systems Corp. (a)	1,611	480,126
Amdocs Ltd.	2,049	112,388
Automatic Data Processing, Inc.	362	30,955
Cognizant Technology Solutions Corp. Class A (a)	7,607	492,325
Fidelity National Information Services, Inc.	4,450	279,015
Fiserv, Inc. (a)	2,049	164,227
FleetCor Technologies, Inc. (a)	3,082	468,895
Gartner, Inc. Class A (a)	1,382	120,897
IBM Corp.	872	147,935
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - continued
IT Services - continued
MasterCard, Inc. Class A	7,630	$ 703,944
Visa, Inc. Class A	16,481	1,131,915
		4,291,088
Semiconductors & Semiconductor Equipment - 3.0%
Altera Corp.	203	9,917
Analog Devices, Inc.	4,146	281,762
Applied Materials, Inc.	6,697	134,811
ARM Holdings PLC sponsored ADR	1,551	82,622
Avago Technologies Ltd.	1,585	234,691
Broadcom Corp. Class A	4,039	229,617
Lam Research Corp.	3,403	279,897
Micron Technology, Inc. (a)	2,200	61,446
NXP Semiconductors NV (a)	2,687	301,616
Skyworks Solutions, Inc.	1,602	175,195
Texas Instruments, Inc.	2,732	152,773
		1,944,347
Software - 5.4%
Activision Blizzard, Inc.	5,820	147,013
Adobe Systems, Inc. (a)	2,680	211,961
Aspen Technology, Inc. (a)	3,390	145,092
Autodesk, Inc. (a)	1,558	84,366
Citrix Systems, Inc. (a)	2,123	138,016
Electronic Arts, Inc. (a)	3,194	200,439
FactSet Research Systems, Inc.	476	78,621
FireEye, Inc. (a)	2,642	123,038
Intuit, Inc.	1,709	177,992
Microsoft Corp.	12,270	574,972
NetSuite, Inc. (a)	440	41,105
Oracle Corp.	17,437	758,335
ServiceNow, Inc. (a)	1,661	127,249
SolarWinds, Inc. (a)	3,032	143,868
Splunk, Inc. (a)	2,469	166,954
Synopsys, Inc. (a)	2,494	124,426
Tableau Software, Inc. (a)	936	105,965
Workday, Inc. Class A (a)	1,718	135,585
Zynga, Inc. (a)	6,089	17,963
		3,502,960
Technology Hardware, Storage & Peripherals - 6.0%
3D Systems Corp. (a)	682	14,915
Apple, Inc.	28,271	3,683,136
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - continued
Technology Hardware, Storage & Peripherals - continued
NCR Corp. (a)	4,177	$ 125,519
Stratasys Ltd. (a)	234	8,321
Western Digital Corp.	855	83,243
		3,915,134
TOTAL INFORMATION TECHNOLOGY		19,617,669
MATERIALS - 3.0%
Chemicals - 2.8%
Ashland, Inc.	2,647	337,228
FMC Corp.	1,320	75,464
LyondellBasell Industries NV Class A	4,203	424,923
Monsanto Co.	1,700	198,866
PPG Industries, Inc.	1,849	423,218
Sherwin-Williams Co.	437	125,935
The Dow Chemical Co.	2,143	111,586
The Mosaic Co.	2,200	100,870
		1,798,090
Construction Materials - 0.1%
Eagle Materials, Inc.	916	76,468
Metals & Mining - 0.1%
Freeport-McMoRan, Inc.	3,690	72,509
TOTAL MATERIALS		1,947,067
TELECOMMUNICATION SERVICES - 1.0%
Diversified Telecommunication Services - 0.8%
Verizon Communications, Inc.	11,315	559,414
Wireless Telecommunication Services - 0.2%
SBA Communications Corp. Class A (a)	1,110	124,109
TOTAL TELECOMMUNICATION SERVICES		683,523
UTILITIES - 0.1%
Independent Power and Renewable Electricity Producers - 0.1%
The AES Corp.	5,378	73,141
TOTAL COMMON STOCKS (Cost $40,512,012)		59,799,202
Preferred Stocks - 0.2%
	Shares	Value
Convertible Preferred Stocks - 0.1%
CONSUMER DISCRETIONARY - 0.1%
Diversified Consumer Services - 0.1%
Airbnb, Inc. Series D (a)(e)	783	$ 30,208
Nonconvertible Preferred Stocks - 0.1%
CONSUMER DISCRETIONARY - 0.1%
Internet & Catalog Retail - 0.1%
Flipkart Series D (a)(e)	365	51,918
INFORMATION TECHNOLOGY - 0.0%
IT Services - 0.0%
Palantir Technologies, Inc.:
Series G (a)(e)	1,489	13,237
Series H (a)(e)	655	5,823
Series H1 (a)(e)	655	5,823
		24,883
TOTAL NONCONVERTIBLE PREFERRED STOCKS		76,801
TOTAL PREFERRED STOCKS (Cost $49,408)		107,009
Equity Funds - 5.1%

Large Growth Funds - 5.1%
Fidelity Blue Chip Growth Fund (c)	44,949	3,290,742
iShares Russell 1000 Growth Index ETF	438	44,137
TOTAL EQUITY FUNDS (Cost $2,933,746)		3,334,879
U.S. Treasury Obligations - 0.0%
	Principal Amount
U.S. Treasury Bills, yield at date of purchase 0.02% 6/11/15 to 8/13/15 (d) (Cost $29,999)	$ 30,000	30,000
Money Market Funds - 2.9%
	Shares	Value
Dreyfus Treasury & Agency Cash Management Fund Institutional Shares, 0.01% (b) (Cost $1,870,623)	1,870,623	$ 1,870,623
TOTAL INVESTMENT PORTFOLIO - 100.0% (Cost $45,395,788)		65,141,713
NET OTHER ASSETS (LIABILITIES) - 0.0%		(10,191)
NET ASSETS - 100%		$ 65,131,522
Futures Contracts
	Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation/ (Depreciation)
Purchased
Equity Index Contracts
8 ICE Russell 1000 Growth Index Contracts (United States)	June 2015	$ 808,560	$ 11,839
The face value of futures purchased as a percentage of net assets is 1.2%
Security Type Abbreviations
ETF	-	Exchange-Traded Fund
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end.
(c) Affiliated Fund
(d) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $30,000.

(e) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $152,335 or 0.2% of net assets.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost
Airbnb, Inc. Series D	4/16/14	$ 31,878
Dropbox, Inc.	5/1/12 - 5/25/12	$ 14,349
Flipkart Series D	10/4/13	$ 8,376
Palantir Technologies, Inc. Series G	7/19/12	$ 4,556
Palantir Technologies, Inc. Series H	10/25/13	$ 2,299
Palantir Technologies, Inc. Series H1	10/25/13	$ 2,299
SurveyMonkey	11/25/14	$ 19,066
Affiliated Underlying Funds
Information regarding the Fund's fiscal year to date purchases and sales of the affiliated Underlying Funds and income earned by the Fund from investments in affiliated Underlying Funds is as follows:
Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Fidelity Blue Chip Growth Fund	$ -	$ 3,026,789	$ 120,970	$ 1,168	$ 3,290,742
Other Information

The following is a summary of the inputs used, as of May 31, 2015, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 11,713,139	$ 11,631,013	$ -	$ 82,126
Consumer Staples	5,331,192	5,331,192	-	-
Energy	1,575,007	1,575,007	-	-
Financials	2,821,211	2,821,211	-	-
Health Care	11,304,061	11,304,061	-	-
Industrials	4,815,318	4,815,318	-	-
Information Technology	19,642,552	19,572,343	-	70,209
Materials	1,947,067	1,947,067	-	-
Telecommunication Services	683,523	683,523	-	-
Utilities	73,141	73,141	-	-
Equity Funds	3,334,879	3,334,879	-	-
U.S. Treasury Obligations	30,000	-	30,000	-
Money Market Funds	1,870,623	1,870,623	-	-
Total Investments in Securities:	$ 65,141,713	$ 64,959,378	$ 30,000	$ 152,335
Derivative Instruments:
Assets
Futures Contracts	$ 11,839	$ 11,839	$ -	$ -
Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of May 31, 2015. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Equity Risk
Futures Contracts (a)	$ 11,839	$ -
Total Value of Derivatives	$ 11,839	$ -

(a) Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. Only the period end receivable or payable for daily variation margin and net unrealized appreciation (depreciation) are presented in the Statement of Assets and Liabilities.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	May 31, 2015

Assets
Investment in securities, at value - See accompanying schedule: Unaffiliated issuers (cost $42,487,224)	$ 61,850,971
Affiliated issuers (cost $2,908,564)	3,290,742
Total Investments (cost $45,395,788)		$ 65,141,713
Foreign currency held at value (cost $20,806)		18,310
Receivable for investments sold		3,358
Receivable for fund shares sold		15,641
Dividends receivable		60,247
Interest receivable		15
Prepaid expenses		313
Other receivables		137
Total assets		65,239,734

Liabilities
Payable for investments purchased	$ 15,098
Accrued management fee	27,713
Distribution and service plan fees payable	26
Payable for daily variation margin for derivative instruments	5,840
Other affiliated payables	6,805
Audit fees payable	37,347
Custody fees payable	14,993
Other payables and accrued expenses	390
Total liabilities		108,212

Net Assets		$ 65,131,522
Net Assets consist of:
Paid in capital		$ 43,268,990
Undistributed net investment income		119,410
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		1,987,924
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		19,755,198
Net Assets		$ 65,131,522

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Assets and Liabilities - continued

May 31, 2015

Growth Multi-Manager: Net Asset Value, offering price and redemption price per share ($62,615,437 ÷ 4,460,558 shares)	$ 14.04

Class F: Net Asset Value, offering price and redemption price per share ($2,269,186 ÷ 161,630 shares)	$ 14.04

Class L: Net Asset Value, offering price and redemption price per share ($123,689 ÷ 8,815 shares)	$ 14.03

Class N: Net Asset Value, offering price and redemption price per share ($123,210 ÷ 8,792 shares)	$ 14.01

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	Year ended May 31, 2015

Investment Income
Dividends: Unaffiliated issuers		$ 745,511
Affiliated issuers		1,168
Interest		182
Total income		746,861

Expenses
Management fee	$ 311,242
Transfer agent fees	55,960
Distribution and service plan fees	291
Accounting fees and expenses	23,734
Custodian fees and expenses	23,130
Independent trustees' compensation	699
Registration fees	38,727
Audit	53,915
Legal	417
Miscellaneous	725
Total expenses		508,840
Net investment income (loss)		238,021
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	6,161,887
Affiliated issuers	2,744
Foreign currency transactions	(875)
Futures contracts	180,925
Realized gain distributions from underlying funds:
Affiliated issuers	25,621
Total net realized gain (loss)		6,370,302
Change in net unrealized appreciation (depreciation) on: Investment securities	994,270
Assets and liabilities in foreign currencies	(1,911)
Futures contracts	(49,349)
Total change in net unrealized appreciation (depreciation)		943,010
Net gain (loss)		7,313,312
Net increase (decrease) in net assets resulting from operations		$ 7,551,333

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended May 31, 2015	Year ended May 31, 2014
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 238,021	$ 404,078
Net realized gain (loss)	6,370,302	7,764,546
Change in net unrealized appreciation (depreciation)	943,010	6,447,177
Net increase (decrease) in net assets resulting from operations	7,551,333	14,615,801
Distributions to shareholders from net investment income	(250,833)	(341,214)
Distributions to shareholders from net realized gain	(9,557,988)	(3,803,435)
Total distributions	(9,808,821)	(4,144,649)
Share transactions - net increase (decrease)	153,529	(8,113,079)
Total increase (decrease) in net assets	(2,103,959)	2,358,073

Net Assets
Beginning of period	67,235,481	64,877,408
End of period (including undistributed net investment income of $119,410 and undistributed net investment income of $135,385, respectively)	$ 65,131,522	$ 67,235,481

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Growth Multi-Manager

Years ended May 31,	2015	2014	2013	2012 E
Selected Per-Share Data
Net asset value, beginning of period	$ 14.73	$ 12.70	$ 10.47	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.05	.08	.07	.02
Net realized and unrealized gain (loss)	1.71	2.74	2.22	.46
Total from investment operations	1.76	2.82	2.29	.48
Distributions from net investment income	(.06)	(.07)	(.06)	(.01)
Distributions from net realized gain	(2.38)	(.73)	-	-
Total distributions	(2.45) I	(.79) H	(.06)	(.01)
Net asset value, end of period	$ 14.04	$ 14.73	$ 12.70	$ 10.47
Total ReturnB, C	13.15%	22.94%	21.97%	4.83%
Ratios to Average Net Assets F
Expenses before reductions	.84%	.83%	.87%	.91%A
Expenses net of fee waivers, if any	.84%	.80%	.87%	.91%A
Expenses net of all reductions	.84%	.80%	.87%	.91%A
Net investment income (loss)	.39%	.55%	.60%	.32%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 62,615	$ 65,731	$ 64,621	$ 52,717
Portfolio turnover rate G	46%	51%	65%	50%A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E For the period November 16, 2011 (commencement of operations) to May 31, 2012.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up period may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. Fees and expenses of the Underlying Funds are not included in the class' annualized ratios. The class indirectly bears its proportionate share of the expenses of the Underlying Funds.

G Amount does not include the portfolio activity of any Underlying Funds.

H Total distributions of $.79 per share is comprised of distributions from net investment income of $.065 and distributions from net realized gain of $.729 per share.

I Total distributions of $2.45 per share is comprised of distributions from net investment income of $.062 and distributions from net realized gain of $2.384 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class F

Years ended May 31,	2015	2014	2013 E
Selected Per-Share Data
Net asset value, beginning of period	$ 14.73	$ 12.70	$ 11.31
Income from Investment Operations
Net investment income (loss) D	.07	.09	.03
Net realized and unrealized gain (loss)	1.70	2.75	1.41
Total from investment operations	1.77	2.84	1.44
Distributions from net investment income	(.08)	(.08)	(.05)
Distributions from net realized gain	(2.38)	(.73)	-
Total distributions	(2.46)	(.81)	(.05)
Net asset value, end of period	$ 14.04	$ 14.73	$ 12.70
Total ReturnB, C	13.27%	23.05%	12.82%
Ratios to Average Net Assets F
Expenses before reductions	.74%	.74%	.72%A
Expenses net of fee waivers, if any	.74%	.69%	.72%A
Expenses net of all reductions	.74%	.69%	.72%A
Net investment income (loss)	.48%	.66%	.64%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,269	$ 1,286	$ 256
Portfolio turnover rate G	46%	51%	65%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E For the period December 18, 2012 (commencement of sale of shares) to May 31, 2013.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up period may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. Fees and expenses of the Underlying Funds are not included in the class' annualized ratios. The class indirectly bears its proportionate share of the expenses of the Underlying Funds.

G Amount does not include the portfolio activity of any Underlying Funds.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class L

Years ended May 31,	2015	2014 E
Selected Per-Share Data
Net asset value, beginning of period	$ 14.72	$ 13.96
Income from Investment Operations
Net investment income (loss) D	.05	.05
Net realized and unrealized gain (loss)	1.71	1.22
Total from investment operations	1.76	1.27
Distributions from net investment income	(.07)	(.05)
Distributions from net realized gain	(2.38)	(.46)
Total distributions	(2.45)	(.51)
Net asset value, end of period	$ 14.03	$ 14.72
Total ReturnB, C	13.18%	9.28%
Ratios to Average Net Assets F
Expenses before reductions	.84%	.85%A
Expenses net of fee waivers, if any	.84%	.85%A
Expenses net of all reductions	.84%	.85%A
Net investment income (loss)	.39%	.58%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 124	$ 109
Portfolio turnover rate G	46%	51%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E For the period November 12, 2013 (commencement of sale of shares) to May 31, 2014.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up period may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. Fees and expenses of the Underlying Funds are not included in the class' annualized ratios. The class indirectly bears its proportionate share of the expenses of the Underlying Funds.

G Amount does not include the portfolio activity of any Underlying Funds.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class N

Years ended May 31,	2015	2014 E
Selected Per-Share Data
Net asset value, beginning of period	$ 14.71	$ 13.96
Income from Investment Operations
Net investment income (loss) D	.02	.03
Net realized and unrealized gain (loss)	1.70	1.23
Total from investment operations	1.72	1.26
Distributions from net investment income	(.03)	(.05)
Distributions from net realized gain	(2.38)	(.46)
Total distributions	(2.42)H	(.51)
Net asset value, end of period	$ 14.01	$ 14.71
Total ReturnB, C	12.83%	9.17%
Ratios to Average Net Assets F
Expenses before reductions	1.09%	1.10%A
Expenses net of fee waivers, if any	1.09%	1.10%A
Expenses net of all reductions	1.09%	1.10%A
Net investment income (loss)	.14%	.32%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 123	$ 109
Portfolio turnover rate G	46%	51%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E For the period November 12, 2013 (commencement of sale of shares) to May 31, 2014.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up period may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. Fees and expenses of the Underlying Funds are not included in the class' annualized ratios. The class indirectly bears its proportionate share of the expenses of the Underlying Funds.

G Amount does not include the portfolio activity of any Underlying Funds.

H Total distributions of $2.42 per share is comprised of distributions from net investment income of $.031 and distributions from net realized gain of $2.384 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended May 31, 2015

1. Organization.

Strategic Advisers Growth Multi-Manager Fund (the Fund) is a non-diversified fund of Fidelity Rutland Square Trust II (the Trust), and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust. The Fund is available only to certain employer-sponsored retirement plans and Fidelity brokerage or mutual fund accounts. The Fund commenced sale of Class L and Class N shares on November 12, 2013. The Fund offers Growth Multi-Manager, Class F, Class L and Class N shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

2. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Strategic Advisers, Inc. (Strategic Advisers) Fair Value Committee (the Committee). In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

Annual Report

Notes to Financial Statements - continued

2. Significant Accounting Policies - continued

Investment Valuation - continued

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. U.S. government and government agency obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances. ETFs are valued at their last sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day but the exchange reports a closing bid level,

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2. Significant Accounting Policies - continued

Investment Valuation - continued

ETFs are valued at the closing bid and would be categorized as Level 1 in the hierarchy. In the event there was no closing bid, ETFs may be valued by another method that the Board believes reflects fair value in accordance with the Board's fair value pricing policies and may be categorized as Level 2 in the hierarchy.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy. If an unaffiliated open-end mutual fund's NAV is unavailable, shares of that fund may be valued by another method that the Board believes reflects fair value in accordance with the Board's fair value pricing policies and is categorized as Level 2 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of May 31, 2015 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in

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Notes to Financial Statements - continued

2. Significant Accounting Policies - continued

Investment Transactions and Income - continued

dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Underlying Funds and distributions from ETFs, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Strategic Advisers funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of May 31, 2015, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax

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2. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to futures contracts, foreign currency transactions, deferred trustees compensation and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 20,590,044
Gross unrealized depreciation	(905,034)
Net unrealized appreciation (depreciation) on securities	$ 19,685,010

Tax Cost	$ 45,456,703

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 163,074
Undistributed long-term capital gain	$ 2,017,404
Net unrealized appreciation (depreciation) on securities and other investments	$ 19,682,444

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Notes to Financial Statements - continued

2. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax character of distributions paid was as follows:

	May 31, 2015	May 31, 2014
Ordinary Income	$ 1,031,435	$ 805,922
Long-term Capital Gains	8,777,386	3,338,727
Total	$ 9,808,821	$ 4,144,649

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

New Accounting Pronouncement. In June 2014, the Financial Accounting Standards Board issued Accounting Standard Update No. 2014-11, Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures (the Update). The Update amends the accounting for certain repurchase agreements and expands disclosure requirements for reverse repurchase agreements, securities lending and other similar transactions. The disclosure requirements are effective for annual and interim reporting periods beginning after December 15, 2014. Management is currently evaluating the impact of the Update on the Fund's financial statements and related disclosures.

3. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

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3. Derivative Instruments - continued

Risk Exposures and the Use of Derivative Instruments - continued

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk

Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin for derivative instruments in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end and is representative of volume of activity during the period. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments.

During the period the Fund recognized net realized gain (loss) of $180,925 and a change in net unrealized appreciation (depreciation) of $(49,349) related to its investment in futures contracts. These amounts are included in the Statement of Operations.

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Notes to Financial Statements - continued

4. Purchases and Sales of Investments.

Purchases and sales of securities (including the Underlying Fund shares), other than short-term securities, aggregated $27,106,128 and $33,939,622, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Strategic Advisers (the investment adviser) provides the Fund with investment management related services. For these services, the Fund pays a monthly management fee to the investment adviser. The management fee is calculated by adding the annual management fee rate of .30% of the Fund's average net assets throughout the month payable to the investment adviser to the aggregate of the fee rates, payable monthly, to the Fund's sub-advisers. The Fund's maximum aggregate management fee will not exceed 1.00% of the Fund's average net assets. For the reporting period, the total annual management fee rate was .51% of the Fund's average net assets.

Sub-Advisers. ClariVest Asset Management LLC, Loomis Sayles & Company, L.P., Massachusetts Financial Services Company (MFS), Morgan Stanley Investment Management, Inc., Pyramis Global Advisors, LLC (an affiliate of the investment adviser) and Waddell & Reed Investment Management Co. each served as a sub-adviser for the Fund during the period. Sub-advisers provide discretionary investment advisory services for their allocated portion of the Fund's assets and are paid by the investment adviser and not the Fund for providing these services.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Class N pays Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, a Service Fee based on an annual percentage of Class N's average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Service Fee rate, total service fees and amounts retained by FDC were as follows:

	Service Fee	Total Fees	Retained by FDC
Class N	.25%	$ 291	$ 291

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class F. Each class, except for Class F, does not directly pay transfer agent fees with respect to the portion of its

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5. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

assets invested in Underlying Funds, excluding exchange-traded funds. FIIOC receives no fees for providing transfer agency services to Class F. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each applicable class were as follows:

	Amount	% of Class-Level Average Net Assets
Growth Multi-Manager	$ 55,742.09
Class L	109.09
Class N	109.09
	$ 55,960

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The fee is based on the level of average net assets for each month.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $57 for the period.

Other. During the period, the investment adviser reimbursed the Fund for certain losses in the amount of $3,474.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $91 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

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Notes to Financial Statements - continued

7. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended May 31,	2015	2014A
From net investment income
Growth Multi-Manager	$ 241,432	$ 336,398
Class F	8,656	4,121
Class L	510	365
Class N	235	330
Total	$ 250,833	$ 341,214
From net realized gain
Growth Multi-Manager	$ 9,260,375	$ 3,761,147
Class F	260,707	35,698
Class L	18,460	3,295
Class N	18,446	3,295
Total	$ 9,557,988	$ 3,803,435

A Distributions for Class L and Class N are for the period November 12, 2013 to May 31, 2014.

8. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between funds:

	Shares		Dollars
Years ended May 31,	2015	2014A	2015	2014A
Growth Multi-Manager
Shares sold	103,048	63,560	$ 1,428,473	$ 884,856
Reinvestment of distributions	696,781	305,080	9,501,807	4,097,545
Shares redeemed	(802,621)	(993,949)	(11,839,923)	(14,235,587)
Net increase (decrease)	(2,792)	(625,309)	$ (909,643)	$ (9,253,186)
Class F
Shares sold	70,412	72,001	$ 976,138	$ 1,001,159
Reinvestment of distributions	19,794	2,896	269,363	39,819
Shares redeemed	(15,876)	(7,751)	(219,980)	(108,156)
Net increase (decrease)	74,330	67,146	$ 1,025,521	$ 932,822
Class L
Shares sold	-	7,163	$ -	$ 100,000
Reinvestment of distributions	1,391	261	18,970	3,660
Net increase (decrease)	1,391	7,424	$ 18,970	$ 103,660

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8. Share Transactions - continued

	Shares		Dollars
Years ended May 31,	2015	2014A	2015	2014A
Class N
Shares sold	-	7,163	$ -	$ 100,000
Reinvestment of distributions	1,371	258	18,681	3,625
Net increase (decrease)	1,371	7,421	$ 18,681	$ 103,625

A Share transactions for Class L and Class N are for the period November 12, 2013 (commencement of sale of shares) to May 31, 2014.

9. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, the investment adviser or its affiliates were the owners of record of 95% of the total outstanding shares of the Fund.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Rutland Square Trust II and the Shareholders of Strategic Advisers Growth Multi-Manager Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Strategic Advisers Growth Multi-Manager Fund (a fund of Fidelity Rutland Square Trust II) at May 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Strategic Advisers Growth Multi-Manager Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 2015 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

July 21, 2015

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. If the interests of the fund and an underlying Fidelity fund were to diverge, a conflict of interest could arise and affect how the Trustees and Member of the Advisory Board fulfill their fiduciary duties to the affected funds. Strategic Advisers has structured the fund to avoid these potential conflicts, although there may be situations where a conflict of interest is unavoidable. In such instances, Strategic Advisers, the Trustees, and Member of the Advisory Board would take reasonable steps to minimize and, if possible, eliminate the conflict. Each of the Trustees oversees 18 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. The officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee may also engage professional search firms to help identify potential Independent Trustee candidates with experience, qualifications, attributes, and skills consistent with the Statement of Policy. Additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, may be considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

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Trustees and Officers - continued

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Roger T. Servison is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ralph F. Cox serves as the lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees asset allocation funds. Other boards oversee Fidelity's investment-grade bond, money market, and asset allocation funds and Fidelity's equity and high income funds. The fund may invest in Fidelity funds overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues.

The Trustees primarily operate as a full Board, but also operate in committees, to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board has charged Strategic Advisers and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through Strategic Advisers, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. Board oversight of different aspects of the fund's activities is exercised primarily through the full Board, but also through the Audit and Compliance Committee. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate. The responsibilities of each committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-835-5095 (plan accounts) or 1-800-544-3455 (all other accounts).

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Roger T. Servison (1945)
Year of Election or Appointment: 2006 Trustee Chairman of the Board of Trustees

Mr. Servison also serves as Trustee of other funds. Mr. Servison serves as President of Strategic New Business Development for Fidelity Investments and serves as a Director of Strategic Advisers (investment adviser firm). Previously, Mr. Servison oversaw Fidelity Investments Life Insurance Company (2005-2006) and Strategic Advisers (2005-2007). Mr. Servison also served as President and a Director of Fidelity Brokerage Services (Japan), LLC (1994-2004).

Derek L. Young (1964)
Year of Election or Appointment: 2012 Trustee

Mr. Young also serves as Trustee or an officer of other funds. He is President and a Director of Strategic Advisers, Inc. (investment adviser firm, 2011-present), President of Fidelity Global Asset Allocation (GAA) (2011-present), and Vice Chairman of Pyramis Global Advisors, LLC (investment adviser firm, 2011-present). Previously, Mr. Young served as Chief Investment Officer of GAA (2009-2011) and as a portfolio manager.

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Trustees and Officers - continued

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with Strategic Advisers.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Peter C. Aldrich (1944)
Year of Election or Appointment: 2006 Trustee

Mr. Aldrich also serves as Trustee of other funds. Mr. Aldrich is a Director of the National Bureau of Economic Research and a Director of the funds of BlackRock Realty Group (2006-present). Previously, Mr. Aldrich served as a Trustee for the Fidelity Rutland Square Trust (2005-2010), a Managing Member of Poseidon, LLC (foreign private investment, 1998-2004), and Chairman and Managing Member of AEGIS, LLC (foreign private investment, 1997-2004). Mr. Aldrich also served as Faculty Chairman of The Research Council on Global Investment of The Conference Board (business and professional education non-profit, 1999-2004). Mr. Aldrich is a Member of the Boards of Trustees of the Museum of Fine Arts Boston and Massachusetts Eye and Ear Infirmary and an Overseer of the Longy School of Music.

Amy Butte Liebowitz (1968)
Year of Election or Appointment: 2011 Trustee

Ms. Butte Liebowitz also serves as Trustee of other funds. Ms. Butte Liebowitz was the founder and Chief Executive Officer of TILE Financial (financial internet service, 2008-2012). Previously, Ms. Butte Liebowitz served as the Chief Financial Officer and member of the Board of Directors of MF Global (broker-dealer, 2006-2008), and Chief Financial Officer and Executive Vice President of the New York Stock Exchange (2004-2006). Ms. Butte Liebowitz is a member of the Boards of Directors of Accion International and the New York Women's Forum, as well as an alumna of the World Economic Forum's Young Global Leader program.

Ralph F. Cox (1932)
Year of Election or Appointment: 2006 Trustee

Mr. Cox also serves as Trustee of other funds. Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Mr. Cox is a Director of Abraxas Petroleum (exploration and production). Mr. Cox is a member of the Advisory Boards of the Business and Engineering Schools of Texas A&M University and the Engineering School of University of Texas at Austin. Previously, Mr. Cox served as a Trustee for the Fidelity Rutland Square Trust (2005-2010) and as an Advisory Director of CH2M Hill Companies (engineering, 1981-2011). Mr. Ralph F. Cox and Mr. Howard E. Cox, Jr. are not related.

Mary C. Farrell (1949)
Year of Election or Appointment: 2013 Trustee

Ms. Farrell also serves as Trustee or Member of the Advisory Board of other funds. Ms. Farrell is a Director of the W.R. Berkley Corporation (insurance provider) and President (2009-present) and Director (2006-present) of the Howard Gilman Foundation (charitable organization). Previously, Ms. Farrell was Managing Director and Chief Investment Strategist at UBS Wealth Management USA and Co-Head of UBS Wealth Management Investment Strategy & Research Group (2003-2005). Ms. Farrell also served as Investment Strategist at PaineWebber (1982-2000) and UBS PaineWebber (2000-2002). Ms. Farrell also serves as Trustee on the Board of Overseers of the New York University Stern School of Business, and as Chairman of the Board of Trustees of Yale-New Haven Hospital.

Karen Kaplan (1960)
Year of Election or Appointment: 2006 Trustee

Ms. Kaplan also serves as Trustee of other funds. Ms. Kaplan is Chief Executive Officer (2013-present) and President (2007-present) of Hill Holliday (advertising and specialized marketing). Ms. Kaplan is a Director of Vera Bradley (2012-present), Member of the Board of Governors of the Chief Executives' Club of Boston (2010-present), Chairman (2012-2014) and Member (2006-present) of the Executive Committee of the Greater Boston Chamber of Commerce, Member of the Board of Directors of Jobs for Massachusetts (2012-present), Member of the National Association of Corporate Directors Chapter (2012-present), and Member of the Board of Directors of the Post Office Square Trust (2012-present). She is also a member of the Clinton Global Initiative, an action oriented community of the most effective CEOs, heads of state, Nobel Prize winners, and non-governmental leaders in the world. Previously, Ms. Kaplan served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010), Director of DSM (dba Dental and DentaQuest) (2004-2014), Member of the Board of Directors of the Massachusetts Conference for Women (2008-2014), President of the Massachusetts Women's Forum (2008-2010), Treasurer of the Massachusetts Women's Forum (2002-2006), Vice Chair of the Board of the Massachusetts Society for the Prevention of Cruelty to Children (2003-2010), Director of United Way of Massachusetts Bay (2004-2006), Director of ADVO (direct mail marketing, 2003-2007), and Director of Tweeter Home Entertainment Group (2006-2007).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Advisory Board Member and Officers:

Correspondence intended for each officer and Howard E. Cox, Jr. may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation
Howard E. Cox, Jr. (1944)
Year of Election or Appointment: 2009 Member of the Advisory Board

Mr. Cox also serves as Member of the Advisory Board of other funds. Mr. Cox is a Member of the Advisory Board of Devonshire Investors (2009-present). Mr. Cox serves as an Advisory Partner of Greylock (venture capital) and a Director of Stryker Corporation (medical products and services). Previously, Mr. Cox served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010) and a Member of the Secretary of Defense's Business Board of Directors (2008-2010). Mr. Howard E. Cox, Jr. and Mr. Ralph F. Cox are not related.

Elizabeth Paige Baumann (1968)
Year of Election or Appointment: 2012 Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (diversified financial services company, 2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Brian Blackburn (1975)
Year of Election or Appointment: 2014 Assistant Secretary
Mr. Blackburn also serves as an officer of other funds. Mr. Blackburn serves as Vice President & Associate General Counsel (2013-present) and is an employee of Fidelity Investments (2007-present).
Jonathan Davis (1968)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)
Year of Election or Appointment: 2011 Vice President and Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)
Year of Election or Appointment: 2012 Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John Hitt (1967)
Year of Election or Appointment: 2014 Secretary and Chief Legal Officer

Mr. Hitt also serves as an officer of other funds. Mr. Hitt serves as Senior Vice President and Deputy General Counsel in Fidelity's Asset Management Group (2010-present) and is an employee of Fidelity Investments.

Kenneth B. Robins (1969)
Year of Election or Appointment: 2010 President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Nicholas E. Steck (1964)
Year of Election or Appointment: 2009 Chief Financial Officer

Mr. Steck also serves as Chief Financial Officer of other funds. Mr. Steck serves as Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2008-present) and is an employee of Fidelity Investments. During the period 2002 to 2009, Mr. Steck served as a Compliance Officer of FMR (investment adviser firm), Fidelity Investments Money Management, Inc. (investment adviser firm), FMR LLC (diversified financial management company), Fidelity Research & Analysis (U.K.) Inc. (investment adviser firm), Fidelity Management & Research (Hong Kong) Limited (investment adviser firm), and Fidelity Management & Research (Japan) Inc. (investment adviser firm).

Bruce Treff (1966)
Year of Election or Appointment: 2013 Chief Compliance Officer

Mr. Treff also serves as Compliance Officer of other funds. Mr. Treff serves as Senior Vice President of Asset Management Compliance (2013-present). Prior to joining Fidelity Investments, Mr. Treff served as Managing Director of Citibank, N.A. (2005-2013).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Strategic Advisers Growth Multi-Manager Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Strategic Advisers Growth Multi- Manager Fund	07/13/15	07/10/15	$0.025	$0.442

The fund hereby designates as a capital gain dividend with respect to the taxable year ended May 31, 2015, $5,985,646, or, if subsequently determined to be different, the net capital gain of such year.

Strategic Advisers Growth Multi-Manager Fund designates 55% and 100% of the dividends distributed in July and December, respectively during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Strategic Advisers Growth Multi-Manager Fund designates 50% and 100% of the dividends distributed in July and December, respectively during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2016 of amounts for use in preparing 2015 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Strategic Advisers Growth Multi-Manager Fund

On December 2, 2014, the Board of Trustees, including the Independent Trustees (together, the Board) voted at an in-person meeting to approve an investment advisory agreement (the Sub-Advisory Agreement) with Loomis Sayles & Company, L.P. (New Sub-Adviser) for the fund.

The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, considered a broad range of information it believed relevant to the approval of the Sub-Advisory Agreement.

In considering whether to approve the Sub-Advisory Agreement, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the approval of the Sub-Advisory Agreement is in the best interests of the fund and its shareholders and that the approval of such agreement does not involve a conflict of interest from which Strategic Advisers, Inc. (Strategic Advisers) or its affiliates derive an inappropriate advantage. Also, the Board found that the advisory fees to be charged under the Sub-Advisory Agreement bear a reasonable relationship to the services to be rendered and will be based upon services provided that will be in addition to, rather than duplicative of services provided under the advisory contract of any underlying fund in which the fund may invest. The Board's decision to approve the Sub-Advisory Agreement was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board.

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the New Sub-Adviser, including the backgrounds of its investment personnel, and also took into consideration the fund's investment objective, strategies and related investment philosophy and current sub-adviser line-up. The Board also considered the structure of the New Sub-Adviser's portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the general qualifications and capabilities of the New Sub-Adviser's investment staff, its use of technology, and the New Sub-Adviser's approach to managing and compensating investment personnel. The Board noted that the New Sub-Adviser's analysts have extensive resources, tools and capabilities which allow them to conduct sophisticated fundamental and/or quantitative analysis. Additionally, in their deliberations, the Board considered the New Sub-Adviser's trading capabilities and resources which are integral parts of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory services to be performed by the New Sub-Adviser under the Sub-Advisory Agreement and (ii) the resources to be devoted to the fund's compliance policies and procedures.

Annual Report

Investment Performance. The Board also considered the historical investment performance of the New Sub-Adviser and the portfolio managers in managing accounts under a similar investment mandate.

Based on its review, the Board concluded that the nature, extent, and quality of services that will be provided to the fund under the Sub-Advisory Agreement should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Fund Expenses. In reviewing the Sub-Advisory Agreement, the Board considered the amount and nature of fees to be paid by the fund to the fund's investment adviser, Strategic Advisers, the amount and nature of fees to be paid by Strategic Advisers to the New Sub-Adviser and the projected change in the fund's total operating expenses as a result of hiring the New Sub-Adviser. The Board noted that the fund's maximum aggregate annual management fee rate may not exceed 1.00% of the fund's average daily net assets and that the Sub-Advisory Agreement will not result in a change to the maximum aggregate annual management fee payable by the fund or Strategic Advisers' portion of the management fee. The Board considered that Strategic Advisers has contractually agreed to reimburse the retail class, Class L and Class N of the fund to the extent that total operating expenses of each class (excluding interest, certain taxes, certain securities lending costs, brokerage commissions, extraordinary expenses, and acquired fund fees and expenses, if any) as a percentage of net assets exceed 0.97%, 0.97% and 1.22%, respectively, through July 31, 2015. In addition, the Board noted that Strategic Advisers has voluntarily agreed to reimburse Class F of the fund to the extent that total operating expenses of the class (excluding interest, certain taxes, certain securities lending costs, brokerage commissions, extraordinary expenses, and acquired fund fees and expenses, if any) exceed 0.87% of the class' average net assets and that such arrangement may be terminated by Strategic Advisers at any time.

Based on its review, the Board concluded that the fund's management fee structure and any changes to projected total expenses bear a reasonable relationship to the services that the fund and its shareholders will receive and the other factors considered.

Because the Sub-Advisory Agreement was negotiated at arm's length and will have no impact on the maximum management fees payable by the fund, the Board did not consider the costs of services and profitability to be significant factors in its decision to approve the Sub-Advisory Agreement.

Potential Fall-Out Benefits. The Board considered that it reviews information regarding the potential of direct and indirect benefits to Strategic Advisers and its affiliates from their relationships with the fund, including non-advisory fee compensation paid to affiliates of Strategic Advisers, if any, during its annual renewal of the fund's advisory agreement with Strategic Advisers. With respect to the New Sub-Adviser, the Board considered management's representation that it does not anticipate that the hiring of the New Sub-Adviser will have a material impact on the potential for fall-out benefits to Strategic Advisers or its affiliates.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Possible Economies of Scale. The Board considered that it reviews whether there have been economies of scale in connection with the management of the fund during its annual renewal of the fund's advisory agreement with Strategic Advisers and the fund's sub-advisory agreements. The Board noted that the Sub-Advisory Agreement provides for breakpoints as the fund's assets grow and noted that any potential decline in sub-advisory fees will accrue directly to shareholders.

Conclusion. Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the Sub-Advisory Agreement's fee structure bears a reasonable relationship to the services to be rendered and that the Sub-Advisory Agreement should be approved because the agreement is in the best interests of the fund and its shareholders. The Board also concluded that the sub-advisory fees to be charged thereunder will be based on services provided that will be in addition to, rather than duplicative of services provided under the advisory contract of any underlying fund in which the fund may invest. In addition, the Board concluded that the approval of the Sub-Advisory Agreement does not involve a conflict of interest from which Strategic Advisers or its affiliates derive an inappropriate advantage.

Annual Report

Investment Adviser

Strategic Advisers, Inc.
Boston, MA

Investment Sub-Advisers

ClariVest Asset Management LLC

Loomis, Sayles & Company, L.P.

Massachusetts Financial
Services Company

Morgan Stanley Investment
Management Inc.

Pyramis Global Advisors, LLC

Waddell & Reed Investment
Management Company

General Distributor

Fidelity Distributors Corporation
Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

The Bank of New York Mellon

New York, NY

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
245 Summer St., Boston, MA 02210
www.fidelity.com

MMG-UANN-0715
1.931552.104

Strategic Advisers®
Growth Multi-Manager Fund

Class F

Annual Report

May 31, 2015

(Fidelity Cover Art)

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-835-5095 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2015 FMR LLC. All rights reserved.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended May 31, 2015	Past 1 year	Life of fund A
Class F B	13.27%	17.73%

A From November 16, 2011.

B The initial offering of Class F shares took place on December 18, 2012. Returns prior to December 18, 2012, are those of Strategic Advisers® Growth Multi-Manager Fund, the original class of the fund.

$10,000 Over Life of Fund

Let's say hyphothetically that $10,000 was invested in Strategic Advisers® Growth Multi-Manager Fund - Class F on November 16, 2011, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the Russell 1000® Growth Index performed over the same period. See footnote B above for additional information regarding the performance of Class F.
Annual Report

Management's Discussion of Fund Performance

Market Recap: The U.S. equity market hit fresh new highs in extending its bull run during the 12 months ending May 31, 2015, as stocks continued to hold appeal over bonds amid a supportive cyclical backdrop and low, but rising market interest rates. The S&P 500® Index returned 11.81%, continuing its climb despite pockets of higher volatility along the way. Growth stocks broadly outperformed value-oriented names on prospects for accelerated U.S. economic growth. Accordingly, the tech-stock-heavy and growth-oriented Nasdaq Composite Index® rose 20.89%. The Russell 2000® Index advanced 11.32%, as small-caps rallied in the latter half of the period, partly due to their lower exposure to global-growth headwinds and the stronger dollar. Sector performance was broadly positive but varied greatly, as the effects on profitability from lower oil prices and a stronger greenback helped disperse returns across and within sectors. Within the broad S&P 500®, health care (+27%) led the way, lifted by strong product innovation and merger-and-acquisition activity. Information technology (+19%) and consumer discretionary (+18%) also had a strong year. On the other end of the spectrum, energy (-15%) was the sole sector to lose ground, reflecting a sharp drop in crude oil prices beginning in mid-2014, due to weaker global demand and a U.S. supply boom.

Comments from Portfolio Manager John Stone: For the year, the Fund's share classes lagged the Russell 1000® Growth Index. (For specific class-level results, please see the Performance section of this report.) The Fund's relative underperformance was primarily due to one underlying manager's style being out of favor, along with adverse stock selection by this manager and two others. Sub-adviser Pyramis Global Advisors was the biggest relative detractor because the valuation emphasis inherent in its GARP ("growth at a reasonable price") strategy was out of step with market leadership. Morgan Stanley Investment Management significantly lagged the Russell index due to unfavorable stock picks in the consumer and technology sectors, along with underweighting the strong-performing biotechnology industry. Massachusetts Financial Services also detracted because of weak selections in consumer discretionary and biotech. On the plus side, ClariVest Asset Management's momentum bias benefited from a rising market, and yielded solid choices in consumer staples. Fidelity® Blue Chip Growth Fund - a new addition to the Fund's portfolio this year - also contributed, as its aggressive-growth style resulted in productive selections in technology and health care. During the period, we hired Loomis, Sayles & Company as a sub-advisor.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (December 1, 2014 to May 31, 2015).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition to the direct expenses incurred by the Fund presented in the table, as a shareholder of the underlying mutual funds and exchange-traded funds (ETFs) (the Underlying Funds), the Fund also indirectly bears its proportionate share of the expenses of the Underlying Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition to the direct expenses incurred by the Fund presented in the table, as a shareholder of the Underlying Funds, the Fund also indirectly bears its proportionate share of the expenses of the Underlying Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Annual Report

	Annualized Expense RatioB	Beginning Account Value December 1, 2014	Ending Account Value May 31, 2015	Expenses Paid During Period* December 1, 2014 to May 31, 2015
Growth Multi-Manager	.77%
Actual		$ 1,000.00	$ 1,043.90	$ 3.92
HypotheticalA		$ 1,000.00	$ 1,021.09	$ 3.88
Class F	.69%
Actual		$ 1,000.00	$ 1,044.50	$ 3.52
HypotheticalA		$ 1,000.00	$ 1,021.49	$ 3.48
Class L	.76%
Actual		$ 1,000.00	$ 1,043.80	$ 3.87
HypotheticalA		$ 1,000.00	$ 1,021.14	$ 3.83
Class N	1.01%
Actual		$ 1,000.00	$ 1,042.40	$ 5.14
HypotheticalA		$ 1,000.00	$ 1,019.90	$ 5.09

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). The fees and expenses of the Underlying Funds in which the Fund invests are not included in each Class' annualized expense ratio.

Annual Report

Investment Changes (Unaudited)

The information in the following tables is based on the direct investments of the Fund.
Top Ten Holdings as of May 31, 2015
(excluding cash equivalents)	% of fund's net assets	% of fund's net assets 6 months ago
Apple, Inc.	5.7	5.6
Fidelity Blue Chip Growth Fund	5.0	5.0
Gilead Sciences, Inc.	2.5	2.5
Home Depot, Inc.	2.0	1.7
Visa, Inc. Class A	1.7	1.3
Google, Inc. Class A	1.7	1.7
Facebook, Inc. Class A	1.6	1.5
Google, Inc. Class C	1.5	1.5
Biogen, Inc.	1.3	1.1
Amazon.com, Inc.	1.2	0.4
	24.2
Top Five Market Sectors as of May 31, 2015
(Stocks only)	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	30.1	27.9
Consumer Discretionary	18.1	17.1
Health Care	17.4	15.7
Consumer Staples	8.2	8.2
Industrials	7.4	10.0
Asset Allocation (% of fund's net assets)
As of May 31, 2015	As of November 30, 2014
Stocks 92.0%	Stocks 90.4%
Large Growth Funds 5.1%	Large Growth Funds 5.1%
Short-Term Investments and Net Other Assets (Liabilities) 2.9%	Short-Term Investments and Net Other Assets (Liabilities) 4.5%

Asset allocations of equity funds in the pie charts reflect the categorizations of assets as defined by Morningstar as of the reporting dates indicated above.

Annual Report

Investments May 31, 2015

Showing Percentage of Net Assets

Common Stocks - 91.8%
	Shares	Value
CONSUMER DISCRETIONARY - 17.9%
Auto Components - 0.4%
Lear Corp.	2,494	$ 289,354
Automobiles - 0.5%
General Motors Co.	2,744	98,702
Tesla Motors, Inc. (a)	842	211,174
		309,876
Hotels, Restaurants & Leisure - 3.0%
Brinker International, Inc.	1,822	100,538
Carnival Corp. unit	1,686	78,112
Chipotle Mexican Grill, Inc. (a)	34	20,928
Darden Restaurants, Inc.	1,375	90,118
Dunkin' Brands Group, Inc.	2,446	130,519
Hilton Worldwide Holdings, Inc. (a)	11,410	330,434
Las Vegas Sands Corp.	1,276	64,859
Marriott International, Inc. Class A	1,000	77,990
McDonald's Corp.	2,000	191,860
Panera Bread Co. Class A (a)	631	114,842
Royal Caribbean Cruises Ltd.	2,182	165,788
Starbucks Corp.	3,580	186,017
Wyndham Worldwide Corp.	1,639	139,167
Yum! Brands, Inc.	3,062	275,917
		1,967,089
Household Durables - 0.8%
Harman International Industries, Inc.	1,886	227,301
Mohawk Industries, Inc. (a)	436	81,375
PulteGroup, Inc.	4,116	78,945
Whirlpool Corp.	580	106,865
		494,486
Internet & Catalog Retail - 2.0%
Amazon.com, Inc. (a)	1,868	801,802
Expedia, Inc.	873	93,638
Groupon, Inc. Class A (a)	3,911	24,952
Priceline Group, Inc. (a)	211	247,300
TripAdvisor, Inc. (a)	316	24,098
Vipshop Holdings Ltd. ADR (a)	1,931	48,217
Zalando SE (a)	987	31,870
zulily, Inc. Class A (a)	1,674	22,139
		1,294,016
Leisure Products - 0.2%
Polaris Industries, Inc.	680	97,274
Common Stocks - continued
	Shares	Value
CONSUMER DISCRETIONARY - continued
Media - 3.5%
CBS Corp. Class B	1,741	$ 107,455
Charter Communications, Inc. Class A (a)	829	148,408
Comcast Corp. Class A	12,942	756,589
DIRECTV (a)	986	89,765
Omnicom Group, Inc.	2,265	168,810
The Walt Disney Co.	4,100	452,517
Time Warner Cable, Inc.	1,117	202,054
Time Warner, Inc.	1,320	111,514
Viacom, Inc. Class B (non-vtg.)	3,870	258,826
		2,295,938
Multiline Retail - 0.5%
Kohl's Corp.	3,078	201,578
Macy's, Inc.	2,045	136,913
		338,491
Specialty Retail - 5.6%
American Eagle Outfitters, Inc.	8,274	135,445
AutoZone, Inc. (a)	921	620,404
Bed Bath & Beyond, Inc. (a)	1,486	105,982
Best Buy Co., Inc.	3,730	129,431
Foot Locker, Inc.	2,002	126,526
Home Depot, Inc.	11,451	1,275,870
L Brands, Inc.	1,689	146,132
Lowe's Companies, Inc.	4,208	294,476
O'Reilly Automotive, Inc. (a)	930	204,163
Ross Stores, Inc.	885	85,553
TJX Companies, Inc.	4,670	300,655
Ulta Salon, Cosmetics & Fragrance, Inc. (a)	1,520	231,982
		3,656,619
Textiles, Apparel & Luxury Goods - 1.4%
Hanesbrands, Inc.	5,294	168,667
lululemon athletica, Inc. (a)	1,050	62,780
Michael Kors Holdings Ltd. (a)	1,596	74,214
NIKE, Inc. Class B	4,565	464,124
Under Armour, Inc. Class A (sub. vtg.) (a)	1,506	118,085
		887,870
TOTAL CONSUMER DISCRETIONARY		11,631,013
Common Stocks - continued
	Shares	Value
CONSUMER STAPLES - 8.2%
Beverages - 2.5%
Anheuser-Busch InBev SA NV ADR	2,435	$ 293,564
Molson Coors Brewing Co. Class B	1,860	136,487
Monster Beverage Corp. (a)	1,518	193,211
PepsiCo, Inc.	7,277	701,721
SABMiller PLC sponsored ADR	1,640	88,183
The Coca-Cola Co.	4,785	195,994
		1,609,160
Food & Staples Retailing - 1.9%
CVS Health Corp.	7,029	719,629
Kroger Co.	5,414	394,139
Rite Aid Corp. (a)	16,700	145,624
		1,259,392
Food Products - 2.2%
Archer Daniels Midland Co.	5,392	284,967
Danone SA sponsored ADR	8,937	122,973
General Mills, Inc.	2,984	167,552
Kellogg Co.	2,490	156,297
Keurig Green Mountain, Inc.	1,097	94,605
Mead Johnson Nutrition Co. Class A	1,523	148,188
Mondelez International, Inc.	7,315	304,231
Tyson Foods, Inc. Class A	4,000	169,800
		1,448,613
Household Products - 0.4%
Colgate-Palmolive Co.	2,129	142,196
Procter & Gamble Co.	1,222	95,793
		237,989
Personal Products - 0.1%
Estee Lauder Companies, Inc. Class A	750	65,573
Tobacco - 1.1%
Altria Group, Inc.	1,628	83,354
Lorillard, Inc.	932	67,551
Philip Morris International, Inc.	6,736	559,560
		710,465
TOTAL CONSUMER STAPLES		5,331,192
ENERGY - 2.4%
Energy Equipment & Services - 0.7%
Cameron International Corp. (a)	1,806	92,702
Common Stocks - continued
	Shares	Value
ENERGY - continued
Energy Equipment & Services - continued
Halliburton Co.	2,800	$ 127,120
Schlumberger Ltd.	2,335	211,948
		431,770
Oil, Gas & Consumable Fuels - 1.7%
Apache Corp.	2,600	155,584
Cabot Oil & Gas Corp.	3,747	127,248
EOG Resources, Inc.	3,094	274,407
Marathon Petroleum Corp.	2,681	277,376
Occidental Petroleum Corp.	1,639	128,153
Tesoro Corp.	1,250	110,625
Valero Energy Corp.	1,179	69,844
		1,143,237
TOTAL ENERGY		1,575,007
FINANCIALS - 4.3%
Banks - 0.6%
JPMorgan Chase & Co.	5,793	381,064
Capital Markets - 0.4%
Goldman Sachs Group, Inc.	772	159,179
Greenhill & Co., Inc.	410	15,965
SEI Investments Co.	2,330	111,467
		286,611
Consumer Finance - 1.2%
American Express Co.	517	41,215
Capital One Financial Corp.	5,600	467,936
Discover Financial Services	4,310	251,144
		760,295
Diversified Financial Services - 0.4%
McGraw Hill Financial, Inc.	1,441	149,504
MSCI, Inc. Class A	2,469	153,201
		302,705
Insurance - 1.0%
Allstate Corp.	1,912	128,716
Everest Re Group Ltd.	639	115,985
FNF Group	2,617	99,341
MetLife, Inc.	1,171	61,196
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Insurance - continued
Prudential Financial, Inc.	1,769	$ 149,675
XL Group PLC Class A	2,295	86,476
		641,389
Real Estate Investment Trusts - 0.7%
American Tower Corp.	3,444	319,569
Iron Mountain, Inc.	3,553	129,578
		449,147
TOTAL FINANCIALS		2,821,211
HEALTH CARE - 17.4%
Biotechnology - 6.8%
Alexion Pharmaceuticals, Inc. (a)	1,803	295,404
Alnylam Pharmaceuticals, Inc. (a)	264	34,608
Amgen, Inc.	3,071	479,874
Biogen, Inc. (a)	2,049	813,433
BioMarin Pharmaceutical, Inc. (a)	1,742	218,743
Celgene Corp. (a)	6,499	743,746
Gilead Sciences, Inc.	14,663	1,646,215
Intercept Pharmaceuticals, Inc. (a)	32	8,166
Ironwood Pharmaceuticals, Inc. Class A (a)	2,290	32,312
Seattle Genetics, Inc. (a)	333	14,349
Vertex Pharmaceuticals, Inc. (a)	1,090	139,836
		4,426,686
Health Care Equipment & Supplies - 1.1%
Edwards Lifesciences Corp. (a)	604	78,955
Intuitive Surgical, Inc. (a)	397	193,637
Medtronic PLC	3,123	238,347
St. Jude Medical, Inc.	953	70,284
Varian Medical Systems, Inc. (a)	988	85,561
Zimmer Holdings, Inc.	489	55,790
		722,574
Health Care Providers & Services - 3.4%
Aetna, Inc.	1,507	177,781
Cardinal Health, Inc.	1,431	126,171
Centene Corp. (a)	1,757	132,372
Cigna Corp.	1,125	158,434
Express Scripts Holding Co. (a)	3,007	262,030
HCA Holdings, Inc. (a)	5,718	467,904
Common Stocks - continued
	Shares	Value
HEALTH CARE - continued
Health Care Providers & Services - continued
Laboratory Corp. of America Holdings (a)	1,040	$ 122,668
McKesson Corp.	2,051	486,559
UnitedHealth Group, Inc.	2,275	273,478
		2,207,397
Health Care Technology - 0.2%
athenahealth, Inc. (a)	1,148	133,857
Life Sciences Tools & Services - 1.5%
Agilent Technologies, Inc.	3,530	145,401
Illumina, Inc. (a)	1,781	367,028
Thermo Fisher Scientific, Inc.	3,531	457,724
		970,153
Pharmaceuticals - 4.4%
AbbVie, Inc.	3,310	220,413
Actavis PLC (a)	2,351	721,310
Bristol-Myers Squibb Co.	8,121	524,617
Endo Health Solutions, Inc. (a)	1,807	151,354
Merck & Co., Inc.	7,863	478,778
Novartis AG sponsored ADR	1,033	106,120
Novo Nordisk A/S Series B sponsored ADR	2,142	120,980
Pfizer, Inc.	3,389	117,768
Shire PLC sponsored ADR	970	252,346
Zoetis, Inc. Class A	3,008	149,708
		2,843,394
TOTAL HEALTH CARE		11,304,061
INDUSTRIALS - 7.4%
Aerospace & Defense - 2.8%
General Dynamics Corp.	1,634	229,021
Honeywell International, Inc.	2,186	227,781
L-3 Communications Holdings, Inc.	752	88,593
Northrop Grumman Corp.	1,344	213,938
Precision Castparts Corp.	439	92,906
Textron, Inc.	2,980	134,756
The Boeing Co.	2,221	312,095
TransDigm Group, Inc.	231	52,215
United Technologies Corp.	4,316	505,706
		1,857,011
Common Stocks - continued
	Shares	Value
INDUSTRIALS - continued
Air Freight & Logistics - 1.2%
Expeditors International of Washington, Inc.	2,187	$ 100,252
FedEx Corp.	1,664	288,238
United Parcel Service, Inc. Class B	3,387	336,058
XPO Logistics, Inc. (a)	514	25,268
		749,816
Airlines - 0.8%
Copa Holdings SA Class A	1,627	138,767
Delta Air Lines, Inc.	6,513	279,538
United Continental Holdings, Inc. (a)	1,657	90,456
		508,761
Commercial Services & Supplies - 0.1%
Stericycle, Inc. (a)	375	51,488
Electrical Equipment - 0.0%
SolarCity Corp. (a)	458	27,535
Industrial Conglomerates - 0.4%
Danaher Corp.	1,191	102,807
Roper Industries, Inc.	833	145,742
		248,549
Machinery - 0.5%
Caterpillar, Inc.	1,247	106,394
Colfax Corp. (a)	1,015	51,146
Cummins, Inc.	688	93,258
Trinity Industries, Inc.	2,548	76,415
		327,213
Professional Services - 0.4%
IHS, Inc. Class A (a)	881	108,715
Verisk Analytics, Inc. (a)	1,751	127,088
		235,803
Road & Rail - 1.2%
Canadian Pacific Railway Ltd.	1,763	290,507
Kansas City Southern	702	63,531
Union Pacific Corp.	4,510	455,104
		809,142
TOTAL INDUSTRIALS		4,815,318
INFORMATION TECHNOLOGY - 30.1%
Communications Equipment - 1.6%
Cisco Systems, Inc.	9,992	292,866
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - continued
Communications Equipment - continued
Juniper Networks, Inc.	2,185	$ 60,743
Palo Alto Networks, Inc. (a)	326	55,254
QUALCOMM, Inc.	9,619	670,252
		1,079,115
Electronic Equipment & Components - 0.3%
Corning, Inc.	5,718	119,621
Keysight Technologies, Inc. (a)	1,755	57,669
		177,290
Internet Software & Services - 7.2%
Alibaba Group Holding Ltd. sponsored ADR	1,170	104,504
Autohome, Inc. ADR Class A (a)	1,123	51,198
Dropbox, Inc. (a)(e)	1,585	25,994
eBay, Inc. (a)	4,310	264,462
Facebook, Inc. Class A (a)	13,450	1,065,106
Google, Inc.:
Class A (a)	1,982	1,080,824
Class C	1,881	1,000,899
IAC/InterActiveCorp	763	57,278
LendingClub Corp.	725	13,927
LinkedIn Corp. Class A (a)	2,434	474,460
MercadoLibre, Inc.	372	53,988
Pandora Media, Inc. (a)	2,382	44,472
SurveyMonkey (e)	1,159	19,332
Twitter, Inc. (a)	6,910	253,390
Yelp, Inc. (a)	575	27,548
Youku Tudou, Inc. ADR (a)	2,284	61,599
Zillow Group, Inc. (a)	1,190	108,754
		4,707,735
IT Services - 6.6%
Accenture PLC Class A	1,650	158,466
Alliance Data Systems Corp. (a)	1,611	480,126
Amdocs Ltd.	2,049	112,388
Automatic Data Processing, Inc.	362	30,955
Cognizant Technology Solutions Corp. Class A (a)	7,607	492,325
Fidelity National Information Services, Inc.	4,450	279,015
Fiserv, Inc. (a)	2,049	164,227
FleetCor Technologies, Inc. (a)	3,082	468,895
Gartner, Inc. Class A (a)	1,382	120,897
IBM Corp.	872	147,935
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - continued
IT Services - continued
MasterCard, Inc. Class A	7,630	$ 703,944
Visa, Inc. Class A	16,481	1,131,915
		4,291,088
Semiconductors & Semiconductor Equipment - 3.0%
Altera Corp.	203	9,917
Analog Devices, Inc.	4,146	281,762
Applied Materials, Inc.	6,697	134,811
ARM Holdings PLC sponsored ADR	1,551	82,622
Avago Technologies Ltd.	1,585	234,691
Broadcom Corp. Class A	4,039	229,617
Lam Research Corp.	3,403	279,897
Micron Technology, Inc. (a)	2,200	61,446
NXP Semiconductors NV (a)	2,687	301,616
Skyworks Solutions, Inc.	1,602	175,195
Texas Instruments, Inc.	2,732	152,773
		1,944,347
Software - 5.4%
Activision Blizzard, Inc.	5,820	147,013
Adobe Systems, Inc. (a)	2,680	211,961
Aspen Technology, Inc. (a)	3,390	145,092
Autodesk, Inc. (a)	1,558	84,366
Citrix Systems, Inc. (a)	2,123	138,016
Electronic Arts, Inc. (a)	3,194	200,439
FactSet Research Systems, Inc.	476	78,621
FireEye, Inc. (a)	2,642	123,038
Intuit, Inc.	1,709	177,992
Microsoft Corp.	12,270	574,972
NetSuite, Inc. (a)	440	41,105
Oracle Corp.	17,437	758,335
ServiceNow, Inc. (a)	1,661	127,249
SolarWinds, Inc. (a)	3,032	143,868
Splunk, Inc. (a)	2,469	166,954
Synopsys, Inc. (a)	2,494	124,426
Tableau Software, Inc. (a)	936	105,965
Workday, Inc. Class A (a)	1,718	135,585
Zynga, Inc. (a)	6,089	17,963
		3,502,960
Technology Hardware, Storage & Peripherals - 6.0%
3D Systems Corp. (a)	682	14,915
Apple, Inc.	28,271	3,683,136
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - continued
Technology Hardware, Storage & Peripherals - continued
NCR Corp. (a)	4,177	$ 125,519
Stratasys Ltd. (a)	234	8,321
Western Digital Corp.	855	83,243
		3,915,134
TOTAL INFORMATION TECHNOLOGY		19,617,669
MATERIALS - 3.0%
Chemicals - 2.8%
Ashland, Inc.	2,647	337,228
FMC Corp.	1,320	75,464
LyondellBasell Industries NV Class A	4,203	424,923
Monsanto Co.	1,700	198,866
PPG Industries, Inc.	1,849	423,218
Sherwin-Williams Co.	437	125,935
The Dow Chemical Co.	2,143	111,586
The Mosaic Co.	2,200	100,870
		1,798,090
Construction Materials - 0.1%
Eagle Materials, Inc.	916	76,468
Metals & Mining - 0.1%
Freeport-McMoRan, Inc.	3,690	72,509
TOTAL MATERIALS		1,947,067
TELECOMMUNICATION SERVICES - 1.0%
Diversified Telecommunication Services - 0.8%
Verizon Communications, Inc.	11,315	559,414
Wireless Telecommunication Services - 0.2%
SBA Communications Corp. Class A (a)	1,110	124,109
TOTAL TELECOMMUNICATION SERVICES		683,523
UTILITIES - 0.1%
Independent Power and Renewable Electricity Producers - 0.1%
The AES Corp.	5,378	73,141
TOTAL COMMON STOCKS (Cost $40,512,012)		59,799,202
Preferred Stocks - 0.2%
	Shares	Value
Convertible Preferred Stocks - 0.1%
CONSUMER DISCRETIONARY - 0.1%
Diversified Consumer Services - 0.1%
Airbnb, Inc. Series D (a)(e)	783	$ 30,208
Nonconvertible Preferred Stocks - 0.1%
CONSUMER DISCRETIONARY - 0.1%
Internet & Catalog Retail - 0.1%
Flipkart Series D (a)(e)	365	51,918
INFORMATION TECHNOLOGY - 0.0%
IT Services - 0.0%
Palantir Technologies, Inc.:
Series G (a)(e)	1,489	13,237
Series H (a)(e)	655	5,823
Series H1 (a)(e)	655	5,823
		24,883
TOTAL NONCONVERTIBLE PREFERRED STOCKS		76,801
TOTAL PREFERRED STOCKS (Cost $49,408)		107,009
Equity Funds - 5.1%

Large Growth Funds - 5.1%
Fidelity Blue Chip Growth Fund (c)	44,949	3,290,742
iShares Russell 1000 Growth Index ETF	438	44,137
TOTAL EQUITY FUNDS (Cost $2,933,746)		3,334,879
U.S. Treasury Obligations - 0.0%
	Principal Amount
U.S. Treasury Bills, yield at date of purchase 0.02% 6/11/15 to 8/13/15 (d) (Cost $29,999)	$ 30,000	30,000
Money Market Funds - 2.9%
	Shares	Value
Dreyfus Treasury & Agency Cash Management Fund Institutional Shares, 0.01% (b) (Cost $1,870,623)	1,870,623	$ 1,870,623
TOTAL INVESTMENT PORTFOLIO - 100.0% (Cost $45,395,788)		65,141,713
NET OTHER ASSETS (LIABILITIES) - 0.0%		(10,191)
NET ASSETS - 100%		$ 65,131,522
Futures Contracts
	Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation/ (Depreciation)
Purchased
Equity Index Contracts
8 ICE Russell 1000 Growth Index Contracts (United States)	June 2015	$ 808,560	$ 11,839
The face value of futures purchased as a percentage of net assets is 1.2%
Security Type Abbreviations
ETF	-	Exchange-Traded Fund
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end.
(c) Affiliated Fund
(d) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $30,000.

(e) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $152,335 or 0.2% of net assets.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost
Airbnb, Inc. Series D	4/16/14	$ 31,878
Dropbox, Inc.	5/1/12 - 5/25/12	$ 14,349
Flipkart Series D	10/4/13	$ 8,376
Palantir Technologies, Inc. Series G	7/19/12	$ 4,556
Palantir Technologies, Inc. Series H	10/25/13	$ 2,299
Palantir Technologies, Inc. Series H1	10/25/13	$ 2,299
SurveyMonkey	11/25/14	$ 19,066
Affiliated Underlying Funds
Information regarding the Fund's fiscal year to date purchases and sales of the affiliated Underlying Funds and income earned by the Fund from investments in affiliated Underlying Funds is as follows:
Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Fidelity Blue Chip Growth Fund	$ -	$ 3,026,789	$ 120,970	$ 1,168	$ 3,290,742
Other Information

The following is a summary of the inputs used, as of May 31, 2015, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 11,713,139	$ 11,631,013	$ -	$ 82,126
Consumer Staples	5,331,192	5,331,192	-	-
Energy	1,575,007	1,575,007	-	-
Financials	2,821,211	2,821,211	-	-
Health Care	11,304,061	11,304,061	-	-
Industrials	4,815,318	4,815,318	-	-
Information Technology	19,642,552	19,572,343	-	70,209
Materials	1,947,067	1,947,067	-	-
Telecommunication Services	683,523	683,523	-	-
Utilities	73,141	73,141	-	-
Equity Funds	3,334,879	3,334,879	-	-
U.S. Treasury Obligations	30,000	-	30,000	-
Money Market Funds	1,870,623	1,870,623	-	-
Total Investments in Securities:	$ 65,141,713	$ 64,959,378	$ 30,000	$ 152,335
Derivative Instruments:
Assets
Futures Contracts	$ 11,839	$ 11,839	$ -	$ -
Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of May 31, 2015. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Equity Risk
Futures Contracts (a)	$ 11,839	$ -
Total Value of Derivatives	$ 11,839	$ -

(a) Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. Only the period end receivable or payable for daily variation margin and net unrealized appreciation (depreciation) are presented in the Statement of Assets and Liabilities.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	May 31, 2015

Assets
Investment in securities, at value - See accompanying schedule: Unaffiliated issuers (cost $42,487,224)	$ 61,850,971
Affiliated issuers (cost $2,908,564)	3,290,742
Total Investments (cost $45,395,788)		$ 65,141,713
Foreign currency held at value (cost $20,806)		18,310
Receivable for investments sold		3,358
Receivable for fund shares sold		15,641
Dividends receivable		60,247
Interest receivable		15
Prepaid expenses		313
Other receivables		137
Total assets		65,239,734

Liabilities
Payable for investments purchased	$ 15,098
Accrued management fee	27,713
Distribution and service plan fees payable	26
Payable for daily variation margin for derivative instruments	5,840
Other affiliated payables	6,805
Audit fees payable	37,347
Custody fees payable	14,993
Other payables and accrued expenses	390
Total liabilities		108,212

Net Assets		$ 65,131,522
Net Assets consist of:
Paid in capital		$ 43,268,990
Undistributed net investment income		119,410
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		1,987,924
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		19,755,198
Net Assets		$ 65,131,522

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

May 31, 2015

Growth Multi-Manager: Net Asset Value, offering price and redemption price per share ($62,615,437 ÷ 4,460,558 shares)	$ 14.04

Class F: Net Asset Value, offering price and redemption price per share ($2,269,186 ÷ 161,630 shares)	$ 14.04

Class L: Net Asset Value, offering price and redemption price per share ($123,689 ÷ 8,815 shares)	$ 14.03

Class N: Net Asset Value, offering price and redemption price per share ($123,210 ÷ 8,792 shares)	$ 14.01

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended May 31, 2015

Investment Income
Dividends: Unaffiliated issuers		$ 745,511
Affiliated issuers		1,168
Interest		182
Total income		746,861

Expenses
Management fee	$ 311,242
Transfer agent fees	55,960
Distribution and service plan fees	291
Accounting fees and expenses	23,734
Custodian fees and expenses	23,130
Independent trustees' compensation	699
Registration fees	38,727
Audit	53,915
Legal	417
Miscellaneous	725
Total expenses		508,840
Net investment income (loss)		238,021
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	6,161,887
Affiliated issuers	2,744
Foreign currency transactions	(875)
Futures contracts	180,925
Realized gain distributions from underlying funds:
Affiliated issuers	25,621
Total net realized gain (loss)		6,370,302
Change in net unrealized appreciation (depreciation) on: Investment securities	994,270
Assets and liabilities in foreign currencies	(1,911)
Futures contracts	(49,349)
Total change in net unrealized appreciation (depreciation)		943,010
Net gain (loss)		7,313,312
Net increase (decrease) in net assets resulting from operations		$ 7,551,333

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended May 31, 2015	Year ended May 31, 2014
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 238,021	$ 404,078
Net realized gain (loss)	6,370,302	7,764,546
Change in net unrealized appreciation (depreciation)	943,010	6,447,177
Net increase (decrease) in net assets resulting from operations	7,551,333	14,615,801
Distributions to shareholders from net investment income	(250,833)	(341,214)
Distributions to shareholders from net realized gain	(9,557,988)	(3,803,435)
Total distributions	(9,808,821)	(4,144,649)
Share transactions - net increase (decrease)	153,529	(8,113,079)
Total increase (decrease) in net assets	(2,103,959)	2,358,073

Net Assets
Beginning of period	67,235,481	64,877,408
End of period (including undistributed net investment income of $119,410 and undistributed net investment income of $135,385, respectively)	$ 65,131,522	$ 67,235,481

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Growth Multi-Manager

Years ended May 31,	2015	2014	2013	2012 E
Selected Per-Share Data
Net asset value, beginning of period	$ 14.73	$ 12.70	$ 10.47	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.05	.08	.07	.02
Net realized and unrealized gain (loss)	1.71	2.74	2.22	.46
Total from investment operations	1.76	2.82	2.29	.48
Distributions from net investment income	(.06)	(.07)	(.06)	(.01)
Distributions from net realized gain	(2.38)	(.73)	-	-
Total distributions	(2.45) I	(.79) H	(.06)	(.01)
Net asset value, end of period	$ 14.04	$ 14.73	$ 12.70	$ 10.47
Total ReturnB, C	13.15%	22.94%	21.97%	4.83%
Ratios to Average Net Assets F
Expenses before reductions	.84%	.83%	.87%	.91%A
Expenses net of fee waivers, if any	.84%	.80%	.87%	.91%A
Expenses net of all reductions	.84%	.80%	.87%	.91%A
Net investment income (loss)	.39%	.55%	.60%	.32%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 62,615	$ 65,731	$ 64,621	$ 52,717
Portfolio turnover rate G	46%	51%	65%	50%A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E For the period November 16, 2011 (commencement of operations) to May 31, 2012.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up period may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. Fees and expenses of the Underlying Funds are not included in the class' annualized ratios. The class indirectly bears its proportionate share of the expenses of the Underlying Funds.

G Amount does not include the portfolio activity of any Underlying Funds.

H Total distributions of $.79 per share is comprised of distributions from net investment income of $.065 and distributions from net realized gain of $.729 per share.

I Total distributions of $2.45 per share is comprised of distributions from net investment income of $.062 and distributions from net realized gain of $2.384 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class F

Years ended May 31,	2015	2014	2013 E
Selected Per-Share Data
Net asset value, beginning of period	$ 14.73	$ 12.70	$ 11.31
Income from Investment Operations
Net investment income (loss) D	.07	.09	.03
Net realized and unrealized gain (loss)	1.70	2.75	1.41
Total from investment operations	1.77	2.84	1.44
Distributions from net investment income	(.08)	(.08)	(.05)
Distributions from net realized gain	(2.38)	(.73)	-
Total distributions	(2.46)	(.81)	(.05)
Net asset value, end of period	$ 14.04	$ 14.73	$ 12.70
Total ReturnB, C	13.27%	23.05%	12.82%
Ratios to Average Net Assets F
Expenses before reductions	.74%	.74%	.72%A
Expenses net of fee waivers, if any	.74%	.69%	.72%A
Expenses net of all reductions	.74%	.69%	.72%A
Net investment income (loss)	.48%	.66%	.64%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,269	$ 1,286	$ 256
Portfolio turnover rate G	46%	51%	65%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E For the period December 18, 2012 (commencement of sale of shares) to May 31, 2013.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up period may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. Fees and expenses of the Underlying Funds are not included in the class' annualized ratios. The class indirectly bears its proportionate share of the expenses of the Underlying Funds.

G Amount does not include the portfolio activity of any Underlying Funds.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class L

Years ended May 31,	2015	2014 E
Selected Per-Share Data
Net asset value, beginning of period	$ 14.72	$ 13.96
Income from Investment Operations
Net investment income (loss) D	.05	.05
Net realized and unrealized gain (loss)	1.71	1.22
Total from investment operations	1.76	1.27
Distributions from net investment income	(.07)	(.05)
Distributions from net realized gain	(2.38)	(.46)
Total distributions	(2.45)	(.51)
Net asset value, end of period	$ 14.03	$ 14.72
Total ReturnB, C	13.18%	9.28%
Ratios to Average Net Assets F
Expenses before reductions	.84%	.85%A
Expenses net of fee waivers, if any	.84%	.85%A
Expenses net of all reductions	.84%	.85%A
Net investment income (loss)	.39%	.58%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 124	$ 109
Portfolio turnover rate G	46%	51%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E For the period November 12, 2013 (commencement of sale of shares) to May 31, 2014.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up period may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. Fees and expenses of the Underlying Funds are not included in the class' annualized ratios. The class indirectly bears its proportionate share of the expenses of the Underlying Funds.

G Amount does not include the portfolio activity of any Underlying Funds.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class N

Years ended May 31,	2015	2014 E
Selected Per-Share Data
Net asset value, beginning of period	$ 14.71	$ 13.96
Income from Investment Operations
Net investment income (loss) D	.02	.03
Net realized and unrealized gain (loss)	1.70	1.23
Total from investment operations	1.72	1.26
Distributions from net investment income	(.03)	(.05)
Distributions from net realized gain	(2.38)	(.46)
Total distributions	(2.42)H	(.51)
Net asset value, end of period	$ 14.01	$ 14.71
Total ReturnB, C	12.83%	9.17%
Ratios to Average Net Assets F
Expenses before reductions	1.09%	1.10%A
Expenses net of fee waivers, if any	1.09%	1.10%A
Expenses net of all reductions	1.09%	1.10%A
Net investment income (loss)	.14%	.32%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 123	$ 109
Portfolio turnover rate G	46%	51%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E For the period November 12, 2013 (commencement of sale of shares) to May 31, 2014.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up period may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. Fees and expenses of the Underlying Funds are not included in the class' annualized ratios. The class indirectly bears its proportionate share of the expenses of the Underlying Funds.

G Amount does not include the portfolio activity of any Underlying Funds.

H Total distributions of $2.42 per share is comprised of distributions from net investment income of $.031 and distributions from net realized gain of $2.384 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended May 31, 2015

1. Organization.

Strategic Advisers Growth Multi-Manager Fund (the Fund) is a non-diversified fund of Fidelity Rutland Square Trust II (the Trust), and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust. The Fund is available only to certain employer-sponsored retirement plans and Fidelity brokerage or mutual fund accounts. The Fund commenced sale of Class L and Class N shares on November 12, 2013. The Fund offers Growth Multi-Manager, Class F, Class L and Class N shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

2. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Strategic Advisers, Inc. (Strategic Advisers) Fair Value Committee (the Committee). In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

Annual Report

2. Significant Accounting Policies - continued

Investment Valuation - continued

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. U.S. government and government agency obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances. ETFs are valued at their last sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day but the exchange reports a closing bid level,

Annual Report

Notes to Financial Statements - continued

2. Significant Accounting Policies - continued

Investment Valuation - continued

ETFs are valued at the closing bid and would be categorized as Level 1 in the hierarchy. In the event there was no closing bid, ETFs may be valued by another method that the Board believes reflects fair value in accordance with the Board's fair value pricing policies and may be categorized as Level 2 in the hierarchy.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy. If an unaffiliated open-end mutual fund's NAV is unavailable, shares of that fund may be valued by another method that the Board believes reflects fair value in accordance with the Board's fair value pricing policies and is categorized as Level 2 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of May 31, 2015 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in

Annual Report

2. Significant Accounting Policies - continued

Investment Transactions and Income - continued

dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Underlying Funds and distributions from ETFs, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Strategic Advisers funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of May 31, 2015, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax

Annual Report

Notes to Financial Statements - continued

2. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to futures contracts, foreign currency transactions, deferred trustees compensation and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 20,590,044
Gross unrealized depreciation	(905,034)
Net unrealized appreciation (depreciation) on securities	$ 19,685,010

Tax Cost	$ 45,456,703

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 163,074
Undistributed long-term capital gain	$ 2,017,404
Net unrealized appreciation (depreciation) on securities and other investments	$ 19,682,444

Annual Report

2. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax character of distributions paid was as follows:

	May 31, 2015	May 31, 2014
Ordinary Income	$ 1,031,435	$ 805,922
Long-term Capital Gains	8,777,386	3,338,727
Total	$ 9,808,821	$ 4,144,649

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

New Accounting Pronouncement. In June 2014, the Financial Accounting Standards Board issued Accounting Standard Update No. 2014-11, Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures (the Update). The Update amends the accounting for certain repurchase agreements and expands disclosure requirements for reverse repurchase agreements, securities lending and other similar transactions. The disclosure requirements are effective for annual and interim reporting periods beginning after December 15, 2014. Management is currently evaluating the impact of the Update on the Fund's financial statements and related disclosures.

3. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

Annual Report

Notes to Financial Statements - continued

3. Derivative Instruments - continued

Risk Exposures and the Use of Derivative Instruments - continued

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk

Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin for derivative instruments in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end and is representative of volume of activity during the period. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments.

During the period the Fund recognized net realized gain (loss) of $180,925 and a change in net unrealized appreciation (depreciation) of $(49,349) related to its investment in futures contracts. These amounts are included in the Statement of Operations.

Annual Report

4. Purchases and Sales of Investments.

Purchases and sales of securities (including the Underlying Fund shares), other than short-term securities, aggregated $27,106,128 and $33,939,622, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Strategic Advisers (the investment adviser) provides the Fund with investment management related services. For these services, the Fund pays a monthly management fee to the investment adviser. The management fee is calculated by adding the annual management fee rate of .30% of the Fund's average net assets throughout the month payable to the investment adviser to the aggregate of the fee rates, payable monthly, to the Fund's sub-advisers. The Fund's maximum aggregate management fee will not exceed 1.00% of the Fund's average net assets. For the reporting period, the total annual management fee rate was .51% of the Fund's average net assets.

Sub-Advisers. ClariVest Asset Management LLC, Loomis Sayles & Company, L.P., Massachusetts Financial Services Company (MFS), Morgan Stanley Investment Management, Inc., Pyramis Global Advisors, LLC (an affiliate of the investment adviser) and Waddell & Reed Investment Management Co. each served as a sub-adviser for the Fund during the period. Sub-advisers provide discretionary investment advisory services for their allocated portion of the Fund's assets and are paid by the investment adviser and not the Fund for providing these services.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Class N pays Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, a Service Fee based on an annual percentage of Class N's average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Service Fee rate, total service fees and amounts retained by FDC were as follows:

	Service Fee	Total Fees	Retained by FDC
Class N	.25%	$ 291	$ 291

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class F. Each class, except for Class F, does not directly pay transfer agent fees with respect to the portion of its

Annual Report

Notes to Financial Statements - continued

5. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

assets invested in Underlying Funds, excluding exchange-traded funds. FIIOC receives no fees for providing transfer agency services to Class F. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each applicable class were as follows:

	Amount	% of Class-Level Average Net Assets
Growth Multi-Manager	$ 55,742.09
Class L	109.09
Class N	109.09
	$ 55,960

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The fee is based on the level of average net assets for each month.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $57 for the period.

Other. During the period, the investment adviser reimbursed the Fund for certain losses in the amount of $3,474.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $91 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

Annual Report

7. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended May 31,	2015	2014A
From net investment income
Growth Multi-Manager	$ 241,432	$ 336,398
Class F	8,656	4,121
Class L	510	365
Class N	235	330
Total	$ 250,833	$ 341,214
From net realized gain
Growth Multi-Manager	$ 9,260,375	$ 3,761,147
Class F	260,707	35,698
Class L	18,460	3,295
Class N	18,446	3,295
Total	$ 9,557,988	$ 3,803,435

A Distributions for Class L and Class N are for the period November 12, 2013 to May 31, 2014.

8. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between funds:

	Shares		Dollars
Years ended May 31,	2015	2014A	2015	2014A
Growth Multi-Manager
Shares sold	103,048	63,560	$ 1,428,473	$ 884,856
Reinvestment of distributions	696,781	305,080	9,501,807	4,097,545
Shares redeemed	(802,621)	(993,949)	(11,839,923)	(14,235,587)
Net increase (decrease)	(2,792)	(625,309)	$ (909,643)	$ (9,253,186)
Class F
Shares sold	70,412	72,001	$ 976,138	$ 1,001,159
Reinvestment of distributions	19,794	2,896	269,363	39,819
Shares redeemed	(15,876)	(7,751)	(219,980)	(108,156)
Net increase (decrease)	74,330	67,146	$ 1,025,521	$ 932,822
Class L
Shares sold	-	7,163	$ -	$ 100,000
Reinvestment of distributions	1,391	261	18,970	3,660
Net increase (decrease)	1,391	7,424	$ 18,970	$ 103,660

Annual Report

Notes to Financial Statements - continued

8. Share Transactions - continued

	Shares		Dollars
Years ended May 31,	2015	2014A	2015	2014A
Class N
Shares sold	-	7,163	$ -	$ 100,000
Reinvestment of distributions	1,371	258	18,681	3,625
Net increase (decrease)	1,371	7,421	$ 18,681	$ 103,625

A Share transactions for Class L and Class N are for the period November 12, 2013 (commencement of sale of shares) to May 31, 2014.

9. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, the investment adviser or its affiliates were the owners of record of 95% of the total outstanding shares of the Fund.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Rutland Square Trust II and the Shareholders of Strategic Advisers Growth Multi-Manager Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Strategic Advisers Growth Multi-Manager Fund (a fund of Fidelity Rutland Square Trust II) at May 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Strategic Advisers Growth Multi-Manager Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 2015 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

July 21, 2015

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. If the interests of the fund and an underlying Fidelity fund were to diverge, a conflict of interest could arise and affect how the Trustees and Member of the Advisory Board fulfill their fiduciary duties to the affected funds. Strategic Advisers has structured the fund to avoid these potential conflicts, although there may be situations where a conflict of interest is unavoidable. In such instances, Strategic Advisers, the Trustees, and Member of the Advisory Board would take reasonable steps to minimize and, if possible, eliminate the conflict. Each of the Trustees oversees 18 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. The officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee may also engage professional search firms to help identify potential Independent Trustee candidates with experience, qualifications, attributes, and skills consistent with the Statement of Policy. Additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, may be considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

Annual Report

Trustees and Officers - continued

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Roger T. Servison is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ralph F. Cox serves as the lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees asset allocation funds. Other boards oversee Fidelity's investment-grade bond, money market, and asset allocation funds and Fidelity's equity and high income funds. The fund may invest in Fidelity funds overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues.

The Trustees primarily operate as a full Board, but also operate in committees, to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board has charged Strategic Advisers and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through Strategic Advisers, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. Board oversight of different aspects of the fund's activities is exercised primarily through the full Board, but also through the Audit and Compliance Committee. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate. The responsibilities of each committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-835-5095.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Roger T. Servison (1945)
Year of Election or Appointment: 2006 Trustee Chairman of the Board of Trustees

Mr. Servison also serves as Trustee of other funds. Mr. Servison serves as President of Strategic New Business Development for Fidelity Investments and serves as a Director of Strategic Advisers (investment adviser firm). Previously, Mr. Servison oversaw Fidelity Investments Life Insurance Company (2005-2006) and Strategic Advisers (2005-2007). Mr. Servison also served as President and a Director of Fidelity Brokerage Services (Japan), LLC (1994-2004).

Derek L. Young (1964)
Year of Election or Appointment: 2012 Trustee

Mr. Young also serves as Trustee or an officer of other funds. He is President and a Director of Strategic Advisers, Inc. (investment adviser firm, 2011-present), President of Fidelity Global Asset Allocation (GAA) (2011-present), and Vice Chairman of Pyramis Global Advisors, LLC (investment adviser firm, 2011-present). Previously, Mr. Young served as Chief Investment Officer of GAA (2009-2011) and as a portfolio manager.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with Strategic Advisers.

Annual Report

Trustees and Officers - continued

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Peter C. Aldrich (1944)
Year of Election or Appointment: 2006 Trustee

Mr. Aldrich also serves as Trustee of other funds. Mr. Aldrich is a Director of the National Bureau of Economic Research and a Director of the funds of BlackRock Realty Group (2006-present). Previously, Mr. Aldrich served as a Trustee for the Fidelity Rutland Square Trust (2005-2010), a Managing Member of Poseidon, LLC (foreign private investment, 1998-2004), and Chairman and Managing Member of AEGIS, LLC (foreign private investment, 1997-2004). Mr. Aldrich also served as Faculty Chairman of The Research Council on Global Investment of The Conference Board (business and professional education non-profit, 1999-2004). Mr. Aldrich is a Member of the Boards of Trustees of the Museum of Fine Arts Boston and Massachusetts Eye and Ear Infirmary and an Overseer of the Longy School of Music.

Amy Butte Liebowitz (1968)
Year of Election or Appointment: 2011 Trustee

Ms. Butte Liebowitz also serves as Trustee of other funds. Ms. Butte Liebowitz was the founder and Chief Executive Officer of TILE Financial (financial internet service, 2008-2012). Previously, Ms. Butte Liebowitz served as the Chief Financial Officer and member of the Board of Directors of MF Global (broker-dealer, 2006-2008), and Chief Financial Officer and Executive Vice President of the New York Stock Exchange (2004-2006). Ms. Butte Liebowitz is a member of the Boards of Directors of Accion International and the New York Women's Forum, as well as an alumna of the World Economic Forum's Young Global Leader program.

Ralph F. Cox (1932)
Year of Election or Appointment: 2006 Trustee

Mr. Cox also serves as Trustee of other funds. Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Mr. Cox is a Director of Abraxas Petroleum (exploration and production). Mr. Cox is a member of the Advisory Boards of the Business and Engineering Schools of Texas A&M University and the Engineering School of University of Texas at Austin. Previously, Mr. Cox served as a Trustee for the Fidelity Rutland Square Trust (2005-2010) and as an Advisory Director of CH2M Hill Companies (engineering, 1981-2011). Mr. Ralph F. Cox and Mr. Howard E. Cox, Jr. are not related.

Mary C. Farrell (1949)
Year of Election or Appointment: 2013 Trustee

Ms. Farrell also serves as Trustee or Member of the Advisory Board of other funds. Ms. Farrell is a Director of the W.R. Berkley Corporation (insurance provider) and President (2009-present) and Director (2006-present) of the Howard Gilman Foundation (charitable organization). Previously, Ms. Farrell was Managing Director and Chief Investment Strategist at UBS Wealth Management USA and Co-Head of UBS Wealth Management Investment Strategy & Research Group (2003-2005). Ms. Farrell also served as Investment Strategist at PaineWebber (1982-2000) and UBS PaineWebber (2000-2002). Ms. Farrell also serves as Trustee on the Board of Overseers of the New York University Stern School of Business, and as Chairman of the Board of Trustees of Yale-New Haven Hospital.

Karen Kaplan (1960)
Year of Election or Appointment: 2006 Trustee

Ms. Kaplan also serves as Trustee of other funds. Ms. Kaplan is Chief Executive Officer (2013-present) and President (2007-present) of Hill Holliday (advertising and specialized marketing). Ms. Kaplan is a Director of Vera Bradley (2012-present), Member of the Board of Governors of the Chief Executives' Club of Boston (2010-present), Chairman (2012-2014) and Member (2006-present) of the Executive Committee of the Greater Boston Chamber of Commerce, Member of the Board of Directors of Jobs for Massachusetts (2012-present), Member of the National Association of Corporate Directors Chapter (2012-present), and Member of the Board of Directors of the Post Office Square Trust (2012-present). She is also a member of the Clinton Global Initiative, an action oriented community of the most effective CEOs, heads of state, Nobel Prize winners, and non-governmental leaders in the world. Previously, Ms. Kaplan served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010), Director of DSM (dba Dental and DentaQuest) (2004-2014), Member of the Board of Directors of the Massachusetts Conference for Women (2008-2014), President of the Massachusetts Women's Forum (2008-2010), Treasurer of the Massachusetts Women's Forum (2002-2006), Vice Chair of the Board of the Massachusetts Society for the Prevention of Cruelty to Children (2003-2010), Director of United Way of Massachusetts Bay (2004-2006), Director of ADVO (direct mail marketing, 2003-2007), and Director of Tweeter Home Entertainment Group (2006-2007).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Advisory Board Member and Officers:

Correspondence intended for each officer and Howard E. Cox, Jr. may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation
Howard E. Cox, Jr. (1944)
Year of Election or Appointment: 2009 Member of the Advisory Board

Mr. Cox also serves as Member of the Advisory Board of other funds. Mr. Cox is a Member of the Advisory Board of Devonshire Investors (2009-present). Mr. Cox serves as an Advisory Partner of Greylock (venture capital) and a Director of Stryker Corporation (medical products and services). Previously, Mr. Cox served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010) and a Member of the Secretary of Defense's Business Board of Directors (2008-2010). Mr. Howard E. Cox, Jr. and Mr. Ralph F. Cox are not related.

Elizabeth Paige Baumann (1968)
Year of Election or Appointment: 2012 Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (diversified financial services company, 2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Brian Blackburn (1975)
Year of Election or Appointment: 2014 Assistant Secretary
Mr. Blackburn also serves as an officer of other funds. Mr. Blackburn serves as Vice President & Associate General Counsel (2013-present) and is an employee of Fidelity Investments (2007-present).
Jonathan Davis (1968)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)
Year of Election or Appointment: 2011 Vice President and Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)
Year of Election or Appointment: 2012 Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John Hitt (1967)
Year of Election or Appointment: 2014 Secretary and Chief Legal Officer

Mr. Hitt also serves as an officer of other funds. Mr. Hitt serves as Senior Vice President and Deputy General Counsel in Fidelity's Asset Management Group (2010-present) and is an employee of Fidelity Investments.

Kenneth B. Robins (1969)
Year of Election or Appointment: 2010 President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Nicholas E. Steck (1964)
Year of Election or Appointment: 2009 Chief Financial Officer

Mr. Steck also serves as Chief Financial Officer of other funds. Mr. Steck serves as Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2008-present) and is an employee of Fidelity Investments. During the period 2002 to 2009, Mr. Steck served as a Compliance Officer of FMR (investment adviser firm), Fidelity Investments Money Management, Inc. (investment adviser firm), FMR LLC (diversified financial management company), Fidelity Research & Analysis (U.K.) Inc. (investment adviser firm), Fidelity Management & Research (Hong Kong) Limited (investment adviser firm), and Fidelity Management & Research (Japan) Inc. (investment adviser firm).

Bruce Treff (1966)
Year of Election or Appointment: 2013 Chief Compliance Officer

Mr. Treff also serves as Compliance Officer of other funds. Mr. Treff serves as Senior Vice President of Asset Management Compliance (2013-present). Prior to joining Fidelity Investments, Mr. Treff served as Managing Director of Citibank, N.A. (2005-2013).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Strategic Advisers Growth Multi-Manager Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Class F	07/13/15	07/10/15	$0.031	$0.442

The fund hereby designates as a capital gain dividend with respect to the taxable year ended May 31, 2015, $5,985,646, or, if subsequently determined to be different, the net capital gain of such year.

Class F designates 53% and 100% of the dividends distributed in July and December, respectively during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Class F designates 48% and 100% of the dividends distributed in July and December, respectively during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2016 of amounts for use in preparing 2015 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Strategic Advisers Growth Multi-Manager Fund

On December 2, 2014, the Board of Trustees, including the Independent Trustees (together, the Board) voted at an in-person meeting to approve an investment advisory agreement (the Sub-Advisory Agreement) with Loomis Sayles & Company, L.P. (New Sub-Adviser) for the fund.

The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, considered a broad range of information it believed relevant to the approval of the Sub-Advisory Agreement.

In considering whether to approve the Sub-Advisory Agreement, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the approval of the Sub-Advisory Agreement is in the best interests of the fund and its shareholders and that the approval of such agreement does not involve a conflict of interest from which Strategic Advisers, Inc. (Strategic Advisers) or its affiliates derive an inappropriate advantage. Also, the Board found that the advisory fees to be charged under the Sub-Advisory Agreement bear a reasonable relationship to the services to be rendered and will be based upon services provided that will be in addition to, rather than duplicative of services provided under the advisory contract of any underlying fund in which the fund may invest. The Board's decision to approve the Sub-Advisory Agreement was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board.

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the New Sub-Adviser, including the backgrounds of its investment personnel, and also took into consideration the fund's investment objective, strategies and related investment philosophy and current sub-adviser line-up. The Board also considered the structure of the New Sub-Adviser's portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the general qualifications and capabilities of the New Sub-Adviser's investment staff, its use of technology, and the New Sub-Adviser's approach to managing and compensating investment personnel. The Board noted that the New Sub-Adviser's analysts have extensive resources, tools and capabilities which allow them to conduct sophisticated fundamental and/or quantitative analysis. Additionally, in their deliberations, the Board considered the New Sub-Adviser's trading capabilities and resources which are integral parts of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory services to be performed by the New Sub-Adviser under the Sub-Advisory Agreement and (ii) the resources to be devoted to the fund's compliance policies and procedures.

Annual Report

Investment Performance. The Board also considered the historical investment performance of the New Sub-Adviser and the portfolio managers in managing accounts under a similar investment mandate.

Based on its review, the Board concluded that the nature, extent, and quality of services that will be provided to the fund under the Sub-Advisory Agreement should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Fund Expenses. In reviewing the Sub-Advisory Agreement, the Board considered the amount and nature of fees to be paid by the fund to the fund's investment adviser, Strategic Advisers, the amount and nature of fees to be paid by Strategic Advisers to the New Sub-Adviser and the projected change in the fund's total operating expenses as a result of hiring the New Sub-Adviser. The Board noted that the fund's maximum aggregate annual management fee rate may not exceed 1.00% of the fund's average daily net assets and that the Sub-Advisory Agreement will not result in a change to the maximum aggregate annual management fee payable by the fund or Strategic Advisers' portion of the management fee. The Board considered that Strategic Advisers has contractually agreed to reimburse the retail class, Class L and Class N of the fund to the extent that total operating expenses of each class (excluding interest, certain taxes, certain securities lending costs, brokerage commissions, extraordinary expenses, and acquired fund fees and expenses, if any) as a percentage of net assets exceed 0.97%, 0.97% and 1.22%, respectively, through July 31, 2015. In addition, the Board noted that Strategic Advisers has voluntarily agreed to reimburse Class F of the fund to the extent that total operating expenses of the class (excluding interest, certain taxes, certain securities lending costs, brokerage commissions, extraordinary expenses, and acquired fund fees and expenses, if any) exceed 0.87% of the class' average net assets and that such arrangement may be terminated by Strategic Advisers at any time.

Based on its review, the Board concluded that the fund's management fee structure and any changes to projected total expenses bear a reasonable relationship to the services that the fund and its shareholders will receive and the other factors considered.

Because the Sub-Advisory Agreement was negotiated at arm's length and will have no impact on the maximum management fees payable by the fund, the Board did not consider the costs of services and profitability to be significant factors in its decision to approve the Sub-Advisory Agreement.

Potential Fall-Out Benefits. The Board considered that it reviews information regarding the potential of direct and indirect benefits to Strategic Advisers and its affiliates from their relationships with the fund, including non-advisory fee compensation paid to affiliates of Strategic Advisers, if any, during its annual renewal of the fund's advisory agreement with Strategic Advisers. With respect to the New Sub-Adviser, the Board considered management's representation that it does not anticipate that the hiring of the New Sub-Adviser will have a material impact on the potential for fall-out benefits to Strategic Advisers or its affiliates.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Possible Economies of Scale. The Board considered that it reviews whether there have been economies of scale in connection with the management of the fund during its annual renewal of the fund's advisory agreement with Strategic Advisers and the fund's sub-advisory agreements. The Board noted that the Sub-Advisory Agreement provides for breakpoints as the fund's assets grow and noted that any potential decline in sub-advisory fees will accrue directly to shareholders.

Conclusion. Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the Sub-Advisory Agreement's fee structure bears a reasonable relationship to the services to be rendered and that the Sub-Advisory Agreement should be approved because the agreement is in the best interests of the fund and its shareholders. The Board also concluded that the sub-advisory fees to be charged thereunder will be based on services provided that will be in addition to, rather than duplicative of services provided under the advisory contract of any underlying fund in which the fund may invest. In addition, the Board concluded that the approval of the Sub-Advisory Agreement does not involve a conflict of interest from which Strategic Advisers or its affiliates derive an inappropriate advantage.

Annual Report

Investment Adviser

Strategic Advisers, Inc.
Boston, MA

Investment Sub-Advisers

ClariVest Asset Management LLC

Loomis, Sayles & Company, L.P.

Massachusetts Financial
Services Company

Morgan Stanley Investment
Management Inc.

Pyramis Global Advisors, LLC

Waddell & Reed Investment
Management Company

General Distributor

Fidelity Distributors Corporation
Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

The Bank of New York Mellon

New York, NY

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
245 Summer St., Boston, MA 02210
www.fidelity.com

MMG-F-ANN-0715
1.951495.102

Strategic Advisers®
Growth Multi-Manager Fund Class L and Class N

Annual Report

May 31, 2015

(Fidelity Cover Art)

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-835-5095 (plan participants) or 1-877-208-0098 (Advisors and Investment Professionals) to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2015 FMR LLC. All rights reserved.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended May 31, 2015	Past 1 year	Life of fund A
Class LB	13.18%	17.65%
Class NC	12.83%	17.51%

A From November 16, 2011.

B The initial offering of Class L shares took place on November 12, 2013. Returns prior to November 12, 2013, are those of Strategic Advisers® Growth Multi-Manager Fund, the original class of the fund.

C Class N shares bear a 0.25% 12b-1 fee. The initial offering of Class N shares took place on November 12, 2013. Returns prior to November 12, 2013, are those of Strategic Advisers® Growth Multi-Manager Fund, the original class of the fund, which has no 12b-1 fee. Had Class N's 12b-1 fee been reflected, returns prior to November 12, 2013, would have been lower.

Annual Report

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Strategic Advisers® Growth Multi-Manager Fund - Class L on November 16, 2011, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the Russell 1000® Growth Index performed over the same period. See footnote B on the previous page for additional information regarding the performance of Class L.
Annual Report

Management's Discussion of Fund Performance

Market Recap: The U.S. equity market hit fresh new highs in extending its bull run during the 12 months ending May 31, 2015, as stocks continued to hold appeal over bonds amid a supportive cyclical backdrop and low, but rising market interest rates. The S&P 500® Index returned 11.81%, continuing its climb despite pockets of higher volatility along the way. Growth stocks broadly outperformed value-oriented names on prospects for accelerated U.S. economic growth. Accordingly, the tech-stock-heavy and growth-oriented Nasdaq Composite Index® rose 20.89%. The Russell 2000® Index advanced 11.32%, as small-caps rallied in the latter half of the period, partly due to their lower exposure to global-growth headwinds and the stronger dollar. Sector performance was broadly positive but varied greatly, as the effects on profitability from lower oil prices and a stronger greenback helped disperse returns across and within sectors. Within the broad S&P 500®, health care (+27%) led the way, lifted by strong product innovation and merger-and-acquisition activity. Information technology (+19%) and consumer discretionary (+18%) also had a strong year. On the other end of the spectrum, energy (-15%) was the sole sector to lose ground, reflecting a sharp drop in crude oil prices beginning in mid-2014, due to weaker global demand and a U.S. supply boom.

Comments from Portfolio Manager John Stone: For the year, the Fund's share classes lagged the Russell 1000® Growth Index. (For specific class-level results, please see the Performance section of this report.) The Fund's relative underperformance was primarily due to one underlying manager's style being out of favor, along with adverse stock selection by this manager and two others. Sub-adviser Pyramis Global Advisors was the biggest relative detractor because the valuation emphasis inherent in its GARP ("growth at a reasonable price") strategy was out of step with market leadership. Morgan Stanley Investment Management significantly lagged the Russell index due to unfavorable stock picks in the consumer and technology sectors, along with underweighting the strong-performing biotechnology industry. Massachusetts Financial Services also detracted because of weak selections in consumer discretionary and biotech. On the plus side, ClariVest Asset Management's momentum bias benefited from a rising market, and yielded solid choices in consumer staples. Fidelity® Blue Chip Growth Fund - a new addition to the Fund's portfolio this year - also contributed, as its aggressive-growth style resulted in productive selections in technology and health care. During the period, we hired Loomis, Sayles & Company as a sub-advisor.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (December 1, 2014 to May 31, 2015).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition to the direct expenses incurred by the Fund presented in the table, as a shareholder of the underlying mutual funds and exchange-traded funds (ETFs) (the Underlying Funds), the Fund also indirectly bears its proportionate share of the expenses of the Underlying Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition to the direct expenses incurred by the Fund presented in the table, as a shareholder of the Underlying Funds, the Fund also indirectly bears its proportionate share of the expenses of the Underlying Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Annual Report

	Annualized Expense RatioB	Beginning Account Value December 1, 2014	Ending Account Value May 31, 2015	Expenses Paid During Period* December 1, 2014 to May 31, 2015
Growth Multi-Manager	.77%
Actual		$ 1,000.00	$ 1,043.90	$ 3.92
HypotheticalA		$ 1,000.00	$ 1,021.09	$ 3.88
Class F	.69%
Actual		$ 1,000.00	$ 1,044.50	$ 3.52
HypotheticalA		$ 1,000.00	$ 1,021.49	$ 3.48
Class L	.76%
Actual		$ 1,000.00	$ 1,043.80	$ 3.87
HypotheticalA		$ 1,000.00	$ 1,021.14	$ 3.83
Class N	1.01%
Actual		$ 1,000.00	$ 1,042.40	$ 5.14
HypotheticalA		$ 1,000.00	$ 1,019.90	$ 5.09

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). The fees and expenses of the Underlying Funds in which the Fund invests are not included in each Class' annualized expense ratio.

Annual Report

Investment Changes (Unaudited)

The information in the following tables is based on the direct investments of the Fund.
Top Ten Holdings as of May 31, 2015
(excluding cash equivalents)	% of fund's net assets	% of fund's net assets 6 months ago
Apple, Inc.	5.7	5.6
Fidelity Blue Chip Growth Fund	5.0	5.0
Gilead Sciences, Inc.	2.5	2.5
Home Depot, Inc.	2.0	1.7
Visa, Inc. Class A	1.7	1.3
Google, Inc. Class A	1.7	1.7
Facebook, Inc. Class A	1.6	1.5
Google, Inc. Class C	1.5	1.5
Biogen, Inc.	1.3	1.1
Amazon.com, Inc.	1.2	0.4
	24.2
Top Five Market Sectors as of May 31, 2015
(Stocks only)	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	30.1	27.9
Consumer Discretionary	18.1	17.1
Health Care	17.4	15.7
Consumer Staples	8.2	8.2
Industrials	7.4	10.0
Asset Allocation (% of fund's net assets)
As of May 31, 2015	As of November 30, 2014
Stocks 92.0%	Stocks 90.4%
Large Growth Funds 5.1%	Large Growth Funds 5.1%
Short-Term Investments and Net Other Assets (Liabilities) 2.9%	Short-Term Investments and Net Other Assets (Liabilities) 4.5%

Asset allocations of equity funds in the pie charts reflect the categorizations of assets as defined by Morningstar as of the reporting dates indicated above.

Annual Report

Investments May 31, 2015

Showing Percentage of Net Assets

Common Stocks - 91.8%
	Shares	Value
CONSUMER DISCRETIONARY - 17.9%
Auto Components - 0.4%
Lear Corp.	2,494	$ 289,354
Automobiles - 0.5%
General Motors Co.	2,744	98,702
Tesla Motors, Inc. (a)	842	211,174
		309,876
Hotels, Restaurants & Leisure - 3.0%
Brinker International, Inc.	1,822	100,538
Carnival Corp. unit	1,686	78,112
Chipotle Mexican Grill, Inc. (a)	34	20,928
Darden Restaurants, Inc.	1,375	90,118
Dunkin' Brands Group, Inc.	2,446	130,519
Hilton Worldwide Holdings, Inc. (a)	11,410	330,434
Las Vegas Sands Corp.	1,276	64,859
Marriott International, Inc. Class A	1,000	77,990
McDonald's Corp.	2,000	191,860
Panera Bread Co. Class A (a)	631	114,842
Royal Caribbean Cruises Ltd.	2,182	165,788
Starbucks Corp.	3,580	186,017
Wyndham Worldwide Corp.	1,639	139,167
Yum! Brands, Inc.	3,062	275,917
		1,967,089
Household Durables - 0.8%
Harman International Industries, Inc.	1,886	227,301
Mohawk Industries, Inc. (a)	436	81,375
PulteGroup, Inc.	4,116	78,945
Whirlpool Corp.	580	106,865
		494,486
Internet & Catalog Retail - 2.0%
Amazon.com, Inc. (a)	1,868	801,802
Expedia, Inc.	873	93,638
Groupon, Inc. Class A (a)	3,911	24,952
Priceline Group, Inc. (a)	211	247,300
TripAdvisor, Inc. (a)	316	24,098
Vipshop Holdings Ltd. ADR (a)	1,931	48,217
Zalando SE (a)	987	31,870
zulily, Inc. Class A (a)	1,674	22,139
		1,294,016
Leisure Products - 0.2%
Polaris Industries, Inc.	680	97,274
Common Stocks - continued
	Shares	Value
CONSUMER DISCRETIONARY - continued
Media - 3.5%
CBS Corp. Class B	1,741	$ 107,455
Charter Communications, Inc. Class A (a)	829	148,408
Comcast Corp. Class A	12,942	756,589
DIRECTV (a)	986	89,765
Omnicom Group, Inc.	2,265	168,810
The Walt Disney Co.	4,100	452,517
Time Warner Cable, Inc.	1,117	202,054
Time Warner, Inc.	1,320	111,514
Viacom, Inc. Class B (non-vtg.)	3,870	258,826
		2,295,938
Multiline Retail - 0.5%
Kohl's Corp.	3,078	201,578
Macy's, Inc.	2,045	136,913
		338,491
Specialty Retail - 5.6%
American Eagle Outfitters, Inc.	8,274	135,445
AutoZone, Inc. (a)	921	620,404
Bed Bath & Beyond, Inc. (a)	1,486	105,982
Best Buy Co., Inc.	3,730	129,431
Foot Locker, Inc.	2,002	126,526
Home Depot, Inc.	11,451	1,275,870
L Brands, Inc.	1,689	146,132
Lowe's Companies, Inc.	4,208	294,476
O'Reilly Automotive, Inc. (a)	930	204,163
Ross Stores, Inc.	885	85,553
TJX Companies, Inc.	4,670	300,655
Ulta Salon, Cosmetics & Fragrance, Inc. (a)	1,520	231,982
		3,656,619
Textiles, Apparel & Luxury Goods - 1.4%
Hanesbrands, Inc.	5,294	168,667
lululemon athletica, Inc. (a)	1,050	62,780
Michael Kors Holdings Ltd. (a)	1,596	74,214
NIKE, Inc. Class B	4,565	464,124
Under Armour, Inc. Class A (sub. vtg.) (a)	1,506	118,085
		887,870
TOTAL CONSUMER DISCRETIONARY		11,631,013
Common Stocks - continued
	Shares	Value
CONSUMER STAPLES - 8.2%
Beverages - 2.5%
Anheuser-Busch InBev SA NV ADR	2,435	$ 293,564
Molson Coors Brewing Co. Class B	1,860	136,487
Monster Beverage Corp. (a)	1,518	193,211
PepsiCo, Inc.	7,277	701,721
SABMiller PLC sponsored ADR	1,640	88,183
The Coca-Cola Co.	4,785	195,994
		1,609,160
Food & Staples Retailing - 1.9%
CVS Health Corp.	7,029	719,629
Kroger Co.	5,414	394,139
Rite Aid Corp. (a)	16,700	145,624
		1,259,392
Food Products - 2.2%
Archer Daniels Midland Co.	5,392	284,967
Danone SA sponsored ADR	8,937	122,973
General Mills, Inc.	2,984	167,552
Kellogg Co.	2,490	156,297
Keurig Green Mountain, Inc.	1,097	94,605
Mead Johnson Nutrition Co. Class A	1,523	148,188
Mondelez International, Inc.	7,315	304,231
Tyson Foods, Inc. Class A	4,000	169,800
		1,448,613
Household Products - 0.4%
Colgate-Palmolive Co.	2,129	142,196
Procter & Gamble Co.	1,222	95,793
		237,989
Personal Products - 0.1%
Estee Lauder Companies, Inc. Class A	750	65,573
Tobacco - 1.1%
Altria Group, Inc.	1,628	83,354
Lorillard, Inc.	932	67,551
Philip Morris International, Inc.	6,736	559,560
		710,465
TOTAL CONSUMER STAPLES		5,331,192
ENERGY - 2.4%
Energy Equipment & Services - 0.7%
Cameron International Corp. (a)	1,806	92,702
Common Stocks - continued
	Shares	Value
ENERGY - continued
Energy Equipment & Services - continued
Halliburton Co.	2,800	$ 127,120
Schlumberger Ltd.	2,335	211,948
		431,770
Oil, Gas & Consumable Fuels - 1.7%
Apache Corp.	2,600	155,584
Cabot Oil & Gas Corp.	3,747	127,248
EOG Resources, Inc.	3,094	274,407
Marathon Petroleum Corp.	2,681	277,376
Occidental Petroleum Corp.	1,639	128,153
Tesoro Corp.	1,250	110,625
Valero Energy Corp.	1,179	69,844
		1,143,237
TOTAL ENERGY		1,575,007
FINANCIALS - 4.3%
Banks - 0.6%
JPMorgan Chase & Co.	5,793	381,064
Capital Markets - 0.4%
Goldman Sachs Group, Inc.	772	159,179
Greenhill & Co., Inc.	410	15,965
SEI Investments Co.	2,330	111,467
		286,611
Consumer Finance - 1.2%
American Express Co.	517	41,215
Capital One Financial Corp.	5,600	467,936
Discover Financial Services	4,310	251,144
		760,295
Diversified Financial Services - 0.4%
McGraw Hill Financial, Inc.	1,441	149,504
MSCI, Inc. Class A	2,469	153,201
		302,705
Insurance - 1.0%
Allstate Corp.	1,912	128,716
Everest Re Group Ltd.	639	115,985
FNF Group	2,617	99,341
MetLife, Inc.	1,171	61,196
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Insurance - continued
Prudential Financial, Inc.	1,769	$ 149,675
XL Group PLC Class A	2,295	86,476
		641,389
Real Estate Investment Trusts - 0.7%
American Tower Corp.	3,444	319,569
Iron Mountain, Inc.	3,553	129,578
		449,147
TOTAL FINANCIALS		2,821,211
HEALTH CARE - 17.4%
Biotechnology - 6.8%
Alexion Pharmaceuticals, Inc. (a)	1,803	295,404
Alnylam Pharmaceuticals, Inc. (a)	264	34,608
Amgen, Inc.	3,071	479,874
Biogen, Inc. (a)	2,049	813,433
BioMarin Pharmaceutical, Inc. (a)	1,742	218,743
Celgene Corp. (a)	6,499	743,746
Gilead Sciences, Inc.	14,663	1,646,215
Intercept Pharmaceuticals, Inc. (a)	32	8,166
Ironwood Pharmaceuticals, Inc. Class A (a)	2,290	32,312
Seattle Genetics, Inc. (a)	333	14,349
Vertex Pharmaceuticals, Inc. (a)	1,090	139,836
		4,426,686
Health Care Equipment & Supplies - 1.1%
Edwards Lifesciences Corp. (a)	604	78,955
Intuitive Surgical, Inc. (a)	397	193,637
Medtronic PLC	3,123	238,347
St. Jude Medical, Inc.	953	70,284
Varian Medical Systems, Inc. (a)	988	85,561
Zimmer Holdings, Inc.	489	55,790
		722,574
Health Care Providers & Services - 3.4%
Aetna, Inc.	1,507	177,781
Cardinal Health, Inc.	1,431	126,171
Centene Corp. (a)	1,757	132,372
Cigna Corp.	1,125	158,434
Express Scripts Holding Co. (a)	3,007	262,030
HCA Holdings, Inc. (a)	5,718	467,904
Common Stocks - continued
	Shares	Value
HEALTH CARE - continued
Health Care Providers & Services - continued
Laboratory Corp. of America Holdings (a)	1,040	$ 122,668
McKesson Corp.	2,051	486,559
UnitedHealth Group, Inc.	2,275	273,478
		2,207,397
Health Care Technology - 0.2%
athenahealth, Inc. (a)	1,148	133,857
Life Sciences Tools & Services - 1.5%
Agilent Technologies, Inc.	3,530	145,401
Illumina, Inc. (a)	1,781	367,028
Thermo Fisher Scientific, Inc.	3,531	457,724
		970,153
Pharmaceuticals - 4.4%
AbbVie, Inc.	3,310	220,413
Actavis PLC (a)	2,351	721,310
Bristol-Myers Squibb Co.	8,121	524,617
Endo Health Solutions, Inc. (a)	1,807	151,354
Merck & Co., Inc.	7,863	478,778
Novartis AG sponsored ADR	1,033	106,120
Novo Nordisk A/S Series B sponsored ADR	2,142	120,980
Pfizer, Inc.	3,389	117,768
Shire PLC sponsored ADR	970	252,346
Zoetis, Inc. Class A	3,008	149,708
		2,843,394
TOTAL HEALTH CARE		11,304,061
INDUSTRIALS - 7.4%
Aerospace & Defense - 2.8%
General Dynamics Corp.	1,634	229,021
Honeywell International, Inc.	2,186	227,781
L-3 Communications Holdings, Inc.	752	88,593
Northrop Grumman Corp.	1,344	213,938
Precision Castparts Corp.	439	92,906
Textron, Inc.	2,980	134,756
The Boeing Co.	2,221	312,095
TransDigm Group, Inc.	231	52,215
United Technologies Corp.	4,316	505,706
		1,857,011
Common Stocks - continued
	Shares	Value
INDUSTRIALS - continued
Air Freight & Logistics - 1.2%
Expeditors International of Washington, Inc.	2,187	$ 100,252
FedEx Corp.	1,664	288,238
United Parcel Service, Inc. Class B	3,387	336,058
XPO Logistics, Inc. (a)	514	25,268
		749,816
Airlines - 0.8%
Copa Holdings SA Class A	1,627	138,767
Delta Air Lines, Inc.	6,513	279,538
United Continental Holdings, Inc. (a)	1,657	90,456
		508,761
Commercial Services & Supplies - 0.1%
Stericycle, Inc. (a)	375	51,488
Electrical Equipment - 0.0%
SolarCity Corp. (a)	458	27,535
Industrial Conglomerates - 0.4%
Danaher Corp.	1,191	102,807
Roper Industries, Inc.	833	145,742
		248,549
Machinery - 0.5%
Caterpillar, Inc.	1,247	106,394
Colfax Corp. (a)	1,015	51,146
Cummins, Inc.	688	93,258
Trinity Industries, Inc.	2,548	76,415
		327,213
Professional Services - 0.4%
IHS, Inc. Class A (a)	881	108,715
Verisk Analytics, Inc. (a)	1,751	127,088
		235,803
Road & Rail - 1.2%
Canadian Pacific Railway Ltd.	1,763	290,507
Kansas City Southern	702	63,531
Union Pacific Corp.	4,510	455,104
		809,142
TOTAL INDUSTRIALS		4,815,318
INFORMATION TECHNOLOGY - 30.1%
Communications Equipment - 1.6%
Cisco Systems, Inc.	9,992	292,866
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - continued
Communications Equipment - continued
Juniper Networks, Inc.	2,185	$ 60,743
Palo Alto Networks, Inc. (a)	326	55,254
QUALCOMM, Inc.	9,619	670,252
		1,079,115
Electronic Equipment & Components - 0.3%
Corning, Inc.	5,718	119,621
Keysight Technologies, Inc. (a)	1,755	57,669
		177,290
Internet Software & Services - 7.2%
Alibaba Group Holding Ltd. sponsored ADR	1,170	104,504
Autohome, Inc. ADR Class A (a)	1,123	51,198
Dropbox, Inc. (a)(e)	1,585	25,994
eBay, Inc. (a)	4,310	264,462
Facebook, Inc. Class A (a)	13,450	1,065,106
Google, Inc.:
Class A (a)	1,982	1,080,824
Class C	1,881	1,000,899
IAC/InterActiveCorp	763	57,278
LendingClub Corp.	725	13,927
LinkedIn Corp. Class A (a)	2,434	474,460
MercadoLibre, Inc.	372	53,988
Pandora Media, Inc. (a)	2,382	44,472
SurveyMonkey (e)	1,159	19,332
Twitter, Inc. (a)	6,910	253,390
Yelp, Inc. (a)	575	27,548
Youku Tudou, Inc. ADR (a)	2,284	61,599
Zillow Group, Inc. (a)	1,190	108,754
		4,707,735
IT Services - 6.6%
Accenture PLC Class A	1,650	158,466
Alliance Data Systems Corp. (a)	1,611	480,126
Amdocs Ltd.	2,049	112,388
Automatic Data Processing, Inc.	362	30,955
Cognizant Technology Solutions Corp. Class A (a)	7,607	492,325
Fidelity National Information Services, Inc.	4,450	279,015
Fiserv, Inc. (a)	2,049	164,227
FleetCor Technologies, Inc. (a)	3,082	468,895
Gartner, Inc. Class A (a)	1,382	120,897
IBM Corp.	872	147,935
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - continued
IT Services - continued
MasterCard, Inc. Class A	7,630	$ 703,944
Visa, Inc. Class A	16,481	1,131,915
		4,291,088
Semiconductors & Semiconductor Equipment - 3.0%
Altera Corp.	203	9,917
Analog Devices, Inc.	4,146	281,762
Applied Materials, Inc.	6,697	134,811
ARM Holdings PLC sponsored ADR	1,551	82,622
Avago Technologies Ltd.	1,585	234,691
Broadcom Corp. Class A	4,039	229,617
Lam Research Corp.	3,403	279,897
Micron Technology, Inc. (a)	2,200	61,446
NXP Semiconductors NV (a)	2,687	301,616
Skyworks Solutions, Inc.	1,602	175,195
Texas Instruments, Inc.	2,732	152,773
		1,944,347
Software - 5.4%
Activision Blizzard, Inc.	5,820	147,013
Adobe Systems, Inc. (a)	2,680	211,961
Aspen Technology, Inc. (a)	3,390	145,092
Autodesk, Inc. (a)	1,558	84,366
Citrix Systems, Inc. (a)	2,123	138,016
Electronic Arts, Inc. (a)	3,194	200,439
FactSet Research Systems, Inc.	476	78,621
FireEye, Inc. (a)	2,642	123,038
Intuit, Inc.	1,709	177,992
Microsoft Corp.	12,270	574,972
NetSuite, Inc. (a)	440	41,105
Oracle Corp.	17,437	758,335
ServiceNow, Inc. (a)	1,661	127,249
SolarWinds, Inc. (a)	3,032	143,868
Splunk, Inc. (a)	2,469	166,954
Synopsys, Inc. (a)	2,494	124,426
Tableau Software, Inc. (a)	936	105,965
Workday, Inc. Class A (a)	1,718	135,585
Zynga, Inc. (a)	6,089	17,963
		3,502,960
Technology Hardware, Storage & Peripherals - 6.0%
3D Systems Corp. (a)	682	14,915
Apple, Inc.	28,271	3,683,136
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - continued
Technology Hardware, Storage & Peripherals - continued
NCR Corp. (a)	4,177	$ 125,519
Stratasys Ltd. (a)	234	8,321
Western Digital Corp.	855	83,243
		3,915,134
TOTAL INFORMATION TECHNOLOGY		19,617,669
MATERIALS - 3.0%
Chemicals - 2.8%
Ashland, Inc.	2,647	337,228
FMC Corp.	1,320	75,464
LyondellBasell Industries NV Class A	4,203	424,923
Monsanto Co.	1,700	198,866
PPG Industries, Inc.	1,849	423,218
Sherwin-Williams Co.	437	125,935
The Dow Chemical Co.	2,143	111,586
The Mosaic Co.	2,200	100,870
		1,798,090
Construction Materials - 0.1%
Eagle Materials, Inc.	916	76,468
Metals & Mining - 0.1%
Freeport-McMoRan, Inc.	3,690	72,509
TOTAL MATERIALS		1,947,067
TELECOMMUNICATION SERVICES - 1.0%
Diversified Telecommunication Services - 0.8%
Verizon Communications, Inc.	11,315	559,414
Wireless Telecommunication Services - 0.2%
SBA Communications Corp. Class A (a)	1,110	124,109
TOTAL TELECOMMUNICATION SERVICES		683,523
UTILITIES - 0.1%
Independent Power and Renewable Electricity Producers - 0.1%
The AES Corp.	5,378	73,141
TOTAL COMMON STOCKS (Cost $40,512,012)		59,799,202
Preferred Stocks - 0.2%
	Shares	Value
Convertible Preferred Stocks - 0.1%
CONSUMER DISCRETIONARY - 0.1%
Diversified Consumer Services - 0.1%
Airbnb, Inc. Series D (a)(e)	783	$ 30,208
Nonconvertible Preferred Stocks - 0.1%
CONSUMER DISCRETIONARY - 0.1%
Internet & Catalog Retail - 0.1%
Flipkart Series D (a)(e)	365	51,918
INFORMATION TECHNOLOGY - 0.0%
IT Services - 0.0%
Palantir Technologies, Inc.:
Series G (a)(e)	1,489	13,237
Series H (a)(e)	655	5,823
Series H1 (a)(e)	655	5,823
		24,883
TOTAL NONCONVERTIBLE PREFERRED STOCKS		76,801
TOTAL PREFERRED STOCKS (Cost $49,408)		107,009
Equity Funds - 5.1%

Large Growth Funds - 5.1%
Fidelity Blue Chip Growth Fund (c)	44,949	3,290,742
iShares Russell 1000 Growth Index ETF	438	44,137
TOTAL EQUITY FUNDS (Cost $2,933,746)		3,334,879
U.S. Treasury Obligations - 0.0%
	Principal Amount
U.S. Treasury Bills, yield at date of purchase 0.02% 6/11/15 to 8/13/15 (d) (Cost $29,999)	$ 30,000	30,000
Money Market Funds - 2.9%
	Shares	Value
Dreyfus Treasury & Agency Cash Management Fund Institutional Shares, 0.01% (b) (Cost $1,870,623)	1,870,623	$ 1,870,623
TOTAL INVESTMENT PORTFOLIO - 100.0% (Cost $45,395,788)		65,141,713
NET OTHER ASSETS (LIABILITIES) - 0.0%		(10,191)
NET ASSETS - 100%		$ 65,131,522
Futures Contracts
	Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation/ (Depreciation)
Purchased
Equity Index Contracts
8 ICE Russell 1000 Growth Index Contracts (United States)	June 2015	$ 808,560	$ 11,839
The face value of futures purchased as a percentage of net assets is 1.2%
Security Type Abbreviations
ETF	-	Exchange-Traded Fund
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end.
(c) Affiliated Fund
(d) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $30,000.

(e) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $152,335 or 0.2% of net assets.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost
Airbnb, Inc. Series D	4/16/14	$ 31,878
Dropbox, Inc.	5/1/12 - 5/25/12	$ 14,349
Flipkart Series D	10/4/13	$ 8,376
Palantir Technologies, Inc. Series G	7/19/12	$ 4,556
Palantir Technologies, Inc. Series H	10/25/13	$ 2,299
Palantir Technologies, Inc. Series H1	10/25/13	$ 2,299
SurveyMonkey	11/25/14	$ 19,066
Affiliated Underlying Funds
Information regarding the Fund's fiscal year to date purchases and sales of the affiliated Underlying Funds and income earned by the Fund from investments in affiliated Underlying Funds is as follows:
Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Fidelity Blue Chip Growth Fund	$ -	$ 3,026,789	$ 120,970	$ 1,168	$ 3,290,742
Other Information

The following is a summary of the inputs used, as of May 31, 2015, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 11,713,139	$ 11,631,013	$ -	$ 82,126
Consumer Staples	5,331,192	5,331,192	-	-
Energy	1,575,007	1,575,007	-	-
Financials	2,821,211	2,821,211	-	-
Health Care	11,304,061	11,304,061	-	-
Industrials	4,815,318	4,815,318	-	-
Information Technology	19,642,552	19,572,343	-	70,209
Materials	1,947,067	1,947,067	-	-
Telecommunication Services	683,523	683,523	-	-
Utilities	73,141	73,141	-	-
Equity Funds	3,334,879	3,334,879	-	-
U.S. Treasury Obligations	30,000	-	30,000	-
Money Market Funds	1,870,623	1,870,623	-	-
Total Investments in Securities:	$ 65,141,713	$ 64,959,378	$ 30,000	$ 152,335
Derivative Instruments:
Assets
Futures Contracts	$ 11,839	$ 11,839	$ -	$ -
Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of May 31, 2015. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Equity Risk
Futures Contracts (a)	$ 11,839	$ -
Total Value of Derivatives	$ 11,839	$ -

(a) Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. Only the period end receivable or payable for daily variation margin and net unrealized appreciation (depreciation) are presented in the Statement of Assets and Liabilities.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	May 31, 2015

Assets
Investment in securities, at value - See accompanying schedule: Unaffiliated issuers (cost $42,487,224)	$ 61,850,971
Affiliated issuers (cost $2,908,564)	3,290,742
Total Investments (cost $45,395,788)		$ 65,141,713
Foreign currency held at value (cost $20,806)		18,310
Receivable for investments sold		3,358
Receivable for fund shares sold		15,641
Dividends receivable		60,247
Interest receivable		15
Prepaid expenses		313
Other receivables		137
Total assets		65,239,734

Liabilities
Payable for investments purchased	$ 15,098
Accrued management fee	27,713
Distribution and service plan fees payable	26
Payable for daily variation margin for derivative instruments	5,840
Other affiliated payables	6,805
Audit fees payable	37,347
Custody fees payable	14,993
Other payables and accrued expenses	390
Total liabilities		108,212

Net Assets		$ 65,131,522
Net Assets consist of:
Paid in capital		$ 43,268,990
Undistributed net investment income		119,410
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		1,987,924
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		19,755,198
Net Assets		$ 65,131,522

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

May 31, 2015

Growth Multi-Manager: Net Asset Value, offering price and redemption price per share ($62,615,437 ÷ 4,460,558 shares)	$ 14.04

Class F: Net Asset Value, offering price and redemption price per share ($2,269,186 ÷ 161,630 shares)	$ 14.04

Class L: Net Asset Value, offering price and redemption price per share ($123,689 ÷ 8,815 shares)	$ 14.03

Class N: Net Asset Value, offering price and redemption price per share ($123,210 ÷ 8,792 shares)	$ 14.01

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended May 31, 2015

Investment Income
Dividends: Unaffiliated issuers		$ 745,511
Affiliated issuers		1,168
Interest		182
Total income		746,861

Expenses
Management fee	$ 311,242
Transfer agent fees	55,960
Distribution and service plan fees	291
Accounting fees and expenses	23,734
Custodian fees and expenses	23,130
Independent trustees' compensation	699
Registration fees	38,727
Audit	53,915
Legal	417
Miscellaneous	725
Total expenses		508,840
Net investment income (loss)		238,021
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	6,161,887
Affiliated issuers	2,744
Foreign currency transactions	(875)
Futures contracts	180,925
Realized gain distributions from underlying funds:
Affiliated issuers	25,621
Total net realized gain (loss)		6,370,302
Change in net unrealized appreciation (depreciation) on: Investment securities	994,270
Assets and liabilities in foreign currencies	(1,911)
Futures contracts	(49,349)
Total change in net unrealized appreciation (depreciation)		943,010
Net gain (loss)		7,313,312
Net increase (decrease) in net assets resulting from operations		$ 7,551,333

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended May 31, 2015	Year ended May 31, 2014
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 238,021	$ 404,078
Net realized gain (loss)	6,370,302	7,764,546
Change in net unrealized appreciation (depreciation)	943,010	6,447,177
Net increase (decrease) in net assets resulting from operations	7,551,333	14,615,801
Distributions to shareholders from net investment income	(250,833)	(341,214)
Distributions to shareholders from net realized gain	(9,557,988)	(3,803,435)
Total distributions	(9,808,821)	(4,144,649)
Share transactions - net increase (decrease)	153,529	(8,113,079)
Total increase (decrease) in net assets	(2,103,959)	2,358,073

Net Assets
Beginning of period	67,235,481	64,877,408
End of period (including undistributed net investment income of $119,410 and undistributed net investment income of $135,385, respectively)	$ 65,131,522	$ 67,235,481

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Growth Multi-Manager

Years ended May 31,	2015	2014	2013	2012 E
Selected Per-Share Data
Net asset value, beginning of period	$ 14.73	$ 12.70	$ 10.47	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.05	.08	.07	.02
Net realized and unrealized gain (loss)	1.71	2.74	2.22	.46
Total from investment operations	1.76	2.82	2.29	.48
Distributions from net investment income	(.06)	(.07)	(.06)	(.01)
Distributions from net realized gain	(2.38)	(.73)	-	-
Total distributions	(2.45) I	(.79) H	(.06)	(.01)
Net asset value, end of period	$ 14.04	$ 14.73	$ 12.70	$ 10.47
Total ReturnB, C	13.15%	22.94%	21.97%	4.83%
Ratios to Average Net Assets F
Expenses before reductions	.84%	.83%	.87%	.91%A
Expenses net of fee waivers, if any	.84%	.80%	.87%	.91%A
Expenses net of all reductions	.84%	.80%	.87%	.91%A
Net investment income (loss)	.39%	.55%	.60%	.32%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 62,615	$ 65,731	$ 64,621	$ 52,717
Portfolio turnover rate G	46%	51%	65%	50%A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E For the period November 16, 2011 (commencement of operations) to May 31, 2012.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up period may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. Fees and expenses of the Underlying Funds are not included in the class' annualized ratios. The class indirectly bears its proportionate share of the expenses of the Underlying Funds.

G Amount does not include the portfolio activity of any Underlying Funds.

H Total distributions of $.79 per share is comprised of distributions from net investment income of $.065 and distributions from net realized gain of $.729 per share.

I Total distributions of $2.45 per share is comprised of distributions from net investment income of $.062 and distributions from net realized gain of $2.384 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class F

Years ended May 31,	2015	2014	2013 E
Selected Per-Share Data
Net asset value, beginning of period	$ 14.73	$ 12.70	$ 11.31
Income from Investment Operations
Net investment income (loss) D	.07	.09	.03
Net realized and unrealized gain (loss)	1.70	2.75	1.41
Total from investment operations	1.77	2.84	1.44
Distributions from net investment income	(.08)	(.08)	(.05)
Distributions from net realized gain	(2.38)	(.73)	-
Total distributions	(2.46)	(.81)	(.05)
Net asset value, end of period	$ 14.04	$ 14.73	$ 12.70
Total ReturnB, C	13.27%	23.05%	12.82%
Ratios to Average Net Assets F
Expenses before reductions	.74%	.74%	.72%A
Expenses net of fee waivers, if any	.74%	.69%	.72%A
Expenses net of all reductions	.74%	.69%	.72%A
Net investment income (loss)	.48%	.66%	.64%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,269	$ 1,286	$ 256
Portfolio turnover rate G	46%	51%	65%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E For the period December 18, 2012 (commencement of sale of shares) to May 31, 2013.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up period may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. Fees and expenses of the Underlying Funds are not included in the class' annualized ratios. The class indirectly bears its proportionate share of the expenses of the Underlying Funds.

G Amount does not include the portfolio activity of any Underlying Funds.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class L

Years ended May 31,	2015	2014 E
Selected Per-Share Data
Net asset value, beginning of period	$ 14.72	$ 13.96
Income from Investment Operations
Net investment income (loss) D	.05	.05
Net realized and unrealized gain (loss)	1.71	1.22
Total from investment operations	1.76	1.27
Distributions from net investment income	(.07)	(.05)
Distributions from net realized gain	(2.38)	(.46)
Total distributions	(2.45)	(.51)
Net asset value, end of period	$ 14.03	$ 14.72
Total ReturnB, C	13.18%	9.28%
Ratios to Average Net Assets F
Expenses before reductions	.84%	.85%A
Expenses net of fee waivers, if any	.84%	.85%A
Expenses net of all reductions	.84%	.85%A
Net investment income (loss)	.39%	.58%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 124	$ 109
Portfolio turnover rate G	46%	51%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E For the period November 12, 2013 (commencement of sale of shares) to May 31, 2014.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up period may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. Fees and expenses of the Underlying Funds are not included in the class' annualized ratios. The class indirectly bears its proportionate share of the expenses of the Underlying Funds.

G Amount does not include the portfolio activity of any Underlying Funds.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class N

Years ended May 31,	2015	2014 E
Selected Per-Share Data
Net asset value, beginning of period	$ 14.71	$ 13.96
Income from Investment Operations
Net investment income (loss) D	.02	.03
Net realized and unrealized gain (loss)	1.70	1.23
Total from investment operations	1.72	1.26
Distributions from net investment income	(.03)	(.05)
Distributions from net realized gain	(2.38)	(.46)
Total distributions	(2.42)H	(.51)
Net asset value, end of period	$ 14.01	$ 14.71
Total ReturnB, C	12.83%	9.17%
Ratios to Average Net Assets F
Expenses before reductions	1.09%	1.10%A
Expenses net of fee waivers, if any	1.09%	1.10%A
Expenses net of all reductions	1.09%	1.10%A
Net investment income (loss)	.14%	.32%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 123	$ 109
Portfolio turnover rate G	46%	51%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E For the period November 12, 2013 (commencement of sale of shares) to May 31, 2014.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up period may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. Fees and expenses of the Underlying Funds are not included in the class' annualized ratios. The class indirectly bears its proportionate share of the expenses of the Underlying Funds.

G Amount does not include the portfolio activity of any Underlying Funds.

H Total distributions of $2.42 per share is comprised of distributions from net investment income of $.031 and distributions from net realized gain of $2.384 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended May 31, 2015

1. Organization.

Strategic Advisers Growth Multi-Manager Fund (the Fund) is a non-diversified fund of Fidelity Rutland Square Trust II (the Trust), and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust. The Fund is available only to certain employer-sponsored retirement plans and Fidelity brokerage or mutual fund accounts. The Fund commenced sale of Class L and Class N shares on November 12, 2013. The Fund offers Growth Multi-Manager, Class F, Class L and Class N shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

2. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Strategic Advisers, Inc. (Strategic Advisers) Fair Value Committee (the Committee). In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

Annual Report

2. Significant Accounting Policies - continued

Investment Valuation - continued

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. U.S. government and government agency obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances. ETFs are valued at their last sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day but the exchange reports a closing bid level,

Annual Report

Notes to Financial Statements - continued

2. Significant Accounting Policies - continued

Investment Valuation - continued

ETFs are valued at the closing bid and would be categorized as Level 1 in the hierarchy. In the event there was no closing bid, ETFs may be valued by another method that the Board believes reflects fair value in accordance with the Board's fair value pricing policies and may be categorized as Level 2 in the hierarchy.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy. If an unaffiliated open-end mutual fund's NAV is unavailable, shares of that fund may be valued by another method that the Board believes reflects fair value in accordance with the Board's fair value pricing policies and is categorized as Level 2 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of May 31, 2015 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in

Annual Report

2. Significant Accounting Policies - continued

Investment Transactions and Income - continued

dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Underlying Funds and distributions from ETFs, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Strategic Advisers funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of May 31, 2015, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax

Annual Report

Notes to Financial Statements - continued

2. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to futures contracts, foreign currency transactions, deferred trustees compensation and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 20,590,044
Gross unrealized depreciation	(905,034)
Net unrealized appreciation (depreciation) on securities	$ 19,685,010

Tax Cost	$ 45,456,703

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 163,074
Undistributed long-term capital gain	$ 2,017,404
Net unrealized appreciation (depreciation) on securities and other investments	$ 19,682,444

Annual Report

2. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax character of distributions paid was as follows:

	May 31, 2015	May 31, 2014
Ordinary Income	$ 1,031,435	$ 805,922
Long-term Capital Gains	8,777,386	3,338,727
Total	$ 9,808,821	$ 4,144,649

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

New Accounting Pronouncement. In June 2014, the Financial Accounting Standards Board issued Accounting Standard Update No. 2014-11, Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures (the Update). The Update amends the accounting for certain repurchase agreements and expands disclosure requirements for reverse repurchase agreements, securities lending and other similar transactions. The disclosure requirements are effective for annual and interim reporting periods beginning after December 15, 2014. Management is currently evaluating the impact of the Update on the Fund's financial statements and related disclosures.

3. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

Annual Report

Notes to Financial Statements - continued

3. Derivative Instruments - continued

Risk Exposures and the Use of Derivative Instruments - continued

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk

Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin for derivative instruments in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end and is representative of volume of activity during the period. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments.

During the period the Fund recognized net realized gain (loss) of $180,925 and a change in net unrealized appreciation (depreciation) of $(49,349) related to its investment in futures contracts. These amounts are included in the Statement of Operations.

Annual Report

4. Purchases and Sales of Investments.

Purchases and sales of securities (including the Underlying Fund shares), other than short-term securities, aggregated $27,106,128 and $33,939,622, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Strategic Advisers (the investment adviser) provides the Fund with investment management related services. For these services, the Fund pays a monthly management fee to the investment adviser. The management fee is calculated by adding the annual management fee rate of .30% of the Fund's average net assets throughout the month payable to the investment adviser to the aggregate of the fee rates, payable monthly, to the Fund's sub-advisers. The Fund's maximum aggregate management fee will not exceed 1.00% of the Fund's average net assets. For the reporting period, the total annual management fee rate was .51% of the Fund's average net assets.

Sub-Advisers. ClariVest Asset Management LLC, Loomis Sayles & Company, L.P., Massachusetts Financial Services Company (MFS), Morgan Stanley Investment Management, Inc., Pyramis Global Advisors, LLC (an affiliate of the investment adviser) and Waddell & Reed Investment Management Co. each served as a sub-adviser for the Fund during the period. Sub-advisers provide discretionary investment advisory services for their allocated portion of the Fund's assets and are paid by the investment adviser and not the Fund for providing these services.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Class N pays Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, a Service Fee based on an annual percentage of Class N's average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Service Fee rate, total service fees and amounts retained by FDC were as follows:

	Service Fee	Total Fees	Retained by FDC
Class N	.25%	$ 291	$ 291

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class F. Each class, except for Class F, does not directly pay transfer agent fees with respect to the portion of its

Annual Report

Notes to Financial Statements - continued

5. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

assets invested in Underlying Funds, excluding exchange-traded funds. FIIOC receives no fees for providing transfer agency services to Class F. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each applicable class were as follows:

	Amount	% of Class-Level Average Net Assets
Growth Multi-Manager	$ 55,742.09
Class L	109.09
Class N	109.09
	$ 55,960

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The fee is based on the level of average net assets for each month.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $57 for the period.

Other. During the period, the investment adviser reimbursed the Fund for certain losses in the amount of $3,474.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $91 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

Annual Report

7. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended May 31,	2015	2014A
From net investment income
Growth Multi-Manager	$ 241,432	$ 336,398
Class F	8,656	4,121
Class L	510	365
Class N	235	330
Total	$ 250,833	$ 341,214
From net realized gain
Growth Multi-Manager	$ 9,260,375	$ 3,761,147
Class F	260,707	35,698
Class L	18,460	3,295
Class N	18,446	3,295
Total	$ 9,557,988	$ 3,803,435

A Distributions for Class L and Class N are for the period November 12, 2013 to May 31, 2014.

8. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between funds:

	Shares		Dollars
Years ended May 31,	2015	2014A	2015	2014A
Growth Multi-Manager
Shares sold	103,048	63,560	$ 1,428,473	$ 884,856
Reinvestment of distributions	696,781	305,080	9,501,807	4,097,545
Shares redeemed	(802,621)	(993,949)	(11,839,923)	(14,235,587)
Net increase (decrease)	(2,792)	(625,309)	$ (909,643)	$ (9,253,186)
Class F
Shares sold	70,412	72,001	$ 976,138	$ 1,001,159
Reinvestment of distributions	19,794	2,896	269,363	39,819
Shares redeemed	(15,876)	(7,751)	(219,980)	(108,156)
Net increase (decrease)	74,330	67,146	$ 1,025,521	$ 932,822
Class L
Shares sold	-	7,163	$ -	$ 100,000
Reinvestment of distributions	1,391	261	18,970	3,660
Net increase (decrease)	1,391	7,424	$ 18,970	$ 103,660

Annual Report

Notes to Financial Statements - continued

8. Share Transactions - continued

	Shares		Dollars
Years ended May 31,	2015	2014A	2015	2014A
Class N
Shares sold	-	7,163	$ -	$ 100,000
Reinvestment of distributions	1,371	258	18,681	3,625
Net increase (decrease)	1,371	7,421	$ 18,681	$ 103,625

A Share transactions for Class L and Class N are for the period November 12, 2013 (commencement of sale of shares) to May 31, 2014.

9. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, the investment adviser or its affiliates were the owners of record of 95% of the total outstanding shares of the Fund.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Rutland Square Trust II and the Shareholders of Strategic Advisers Growth Multi-Manager Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Strategic Advisers Growth Multi-Manager Fund (a fund of Fidelity Rutland Square Trust II) at May 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Strategic Advisers Growth Multi-Manager Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 2015 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

July 21, 2015

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. If the interests of the fund and an underlying Fidelity fund were to diverge, a conflict of interest could arise and affect how the Trustees and Member of the Advisory Board fulfill their fiduciary duties to the affected funds. Strategic Advisers has structured the fund to avoid these potential conflicts, although there may be situations where a conflict of interest is unavoidable. In such instances, Strategic Advisers, the Trustees, and Member of the Advisory Board would take reasonable steps to minimize and, if possible, eliminate the conflict. Each of the Trustees oversees 18 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. The officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee may also engage professional search firms to help identify potential Independent Trustee candidates with experience, qualifications, attributes, and skills consistent with the Statement of Policy. Additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, may be considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

Annual Report

Trustees and Officers - continued

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Roger T. Servison is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ralph F. Cox serves as the lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees asset allocation funds. Other boards oversee Fidelity's investment-grade bond, money market, and asset allocation funds and Fidelity's equity and high income funds. The fund may invest in Fidelity funds overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues.

The Trustees primarily operate as a full Board, but also operate in committees, to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board has charged Strategic Advisers and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through Strategic Advisers, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. Board oversight of different aspects of the fund's activities is exercised primarily through the full Board, but also through the Audit and Compliance Committee. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate. The responsibilities of each committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-835-5095 (plan participants) or 1-877-208-0098 (Advisors and Investment Professionals).

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Roger T. Servison (1945)
Year of Election or Appointment: 2006 Trustee Chairman of the Board of Trustees

Mr. Servison also serves as Trustee of other funds. Mr. Servison serves as President of Strategic New Business Development for Fidelity Investments and serves as a Director of Strategic Advisers (investment adviser firm). Previously, Mr. Servison oversaw Fidelity Investments Life Insurance Company (2005-2006) and Strategic Advisers (2005-2007). Mr. Servison also served as President and a Director of Fidelity Brokerage Services (Japan), LLC (1994-2004).

Derek L. Young (1964)
Year of Election or Appointment: 2012 Trustee

Mr. Young also serves as Trustee or an officer of other funds. He is President and a Director of Strategic Advisers, Inc. (investment adviser firm, 2011-present), President of Fidelity Global Asset Allocation (GAA) (2011-present), and Vice Chairman of Pyramis Global Advisors, LLC (investment adviser firm, 2011-present). Previously, Mr. Young served as Chief Investment Officer of GAA (2009-2011) and as a portfolio manager.

Annual Report

Trustees and Officers - continued

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with Strategic Advisers.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Peter C. Aldrich (1944)
Year of Election or Appointment: 2006 Trustee

Mr. Aldrich also serves as Trustee of other funds. Mr. Aldrich is a Director of the National Bureau of Economic Research and a Director of the funds of BlackRock Realty Group (2006-present). Previously, Mr. Aldrich served as a Trustee for the Fidelity Rutland Square Trust (2005-2010), a Managing Member of Poseidon, LLC (foreign private investment, 1998-2004), and Chairman and Managing Member of AEGIS, LLC (foreign private investment, 1997-2004). Mr. Aldrich also served as Faculty Chairman of The Research Council on Global Investment of The Conference Board (business and professional education non-profit, 1999-2004). Mr. Aldrich is a Member of the Boards of Trustees of the Museum of Fine Arts Boston and Massachusetts Eye and Ear Infirmary and an Overseer of the Longy School of Music.

Amy Butte Liebowitz (1968)
Year of Election or Appointment: 2011 Trustee

Ms. Butte Liebowitz also serves as Trustee of other funds. Ms. Butte Liebowitz was the founder and Chief Executive Officer of TILE Financial (financial internet service, 2008-2012). Previously, Ms. Butte Liebowitz served as the Chief Financial Officer and member of the Board of Directors of MF Global (broker-dealer, 2006-2008), and Chief Financial Officer and Executive Vice President of the New York Stock Exchange (2004-2006). Ms. Butte Liebowitz is a member of the Boards of Directors of Accion International and the New York Women's Forum, as well as an alumna of the World Economic Forum's Young Global Leader program.

Ralph F. Cox (1932)
Year of Election or Appointment: 2006 Trustee

Mr. Cox also serves as Trustee of other funds. Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Mr. Cox is a Director of Abraxas Petroleum (exploration and production). Mr. Cox is a member of the Advisory Boards of the Business and Engineering Schools of Texas A&M University and the Engineering School of University of Texas at Austin. Previously, Mr. Cox served as a Trustee for the Fidelity Rutland Square Trust (2005-2010) and as an Advisory Director of CH2M Hill Companies (engineering, 1981-2011). Mr. Ralph F. Cox and Mr. Howard E. Cox, Jr. are not related.

Mary C. Farrell (1949)
Year of Election or Appointment: 2013 Trustee

Ms. Farrell also serves as Trustee or Member of the Advisory Board of other funds. Ms. Farrell is a Director of the W.R. Berkley Corporation (insurance provider) and President (2009-present) and Director (2006-present) of the Howard Gilman Foundation (charitable organization). Previously, Ms. Farrell was Managing Director and Chief Investment Strategist at UBS Wealth Management USA and Co-Head of UBS Wealth Management Investment Strategy & Research Group (2003-2005). Ms. Farrell also served as Investment Strategist at PaineWebber (1982-2000) and UBS PaineWebber (2000-2002). Ms. Farrell also serves as Trustee on the Board of Overseers of the New York University Stern School of Business, and as Chairman of the Board of Trustees of Yale-New Haven Hospital.

Karen Kaplan (1960)
Year of Election or Appointment: 2006 Trustee

Ms. Kaplan also serves as Trustee of other funds. Ms. Kaplan is Chief Executive Officer (2013-present) and President (2007-present) of Hill Holliday (advertising and specialized marketing). Ms. Kaplan is a Director of Vera Bradley (2012-present), Member of the Board of Governors of the Chief Executives' Club of Boston (2010-present), Chairman (2012-2014) and Member (2006-present) of the Executive Committee of the Greater Boston Chamber of Commerce, Member of the Board of Directors of Jobs for Massachusetts (2012-present), Member of the National Association of Corporate Directors Chapter (2012-present), and Member of the Board of Directors of the Post Office Square Trust (2012-present). She is also a member of the Clinton Global Initiative, an action oriented community of the most effective CEOs, heads of state, Nobel Prize winners, and non-governmental leaders in the world. Previously, Ms. Kaplan served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010), Director of DSM (dba Dental and DentaQuest) (2004-2014), Member of the Board of Directors of the Massachusetts Conference for Women (2008-2014), President of the Massachusetts Women's Forum (2008-2010), Treasurer of the Massachusetts Women's Forum (2002-2006), Vice Chair of the Board of the Massachusetts Society for the Prevention of Cruelty to Children (2003-2010), Director of United Way of Massachusetts Bay (2004-2006), Director of ADVO (direct mail marketing, 2003-2007), and Director of Tweeter Home Entertainment Group (2006-2007).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Advisory Board Member and Officers:

Correspondence intended for each officer and Howard E. Cox, Jr. may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation
Howard E. Cox, Jr. (1944)
Year of Election or Appointment: 2009 Member of the Advisory Board

Mr. Cox also serves as Member of the Advisory Board of other funds. Mr. Cox is a Member of the Advisory Board of Devonshire Investors (2009-present). Mr. Cox serves as an Advisory Partner of Greylock (venture capital) and a Director of Stryker Corporation (medical products and services). Previously, Mr. Cox served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010) and a Member of the Secretary of Defense's Business Board of Directors (2008-2010). Mr. Howard E. Cox, Jr. and Mr. Ralph F. Cox are not related.

Elizabeth Paige Baumann (1968)
Year of Election or Appointment: 2012 Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (diversified financial services company, 2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Brian Blackburn (1975)
Year of Election or Appointment: 2014 Assistant Secretary
Mr. Blackburn also serves as an officer of other funds. Mr. Blackburn serves as Vice President & Associate General Counsel (2013-present) and is an employee of Fidelity Investments (2007-present).
Jonathan Davis (1968)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)
Year of Election or Appointment: 2011 Vice President and Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)
Year of Election or Appointment: 2012 Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John Hitt (1967)
Year of Election or Appointment: 2014 Secretary and Chief Legal Officer

Mr. Hitt also serves as an officer of other funds. Mr. Hitt serves as Senior Vice President and Deputy General Counsel in Fidelity's Asset Management Group (2010-present) and is an employee of Fidelity Investments.

Kenneth B. Robins (1969)
Year of Election or Appointment: 2010 President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Nicholas E. Steck (1964)
Year of Election or Appointment: 2009 Chief Financial Officer

Mr. Steck also serves as Chief Financial Officer of other funds. Mr. Steck serves as Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2008-present) and is an employee of Fidelity Investments. During the period 2002 to 2009, Mr. Steck served as a Compliance Officer of FMR (investment adviser firm), Fidelity Investments Money Management, Inc. (investment adviser firm), FMR LLC (diversified financial management company), Fidelity Research & Analysis (U.K.) Inc. (investment adviser firm), Fidelity Management & Research (Hong Kong) Limited (investment adviser firm), and Fidelity Management & Research (Japan) Inc. (investment adviser firm).

Bruce Treff (1966)
Year of Election or Appointment: 2013 Chief Compliance Officer

Mr. Treff also serves as Compliance Officer of other funds. Mr. Treff serves as Senior Vice President of Asset Management Compliance (2013-present). Prior to joining Fidelity Investments, Mr. Treff served as Managing Director of Citibank, N.A. (2005-2013).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Strategic Advisers Growth Multi-Manager Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Class L	07/13/15	07/10/15	$0.027	$0.442
Class N	07/13/15	07/10/15	$0.013	$0.442

The fund hereby designates as a capital gain dividend with respect to the taxable year ended May 31, 2015, $5,985,646, or, if subsequently determined to be different, the net capital gain of such year.

Class L designates 54% and 100%; and Class N designates 58% and 100%; of the dividends distributed in July and December, respectively during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Class L designates 49% and 100%; and Class N designates 53% and 100%; of the dividends distributed in July and December, respectively during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2016 of amounts for use in preparing 2015 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Strategic Advisers Growth Multi-Manager Fund

On December 2, 2014, the Board of Trustees, including the Independent Trustees (together, the Board) voted at an in-person meeting to approve an investment advisory agreement (the Sub-Advisory Agreement) with Loomis Sayles & Company, L.P. (New Sub-Adviser) for the fund.

The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, considered a broad range of information it believed relevant to the approval of the Sub-Advisory Agreement.

In considering whether to approve the Sub-Advisory Agreement, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the approval of the Sub-Advisory Agreement is in the best interests of the fund and its shareholders and that the approval of such agreement does not involve a conflict of interest from which Strategic Advisers, Inc. (Strategic Advisers) or its affiliates derive an inappropriate advantage. Also, the Board found that the advisory fees to be charged under the Sub-Advisory Agreement bear a reasonable relationship to the services to be rendered and will be based upon services provided that will be in addition to, rather than duplicative of services provided under the advisory contract of any underlying fund in which the fund may invest. The Board's decision to approve the Sub-Advisory Agreement was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board.

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the New Sub-Adviser, including the backgrounds of its investment personnel, and also took into consideration the fund's investment objective, strategies and related investment philosophy and current sub-adviser line-up. The Board also considered the structure of the New Sub-Adviser's portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the general qualifications and capabilities of the New Sub-Adviser's investment staff, its use of technology, and the New Sub-Adviser's approach to managing and compensating investment personnel. The Board noted that the New Sub-Adviser's analysts have extensive resources, tools and capabilities which allow them to conduct sophisticated fundamental and/or quantitative analysis. Additionally, in their deliberations, the Board considered the New Sub-Adviser's trading capabilities and resources which are integral parts of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory services to be performed by the New Sub-Adviser under the Sub-Advisory Agreement and (ii) the resources to be devoted to the fund's compliance policies and procedures.

Annual Report

Investment Performance. The Board also considered the historical investment performance of the New Sub-Adviser and the portfolio managers in managing accounts under a similar investment mandate.

Based on its review, the Board concluded that the nature, extent, and quality of services that will be provided to the fund under the Sub-Advisory Agreement should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Fund Expenses. In reviewing the Sub-Advisory Agreement, the Board considered the amount and nature of fees to be paid by the fund to the fund's investment adviser, Strategic Advisers, the amount and nature of fees to be paid by Strategic Advisers to the New Sub-Adviser and the projected change in the fund's total operating expenses as a result of hiring the New Sub-Adviser. The Board noted that the fund's maximum aggregate annual management fee rate may not exceed 1.00% of the fund's average daily net assets and that the Sub-Advisory Agreement will not result in a change to the maximum aggregate annual management fee payable by the fund or Strategic Advisers' portion of the management fee. The Board considered that Strategic Advisers has contractually agreed to reimburse the retail class, Class L and Class N of the fund to the extent that total operating expenses of each class (excluding interest, certain taxes, certain securities lending costs, brokerage commissions, extraordinary expenses, and acquired fund fees and expenses, if any) as a percentage of net assets exceed 0.97%, 0.97% and 1.22%, respectively, through July 31, 2015. In addition, the Board noted that Strategic Advisers has voluntarily agreed to reimburse Class F of the fund to the extent that total operating expenses of the class (excluding interest, certain taxes, certain securities lending costs, brokerage commissions, extraordinary expenses, and acquired fund fees and expenses, if any) exceed 0.87% of the class' average net assets and that such arrangement may be terminated by Strategic Advisers at any time.

Based on its review, the Board concluded that the fund's management fee structure and any changes to projected total expenses bear a reasonable relationship to the services that the fund and its shareholders will receive and the other factors considered.

Because the Sub-Advisory Agreement was negotiated at arm's length and will have no impact on the maximum management fees payable by the fund, the Board did not consider the costs of services and profitability to be significant factors in its decision to approve the Sub-Advisory Agreement.

Potential Fall-Out Benefits. The Board considered that it reviews information regarding the potential of direct and indirect benefits to Strategic Advisers and its affiliates from their relationships with the fund, including non-advisory fee compensation paid to affiliates of Strategic Advisers, if any, during its annual renewal of the fund's advisory agreement with Strategic Advisers. With respect to the New Sub-Adviser, the Board considered management's representation that it does not anticipate that the hiring of the New Sub-Adviser will have a material impact on the potential for fall-out benefits to Strategic Advisers or its affiliates.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Possible Economies of Scale. The Board considered that it reviews whether there have been economies of scale in connection with the management of the fund during its annual renewal of the fund's advisory agreement with Strategic Advisers and the fund's sub-advisory agreements. The Board noted that the Sub-Advisory Agreement provides for breakpoints as the fund's assets grow and noted that any potential decline in sub-advisory fees will accrue directly to shareholders.

Conclusion. Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the Sub-Advisory Agreement's fee structure bears a reasonable relationship to the services to be rendered and that the Sub-Advisory Agreement should be approved because the agreement is in the best interests of the fund and its shareholders. The Board also concluded that the sub-advisory fees to be charged thereunder will be based on services provided that will be in addition to, rather than duplicative of services provided under the advisory contract of any underlying fund in which the fund may invest. In addition, the Board concluded that the approval of the Sub-Advisory Agreement does not involve a conflict of interest from which Strategic Advisers or its affiliates derive an inappropriate advantage.

Annual Report

Investment Adviser

Strategic Advisers, Inc.
Boston, MA

Investment Sub-Advisers

ClariVest Asset Management LLC

Loomis, Sayles & Company, L.P.

Massachusetts Financial Services
Company

Morgan Stanley Investment Management
Inc.

Pyramis Global Advisors, LLC

Waddell & Reed Investment Management
Company

General Distributor

Fidelity Distributors Corporation
Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

The Bank of New York Mellon
New York, NY

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
245 Summer St., Boston, MA 02210
www.fidelity.com

MMG-L-MMG-N-ANN-0715
1.9585625.101

Strategic Advisers® Short Duration Fund

Offered exclusively to certain clients of Strategic Advisers, Inc. - not available for sale to the general public

Annual Report

May 31, 2015

(Fidelity Cover Art)

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)

To view a fund's proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-544-3455 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2015 FMR LLC. All rights reserved.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended May 31, 2015	Past 1 year	Life of fund A
Strategic Advisers® Short Duration Fund	0.66%	1.09%

A From December 20, 2011.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Strategic Advisers® Short Duration Fund on December 20, 2011, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the Citigroup® 6-Month US Treasury Bill Index performed over the same period.
Annual Report

Management's Discussion of Fund Performance

Market Recap: U.S. taxable investment-grade bonds posted a modest gain for the year ending May 31, 2015, driven almost entirely by coupon (stated interest) payments, as the relative appeal of stocks and expectations for higher policy interest rates dampened bond prices. The Barclays® U.S. Aggregate Bond Index rose 3.03%, supported by uneven economic growth in a low-inflation environment. This return was well below the index's historical long-term average, but far above the negative result of international bonds, which struggled amid a surging U.S. dollar. International investors continued to seek the relative safe haven of U.S. bonds, due to economic weakness throughout much of Europe and parts of Asia, and stimulus measures in those regions that pushed down already-low bond yields. Longer-maturity, medium-quality bonds posted the biggest advances, as rates declined further out the curve and investor demand for yield remained strong. Within the Barclays index, most major spread sectors - including investment-grade credit and mortgage-backed securities - had equivalent total returns to U.S. Treasuries, but lagged on an excess-return basis, reflecting minimal yield advantage this period for taking on additional risk. At period end, many investors continued to expect that the U.S. Federal Reserve would raise interest rates later this year for the first time since 2006.

Comments from Portfolio Manager Gregory Pappas: For the year, the Fund handily outpaced the Citigroup® 6-Month US Treasury Bill Index, fueled by strong relative performance from nearly all underlying managers. Among individual managers, PIMCO Short-Term Fund - our largest manager allocation - was the top relative contributor. PIMCO's multisector strategy resulted in solid returns across various market sectors. PIMCO also benefited from limiting its interest-rate risk on the two- to five-year portion of the Treasury yield curve and from its active currency positioning. Sub-adviser Pyramis Global Advisors was another contributor, bolstered by investments in several sectors along with sizable exposure to short-term floating-rate bonds. Sub-adviser T. Rowe Price helped the Fund's relative performance due to an overweighting in corporate credit and lighter-than-index exposure to short-term Treasuries. Fidelity® Floating Rate High Income Fund also contributed, and was the best-performing manager on an absolute basis. Given the credit risk inherent in this fund, however, I maintained a limited allocation there. I marginally reduced the Fund's interest-rate sensitivity by trimming allocations to our short-term managers and increasing allocations to low-duration and money market/low-volatility managers. I thought this was prudent since I believe the U.S. Federal Reserve might implement a rate increase this year.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (December 1, 2014 to May 31, 2015).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition to the direct expenses incurred by the Fund presented in the table, as a shareholder of the underlying mutual funds (the Underlying Funds), the Fund also indirectly bears its proportionate share of the expenses of the Underlying Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition to the direct expenses incurred by the Fund presented in the table, as a shareholder of the Underlying Funds, the Fund also indirectly bears its proportionate share of the expenses of the Underlying Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Annual Report

	Annualized Expense Ratio B	Beginning Account Value December 1, 2014	Ending Account Value May 31, 2015	Expenses Paid During Period* December 1, 2014 to May 31, 2015
Actual	.10%	$ 1,000.00	$ 1,004.40	$ .50
Hypothetical A		$ 1,000.00	$ 1,024.43	$ .50

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

* Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). The fees and expenses of the Underlying Funds in which the Fund invests are not included in the Fund's annualized expense ratio.

Annual Report

Investment Changes (Unaudited)

The information in the following tables is based on the direct investments of the Fund.
Top Ten Holdings as of May 31, 2015
(excluding cash equivalents)	% of fund's net assets	% of fund's net assets 6 months ago
PIMCO Short-Term Fund	20.2	20.6
Fidelity Short-Term Bond Fund	10.8	11.4
Metropolitan West Low Duration Bond Fund - Class M	9.0	9.0
Fidelity Conservative Income Bond Fund Institutional Class	6.1	6.3
JPMorgan Short Duration Bond Fund - Select Class Shares	4.3	4.2
BlackRock Low Duration Bond Portfolio	4.1	3.7
Fidelity Floating Rate High Income Fund	3.5	3.0
Janus Short-Term Bond Fund - Class T	3.4	3.5
Delaware Limited-Term Diversified Income Fund - Class A	2.3	2.2
Wells Fargo Advantage Ultra Short-Term Municipal Income Fund - Administrator Class	1.6	1.9
	65.3
Asset Allocation (% of fund's net assets)
As of May 31, 2015	As of November 30, 2014
Corporate Bonds 17.0%	Corporate Bonds 17.0%
U.S. Government and U.S. Government Agency Obligations 2.7%	U.S. Government and U.S. Government Agency Obligations 2.8%
Asset-Backed Securities 6.7%	Asset-Backed Securities 6.4%
CMOs and Other Mortgage Related Securities 1.4%	CMOs and Other Mortgage Related Securities 1.0%
Municipal Securities 0.1%	Municipal Securities 0.1%
Bank Loan Funds 3.5%	Bank Loan Funds 3.0%
Other Investments 0.0%*	Other Investments 0.1%
Short-Term Funds 61.8%	Short-Term Funds 62.8%
Short-Term Investments and Net Other Assets (Liabilities) 6.8%	Short-Term Investments and Net Other Assets (Liabilities) 6.8%

Asset allocations of fixed-income funds in the pie charts reflect the categorizations of assets as defined by Morningstar as of the reporting dates indicated above.
* Amount represents less than 0.1%.

Annual Report

Investments May 31, 2015

Showing Percentage of Net Assets

Nonconvertible Bonds - 17.0%
	Principal Amount	Value
CONSUMER DISCRETIONARY - 1.3%
Automobiles - 0.9%
American Honda Finance Corp. 0.7708% 10/7/16 (e)	$ 5,000,000	$ 5,025,245
Daimler Finance North America LLC:
0% 8/1/18 (c)(e)	1,060,000	1,072,215
0.5616% 3/2/17 (c)(e)	5,000,000	5,000,000
0.6182% 8/1/17 (c)(e)	5,000,000	4,991,010
0.726% 5/18/18 (c)(e)	5,000,000	5,004,260
0.9582% 8/1/16 (c)(e)	7,500,000	7,542,383
1.125% 3/10/17 (c)	1,825,000	1,825,400
General Motors Financial Co., Inc.:
3.15% 1/15/20	1,400,000	1,400,218
4.75% 8/15/17	1,125,000	1,189,179
Harley-Davidson Financial Services, Inc. 1.15% 9/15/15 (c)	1,010,000	1,011,760
Hyundai Capital Services, Inc.:
3.5% 9/13/17 (c)	605,000	627,810
4.375% 7/27/16 (c)	780,000	808,149
Volkswagen Group of America Finance LLC:
0.652% 5/23/17 (c)(e)	15,000,000	14,997,930
1.25% 5/23/17 (c)	2,140,000	2,144,276
Volkswagen International Finance NV 0.716% 11/18/16 (c)(e)	10,000,000	10,026,680
		62,666,515
Diversified Consumer Services - 0.0%
ERAC U.S.A. Finance Co. 6.375% 10/15/17 (c)	550,000	611,799
ERAC U.S.A. Finance LLC:
1.4% 4/15/16 (c)	645,000	646,772
2.75% 3/15/17 (c)	520,000	533,409
2.8% 11/1/18 (c)	115,000	118,132
		1,910,112
Hotels, Restaurants & Leisure - 0.0%
Brinker International, Inc. 2.6% 5/15/18	425,000	426,267
Carnival Corp. 1.2% 2/5/16	540,000	541,247
GLP Capital LP/GLP Financing II, Inc. 4.375% 11/1/18	1,225,000	1,267,875
		2,235,389
Household Durables - 0.1%
Mohawk Industries, Inc. 6.125% 1/15/16	1,485,000	1,530,468
Newell Rubbermaid, Inc. 2.05% 12/1/17	280,000	282,745
Nonconvertible Bonds - continued
	Principal Amount	Value
CONSUMER DISCRETIONARY - continued
Household Durables - continued
Whirlpool Corp.:
1.35% 3/1/17	$ 325,000	$ 325,489
1.65% 11/1/17	450,000	452,533
		2,591,235
Media - 0.3%
DIRECTV Holdings LLC/DIRECTV Financing, Inc.:
3.125% 2/15/16	5,000,000	5,076,555
3.5% 3/1/16	240,000	244,596
Interpublic Group of Companies, Inc. 2.25% 11/15/17	1,840,000	1,861,460
NBCUniversal Enterprise, Inc.:
0.8123% 4/15/16 (c)(e)	7,000,000	7,022,211
0.9603% 4/15/18 (c)(e)	740,000	745,140
Omnicom Group, Inc. 5.9% 4/15/16	1,635,000	1,705,521
Thomson Reuters Corp.:
0.875% 5/23/16	615,000	614,755
1.3% 2/23/17	710,000	710,211
Time Warner Cable, Inc. 8.25% 4/1/19	895,000	1,060,604
		19,041,053
Multiline Retail - 0.0%
Dollar General Corp. 4.125% 7/15/17	1,330,000	1,393,571
Specialty Retail - 0.0%
AutoZone, Inc.:
1.3% 1/13/17	850,000	851,522
5.5% 11/15/15	270,000	275,841
		1,127,363
Textiles, Apparel & Luxury Goods - 0.0%
Invista Finance LLC 4.25% 10/15/19 (c)	530,000	522,050
TOTAL CONSUMER DISCRETIONARY		91,487,288
CONSUMER STAPLES - 0.5%
Beverages - 0.0%
Heineken NV 1.4% 10/1/17 (c)	795,000	796,773
Food & Staples Retailing - 0.3%
CVS Health Corp. 1.2% 12/5/16	610,000	613,350
Kroger Co.:
0.8044% 10/17/16 (e)	10,000,000	10,027,070
Nonconvertible Bonds - continued
	Principal Amount	Value
CONSUMER STAPLES - continued
Food & Staples Retailing - continued
Kroger Co.: - continued
1.2% 10/17/16	$ 450,000	$ 451,117
Walgreens Boots Alliance, Inc. 0.726% 5/18/16 (e)	8,995,000	9,006,909
		20,098,446
Food Products - 0.1%
Bunge Ltd. Finance Corp. 3.2% 6/15/17	1,725,000	1,772,222
General Mills, Inc. 0.579% 1/29/16 (e)	1,994,000	1,994,058
Tyson Foods, Inc. 2.65% 8/15/19	635,000	646,916
William Wrigley Jr. Co.:
1.4% 10/21/16 (c)	270,000	270,914
2% 10/20/17 (c)	1,180,000	1,195,063
		5,879,173
Personal Products - 0.0%
Avon Products, Inc. 3.125% 3/15/16	460,000	461,150
Tobacco - 0.1%
Altria Group, Inc. 4.125% 9/11/15	10,000,000	10,098,550
Imperial Tobacco Finance 2.05% 2/11/18 (c)	1,820,000	1,822,819
Reynolds American, Inc. 1.05% 10/30/15	275,000	274,879
		12,196,248
TOTAL CONSUMER STAPLES		39,431,790
ENERGY - 1.3%
Energy Equipment & Services - 0.1%
Cameron International Corp.:
1.15% 12/15/16	215,000	213,921
1.4% 6/15/17	670,000	665,571
Korea National Oil Corp. 4% 10/27/16 (c)	515,000	534,821
Nabors Industries, Inc. 2.35% 9/15/16	370,000	371,266
Noble Holding International Ltd.:
2.5% 3/15/17	180,000	180,224
3.45% 8/1/15	595,000	596,722
Rowan Companies, Inc. 5% 9/1/17	370,000	382,328
SESI LLC:
6.375% 5/1/19	1,210,000	1,243,275
7.125% 12/15/21	1,180,000	1,262,600
Transocean, Inc.:
3% 10/15/17	2,015,000	1,965,884
Nonconvertible Bonds - continued
	Principal Amount	Value
ENERGY - continued
Energy Equipment & Services - continued
Transocean, Inc.: - continued
4.95% 11/15/15	$ 187,000	$ 189,338
5.05% 12/15/16	410,000	425,375
		8,031,325
Oil, Gas & Consumable Fuels - 1.2%
Anadarko Petroleum Corp.:
5.95% 9/15/16	285,000	302,023
6.375% 9/15/17	1,700,000	1,877,511
BG Energy Capital PLC 2.875% 10/15/16 (c)	1,485,000	1,521,008
BP Capital Markets PLC 0.6289% 2/10/17 (e)	10,000,000	10,002,730
Canadian Natural Resources Ltd.:
0.6481% 3/30/16 (e)	5,000,000	4,992,630
5.7% 5/15/17	650,000	700,147
China Shenhua Overseas Capital Co. Ltd.:
2.5% 1/20/18 (Reg. S)	1,325,000	1,335,156
3.125% 1/20/20 (Reg. S)	1,740,000	1,756,114
CNOOC Finance (2013) Ltd. 1.125% 5/9/16	513,000	512,501
CNOOC Nexen Finance 2014 ULC 1.625% 4/30/17	550,000	550,954
Columbia Pipeline Group, Inc. 2.45% 6/1/18 (c)	460,000	464,133
Continental Resources, Inc. 7.125% 4/1/21	1,145,000	1,217,994
DCP Midstream Operating LP:
2.5% 12/1/17	1,410,000	1,371,270
3.25% 10/1/15	1,280,000	1,280,033
Delek & Avner-Yam Tethys Ltd. 2.803% 12/30/16 (c)	370,000	370,925
Devon Energy Corp. 0.7206% 12/15/15 (e)	10,000,000	9,991,310
Duke Energy Field Services 5.375% 10/15/15 (c)	850,000	857,438
Ecopetrol SA 4.25% 9/18/18	1,205,000	1,271,275
Enbridge Energy Partners LP 5.875% 12/15/16	1,056,000	1,122,903
Enbridge, Inc.:
0.7116% 6/2/17 (e)	2,341,000	2,313,360
0.9242% 10/1/16 (e)	6,820,000	6,829,719
Energy Transfer Partners LP 6.7% 7/1/18	275,000	311,669
EnLink Midstream Partners LP 2.7% 4/1/19	195,000	194,565
Enterprise Products Operating LP:
1.25% 8/13/15	1,025,000	1,026,518
2.55% 10/15/19	385,000	389,598
Exxon Mobil Corp.:
0.6336% 3/6/22 (e)	2,475,000	2,479,905
1.305% 3/6/18	1,740,000	1,743,515
Kinder Morgan Energy Partners LP 3.5% 3/1/16	235,000	239,349
Nonconvertible Bonds - continued
	Principal Amount	Value
ENERGY - continued
Oil, Gas & Consumable Fuels - continued
Kinder Morgan, Inc. 2% 12/1/17	$ 235,000	$ 235,500
Marathon Oil Corp. 0.9% 11/1/15	1,295,000	1,294,574
Murphy Oil Corp. 2.5% 12/1/17	2,060,000	2,067,332
ONEOK Partners LP:
3.2% 9/15/18	95,000	97,149
3.25% 2/1/16	1,670,000	1,688,479
Origin Energy Finance Ltd. 3.5% 10/9/18 (c)	605,000	619,794
Petrobras Global Finance BV 1.896% 5/20/16 (e)	7,000,000	6,878,830
Petroleos Mexicanos:
3.125% 1/23/19	195,000	198,452
3.5% 7/18/18	625,000	647,931
3.5% 7/23/20 (c)	410,000	415,695
Pioneer Natural Resources Co. 5.875% 7/15/16	2,045,000	2,147,692
Plains All American Pipeline LP/PAA Finance Corp. 3.95% 9/15/15	375,000	378,404
Plains Exploration & Production Co.:
6.125% 6/15/19	195,000	206,700
6.5% 11/15/20	1,274,000	1,350,440
Southwestern Energy Co. 3.3% 1/23/18	285,000	292,989
Tennessee Gas Pipeline Co. 8% 2/1/16	1,415,000	1,475,040
TransCanada PipeLines Ltd.:
0.9531% 6/30/16 (e)	5,900,000	5,913,192
1.0659% 1/12/18 (e)	3,000,000	3,006,837
		85,941,283
TOTAL ENERGY		93,972,608
FINANCIALS - 10.2%
Banks - 6.5%
ABN AMRO Bank NV 1.079% 10/28/16 (c)(e)	13,556,000	13,639,505
ANZ National International Ltd. 1.85% 10/15/15 (c)	1,950,000	1,959,580
Bank of America Corp.:
1.0846% 3/22/16 (e)	16,260,000	16,315,902
1.25% 1/11/16	1,065,000	1,067,479
1.5% 10/9/15	3,285,000	3,293,429
1.7% 8/25/17	1,345,000	1,349,913
3.625% 3/17/16	3,000,000	3,061,491
5.65% 5/1/18	425,000	468,711
Bank of America NA:
0% 6/5/17 (e)	5,000,000	5,003,950
Nonconvertible Bonds - continued
	Principal Amount	Value
FINANCIALS - continued
Banks - continued
Bank of America NA: - continued
0.745% 11/14/16 (e)	$ 11,845,000	$ 11,854,239
Bank of Nova Scotia 0.6899% 12/13/16 (e)	14,990,000	15,039,992
Bank of Tokyo-Mitsubishi UFJ Ltd.:
0.5736% 9/8/17 (c)(e)	3,000,000	2,990,556
0.732% 2/26/16 (c)(e)	13,000,000	13,012,246
0.8736% 9/9/16 (c)(e)	3,000,000	3,006,408
1.55% 9/9/16 (c)	1,690,000	1,699,089
Banque Federative du Credit Mutuel SA:
1.1251% 1/20/17 (c)(e)	2,000,000	2,013,164
1.7% 1/20/17 (c)	1,415,000	1,424,730
2.5% 10/29/18 (c)	1,405,000	1,436,303
Barclays Bank PLC:
5% 9/22/16	10,765,000	11,319,031
6.05% 12/4/17 (c)	1,930,000	2,106,416
BB&T Corp. 0% 6/15/18 (e)	975,000	983,747
BNP Paribas SA 0.8577% 12/12/16 (e)	6,623,000	6,652,088
BPCE SA:
1.527% 4/25/16 (e)	15,000,000	15,123,390
2.5% 12/10/18	1,410,000	1,440,597
Branch Banking & Trust Co. 0.6916% 12/1/16 (e)	5,000,000	5,005,345
Capital One Bank NA 1.15% 11/21/16	440,000	440,711
Capital One NA:
0.7146% 3/22/16 (e)	3,000,000	3,002,637
0.9588% 2/5/18 (e)	5,000,000	5,016,880
Citigroup, Inc.:
0.967% 4/27/18 (e)	5,000,000	4,995,700
0.982% 11/24/17 (e)	5,000,000	5,003,075
1.0642% 4/1/16 (e)	18,984,000	19,038,750
1.237% 7/25/16 (e)	10,000,000	10,041,760
1.3% 4/1/16	1,000,000	1,002,478
1.55% 8/14/17	1,630,000	1,629,384
1.8% 2/5/18	1,205,000	1,206,239
1.85% 11/24/17	570,000	573,690
Commonwealth Bank of Australia 0.6299% 3/13/17 (c)(e)	5,000,000	5,002,575
Credit Agricole SA 1.1208% 10/3/16 (c)(e)	3,000,000	3,015,819
Credit Suisse New York Branch:
0.5666% 3/11/16 (e)	5,000,000	4,999,555
0.772% 5/26/17 (e)	4,000,000	3,993,232
Nonconvertible Bonds - continued
	Principal Amount	Value
FINANCIALS - continued
Banks - continued
Credit Suisse New York Branch: - continued
1.375% 5/26/17	$ 1,725,000	$ 1,726,101
Discover Bank 7% 4/15/20	1,360,000	1,595,748
DNB Bank ASA 3.2% 4/3/17 (c)	1,710,000	1,766,690
Fifth Third Bancorp 3.625% 1/25/16	760,000	773,431
Fifth Third Bank:
0.692% 2/26/16 (e)	8,000,000	8,012,024
0.786% 11/18/16 (e)	7,500,000	7,522,500
1.15% 11/18/16	1,180,000	1,182,005
HBOS PLC 6.75% 5/21/18 (c)	1,605,000	1,790,074
HSBC Bank PLC 0.9139% 5/15/18 (c)(e)	1,365,000	1,370,934
HSBC U.S.A., Inc.:
0.6166% 11/13/17 (e)	5,000,000	4,989,810
0.7152% 3/3/17 (e)	5,000,000	5,004,340
1.625% 1/16/18	1,260,000	1,264,667
ING Bank NV:
0.6108% 1/4/16 (c)(e)	5,000,000	5,002,745
1.2136% 3/7/16 (c)(e)	1,020,000	1,024,798
1.9068% 9/25/15 (c)(e)	7,000,000	7,030,814
2% 9/25/15 (c)	2,000,000	2,009,234
Intesa Sanpaolo SpA 3.125% 1/15/16	7,595,000	7,685,806
Itau Unibanco Holding SA 2.85% 5/26/18 (c)	690,000	691,725
JPMorgan Chase & Co.:
2% 8/15/17	2,510,000	2,541,280
3.45% 3/1/16	3,000,000	3,059,115
KeyBank NA 0.772% 11/25/16 (e)	5,800,000	5,809,669
KeyCorp. 3.75% 8/13/15	6,045,000	6,081,270
Lloyds Bank PLC 2.3% 11/27/18	810,000	821,910
Manufacturers & Traders Trust Co. 0.577% 7/25/17 (e)	10,000,000	9,956,760
Mizuho Bank Ltd.:
0.7168% 9/25/17 (c)(e)	7,000,000	6,986,966
1.7% 9/25/17 (c)	950,000	953,207
MUFG Americas Holdings Corp. 0.8489% 2/9/18 (e)	7,000,000	7,008,862
MUFG Union Bank NA 1.0194% 9/26/16 (e)	9,045,000	9,084,997
National Australia Bank Ltd. 0.5136% 12/9/16 (c)(e)	7,000,000	7,006,286
National Bank of Canada 1.45% 11/7/17	2,090,000	2,085,912
Nordea Bank AB 0.875% 5/13/16 (c)	2,840,000	2,844,854
PNC Bank NA:
0.5782% 8/1/17 (e)	19,200,000	19,162,982
1.15% 11/1/16	980,000	981,905
Nonconvertible Bonds - continued
	Principal Amount	Value
FINANCIALS - continued
Banks - continued
PNC Bank NA: - continued
1.3% 10/3/16	$ 1,175,000	$ 1,180,941
Regions Bank 7.5% 5/15/18	289,000	333,319
Regions Financial Corp. 5.75% 6/15/15	1,015,000	1,016,714
Royal Bank of Canada:
0.5388% 2/3/17 (e)	10,000,000	10,007,710
0.7236% 9/9/16 (e)	7,000,000	7,027,363
Royal Bank of Scotland Group PLC:
1.2131% 3/31/17 (e)	8,200,000	8,205,576
2.55% 9/18/15	13,945,000	14,009,844
Sovereign Bank 2% 1/12/18	445,000	446,739
Standard Chartered PLC 1.5% 9/8/17 (c)	1,390,000	1,386,845
Sumitomo Mitsui Banking Corp.:
0.7012% 1/10/17 (e)	7,000,000	6,998,579
0.8556% 1/16/18 (e)	5,000,000	5,007,155
0.9451% 7/19/16 (e)	5,000,000	5,016,760
Sumitomo Mitsui Trust Bank Ltd. 1.8% 3/28/18 (c)	1,815,000	1,820,282
SunTrust Banks, Inc. 2.35% 11/1/18	645,000	654,106
Swedbank AB 1.75% 3/12/18 (c)	2,835,000	2,844,931
The Toronto Dominion Bank:
0.4459% 7/13/16 (e)	5,000,000	5,001,870
0.5308% 1/6/17 (e)	5,000,000	5,005,370
0.7236% 9/9/16 (e)	5,000,000	5,017,650
0.7826% 4/30/18 (e)	1,260,000	1,265,797
U.S. Bank NA 0.577% 1/26/18 (e)	10,000,000	10,010,020
Wachovia Corp. 0.6182% 10/28/15 (e)	10,000,000	10,002,310
Wells Fargo Bank NA 0.486% 5/16/16 (e)	10,641,000	10,625,315
Westpac Banking Corp.:
0.6316% 12/1/17 (e)	5,000,000	4,998,765
1.05% 11/25/16	1,045,000	1,048,335
		473,991,503
Capital Markets - 2.1%
Deutsche Bank AG London Branch:
0.7535% 5/30/17 (e)	5,000,000	4,997,040
0.8866% 2/13/17 (e)	14,490,000	14,522,660
Goldman Sachs Group, Inc.:
0.7146% 3/22/16 (e)	28,678,000	28,664,263
0.9535% 5/22/17 (e)	10,000,000	10,001,680
1.0706% 12/15/17 (e)	5,000,000	5,009,915
1.6% 11/23/15	368,000	369,578
Nonconvertible Bonds - continued
	Principal Amount	Value
FINANCIALS - continued
Capital Markets - continued
Goldman Sachs Group, Inc.: - continued
6.15% 4/1/18	$ 530,000	$ 591,401
6.25% 9/1/17	2,738,000	3,010,973
JPMorgan Chase & Co.:
0.726% 11/18/16 (e)	32,000,000	32,042,944
0.902% 2/26/16 (e)	7,000,000	7,015,932
Legg Mason, Inc. 2.7% 7/15/19	185,000	188,173
Merrill Lynch & Co., Inc.:
6.4% 8/28/17	510,000	561,740
6.875% 4/25/18	740,000	842,734
Morgan Stanley:
0% 4/25/18 (e)	1,565,000	1,591,766
1.0108% 1/5/18 (e)	5,000,000	5,020,445
1.1275% 1/24/19 (e)	3,265,000	3,275,291
1.532% 2/25/16 (e)	18,000,000	18,124,416
3.8% 4/29/16	8,000,000	8,216,912
UBS AG Stamford Branch 0.9694% 3/26/18 (e)	8,000,000	8,017,696
		152,065,559
Consumer Finance - 1.0%
American Express Co. 0.8735% 5/22/18 (e)	1,975,000	1,977,893
American Express Credit Corp.:
0.7266% 11/13/15 (e)	10,625,000	10,637,357
0.789% 7/29/16 (e)	8,000,000	8,020,904
2.75% 9/15/15	8,000,000	8,049,336
Capital One Financial Corp. 0.9198% 11/6/15 (e)	10,000,000	10,014,910
Discover Financial Services 6.45% 6/12/17	255,000	278,943
Ford Motor Credit Co. LLC:
0.8986% 3/27/17 (e)	5,000,000	4,999,960
1.5289% 5/9/16 (e)	13,555,000	13,636,750
1.684% 9/8/17	1,765,000	1,761,932
1.7% 5/9/16	420,000	422,393
3% 6/12/17	1,385,000	1,420,345
General Electric Capital Corp. 0.9808% 4/2/18 (e)	2,800,000	2,834,572
Hyundai Capital America:
1.45% 2/6/17 (c)	975,000	973,994
1.625% 10/2/15 (c)	1,095,000	1,097,548
1.875% 8/9/16 (c)	890,000	898,087
Nissan Motor Acceptance Corp. 1.95% 9/12/17 (c)	1,375,000	1,391,177
		68,416,101
Nonconvertible Bonds - continued
	Principal Amount	Value
FINANCIALS - continued
Diversified Financial Services - 0.2%
Berkshire Hathaway Finance Corp. 0.5759% 1/12/18 (e)	$ 5,000,000	$ 5,015,360
General Electric Capital Corp. 0.5538% 1/9/17 (e)	5,000,000	5,015,785
IntercontinentalExchange Group, Inc. 2.5% 10/15/18	480,000	493,779
		10,524,924
Insurance - 0.4%
AFLAC, Inc. 2.65% 2/15/17	215,000	220,992
AIA Group Ltd. 2.25% 3/11/19 (c)	336,000	335,787
Aon Corp. 3.125% 5/27/16	3,000,000	3,065,067
CNA Financial Corp. 6.5% 8/15/16	630,000	669,240
FNF Group 6.6% 5/15/17	1,015,000	1,103,797
Marsh & McLennan Companies, Inc. 2.55% 10/15/18	575,000	586,838
Metropolitan Life Global Funding I:
0.477% 7/14/16 (c)(e)	5,000,000	5,004,815
0.6512% 4/10/17 (c)(e)	2,000,000	2,006,530
0.8053% 7/15/16 (c)(e)	5,000,000	5,024,430
1.3% 4/10/17 (c)	1,735,000	1,739,044
1.5% 1/10/18 (c)	875,000	874,549
Principal Financial Group, Inc. 1.85% 11/15/17	255,000	257,248
Principal Life Global Funding II:
0.6545% 5/27/16 (c)(e)	5,000,000	5,009,315
1.5% 9/11/17 (c)	1,195,000	1,200,552
2.2% 4/8/20 (c)	1,000,000	1,000,865
Xlit Ltd. 2.3% 12/15/18	695,000	703,879
		28,802,948
Real Estate Investment Trusts - 0.0%
Kilroy Realty Corp. 5% 11/3/15	1,205,000	1,224,302
Real Estate Management & Development - 0.0%
Ventas Realty LP:
1.25% 4/17/17	280,000	279,833
1.55% 9/26/16	490,000	492,980
Ventas Realty LP/Ventas Capital Corp.:
2% 2/15/18	410,000	413,868
Nonconvertible Bonds - continued
	Principal Amount	Value
FINANCIALS - continued
Real Estate Management & Development - continued
Ventas Realty LP/Ventas Capital Corp.: - continued
3.125% 11/30/15	$ 1,020,000	$ 1,031,015
WEA Finance LLC/Westfield UK & Europe Finance PLC 1.75% 9/15/17 (c)	760,000	762,747
		2,980,443
Thrifts & Mortgage Finance - 0.0%
Crown Castle Towers LLC/Crown Atlantic Holdings Sub LLC/Crown Communication, Inc. 6.113% 1/15/40 (c)	505,000	579,434
Nationwide Building Society 2.35% 1/21/20 (c)	755,000	759,926
		1,339,360
TOTAL FINANCIALS		739,345,140
HEALTH CARE - 1.0%
Biotechnology - 0.1%
Amgen, Inc. 0.6635% 5/22/17 (e)	8,000,000	8,010,048
Celgene Corp. 1.9% 8/15/17	275,000	278,222
		8,288,270
Health Care Equipment & Supplies - 0.2%
Becton, Dickinson & Co. 0.7206% 6/15/16 (e)	10,000,000	10,019,390
Zimmer Holdings, Inc. 2% 4/1/18	1,080,000	1,087,996
		11,107,386
Health Care Providers & Services - 0.2%
Aetna, Inc. 1.5% 11/15/17	590,000	592,712
Catholic Health Initiatives:
1.6% 11/1/17	140,000	140,138
2.6% 8/1/18	745,000	762,484
Express Scripts Holding Co. 1.25% 6/2/17	700,000	698,732
Express Scripts, Inc. 3.125% 5/15/16	1,070,000	1,091,144
Humana, Inc. 2.625% 10/1/19	415,000	421,534
McKesson Corp.:
0.6646% 9/10/15 (e)	8,032,000	8,033,879
0.95% 12/4/15	405,000	405,465
1.292% 3/10/17	840,000	841,312
UnitedHealth Group, Inc. 1.875% 11/15/16	500,000	507,935
		13,495,335
Life Sciences Tools & Services - 0.0%
Agilent Technologies, Inc. 6.5% 11/1/17	209,000	231,773
Nonconvertible Bonds - continued
	Principal Amount	Value
HEALTH CARE - continued
Life Sciences Tools & Services - continued
Life Technologies Corp. 3.5% 1/15/16	$ 1,495,000	$ 1,518,472
Thermo Fisher Scientific, Inc. 1.3% 2/1/17	1,425,000	1,424,708
		3,174,953
Pharmaceuticals - 0.5%
AbbVie, Inc.:
1.0398% 11/6/15 (e)	8,000,000	8,017,776
1.2% 11/6/15	2,000,000	2,003,872
1.8% 5/14/18	1,680,000	1,681,672
Actavis Funding SCS:
1.1427% 9/1/16 (e)	5,000,000	5,019,445
1.3477% 3/12/18 (e)	5,356,000	5,413,090
2.35% 3/12/18	2,035,000	2,057,953
Bayer U.S. Finance LLC 0.5208% 10/7/16 (c)(e)	10,000,000	10,010,210
Perrigo Co. PLC 1.3% 11/8/16	700,000	699,482
Watson Pharmaceuticals, Inc. 1.875% 10/1/17	1,185,000	1,188,159
		36,091,659
TOTAL HEALTH CARE		72,157,603
INDUSTRIALS - 0.2%
Airlines - 0.0%
Southwest Airlines Co.:
2.75% 11/6/19	640,000	655,012
5.75% 12/15/16	485,000	518,045
		1,173,057
Commercial Services & Supplies - 0.0%
Waste Management, Inc. 2.6% 9/1/16	480,000	489,728
Electrical Equipment - 0.0%
PPL Electric Utilities Corp. 3.9% 5/1/16 (c)	715,000	732,484
Industrial Conglomerates - 0.1%
Hutchison Whampoa International Ltd. 1.625% 10/31/17 (c)	2,660,000	2,656,409
Roper Industries, Inc.:
1.85% 11/15/17	230,000	231,612
2.05% 10/1/18	650,000	650,720
		3,538,741
Professional Services - 0.0%
Experian Finance PLC 2.375% 6/15/17 (c)	640,000	645,100
Nonconvertible Bonds - continued
	Principal Amount	Value
INDUSTRIALS - continued
Road & Rail - 0.1%
J.B. Hunt Transport Services, Inc. 2.4% 3/15/19	$ 235,000	$ 238,141
Kansas City Southern de Mexico SA de CV 2.35% 5/15/20	1,140,000	1,117,943
Penske Truck Leasing Co. LP:
2.5% 3/15/16 (c)	1,455,000	1,468,985
2.5% 6/15/19 (c)	615,000	611,704
2.875% 7/17/18 (c)	365,000	372,791
		3,809,564
Trading Companies & Distributors - 0.0%
GATX Corp.:
1.25% 3/4/17	600,000	598,009
2.375% 7/30/18	255,000	258,300
2.6% 3/30/20	95,000	94,866
3.5% 7/15/16	1,180,000	1,209,708
International Lease Finance Corp. 2.2206% 6/15/16 (e)	990,000	990,000
		3,150,883
Transportation Infrastructure - 0.0%
Heathrow Funding Ltd. 2.5% 6/25/15 (c)	1,615,000	1,616,591
HPHT Finance 15 Ltd. 2.25% 3/17/18 (c)	466,000	467,460
		2,084,051
TOTAL INDUSTRIALS		15,623,608
INFORMATION TECHNOLOGY - 0.6%
Communications Equipment - 0.0%
Harris Corp. 1.999% 4/27/18	475,000	475,648
Juniper Networks, Inc. 3.1% 3/15/16	305,000	310,101
		785,749
Electronic Equipment & Components - 0.3%
Amphenol Corp. 1.55% 9/15/17	390,000	391,200
Anstock II Ltd. 2.125% 7/24/17 (Reg. S)	785,000	780,455
Avnet, Inc. 6.625% 9/15/16	1,220,000	1,297,973
Keysight Technologies, Inc. 3.3% 10/30/19 (c)	2,200,000	2,214,938
Tyco Electronics Group SA 0.479% 1/29/16 (e)	13,000,000	12,998,934
		17,683,500
Internet Software & Services - 0.0%
Alibaba Group Holding Ltd. 2.5% 11/28/19 (c)	1,135,000	1,131,689
Baidu.com, Inc. 2.75% 6/9/19	485,000	489,370
Nonconvertible Bonds - continued
	Principal Amount	Value
INFORMATION TECHNOLOGY - continued
Internet Software & Services - continued
Tencent Holdings Ltd.:
2% 5/2/17 (c)	$ 715,000	$ 718,407
2.875% 2/11/20 (c)	390,000	390,913
		2,730,379
IT Services - 0.2%
Fidelity National Information Services, Inc. 1.45% 6/5/17	380,000	380,021
Fiserv, Inc.:
3.125% 6/15/16	1,490,000	1,525,075
6.8% 11/20/17	205,000	234,232
The Western Union Co. 1.281% 8/21/15 (e)	13,465,000	13,480,660
Xerox Corp. 2.95% 3/15/17	200,000	205,538
		15,825,526
Software - 0.1%
Oracle Corp.:
0% 1/15/19 (e)	2,040,000	2,061,865
0.4708% 7/7/17 (e)	5,000,000	5,009,130
		7,070,995
TOTAL INFORMATION TECHNOLOGY		44,096,149
MATERIALS - 0.4%
Chemicals - 0.0%
Eastman Chemical Co. 2.4% 6/1/17	710,000	724,308
The Dow Chemical Co. 2.5% 2/15/16	1,930,000	1,953,220
		2,677,528
Construction Materials - 0.0%
Martin Marietta Materials, Inc. 1.3731% 6/30/17 (e)	705,000	702,683
Containers & Packaging - 0.0%
Rock-Tenn Co. 3.5% 3/1/20	1,115,000	1,155,406
Metals & Mining - 0.4%
Anglo American Capital PLC:
1.2253% 4/15/16 (c)(e)	5,305,000	5,302,390
3.625% 5/14/20 (c)	385,000	387,759
Goldcorp, Inc. 2.125% 3/15/18	1,150,000	1,157,901
Rio Tinto Finance (U.S.A.) PLC:
0.8194% 6/19/15 (e)	5,500,000	5,500,457
1.1107% 6/17/16 (e)	12,000,000	12,033,408
Nonconvertible Bonds - continued
	Principal Amount	Value
MATERIALS - continued
Metals & Mining - continued
Rio Tinto Finance (U.S.A.) PLC: - continued
1.375% 6/17/16	$ 1,520,000	$ 1,524,972
Vale Overseas Ltd. 6.25% 1/23/17	485,000	516,831
		26,423,718
TOTAL MATERIALS		30,959,335
TELECOMMUNICATION SERVICES - 1.0%
Diversified Telecommunication Services - 0.7%
AT&T, Inc.:
0.6649% 2/12/16 (e)	10,000,000	10,000,590
1.1563% 6/30/20 (e)	600,000	603,844
2.45% 6/30/20	715,000	707,690
BellSouth Corp. 4.821% 4/26/16 (c)(e)	10,000,000	10,323,460
British Telecommunications PLC 1.625% 6/28/16	635,000	639,358
SBA Tower Trust:
2.24% 4/16/18 (c)	820,000	818,522
2.933% 12/15/17 (c)	2,205,000	2,240,196
3.598% 4/16/18 (c)	635,000	634,303
Verizon Communications, Inc.:
0.6636% 6/9/17 (e)	15,000,000	14,978,835
1.8006% 9/15/16 (e)	13,000,000	13,192,296
		54,139,094
Wireless Telecommunication Services - 0.3%
America Movil S.A.B. de CV:
1.2677% 9/12/16 (e)	5,000,000	5,014,485
2.375% 9/8/16	890,000	903,359
CC Holdings GS V LLC/Crown Castle GS III Corp. 2.381% 12/15/17	2,035,000	2,059,186
Vodafone Group PLC 0.6615% 2/19/16 (e)	10,000,000	9,995,670
		17,972,700
TOTAL TELECOMMUNICATION SERVICES		72,111,794
UTILITIES - 0.5%
Electric Utilities - 0.5%
Commonwealth Edison Co. 1.95% 9/1/16	385,000	390,559
Duke Energy Corp.:
0.6508% 4/3/17 (e)	1,874,000	1,876,989
Nonconvertible Bonds - continued
	Principal Amount	Value
UTILITIES - continued
Electric Utilities - continued
Duke Energy Corp.: - continued
1.625% 8/15/17	$ 495,000	$ 498,881
2.15% 11/15/16	1,485,000	1,510,982
Duke Energy Industries, Inc. 0.6259% 7/11/16 (e)	5,000,000	5,006,545
EDF SA 1.15% 1/20/17 (c)	1,350,000	1,354,307
Exelon Corp. 4.9% 6/15/15	10,790,000	10,805,387
Georgia Power Co. 0% 3/15/16 (e)	510,000	509,681
Korea Hydro & Nuclear Power Co. Ltd. 3.125% 9/16/15 (c)	1,045,000	1,051,479
Monongahela Power Co. 5.7% 3/15/17 (c)	145,000	154,844
NextEra Energy Capital Holdings, Inc.:
1.2% 6/1/15	420,000	420,000
1.586% 6/1/17	2,902,000	2,913,593
PPL Capital Funding, Inc. 1.9% 6/1/18	350,000	350,692
Southern Co. 1.95% 9/1/16	485,000	491,091
TECO Finance, Inc. 0.8712% 4/10/18 (e)	6,305,000	6,335,163
		33,670,193
Gas Utilities - 0.0%
Florida Gas Transmission Co. LLC 4% 7/15/15 (c)	1,330,000	1,334,965
Independent Power and Renewable Electricity Producers - 0.0%
Exelon Generation Co. LLC 2.95% 1/15/20	455,000	461,166
PSEG Power LLC 2.75% 9/15/16	425,000	434,390
		895,556
Multi-Utilities - 0.0%
Dominion Resources, Inc.:
1.95% 8/15/16	540,000	546,022
2.25% 9/1/15	515,000	517,020
San Diego Gas & Electric Co. 1.914% 2/1/22	480,000	482,583
Zhejiang Energy Group Hong Kong Ltd. 2.3% 9/30/17 (Reg. S)	1,340,000	1,336,641
		2,882,266
TOTAL UTILITIES		38,782,980
TOTAL NONCONVERTIBLE BONDS (Cost $1,234,528,627)		1,237,968,295
U.S. Government and Government Agency Obligations - 0.7%
	Principal Amount	Value
U.S. Government Agency Obligations - 0.3%
Fannie Mae:
0.375% 7/5/16	$ 1,425,000	$ 1,424,098
0.625% 8/26/16	5,615,000	5,626,915
Federal Home Loan Bank:
0.625% 12/28/16	3,200,000	3,204,461
1% 6/21/17	3,390,000	3,412,659
Freddie Mac 0.875% 10/14/16	10,895,000	10,949,780
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS		24,617,913
U.S. Treasury Inflation-Protected Obligations - 0.1%
U.S. Treasury Inflation-Indexed Notes 1.875% 7/15/15	4,163,746	4,189,629
U.S. Treasury Obligations - 0.3%
U.S. Treasury Notes:
0.5% 7/31/17	2,720,000	2,710,649
0.875% 11/15/17	11,270,000	11,296,417
1.75% 9/30/19	8,490,000	8,628,625
TOTAL U.S. TREASURY OBLIGATIONS		22,635,691
TOTAL U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS (Cost $51,261,209)		51,443,233
U.S. Government Agency - Mortgage Securities - 0.7%

Fannie Mae - 0.5%
1.737% 10/1/33 (e)	94,704	98,576
2.037% 7/1/35 (e)	34,045	35,929
2.131% 12/1/35 (e)	16,918	17,871
2.159% 8/1/37 (e)	29,560	31,693
2.193% 5/1/38 (e)	283,379	303,836
2.336% 5/1/38 (e)	105,520	112,739
2.337% 4/1/38 (e)	40,433	43,351
2.343% 5/1/38 (e)	123,175	132,067
2.352% 8/1/38 (e)	21,703	23,270
2.651% 12/1/36 (e)	32,275	34,604
3.5% 10/1/25 to 11/1/44	5,834,013	6,188,369
4% 2/1/25 to 10/1/41	7,328,416	7,855,859
4.5% 5/1/19 to 1/1/27	5,267,292	5,643,300
5% 11/1/18 to 4/1/38	4,340,843	4,801,151
U.S. Government Agency - Mortgage Securities - continued
	Principal Amount	Value
Fannie Mae - continued
5.5% 5/1/16 to 5/1/40	$ 7,971,509	$ 8,965,889
6% 1/1/22 to 1/1/41	2,408,522	2,716,394
6.5% 7/1/32 to 12/1/32	265,527	310,115
TOTAL FANNIE MAE		37,315,013
Freddie Mac - 0.1%
2.091% 9/1/35 (e)	25,963	27,451
2.137% 6/1/38 (e)	100,542	106,624
2.181% 7/1/38 (e)	48,359	51,845
2.228% 7/1/35 (e)	47,156	50,484
2.237% 10/1/36 (e)	209,198	224,217
2.358% 2/1/37 (e)	27,422	29,402
2.358% 5/1/37 (e)	30,867	32,929
2.382% 5/1/38 (e)	42,645	45,516
2.401% 2/1/37 (e)	38,939	41,750
2.472% 11/1/34 (e)	28,261	30,302
2.701% 2/1/38 (e)	98,430	105,535
2.733% 2/1/37 (e)	52,054	55,812
4.5% 10/1/19 to 12/1/26	1,325,930	1,414,177
5% 10/1/18 to 12/1/23	835,432	906,570
5.5% 11/1/21 to 10/1/38	195,241	213,089
5.827% 12/1/36 (e)	14,332	15,375
6% 5/1/17 to 1/1/38	491,221	558,378
6.043% 11/1/36 (e)	8,039	8,625
TOTAL FREDDIE MAC		3,918,081
Ginnie Mae - 0.1%
3% 10/20/44 (e)	271,215	282,988
3% 11/20/44 (e)	1,358,810	1,420,504
3.5% 3/20/43 to 4/20/43	2,104,628	2,210,468
4% 1/20/45	404,707	420,184
4.5% 9/20/40	399,560	438,049
5% 12/20/34 to 3/20/41	1,535,552	1,720,746
6% 7/15/36	561,911	649,928
TOTAL GINNIE MAE		7,142,867
TOTAL U.S. GOVERNMENT AGENCY - MORTGAGE SECURITIES (Cost $47,725,369)		48,375,961
Asset-Backed Securities - 6.7%
	Principal Amount	Value
Ally Auto Receivables Trust:
Series 2012-A Class D, 3.15% 10/15/18 (c)	$ 335,000	$ 341,362
Series 2013-2 Class A3, 0.79% 1/15/18	1,294,409	1,295,904
Series 2013-SN1 Class A4, 0.9% 5/22/17	625,000	625,399
Series 2014-2 Class A2, 0.68% 7/17/17	9,203,523	9,209,874
Series 2014-3 Class A2, 0.81% 9/15/17	5,000,000	5,006,700
Series 2014-SN1:
Class A2A, 0.52% 10/20/16	1,342,120	1,341,441
Class A3, 0.75% 2/21/17	860,000	860,034
Series 2015-SN1 Class A2A, 1.26% 6/20/17	5,000,000	5,003,370
Ally Master Owner Trust:
Series 2013-1:
Class A1, 0.6356% 2/15/18 (e)	8,000,000	8,008,752
Class A2, 1% 2/15/18	240,000	240,517
Series 2014-1 Class A2, 1.29% 1/15/19	10,000,000	10,032,000
Series 2015-1 Class A, 0.5806% 1/15/19 (e)	5,000,000	5,001,620
Series 2015-3 Class A, 1.6% 5/15/20	2,645,000	2,648,306
American Express Credit Account Master Trust:
Series 2012-1 Class A, 0.4556% 1/15/20 (e)	5,000,000	5,004,240
Series 2012-2:
Class B, 0.99% 3/15/18	1,010,000	1,010,841
Class C, 1.29% 3/15/18 (c)	1,155,000	1,155,603
Series 2013-1 Class A, 0.6056% 2/16/21 (e)	570,000	572,156
Series 2014-2 Class A, 1.26% 1/15/20	800,000	803,789
AmeriCredit Automobile Receivables T Series 2014-4 Class A2A, 0.74% 4/9/18	5,000,000	5,000,915
AmeriCredit Automobile Receivables Trust:
Series 2013-2 Class B, 1.19% 5/8/18	1,190,000	1,193,954
Series 2013-5:
Class A3, 0.9% 9/10/18	1,890,000	1,891,960
Class B, 1.52% 1/8/19	315,000	315,954
Series 2014-2 Class B, 1.6% 7/8/19	345,000	345,222
Series 2015-1 Class A3, 1.26% 11/8/19	1,635,000	1,633,594
Americredit Automobile Receivables Trust Series 2015-2:
Class A2A, 0.83% 9/10/18	5,000,000	5,001,090
Class A3, 1.27% 1/8/20	890,000	889,578
ARI Fleet Lease Trust Series 2014-A Class A2, 0.81% 11/15/22 (c)	851,728	851,526
Ari Fleet Lease Trust Series 2015-A:
Class A2, 1.11% 11/15/18 (c)	1,090,000	1,089,793
Class A3, 1.67% 9/15/23 (c)	1,150,000	1,147,326
Asset-Backed Securities - continued
	Principal Amount	Value
Ascentium Equipment Receivables Trust Series 2015-1A Class A2, 1.25% 7/10/17 (c)	$ 610,000	$ 610,650
Bank of America Credit Card Master Trust:
Series 2014-A2 Class A, 0.4556% 9/16/19 (e)	10,000,000	10,013,730
Series 2014-A3 Class A, 0.4715% 1/15/20 (e)	10,000,000	10,008,050
BankBoston Home Equity Loan Trust Series 1998-2 Class A6, 6.64% 12/25/28 (MBIA Insured)	38,484	38,378
BMW Floorplan Master Owner Trust Series 2012-1A Class A, 0.5856% 9/15/17 (c)(e)	9,740,000	9,761,331
BMW Vehicle Lease Trust Series 2015-1 Class A2A, 0.86% 2/21/17	5,000,000	5,004,505
BMW Vehicle Owner Trust Series 2014-A Class A4, 1.5% 2/25/21	325,000	326,775
Capital Auto Receivables Asset Trust:
Series 2013-4 Class A3, 1.09% 3/20/18	630,000	631,114
Series 2014-1:
Class A3, 1.32% 6/20/18	705,000	707,773
Class B, 2.22% 1/22/19	220,000	222,997
Series 2014-2 Class A3, 1.26% 5/21/18	1,455,000	1,459,909
Series 2014-3 Class A3, 1.48% 11/20/18	710,000	713,073
Series 2014-B Class A1, 0.5006% 2/21/17 (e)	5,000,000	5,002,035
Series 2015-1 Class A1B, 0.6006% 7/20/17 (e)	3,000,000	2,999,088
Series 2015-2:
Class A1A, 0.99% 10/20/17	5,000,000	4,999,475
Class A2, 1.39% 9/20/18	215,000	215,032
Class A3, 1.73% 9/20/19	450,000	450,444
Capital One Multi-Asset Execution Trust Series 2013-A2 Class A2, 0.3615% 2/15/19 (e)	15,000,000	15,002,685
Carmax Auto Owner Trust:
Series 2012-2 Class A3, 0.84% 3/15/17	157,837	157,972
Series 2012-3 Class A3, 0.52% 7/17/17	359,261	359,167
Series 2013-4 Class A3, 0.8% 7/16/18	435,000	435,200
Series 2014-1:
Class B, 1.69% 8/15/19	100,000	100,222
Class C, 1.93% 11/15/19	145,000	145,258
Series 2014-2 Class A2, 0.46% 4/17/17	2,586,814	2,586,995
Series 2014-3 Class A2, 0.55% 8/15/17	5,394,592	5,392,941
Series 2014-4 Class A2A, 0.67% 2/15/18	5,000,000	5,000,550
Series 2015-1 Class A3, 1.38% 11/15/19	580,000	582,310
Series 2015-2:
Class A2A, 0.82% 6/15/18	5,000,000	5,001,600
Class A3, 1.37% 3/16/20	775,000	776,424
Asset-Backed Securities - continued
	Principal Amount	Value
CCG Receivables Trust Series 2014-1 Class A2, 1.06% 11/15/21 (c)	$ 497,282	$ 497,703
Chase Issuance Trust:
Series 2012-A6 Class A, 0.3156% 8/15/17 (e)	2,293,000	2,292,899
Series 2012-A9 Class A9, 0.3356% 10/16/17 (e)	10,000,000	10,000,000
Series 2013-A8 Class A8, 1.01% 10/15/18	1,160,000	1,163,481
Series 2015-A3 Class A, 0.4305% 4/15/19 (e)	5,000,000	5,000,455
Chrysler Capital Auto Receivables Trust Series 2015-AA Class A2, 0.81% 11/15/17 (c)	3,000,000	3,000,783
CIT Equipment Collateral:
Series 2013-VT1 Class A2, 0.65% 3/21/16 (c)	1,350,972	1,350,927
Series 2014-VT1 Class A2, 0.86% 5/22/17 (c)	5,000,000	4,997,360
Citibank Credit Card Issuance Trust:
Series 2014-A2 Class A2, 1.02% 2/22/19	1,345,000	1,346,458
Series 2014-A3 Class A3, 0.3815% 5/9/18 (e)	5,000,000	4,999,520
CNH Equipment Trust:
Series 2012-C Class A3, 0.57% 12/15/17	197,848	197,864
Series 2013-A Class A3, 0.69% 6/15/18	952,647	953,242
Series 2013-C Class A3, 1.02% 8/15/18	335,000	335,925
Series 2014-A Class A2, 0.49% 6/15/17	813,872	813,877
Series 2014-C:
Class A2, 0.63% 12/15/17	4,800,000	4,801,858
Class A3, 1.28% 11/15/19	765,000	765,105
Series 2015-B Class A3, 1.37% 7/15/20	1,320,000	1,319,868
CNH Wholesale Master Note Trust Series 2013-2A Class A, 0.7856% 8/15/19 (c)(e)	645,000	645,816
DB Master Finance LLC Series 2015-1A Class A21, 3.262% 2/20/45 (c)	1,685,775	1,700,038
Dell Equipment Finance Trust:
Series 2014-1 Class A2, 0.64% 7/22/16 (c)	8,010,076	8,011,934
Series 2015-1 Class A2, 1.01% 7/24/17 (c)	5,000,000	5,003,060
Diamond Resorts Owner Trust:
Series 2013-2 Class A, 2.27% 5/20/26 (c)	459,889	462,213
Series 2014-1 Class A, 2.54% 5/20/27 (c)	690,468	693,105
Discover Card Master Trust:
Series 2012-A5 Class A5, 0.3856% 1/16/18 (e)	15,000,000	15,001,365
Series 2014-A5 Class A, 1.39% 4/15/20	1,410,000	1,416,263
Dominos Pizza Master Issuer LLC Series 2012-1A Class A2, 5.216% 1/25/42 (c)	1,145,006	1,196,387
Dryrock Issuance Trust Series 2013-1 Class A, 0.5215% 7/16/18 (e)	710,000	710,151
Elara HGV Timeshare Issuer Trust Series 2014-A Class A, 2.53% 2/25/27 (c)	408,873	409,355
Asset-Backed Securities - continued
	Principal Amount	Value
Enterprise Fleet Financing LLC:
Series 2012-2 Class A3, 0.93% 4/20/18 (c)	$ 3,745,000	$ 3,747,487
Series 2013-1 Class A2, 0.68% 9/20/18 (c)	1,664,735	1,664,354
Series 2013-2 Class A2, 1.06% 3/20/19 (c)	320,604	321,052
Series 2014-1 Class A2, 0.87% 9/20/19 (c)	5,172,481	5,173,697
Series 2014-2 Class A2, 1.05% 3/20/20 (c)	2,390,000	2,392,815
Series 2015-1 Class A2, 1.3% 9/20/20 (c)	1,040,000	1,041,767
Exeter Automobile Receivables Trust Series 2014-2A Class A, 1.06% 8/15/18 (c)	111,934	111,742
Ford Credit Auto Lease Trust:
Series 2013-B:
Class B, 1.23% 11/15/16	695,000	697,055
Class C, 1.51% 8/15/17	475,000	476,491
Series 2014-B:
Class A2A, 0.51% 3/15/17	8,205,352	8,203,203
Class A4, 1.1% 11/15/17	580,000	581,295
Series 2015-A Class A4, 1.31% 8/15/18	895,000	894,631
Ford Credit Auto Owner Trust:
Series 2013-B Class A3, 0.57% 10/15/17	2,967,443	2,968,298
Series 2014-C Class A3, 1.06% 5/15/19	955,000	957,454
Series 2015-B Class A3, 1.16% 11/15/19	875,000	875,447
Ford Credit Floorplan Master Owner Trust:
Series 2013-1 Class A1, 0.85% 1/15/18	12,150,000	12,164,957
Series 2013-3Q Class A2, 0.4815% 6/15/17 (e)	4,360,000	4,359,895
Series 2013-5:
Class A1, 1.5% 9/15/18	3,080,000	3,106,004
Class A2, 0.6515% 9/15/18 (e)	5,000,000	5,008,675
Series 2014-4 Class A1, 1.4% 8/15/19	2,185,000	2,191,114
Series 2015-1 Class A1, 1.42% 1/15/20	920,000	920,684
GE Capital Credit Card Master Note Trust Series 2012-4 Class A, 0.4856% 6/15/18 (e)	10,275,000	10,275,339
GE Dealer Floorplan Master Note Trust:
Series 2012-4 Class A, 0.624% 10/20/17 (e)	825,000	825,045
Series 2013-1 Class A, 0.584% 4/20/18 (e)	2,310,000	2,308,954
Series 2014-1 Class A, 0.564% 7/20/19 (e)	2,280,000	2,271,639
Series 2014-2 Class A, 0.6306% 10/20/19 (e)	1,050,000	1,049,950
GE Equipment Midticket LLC Series 2012-1 Class A4, 0.78% 9/22/20	700,000	700,455
GE Equipment Small Ticket LLC Series 2014-1A:
Class A2, 0.59% 8/24/16 (c)	3,569,355	3,569,198
Class A3, 0.95% 9/25/17 (c)	1,520,000	1,520,720
GE Equipment Transportation LLC:
Series 2012-2 Class A3, 0.62% 7/25/16	221,515	221,522
Asset-Backed Securities - continued
	Principal Amount	Value
GE Equipment Transportation LLC: - continued
Series 2015-1:
Class A2, 0.89% 11/24/17	$ 5,000,000	$ 5,002,880
Class A3, 1.28% 2/25/19	299,000	299,498
GM Financial Automobile Leasing Trust:
Series 2014-1A Class A2, 0.61% 7/20/16 (c)	1,684,423	1,682,792
Series 2014-2A Class A2, 0.73% 2/20/17 (c)	4,098,576	4,097,998
Series 2015-1 Class A2, 1.1% 12/20/17	5,000,000	5,005,077
GMF Floorplan Owner Revolving Trust Series 2015-1:
Class A1, 1.65% 5/15/20 (c)	645,000	645,697
Class A2, 0.6815% 5/15/20 (c)(e)	3,000,000	3,000,144
GreatAmerica Leasing Receivables Funding LLC Series 2014-1 Class A3, 0.89% 7/15/17 (c)	895,000	894,538
Hilton Grand Vacations Trust Series 2014-AA Class A, 1.77% 11/25/26 (c)	570,787	565,935
Honda Auto Receivables Owner Trust:
Series 2013-3 Class A4, 1.13% 9/16/19	265,000	265,828
Series 2013-4:
Class A3, 0.69% 9/18/17	1,125,000	1,125,623
Class A4, 1.04% 2/18/20	105,000	105,243
Series 2014-4 Class A3, 0.99% 9/17/18	825,000	826,298
Series 2015-1 Class A3, 1.05% 10/15/18	755,000	756,064
Huntington Auto Trust Series 2012-1 Class A3, 0.81% 9/15/16	3,841	3,842
Hyundai Auto Lease Securitization Trust:
Series 2014-B Class A4, 1.26% 9/17/18 (c)	310,000	310,344
Series 2015-A:
Class A2, 1% 10/16/17 (c)	5,000,000	5,009,370
Class A4, 1.65% 8/15/19 (c)	1,315,000	1,320,706
Hyundai Auto Receivables Trust:
Series 2012-C Class A4, 0.73% 6/15/18	475,000	475,164
Series 2013-A Class A4, 0.75% 9/17/18	1,010,000	1,009,857
Series 2015-A Class A3, 1.05% 4/15/19	650,000	649,939
Hyundai Floorplan Master Owner Trust Series 2013-1A Class A, 0.5356% 5/15/18 (c)(e)	4,790,000	4,790,972
John Deere Owner Trust:
Series 2013-A Class A3, 0.6% 3/15/17	1,519,044	1,519,607
Series 2014-B Class A2A, 0.54% 7/17/17	6,309,158	6,309,600
Series 2015-A Class A3, 1.32% 6/17/19	360,000	361,428
Kubota Credit Owner Trust:
Series 2014-1A Class A2, 0.58% 2/15/17 (c)	221,323	221,215
Series 2015-1A Class A3, 1.81% 3/15/19 (c)	1,290,000	1,292,842
Asset-Backed Securities - continued
	Principal Amount	Value
Mercedes-Benz Auto Lease Trust:
Series 2013-B Class A3, 0.62% 7/15/16	$ 275,854	$ 275,770
Series 2015-A:
Class A2A, 0.78% 2/15/17	5,000,000	5,005,210
Class A3, 1.1% 8/15/17	1,700,000	1,706,154
Mercedes-Benz Master Owner Trust:
Series 2012-AA Class A, 0.79% 11/15/17 (c)	9,155,000	9,166,371
Series 2015-AA Class A, 0.5002% 4/15/19 (c)(e)	3,769,000	3,768,998
MMAF Equipment Finance LLC Series 2015-AA Class A3, 1.38% 10/16/19 (c)	505,000	505,569
Mmaf Equipment Finance LLC 2014-A Series 2014-AA Class A3, 0.87% 1/8/19 (c)	1,840,000	1,838,997
Motor PLC:
Series 2013-1 Class A1, 0.6813% 2/25/21 (c)(e)	35,667	35,670
Series 2014-1A Class A1, 0.6648% 8/25/21 (c)(e)	434,847	435,166
MVW Owner Trust:
Series 2013-1A Class A, 2.15% 4/22/30 (c)	163,292	163,945
Series 2014-1A Class A, 2.25% 9/22/31 (c)	500,671	500,919
Navistar Financial Dealer Note Master Trust Series 2013-2 Class A, 0.8648% 9/25/18 (c)(e)	870,000	870,557
Nissan Auto Lease Trust Series 2013-B Class A3, 0.75% 6/15/16	9,590,000	9,594,124
Nissan Auto Receivables Owner Trust:
Series 2012-B Class A3, 0.46% 10/17/16	305,544	305,520
Series 2014-B Class A3, 1.11% 5/15/19	570,000	570,864
Nissan Master Owner Trust Receivables:
Series 2013-A Class A, 0.4815% 2/15/18 (e)	7,050,000	7,050,515
Series 2015-A:
Class A1, 0.5815% 1/15/20 (e)	5,000,000	5,007,860
Class A2, 1.44% 1/15/20	890,000	891,380
Residential Asset Mortgage Products, Inc. Series 2003-RZ2 Class A1, 3.6% 4/25/33 (AMBAC Insured)	19,972	19,542
Santander Drive Auto Receivables Trust:
Series 2014-1 Class A2A, 0.66% 6/15/17	816,914	816,896
Series 2014-4 Class A2A, 0.67% 1/16/18	3,648,583	3,647,536
Sierra Receivables Funding Co. LLC Series 2013-1A Class A, 1.59% 11/20/29 (c)	177,202	177,127
Sierra Timeshare Receivables Funding Co. LLC:
Series 2013-3A Class A, 2.2% 10/20/30 (c)	350,844	353,324
Series 2014-1A Class A, 2.07% 3/20/30 (c)	556,698	559,755
Series 2014-2A Class A, 2.05% 6/20/31 (c)	406,818	409,808
Series 2014-3A Class A, 2.3% 10/20/31 (c)	544,018	548,540
Asset-Backed Securities - continued
	Principal Amount	Value
Sierra Timeshare Receivables Funding Co. LLC: - continued
Series 2015-1A Class A, 1% 3/22/32 (c)	$ 1,575,922	$ 1,581,578
SLM Student Loan Trust:
Series 2008-4 Class A2, 1.327% 7/25/16 (e)	878	879
Series 2012-7 Class A2, 0.4648% 9/25/19 (e)	3,982,492	3,978,673
Series 2013-1 Class A2, 0.4348% 9/25/19 (e)	7,033,852	7,023,006
Series 2014-1 Class A1, 0.4613% 5/28/19 (e)	2,019,713	2,019,188
Smart Trust:
Series 2012-2U.S.A. Class A3A, 1.59% 10/14/16 (c)	321,762	322,427
Series 2012-4U.S. Class A3A, 0.97% 3/14/17	322,048	322,145
Series 2013-1U.S. Class A3A, 0.84% 9/14/16	195,834	195,855
Series 2013-2U.S. Class A4A, 1.18% 2/14/19	435,000	433,478
SMART Trust:
Series 2014-1U.S. Class A3A, 0.96% 2/14/18	1,245,000	1,243,109
Series 2015-1U.S. Class A2A, 0.99% 8/14/17	655,000	655,519
Synchrony Credit Card Master Note Trust:
Series 2013-1 Class B, 1.69% 3/15/21	1,035,000	1,035,124
Series 2014-1 Class A, 1.61% 11/15/20	2,330,000	2,340,459
Series 2015-2 Class A, 1.6% 4/15/21	1,325,000	1,327,900
Toyota Auto Receivables Owner Trust:
Series 2013-A Class A4, 0.69% 11/15/18	815,000	813,393
Series 2014-C Class A4, 1.44% 4/15/20	200,000	200,834
Volkswagen Auto Lease Trust Series 2014-A Class A2A, 0.52% 10/20/16	2,371,532	2,372,058
Volkswagen Auto Loan Enhanced Trust:
Series 2014-1 Class A3, 0.91% 10/22/18	135,000	135,177
Series 2014-2 Class A4, 1.39% 5/20/21	1,380,000	1,380,017
Volkswagen Credit Auto Master Trust Series 2014-1A:
Class A1, 0.534% 7/22/19 (c)(e)	10,000,000	9,982,630
Class A2, 1.4% 7/22/19 (c)	1,290,000	1,295,707
Volvo Financial Equipment LLC:
Series 2014-1A Class A3, 0.82% 4/16/18 (c)	575,000	574,441
Series 2015-1A Class A2, 0.95% 11/15/17 (c)	5,000,000	5,004,695
Wendys Funding LLC Series 2015-1A Class A2I, 3.371% 6/15/45 (c)(d)	2,360,000	2,369,204
Wheels SPV LLC Series 2014-1A Class A2, 0.87% 3/20/23 (c)	590,904	590,825
World Financial Network Credit Card Master Trust Series 2010-A Class A, 3.96% 4/15/19	745,000	746,103
World Omni Auto Lease Securitization Trust Series 2013-A Class A3, 1.1% 12/15/16	5,000,000	5,012,485
Asset-Backed Securities - continued
	Principal Amount	Value
World Omni Auto Receivables Trust:
Series 2014-B Class A2A, 0.6% 1/16/18	$ 4,842,791	$ 4,843,139
Series 2015-A Class A3, 1.34% 5/15/20	340,000	341,012
World Omni Automobile Lease Securitization Trust Series 2014-A Class A4, 1.37% 1/15/20	490,000	492,538
World Omni Master Owner Trust 201 Series 2013-1 Class A, 0.5315% 2/15/18 (c)(e)	1,175,000	1,175,000
TOTAL ASSET-BACKED SECURITIES (Cost $487,267,458)		487,499,670
Collateralized Mortgage Obligations - 1.4%

Private Sponsor - 0.1%
Banc of America Mortgage Securities, Inc.:
Series 2004-A Class 2A2, 2.6708% 2/25/34 (e)	27,894	28,436
Series 2004-H Class 2A2, 2.6725% 9/25/34 (e)	81,761	80,429
Fosse Master Issuer PLC floater Series 2012-1A Class 2A2 1.6751% 10/18/54 (c)(e)	365,411	366,908
Granite Master Issuer PLC floater:
Series 2006-1A Class A5, 0.324% 12/20/54 (c)(e)	2,480,331	2,464,705
Series 2007-1 Class 3A1, 0.384% 12/20/54 (e)	879,395	874,822
Granite Mortgages Series 2003-2 Class 1A3, 0.7751% 7/20/43 (e)	324,748	324,407
Granite Mortgages PLC floater:
Series 2003-3 Class 1A3, 0.6751% 1/20/44 (e)	29,562	29,515
Series 2004-1 Class 2A1, 0.5903% 3/20/44 (e)	696,669	694,449
Series 2004-3 Class 2A1, 0.5503% 9/20/44 (e)	453,835	452,524
Lanark Master Issuer PLC floater Series 2013-1A Class 1A1, 0.7835% 12/22/54 (c)(e)	915,820	916,349
Sequoia Mortgage Trust Series 2010-H1 Class A1, 1.9915% 2/25/40 (e)	7,224	7,162
Silverstone Master Issuer PLC 1.8258% 1/21/55 (c)(e)	125,000	125,586
WaMu Mortgage pass-thru certificates Series 2005-AR12 Class 2A1, 2.3635% 9/25/35 (e)	54,358	54,729
Wells Fargo Mortgage Backed Securities Trust Series 2004-G Class A3, 2.6065% 6/25/34 (e)	58,504	58,549
TOTAL PRIVATE SPONSOR		6,478,570
U.S. Government Agency - 1.3%
Fannie Mae:
floater:
Series 2003-31 Class FM, 0.6848% 4/25/33 (e)	2,423,849	2,450,985
Collateralized Mortgage Obligations - continued
	Principal Amount	Value
U.S. Government Agency - continued
Fannie Mae: - continued
floater:
Series 2003-44 Class FH, 0.9348% 6/25/33 (e)	$ 1,523,675	$ 1,556,159
Series 2003-48 Class FA, 0.9348% 6/25/33 (e)	1,796,766	1,821,603
Series 2006-33 Class CF, 0.4848% 5/25/36 (e)	237,451	237,973
Series 2012-79 Class FM, 0.6348% 7/25/42 (e)	1,587,346	1,592,248
Series 2014-89 Class FM, 0.5848% 1/25/45 (e)	1,325,489	1,323,884
Series 2015-23 Class FA, 0.4848% 4/25/45 (e)	3,126,852	3,126,696
floater planned amortization class:
Series 2004-52 Class PF 0.6348% 12/25/33 (e)	3,148,263	3,162,659
Series 2005-90 Class FC, 0.4348% 10/25/35 (e)	182,702	183,056
planned amortization class Series 2011-117 Class PF, 0.5348% 7/25/39 (e)	4,489,775	4,512,237
sequential payer Series 2012-114 Class DF, 0.5848% 8/25/39 (e)	45,436	45,476
sequential payer floater:
Series 2005-74 Class DF, 0.5348% 7/25/35 (e)	6,077,209	6,104,128
Series 2005-83 Class FP, 0.5148% 10/25/35 (e)	6,076,477	6,091,256
Series 2011-23 Class AB, 2.75% 6/25/20	93,047	95,075
Fannie Mae Connecticut Avenue Securities floater:
Series 2014-C04:
Class 1M1, 2.1348% 11/25/24 (e)	592,730	597,650
Class 2M1, 2.2848% 11/25/24 (e)	290,811	293,583
Series 2015-C01 Class 1M1, 1.6813% 2/25/25 (e)	309,644	310,335
1.6813% 2/25/25 (e)	160,818	160,995
FHLMC Structured Agency Credit Risk Debt Notes floater:
Series 2014-HQ2 Class M1, 1.6348% 9/25/24 (e)	845,752	847,918
Series 2014-HQ3 Class M1, 1.8348% 10/25/24 (e)	505,864	507,275
Series 2015-DNA1 Class M1, 1.0804% 10/25/27 (e)	615,330	614,439
Series 2015-HQ1 Class M1, 1.2313% 3/25/25 (e)	247,407	246,645
Freddie Mac:
floater:
Series 2006-3153 Class UG, 0.6315% 5/15/36 (e)	152,306	153,562
Series 2011-3913 Class FA, 0.6815% 8/15/41 (e)	723,876	730,084
Series 2012-4077 Class MF, 0.6815% 7/15/42 (e)	1,859,627	1,877,480
Series 2711 Class FC, 1.0815% 2/15/33 (e)	402,778	410,533
Series 3346 Class FA, 0.4115% 2/15/19 (e)	1,610,208	1,612,099
Series 3830 Class FD, 0.5415% 3/15/41 (e)	2,509,281	2,521,679
Series 3879 Class AF, 0.6115% 6/15/41 (e)	779,903	784,622
Series 4434 Class FA, 0.5315% 2/15/45 (e)	754,254	750,290
Collateralized Mortgage Obligations - continued
	Principal Amount	Value
U.S. Government Agency - continued
Freddie Mac: - continued
floater:
Series 4437 Class AF, 0.5315% 2/15/45 (e)	$ 1,258,670	$ 1,252,259
floater planned amortization class:
Series 2953 Class LF, 0.4815% 12/15/34 (e)	2,509,578	2,517,975
Series 3102 Class FD, 0.4815% 1/15/36 (e)	455,052	456,795
Series 3117 Class JF, 0.4815% 2/15/36 (e)	180,675	181,317
Series 4020 Class EF 0.6315% 2/15/42 (e)	5,401,421	5,422,607
Series 4057 Class EF, 0.5315% 12/15/41 (e)	16,973,125	16,998,819
floater sequential payer:
Series 2828 Class TF, 0.6315% 10/15/30 (e)	1,914,840	1,918,375
Series 3046 Class F, 0.5515% 3/15/33 (e)	2,711,956	2,715,426
Series 3325:
Class FM, 0.6115% 5/15/37 (e)	332,673	334,457
Class FN, 0.6115% 5/15/37 (e)	332,673	334,457
planned amortization class Series 3081 Class CP 5.5% 10/15/34	61,468	61,673
planned amotization class Series 2006-3 Class FB, 0.4848% 7/25/35 (e)	3,639,747	3,656,048
sequential payer Series 4226 Class EF, 0.5315% 12/15/35 (e)	7,982,011	7,998,491
Series 3335 Class AF, 0.3315% 10/15/20 (e)	666,521	666,729
Series 4448 Class JA, 4% 11/15/36	190,000	204,815
Ginnie Mae guaranteed REMIC pass-thru certificates:
floater:
Series 2009-108 Class CF, 0.7825% 11/16/39 (e)	292,379	295,267
Series 2009-116 Class KF, 0.7125% 12/16/39 (e)	232,465	234,442
Series 2009-127 Class FA, 0.734% 9/20/38 (e)	335,990	338,969
Series 2010-9 Class FA, 0.7025% 1/16/40 (e)	377,389	380,574
Series 2012-113 Class FJ, 0.434% 1/20/42 (e)	592,180	592,381
floater sequential payer Series 2010-120 Class FB 0.484% 9/20/35 (e)	167,749	167,906
TOTAL U.S. GOVERNMENT AGENCY		91,452,406
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $97,881,696)		97,930,976
Commercial Mortgage Securities - 1.3%
	Principal Amount	Value
Banc of America Commercial Mortgage Trust:
sequential payer:
Series 2006-2 Class A4, 5.9166% 5/10/45 (e)	$ 750,000	$ 767,417
Series 2006-4 Class A4, 5.634% 7/10/46	323,077	332,942
Series 2006-5 Class AM, 5.448% 9/10/47	60,000	62,695
Series 2006-1 Class A4, 5.372% 9/10/45 (e)	1,480,502	1,494,689
Series 2007-4 Class AM, 6.0113% 2/10/51 (e)	50,000	53,924
Barclays Commercial Mortgage Securities LLC floater Series 2015-RRI Class A, 1.38% 5/15/32 (c)(d)(e)	1,981,000	1,977,145
Bear Stearns Commercial Mortgage Securities Trust:
sequential payer:
Series 2005-PWR8 Class A4, 4.674% 6/11/41	30,334	30,302
Series 2006-PW14 Class A4, 5.201% 12/11/38	625,000	654,946
Series 2007-PW17 Class AAB, 5.703% 6/11/50	203,307	204,115
Series 2006-T24 Class A4, 5.537% 10/12/41	1,118,271	1,166,405
CDGJ Commercial Mortgage Trust Series 2014-BXCH Class A, 1.5745% 12/15/27 (c)(e)	3,000,000	3,005,640
Citigroup Commercial Mortgage Trust:
Series 13-GC15 Class A1, 1.378% 9/10/46	642,375	643,528
Series 2014-GC19 Class A1, 1.199% 3/10/47	336,060	335,902
Series 2014-GC2 Class A1, 1.392% 7/10/47	359,181	359,047
Series 2014-GC21 Class A1, 1.242% 5/10/47	580,194	579,178
Series 2014-GC25 Class A1, 1.485% 10/10/47	153,099	153,317
Series 2015-GC27 Class A1, 1.353% 2/10/48	711,399	710,614
Citigroup/Deutsche Bank Commercial Mortgage Trust sequential payer Series 2006-CD2 Class A4, 5.4787% 1/15/46 (e)	510,619	515,417
COMM Mortgage Trust:
floater Series 2014-KYO Class A, 1.08% 6/11/27 (c)(e)	2,750,000	2,746,516
Series 2014-CR15 Class A1, 1.218% 2/10/47	855,740	856,291
Series 2014-CR17 Class A1, 1.275% 5/10/47	386,936	386,471
Series 2014-CR18 Class A1, 1.442% 7/15/47	587,583	588,926
Series 2014-CR19 Class A1, 1.415% 8/10/47	507,165	507,454
Series 2014-CR20 Class A1, 1.324% 11/10/47	341,824	341,243
Series 2014-CR21 Class A1, 1.494% 12/10/47	194,169	194,904
Series 2014-LC15 Class A1, 1.259% 4/10/47	679,658	677,750
Series 2014-LC17 Class A1, 1.381% 10/10/47	440,054	440,102
Series 2014-UBS2 Class A1, 1.298% 3/10/47	442,077	441,729
Series 2014-UBS4 Class A1, 1.309% 8/10/47	233,897	233,795
Series 2014-UBS5 Class A1, 1.373% 9/10/47	886,496	887,581
Series 2014-UBS6 Class A1, 1.445% 12/10/47	598,969	599,794
Series 2015-CR22 Class A1, 1.569% 3/10/48	268,436	269,433
Commercial Mortgage Securities - continued
	Principal Amount	Value
COMM Mortgage Trust pass-thru certificates Series 2014-TWC Class A, 1.026% 2/13/32 (c)(e)	$ 400,000	$ 399,496
Commercial Mortgage Trust pass-thru certificates Series 2005-C6 Class A5B, 5.167% 6/10/44 (e)	210,000	210,532
CSAIL Commercial Mortgage Trust:
Series 2015-C1 Class A1, 1.684% 4/15/50	279,535	281,192
Series 2015-C2 Class A1, 1.4544% 6/15/57	2,115,000	2,118,722
Del Coronado Trust floater Series 2013-HDC Class A, 0.976% 3/15/26 (c)(e)	1,500,000	1,499,916
Extended Stay America Trust floater Series 2013-ESFL:
Class A1FL, 0.981% 12/5/31 (c)(e)	805,836	803,451
Class A2FL, 0.881% 12/5/31 (c)(e)	1,110,000	1,105,570
Freddie Mac pass-thru certificates:
Series 2013-K502 Class A2, 1.426% 8/25/17	1,505,000	1,517,019
Series K712 Class A1, 1.369% 5/25/19	1,669,193	1,675,628
GAHR Commercial Mortgage Trust floater Series 2015-NRF Class AFL1, 1.4815% 12/15/16 (c)(e)	3,625,000	3,634,337
Greenwich Capital Commercial Funding Corp. Series 2006-GG7 Class A4, 6.0136% 7/10/38 (e)	874,437	900,892
GS Mortgage Securities Corp. II Series 2006-GG6 Class A4, 5.553% 4/10/38 (e)	5,377,000	5,421,866
GS Mortgage Securities Trust:
floater Series 2014-GSFL Class A, 1.1815% 7/15/31 (c)(e)	920,000	920,397
sequential payer Series 2013-GC13 Class A1, 1.206% 7/10/46	413,007	413,795
Series 14-GC20 Class A1, 1.343% 4/10/47	261,493	261,283
Series 2012-GC6 Class A1, 1.282% 1/10/45	19,029	19,073
Series 2014-GC22 Class A1, 1.29% 6/10/47	408,017	407,017
Series 2014-GC24 Class A1, 1.509% 9/10/47	743,272	744,563
Series 2015-GC28 Class A1, 1.528% 2/10/48	1,152,603	1,156,053
Hilton U.S.A. Trust floater Series 2013-HLF Class AFL, 1.1735% 11/5/30 (c)(e)	1,285,046	1,286,150
Hyatt Hotel Portfolio Trust floater Series 2015-HYT Class A, 1.432% 11/15/29 (c)(e)	1,314,000	1,315,484
JPMBB Commercial Mortgage Securities Trust:
sequential payer Series 2014-C21 Class A1, 1.322% 8/15/47 (c)	424,185	424,057
Series 2013-C14 Class A1, 1.2604% 8/15/46	779,619	781,897
Series 2014-C19 Class A1, 1.2661% 4/15/47	457,932	458,103
Series 2014-C22 Class A1, 1.451% 9/15/47	218,771	219,210
Series 2014-C23 Class A1, 1.6502% 9/15/47	322,130	323,908
Series 2014-C24 Class A1, 1.5386% 11/15/47	134,719	134,987
Series 2014-C26 Class A1, 1.5962% 1/15/48	1,548,163	1,551,704
Commercial Mortgage Securities - continued
	Principal Amount	Value
JPMBB Commercial Mortgage Securities Trust: - continued
Series 2015-C27 Class A1, 1.4137% 2/15/48	$ 960,787	$ 959,039
Series 2015-C28 Class A1, 1.4451% 10/15/48	1,240,906	1,239,563
JPMorgan Chase Commercial Mortgage Securities Trust:
floater:
Series 2014-BXH Class A, 1.0856% 4/15/27 (c)(e)	2,500,000	2,500,520
Series 2014-FL5 Class A, 1.1615% 7/15/31 (c)(e)	2,550,000	2,544,025
sequential payer Series 2006-LDP8 Class A4, 5.399% 5/15/45	2,635,076	2,726,713
Series 2006-LDP7 Class AM, 6.057% 4/15/45 (e)	715,000	746,195
Series 2014-C20 Class A1, 1.2682% 7/15/47	459,657	459,195
LB-UBS Commercial Mortgage Trust:
sequential payer Series 2006-C1 Class A4, 5.156% 2/15/31	4,333,535	4,384,151
Series 2004-C1 Class A4, 4.568% 1/15/31	32,633	33,025
Series 2005-C7 Class A4, 5.197% 11/15/30	37,784	37,802
Merrill Lynch Mortgage Trust Series 2006-C2 Class AM, 5.782% 8/12/43 (e)	335,000	350,818
Merrill Lynch-CFC Commercial Mortgage Trust:
sequential payer Series 2007-5 Class A4, 5.378% 8/12/48	2,930,744	3,062,911
Series 2006-2 Class A4, 6.0625% 6/12/46 (e)	432,529	445,305
Morgan Stanley BAML Trust:
sequential payer Series 2014-C18 Class A1, 1.686% 10/15/47	441,433	444,462
Series 2014-C14 Class A1, 1.25% 2/15/47	161,573	161,040
Series 2014-C16 Class A1, 1.294% 6/15/47	292,669	291,732
Series 2014-C17 Class A1, 1.551% 8/15/47	553,018	554,114
Series 2014-C19 Class A1, 1.573% 12/15/47	1,043,501	1,048,190
Morgan Stanley Capital I Trust Series 2006-HQ9 Class A4, 5.731% 7/12/44 (e)	1,105,096	1,138,461
Wachovia Bank Commercial Mortgage Trust:
Series 2006-C23 Class A1A, 5.422% 1/15/45	1,346,926	1,370,625
Series 2006-C25 Class A1A, 5.7074% 5/15/43 (e)	2,206,727	2,275,866
Wells Fargo Commercial Mortgage Trust:
Series 2014-LC18 Class A1, 1.437% 12/15/47	1,304,376	1,305,633
Series 2015-C26 Class A1, 1.454% 2/15/48	821,967	820,238
Series 2015-C27 Class A1, 1.73% 2/15/48	1,488,069	1,496,780
Series 2015-C28 Class A1, 1.531% 5/15/48	590,000	590,527
Series 2015-LC20 Class A1, 1.471% 4/15/50	1,037,658	1,037,998
Commercial Mortgage Securities - continued
	Principal Amount	Value
WF-RBS Commercial Mortgage Trust:
sequential payer Series 2013-C16 Class A1, 1.406% 9/15/46	$ 484,447	$ 486,699
Series 2013-C17 Class A1, 1.154% 12/15/46	335,508	335,869
Series 2013-UBS1 Class A1, 1.122% 3/15/46	267,749	267,824
Series 2014-C20 Class A1, 1.283% 5/15/47	730,233	729,939
Series 2014-C21 Class A1, 1.413% 8/15/47	885,419	886,578
Series 2014-C22 Class A1, 1.479% 9/15/57	536,691	538,111
Series 2014-C23 Class A1, 1.663% 10/15/57	264,357	266,225
Series 2014-C24 Class A1, 1.39% 11/15/47	112,328	112,253
Series 2014-LC14 Class A1, 1.193% 3/15/47	469,790	468,018
WFCG Commercial Mortgage Trust floater Series 2015-BXRP Class A, 1.322% 11/15/29 (c)(e)	2,236,000	2,233,974
TOTAL COMMERCIAL MORTGAGE SECURITIES (Cost $91,657,365)		90,555,932
Municipal Securities - 0.1%

California Poll. Cont. Fing. Auth. Solid Waste Disp. Rev. Bonds (Republic Svcs., Inc. Proj.) Series 2010 A, 0.5%, tender 8/3/15 (c)(e)(f)	5,000,000	5,000,000
Florida Hurricane Catastrophe Fund Fin. Corp. Rev. Series 2013 A, 1.298% 7/1/16	1,475,000	1,484,071
Univ. of California Revs. Bonds Series 2011 Y1, 0.68%, tender 7/1/17 (e)	445,000	444,996
TOTAL MUNICIPAL SECURITIES (Cost $6,920,000)		6,929,067
Foreign Government and Government Agency Obligations - 0.0%

Republic of Iceland 4.875% 6/16/16 (c)	2,240,000	2,318,579
Turkish Republic 4.557% 10/10/18 (c)	825,000	863,156
TOTAL FOREIGN GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS (Cost $3,128,229)		3,181,735
Bank Notes - 0.0%

Union Bank NA 2.125% 6/16/17 (Cost $1,345,647)	1,330,000	1,350,301
Fixed-Income Funds - 3.5%
	Shares	Value
Bank Loan Funds - 3.5%
Fidelity Floating Rate High Income Fund (b) (Cost $257,060,589)	25,838,651	$ 252,443,621
Short-Term Funds - 61.8%

Short-Term Funds - 61.8%
BlackRock Low Duration Bond Portfolio	30,840,883	299,773,383
Delaware Limited-Term Diversified Income Fund - Class A	19,306,977	165,460,791
Fidelity Conservative Income Bond Fund Institutional Class (b)	44,209,714	443,423,428
Fidelity Short-Term Bond Fund (b)	91,285,510	785,968,241
Janus Short-Term Bond Fund - Class T	80,774,028	246,360,787
JPMorgan Short Duration Bond Fund - Select Class	28,702,687	313,146,317
Metropolitan West Low Duration Bond Fund - Class M	74,047,072	651,614,237
PIMCO Short-Term Fund - Administrator Class	149,315,261	1,466,275,838
Wells Fargo Advantage Ultra Short-Term Municipal Income Fund - Administrator Class	24,117,592	116,005,616
TOTAL SHORT-TERM FUNDS (Cost $4,490,852,709)		4,488,028,638
Money Market Funds - 6.9%

Fidelity Institutional Money Market Portfolio Institutional Class 0.14% (a)(b)	470,863,485	470,863,485
SSgA U.S. Treasury Money Market Fund, 0% (a)	31,682,245	31,682,245
TOTAL MONEY MARKET FUNDS (Cost $502,545,730)		502,545,730
TOTAL INVESTMENT PORTFOLIO - 100.1% (Cost $7,272,174,628)		7,268,253,159
NET OTHER ASSETS (LIABILITIES) - (0.1)%		(5,989,224)
NET ASSETS - 100%		$ 7,262,263,935
Legend
(a) The rate quoted is the annualized seven-day yield of the fund at period end.
(b) Affiliated Fund

(c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $412,241,122 or 5.7% of net assets.

(d) Security or a portion of the security purchased on a delayed delivery or when-issued basis.
(e) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.
(f) Private activity obligations whose interest is subject to the federal alternative minimum tax for individuals.
Affiliated Underlying Funds
Information regarding the Fund's fiscal year to date purchases and sales of the affiliated Underlying Funds and income earned by the Fund from investments in affiliated Underlying Funds is as follows:
Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Fidelity Conservative Income Bond Fund Institutional Class	$ 422,827,519	$ 43,763,351	$ 22,728,779	$ 1,734,703	$ 443,423,428
Fidelity Floating Rate High Income Fund	209,027,618	47,476,388	-	7,151,219	252,443,621
Fidelity Institutional Money Market Portfolio Institutional Class	308,767,467	293,050,161	130,954,142	482,752	470,863,485
Fidelity Short-Term Bond Fund	730,961,639	95,037,890	39,155,845	7,288,915	785,968,241
Total	$ 1,671,584,243	$ 479,327,790	$ 192,838,766	$ 16,657,589	$ 1,952,698,775
Other Information

The following is a summary of the inputs used, as of May 31, 2015, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Corporate Bonds	$ 1,237,968,295	$ -	$ 1,237,968,295	$ -
U.S. Government and Government Agency Obligations	51,443,233	-	51,443,233	-
U.S. Government Agency - Mortgage Securities	48,375,961	-	48,375,961	-
Asset-Backed Securities	487,499,670	-	487,499,670	-
Collateralized Mortgage Obligations	97,930,976	-	97,930,976	-
Commercial Mortgage Securities	90,555,932	-	90,555,932	-
Municipal Securities	6,929,067	-	6,929,067	-
Foreign Government and Government Agency Obligations	3,181,735	-	3,181,735	-
Bank Notes	1,350,301	-	1,350,301	-
Fixed-Income Funds	252,443,621	252,443,621	-	-
Short-Term Funds	4,488,028,638	4,488,028,638	-	-
Money Market Funds	502,545,730	502,545,730	-	-
Total Investments in Securities:	$ 7,268,253,159	$ 5,243,017,989	$ 2,025,235,170	$ -

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	May 31, 2015

Assets
Investment in securities, at value - See accompanying schedule: Unaffiliated issuers (cost $5,320,358,104)	$ 5,315,554,384
Affiliated issuers (cost $1,951,816,524)	1,952,698,775
Total Investments (cost $7,272,174,628)		$ 7,268,253,159
Receivable for investments sold, regular delivery		2,211,363
Receivable for fund shares sold		5,293,712
Dividends receivable		76,670
Interest receivable		4,415,160
Prepaid expenses		34,936
Other receivables		38,381
Total assets		7,280,323,381

Liabilities
Payable to custodian bank	$ 129
Payable for investments purchased Regular delivery	8,964,560
Delayed delivery	4,337,145
Payable for fund shares redeemed	3,969,512
Distributions payable	4,379
Accrued management fee	195,422
Other affiliated payables	378,957
Other payables and accrued expenses	209,342
Total liabilities		18,059,446

Net Assets		$ 7,262,263,935
Net Assets consist of:
Paid in capital		$ 7,265,013,171
Distributions in excess of net investment income		(1,234,574)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		2,406,807
Net unrealized appreciation (depreciation) on investments		(3,921,469)
Net Assets, for 721,406,053 shares outstanding		$ 7,262,263,935
Net Asset Value, offering price and redemption price per share ($7,262,263,935 ÷ 721,406,053 shares)		$ 10.07

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended May 31, 2015
Investment Income
Dividends: Unaffiliated issuers		$ 45,939,588
Affiliated issuers		16,657,589
Interest		9,855,888
Total income		72,453,065

Expenses
Management fee	$ 19,564,331
Transfer agent fees	3,118,744
Accounting fees and expenses	1,250,592
Custodian fees and expenses	52,300
Independent trustees' compensation	76,206
Registration fees	246,471
Audit	68,931
Legal	43,165
Miscellaneous	61,913
Total expenses before reductions	24,482,653
Expense reductions	(17,326,353)	7,156,300
Net investment income (loss)		65,296,765
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(1,223,823)
Affiliated issuers	(118,238)
Foreign currency transactions	(3,480)
Realized gain distributions from underlying funds:
Unaffiliated issuers	8,081,642
Affiliated issuers	989,598
Total net realized gain (loss)		7,725,699
Change in net unrealized appreciation (depreciation) on: Investment securities	(26,280,630)
Assets and liabilities in foreign currencies	(3,736)
Total change in net unrealized appreciation (depreciation)		(26,284,366)
Net gain (loss)		(18,558,667)
Net increase (decrease) in net assets resulting from operations		$ 46,738,098

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended May 31, 2015	Year ended May 31, 2014
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 65,296,765	$ 46,986,957
Net realized gain (loss)	7,725,699	(1,523,595)
Change in net unrealized appreciation (depreciation)	(26,284,366)	11,823,221
Net increase (decrease) in net assets resulting from operations	46,738,098	57,286,583
Distributions to shareholders from net investment income	(63,665,850)	(48,003,028)
Distributions to shareholders from net realized gain	(2,830,487)	(5,057,856)
Total distributions	(66,496,337)	(53,060,884)
Share transactions Proceeds from sales of shares	2,708,113,479	2,185,747,245
Reinvestment of distributions	66,437,908	53,026,928
Cost of shares redeemed	(1,361,681,297)	(2,599,243,590)
Net increase (decrease) in net assets resulting from share transactions	1,412,870,090	(360,469,417)
Total increase (decrease) in net assets	1,393,111,851	(356,243,718)

Net Assets
Beginning of period	5,869,152,084	6,225,395,802
End of period (including distributions in excess of net investment income of $1,234,574 and distributions in excess of net investment income of $3,087,686, respectively)	$ 7,262,263,935	$ 5,869,152,084
Other Information Shares
Sold	268,797,745	217,103,341
Issued in reinvestment of distributions	6,603,546	5,267,269
Redeemed	(135,268,721)	(258,168,243)
Net increase (decrease)	140,132,570	(35,797,633)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights

Years ended May 31,	2015	2014	2013	2012 E
Selected Per-Share Data
Net asset value, beginning of period	$ 10.10	$ 10.09	$ 10.06	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.095	.077	.087	.035
Net realized and unrealized gain (loss)	(.028)	.020	.040	.051
Total from investment operations	.067	.097	.127	.086
Distributions from net investment income	(.093)	(.079)	(.089)	(.026)
Distributions from net realized gain	(.004)	(.008)	(.008)	-
Total distributions	(.097)	(.087)	(.097)	(.026)
Net asset value, end of period	$ 10.07	$ 10.10	$ 10.09	$ 10.06
Total Return B, C	.66%	.96%	1.27%	.86%
Ratios to Average Net Assets F
Expenses before reductions	.35%	.36%	.38%	.48%A
Expenses net of fee waivers, if any	.10%	.11%	.13%	.23%A
Expenses net of all reductions	.10%	.11%	.13%	.23%A
Net investment income (loss)	.94%	.76%	.87%	.79%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 7,262,264	$ 5,869,152	$ 6,225,396	$ 2,935,591
Portfolio turnover rate G	16%	31%	17%H	5%I

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E For the period December 20, 2011 (commencement of operations) to May 31, 2012.

F Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund. Fees and expenses of the Underlying Funds are not included in the Fund's annualized ratios. The Fund indirectly bears its proportionate share of the expenses of the Underlying Funds.

G Amount does not include the portfolio activity of any Underlying Funds.

H Portfolio turnover rate excludes securities received or delivered in-kind.

I Amount not annualized.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended May 31, 2015

1. Organization.

Strategic Advisers Short Duration Fund (the Fund) is a fund of Fidelity Rutland Square Trust II (the Trust), and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust. The Fund is offered exclusively to clients of Strategic Advisers, Inc. (Strategic Advisers), an affiliate of Fidelity Management & Research Company (FMR).

2. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Strategic Advisers Fair Value Committee (the Committee). In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Annual Report

Notes to Financial Statements - continued

2. Significant Accounting Policies - continued

Investment Valuation - continued

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds, bank notes, foreign government and government agency obligations, municipal securities, U.S. government and government agency obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. Asset backed securities, collateralized mortgage obligations, commercial mortgage securities, and U.S. government agency mortgage securities, are valued by pricing vendors who utilize matrix pricing which considers prepayment speed assumptions, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy. If an unaffiliated open-end mutual fund's NAV is unavailable, shares of that fund may be valued by another method that the Board believes reflects fair value in accordance with the Board's fair value pricing policies and is categorized as Level 2 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of May 31, 2015 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

Annual Report

2. Significant Accounting Policies - continued

Foreign Currency - continued

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Underlying Funds, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. The principal amount on inflation-indexed securities is periodically adjusted to the rate of inflation and interest is accrued based on the principal amount. The adjustments to principal due to inflation are reflected as increases or decreases to Interest in the accompanying Statement of Operations. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Strategic Advisers funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Annual Report

Notes to Financial Statements - continued

2. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of May 31, 2015, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Dividends are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to short-term gain distributions from the Underlying Funds, foreign currency transactions, market discount, deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 19,872,874
Gross unrealized depreciation	(24,138,535)
Net unrealized appreciation (depreciation) on securities	$ (4,265,661)

Tax Cost	$ 7,272,518,820

Annual Report

2. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 76,681
Undistributed long-term capital gain	$ 1,478,124
Net unrealized appreciation (depreciation) on securities and other investments	$ (4,265,661)

The tax character of distributions paid was as follows:

	May 31, 2015	May 31, 2014
Ordinary Income	$ 66,496,337	$ 51,237,020
Long-term Capital Gains	-	1,823,864
Total	$ 66,496,337	$ 53,060,884

Delayed Delivery Transactions and When-Issued Securities. During the period, the Fund transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The securities purchased on a delayed delivery or when-issued basis are identified as such in the Fund's Schedule of Investments. The Fund may receive compensation for interest forgone in the purchase of a delayed delivery or when-issued security. With respect to purchase commitments, the Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

Annual Report

Notes to Financial Statements - continued

2. Significant Accounting Policies - continued

New Accounting Pronouncement. In June 2014, the Financial Accounting Standards Board issued Accounting Standard Update No. 2014-11, Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures (the Update). The Update amends the accounting for certain repurchase agreements and expands disclosure requirements for reverse repurchase agreements, securities lending and other similar transactions. The disclosure requirements are effective for annual and interim reporting periods beginning after December 15, 2014. Management is currently evaluating the impact of the Update on the Fund's financial statements and related disclosures.

3. Purchases and Sales of Investments.

Purchases and sales of securities (including the Underlying Fund shares), other than short-term securities and U.S. government securities, aggregated $2,389,683,430 and $975,510,568, respectively.

4. Fees and Other Transactions with Affiliates.

Management Fee. Strategic Advisers (the investment adviser) provides the Fund with investment management related services. For these services, the Fund pays a monthly management fee to the investment adviser. The management fee is calculated by adding the annual management fee rate of .25% of the Fund's average net assets throughout the month payable to the investment adviser to the aggregate of the fee rates, payable monthly, to the Fund's sub-advisers. The Fund's maximum aggregate management fee will not exceed .55% of the Fund's average net assets. For the reporting period, the total annual management fee rate was .28% of the Fund's average net assets.

During the period, the investment adviser waived its management fee as described in the Expense Reductions note.

Sub-Advisers. Pyramis Global Advisors, LLC (Pyramis), an affiliate of the investment adviser, and T. Rowe Price Associates, Inc. each served as a sub-adviser for the Fund during the period. Sub-advisers provide discretionary investment advisory services for their allocated portion of the Fund's assets and are paid by the investment adviser and not the Fund for providing these services.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of the investment adviser, is the Fund's transfer, dividend disbursing and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. The Fund does not directly pay transfer agent fees with respect to the portion of its assets invested in Underlying Funds. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .05% of average net assets.

Annual Report

4. Fees and Other Transactions with Affiliates - continued

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The fee is based on the level of average net assets for each month.

5. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $7,700 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

6. Expense Reductions.

The investment adviser has contractually agreed to waive the Fund's management fee in an amount equal to .25% of the Fund's average net assets until September 30, 2017. During the period, this waiver reduced the Fund's management fee by $17,288,758.

In addition, the investment adviser has voluntarily agreed to waive a portion of the Fund's management fee. During the period, this waiver reduced the Fund's management fee by $37,595.

7. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

The Fund does not invest in the Underlying Funds for the purpose of exercising management or control; however, investments by the Fund within its principal investment strategies may represent a significant portion of an Underlying Fund's net assets. At the end of the period, the Fund was the owner of record of 10% or more of the total outstanding shares of the following Underlying Funds:

Fidelity Conservative Income Bond Fund	11%
Fidelity Short-Term Bond Fund	15%

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Rutland Square Trust II and the Shareholders of Strategic Advisers Short Duration Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Strategic Advisers Short Duration Fund (a fund of Fidelity Rutland Square Trust II) at May 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Strategic Advisers Short Duration Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 2015 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

July 22, 2015

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. If the interests of the fund and an underlying Fidelity fund were to diverge, a conflict of interest could arise and affect how the Trustees and Member of the Advisory Board fulfill their fiduciary duties to the affected funds. Strategic Advisers has structured the fund to avoid these potential conflicts, although there may be situations where a conflict of interest is unavoidable. In such instances, Strategic Advisers, the Trustees, and Member of the Advisory Board would take reasonable steps to minimize and, if possible, eliminate the conflict. Each of the Trustees oversees 18 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. The officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee may also engage professional search firms to help identify potential Independent Trustee candidates with experience, qualifications, attributes, and skills consistent with the Statement of Policy. Additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, may be considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

Annual Report

Trustees and Officers - continued

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Roger T. Servison is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ralph F. Cox serves as the lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees asset allocation funds. Other boards oversee Fidelity's investment-grade bond, money market, and asset allocation funds and Fidelity's equity and high income funds. The fund may invest in Fidelity funds overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues.

The Trustees primarily operate as a full Board, but also operate in committees, to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board has charged Strategic Advisers and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through Strategic Advisers, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. Board oversight of different aspects of the fund's activities is exercised primarily through the full Board, but also through the Audit and Compliance Committee. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate. The responsibilities of each committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-3455.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Roger T. Servison (1945)
Year of Election or Appointment: 2006 Trustee Chairman of the Board of Trustees

Mr. Servison also serves as Trustee of other funds. Mr. Servison serves as President of Strategic New Business Development for Fidelity Investments and serves as a Director of Strategic Advisers (investment adviser firm). Previously, Mr. Servison oversaw Fidelity Investments Life Insurance Company (2005-2006) and Strategic Advisers (2005-2007). Mr. Servison also served as President and a Director of Fidelity Brokerage Services (Japan), LLC (1994-2004).

Derek L. Young (1964)
Year of Election or Appointment: 2012 Trustee

Mr. Young also serves as Trustee or an officer of other funds. He is President and a Director of Strategic Advisers, Inc. (investment adviser firm, 2011-present), President of Fidelity Global Asset Allocation (GAA) (2011-present), and Vice Chairman of Pyramis Global Advisors, LLC (investment adviser firm, 2011-present). Previously, Mr. Young served as Chief Investment Officer of GAA (2009-2011) and as a portfolio manager.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with Strategic Advisers.

Annual Report

Trustees and Officers - continued

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Peter C. Aldrich (1944)
Year of Election or Appointment: 2006 Trustee

Mr. Aldrich also serves as Trustee of other funds. Mr. Aldrich is a Director of the National Bureau of Economic Research and a Director of the funds of BlackRock Realty Group (2006-present). Previously, Mr. Aldrich served as a Trustee for the Fidelity Rutland Square Trust (2005-2010), a Managing Member of Poseidon, LLC (foreign private investment, 1998-2004), and Chairman and Managing Member of AEGIS, LLC (foreign private investment, 1997-2004). Mr. Aldrich also served as Faculty Chairman of The Research Council on Global Investment of The Conference Board (business and professional education non-profit, 1999-2004). Mr. Aldrich is a Member of the Boards of Trustees of the Museum of Fine Arts Boston and Massachusetts Eye and Ear Infirmary and an Overseer of the Longy School of Music.

Amy Butte Liebowitz (1968)
Year of Election or Appointment: 2011 Trustee

Ms. Butte Liebowitz also serves as Trustee of other funds. Ms. Butte Liebowitz was the founder and Chief Executive Officer of TILE Financial (financial internet service, 2008-2012). Previously, Ms. Butte Liebowitz served as the Chief Financial Officer and member of the Board of Directors of MF Global (broker-dealer, 2006-2008), and Chief Financial Officer and Executive Vice President of the New York Stock Exchange (2004-2006). Ms. Butte Liebowitz is a member of the Boards of Directors of Accion International and the New York Women's Forum, as well as an alumna of the World Economic Forum's Young Global Leader program.

Ralph F. Cox (1932)
Year of Election or Appointment: 2006 Trustee

Mr. Cox also serves as Trustee of other funds. Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Mr. Cox is a Director of Abraxas Petroleum (exploration and production). Mr. Cox is a member of the Advisory Boards of the Business and Engineering Schools of Texas A&M University and the Engineering School of University of Texas at Austin. Previously, Mr. Cox served as a Trustee for the Fidelity Rutland Square Trust (2005-2010) and as an Advisory Director of CH2M Hill Companies (engineering, 1981-2011). Mr. Ralph F. Cox and Mr. Howard E. Cox, Jr. are not related.

Mary C. Farrell (1949)
Year of Election or Appointment: 2013 Trustee

Ms. Farrell also serves as Trustee or Member of the Advisory Board of other funds. Ms. Farrell is a Director of the W.R. Berkley Corporation (insurance provider) and President (2009-present) and Director (2006-present) of the Howard Gilman Foundation (charitable organization). Previously, Ms. Farrell was Managing Director and Chief Investment Strategist at UBS Wealth Management USA and Co-Head of UBS Wealth Management Investment Strategy & Research Group (2003-2005). Ms. Farrell also served as Investment Strategist at PaineWebber (1982-2000) and UBS PaineWebber (2000-2002). Ms. Farrell also serves as Trustee on the Board of Overseers of the New York University Stern School of Business, and as Chairman of the Board of Trustees of Yale-New Haven Hospital.

Karen Kaplan (1960)
Year of Election or Appointment: 2006 Trustee

Ms. Kaplan also serves as Trustee of other funds. Ms. Kaplan is Chief Executive Officer (2013-present) and President (2007-present) of Hill Holliday (advertising and specialized marketing). Ms. Kaplan is a Director of Vera Bradley (2012-present), Member of the Board of Governors of the Chief Executives' Club of Boston (2010-present), Chairman (2012-2014) and Member (2006-present) of the Executive Committee of the Greater Boston Chamber of Commerce, Member of the Board of Directors of Jobs for Massachusetts (2012-present), Member of the National Association of Corporate Directors Chapter (2012-present), and Member of the Board of Directors of the Post Office Square Trust (2012-present). She is also a member of the Clinton Global Initiative, an action oriented community of the most effective CEOs, heads of state, Nobel Prize winners, and non-governmental leaders in the world. Previously, Ms. Kaplan served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010), Director of DSM (dba Dental and DentaQuest) (2004-2014), Member of the Board of Directors of the Massachusetts Conference for Women (2008-2014), President of the Massachusetts Women's Forum (2008-2010), Treasurer of the Massachusetts Women's Forum (2002-2006), Vice Chair of the Board of the Massachusetts Society for the Prevention of Cruelty to Children (2003-2010), Director of United Way of Massachusetts Bay (2004-2006), Director of ADVO (direct mail marketing, 2003-2007), and Director of Tweeter Home Entertainment Group (2006-2007).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Advisory Board Member and Officers:

Correspondence intended for each officer and Howard E. Cox, Jr. may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation
Howard E. Cox, Jr. (1944)
Year of Election or Appointment: 2009 Member of the Advisory Board

Mr. Cox also serves as Member of the Advisory Board of other funds. Mr. Cox is a Member of the Advisory Board of Devonshire Investors (2009-present). Mr. Cox serves as an Advisory Partner of Greylock (venture capital) and a Director of Stryker Corporation (medical products and services). Previously, Mr. Cox served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010) and a Member of the Secretary of Defense's Business Board of Directors (2008-2010). Mr. Howard E. Cox, Jr. and Mr. Ralph F. Cox are not related.

Elizabeth Paige Baumann (1968)
Year of Election or Appointment: 2012 Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (diversified financial services company, 2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Brian Blackburn (1975)
Year of Election or Appointment: 2014 Assistant Secretary
Mr. Blackburn also serves as an officer of other funds. Mr. Blackburn serves as Vice President & Associate General Counsel (2013-present) and is an employee of Fidelity Investments (2007-present).
Jonathan Davis (1968)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)
Year of Election or Appointment: 2011 Vice President and Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)
Year of Election or Appointment: 2012 Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John Hitt (1967)
Year of Election or Appointment: 2014 Secretary and Chief Legal Officer

Mr. Hitt also serves as an officer of other funds. Mr. Hitt serves as Senior Vice President and Deputy General Counsel in Fidelity's Asset Management Group (2010-present) and is an employee of Fidelity Investments.

Kenneth B. Robins (1969)
Year of Election or Appointment: 2010 President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Nicholas E. Steck (1964)
Year of Election or Appointment: 2009 Chief Financial Officer

Mr. Steck also serves as Chief Financial Officer of other funds. Mr. Steck serves as Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2008-present) and is an employee of Fidelity Investments. During the period 2002 to 2009, Mr. Steck served as a Compliance Officer of FMR (investment adviser firm), Fidelity Investments Money Management, Inc. (investment adviser firm), FMR LLC (diversified financial management company), Fidelity Research & Analysis (U.K.) Inc. (investment adviser firm), Fidelity Management & Research (Hong Kong) Limited (investment adviser firm), and Fidelity Management & Research (Japan) Inc. (investment adviser firm).

Bruce Treff (1966)
Year of Election or Appointment: 2013 Chief Compliance Officer

Mr. Treff also serves as Compliance Officer of other funds. Mr. Treff serves as Senior Vice President of Asset Management Compliance (2013-present). Prior to joining Fidelity Investments, Mr. Treff served as Managing Director of Citibank, N.A. (2005-2013).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Strategic Advisers Short Duration Fund voted to pay on July 13, 2015, to shareholders of record at the opening of business on July 10, 2015, a distribution of $0.006 per share derived from capital gains realized from sales of portfolio securities.

The fund hereby designates as a capital gain dividend with respect to the taxable year ended May 31, 2015, $1,478,124, or, if subsequently determined to be different, the net capital gain of such year.

A total of 2.53% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund will notify shareholders in January 2016 of amounts for use in preparing 2015 income tax returns.

Annual Report

Investment Adviser

Strategic Advisers, Inc.
Boston, MA

Investment Sub-Advisers

Pyramis Global Advisors, LLC

T. Rowe Price Associates, Inc.

General Distributor

Fidelity Distributors Corporation
Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

State Street Bank and Trust Company
Quincy, MA

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
245 Summer St., Boston, MA 02210
www.fidelity.com

ASD-UANN-0715
1.934457.104

Strategic Advisers®
Value Fund

Offered exclusively to certain clients of Strategic Advisers, Inc. - not available for sale to the general public

Annual Report

May 31, 2015

(Fidelity Cover Art)

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)

To view a fund's proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-544-3455 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2015 FMR LLC. All rights reserved.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended May 31, 2015	Past 1 year	Past 5 years	Life of fundA
Strategic Advisers® Value Fund	10.23%	15.21%	15.27%

A From December 30, 2008.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Strategic Advisers® Value Fund on December 30, 2008, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the Russell 1000® Value Index performed over the same period.
Annual Report

Management's Discussion of Fund Performance

Market Recap: The U.S. equity market hit fresh new highs in extending its bull run during the 12 months ending May 31, 2015, as stocks continued to hold appeal over bonds amid a supportive cyclical backdrop and low, but rising market interest rates. The S&P 500® Index returned 11.81%, continuing its climb despite pockets of higher volatility along the way. Growth stocks broadly outperformed value-oriented names on prospects for accelerated U.S. economic growth. Accordingly, the tech-stock-heavy and growth-oriented Nasdaq Composite Index® rose 20.89%. The Russell 2000® Index advanced 11.32%, as small-caps rallied in the latter half of the period, partly due to their lower exposure to global-growth headwinds and the stronger dollar. Sector performance was broadly positive but varied greatly, as the effects on profitability from lower oil prices and a stronger greenback helped disperse returns across and within sectors. Within the broad S&P 500®, health care (+27%) led the way, lifted by strong product innovation and merger-and-acquisition activity. Information technology (+19%) and consumer discretionary (+18%) also had a strong year. On the other end of the spectrum, energy (-15%) was the sole sector to lose ground, reflecting a sharp drop in crude oil prices beginning in mid-2014, due to weaker global demand and a U.S. supply boom.

Comments from Lead Portfolio Manager John Stone and Co-Portfolio Manager Kristina Stookey: For the year, the Fund outpaced the Russell 1000® Value Index. (For specific results, please see the Performance section of this report.) The Fund's outperformance of the benchmark was primarily the result of beneficial overall sector positioning and strong stock selection by several underlying managers. Sub-advisers LSV Asset Management and Brandywine Global Investment Management were the top relative contributors. LSV's valuation emphasis, along with a tilt toward mid-cap stocks, helped it outpace the benchmark, as did picks in consumer staples, industrials and health care. Brandywine, meanwhile, benefited from overweighting information technology, which included a meaningful stake in strong-performing Apple. Elsewhere, sub-adviser Robeco Investment Management (doing business as Boston Partners) also contributed, led by favorable positioning in technology, an overweighting in consumer discretionary and stock choices in consumer staples and health care. On the downside, sub-adviser Cohen & Steers Capital Management, American Beacon Large Cap Value Fund and T. Rowe Price Mid-Cap Value Fund collectively nicked the Fund's return, but none were significant detractors. During the period, we reallocated all assets away from Cohen & Steers and removed American Beacon Large Cap Value Fund and T. Rowe Price Mid-Cap Value Fund.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (December 1, 2014 to May 31, 2015).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition to the direct expenses incurred by the Fund presented in the table, as a shareholder of the underlying mutual funds (the Underlying Funds), the Fund also indirectly bears its proportionate share of the expenses of the Underlying Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition to the direct expenses incurred by the Fund presented in the table, as a shareholder of the Underlying Funds, the Fund also indirectly bears its proportionate share of the expenses of the Underlying Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Annual Report

Shareholder Expense Example - continued

	Annualized Expense RatioB	Beginning Account Value December 1, 2014	Ending Account Value May 31, 2015	Expenses Paid During Period* December 1, 2014 to May 31, 2015
Actual	.31%	$ 1,000.00	$ 1,031.20	$ 1.57
HypotheticalA		$ 1,000.00	$ 1,023.39	$ 1.56

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

* Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). The fees and expenses of the Underlying Funds in which the Fund invests are not included in the Fund's annualized expense ratio.

Annual Report

Investment Changes (Unaudited)

The information in the following tables is based on the direct investments of the Fund.
Top Ten Holdings as of May 31, 2015
(excluding cash equivalents)	% of fund's net assets	% of fund's net assets 6 months ago
JPMorgan Value Advantage Fund Select Class	11.3	10.8
Invesco Diversified Dividend Fund - Class A	4.3	4.3
Fidelity Low-Priced Stock Fund	4.0	3.8
JPMorgan Chase & Co.	2.4	2.2
Apple, Inc.	2.1	2.1
Wells Fargo & Co.	2.1	2.2
Pfizer, Inc.	2.0	1.2
Microsoft Corp.	1.7	1.6
Exxon Mobil Corp.	1.5	1.9
Johnson & Johnson	1.4	0.9
	32.8
Top Five Market Sectors as of May 31, 2015
(stocks only)	% of fund's net assets	% of fund's net assets 6 months ago
Financials	20.7	19.6
Information Technology	12.4	12.2
Health Care	11.4	9.4
Industrials	8.3	7.8
Consumer Discretionary	6.9	6.5
Asset Allocation (% of fund's net assets)
As of May 31, 2015	As of November 30, 2014
Common Stocks 77.4%	Common Stocks 74.9%
Large Value Funds 15.6%	Large Value Funds 15.6%
Mid-Cap Value Funds 4.0%	Mid-Cap Value Funds 5.6%
Short-Term Investments and Net Other Assets (Liabilities) 3.0%	Short-Term Investments and Net Other Assets (Liabilities) 3.9%

Asset allocations of equity funds in the pie charts reflect the categorizations of assets as defined by Morningstar as of the reporting dates indicated above.

Annual Report

Investments May 31, 2015

Showing Percentage of Net Assets

Common Stocks - 77.4%
	Shares	Value
CONSUMER DISCRETIONARY - 6.9%
Auto Components - 0.7%
Autoliv, Inc.	160,900	$ 20,297,535
BorgWarner, Inc.	22,700	1,365,405
Cooper Tire & Rubber Co.	265,127	9,732,812
Johnson Controls, Inc.	343,500	17,868,870
Lear Corp.	343,394	39,840,572
		89,105,194
Automobiles - 0.8%
Ford Motor Co.	3,935,900	59,707,603
General Motors Co.	443,700	15,959,889
Harley-Davidson, Inc.	456,372	24,411,338
		100,078,830
Diversified Consumer Services - 0.0%
Apollo Education Group, Inc. Class A (non-vtg.) (a)	69,088	1,145,479
Hotels, Restaurants & Leisure - 0.6%
Brinker International, Inc.	309,300	17,067,174
Carnival Corp. unit	224,800	10,414,984
Hyatt Hotels Corp. Class A (a)	16,800	965,328
McDonald's Corp.	364,600	34,976,078
Royal Caribbean Cruises Ltd.	85,500	6,496,290
Six Flags Entertainment Corp.	157,728	7,706,590
Wyndham Worldwide Corp.	30,900	2,623,719
		80,250,163
Household Durables - 0.5%
Lennar Corp. Class A	519,000	24,200,970
Newell Rubbermaid, Inc.	144,600	5,716,038
PulteGroup, Inc.	139,000	2,666,020
Toll Brothers, Inc. (a)	66,600	2,408,922
Whirlpool Corp.	193,500	35,652,375
		70,644,325
Media - 2.5%
AMC Networks, Inc. Class A (a)	2,700	212,193
CBS Corp. Class B	159,400	9,838,168
Comcast Corp. Class A	201,762	11,795,007
DIRECTV (a)	671,600	61,142,464
Gannett Co., Inc.	610,200	21,839,058
Liberty Broadband Corp. Class C (a)	106,668	5,704,605
Liberty Global PLC Class C (a)	479,807	25,789,626
Liberty Media Corp.:
Class A (a)	72,156	2,764,657
Common Stocks - continued
	Shares	Value
CONSUMER DISCRETIONARY - continued
Media - continued
Liberty Media Corp.: - continued
Class C (a)	233,107	$ 8,848,742
News Corp. Class A (a)	144,600	2,190,690
Omnicom Group, Inc.	191,661	14,284,494
Scripps Networks Interactive, Inc. Class A	103,568	6,940,092
Starz Series A (a)	476,400	19,989,744
Time Warner Cable, Inc.	217,270	39,301,970
Time Warner, Inc.	974,500	82,325,760
Time, Inc.	145,431	3,273,652
Viacom, Inc. Class B (non-vtg.)	322,000	21,535,360
		337,776,282
Multiline Retail - 1.1%
Big Lots, Inc.	160,800	7,059,120
Dillard's, Inc. Class A	123,700	14,350,437
Kohl's Corp.	553,500	36,248,715
Macy's, Inc.	887,431	59,413,505
Nordstrom, Inc.	88,300	6,414,112
Target Corp.	265,900	21,091,188
		144,577,077
Specialty Retail - 0.7%
Abercrombie & Fitch Co. Class A	158,700	3,248,589
AutoNation, Inc. (a)	44,400	2,771,004
AutoZone, Inc. (a)	17,300	11,653,626
Bed Bath & Beyond, Inc. (a)	70,400	5,020,928
Best Buy Co., Inc.	434,100	15,063,270
Dick's Sporting Goods, Inc.	4,100	220,252
Foot Locker, Inc.	53,000	3,349,600
GameStop Corp. Class A	28,200	1,224,162
Gap, Inc.	460,667	17,657,366
Home Depot, Inc.	270,180	30,103,456
Penske Automotive Group, Inc.	45,300	2,337,933
Staples, Inc.	107,100	1,763,402
		94,413,588
Textiles, Apparel & Luxury Goods - 0.0%
Coach, Inc.	104,600	3,699,702
TOTAL CONSUMER DISCRETIONARY		921,690,640
Common Stocks - continued
	Shares	Value
CONSUMER STAPLES - 4.6%
Beverages - 0.1%
Coca-Cola Enterprises, Inc.	134,400	$ 5,944,512
Diageo PLC sponsored ADR	131,000	14,535,760
		20,480,272
Food & Staples Retailing - 1.8%
CVS Health Corp.	471,874	48,310,460
Kroger Co.	527,400	38,394,720
Wal-Mart Stores, Inc.	1,707,700	126,830,879
Walgreens Boots Alliance, Inc.	242,000	20,773,280
		234,309,339
Food Products - 2.0%
Archer Daniels Midland Co.	852,800	45,070,480
Bunge Ltd.	278,700	25,796,472
Campbell Soup Co.	118,300	5,718,622
ConAgra Foods, Inc.	1,156,000	44,633,160
Fresh Del Monte Produce, Inc.	235,200	8,852,928
General Mills, Inc.	318,600	17,889,390
Ingredion, Inc.	287,400	23,558,178
Kellogg Co.	135,100	8,480,227
Mondelez International, Inc.	419,300	17,438,687
Pilgrim's Pride Corp.	98,500	2,519,630
The Hershey Co.	121,000	11,236,060
Tyson Foods, Inc. Class A	848,627	36,024,216
Unilever NV (NY Reg.)	401,000	17,122,700
		264,340,750
Household Products - 0.2%
Energizer Holdings, Inc.	24,400	3,457,236
Kimberly-Clark Corp.	192,300	20,933,778
		24,391,014
Personal Products - 0.1%
Coty, Inc. Class A	502,000	12,514,860
Tobacco - 0.4%
Philip Morris International, Inc.	587,600	48,811,932
TOTAL CONSUMER STAPLES		604,848,167
ENERGY - 6.5%
Energy Equipment & Services - 0.8%
Atwood Oceanics, Inc.	236,000	7,261,720
Baker Hughes, Inc.	156,000	10,055,760
Common Stocks - continued
	Shares	Value
ENERGY - continued
Energy Equipment & Services - continued
Ensco PLC Class A	385,800	$ 9,066,300
Halliburton Co.	652,200	29,609,880
Helmerich & Payne, Inc.	201,300	14,692,887
National Oilwell Varco, Inc.	202,100	9,941,299
Noble Corp.	962,700	16,125,225
Paragon Offshore PLC	239,133	396,961
Parker Drilling Co. (a)	1,082,600	3,670,014
		100,820,046
Oil, Gas & Consumable Fuels - 5.7%
Anadarko Petroleum Corp.	118,854	9,937,383
Apache Corp.	175,400	10,495,936
Canadian Natural Resources Ltd.	436,768	13,479,540
Chevron Corp.	1,085,400	111,796,200
ConocoPhillips Co.	445,600	28,375,808
Devon Energy Corp.	203,800	13,291,836
Energen Corp.	128,102	8,864,658
EOG Resources, Inc.	219,541	19,471,091
EQT Corp.	60,827	5,174,553
Exxon Mobil Corp.	2,398,900	204,386,280
Hess Corp.	208,000	14,044,160
Marathon Oil Corp.	563,900	15,332,441
Marathon Petroleum Corp.	809,535	83,754,491
Murphy Oil Corp.	219,800	9,552,508
Occidental Petroleum Corp.	315,946	24,703,818
Phillips 66 Co.	1,295,533	102,502,571
Pioneer Natural Resources Co.	77,600	11,471,608
QEP Resources, Inc.	382,294	7,198,596
Rice Energy, Inc. (a)	102,520	2,248,264
Tesoro Corp.	32,100	2,840,850
Valero Energy Corp.	958,400	56,775,616
		755,698,208
TOTAL ENERGY		856,518,254
FINANCIALS - 20.7%
Banks - 9.8%
Banco Santander SA (Spain) sponsored ADR	2,082,304	14,784,358
Bank of America Corp.	9,063,600	149,549,400
BB&T Corp.	736,447	29,067,563
BOK Financial Corp.	55,617	3,597,308
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Banks - continued
CIT Group, Inc.	373,900	$ 17,296,614
Citigroup, Inc.	3,087,949	166,996,282
Comerica, Inc.	92,700	4,537,665
Commerce Bancshares, Inc.	50,195	2,239,199
East West Bancorp, Inc.	14,400	617,760
Fifth Third Bancorp	1,594,351	32,269,664
First Republic Bank	275,000	16,651,250
Huntington Bancshares, Inc.	1,820,100	20,257,713
JPMorgan Chase & Co.	4,830,013	317,718,255
KeyCorp	1,461,700	21,311,586
M&T Bank Corp.	111,000	13,417,680
Mitsubishi UFJ Financial Group, Inc. sponsored ADR	2,162,000	15,933,940
Peoples United Financial, Inc.	116,900	1,818,964
PNC Financial Services Group, Inc.	726,200	69,490,078
Regions Financial Corp.	3,535,500	35,673,195
SunTrust Banks, Inc.	1,178,200	50,285,576
U.S. Bancorp	834,700	35,983,917
Wells Fargo & Co.	4,929,517	275,855,771
		1,295,353,738
Capital Markets - 2.4%
Ameriprise Financial, Inc.	364,900	45,462,891
Bank of New York Mellon Corp.	577,700	25,049,072
BlackRock, Inc. Class A	84,347	30,852,446
Eaton Vance Corp. (non-vtg.)	44,800	1,818,880
Franklin Resources, Inc.	318,900	16,235,199
Goldman Sachs Group, Inc.	396,000	81,651,240
Invesco Ltd.	222,400	8,858,192
Morgan Stanley	1,568,200	59,905,240
Northern Trust Corp.	103,300	7,701,015
State Street Corp.	462,500	36,042,625
T. Rowe Price Group, Inc.	98,800	7,972,172
		321,548,972
Consumer Finance - 1.7%
Ally Financial, Inc. (a)	481,273	10,910,459
American Express Co.	541,800	43,192,296
Capital One Financial Corp.	1,075,209	89,844,464
Discover Financial Services	1,027,919	59,896,840
Navient Corp.	615,300	11,856,831
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Consumer Finance - continued
Nelnet, Inc. Class A	227,900	$ 9,368,969
Santander Consumer U.S.A. Holdings, Inc.	35,000	857,500
		225,927,359
Diversified Financial Services - 0.5%
Berkshire Hathaway, Inc. Class B (a)	376,420	53,828,060
The NASDAQ OMX Group, Inc.	64,000	3,312,000
Voya Financial, Inc.	86,600	3,923,846
		61,063,906
Insurance - 6.2%
ACE Ltd.	351,483	37,425,910
AFLAC, Inc.	591,000	36,772,020
Alleghany Corp. (a)	8,500	4,040,475
Allstate Corp.	922,805	62,123,233
American Financial Group, Inc.	290,900	18,472,150
American International Group, Inc.	1,073,277	62,904,765
Aon PLC	105,090	10,637,210
Arch Capital Group Ltd. (a)	47,500	3,034,775
Assurant, Inc.	342,100	22,527,285
Assured Guaranty Ltd.	65,200	1,864,068
Axis Capital Holdings Ltd.	288,900	15,901,056
Cincinnati Financial Corp.	55,500	2,807,190
Everest Re Group Ltd.	186,000	33,760,860
Genworth Financial, Inc. Class A (a)	504,800	4,008,112
Hanover Insurance Group, Inc.	168,500	11,993,830
Hartford Financial Services Group, Inc.	1,323,900	54,425,529
HCC Insurance Holdings, Inc.	67,900	3,882,522
Lincoln National Corp.	746,293	42,546,164
Loews Corp.	141,600	5,680,992
Markel Corp. (a)	5,300	4,095,628
MetLife, Inc.	1,212,636	63,372,357
Montpelier Re Holdings Ltd.	187,300	7,130,511
PartnerRe Ltd.	149,800	19,688,214
Principal Financial Group, Inc.	147,800	7,639,782
Progressive Corp.	223,400	6,107,756
Prudential Financial, Inc.	727,343	61,540,491
Reinsurance Group of America, Inc.	42,300	3,957,165
The Chubb Corp.	828,800	80,808,000
The Travelers Companies, Inc.	844,872	85,433,457
Torchmark Corp.	179,800	10,261,186
Unum Group	692,300	24,202,808
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Insurance - continued
W.R. Berkley Corp.	47,700	$ 2,337,300
XL Group PLC Class A	234,259	8,826,879
		820,209,680
Real Estate Investment Trusts - 0.0%
American Homes 4 Rent Class A	304,475	5,081,688
Thrifts & Mortgage Finance - 0.1%
New York Community Bancorp, Inc.	221,400	3,927,636
Radian Group, Inc.	585,400	10,490,368
		14,418,004
TOTAL FINANCIALS		2,743,603,347
HEALTH CARE - 11.4%
Biotechnology - 1.8%
Amgen, Inc.	690,500	107,897,530
Gilead Sciences, Inc.	820,338	92,099,347
Myriad Genetics, Inc. (a)	119,130	4,044,464
United Therapeutics Corp. (a)	161,300	29,634,036
		233,675,377
Health Care Equipment & Supplies - 1.4%
Baxter International, Inc.	930,600	61,987,266
Medtronic PLC	899,257	68,631,294
St. Jude Medical, Inc.	144,200	10,634,750
Zimmer Holdings, Inc.	427,777	48,805,078
		190,058,388
Health Care Providers & Services - 3.1%
Aetna, Inc.	811,200	95,697,264
Anthem, Inc.	598,607	100,476,185
Cigna Corp.	217,683	30,656,297
Express Scripts Holding Co. (a)	284,049	24,752,030
HCA Holdings, Inc. (a)	159,100	13,019,153
Humana, Inc.	78,700	16,892,955
Omnicare, Inc.	146,391	13,949,598
Quest Diagnostics, Inc.	181,977	13,690,130
UnitedHealth Group, Inc.	802,800	96,504,588
		405,638,200
Pharmaceuticals - 5.1%
AbbVie, Inc.	815,239	54,286,765
Common Stocks - continued
	Shares	Value
HEALTH CARE - continued
Pharmaceuticals - continued
Johnson & Johnson	1,796,126	$ 179,864,058
Merck & Co., Inc.	2,365,361	144,026,831
Novartis AG sponsored ADR	162,400	16,683,352
Pfizer, Inc.	7,599,844	264,094,579
Shire PLC sponsored ADR	26,646	6,931,957
Teva Pharmaceutical Industries Ltd. sponsored ADR	270,538	16,259,334
		682,146,876
TOTAL HEALTH CARE		1,511,518,841
INDUSTRIALS - 8.3%
Aerospace & Defense - 3.5%
Engility Holdings, Inc.	35,083	979,517
General Dynamics Corp.	393,131	55,101,241
Honeywell International, Inc.	368,251	38,371,754
Huntington Ingalls Industries, Inc.	16,000	1,983,840
L-3 Communications Holdings, Inc.	310,300	36,556,443
Lockheed Martin Corp.	283,885	53,427,157
Northrop Grumman Corp.	441,900	70,341,642
Raytheon Co.	687,249	70,965,332
Rockwell Collins, Inc.	67,600	6,434,844
Textron, Inc.	93,800	4,241,636
The Boeing Co.	413,000	58,034,760
United Technologies Corp.	552,950	64,789,152
Vectrus, Inc. (a)	37,733	946,721
		462,174,039
Air Freight & Logistics - 0.2%
FedEx Corp.	171,000	29,620,620
Airlines - 0.4%
Alaska Air Group, Inc.	70,000	4,524,800
Delta Air Lines, Inc.	998,730	42,865,492
Southwest Airlines Co.	29,500	1,092,975
United Continental Holdings, Inc. (a)	188,403	10,284,920
		58,768,187
Building Products - 0.0%
Owens Corning	44,900	1,901,964
Commercial Services & Supplies - 0.3%
ADT Corp.	56,800	2,072,064
Deluxe Corp.	191,700	12,236,211
Common Stocks - continued
	Shares	Value
INDUSTRIALS - continued
Commercial Services & Supplies - continued
Pitney Bowes, Inc.	44,500	$ 972,325
R.R. Donnelley & Sons Co.	640,600	12,286,708
Republic Services, Inc.	35,100	1,414,179
The Brink's Co.	350,600	11,205,176
		40,186,663
Construction & Engineering - 0.0%
Tutor Perini Corp. (a)	185,700	3,892,272
Electrical Equipment - 0.3%
Eaton Corp. PLC	160,800	11,511,672
Emerson Electric Co.	325,700	19,642,967
Rockwell Automation, Inc.	45,900	5,640,651
		36,795,290
Industrial Conglomerates - 1.2%
General Electric Co.	6,012,500	163,960,875
Machinery - 1.6%
AGCO Corp.	212,800	10,805,984
Caterpillar, Inc.	236,800	20,203,776
Crane Co.	76,902	4,654,878
Cummins, Inc.	85,800	11,630,190
Deere & Co.	792,800	74,269,504
Illinois Tool Works, Inc.	174,100	16,335,803
Ingersoll-Rand PLC	203,816	14,018,464
Lincoln Electric Holdings, Inc.	29,000	1,949,090
Oshkosh Corp.	318,000	15,950,880
PACCAR, Inc.	134,500	8,548,820
Parker Hannifin Corp.	74,900	9,020,207
Pentair PLC	7,900	505,837
Snap-On, Inc.	29,300	4,553,220
Stanley Black & Decker, Inc.	70,000	7,170,800
Timken Co.	121,900	4,766,290
Xylem, Inc.	68,900	2,519,673
		206,903,416
Professional Services - 0.0%
Dun & Bradstreet Corp.	19,600	2,507,428
Manpower, Inc.	29,700	2,514,105
		5,021,533
Road & Rail - 0.6%
AMERCO	6,500	2,138,500
CSX Corp.	1,453,269	49,527,408
Common Stocks - continued
	Shares	Value
INDUSTRIALS - continued
Road & Rail - continued
Norfolk Southern Corp.	156,600	$ 14,407,200
Ryder System, Inc.	20,200	1,851,330
Union Pacific Corp.	87,500	8,829,625
		76,754,063
Trading Companies & Distributors - 0.2%
Aircastle Ltd.	570,900	13,850,034
TAL International Group, Inc.	236,100	8,568,069
		22,418,103
TOTAL INDUSTRIALS		1,108,397,025
INFORMATION TECHNOLOGY - 12.4%
Communications Equipment - 1.9%
Brocade Communications Systems, Inc.	2,839,292	35,107,846
Cisco Systems, Inc.	5,159,216	151,216,621
Harris Corp.	490,825	38,883,157
Juniper Networks, Inc.	154,400	4,292,320
QUALCOMM, Inc.	326,300	22,736,584
		252,236,528
Electronic Equipment & Components - 1.2%
Arrow Electronics, Inc. (a)	50,300	3,057,737
Avnet, Inc.	108,700	4,783,887
Corning, Inc.	1,819,131	38,056,221
Flextronics International Ltd. (a)	1,302,700	15,827,805
Jabil Circuit, Inc.	8,500	208,845
TE Connectivity Ltd.	1,081,238	74,605,422
Tech Data Corp. (a)	166,200	10,490,544
Vishay Intertechnology, Inc.	590,800	7,692,216
		154,722,677
Internet Software & Services - 0.1%
eBay, Inc. (a)	310,000	19,021,600
IT Services - 0.7%
Accenture PLC Class A	226,600	21,762,664
Amdocs Ltd.	363,200	19,921,520
Computer Sciences Corp.	74,200	5,090,120
CSG Systems International, Inc.	185,800	5,795,102
Teradata Corp. (a)	56,200	2,188,428
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - continued
IT Services - continued
The Western Union Co.	197,800	$ 4,341,710
Xerox Corp.	2,433,300	27,788,286
		86,887,830
Semiconductors & Semiconductor Equipment - 1.3%
Intel Corp.	3,564,600	122,836,116
Lam Research Corp.	60,400	4,967,900
NVIDIA Corp.	290,500	6,428,765
NXP Semiconductors NV (a)	102,303	11,483,512
ON Semiconductor Corp. (a)	499,834	6,627,799
Texas Instruments, Inc.	283,000	15,825,360
Xilinx, Inc.	99,200	4,704,064
		172,873,516
Software - 3.0%
Activision Blizzard, Inc.	552,369	13,952,841
Adobe Systems, Inc. (a)	247,000	19,535,230
CA Technologies, Inc.	168,000	5,115,600
Microsoft Corp.	4,657,038	218,228,801
Oracle Corp.	3,092,539	134,494,521
Symantec Corp.	151,400	3,728,225
		395,055,218
Technology Hardware, Storage & Peripherals - 4.2%
Apple, Inc.	2,173,083	283,109,253
EMC Corp.	3,252,952	85,682,756
Hewlett-Packard Co.	2,660,487	88,860,266
NetApp, Inc.	457,300	15,273,820
Seagate Technology LLC	612,784	34,095,302
Western Digital Corp.	582,525	56,714,634
		563,736,031
TOTAL INFORMATION TECHNOLOGY		1,644,533,400
MATERIALS - 3.1%
Chemicals - 1.9%
Cabot Corp.	272,700	11,308,869
Celanese Corp. Class A	338,100	23,278,185
CF Industries Holdings, Inc.	129,900	41,032,812
E.I. du Pont de Nemours & Co.	382,300	27,147,123
Eastman Chemical Co.	350,471	26,905,659
Ecolab, Inc.	103,000	11,808,950
Common Stocks - continued
	Shares	Value
MATERIALS - continued
Chemicals - continued
Huntsman Corp.	1,102,035	$ 24,729,665
LyondellBasell Industries NV Class A	281,900	28,500,090
Stepan Co.	142,400	7,327,904
The Dow Chemical Co.	765,200	39,843,964
The Mosaic Co.	132,300	6,065,955
Valspar Corp.	30,800	2,570,568
		250,519,744
Construction Materials - 0.1%
Martin Marietta Materials, Inc.	121,000	18,030,210
Containers & Packaging - 0.6%
Avery Dennison Corp.	175,958	10,893,560
Ball Corp.	50,300	3,570,797
Bemis Co., Inc.	51,800	2,379,692
Crown Holdings, Inc. (a)	258,689	14,302,915
MeadWestvaco Corp.	228,903	11,568,758
Packaging Corp. of America	37,300	2,580,414
Rock-Tenn Co. Class A	444,200	28,935,188
Sonoco Products Co.	45,700	2,057,414
		76,288,738
Metals & Mining - 0.2%
Barrick Gold Corp.	463,490	5,486,147
Freeport-McMoRan, Inc.	391,500	7,692,975
Newmont Mining Corp.	50,000	1,362,000
Nucor Corp.	121,100	5,728,030
Steel Dynamics, Inc.	496,400	10,826,484
		31,095,636
Paper & Forest Products - 0.3%
Domtar Corp.	211,100	9,123,742
International Paper Co.	359,898	18,653,513
Schweitzer-Mauduit International, Inc.	199,000	8,031,640
		35,808,895
TOTAL MATERIALS		411,743,223
TELECOMMUNICATION SERVICES - 1.0%
Diversified Telecommunication Services - 1.0%
AT&T, Inc.	1,973,600	68,168,144
Common Stocks - continued
	Shares	Value
TELECOMMUNICATION SERVICES - continued
Diversified Telecommunication Services - continued
CenturyLink, Inc.	192,000	$ 6,382,080
Verizon Communications, Inc.	1,300,370	64,290,293
		138,840,517
UTILITIES - 2.5%
Electric Utilities - 1.6%
American Electric Power Co., Inc.	943,700	53,120,873
Duke Energy Corp.	268,400	20,325,932
Edison International	123,600	7,516,116
Entergy Corp.	414,600	31,704,462
Eversource Energy	135,600	6,678,300
Exelon Corp.	1,328,600	44,946,538
FirstEnergy Corp.	624,700	22,289,296
Great Plains Energy, Inc.	51,100	1,332,177
ITC Holdings Corp.	490,000	17,292,100
OGE Energy Corp.	49,900	1,571,850
Pinnacle West Capital Corp.	41,900	2,552,548
		209,330,192
Gas Utilities - 0.1%
National Fuel Gas Co.	243,000	15,612,750
UGI Corp.	65,500	2,449,700
		18,062,450
Independent Power and Renewable Electricity Producers - 0.3%
The AES Corp.	2,500,059	34,000,802
Multi-Utilities - 0.5%
Ameren Corp.	121,800	4,900,014
Consolidated Edison, Inc.	111,100	6,870,424
DTE Energy Co.	60,100	4,761,723
Public Service Enterprise Group, Inc.	920,100	39,223,863
SCANA Corp.	257,700	13,699,332
		69,455,356
Water Utilities - 0.0%
American Water Works Co., Inc.	73,800	3,901,806
TOTAL UTILITIES		334,750,606
TOTAL COMMON STOCKS (Cost $7,519,956,899)		10,276,444,020
Equity Funds - 19.6%
	Shares	Value
Large Value Funds - 15.6%
Invesco Diversified Dividend Fund - Class A	30,588,504	$ 575,675,636
JPMorgan Value Advantage Fund Select Class	48,999,623	1,491,548,514
TOTAL LARGE VALUE FUNDS		2,067,224,150
Mid-Cap Value Funds - 4.0%
Fidelity Low-Priced Stock Fund (c)	10,096,604	532,999,732
TOTAL EQUITY FUNDS (Cost $1,998,442,474)		2,600,223,882
U.S. Treasury Obligations - 0.1%
	Principal Amount
U.S. Treasury Bills, yield at date of purchase 0% to 0.05% 6/4/15 to 8/27/15 (d) (Cost $6,389,817)	$ 6,390,000	6,389,960
Money Market Funds - 2.6%
	Shares Shares
SSgA U.S. Treasury Money Market Fund, 0% (b) (Cost $348,538,340)	348,538,340	348,538,340
TOTAL INVESTMENT PORTFOLIO - 99.7% (Cost $9,873,327,530)		13,231,596,202
NET OTHER ASSETS (LIABILITIES) - 0.3%		38,418,770
NET ASSETS - 100%		$ 13,270,014,972
Futures Contracts
	Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation/ (Depreciation)
Purchased
Equity Index Contracts
2,289 ICE Russell 1000 Value Index Contracts (United States)	June 2015	$ 236,293,470	$ 3,641,206

The face value of futures purchased as a percentage of net assets is 1.8%
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end.
(c) Affiliated Fund
(d) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $6,389,960.
Affiliated Underlying Funds
Information regarding the Fund's fiscal year to date purchases and sales of the affiliated Underlying Funds and income earned by the Fund from investments in affiliated Underlying Funds is as follows:
Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Fidelity Low-Priced Stock Fund	$ 481,670,944	$ 28,408,504	$ -	$ 5,024,949	$ 532,999,732
Other Information

The following is a summary of the inputs used, as of May 31, 2015, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 921,690,640	$ 921,690,640	$ -	$ -
Consumer Staples	604,848,167	604,848,167	-	-
Energy	856,518,254	856,518,254	-	-
Financials	2,743,603,347	2,743,603,347	-	-
Health Care	1,511,518,841	1,511,518,841	-	-
Industrials	1,108,397,025	1,108,397,025	-	-
Information Technology	1,644,533,400	1,644,533,400	-	-
Materials	411,743,223	411,743,223	-	-
Telecommunication Services	138,840,517	138,840,517	-	-
Utilities	334,750,606	334,750,606	-	-
Equity Funds	2,600,223,882	2,600,223,882	-	-
U.S. Treasury Obligations	6,389,960	-	6,389,960	-
Money Market Funds	348,538,340	348,538,340	-	-
Total Investments in Securities:	$ 13,231,596,202	$ 13,225,206,242	$ 6,389,960	$ -
Derivative Instruments:
Assets
Futures Contracts	$ 3,641,206	$ 3,641,206	$ -	$ -
Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of May 31, 2015. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Equity Risk
Futures Contracts (a)	$ 3,641,206	$ -
Total Value of Derivatives	$ 3,641,206	$ -

(a) Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. Only the period end receivable or payable for daily variation margin and net unrealized appreciation (depreciation) are presented in the Statement of Assets and Liabilities.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	May 31, 2015

Assets
Investment in securities, at value - See accompanying schedule: Unaffiliated issuers (cost $9,465,201,212)	$ 12,698,596,470
Affiliated issuers (cost $408,126,318)	532,999,732
Total Investments (cost $9,873,327,530)		$ 13,231,596,202
Receivable for investments sold		23,806,427
Receivable for fund shares sold		9,827,145
Dividends receivable		28,351,668
Prepaid expenses		64,862
Other receivables		70,920
Total assets		13,293,717,224

Liabilities
Payable for investments purchased	$ 13,371,955
Payable for fund shares redeemed	5,758,214
Accrued management fee	1,996,806
Transfer agent fee payable	1,340,761
Payable for daily variation margin for derivative instruments	915,600
Other affiliated payables	118,262
Other payables and accrued expenses	200,654
Total liabilities		23,702,252

Net Assets		$ 13,270,014,972
Net Assets consist of:
Paid in capital		$ 9,547,938,241
Undistributed net investment income		77,564,417
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		282,601,962
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		3,361,910,352
Net Assets, for 689,157,369 shares outstanding		$ 13,270,014,972
Net Asset Value, offering price and redemption price per share ($13,270,014,972 ÷ 689,157,369 shares)		$ 19.26

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended May 31, 2015

Investment Income
Dividends: Unaffiliated issuers		$ 247,464,113
Affiliated issuers		5,024,949
Interest		1,240
Total income		252,490,302

Expenses
Management fee	$ 55,532,567
Transfer agent fees	15,303,547
Accounting fees and expenses	1,410,661
Custodian fees and expenses	122,415
Independent trustees' compensation	145,894
Registration fees	293,557
Audit	89,404
Legal	83,663
Miscellaneous	124,085
Total expenses before reductions	73,105,793
Expense reductions	(32,598,886)	40,506,907
Net investment income (loss)		211,983,395
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	858,427,253
Foreign currency transactions	(8,049)
Futures contracts	16,737,064
Realized gain distributions from underlying funds:
Unaffiliated issuers	70,177,857
Affiliated issuers	23,383,555
Total net realized gain (loss)		968,717,680
Change in net unrealized appreciation (depreciation) on: Investment securities	71,431,505
Assets and liabilities in foreign currencies	(3,746)
Futures contracts	(15,483,620)
Total change in net unrealized appreciation (depreciation)		55,944,139
Net gain (loss)		1,024,661,819
Net increase (decrease) in net assets resulting from operations		$ 1,236,645,214

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended May 31, 2015	Year ended May 31, 2014
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 211,983,395	$ 160,080,025
Net realized gain (loss)	968,717,680	716,860,661
Change in net unrealized appreciation (depreciation)	55,944,139	1,159,832,407
Net increase (decrease) in net assets resulting from operations	1,236,645,214	2,036,773,093
Distributions to shareholders from net investment income	(175,885,953)	(146,294,843)
Distributions to shareholders from net realized gain	(999,708,086)	(479,872,637)
Total distributions	(1,175,594,039)	(626,167,480)
Share transactions Proceeds from sales of shares	2,490,549,700	2,921,359,358
Reinvestment of distributions	1,172,447,481	624,884,255
Cost of shares redeemed	(3,303,562,294)	(1,634,361,445)
Net increase (decrease) in net assets resulting from share transactions	359,434,887	1,911,882,168
Total increase (decrease) in net assets	420,486,062	3,322,487,781

Net Assets
Beginning of period	12,849,528,910	9,527,041,129
End of period (including undistributed net investment income of $77,564,417 and undistributed net investment income of $62,425,082, respectively)	$ 13,270,014,972	$ 12,849,528,910
Other Information Shares
Sold	130,986,693	163,926,928
Issued in reinvestment of distributions	61,626,523	35,780,475
Redeemed	(174,656,082)	(91,700,223)
Net increase (decrease)	17,957,134	108,007,180

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights

Years ended May 31,	2015	2014	2013	2012	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 19.14	$ 16.92	$ 13.54	$ 14.56	$ 12.10
Income from Investment Operations
Net investment income (loss) B	.31	.26	.29	.24	.20
Net realized and unrealized gain (loss)	1.59	3.02	3.73	(.82)	2.47
Total from investment operations	1.90	3.28	4.02	(.58)	2.67
Distributions from net investment income	(.27)	(.25)	(.26)	(.21)	(.16)
Distributions from net realized gain	(1.51)	(.81)	(.38)	(.22)	(.05)
Total distributions	(1.78)	(1.06)	(.64)	(.44) E	(.21)
Net asset value, end of period	$ 19.26	$ 19.14	$ 16.92	$ 13.54	$ 14.56
Total ReturnA	10.23%	20.07%	30.65%	(4.04)%	22.29%
Ratios to Average Net Assets C
Expenses before reductions	.56%	.56%	.58%	.60%	.61%
Expenses net of fee waivers, if any	.31%	.31%	.33%	.35%	.35%
Expenses net of all reductions	.31%	.31%	.33%	.35%	.35%
Net investment income (loss)	1.63%	1.45%	1.90%	1.81%	1.48%
Supplemental Data
Net assets, end of period (000 omitted)	$ 13,270,015	$ 12,849,529	$ 9,527,041	$ 6,964,262	$ 7,343,388
Portfolio turnover rateD	31%	42%	48%	32%	49%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund. Fees and expenses of the Underlying Funds are not included in the Fund's annualized ratios. The Fund indirectly bears its proportionate share of the expenses of the Underlying Funds.

D Amount does not include the portfolio activity of any Underlying Funds.

E Total distributions of $.44 per share is comprised of distributions from net investment income of $.212 and distributions from net realized gain of $.223 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended May 31, 2015

1. Organization.

Strategic Advisers Value Fund (the Fund) is a fund of Fidelity Rutland Square Trust II (the Trust), and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust. The Fund is offered exclusively to clients of Strategic Advisers, Inc. (Strategic Advisers), an affiliate of Fidelity Management & Research Company (FMR).

2. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Strategic Advisers Fair Value Committee (the Committee). In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

Annual Report

2. Significant Accounting Policies - continued

Investment Valuation - continued

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. U.S. government and government agency obligations are valued by pricing vendors who utilize matrix pricing which considers prepayment speed assumptions, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Annual Report

Notes to Financial Statements - continued

2. Significant Accounting Policies - continued

Investment Valuation - continued

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy. If an unaffiliated open-end mutual fund's NAV is unavailable, shares of that fund may be valued by another method that the Board believes reflects fair value in accordance with the Board's fair value pricing policies and is categorized as Level 2 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of May 31, 2015 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Underlying Funds, if any, are recorded on the ex-dividend date.

Annual Report

2. Significant Accounting Policies - continued

Investment Transactions and Income - continued

Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Strategic Advisers funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of May 31, 2015, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Annual Report

Notes to Financial Statements - continued

2. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to the short-term gain distributions from the Underlying Funds, futures contracts, foreign currency transactions, passive foreign investment companies (PFIC), deferred trustees compensation and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 3,484,851,358
Gross unrealized depreciation	(142,371,430)
Net unrealized appreciation (depreciation) on securities	$ 3,342,479,928

Tax Cost	$ 9,889,116,274

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 77,635,338
Undistributed long-term capital gain	$ 302,031,911
Net unrealized appreciation (depreciation) on securities and other investments	$ 3,342,480,402

The tax character of distributions paid was as follows:

	May 31, 2015	May 31, 2014
Ordinary Income	$ 256,823,498	$ 254,071,201
Long-term Capital Gains	918,770,541	372,096,279
Total	$ 1,175,594,039	$ 626,167,480

New Accounting Pronouncement. In June 2014, the Financial Accounting Standards Board issued Accounting Standard Update No. 2014-11, Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures (the Update). The Update amends the accounting for certain repurchase agreements and expands disclosure requirements for reverse repurchase agreements, securities lending and other similar transactions. The disclosure requirements are effective for annual and interim reporting periods beginning after December 15, 2014. Management is currently evaluating the impact of the Update on the Fund's financial statements and related disclosures.

Annual Report

3. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk

Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Annual Report

Notes to Financial Statements - continued

3. Derivative Instruments - continued

Futures Contracts - continued

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin for derivative instruments in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts." The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end and is representative of volume of activity during the period. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments.

During the period the Fund recognized net realized gain (loss) of $16,737,064 and a change in net unrealized appreciation (depreciation) of $(15,483,620) related to its investment in futures contracts. These amounts are included in the Statement of Operations.

4. Purchases and Sales of Investments.

Purchases and sales of securities (including the Underlying Fund shares), other than short-term securities, aggregated $3,894,201,400 and $4,058,614,909, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Strategic Advisers (the investment adviser) provides the Fund with investment management related services. For these services, the Fund pays a monthly management fee to the investment adviser. The management fee is calculated by adding the annual management fee rate of.25% of the Fund's average net assets throughout the month payable to the investment adviser to the aggregate of the fee rates, payable monthly, to the Fund's sub-advisers. The Fund's maximum aggregate management fee will not exceed .70% of the Fund's average net assets. For the reporting period, the total annual management fee rate was .43% of the Fund's average net assets.

During the period, the investment adviser waived its management fee as described in the Expense Reductions note.

Annual Report

5. Fees and Other Transactions with Affiliates - continued

Sub-Advisers. Aristotle Capital Management, LLC, Brandywine Global Investment Management, LLC, Cohen & Steers Capital Management Inc. (through July 18, 2014), LSV Asset Management and Robeco Investment Management, Inc. (d/b/a Boston Partners) each served as a sub-adviser for the Fund during the period. Sub-advisers provide discretionary investment advisory services for their allocated portion of the Fund's assets and are paid by the investment adviser and not the Fund for providing these services.

Pyramis Global Advisors, LLC (Pyramis), an affiliate of the investment adviser, has been retained to serve as a sub-adviser for the Fund. As of the date of the report, however, Pyramis has not been allocated any portion of the Fund's assets. Pyramis in the future may provide discretionary investment advisory services for an allocated portion of the Fund's assets and will be paid by the investment adviser for providing these services.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of the investment adviser, is the Fund's transfer, dividend disbursing and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. The Fund does not directly pay transfer agent fees with respect to the portion of its assets invested in Underlying Funds. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .12% of average net assets.

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The fee is based on the level of average net assets for each month.

Other. During the period, the investment adviser reimbursed the Fund for certain losses in the amount of $43,104.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $18,393 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

Annual Report

Notes to Financial Statements - continued

7. Expense Reductions.

The investment adviser has contractually agreed to waive the Fund's management fee in an amount equal to .25% of the Fund's average net assets until September 30, 2017. During the period, this waiver reduced the Fund's management fee by $ 32,598,845.

In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's expenses by $41.

8. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Rutland Square Trust II and the Shareholders of Strategic Advisers Value Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Strategic Advisers Value Fund (a fund of Fidelity Rutland Square Trust II) at May 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Strategic Advisers Value Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 2015 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

July 20, 2015

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. If the interests of the fund and an underlying Fidelity fund were to diverge, a conflict of interest could arise and affect how the Trustees and Member of the Advisory Board fulfill their fiduciary duties to the affected funds. Strategic Advisers has structured the fund to avoid these potential conflicts, although there may be situations where a conflict of interest is unavoidable. In such instances, Strategic Advisers, the Trustees, and Member of the Advisory Board would take reasonable steps to minimize and, if possible, eliminate the conflict. Each of the Trustees oversees 18 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. The officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee may also engage professional search firms to help identify potential Independent Trustee candidates with experience, qualifications, attributes, and skills consistent with the Statement of Policy. Additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, may be considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

Annual Report

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Roger T. Servison is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ralph F. Cox serves as the lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees asset allocation funds. Other boards oversee Fidelity's investment-grade bond, money market, and asset allocation funds and Fidelity's equity and high income funds. The fund may invest in Fidelity funds overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues.

The Trustees primarily operate as a full Board, but also operate in committees, to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board has charged Strategic Advisers and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through Strategic Advisers, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. Board oversight of different aspects of the fund's activities is exercised primarily through the full Board, but also through the Audit and Compliance Committee. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate. The responsibilities of each committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

Trustees and Officers - continued

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-3455.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Roger T. Servison (1945)
Year of Election or Appointment: 2006 Trustee Chairman of the Board of Trustees

Mr. Servison also serves as Trustee of other funds. Mr. Servison serves as President of Strategic New Business Development for Fidelity Investments and serves as a Director of Strategic Advisers (investment adviser firm). Previously, Mr. Servison oversaw Fidelity Investments Life Insurance Company (2005-2006) and Strategic Advisers (2005-2007). Mr. Servison also served as President and a Director of Fidelity Brokerage Services (Japan), LLC (1994-2004).

Derek L. Young (1964)
Year of Election or Appointment: 2012 Trustee

Mr. Young also serves as Trustee or an officer of other funds. He is President and a Director of Strategic Advisers, Inc. (investment adviser firm, 2011-present), President of Fidelity Global Asset Allocation (GAA) (2011-present), and Vice Chairman of Pyramis Global Advisors, LLC (investment adviser firm, 2011-present). Previously, Mr. Young served as Chief Investment Officer of GAA (2009-2011) and as a portfolio manager.

Annual Report

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with Strategic Advisers.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Peter C. Aldrich (1944)
Year of Election or Appointment: 2006 Trustee

Mr. Aldrich also serves as Trustee of other funds. Mr. Aldrich is a Director of the National Bureau of Economic Research and a Director of the funds of BlackRock Realty Group (2006-present). Previously, Mr. Aldrich served as a Trustee for the Fidelity Rutland Square Trust (2005-2010), a Managing Member of Poseidon, LLC (foreign private investment, 1998-2004), and Chairman and Managing Member of AEGIS, LLC (foreign private investment, 1997-2004). Mr. Aldrich also served as Faculty Chairman of The Research Council on Global Investment of The Conference Board (business and professional education non-profit, 1999-2004). Mr. Aldrich is a Member of the Boards of Trustees of the Museum of Fine Arts Boston and Massachusetts Eye and Ear Infirmary and an Overseer of the Longy School of Music.

Amy Butte Liebowitz (1968)
Year of Election or Appointment: 2011 Trustee

Ms. Butte Liebowitz also serves as Trustee of other funds. Ms. Butte Liebowitz was the founder and Chief Executive Officer of TILE Financial (financial internet service, 2008-2012). Previously, Ms. Butte Liebowitz served as the Chief Financial Officer and member of the Board of Directors of MF Global (broker-dealer, 2006-2008), and Chief Financial Officer and Executive Vice President of the New York Stock Exchange (2004-2006). Ms. Butte Liebowitz is a member of the Boards of Directors of Accion International and the New York Women's Forum, as well as an alumna of the World Economic Forum's Young Global Leader program.

Ralph F. Cox (1932)
Year of Election or Appointment: 2006 Trustee

Mr. Cox also serves as Trustee of other funds. Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Mr. Cox is a Director of Abraxas Petroleum (exploration and production). Mr. Cox is a member of the Advisory Boards of the Business and Engineering Schools of Texas A&M University and the Engineering School of University of Texas at Austin. Previously, Mr. Cox served as a Trustee for the Fidelity Rutland Square Trust (2005-2010) and as an Advisory Director of CH2M Hill Companies (engineering, 1981-2011). Mr. Ralph F. Cox and Mr. Howard E. Cox, Jr. are not related.

Mary C. Farrell (1949)
Year of Election or Appointment: 2013 Trustee

Ms. Farrell also serves as Trustee or Member of the Advisory Board of other funds. Ms. Farrell is a Director of the W.R. Berkley Corporation (insurance provider) and President (2009-present) and Director (2006-present) of the Howard Gilman Foundation (charitable organization). Previously, Ms. Farrell was Managing Director and Chief Investment Strategist at UBS Wealth Management USA and Co-Head of UBS Wealth Management Investment Strategy & Research Group (2003-2005). Ms. Farrell also served as Investment Strategist at PaineWebber (1982-2000) and UBS PaineWebber (2000-2002). Ms. Farrell also serves as Trustee on the Board of Overseers of the New York University Stern School of Business, and as Chairman of the Board of Trustees of Yale-New Haven Hospital.

Karen Kaplan (1960)
Year of Election or Appointment: 2006 Trustee

Ms. Kaplan also serves as Trustee of other funds. Ms. Kaplan is Chief Executive Officer (2013-present) and President (2007-present) of Hill Holliday (advertising and specialized marketing). Ms. Kaplan is a Director of Vera Bradley (2012-present), Member of the Board of Governors of the Chief Executives' Club of Boston (2010-present), Chairman (2012-2014) and Member (2006-present) of the Executive Committee of the Greater Boston Chamber of Commerce, Member of the Board of Directors of Jobs for Massachusetts (2012-present), Member of the National Association of Corporate Directors Chapter (2012-present), and Member of the Board of Directors of the Post Office Square Trust (2012-present). She is also a member of the Clinton Global Initiative, an action oriented community of the most effective CEOs, heads of state, Nobel Prize winners, and non-governmental leaders in the world. Previously, Ms. Kaplan served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010), Director of DSM (dba Dental and DentaQuest) (2004-2014), Member of the Board of Directors of the Massachusetts Conference for Women (2008-2014), President of the Massachusetts Women's Forum (2008-2010), Treasurer of the Massachusetts Women's Forum (2002-2006), Vice Chair of the Board of the Massachusetts Society for the Prevention of Cruelty to Children (2003-2010), Director of United Way of Massachusetts Bay (2004-2006), Director of ADVO (direct mail marketing, 2003-2007), and Director of Tweeter Home Entertainment Group (2006-2007).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Trustees and Officers - continued

Advisory Board Member and Officers:

Correspondence intended for each officer and Howard E. Cox, Jr. may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation
Howard E. Cox, Jr. (1944)
Year of Election or Appointment: 2009 Member of the Advisory Board

Mr. Cox also serves as Member of the Advisory Board of other funds. Mr. Cox is a Member of the Advisory Board of Devonshire Investors (2009-present). Mr. Cox serves as an Advisory Partner of Greylock (venture capital) and a Director of Stryker Corporation (medical products and services). Previously, Mr. Cox served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010) and a Member of the Secretary of Defense's Business Board of Directors (2008-2010). Mr. Howard E. Cox, Jr. and Mr. Ralph F. Cox are not related.

Elizabeth Paige Baumann (1968)
Year of Election or Appointment: 2012 Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (diversified financial services company, 2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Brian Blackburn (1975)
Year of Election or Appointment: 2014 Assistant Secretary
Mr. Blackburn also serves as an officer of other funds. Mr. Blackburn serves as Vice President & Associate General Counsel (2013-present) and is an employee of Fidelity Investments (2007-present).
Jonathan Davis (1968)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)
Year of Election or Appointment: 2011 Vice President and Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)
Year of Election or Appointment: 2012 Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John Hitt (1967)
Year of Election or Appointment: 2014 Secretary and Chief Legal Officer

Mr. Hitt also serves as an officer of other funds. Mr. Hitt serves as Senior Vice President and Deputy General Counsel in Fidelity's Asset Management Group (2010-present) and is an employee of Fidelity Investments.

Kenneth B. Robins (1969)
Year of Election or Appointment: 2010 President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Nicholas E. Steck (1964)
Year of Election or Appointment: 2009 Chief Financial Officer

Mr. Steck also serves as Chief Financial Officer of other funds. Mr. Steck serves as Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2008-present) and is an employee of Fidelity Investments. During the period 2002 to 2009, Mr. Steck served as a Compliance Officer of FMR (investment adviser firm), Fidelity Investments Money Management, Inc. (investment adviser firm), FMR LLC (diversified financial management company), Fidelity Research & Analysis (U.K.) Inc. (investment adviser firm), Fidelity Management & Research (Hong Kong) Limited (investment adviser firm), and Fidelity Management & Research (Japan) Inc. (investment adviser firm).

Bruce Treff (1966)
Year of Election or Appointment: 2013 Chief Compliance Officer

Mr. Treff also serves as Compliance Officer of other funds. Mr. Treff serves as Senior Vice President of Asset Management Compliance (2013-present). Prior to joining Fidelity Investments, Mr. Treff served as Managing Director of Citibank, N.A. (2005-2013).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Strategic Advisers Value Fund voted to pay on July 13, 2015, to shareholders of record at the opening of business on July 10, 2015, a distribution of $0.443 per share derived from capital gains realized from sales of portfolio securities and a dividend of $0.114 per share from net investment income.

The fund hereby designates as a capital gain dividend with respect to the taxable year ended May 31, 2015, $891,423,276, or, if subsequently determined to be different, the net capital gain of such year.

The fund designates 66% and 100% of the dividends distributed in July and December, respectively during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

The fund designates 73% and 100% of the dividends distributed in July and December, respectively during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2016 of amounts for use in preparing 2015 income tax returns.

Annual Report

Investment Adviser

Strategic Advisers, Inc.
Boston, MA

Investment Sub-Advisers

Aristotle Capital Management, LLC

Brandywine Global Investment
Management, LLC

LSV Asset Management

Pyramis Global Advisors, LLC

Robeco Investment Management, Inc.
(d/b/a Boston Partners)

General Distributor

Fidelity Distributors Corporation
Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

State Street Bank and Trust Company
Quincy, MA

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
245 Summer St., Boston, MA 02210
www.fidelity.com

SUF-UANN-0715
1.922640.105

Strategic Advisers®
Value Multi-Manager Fund

Annual Report

May 31, 2015

(Fidelity Cover Art)

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)

To view a fund's proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-835-5095 (plan accounts) or 1-800-544-3455 (all other accounts) to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2015 FMR LLC. All rights reserved.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended May 31, 2015	Past 1 year	Life of fund A
Strategic Advisers® Value Multi-Manager Fund	9.78%	18.40%

A From November 16, 2011.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Strategic Advisers® Value Multi-Manager Fund, a class of the fund, on November 16, 2011, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the Russell 1000® Value Index performed over the same period.
Annual Report

Management's Discussion of Fund Performance

Market Recap: The U.S. equity market hit fresh new highs in extending its bull run during the 12 months ending May 31, 2015, as stocks continued to hold appeal over bonds amid a supportive cyclical backdrop and low, but rising market interest rates. The S&P 500® Index returned 11.81%, continuing its climb despite pockets of higher volatility along the way. Growth stocks broadly outperformed value-oriented names on prospects for accelerated U.S. economic growth. Accordingly, the tech-stock-heavy and growth-oriented Nasdaq Composite Index® rose 20.89%. The Russell 2000® Index advanced 11.32%, as small-caps rallied in the latter half of the period, partly due to their lower exposure to global-growth headwinds and the stronger dollar. Sector performance was broadly positive but varied greatly, as the effects on profitability from lower oil prices and a stronger greenback helped disperse returns across and within sectors. Within the broad S&P 500®, health care (+27%) led the way, lifted by strong product innovation and merger-and-acquisition activity. Information technology (+19%) and consumer discretionary (+18%) also had a strong year. On the other end of the spectrum, energy (-15%) was the sole sector to lose ground, reflecting a sharp drop in crude oil prices beginning in mid-2014, due to weaker global demand and a U.S. supply boom.

Comments from Portfolio Manager John Stone: For the year, the Fund's share classes outpaced the 9.03% gain of the Russell 1000® Value Index. (For specific class-level results, please see the Performance section of this report.) The Fund's outperformance of the benchmark was primarily the result of beneficial overall sector positioning and strong stock selection by several underlying managers. Managers that contributed the most to relative performance were sub-advisers LSV Asset Management and Brandywine Global Investment Management. LSV's valuation emphasis and tilt toward mid-cap stocks helped it outpace the benchmark, as did picks in consumer staples, industrials and health care. Brandywine, meanwhile, benefited from overweighting information technology, which included a meaningful out-of-benchmark stake in strong-performing Apple. Elsewhere, sub-adviser Robeco Investment Management (doing business as Boston Partners) also contributed, led by favorable positioning in technology, an overweighting in consumer discretionary and stock choices in consumer staples and health care. On the downside, sub-adviser Cohen & Steers Capital Management was the only detractor among the Fund's managers and its negative impact was minimal. During the period, we reallocated all assets away from Cohen & Steers and redeployed them into Brandywine and LSV.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (December 1, 2014 to May 31, 2015).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition to the direct expenses incurred by the Fund presented in the table, as a shareholder of the underlying mutual funds (the Underlying Funds), the Fund also indirectly bears its proportionate share of the expenses of the Underlying Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition to the direct expenses incurred by the Fund presented in the table, as a shareholder of the Underlying Funds, the Fund also indirectly bears its proportionate share of the expenses of the Underlying Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Annual Report

Shareholder Expense Example - continued

	Annualized Expense RatioB	Beginning Account Value December 1, 2014	Ending Account Value May 31, 2015	Expenses Paid During Period* December 1, 2014 to May 31, 2015
Value Multi-Manager	.97%
Actual		$ 1,000.00	$ 1,030.00	$ 4.91
HypotheticalA		$ 1,000.00	$ 1,020.09	$ 4.89
Class F	.87%
Actual		$ 1,000.00	$ 1,030.60	$ 4.40
HypotheticalA		$ 1,000.00	$ 1,020.59	$ 4.38
Class L	.97%
Actual		$ 1,000.00	$ 1,030.70	$ 4.91
HypotheticalA		$ 1,000.00	$ 1,020.09	$ 4.89
Class N	1.22%
Actual		$ 1,000.00	$ 1,029.20	$ 6.17
HypotheticalA		$ 1,000.00	$ 1,018.85	$ 6.14

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). The fees and expenses of the Underlying Funds in which the Fund invests are not included in each class annualized expense ratio.

Annual Report

Investment Changes (Unaudited)

The information in the following tables is based on the direct investments of the Fund.
Top Ten Holdings as of May 31, 2015
(excluding cash equivalents)	% of fund's net assets	% of fund's net assets 6 months ago
JPMorgan Chase & Co.	3.0	2.8
Wells Fargo & Co.	2.4	2.9
Apple, Inc.	2.4	2.5
Pfizer, Inc.	2.1	1.5
Microsoft Corp.	2.0	2.0
Johnson & Johnson	1.6	1.2
Citigroup, Inc.	1.5	1.6
Cisco Systems, Inc.	1.5	1.4
Bank of America Corp.	1.5	1.3
Exxon Mobil Corp.	1.4	2.0
	19.4
Top Five Market Sectors as of May 31, 2015
(Stocks Only)	% of fund's net assets	% of fund's net assets 6 months ago
Financials	24.3	24.3
Information Technology	15.3	15.6
Health Care	14.2	12.3
Industrials	9.4	8.8
Consumer Discretionary	8.5	8.9
Asset Allocation (% of fund's net assets)
As of May 31, 2015	As of November 30, 2014
Common Stocks 91.8%	Common Stocks 93.3%
Short-Term Investments and Net Other Assets (Liabilities) 8.2%	Short-Term Investments and Net Other Assets (Liabilities) 6.7%

Asset allocations of equity funds in the pie charts reflect the categorizations of assets as defined by Morningstar as of the reporting dates indicated above.

Annual Report

Investments May 31, 2015

Showing Percentage of Net Assets

Common Stocks - 91.8%
	Shares	Value
CONSUMER DISCRETIONARY - 8.5%
Auto Components - 0.9%
Autoliv, Inc.	300	$ 37,831
BorgWarner, Inc.	30	1,805
Johnson Controls, Inc.	520	27,050
Lear Corp.	915	106,158
		172,844
Automobiles - 0.6%
Ford Motor Co.	5,200	78,884
General Motors Co.	1,050	37,769
Harley-Davidson, Inc.	80	4,279
		120,932
Diversified Consumer Services - 0.0%
Apollo Education Group, Inc. Class A (non-vtg.) (a)	204	3,382
Hotels, Restaurants & Leisure - 0.6%
Brinker International, Inc.	400	22,072
Carnival Corp. unit	340	15,752
Hyatt Hotels Corp. Class A (a)	30	1,724
McDonald's Corp.	550	52,762
Royal Caribbean Cruises Ltd.	130	9,877
Six Flags Entertainment Corp.	467	22,818
Wyndham Worldwide Corp.	50	4,246
		129,251
Household Durables - 0.7%
Lennar Corp. Class A	1,343	62,624
Newell Rubbermaid, Inc.	220	8,697
PulteGroup, Inc.	210	4,028
Toll Brothers, Inc. (a)	100	3,617
Whirlpool Corp.	340	62,645
		141,611
Media - 3.7%
CBS Corp. Class B	240	14,813
Comcast Corp. Class A	581	33,965
DIRECTV (a)	1,210	110,158
Gannett Co., Inc.	1,380	49,390
Liberty Broadband Corp. Class C (a)	314	16,793
Liberty Global PLC Class C (a)	1,458	78,368
Liberty Media Corp.:
Class A (a)	215	8,238
Class C (a)	686	26,041
News Corp. Class A (a)	220	3,333
Common Stocks - continued
	Shares	Value
CONSUMER DISCRETIONARY - continued
Media - continued
Omnicom Group, Inc.	413	$ 30,781
Scripps Networks Interactive, Inc. Class A	308	20,639
Starz Series A (a)	1,300	54,548
Time Warner Cable, Inc.	400	72,356
Time Warner, Inc.	1,775	149,952
Time, Inc.	431	9,702
Viacom, Inc. Class B (non-vtg.)	900	60,192
		739,269
Multiline Retail - 1.2%
Dillard's, Inc. Class A	320	37,123
Kohl's Corp.	960	62,870
Macy's, Inc.	1,503	100,626
Nordstrom, Inc.	140	10,170
Target Corp.	400	31,728
		242,517
Specialty Retail - 0.8%
AutoNation, Inc. (a)	70	4,369
AutoZone, Inc. (a)	20	13,472
Bed Bath & Beyond, Inc. (a)	110	7,845
Dick's Sporting Goods, Inc.	10	537
Foot Locker, Inc.	80	5,056
GameStop Corp. Class A	40	1,736
Gap, Inc.	1,147	43,965
Home Depot, Inc.	771	85,905
Penske Automotive Group, Inc.	70	3,613
Staples, Inc.	160	2,634
		169,132
Textiles, Apparel & Luxury Goods - 0.0%
Coach, Inc.	160	5,659
TOTAL CONSUMER DISCRETIONARY		1,724,597
CONSUMER STAPLES - 5.3%
Beverages - 0.2%
Coca-Cola Enterprises, Inc.	200	8,846
Diageo PLC sponsored ADR	364	40,389
		49,235
Food & Staples Retailing - 2.0%
CVS Health Corp.	1,190	121,832
Common Stocks - continued
	Shares	Value
CONSUMER STAPLES - continued
Food & Staples Retailing - continued
Kroger Co.	800	$ 58,240
Wal-Mart Stores, Inc.	2,160	160,423
Walgreens Boots Alliance, Inc.	790	67,814
		408,309
Food Products - 2.3%
Archer Daniels Midland Co.	1,600	84,560
Bunge Ltd.	600	55,536
Campbell Soup Co.	180	8,701
General Mills, Inc.	480	26,952
Ingredion, Inc.	640	52,461
Kellogg Co.	200	12,554
Mondelez International, Inc.	1,090	45,333
Pilgrim's Pride Corp.	150	3,837
The Hershey Co.	350	32,501
Tyson Foods, Inc. Class A	2,428	103,069
Unilever NV (NY Reg.)	1,130	48,251
		473,755
Household Products - 0.2%
Energizer Holdings, Inc.	40	5,668
Kimberly-Clark Corp.	290	31,569
		37,237
Personal Products - 0.2%
Coty, Inc. Class A	1,390	34,653
Tobacco - 0.4%
Philip Morris International, Inc.	890	73,932
TOTAL CONSUMER STAPLES		1,077,121
ENERGY - 7.4%
Energy Equipment & Services - 0.7%
Baker Hughes, Inc.	230	14,826
Ensco PLC Class A	700	16,450
Halliburton Co.	1,576	71,550
Helmerich & Payne, Inc.	400	29,196
Noble Corp.	700	11,725
Paragon Offshore PLC	233	387
Parker Drilling Co. (a)	2,100	7,119
		151,253
Common Stocks - continued
	Shares	Value
ENERGY - continued
Oil, Gas & Consumable Fuels - 6.7%
Anadarko Petroleum Corp.	354	$ 29,598
Apache Corp.	500	29,920
Canadian Natural Resources Ltd.	1,312	40,491
Chevron Corp.	1,620	166,860
ConocoPhillips Co.	700	44,576
Devon Energy Corp.	310	20,218
Energen Corp.	381	26,365
EOG Resources, Inc.	541	47,981
EQT Corp.	179	15,228
Exxon Mobil Corp.	3,330	283,716
Hess Corp.	400	27,008
Marathon Oil Corp.	1,100	29,909
Marathon Petroleum Corp.	1,072	110,909
Murphy Oil Corp.	500	21,730
Occidental Petroleum Corp.	948	74,124
Phillips 66 Co.	2,588	204,763
Pioneer Natural Resources Co.	202	29,862
QEP Resources, Inc.	1,150	21,655
Rice Energy, Inc. (a)	304	6,667
Tesoro Corp.	50	4,425
Valero Energy Corp.	1,970	116,703
		1,352,708
TOTAL ENERGY		1,503,961
FINANCIALS - 24.3%
Banks - 11.6%
Banco Santander SA (Spain) sponsored ADR	5,314	37,729
Bank of America Corp.	18,065	298,073
BB&T Corp.	1,802	71,125
BOK Financial Corp.	146	9,443
Citigroup, Inc.	5,777	312,420
Comerica, Inc.	140	6,853
Commerce Bancshares, Inc.	75	3,346
East West Bancorp, Inc.	20	858
Fifth Third Bancorp	3,227	65,314
First Republic Bank	751	45,473
Huntington Bancshares, Inc.	3,330	37,063
JPMorgan Chase & Co.	9,083	597,480
KeyCorp	2,600	37,908
M&T Bank Corp.	320	38,682
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Banks - continued
Mitsubishi UFJ Financial Group, Inc. sponsored ADR	5,091	$ 37,521
Peoples United Financial, Inc.	180	2,801
PNC Financial Services Group, Inc.	1,210	115,785
Regions Financial Corp.	1,060	10,695
SunTrust Banks, Inc.	1,310	55,911
U.S. Bancorp	1,250	53,888
Wells Fargo & Co.	8,799	492,392
		2,330,760
Capital Markets - 2.3%
Ameriprise Financial, Inc.	540	67,279
Bank of New York Mellon Corp.	870	37,723
BlackRock, Inc. Class A	130	47,551
Eaton Vance Corp. (non-vtg.)	70	2,842
Franklin Resources, Inc.	480	24,437
Goldman Sachs Group, Inc.	500	103,095
Invesco Ltd.	340	13,542
Morgan Stanley	1,990	76,018
Northern Trust Corp.	160	11,928
State Street Corp.	940	73,254
T. Rowe Price Group, Inc.	150	12,104
		469,773
Consumer Finance - 2.5%
Ally Financial, Inc. (a)	1,434	32,509
American Express Co.	820	65,370
Capital One Financial Corp.	2,817	235,389
Discover Financial Services	2,383	138,857
Navient Corp.	1,400	26,978
Santander Consumer U.S.A. Holdings, Inc.	50	1,225
		500,328
Diversified Financial Services - 0.8%
Berkshire Hathaway, Inc. Class B (a)	1,107	158,301
The NASDAQ OMX Group, Inc.	100	5,175
Voya Financial, Inc.	130	5,890
		169,366
Insurance - 6.8%
ACE Ltd.	792	84,332
AFLAC, Inc.	950	59,109
Alleghany Corp. (a)	20	9,507
Allstate Corp.	2,181	146,825
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Insurance - continued
American Financial Group, Inc.	660	$ 41,910
American International Group, Inc.	2,108	123,550
Aon PLC	308	31,176
Arch Capital Group Ltd. (a)	70	4,472
Assurant, Inc.	460	30,291
Assured Guaranty Ltd.	100	2,859
Axis Capital Holdings Ltd.	640	35,226
Cincinnati Financial Corp.	80	4,046
Everest Re Group Ltd.	240	43,562
Hartford Financial Services Group, Inc.	1,040	42,754
HCC Insurance Holdings, Inc.	110	6,290
Lincoln National Corp.	1,300	74,113
Loews Corp.	210	8,425
Markel Corp. (a)	10	7,728
MetLife, Inc.	1,894	98,980
PartnerRe Ltd.	300	39,429
Principal Financial Group, Inc.	230	11,889
Progressive Corp.	340	9,296
Prudential Financial, Inc.	1,364	115,408
Reinsurance Group of America, Inc.	60	5,613
The Chubb Corp.	870	84,825
The Travelers Companies, Inc.	1,699	171,803
Torchmark Corp.	280	15,980
Unum Group	1,190	41,602
W.R. Berkley Corp.	70	3,430
XL Group PLC Class A	697	26,263
		1,380,693
Real Estate Investment Trusts - 0.1%
American Homes 4 Rent Class A	909	15,171
Thrifts & Mortgage Finance - 0.2%
New York Community Bancorp, Inc.	340	6,032
Radian Group, Inc.	2,200	39,424
		45,456
TOTAL FINANCIALS		4,911,547
HEALTH CARE - 14.2%
Biotechnology - 1.8%
Amgen, Inc.	1,070	167,198
Common Stocks - continued
	Shares	Value
HEALTH CARE - continued
Biotechnology - continued
Gilead Sciences, Inc.	1,239	$ 139,103
United Therapeutics Corp. (a)	300	55,116
		361,417
Health Care Equipment & Supplies - 2.0%
Baxter International, Inc.	1,370	91,256
Medtronic PLC	2,264	172,788
St. Jude Medical, Inc.	220	16,225
Zimmer Holdings, Inc.	1,019	116,258
		396,527
Health Care Providers & Services - 4.1%
Aetna, Inc.	1,200	141,564
Anthem, Inc.	1,209	202,931
Cigna Corp.	946	133,225
Express Scripts Holding Co. (a)	836	72,849
HCA Holdings, Inc. (a)	240	19,639
Humana, Inc.	120	25,758
Omnicare, Inc.	436	41,546
Quest Diagnostics, Inc.	462	34,756
UnitedHealth Group, Inc.	1,270	152,667
		824,935
Pharmaceuticals - 6.3%
AbbVie, Inc.	2,133	142,036
Johnson & Johnson	3,201	320,548
Merck & Co., Inc.	4,413	268,708
Novartis AG sponsored ADR	450	46,229
Pfizer, Inc.	12,335	428,641
Shire PLC sponsored ADR	80	20,812
Teva Pharmaceutical Industries Ltd. sponsored ADR	803	48,260
		1,275,234
TOTAL HEALTH CARE		2,858,113
INDUSTRIALS - 9.4%
Aerospace & Defense - 3.9%
Engility Holdings, Inc.	66	1,843
General Dynamics Corp.	865	121,238
Honeywell International, Inc.	636	66,271
Huntington Ingalls Industries, Inc.	20	2,480
L-3 Communications Holdings, Inc.	460	54,193
Common Stocks - continued
	Shares	Value
INDUSTRIALS - continued
Aerospace & Defense - continued
Lockheed Martin Corp.	608	$ 114,426
Northrop Grumman Corp.	620	98,692
Raytheon Co.	1,193	123,189
Rockwell Collins, Inc.	110	10,471
Textron, Inc.	140	6,331
The Boeing Co.	400	56,208
United Technologies Corp.	1,140	133,574
		788,916
Air Freight & Logistics - 0.5%
FedEx Corp.	600	103,932
Airlines - 0.5%
Alaska Air Group, Inc.	110	7,110
Delta Air Lines, Inc.	1,493	64,080
Southwest Airlines Co.	50	1,853
United Continental Holdings, Inc. (a)	559	30,516
		103,559
Building Products - 0.0%
Owens Corning	70	2,965
Commercial Services & Supplies - 0.4%
ADT Corp.	90	3,283
Deluxe Corp.	700	44,681
Pitney Bowes, Inc.	70	1,530
R.R. Donnelley & Sons Co.	1,500	28,770
Republic Services, Inc.	50	2,015
		80,279
Electrical Equipment - 0.3%
Eaton Corp. PLC	240	17,182
Emerson Electric Co.	490	29,552
Rockwell Automation, Inc.	70	8,602
		55,336
Industrial Conglomerates - 1.3%
General Electric Co.	9,623	262,419
Machinery - 2.0%
AGCO Corp.	500	25,390
Caterpillar, Inc.	400	34,128
Crane Co.	226	13,680
Cummins, Inc.	130	17,622
Deere & Co.	1,344	125,906
Illinois Tool Works, Inc.	455	42,693
Common Stocks - continued
	Shares	Value
INDUSTRIALS - continued
Machinery - continued
Ingersoll-Rand PLC	473	$ 32,533
Lincoln Electric Holdings, Inc.	40	2,688
Oshkosh Corp.	880	44,141
PACCAR, Inc.	200	12,712
Parker Hannifin Corp.	120	14,452
Pentair PLC	10	640
Snap-On, Inc.	40	6,216
Stanley Black & Decker, Inc.	120	12,293
Timken Co.	200	7,820
Xylem, Inc.	100	3,657
		396,571
Professional Services - 0.0%
Dun & Bradstreet Corp.	20	2,559
Manpower, Inc.	40	3,386
		5,945
Road & Rail - 0.3%
AMERCO	10	3,290
CSX Corp.	760	25,901
Norfolk Southern Corp.	240	22,080
Ryder System, Inc.	30	2,750
Union Pacific Corp.	140	14,127
		68,148
Trading Companies & Distributors - 0.2%
Aircastle Ltd.	1,400	33,964
TOTAL INDUSTRIALS		1,902,034
INFORMATION TECHNOLOGY - 15.3%
Communications Equipment - 2.2%
Brocade Communications Systems, Inc.	3,599	44,502
Cisco Systems, Inc.	10,507	307,960
Harris Corp.	873	69,159
Juniper Networks, Inc.	230	6,394
QUALCOMM, Inc.	120	8,362
		436,377
Electronic Equipment & Components - 1.4%
Arrow Electronics, Inc. (a)	80	4,863
Avnet, Inc.	160	7,042
Corning, Inc.	3,000	62,760
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - continued
Electronic Equipment & Components - continued
Jabil Circuit, Inc.	10	$ 246
TE Connectivity Ltd.	2,323	160,287
Tech Data Corp. (a)	600	37,872
Vishay Intertechnology, Inc.	1,300	16,926
		289,996
Internet Software & Services - 0.3%
eBay, Inc. (a)	904	55,469
IT Services - 0.7%
Accenture PLC Class A	340	32,654
Amdocs Ltd.	800	43,880
Computer Sciences Corp.	120	8,232
Teradata Corp. (a)	80	3,115
The Western Union Co.	300	6,585
Xerox Corp.	4,740	54,131
		148,597
Semiconductors & Semiconductor Equipment - 1.6%
Intel Corp.	5,520	190,219
Lam Research Corp.	90	7,403
NVIDIA Corp.	440	9,737
NXP Semiconductors NV (a)	308	34,573
ON Semiconductor Corp. (a)	1,488	19,731
Texas Instruments, Inc.	874	48,874
Xilinx, Inc.	150	7,113
		317,650
Software - 3.9%
Activision Blizzard, Inc.	1,645	41,553
Adobe Systems, Inc. (a)	700	55,363
CA Technologies, Inc.	250	7,613
Microsoft Corp.	8,606	403,277
Oracle Corp.	6,419	279,162
Symantec Corp.	230	5,664
		792,632
Technology Hardware, Storage & Peripherals - 5.2%
Apple, Inc.	3,709	483,209
EMC Corp.	7,003	184,459
Hewlett-Packard Co.	4,418	147,561
NetApp, Inc.	180	6,012
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - continued
Technology Hardware, Storage & Peripherals - continued
Seagate Technology LLC	1,222	$ 67,992
Western Digital Corp.	1,554	151,297
		1,040,530
TOTAL INFORMATION TECHNOLOGY		3,081,251
MATERIALS - 3.4%
Chemicals - 1.8%
Celanese Corp. Class A	120	8,262
CF Industries Holdings, Inc.	170	53,700
E.I. du Pont de Nemours & Co.	570	40,476
Eastman Chemical Co.	410	31,476
Ecolab, Inc.	285	32,675
Huntsman Corp.	2,875	64,515
LyondellBasell Industries NV Class A	430	43,473
The Dow Chemical Co.	1,585	82,531
The Mosaic Co.	200	9,170
Valspar Corp.	50	4,173
		370,451
Construction Materials - 0.3%
Martin Marietta Materials, Inc.	320	47,683
Containers & Packaging - 0.8%
Avery Dennison Corp.	469	29,036
Ball Corp.	80	5,679
Bemis Co., Inc.	80	3,675
Crown Holdings, Inc. (a)	655	36,215
MeadWestvaco Corp.	603	30,476
Packaging Corp. of America	60	4,151
Rock-Tenn Co. Class A	640	41,690
Sonoco Products Co.	70	3,151
		154,073
Metals & Mining - 0.2%
Barrick Gold Corp.	1,375	16,275
Freeport-McMoRan, Inc.	800	15,720
Newmont Mining Corp.	80	2,179
Nucor Corp.	180	8,514
		42,688
Common Stocks - continued
	Shares	Value
MATERIALS - continued
Paper & Forest Products - 0.3%
Domtar Corp.	500	$ 21,610
International Paper Co.	826	42,812
		64,422
TOTAL MATERIALS		679,317
TELECOMMUNICATION SERVICES - 1.2%
Diversified Telecommunication Services - 1.2%
AT&T, Inc.	3,500	120,890
CenturyLink, Inc.	290	9,640
Verizon Communications, Inc.	2,221	109,806
		240,336
UTILITIES - 2.8%
Electric Utilities - 1.6%
American Electric Power Co., Inc.	1,280	72,051
Duke Energy Corp.	410	31,049
Edison International	190	11,554
Entergy Corp.	600	45,882
Eversource Energy	200	9,850
Exelon Corp.	1,360	46,009
FirstEnergy Corp.	1,240	44,243
Great Plains Energy, Inc.	80	2,086
ITC Holdings Corp.	1,250	44,113
OGE Energy Corp.	80	2,520
Pinnacle West Capital Corp.	60	3,655
		313,012
Gas Utilities - 0.2%
National Fuel Gas Co.	670	43,048
UGI Corp.	100	3,740
		46,788
Independent Power and Renewable Electricity Producers - 0.4%
The AES Corp.	6,603	89,801
Multi-Utilities - 0.6%
Ameren Corp.	190	7,644
Consolidated Edison, Inc.	170	10,513
DTE Energy Co.	90	7,131
Public Service Enterprise Group, Inc.	1,290	54,993
SCANA Corp.	600	31,896
		112,177
Common Stocks - continued
	Shares	Value
UTILITIES - continued
Water Utilities - 0.0%
American Water Works Co., Inc.	110	$ 5,816
TOTAL UTILITIES		567,594
TOTAL COMMON STOCKS (Cost $13,367,348)		18,545,871
U.S. Treasury Obligations - 0.2%
	Principal Amount
U.S. Treasury Bills, yield at date of purchase 0% to 0.02% 7/23/15 to 8/13/15 (c) (Cost $49,999)	$ 50,000	50,000
Money Market Funds - 7.9%
	Shares
SSgA U.S. Treasury Money Market Fund, 0% (b) (Cost $1,588,581)	1,588,581	1,588,581
TOTAL INVESTMENT PORTFOLIO - 99.9% (Cost $15,005,928)		20,184,452
NET OTHER ASSETS (LIABILITIES) - 0.1%		10,216
NET ASSETS - 100%		$ 20,194,668
Futures Contracts
	Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation/ (Depreciation)
Purchased
Equity Index Contracts
13 ICE Russell 1000 Value Index Contracts (United States)	June 2015	$ 1,341,990	$ 27,172

The face value of futures purchased as a percentage of net assets is 6.6%
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end.
(c) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $50,000.
Other Information

The following is a summary of the inputs used, as of May 31, 2015, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 1,724,597	$ 1,724,597	$ -	$ -
Consumer Staples	1,077,121	1,077,121	-	-
Energy	1,503,961	1,503,961	-	-
Financials	4,911,547	4,911,547	-	-
Health Care	2,858,113	2,858,113	-	-
Industrials	1,902,034	1,902,034	-	-
Information Technology	3,081,251	3,081,251	-	-
Materials	679,317	679,317	-	-
Telecommunication Services	240,336	240,336	-	-
Utilities	567,594	567,594	-	-
U.S. Treasury Obligations	50,000	-	50,000	-
Money Market Funds	1,588,581	1,588,581	-	-
Total Investments in Securities:	$ 20,184,452	$ 20,134,452	$ 50,000	$ -
Derivative Instruments:
Assets
Futures Contracts	$ 27,172	$ 27,172	$ -	$ -
Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of May 31, 2015. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Equity Risk
Futures Contracts (a)	$ 27,172	$ -
Total Value of Derivatives	$ 27,172	$ -

(a) Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. Only the period end receivable or payable for daily variation margin and net unrealized appreciation (depreciation) are presented in the Statement of Assets and Liabilities.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	May 31, 2015

Assets
Investment in securities, at value - See accompanying schedule: Unaffiliated issuers (cost $15,005,928)		$ 20,184,452
Receivable for investments sold		13,595
Receivable for fund shares sold		21,534
Dividends receivable		46,328
Prepaid expenses		97
Receivable from investment adviser for expense reductions		843
Other receivables		109
Total assets		20,266,958

Liabilities
Payable to custodian bank	$ 162
Payable for investments purchased	12,520
Payable for fund shares redeemed	2,431
Accrued management fee	8,586
Distribution and service plan fees payable	25
Payable for daily variation margin for derivative instruments	5,200
Other affiliated payables	2,425
Audit fees payable	37,335
Other payables and accrued expenses	3,606
Total liabilities		72,290

Net Assets		$ 20,194,668
Net Assets consist of:
Paid in capital		$ 14,544,668
Undistributed net investment income		98,882
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		345,421
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		5,205,697
Net Assets		$ 20,194,668

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Assets and Liabilities - continued

May 31, 2015

Value Multi-Manager: Net Asset Value, offering price and redemption price per share ($17,234,834 ÷ 1,162,384 shares)	$ 14.83

Class F: Net Asset Value, offering price and redemption price per share ($2,717,436 ÷ 182,731 shares)	$ 14.87

Class L: Net Asset Value, offering price and redemption price per share ($121,432 ÷ 8,191 shares)	$ 14.83

Class N: Net Asset Value, offering price and redemption price per share ($120,966 ÷ 8,168 shares)	$ 14.81

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	Year ended May 31, 2015

Investment Income
Dividends: Unaffiliated issuers		$ 387,420
Interest		6
Total income		387,426

Expenses
Management fee	$ 98,396
Transfer agent fees	20,479
Distribution and service plan fees	289
Accounting fees and expenses	7,367
Custodian fees and expenses	14,680
Independent trustees' compensation	211
Registration fees	38,983
Audit	52,807
Legal	122
Miscellaneous	168
Total expenses before reductions	233,502
Expense reductions	(51,896)	181,606
Net investment income (loss)		205,820
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	1,110,296
Foreign currency transactions	(10)
Futures contracts	75,150
Total net realized gain (loss)		1,185,436
Change in net unrealized appreciation (depreciation) on: Investment securities	449,247
Assets and liabilities in foreign currencies	(9)
Futures contracts	(32,391)
Total change in net unrealized appreciation (depreciation)		416,847
Net gain (loss)		1,602,283
Net increase (decrease) in net assets resulting from operations		$ 1,808,103

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended May 31, 2015	Year ended May 31, 2014
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 205,820	$ 177,751
Net realized gain (loss)	1,185,436	1,536,621
Change in net unrealized appreciation (depreciation)	416,847	1,545,579
Net increase (decrease) in net assets resulting from operations	1,808,103	3,259,951
Distributions to shareholders from net investment income	(185,286)	(174,043)
Distributions to shareholders from net realized gain	(1,691,874)	(979,457)
Total distributions	(1,877,160)	(1,153,500)
Share transactions - net increase (decrease)	942,602	1,153,126
Total increase (decrease) in net assets	873,545	3,259,577

Net Assets
Beginning of period	19,321,123	16,061,546
End of period (including undistributed net investment income of $98,882 and undistributed net investment income of $78,453, respectively)	$ 20,194,668	$ 19,321,123

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Value Multi-Manager

Years ended May 31,	2015	2014	2013	2012E
Selected Per-Share Data
Net asset value, beginning of period	$ 14.93	$ 13.32	$ 10.65	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.16	.14	.17	.08
Net realized and unrealized gain (loss)	1.23	2.37	2.92	.59
Total from investment operations	1.39	2.51	3.09	.67
Distributions from net investment income	(.15)	(.14)	(.16)	(.02)
Distributions from net realized gain	(1.35)	(.77)	(.26)	-
Total distributions	(1.49)I	(.90)H	(.42)	(.02)
Net asset value, end of period	$ 14.83	$ 14.93	$ 13.32	$ 10.65
Total ReturnB, C	9.78%	19.66%	29.71%	6.71%
Ratios to Average Net Assets F
Expenses before reductions	1.25%	1.32%	1.30%	1.62%A
Expenses net of fee waivers, if any	.97%	.97%	.97%	.97%A
Expenses net of all reductions	.97%	.97%	.97%	.97%A
Net investment income (loss)	1.08%	.97%	1.43%	1.41%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 17,235	$ 17,565	$ 15,774	$ 11,031
Portfolio turnover rateG	36%	59%	30%	14% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E For the period November 16, 2011 (commencement of operations) to May 31, 2012.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. Fees and expenses of the Underlying Funds are not included in the class annualized ratios. The class indirectly bears its proportionate share of the expenses of the Underlying Funds.

G Amount does not include the portfolio activity of any Underlying Funds.

H Total distributions of $.90 per share is comprised of distributions from net investment income of $.137 and distributions from net realized gain of $.766 per share.

I Total distributions of $1.49 per share is comprised of distributions from net investment income of $.147 and distributions from net realized gain of $.1.346 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class F

Years ended May 31,	2015	2014	2013E
Selected Per-Share Data
Net asset value, beginning of period	$ 14.96	$ 13.33	$ 11.91
Income from Investment Operations
Net investment income (loss) D	.17	.15	.08
Net realized and unrealized gain (loss)	1.23	2.38	1.62
Total from investment operations	1.40	2.53	1.70
Distributions from net investment income	(.15)	(.14)	(.10)
Distributions from net realized gain	(1.35)	(.77)	(.18)
Total distributions	(1.49)I	(.90)H	(.28)
Net asset value, end of period	$ 14.87	$ 14.96	$ 13.33
Total ReturnB, C	9.83%	19.81%	14.61%
Ratios to Average Net Assets F
Expenses before reductions	1.11%	1.26%	.98%A
Expenses net of fee waivers, if any	.87%	.87%	.87%A
Expenses net of all reductions	.87%	.87%	.87%A
Net investment income (loss)	1.18%	1.07%	1.40%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,717	$ 1,535	$ 287
Portfolio turnover rateG	36%	59%	30%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E For the period December 18, 2012 (commencement of sale of shares) to May 31, 2013.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. Fees and expenses of the Underlying Funds are not included in the class annualized ratios. The class indirectly bears its proportionate share of the expenses of the Underlying Funds.

G Amount does not include the portfolio activity of any Underlying Funds.

H Total distributions of $.90 per share is comprised of distributions from net investment income of $.137 and distributions from net realized gain of $.766 per share.

I Total distributions of $1.49 per share is comprised of distributions from net investment income of $.147 and distributions from net realized gain of $.1.346 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class L

Years ended May 31,	2015	2014E
Selected Per-Share Data
Net asset value, beginning of period	$ 14.93	$ 14.03
Income from Investment Operations
Net investment income (loss) D	.16	.08
Net realized and unrealized gain (loss)	1.23	1.38
Total from investment operations	1.39	1.46
Distributions from net investment income	(.15)	(.08)
Distributions from net realized gain	(1.35)	(.48)
Total distributions	(1.49)H	(.56)
Net asset value, end of period	$ 14.83	$ 14.93
Total ReturnB, C	9.78%	10.65%
Ratios to Average Net Assets F
Expenses before reductions	1.22%	1.37%A
Expenses net of fee waivers, if any	.97%	.97%A
Expenses net of all reductions	.97%	.97%A
Net investment income (loss)	1.08%	.97%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 121	$ 111
Portfolio turnover rateG	36%	59%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E For the period November 12, 2013 (commencement of sale of shares) to May 31, 2014.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. Fees and expenses of the Underlying Funds are not included in the class annualized ratios. The class indirectly bears its proportionate share of the expenses of the Underlying Funds.

G Amount does not include the portfolio activity of any Underlying Funds.

H Total distributions of $1.49 per share is comprised of distributions from net investment income of $.147 and distributions from net realized gain of $.1.346 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class N

Years ended May 31,	2015	2014E
Selected Per-Share Data
Net asset value, beginning of period	$ 14.92	$ 14.03
Income from Investment Operations
Net investment income (loss) D	.12	.06
Net realized and unrealized gain (loss)	1.23	1.38
Total from investment operations	1.35	1.44
Distributions from net investment income	(.11)	(.07)
Distributions from net realized gain	(1.35)	(.48)
Total distributions	(1.46)	(.55)
Net asset value, end of period	$ 14.81	$ 14.92
Total ReturnB, C	9.44%	10.54%
Ratios to Average Net Assets F
Expenses before reductions	1.47%	1.63%A
Expenses net of fee waivers, if any	1.22%	1.22%A
Expenses net of all reductions	1.22%	1.22%A
Net investment income (loss)	.83%	.72%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 121	$ 111
Portfolio turnover rateG	36%	59%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E For the period November 12, 2013 (commencement of sale of shares) to May 31, 2014.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. Fees and expenses of the Underlying Funds are not included in the class annualized ratios. The class indirectly bears its proportionate share of the expenses of the Underlying Funds.

G Amount does not include the portfolio activity of any Underlying Funds.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended May 31, 2015

1. Organization.

Strategic Advisers Value Multi-Manager Fund (the Fund) is a non-diversified fund of Fidelity Rutland Square Trust II (the Trust), and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust. The Fund is available only to certain employer-sponsored retirement plans and Fidelity brokerage or mutual fund accounts. The Fund commenced sale of Class L and Class N shares on November 12, 2013. The Fund offers Value Multi-Manager, Class F, Class L and Class N shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

2. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Strategic Advisers, Inc. (Strategic Advisers) Fair Value Committee (the Committee). In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

Annual Report

Notes to Financial Statements - continued

2. Significant Accounting Policies - continued

Investment Valuation - continued

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. U.S. government and government agency obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Annual Report

2. Significant Accounting Policies - continued

Investment Valuation - continued

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy. If an unaffiliated open-end mutual fund's NAV is unavailable, shares of that fund may be valued by another method that the Board believes reflects fair value in accordance with the Board's fair value pricing policies and is categorized as Level 2 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of May 31, 2015 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Underlying Funds, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized

Annual Report

Notes to Financial Statements - continued

2. Significant Accounting Policies - continued

Investment Transactions and Income - continued

gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Strategic Advisers funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of May 31, 2015, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Annual Report

2. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to futures contracts, foreign currency transactions, passive foreign investment companies (PFIC), deferred trustees compensation and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 5,330,560
Gross unrealized depreciation	(183,851)
Net unrealized appreciation (depreciation) on securities and other investments	$ 5,146,711

Tax Cost	$ 15,037,741

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 117,436
Undistributed long-term capital gain	$ 385,962
Net unrealized appreciation (depreciation)	$ 5,146,711

The tax character of distributions paid was as follows:

	May 31, 2015	May 31, 2014
Ordinary Income	$ 594,942	$ 313,890
Long-term Capital Gains	1,282,218	839,610
Total	$ 1,877,160	$ 1,153,500

Annual Report

Notes to Financial Statements - continued

2. Significant Accounting Policies - continued

New Accounting Pronouncement. In June 2014, the Financial Accounting Standards Board issued Accounting Standard Update No. 2014-11, Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures (the Update). The Update amends the accounting for certain repurchase agreements and expands disclosure requirements for reverse repurchase agreements, securities lending and other similar transactions. The disclosure requirements are effective for annual and interim reporting periods beginning after December 15, 2014. Management is currently evaluating the impact of the Update on the Fund's financial statements and related disclosures.

3. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risks:

Equity Risk

Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade.

Annual Report

3. Derivative Instruments - continued

Risk Exposures and the Use of Derivative Instruments - continued

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin for derivative instruments in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts." The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end and is representative of volume of activity during the period. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments.

During the period the Fund recognized net realized gain (loss) of $75,150 and a change in net unrealized appreciation (depreciation) of $(32,391) related to its investment in futures contracts. These amounts are included in the Statement of Operations.

4. Purchases and Sales of Investments.

Purchases and sales of securities (including the Underlying Fund shares), other than short-term securities, aggregated $6,302,710 and $6,447,380, respectively.

Annual Report

Notes to Financial Statements - continued

5. Fees and Other Transactions with Affiliates.

Management Fee. Strategic Advisers (the investment adviser) provides the Fund with investment management related services. For these services, the Fund pays a monthly management fee to the investment adviser. The management fee is calculated by adding the annual management fee rate of .30% of the Fund's average net assets throughout the month payable to the investment adviser to the aggregate of the fee rates, payable monthly, to the Fund's sub-advisers. The Fund's maximum aggregate management fee will not exceed 1.00% of the Fund's average net assets. For the reporting period, the total annual management fee rate was .52% of the Fund's average net assets.

Sub-Advisers. Aristotle Capital Management, LLC, Brandywine Global Investment Management, LLC, Cohen & Steers Capital Management Inc. (through July 18, 2014), LSV Asset Management and Robeco Investment Management, Inc. (d/b/a Boston Partners) each served as a sub-adviser for the Fund during the period. Sub-advisers provide discretionary investment advisory services for their allocated portion of the Fund's assets and are paid by the investment adviser and not the Fund for providing these services.

Pyramis Global Advisors, LLC (Pyramis), an affiliate of the investment adviser, has been retained to serve as a sub-adviser for the Fund. As of the date of the report, however, Pyramis has not been allocated any portion of the Fund's assets. Pyramis in the future may provide discretionary investment advisory services for an allocated portion of the Fund's assets and will be paid by the investment adviser for providing these services.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Class N pays Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, a Service Fee based on an annual percentage of Class N's average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Service Fee rate, total service fees and amounts retained by FDC were as follows:

	Service Fee	Total Fees	Retained by FDC
Class N	.25%	$ 289	$ 289

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class F. Each class, except for Class F, does not directly pay transfer agent fees with respect to the portion of its

Annual Report

5. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

assets invested in Underlying Funds,excluding ETFs. FIIOC receives no fees for providing transfer agency services to Class F. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each applicable class were as follows:

	Amount	% of Average Net Assets
Value Multi-Manager	$ 20,263.12
Class L	108.09
Class N	108.09
	$ 20,479

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The fee is based on the level of average net assets for each month.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $28 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Expense Reductions.

The investment adviser has contractually agreed to reimburse Value Multi-Manager, Class L and Class N to the extent that annual operating expenses exceed certain levels of average net assets as noted in the table below. This reimbursement will remain in place through July 31, 2016. In addition, the investment adviser has voluntarily agreed to reimburse Class F to the extent that annual operating expenses exceed certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, including commitment fees, are excluded from these reimbursements. The following classes of the Fund were in reimbursement during the period:

Annual Report

Notes to Financial Statements - continued

7. Expense Reductions - continued

	Expense Limitations	Reimbursement
Value Multi-Manager	.97%	$ 46,050
Class F	.87%	5,262
Class L	.97%	291
Class N	1.22%	293

8. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended May 31,	2015	2014 A
From net investment income
Value Multi-Manager	$ 163,845	$ 165,869
Class F	19,477	7,140
Class L	1,124	535
Class N	840	499
Total	$ 185,286	$ 174,043
From net realized gain
Value Multi-Manager	$ 1,500,491	$ 929,562
Class F	170,949	43,039
Class L	10,221	3,428
Class N	10,213	3,428
Total	$ 1,691,874	$ 979,457

A Distributions for Class L and Class N are for the period November 12, 2013 (commencement of sale of shares) to May 31, 2014.

9. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between funds:

	Shares		Dollars
Years ended May 31,	2015	2014 A	2015	2014 A
Value Multi-Manager
Shares sold	183,481	143,452	$ 2,671,024	$ 2,006,824
Reinvestment of distributions	114,344	80,671	1,664,336	1,095,431
Shares redeemed	(311,753)	(231,760)	(4,582,240)	(3,292,988)
Net increase (decrease)	(13,928)	(7,637)	$ (246,880)	$ (190,733)
Class F
Shares sold	81,488	87,401	$ 1,188,352	$ 1,226,690
Reinvestment of distributions	13,060	3,634	190,426	50,179
Shares redeemed	(14,431)	(9,974)	(211,694)	(140,900)
Net increase (decrease)	80,117	81,061	$ 1,167,084	$ 1,135,969

Annual Report

9. Share Transactions - continued

	Shares		Dollars
Years ended May 31,	2015	2014 A	2015	2014 A
Class L
Shares sold	-	7,127	$ -	$ 100,000
Reinvestment of distributions	780	284	11,345	3,963
Net increase (decrease)	780	7,411	$ 11,345	$ 103,963
Class N
Shares sold	-	7,128	$ -	$ 100,000
Reinvestment of distributions	759	281	11,053	3,927
Net increase (decrease)	759	7,409	$ 11,053	$ 103,927

A Share transactions for Class L and Class N are for the period November 12, 2013 (commencement of sale of shares) to May 31, 2014.

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, the investment adviser or its affiliates were the owners of record of 70% of the total outstanding shares of the Fund.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Rutland Square Trust II and the Shareholders of Strategic Advisers Value Multi-Manager Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Strategic Advisers Value Multi-Manager Fund (a fund of Fidelity Rutland Square Trust II) at May 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Strategic Advisers Value Multi-Manager Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 2015 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

July 20, 2015

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. If the interests of the fund and an underlying Fidelity fund were to diverge, a conflict of interest could arise and affect how the Trustees and Member of the Advisory Board fulfill their fiduciary duties to the affected funds. Strategic Advisers has structured the fund to avoid these potential conflicts, although there may be situations where a conflict of interest is unavoidable. In such instances, Strategic Advisers, the Trustees, and Member of the Advisory Board would take reasonable steps to minimize and, if possible, eliminate the conflict. Each of the Trustees oversees 18 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. The officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee may also engage professional search firms to help identify potential Independent Trustee candidates with experience, qualifications, attributes, and skills consistent with the Statement of Policy. Additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, may be considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

Annual Report

Trustees and Officers - continued

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Roger T. Servison is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ralph F. Cox serves as the lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees asset allocation funds. Other boards oversee Fidelity's investment-grade bond, money market, and asset allocation funds and Fidelity's equity and high income funds. The fund may invest in Fidelity funds overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues.

The Trustees primarily operate as a full Board, but also operate in committees, to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board has charged Strategic Advisers and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through Strategic Advisers, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. Board oversight of different aspects of the fund's activities is exercised primarily through the full Board, but also through the Audit and Compliance Committee. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate. The responsibilities of each committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-835-5095 (plan accounts) or 1-800-544-3455 (all other accounts).

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Roger T. Servison (1945)
Year of Election or Appointment: 2006 Trustee Chairman of the Board of Trustees

Mr. Servison also serves as Trustee of other funds. Mr. Servison serves as President of Strategic New Business Development for Fidelity Investments and serves as a Director of Strategic Advisers (investment adviser firm). Previously, Mr. Servison oversaw Fidelity Investments Life Insurance Company (2005-2006) and Strategic Advisers (2005-2007). Mr. Servison also served as President and a Director of Fidelity Brokerage Services (Japan), LLC (1994-2004).

Derek L. Young (1964)
Year of Election or Appointment: 2012 Trustee

Mr. Young also serves as Trustee or an officer of other funds. He is President and a Director of Strategic Advisers, Inc. (investment adviser firm, 2011-present), President of Fidelity Global Asset Allocation (GAA) (2011-present), and Vice Chairman of Pyramis Global Advisors, LLC (investment adviser firm, 2011-present). Previously, Mr. Young served as Chief Investment Officer of GAA (2009-2011) and as a portfolio manager.

Annual Report

Trustees and Officers - continued

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with Strategic Advisers.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Peter C. Aldrich (1944)
Year of Election or Appointment: 2006 Trustee

Mr. Aldrich also serves as Trustee of other funds. Mr. Aldrich is a Director of the National Bureau of Economic Research and a Director of the funds of BlackRock Realty Group (2006-present). Previously, Mr. Aldrich served as a Trustee for the Fidelity Rutland Square Trust (2005-2010), a Managing Member of Poseidon, LLC (foreign private investment, 1998-2004), and Chairman and Managing Member of AEGIS, LLC (foreign private investment, 1997-2004). Mr. Aldrich also served as Faculty Chairman of The Research Council on Global Investment of The Conference Board (business and professional education non-profit, 1999-2004). Mr. Aldrich is a Member of the Boards of Trustees of the Museum of Fine Arts Boston and Massachusetts Eye and Ear Infirmary and an Overseer of the Longy School of Music.

Amy Butte Liebowitz (1968)
Year of Election or Appointment: 2011 Trustee

Ms. Butte Liebowitz also serves as Trustee of other funds. Ms. Butte Liebowitz was the founder and Chief Executive Officer of TILE Financial (financial internet service, 2008-2012). Previously, Ms. Butte Liebowitz served as the Chief Financial Officer and member of the Board of Directors of MF Global (broker-dealer, 2006-2008), and Chief Financial Officer and Executive Vice President of the New York Stock Exchange (2004-2006). Ms. Butte Liebowitz is a member of the Boards of Directors of Accion International and the New York Women's Forum, as well as an alumna of the World Economic Forum's Young Global Leader program.

Ralph F. Cox (1932)
Year of Election or Appointment: 2006 Trustee

Mr. Cox also serves as Trustee of other funds. Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Mr. Cox is a Director of Abraxas Petroleum (exploration and production). Mr. Cox is a member of the Advisory Boards of the Business and Engineering Schools of Texas A&M University and the Engineering School of University of Texas at Austin. Previously, Mr. Cox served as a Trustee for the Fidelity Rutland Square Trust (2005-2010) and as an Advisory Director of CH2M Hill Companies (engineering, 1981-2011). Mr. Ralph F. Cox and Mr. Howard E. Cox, Jr. are not related.

Mary C. Farrell (1949)
Year of Election or Appointment: 2013 Trustee

Ms. Farrell also serves as Trustee or Member of the Advisory Board of other funds. Ms. Farrell is a Director of the W.R. Berkley Corporation (insurance provider) and President (2009-present) and Director (2006-present) of the Howard Gilman Foundation (charitable organization). Previously, Ms. Farrell was Managing Director and Chief Investment Strategist at UBS Wealth Management USA and Co-Head of UBS Wealth Management Investment Strategy & Research Group (2003-2005). Ms. Farrell also served as Investment Strategist at PaineWebber (1982-2000) and UBS PaineWebber (2000-2002). Ms. Farrell also serves as Trustee on the Board of Overseers of the New York University Stern School of Business, and as Chairman of the Board of Trustees of Yale-New Haven Hospital.

Karen Kaplan (1960)
Year of Election or Appointment: 2006 Trustee

Ms. Kaplan also serves as Trustee of other funds. Ms. Kaplan is Chief Executive Officer (2013-present) and President (2007-present) of Hill Holliday (advertising and specialized marketing). Ms. Kaplan is a Director of Vera Bradley (2012-present), Member of the Board of Governors of the Chief Executives' Club of Boston (2010-present), Chairman (2012-2014) and Member (2006-present) of the Executive Committee of the Greater Boston Chamber of Commerce, Member of the Board of Directors of Jobs for Massachusetts (2012-present), Member of the National Association of Corporate Directors Chapter (2012-present), and Member of the Board of Directors of the Post Office Square Trust (2012-present). She is also a member of the Clinton Global Initiative, an action oriented community of the most effective CEOs, heads of state, Nobel Prize winners, and non-governmental leaders in the world. Previously, Ms. Kaplan served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010), Director of DSM (dba Dental and DentaQuest) (2004-2014), Member of the Board of Directors of the Massachusetts Conference for Women (2008-2014), President of the Massachusetts Women's Forum (2008-2010), Treasurer of the Massachusetts Women's Forum (2002-2006), Vice Chair of the Board of the Massachusetts Society for the Prevention of Cruelty to Children (2003-2010), Director of United Way of Massachusetts Bay (2004-2006), Director of ADVO (direct mail marketing, 2003-2007), and Director of Tweeter Home Entertainment Group (2006-2007).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Advisory Board Member and Officers:

Correspondence intended for each officer and Howard E. Cox, Jr. may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation
Howard E. Cox, Jr. (1944)
Year of Election or Appointment: 2009 Member of the Advisory Board

Mr. Cox also serves as Member of the Advisory Board of other funds. Mr. Cox is a Member of the Advisory Board of Devonshire Investors (2009-present). Mr. Cox serves as an Advisory Partner of Greylock (venture capital) and a Director of Stryker Corporation (medical products and services). Previously, Mr. Cox served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010) and a Member of the Secretary of Defense's Business Board of Directors (2008-2010). Mr. Howard E. Cox, Jr. and Mr. Ralph F. Cox are not related.

Elizabeth Paige Baumann (1968)
Year of Election or Appointment: 2012 Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (diversified financial services company, 2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Brian Blackburn (1975)
Year of Election or Appointment: 2014 Assistant Secretary
Mr. Blackburn also serves as an officer of other funds. Mr. Blackburn serves as Vice President & Associate General Counsel (2013-present) and is an employee of Fidelity Investments (2007-present).
Jonathan Davis (1968)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)
Year of Election or Appointment: 2011 Vice President and Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)
Year of Election or Appointment: 2012 Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John Hitt (1967)
Year of Election or Appointment: 2014 Secretary and Chief Legal Officer

Mr. Hitt also serves as an officer of other funds. Mr. Hitt serves as Senior Vice President and Deputy General Counsel in Fidelity's Asset Management Group (2010-present) and is an employee of Fidelity Investments.

Kenneth B. Robins (1969)
Year of Election or Appointment: 2010 President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Nicholas E. Steck (1964)
Year of Election or Appointment: 2009 Chief Financial Officer

Mr. Steck also serves as Chief Financial Officer of other funds. Mr. Steck serves as Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2008-present) and is an employee of Fidelity Investments. During the period 2002 to 2009, Mr. Steck served as a Compliance Officer of FMR (investment adviser firm), Fidelity Investments Money Management, Inc. (investment adviser firm), FMR LLC (diversified financial management company), Fidelity Research & Analysis (U.K.) Inc. (investment adviser firm), Fidelity Management & Research (Hong Kong) Limited (investment adviser firm), and Fidelity Management & Research (Japan) Inc. (investment adviser firm).

Bruce Treff (1966)
Year of Election or Appointment: 2013 Chief Compliance Officer

Mr. Treff also serves as Compliance Officer of other funds. Mr. Treff serves as Senior Vice President of Asset Management Compliance (2013-present). Prior to joining Fidelity Investments, Mr. Treff served as Managing Director of Citibank, N.A. (2005-2013).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Strategic Advisers Value Multi-Manager Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Class F	07/13/15	07/10/15	$0.072	$0.296

The fund hereby designates as a capital gain dividend with respect to the taxable year ended May 31 2015, $965,206, or, if subsequently determined to be different, the net capital gain of such year.

Strategic Advisers Value Multi-Manager Fund designates 46% and 64% of the dividends distributed in July and December, respectively during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Strategic Advisers Value Multi-Manager Fund designates 55% and 70% of the dividends distributed in July and December, respectively during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2016 of amounts for use in preparing 2015 income tax returns.

Annual Report

Investment Adviser

Strategic Advisers, Inc.
Boston, MA

Investment Sub-Advisers

Aristotle Capital Management, LLC

Brandywine Global Investment
Management, LLC

LSV Asset Management

Pyramis Global Advisors, LLC

Robeco Investment Management, Inc.

(d/b/a Boston Partners)

General Distributor

Fidelity Distributors Corporation
Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

State Street Bank and Trust Company

Quincy, MA

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
245 Summer St., Boston, MA 02210
www.fidelity.com

MMV-UANN-0715
1.931572.104

Strategic Advisers®
Value Multi-Manager Fund

Class F

Annual Report

May 31, 2015

(Fidelity Cover Art)

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)

To view a fund's proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-835-5095 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2015 FMR LLC. All rights reserved.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended May 31, 2015	Past 1 year	Life of fund A
Class F B	9.83%	18.48%

A From November 16, 2011.

B The initial offering of Class F shares took place on December 18, 2012. Returns prior to December 18, 2012, are those of Strategic Advisers® Value Multi-Manager Fund, the original class of the fund.

$10,000 Over Life of Fund

Let's say hyphothetically that $10,000 was invested in Strategic Advisers® Value Multi-Manager Fund - Class F on November 16, 2011, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the Russell 1000® Value Index performed over the same period. See footnote B above for additional information regarding the performance of Class F.

Annual Report

Management's Discussion of Fund Performance

Market Recap: The U.S. equity market hit fresh new highs in extending its bull run during the 12 months ending May 31, 2015, as stocks continued to hold appeal over bonds amid a supportive cyclical backdrop and low, but rising market interest rates. The S&P 500® Index returned 11.81%, continuing its climb despite pockets of higher volatility along the way. Growth stocks broadly outperformed value-oriented names on prospects for accelerated U.S. economic growth. Accordingly, the tech-stock-heavy and growth-oriented Nasdaq Composite Index® rose 20.89%. The Russell 2000® Index advanced 11.32%, as small-caps rallied in the latter half of the period, partly due to their lower exposure to global-growth headwinds and the stronger dollar. Sector performance was broadly positive but varied greatly, as the effects on profitability from lower oil prices and a stronger greenback helped disperse returns across and within sectors. Within the broad S&P 500®, health care (+27%) led the way, lifted by strong product innovation and merger-and-acquisition activity. Information technology (+19%) and consumer discretionary (+18%) also had a strong year. On the other end of the spectrum, energy (-15%) was the sole sector to lose ground, reflecting a sharp drop in crude oil prices beginning in mid-2014, due to weaker global demand and a U.S. supply boom.

Comments from Portfolio Manager John Stone: For the year, the Fund's share classes outpaced the 9.03% gain of the Russell 1000® Value Index. (For specific class-level results, please see the Performance section of this report.) The Fund's outperformance of the benchmark was primarily the result of beneficial overall sector positioning and strong stock selection by several underlying managers. Managers that contributed the most to relative performance were sub-advisers LSV Asset Management and Brandywine Global Investment Management. LSV's valuation emphasis and tilt toward mid-cap stocks helped it outpace the benchmark, as did picks in consumer staples, industrials and health care. Brandywine, meanwhile, benefited from overweighting information technology, which included a meaningful out-of-benchmark stake in strong-performing Apple. Elsewhere, sub-adviser Robeco Investment Management (doing business as Boston Partners) also contributed, led by favorable positioning in technology, an overweighting in consumer discretionary and stock choices in consumer staples and health care. On the downside, sub-adviser Cohen & Steers Capital Management was the only detractor among the Fund's managers and its negative impact was minimal. During the period, we reallocated all assets away from Cohen & Steers and redeployed them into Brandywine and LSV.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (December 1, 2014 to May 31, 2015).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition to the direct expenses incurred by the Fund presented in the table, as a shareholder of the underlying mutual funds (the Underlying Funds), the Fund also indirectly bears its proportionate share of the expenses of the Underlying Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition to the direct expenses incurred by the Fund presented in the table, as a shareholder of the Underlying Funds, the Fund also indirectly bears its proportionate share of the expenses of the Underlying Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Annual Report

	Annualized Expense RatioB	Beginning Account Value December 1, 2014	Ending Account Value May 31, 2015	Expenses Paid During Period* December 1, 2014 to May 31, 2015
Value Multi-Manager	.97%
Actual		$ 1,000.00	$ 1,030.00	$ 4.91
HypotheticalA		$ 1,000.00	$ 1,020.09	$ 4.89
Class F	.87%
Actual		$ 1,000.00	$ 1,030.60	$ 4.40
HypotheticalA		$ 1,000.00	$ 1,020.59	$ 4.38
Class L	.97%
Actual		$ 1,000.00	$ 1,030.70	$ 4.91
HypotheticalA		$ 1,000.00	$ 1,020.09	$ 4.89
Class N	1.22%
Actual		$ 1,000.00	$ 1,029.20	$ 6.17
HypotheticalA		$ 1,000.00	$ 1,018.85	$ 6.14

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). The fees and expenses of the Underlying Funds in which the Fund invests are not included in each class annualized expense ratio.

Annual Report

Investment Changes (Unaudited)

The information in the following tables is based on the direct investments of the Fund.
Top Ten Holdings as of May 31, 2015
(excluding cash equivalents)	% of fund's net assets	% of fund's net assets 6 months ago
JPMorgan Chase & Co.	3.0	2.8
Wells Fargo & Co.	2.4	2.9
Apple, Inc.	2.4	2.5
Pfizer, Inc.	2.1	1.5
Microsoft Corp.	2.0	2.0
Johnson & Johnson	1.6	1.2
Citigroup, Inc.	1.5	1.6
Cisco Systems, Inc.	1.5	1.4
Bank of America Corp.	1.5	1.3
Exxon Mobil Corp.	1.4	2.0
	19.4
Top Five Market Sectors as of May 31, 2015
(Stocks Only)	% of fund's net assets	% of fund's net assets 6 months ago
Financials	24.3	24.3
Information Technology	15.3	15.6
Health Care	14.2	12.3
Industrials	9.4	8.8
Consumer Discretionary	8.5	8.9
Asset Allocation (% of fund's net assets)
As of May 31, 2015	As of November 30, 2014
Common Stocks 91.8%	Common Stocks 93.3%
Short-Term Investments and Net Other Assets (Liabilities) 8.2%	Short-Term Investments and Net Other Assets (Liabilities) 6.7%

Asset allocations of equity funds in the pie charts reflect the categorizations of assets as defined by Morningstar as of the reporting dates indicated above.

Annual Report

Investments May 31, 2015

Showing Percentage of Net Assets

Common Stocks - 91.8%
	Shares	Value
CONSUMER DISCRETIONARY - 8.5%
Auto Components - 0.9%
Autoliv, Inc.	300	$ 37,831
BorgWarner, Inc.	30	1,805
Johnson Controls, Inc.	520	27,050
Lear Corp.	915	106,158
		172,844
Automobiles - 0.6%
Ford Motor Co.	5,200	78,884
General Motors Co.	1,050	37,769
Harley-Davidson, Inc.	80	4,279
		120,932
Diversified Consumer Services - 0.0%
Apollo Education Group, Inc. Class A (non-vtg.) (a)	204	3,382
Hotels, Restaurants & Leisure - 0.6%
Brinker International, Inc.	400	22,072
Carnival Corp. unit	340	15,752
Hyatt Hotels Corp. Class A (a)	30	1,724
McDonald's Corp.	550	52,762
Royal Caribbean Cruises Ltd.	130	9,877
Six Flags Entertainment Corp.	467	22,818
Wyndham Worldwide Corp.	50	4,246
		129,251
Household Durables - 0.7%
Lennar Corp. Class A	1,343	62,624
Newell Rubbermaid, Inc.	220	8,697
PulteGroup, Inc.	210	4,028
Toll Brothers, Inc. (a)	100	3,617
Whirlpool Corp.	340	62,645
		141,611
Media - 3.7%
CBS Corp. Class B	240	14,813
Comcast Corp. Class A	581	33,965
DIRECTV (a)	1,210	110,158
Gannett Co., Inc.	1,380	49,390
Liberty Broadband Corp. Class C (a)	314	16,793
Liberty Global PLC Class C (a)	1,458	78,368
Liberty Media Corp.:
Class A (a)	215	8,238
Class C (a)	686	26,041
News Corp. Class A (a)	220	3,333
Common Stocks - continued
	Shares	Value
CONSUMER DISCRETIONARY - continued
Media - continued
Omnicom Group, Inc.	413	$ 30,781
Scripps Networks Interactive, Inc. Class A	308	20,639
Starz Series A (a)	1,300	54,548
Time Warner Cable, Inc.	400	72,356
Time Warner, Inc.	1,775	149,952
Time, Inc.	431	9,702
Viacom, Inc. Class B (non-vtg.)	900	60,192
		739,269
Multiline Retail - 1.2%
Dillard's, Inc. Class A	320	37,123
Kohl's Corp.	960	62,870
Macy's, Inc.	1,503	100,626
Nordstrom, Inc.	140	10,170
Target Corp.	400	31,728
		242,517
Specialty Retail - 0.8%
AutoNation, Inc. (a)	70	4,369
AutoZone, Inc. (a)	20	13,472
Bed Bath & Beyond, Inc. (a)	110	7,845
Dick's Sporting Goods, Inc.	10	537
Foot Locker, Inc.	80	5,056
GameStop Corp. Class A	40	1,736
Gap, Inc.	1,147	43,965
Home Depot, Inc.	771	85,905
Penske Automotive Group, Inc.	70	3,613
Staples, Inc.	160	2,634
		169,132
Textiles, Apparel & Luxury Goods - 0.0%
Coach, Inc.	160	5,659
TOTAL CONSUMER DISCRETIONARY		1,724,597
CONSUMER STAPLES - 5.3%
Beverages - 0.2%
Coca-Cola Enterprises, Inc.	200	8,846
Diageo PLC sponsored ADR	364	40,389
		49,235
Food & Staples Retailing - 2.0%
CVS Health Corp.	1,190	121,832
Common Stocks - continued
	Shares	Value
CONSUMER STAPLES - continued
Food & Staples Retailing - continued
Kroger Co.	800	$ 58,240
Wal-Mart Stores, Inc.	2,160	160,423
Walgreens Boots Alliance, Inc.	790	67,814
		408,309
Food Products - 2.3%
Archer Daniels Midland Co.	1,600	84,560
Bunge Ltd.	600	55,536
Campbell Soup Co.	180	8,701
General Mills, Inc.	480	26,952
Ingredion, Inc.	640	52,461
Kellogg Co.	200	12,554
Mondelez International, Inc.	1,090	45,333
Pilgrim's Pride Corp.	150	3,837
The Hershey Co.	350	32,501
Tyson Foods, Inc. Class A	2,428	103,069
Unilever NV (NY Reg.)	1,130	48,251
		473,755
Household Products - 0.2%
Energizer Holdings, Inc.	40	5,668
Kimberly-Clark Corp.	290	31,569
		37,237
Personal Products - 0.2%
Coty, Inc. Class A	1,390	34,653
Tobacco - 0.4%
Philip Morris International, Inc.	890	73,932
TOTAL CONSUMER STAPLES		1,077,121
ENERGY - 7.4%
Energy Equipment & Services - 0.7%
Baker Hughes, Inc.	230	14,826
Ensco PLC Class A	700	16,450
Halliburton Co.	1,576	71,550
Helmerich & Payne, Inc.	400	29,196
Noble Corp.	700	11,725
Paragon Offshore PLC	233	387
Parker Drilling Co. (a)	2,100	7,119
		151,253
Common Stocks - continued
	Shares	Value
ENERGY - continued
Oil, Gas & Consumable Fuels - 6.7%
Anadarko Petroleum Corp.	354	$ 29,598
Apache Corp.	500	29,920
Canadian Natural Resources Ltd.	1,312	40,491
Chevron Corp.	1,620	166,860
ConocoPhillips Co.	700	44,576
Devon Energy Corp.	310	20,218
Energen Corp.	381	26,365
EOG Resources, Inc.	541	47,981
EQT Corp.	179	15,228
Exxon Mobil Corp.	3,330	283,716
Hess Corp.	400	27,008
Marathon Oil Corp.	1,100	29,909
Marathon Petroleum Corp.	1,072	110,909
Murphy Oil Corp.	500	21,730
Occidental Petroleum Corp.	948	74,124
Phillips 66 Co.	2,588	204,763
Pioneer Natural Resources Co.	202	29,862
QEP Resources, Inc.	1,150	21,655
Rice Energy, Inc. (a)	304	6,667
Tesoro Corp.	50	4,425
Valero Energy Corp.	1,970	116,703
		1,352,708
TOTAL ENERGY		1,503,961
FINANCIALS - 24.3%
Banks - 11.6%
Banco Santander SA (Spain) sponsored ADR	5,314	37,729
Bank of America Corp.	18,065	298,073
BB&T Corp.	1,802	71,125
BOK Financial Corp.	146	9,443
Citigroup, Inc.	5,777	312,420
Comerica, Inc.	140	6,853
Commerce Bancshares, Inc.	75	3,346
East West Bancorp, Inc.	20	858
Fifth Third Bancorp	3,227	65,314
First Republic Bank	751	45,473
Huntington Bancshares, Inc.	3,330	37,063
JPMorgan Chase & Co.	9,083	597,480
KeyCorp	2,600	37,908
M&T Bank Corp.	320	38,682
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Banks - continued
Mitsubishi UFJ Financial Group, Inc. sponsored ADR	5,091	$ 37,521
Peoples United Financial, Inc.	180	2,801
PNC Financial Services Group, Inc.	1,210	115,785
Regions Financial Corp.	1,060	10,695
SunTrust Banks, Inc.	1,310	55,911
U.S. Bancorp	1,250	53,888
Wells Fargo & Co.	8,799	492,392
		2,330,760
Capital Markets - 2.3%
Ameriprise Financial, Inc.	540	67,279
Bank of New York Mellon Corp.	870	37,723
BlackRock, Inc. Class A	130	47,551
Eaton Vance Corp. (non-vtg.)	70	2,842
Franklin Resources, Inc.	480	24,437
Goldman Sachs Group, Inc.	500	103,095
Invesco Ltd.	340	13,542
Morgan Stanley	1,990	76,018
Northern Trust Corp.	160	11,928
State Street Corp.	940	73,254
T. Rowe Price Group, Inc.	150	12,104
		469,773
Consumer Finance - 2.5%
Ally Financial, Inc. (a)	1,434	32,509
American Express Co.	820	65,370
Capital One Financial Corp.	2,817	235,389
Discover Financial Services	2,383	138,857
Navient Corp.	1,400	26,978
Santander Consumer U.S.A. Holdings, Inc.	50	1,225
		500,328
Diversified Financial Services - 0.8%
Berkshire Hathaway, Inc. Class B (a)	1,107	158,301
The NASDAQ OMX Group, Inc.	100	5,175
Voya Financial, Inc.	130	5,890
		169,366
Insurance - 6.8%
ACE Ltd.	792	84,332
AFLAC, Inc.	950	59,109
Alleghany Corp. (a)	20	9,507
Allstate Corp.	2,181	146,825
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Insurance - continued
American Financial Group, Inc.	660	$ 41,910
American International Group, Inc.	2,108	123,550
Aon PLC	308	31,176
Arch Capital Group Ltd. (a)	70	4,472
Assurant, Inc.	460	30,291
Assured Guaranty Ltd.	100	2,859
Axis Capital Holdings Ltd.	640	35,226
Cincinnati Financial Corp.	80	4,046
Everest Re Group Ltd.	240	43,562
Hartford Financial Services Group, Inc.	1,040	42,754
HCC Insurance Holdings, Inc.	110	6,290
Lincoln National Corp.	1,300	74,113
Loews Corp.	210	8,425
Markel Corp. (a)	10	7,728
MetLife, Inc.	1,894	98,980
PartnerRe Ltd.	300	39,429
Principal Financial Group, Inc.	230	11,889
Progressive Corp.	340	9,296
Prudential Financial, Inc.	1,364	115,408
Reinsurance Group of America, Inc.	60	5,613
The Chubb Corp.	870	84,825
The Travelers Companies, Inc.	1,699	171,803
Torchmark Corp.	280	15,980
Unum Group	1,190	41,602
W.R. Berkley Corp.	70	3,430
XL Group PLC Class A	697	26,263
		1,380,693
Real Estate Investment Trusts - 0.1%
American Homes 4 Rent Class A	909	15,171
Thrifts & Mortgage Finance - 0.2%
New York Community Bancorp, Inc.	340	6,032
Radian Group, Inc.	2,200	39,424
		45,456
TOTAL FINANCIALS		4,911,547
HEALTH CARE - 14.2%
Biotechnology - 1.8%
Amgen, Inc.	1,070	167,198
Common Stocks - continued
	Shares	Value
HEALTH CARE - continued
Biotechnology - continued
Gilead Sciences, Inc.	1,239	$ 139,103
United Therapeutics Corp. (a)	300	55,116
		361,417
Health Care Equipment & Supplies - 2.0%
Baxter International, Inc.	1,370	91,256
Medtronic PLC	2,264	172,788
St. Jude Medical, Inc.	220	16,225
Zimmer Holdings, Inc.	1,019	116,258
		396,527
Health Care Providers & Services - 4.1%
Aetna, Inc.	1,200	141,564
Anthem, Inc.	1,209	202,931
Cigna Corp.	946	133,225
Express Scripts Holding Co. (a)	836	72,849
HCA Holdings, Inc. (a)	240	19,639
Humana, Inc.	120	25,758
Omnicare, Inc.	436	41,546
Quest Diagnostics, Inc.	462	34,756
UnitedHealth Group, Inc.	1,270	152,667
		824,935
Pharmaceuticals - 6.3%
AbbVie, Inc.	2,133	142,036
Johnson & Johnson	3,201	320,548
Merck & Co., Inc.	4,413	268,708
Novartis AG sponsored ADR	450	46,229
Pfizer, Inc.	12,335	428,641
Shire PLC sponsored ADR	80	20,812
Teva Pharmaceutical Industries Ltd. sponsored ADR	803	48,260
		1,275,234
TOTAL HEALTH CARE		2,858,113
INDUSTRIALS - 9.4%
Aerospace & Defense - 3.9%
Engility Holdings, Inc.	66	1,843
General Dynamics Corp.	865	121,238
Honeywell International, Inc.	636	66,271
Huntington Ingalls Industries, Inc.	20	2,480
L-3 Communications Holdings, Inc.	460	54,193
Common Stocks - continued
	Shares	Value
INDUSTRIALS - continued
Aerospace & Defense - continued
Lockheed Martin Corp.	608	$ 114,426
Northrop Grumman Corp.	620	98,692
Raytheon Co.	1,193	123,189
Rockwell Collins, Inc.	110	10,471
Textron, Inc.	140	6,331
The Boeing Co.	400	56,208
United Technologies Corp.	1,140	133,574
		788,916
Air Freight & Logistics - 0.5%
FedEx Corp.	600	103,932
Airlines - 0.5%
Alaska Air Group, Inc.	110	7,110
Delta Air Lines, Inc.	1,493	64,080
Southwest Airlines Co.	50	1,853
United Continental Holdings, Inc. (a)	559	30,516
		103,559
Building Products - 0.0%
Owens Corning	70	2,965
Commercial Services & Supplies - 0.4%
ADT Corp.	90	3,283
Deluxe Corp.	700	44,681
Pitney Bowes, Inc.	70	1,530
R.R. Donnelley & Sons Co.	1,500	28,770
Republic Services, Inc.	50	2,015
		80,279
Electrical Equipment - 0.3%
Eaton Corp. PLC	240	17,182
Emerson Electric Co.	490	29,552
Rockwell Automation, Inc.	70	8,602
		55,336
Industrial Conglomerates - 1.3%
General Electric Co.	9,623	262,419
Machinery - 2.0%
AGCO Corp.	500	25,390
Caterpillar, Inc.	400	34,128
Crane Co.	226	13,680
Cummins, Inc.	130	17,622
Deere & Co.	1,344	125,906
Illinois Tool Works, Inc.	455	42,693
Common Stocks - continued
	Shares	Value
INDUSTRIALS - continued
Machinery - continued
Ingersoll-Rand PLC	473	$ 32,533
Lincoln Electric Holdings, Inc.	40	2,688
Oshkosh Corp.	880	44,141
PACCAR, Inc.	200	12,712
Parker Hannifin Corp.	120	14,452
Pentair PLC	10	640
Snap-On, Inc.	40	6,216
Stanley Black & Decker, Inc.	120	12,293
Timken Co.	200	7,820
Xylem, Inc.	100	3,657
		396,571
Professional Services - 0.0%
Dun & Bradstreet Corp.	20	2,559
Manpower, Inc.	40	3,386
		5,945
Road & Rail - 0.3%
AMERCO	10	3,290
CSX Corp.	760	25,901
Norfolk Southern Corp.	240	22,080
Ryder System, Inc.	30	2,750
Union Pacific Corp.	140	14,127
		68,148
Trading Companies & Distributors - 0.2%
Aircastle Ltd.	1,400	33,964
TOTAL INDUSTRIALS		1,902,034
INFORMATION TECHNOLOGY - 15.3%
Communications Equipment - 2.2%
Brocade Communications Systems, Inc.	3,599	44,502
Cisco Systems, Inc.	10,507	307,960
Harris Corp.	873	69,159
Juniper Networks, Inc.	230	6,394
QUALCOMM, Inc.	120	8,362
		436,377
Electronic Equipment & Components - 1.4%
Arrow Electronics, Inc. (a)	80	4,863
Avnet, Inc.	160	7,042
Corning, Inc.	3,000	62,760
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - continued
Electronic Equipment & Components - continued
Jabil Circuit, Inc.	10	$ 246
TE Connectivity Ltd.	2,323	160,287
Tech Data Corp. (a)	600	37,872
Vishay Intertechnology, Inc.	1,300	16,926
		289,996
Internet Software & Services - 0.3%
eBay, Inc. (a)	904	55,469
IT Services - 0.7%
Accenture PLC Class A	340	32,654
Amdocs Ltd.	800	43,880
Computer Sciences Corp.	120	8,232
Teradata Corp. (a)	80	3,115
The Western Union Co.	300	6,585
Xerox Corp.	4,740	54,131
		148,597
Semiconductors & Semiconductor Equipment - 1.6%
Intel Corp.	5,520	190,219
Lam Research Corp.	90	7,403
NVIDIA Corp.	440	9,737
NXP Semiconductors NV (a)	308	34,573
ON Semiconductor Corp. (a)	1,488	19,731
Texas Instruments, Inc.	874	48,874
Xilinx, Inc.	150	7,113
		317,650
Software - 3.9%
Activision Blizzard, Inc.	1,645	41,553
Adobe Systems, Inc. (a)	700	55,363
CA Technologies, Inc.	250	7,613
Microsoft Corp.	8,606	403,277
Oracle Corp.	6,419	279,162
Symantec Corp.	230	5,664
		792,632
Technology Hardware, Storage & Peripherals - 5.2%
Apple, Inc.	3,709	483,209
EMC Corp.	7,003	184,459
Hewlett-Packard Co.	4,418	147,561
NetApp, Inc.	180	6,012
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - continued
Technology Hardware, Storage & Peripherals - continued
Seagate Technology LLC	1,222	$ 67,992
Western Digital Corp.	1,554	151,297
		1,040,530
TOTAL INFORMATION TECHNOLOGY		3,081,251
MATERIALS - 3.4%
Chemicals - 1.8%
Celanese Corp. Class A	120	8,262
CF Industries Holdings, Inc.	170	53,700
E.I. du Pont de Nemours & Co.	570	40,476
Eastman Chemical Co.	410	31,476
Ecolab, Inc.	285	32,675
Huntsman Corp.	2,875	64,515
LyondellBasell Industries NV Class A	430	43,473
The Dow Chemical Co.	1,585	82,531
The Mosaic Co.	200	9,170
Valspar Corp.	50	4,173
		370,451
Construction Materials - 0.3%
Martin Marietta Materials, Inc.	320	47,683
Containers & Packaging - 0.8%
Avery Dennison Corp.	469	29,036
Ball Corp.	80	5,679
Bemis Co., Inc.	80	3,675
Crown Holdings, Inc. (a)	655	36,215
MeadWestvaco Corp.	603	30,476
Packaging Corp. of America	60	4,151
Rock-Tenn Co. Class A	640	41,690
Sonoco Products Co.	70	3,151
		154,073
Metals & Mining - 0.2%
Barrick Gold Corp.	1,375	16,275
Freeport-McMoRan, Inc.	800	15,720
Newmont Mining Corp.	80	2,179
Nucor Corp.	180	8,514
		42,688
Common Stocks - continued
	Shares	Value
MATERIALS - continued
Paper & Forest Products - 0.3%
Domtar Corp.	500	$ 21,610
International Paper Co.	826	42,812
		64,422
TOTAL MATERIALS		679,317
TELECOMMUNICATION SERVICES - 1.2%
Diversified Telecommunication Services - 1.2%
AT&T, Inc.	3,500	120,890
CenturyLink, Inc.	290	9,640
Verizon Communications, Inc.	2,221	109,806
		240,336
UTILITIES - 2.8%
Electric Utilities - 1.6%
American Electric Power Co., Inc.	1,280	72,051
Duke Energy Corp.	410	31,049
Edison International	190	11,554
Entergy Corp.	600	45,882
Eversource Energy	200	9,850
Exelon Corp.	1,360	46,009
FirstEnergy Corp.	1,240	44,243
Great Plains Energy, Inc.	80	2,086
ITC Holdings Corp.	1,250	44,113
OGE Energy Corp.	80	2,520
Pinnacle West Capital Corp.	60	3,655
		313,012
Gas Utilities - 0.2%
National Fuel Gas Co.	670	43,048
UGI Corp.	100	3,740
		46,788
Independent Power and Renewable Electricity Producers - 0.4%
The AES Corp.	6,603	89,801
Multi-Utilities - 0.6%
Ameren Corp.	190	7,644
Consolidated Edison, Inc.	170	10,513
DTE Energy Co.	90	7,131
Public Service Enterprise Group, Inc.	1,290	54,993
SCANA Corp.	600	31,896
		112,177
Common Stocks - continued
	Shares	Value
UTILITIES - continued
Water Utilities - 0.0%
American Water Works Co., Inc.	110	$ 5,816
TOTAL UTILITIES		567,594
TOTAL COMMON STOCKS (Cost $13,367,348)		18,545,871
U.S. Treasury Obligations - 0.2%
	Principal Amount
U.S. Treasury Bills, yield at date of purchase 0% to 0.02% 7/23/15 to 8/13/15 (c) (Cost $49,999)	$ 50,000	50,000
Money Market Funds - 7.9%
	Shares
SSgA U.S. Treasury Money Market Fund, 0% (b) (Cost $1,588,581)	1,588,581	1,588,581
TOTAL INVESTMENT PORTFOLIO - 99.9% (Cost $15,005,928)		20,184,452
NET OTHER ASSETS (LIABILITIES) - 0.1%		10,216
NET ASSETS - 100%		$ 20,194,668
Futures Contracts
	Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation/ (Depreciation)
Purchased
Equity Index Contracts
13 ICE Russell 1000 Value Index Contracts (United States)	June 2015	$ 1,341,990	$ 27,172

The face value of futures purchased as a percentage of net assets is 6.6%
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end.
(c) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $50,000.
Other Information

The following is a summary of the inputs used, as of May 31, 2015, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 1,724,597	$ 1,724,597	$ -	$ -
Consumer Staples	1,077,121	1,077,121	-	-
Energy	1,503,961	1,503,961	-	-
Financials	4,911,547	4,911,547	-	-
Health Care	2,858,113	2,858,113	-	-
Industrials	1,902,034	1,902,034	-	-
Information Technology	3,081,251	3,081,251	-	-
Materials	679,317	679,317	-	-
Telecommunication Services	240,336	240,336	-	-
Utilities	567,594	567,594	-	-
U.S. Treasury Obligations	50,000	-	50,000	-
Money Market Funds	1,588,581	1,588,581	-	-
Total Investments in Securities:	$ 20,184,452	$ 20,134,452	$ 50,000	$ -
Derivative Instruments:
Assets
Futures Contracts	$ 27,172	$ 27,172	$ -	$ -
Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of May 31, 2015. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Equity Risk
Futures Contracts (a)	$ 27,172	$ -
Total Value of Derivatives	$ 27,172	$ -

(a) Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. Only the period end receivable or payable for daily variation margin and net unrealized appreciation (depreciation) are presented in the Statement of Assets and Liabilities.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	May 31, 2015

Assets
Investment in securities, at value - See accompanying schedule: Unaffiliated issuers (cost $15,005,928)		$ 20,184,452
Receivable for investments sold		13,595
Receivable for fund shares sold		21,534
Dividends receivable		46,328
Prepaid expenses		97
Receivable from investment adviser for expense reductions		843
Other receivables		109
Total assets		20,266,958

Liabilities
Payable to custodian bank	$ 162
Payable for investments purchased	12,520
Payable for fund shares redeemed	2,431
Accrued management fee	8,586
Distribution and service plan fees payable	25
Payable for daily variation margin for derivative instruments	5,200
Other affiliated payables	2,425
Audit fees payable	37,335
Other payables and accrued expenses	3,606
Total liabilities		72,290

Net Assets		$ 20,194,668
Net Assets consist of:
Paid in capital		$ 14,544,668
Undistributed net investment income		98,882
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		345,421
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		5,205,697
Net Assets		$ 20,194,668

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

May 31, 2015

Value Multi-Manager: Net Asset Value, offering price and redemption price per share ($17,234,834 ÷ 1,162,384 shares)	$ 14.83

Class F: Net Asset Value, offering price and redemption price per share ($2,717,436 ÷ 182,731 shares)	$ 14.87

Class L: Net Asset Value, offering price and redemption price per share ($121,432 ÷ 8,191 shares)	$ 14.83

Class N: Net Asset Value, offering price and redemption price per share ($120,966 ÷ 8,168 shares)	$ 14.81

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended May 31, 2015

Investment Income
Dividends: Unaffiliated issuers		$ 387,420
Interest		6
Total income		387,426

Expenses
Management fee	$ 98,396
Transfer agent fees	20,479
Distribution and service plan fees	289
Accounting fees and expenses	7,367
Custodian fees and expenses	14,680
Independent trustees' compensation	211
Registration fees	38,983
Audit	52,807
Legal	122
Miscellaneous	168
Total expenses before reductions	233,502
Expense reductions	(51,896)	181,606
Net investment income (loss)		205,820
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	1,110,296
Foreign currency transactions	(10)
Futures contracts	75,150
Total net realized gain (loss)		1,185,436
Change in net unrealized appreciation (depreciation) on: Investment securities	449,247
Assets and liabilities in foreign currencies	(9)
Futures contracts	(32,391)
Total change in net unrealized appreciation (depreciation)		416,847
Net gain (loss)		1,602,283
Net increase (decrease) in net assets resulting from operations		$ 1,808,103

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended May 31, 2015	Year ended May 31, 2014
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 205,820	$ 177,751
Net realized gain (loss)	1,185,436	1,536,621
Change in net unrealized appreciation (depreciation)	416,847	1,545,579
Net increase (decrease) in net assets resulting from operations	1,808,103	3,259,951
Distributions to shareholders from net investment income	(185,286)	(174,043)
Distributions to shareholders from net realized gain	(1,691,874)	(979,457)
Total distributions	(1,877,160)	(1,153,500)
Share transactions - net increase (decrease)	942,602	1,153,126
Total increase (decrease) in net assets	873,545	3,259,577

Net Assets
Beginning of period	19,321,123	16,061,546
End of period (including undistributed net investment income of $98,882 and undistributed net investment income of $78,453, respectively)	$ 20,194,668	$ 19,321,123

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Value Multi-Manager

Years ended May 31,	2015	2014	2013	2012E
Selected Per-Share Data
Net asset value, beginning of period	$ 14.93	$ 13.32	$ 10.65	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.16	.14	.17	.08
Net realized and unrealized gain (loss)	1.23	2.37	2.92	.59
Total from investment operations	1.39	2.51	3.09	.67
Distributions from net investment income	(.15)	(.14)	(.16)	(.02)
Distributions from net realized gain	(1.35)	(.77)	(.26)	-
Total distributions	(1.49)I	(.90)H	(.42)	(.02)
Net asset value, end of period	$ 14.83	$ 14.93	$ 13.32	$ 10.65
Total ReturnB, C	9.78%	19.66%	29.71%	6.71%
Ratios to Average Net Assets F
Expenses before reductions	1.25%	1.32%	1.30%	1.62%A
Expenses net of fee waivers, if any	.97%	.97%	.97%	.97%A
Expenses net of all reductions	.97%	.97%	.97%	.97%A
Net investment income (loss)	1.08%	.97%	1.43%	1.41%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 17,235	$ 17,565	$ 15,774	$ 11,031
Portfolio turnover rateG	36%	59%	30%	14% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E For the period November 16, 2011 (commencement of operations) to May 31, 2012.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. Fees and expenses of the Underlying Funds are not included in the class annualized ratios. The class indirectly bears its proportionate share of the expenses of the Underlying Funds.

G Amount does not include the portfolio activity of any Underlying Funds.

H Total distributions of $.90 per share is comprised of distributions from net investment income of $.137 and distributions from net realized gain of $.766 per share.

I Total distributions of $1.49 per share is comprised of distributions from net investment income of $.147 and distributions from net realized gain of $.1.346 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class F

Years ended May 31,	2015	2014	2013E
Selected Per-Share Data
Net asset value, beginning of period	$ 14.96	$ 13.33	$ 11.91
Income from Investment Operations
Net investment income (loss) D	.17	.15	.08
Net realized and unrealized gain (loss)	1.23	2.38	1.62
Total from investment operations	1.40	2.53	1.70
Distributions from net investment income	(.15)	(.14)	(.10)
Distributions from net realized gain	(1.35)	(.77)	(.18)
Total distributions	(1.49)I	(.90)H	(.28)
Net asset value, end of period	$ 14.87	$ 14.96	$ 13.33
Total ReturnB, C	9.83%	19.81%	14.61%
Ratios to Average Net Assets F
Expenses before reductions	1.11%	1.26%	.98%A
Expenses net of fee waivers, if any	.87%	.87%	.87%A
Expenses net of all reductions	.87%	.87%	.87%A
Net investment income (loss)	1.18%	1.07%	1.40%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,717	$ 1,535	$ 287
Portfolio turnover rateG	36%	59%	30%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E For the period December 18, 2012 (commencement of sale of shares) to May 31, 2013.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. Fees and expenses of the Underlying Funds are not included in the class annualized ratios. The class indirectly bears its proportionate share of the expenses of the Underlying Funds.

G Amount does not include the portfolio activity of any Underlying Funds.

H Total distributions of $.90 per share is comprised of distributions from net investment income of $.137 and distributions from net realized gain of $.766 per share.

I Total distributions of $1.49 per share is comprised of distributions from net investment income of $.147 and distributions from net realized gain of $.1.346 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class L

Years ended May 31,	2015	2014E
Selected Per-Share Data
Net asset value, beginning of period	$ 14.93	$ 14.03
Income from Investment Operations
Net investment income (loss) D	.16	.08
Net realized and unrealized gain (loss)	1.23	1.38
Total from investment operations	1.39	1.46
Distributions from net investment income	(.15)	(.08)
Distributions from net realized gain	(1.35)	(.48)
Total distributions	(1.49)H	(.56)
Net asset value, end of period	$ 14.83	$ 14.93
Total ReturnB, C	9.78%	10.65%
Ratios to Average Net Assets F
Expenses before reductions	1.22%	1.37%A
Expenses net of fee waivers, if any	.97%	.97%A
Expenses net of all reductions	.97%	.97%A
Net investment income (loss)	1.08%	.97%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 121	$ 111
Portfolio turnover rateG	36%	59%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E For the period November 12, 2013 (commencement of sale of shares) to May 31, 2014.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. Fees and expenses of the Underlying Funds are not included in the class annualized ratios. The class indirectly bears its proportionate share of the expenses of the Underlying Funds.

G Amount does not include the portfolio activity of any Underlying Funds.

H Total distributions of $1.49 per share is comprised of distributions from net investment income of $.147 and distributions from net realized gain of $.1.346 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class N

Years ended May 31,	2015	2014E
Selected Per-Share Data
Net asset value, beginning of period	$ 14.92	$ 14.03
Income from Investment Operations
Net investment income (loss) D	.12	.06
Net realized and unrealized gain (loss)	1.23	1.38
Total from investment operations	1.35	1.44
Distributions from net investment income	(.11)	(.07)
Distributions from net realized gain	(1.35)	(.48)
Total distributions	(1.46)	(.55)
Net asset value, end of period	$ 14.81	$ 14.92
Total ReturnB, C	9.44%	10.54%
Ratios to Average Net Assets F
Expenses before reductions	1.47%	1.63%A
Expenses net of fee waivers, if any	1.22%	1.22%A
Expenses net of all reductions	1.22%	1.22%A
Net investment income (loss)	.83%	.72%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 121	$ 111
Portfolio turnover rateG	36%	59%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E For the period November 12, 2013 (commencement of sale of shares) to May 31, 2014.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. Fees and expenses of the Underlying Funds are not included in the class annualized ratios. The class indirectly bears its proportionate share of the expenses of the Underlying Funds.

G Amount does not include the portfolio activity of any Underlying Funds.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended May 31, 2015

1. Organization.

Strategic Advisers Value Multi-Manager Fund (the Fund) is a non-diversified fund of Fidelity Rutland Square Trust II (the Trust), and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust. The Fund is available only to certain employer-sponsored retirement plans and Fidelity brokerage or mutual fund accounts. The Fund commenced sale of Class L and Class N shares on November 12, 2013. The Fund offers Value Multi-Manager, Class F, Class L and Class N shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

2. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Strategic Advisers, Inc. (Strategic Advisers) Fair Value Committee (the Committee). In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

Annual Report

2. Significant Accounting Policies - continued

Investment Valuation - continued

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. U.S. government and government agency obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Annual Report

Notes to Financial Statements - continued

2. Significant Accounting Policies - continued

Investment Valuation - continued

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy. If an unaffiliated open-end mutual fund's NAV is unavailable, shares of that fund may be valued by another method that the Board believes reflects fair value in accordance with the Board's fair value pricing policies and is categorized as Level 2 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of May 31, 2015 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Underlying Funds, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized

Annual Report

2. Significant Accounting Policies - continued

Investment Transactions and Income - continued

gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Strategic Advisers funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of May 31, 2015, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Annual Report

Notes to Financial Statements - continued

2. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to futures contracts, foreign currency transactions, passive foreign investment companies (PFIC), deferred trustees compensation and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 5,330,560
Gross unrealized depreciation	(183,851)
Net unrealized appreciation (depreciation) on securities and other investments	$ 5,146,711

Tax Cost	$ 15,037,741

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 117,436
Undistributed long-term capital gain	$ 385,962
Net unrealized appreciation (depreciation)	$ 5,146,711

The tax character of distributions paid was as follows:

	May 31, 2015	May 31, 2014
Ordinary Income	$ 594,942	$ 313,890
Long-term Capital Gains	1,282,218	839,610
Total	$ 1,877,160	$ 1,153,500

Annual Report

2. Significant Accounting Policies - continued

New Accounting Pronouncement. In June 2014, the Financial Accounting Standards Board issued Accounting Standard Update No. 2014-11, Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures (the Update). The Update amends the accounting for certain repurchase agreements and expands disclosure requirements for reverse repurchase agreements, securities lending and other similar transactions. The disclosure requirements are effective for annual and interim reporting periods beginning after December 15, 2014. Management is currently evaluating the impact of the Update on the Fund's financial statements and related disclosures.

3. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risks:

Equity Risk

Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade.

Annual Report

Notes to Financial Statements - continued

3. Derivative Instruments - continued

Risk Exposures and the Use of Derivative Instruments - continued

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin for derivative instruments in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts." The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end and is representative of volume of activity during the period. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments.

During the period the Fund recognized net realized gain (loss) of $75,150 and a change in net unrealized appreciation (depreciation) of $(32,391) related to its investment in futures contracts. These amounts are included in the Statement of Operations.

4. Purchases and Sales of Investments.

Purchases and sales of securities (including the Underlying Fund shares), other than short-term securities, aggregated $6,302,710 and $6,447,380, respectively.

Annual Report

5. Fees and Other Transactions with Affiliates.

Management Fee. Strategic Advisers (the investment adviser) provides the Fund with investment management related services. For these services, the Fund pays a monthly management fee to the investment adviser. The management fee is calculated by adding the annual management fee rate of .30% of the Fund's average net assets throughout the month payable to the investment adviser to the aggregate of the fee rates, payable monthly, to the Fund's sub-advisers. The Fund's maximum aggregate management fee will not exceed 1.00% of the Fund's average net assets. For the reporting period, the total annual management fee rate was .52% of the Fund's average net assets.

Sub-Advisers. Aristotle Capital Management, LLC, Brandywine Global Investment Management, LLC, Cohen & Steers Capital Management Inc. (through July 18, 2014), LSV Asset Management and Robeco Investment Management, Inc. (d/b/a Boston Partners) each served as a sub-adviser for the Fund during the period. Sub-advisers provide discretionary investment advisory services for their allocated portion of the Fund's assets and are paid by the investment adviser and not the Fund for providing these services.

Pyramis Global Advisors, LLC (Pyramis), an affiliate of the investment adviser, has been retained to serve as a sub-adviser for the Fund. As of the date of the report, however, Pyramis has not been allocated any portion of the Fund's assets. Pyramis in the future may provide discretionary investment advisory services for an allocated portion of the Fund's assets and will be paid by the investment adviser for providing these services.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Class N pays Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, a Service Fee based on an annual percentage of Class N's average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Service Fee rate, total service fees and amounts retained by FDC were as follows:

	Service Fee	Total Fees	Retained by FDC
Class N	.25%	$ 289	$ 289

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class F. Each class, except for Class F, does not directly pay transfer agent fees with respect to the portion of its

Annual Report

Notes to Financial Statements - continued

5. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

assets invested in Underlying Funds,excluding ETFs. FIIOC receives no fees for providing transfer agency services to Class F. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each applicable class were as follows:

	Amount	% of Average Net Assets
Value Multi-Manager	$ 20,263.12
Class L	108.09
Class N	108.09
	$ 20,479

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The fee is based on the level of average net assets for each month.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $28 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Expense Reductions.

The investment adviser has contractually agreed to reimburse Value Multi-Manager, Class L and Class N to the extent that annual operating expenses exceed certain levels of average net assets as noted in the table below. This reimbursement will remain in place through July 31, 2016. In addition, the investment adviser has voluntarily agreed to reimburse Class F to the extent that annual operating expenses exceed certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, including commitment fees, are excluded from these reimbursements. The following classes of the Fund were in reimbursement during the period:

Annual Report

7. Expense Reductions - continued

	Expense Limitations	Reimbursement
Value Multi-Manager	.97%	$ 46,050
Class F	.87%	5,262
Class L	.97%	291
Class N	1.22%	293

8. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended May 31,	2015	2014 A
From net investment income
Value Multi-Manager	$ 163,845	$ 165,869
Class F	19,477	7,140
Class L	1,124	535
Class N	840	499
Total	$ 185,286	$ 174,043
From net realized gain
Value Multi-Manager	$ 1,500,491	$ 929,562
Class F	170,949	43,039
Class L	10,221	3,428
Class N	10,213	3,428
Total	$ 1,691,874	$ 979,457

A Distributions for Class L and Class N are for the period November 12, 2013 (commencement of sale of shares) to May 31, 2014.

9. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between funds:

	Shares		Dollars
Years ended May 31,	2015	2014 A	2015	2014 A
Value Multi-Manager
Shares sold	183,481	143,452	$ 2,671,024	$ 2,006,824
Reinvestment of distributions	114,344	80,671	1,664,336	1,095,431
Shares redeemed	(311,753)	(231,760)	(4,582,240)	(3,292,988)
Net increase (decrease)	(13,928)	(7,637)	$ (246,880)	$ (190,733)
Class F
Shares sold	81,488	87,401	$ 1,188,352	$ 1,226,690
Reinvestment of distributions	13,060	3,634	190,426	50,179
Shares redeemed	(14,431)	(9,974)	(211,694)	(140,900)
Net increase (decrease)	80,117	81,061	$ 1,167,084	$ 1,135,969

Annual Report

Notes to Financial Statements - continued

9. Share Transactions - continued

	Shares		Dollars
Years ended May 31,	2015	2014 A	2015	2014 A
Class L
Shares sold	-	7,127	$ -	$ 100,000
Reinvestment of distributions	780	284	11,345	3,963
Net increase (decrease)	780	7,411	$ 11,345	$ 103,963
Class N
Shares sold	-	7,128	$ -	$ 100,000
Reinvestment of distributions	759	281	11,053	3,927
Net increase (decrease)	759	7,409	$ 11,053	$ 103,927

A Share transactions for Class L and Class N are for the period November 12, 2013 (commencement of sale of shares) to May 31, 2014.

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, the investment adviser or its affiliates were the owners of record of 70% of the total outstanding shares of the Fund.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Rutland Square Trust II and the Shareholders of Strategic Advisers Value Multi-Manager Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Strategic Advisers Value Multi-Manager Fund (a fund of Fidelity Rutland Square Trust II) at May 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Strategic Advisers Value Multi-Manager Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 2015 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

July 20, 2015

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. If the interests of the fund and an underlying Fidelity fund were to diverge, a conflict of interest could arise and affect how the Trustees and Member of the Advisory Board fulfill their fiduciary duties to the affected funds. Strategic Advisers has structured the fund to avoid these potential conflicts, although there may be situations where a conflict of interest is unavoidable. In such instances, Strategic Advisers, the Trustees, and Member of the Advisory Board would take reasonable steps to minimize and, if possible, eliminate the conflict. Each of the Trustees oversees 18 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. The officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee may also engage professional search firms to help identify potential Independent Trustee candidates with experience, qualifications, attributes, and skills consistent with the Statement of Policy. Additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, may be considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

Annual Report

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Roger T. Servison is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ralph F. Cox serves as the lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees asset allocation funds. Other boards oversee Fidelity's investment-grade bond, money market, and asset allocation funds and Fidelity's equity and high income funds. The fund may invest in Fidelity funds overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues.

The Trustees primarily operate as a full Board, but also operate in committees, to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board has charged Strategic Advisers and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through Strategic Advisers, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. Board oversight of different aspects of the fund's activities is exercised primarily through the full Board, but also through the Audit and Compliance Committee. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate. The responsibilities of each committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

Trustees and Officers - continued

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-835-5095.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Roger T. Servison (1945)
Year of Election or Appointment: 2006 Trustee Chairman of the Board of Trustees

Mr. Servison also serves as Trustee of other funds. Mr. Servison serves as President of Strategic New Business Development for Fidelity Investments and serves as a Director of Strategic Advisers (investment adviser firm). Previously, Mr. Servison oversaw Fidelity Investments Life Insurance Company (2005-2006) and Strategic Advisers (2005-2007). Mr. Servison also served as President and a Director of Fidelity Brokerage Services (Japan), LLC (1994-2004).

Derek L. Young (1964)
Year of Election or Appointment: 2012 Trustee

Mr. Young also serves as Trustee or an officer of other funds. He is President and a Director of Strategic Advisers, Inc. (investment adviser firm, 2011-present), President of Fidelity Global Asset Allocation (GAA) (2011-present), and Vice Chairman of Pyramis Global Advisors, LLC (investment adviser firm, 2011-present). Previously, Mr. Young served as Chief Investment Officer of GAA (2009-2011) and as a portfolio manager.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with Strategic Advisers.

Annual Report

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Peter C. Aldrich (1944)
Year of Election or Appointment: 2006 Trustee

Mr. Aldrich also serves as Trustee of other funds. Mr. Aldrich is a Director of the National Bureau of Economic Research and a Director of the funds of BlackRock Realty Group (2006-present). Previously, Mr. Aldrich served as a Trustee for the Fidelity Rutland Square Trust (2005-2010), a Managing Member of Poseidon, LLC (foreign private investment, 1998-2004), and Chairman and Managing Member of AEGIS, LLC (foreign private investment, 1997-2004). Mr. Aldrich also served as Faculty Chairman of The Research Council on Global Investment of The Conference Board (business and professional education non-profit, 1999-2004). Mr. Aldrich is a Member of the Boards of Trustees of the Museum of Fine Arts Boston and Massachusetts Eye and Ear Infirmary and an Overseer of the Longy School of Music.

Amy Butte Liebowitz (1968)
Year of Election or Appointment: 2011 Trustee

Ms. Butte Liebowitz also serves as Trustee of other funds. Ms. Butte Liebowitz was the founder and Chief Executive Officer of TILE Financial (financial internet service, 2008-2012). Previously, Ms. Butte Liebowitz served as the Chief Financial Officer and member of the Board of Directors of MF Global (broker-dealer, 2006-2008), and Chief Financial Officer and Executive Vice President of the New York Stock Exchange (2004-2006). Ms. Butte Liebowitz is a member of the Boards of Directors of Accion International and the New York Women's Forum, as well as an alumna of the World Economic Forum's Young Global Leader program.

Ralph F. Cox (1932)
Year of Election or Appointment: 2006 Trustee

Mr. Cox also serves as Trustee of other funds. Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Mr. Cox is a Director of Abraxas Petroleum (exploration and production). Mr. Cox is a member of the Advisory Boards of the Business and Engineering Schools of Texas A&M University and the Engineering School of University of Texas at Austin. Previously, Mr. Cox served as a Trustee for the Fidelity Rutland Square Trust (2005-2010) and as an Advisory Director of CH2M Hill Companies (engineering, 1981-2011). Mr. Ralph F. Cox and Mr. Howard E. Cox, Jr. are not related.

Mary C. Farrell (1949)
Year of Election or Appointment: 2013 Trustee

Ms. Farrell also serves as Trustee or Member of the Advisory Board of other funds. Ms. Farrell is a Director of the W.R. Berkley Corporation (insurance provider) and President (2009-present) and Director (2006-present) of the Howard Gilman Foundation (charitable organization). Previously, Ms. Farrell was Managing Director and Chief Investment Strategist at UBS Wealth Management USA and Co-Head of UBS Wealth Management Investment Strategy & Research Group (2003-2005). Ms. Farrell also served as Investment Strategist at PaineWebber (1982-2000) and UBS PaineWebber (2000-2002). Ms. Farrell also serves as Trustee on the Board of Overseers of the New York University Stern School of Business, and as Chairman of the Board of Trustees of Yale-New Haven Hospital.

Karen Kaplan (1960)
Year of Election or Appointment: 2006 Trustee

Ms. Kaplan also serves as Trustee of other funds. Ms. Kaplan is Chief Executive Officer (2013-present) and President (2007-present) of Hill Holliday (advertising and specialized marketing). Ms. Kaplan is a Director of Vera Bradley (2012-present), Member of the Board of Governors of the Chief Executives' Club of Boston (2010-present), Chairman (2012-2014) and Member (2006-present) of the Executive Committee of the Greater Boston Chamber of Commerce, Member of the Board of Directors of Jobs for Massachusetts (2012-present), Member of the National Association of Corporate Directors Chapter (2012-present), and Member of the Board of Directors of the Post Office Square Trust (2012-present). She is also a member of the Clinton Global Initiative, an action oriented community of the most effective CEOs, heads of state, Nobel Prize winners, and non-governmental leaders in the world. Previously, Ms. Kaplan served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010), Director of DSM (dba Dental and DentaQuest) (2004-2014), Member of the Board of Directors of the Massachusetts Conference for Women (2008-2014), President of the Massachusetts Women's Forum (2008-2010), Treasurer of the Massachusetts Women's Forum (2002-2006), Vice Chair of the Board of the Massachusetts Society for the Prevention of Cruelty to Children (2003-2010), Director of United Way of Massachusetts Bay (2004-2006), Director of ADVO (direct mail marketing, 2003-2007), and Director of Tweeter Home Entertainment Group (2006-2007).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Trustees and Officers - continued

Advisory Board Member and Officers:

Correspondence intended for each officer and Howard E. Cox, Jr. may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation
Howard E. Cox, Jr. (1944)
Year of Election or Appointment: 2009 Member of the Advisory Board

Mr. Cox also serves as Member of the Advisory Board of other funds. Mr. Cox is a Member of the Advisory Board of Devonshire Investors (2009-present). Mr. Cox serves as an Advisory Partner of Greylock (venture capital) and a Director of Stryker Corporation (medical products and services). Previously, Mr. Cox served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010) and a Member of the Secretary of Defense's Business Board of Directors (2008-2010). Mr. Howard E. Cox, Jr. and Mr. Ralph F. Cox are not related.

Elizabeth Paige Baumann (1968)
Year of Election or Appointment: 2012 Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (diversified financial services company, 2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Brian Blackburn (1975)
Year of Election or Appointment: 2014 Assistant Secretary
Mr. Blackburn also serves as an officer of other funds. Mr. Blackburn serves as Vice President & Associate General Counsel (2013-present) and is an employee of Fidelity Investments (2007-present).
Jonathan Davis (1968)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)
Year of Election or Appointment: 2011 Vice President and Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)
Year of Election or Appointment: 2012 Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John Hitt (1967)
Year of Election or Appointment: 2014 Secretary and Chief Legal Officer

Mr. Hitt also serves as an officer of other funds. Mr. Hitt serves as Senior Vice President and Deputy General Counsel in Fidelity's Asset Management Group (2010-present) and is an employee of Fidelity Investments.

Kenneth B. Robins (1969)
Year of Election or Appointment: 2010 President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Nicholas E. Steck (1964)
Year of Election or Appointment: 2009 Chief Financial Officer

Mr. Steck also serves as Chief Financial Officer of other funds. Mr. Steck serves as Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2008-present) and is an employee of Fidelity Investments. During the period 2002 to 2009, Mr. Steck served as a Compliance Officer of FMR (investment adviser firm), Fidelity Investments Money Management, Inc. (investment adviser firm), FMR LLC (diversified financial management company), Fidelity Research & Analysis (U.K.) Inc. (investment adviser firm), Fidelity Management & Research (Hong Kong) Limited (investment adviser firm), and Fidelity Management & Research (Japan) Inc. (investment adviser firm).

Bruce Treff (1966)
Year of Election or Appointment: 2013 Chief Compliance Officer

Mr. Treff also serves as Compliance Officer of other funds. Mr. Treff serves as Senior Vice President of Asset Management Compliance (2013-present). Prior to joining Fidelity Investments, Mr. Treff served as Managing Director of Citibank, N.A. (2005-2013).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Strategic Advisers Value Multi-Manager Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Class F	07/13/15	07/10/15	$0.072	$0.296

The fund hereby designates as a capital gain dividend with respect to the taxable year ended May 31 2015, $965,206, or, if subsequently determined to be different, the net capital gain of such year.

Class F designates 46% and 64% of the dividends distributed in July and December, respectively during the fiscal year as qualifying for the dividend-received deduction for corporate shareholders.

Class F designates 55% and 70% of the dividends distributed in July and December, respectively during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2016 of amounts for use in preparing 2015 income tax returns.

Annual Report

Investment Adviser

Strategic Advisers, Inc.
Boston, MA

Investment Sub-Advisers

Aristotle Capital Management, LLC

Brandywine Global Investment
Management, LLC

LSV Asset Management

Pyramis Global Advisors, LLC

Robeco Investment Management, Inc.

(d/b/a Boston Partners)

General Distributor

Fidelity Distributors Corporation
Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

State Street Bank and Trust Company

Boston, MA

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
245 Summer St., Boston, MA 02210
www.fidelity.com

MMV-F-ANN-0715
1.951454.102

Strategic Advisers®
Value Multi-Manager Fund
Class L and Class N

Annual Report

May 31, 2015

(Fidelity Cover Art)

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)

To view a fund's proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-835-5095 (plan participants) or 1-877-208-0098 (Advisors and Investment Professionals) to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2015 FMR LLC. All rights reserved.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended May 31, 2015	Past 1 year	Life of fund A
Class L B	9.78%	18.40%
Class N C	9.44%	18.26%

A From November 16, 2011.

B The initial offering of Class L shares took place on November 12, 2013. Returns prior to November 12, 2013, are those of Strategic Advisers® Value Multi-Manager Fund, the original class of the fund.

C Class N shares bear a 0.25% 12b-1 fee. The initial offering of Class N shares took place on November 12, 2013. Returns prior to November 12, 2013, are those of Strategic Advisers® Value Multi-Manager Fund, the original class of the fund, which has no 12b-1 fee. Had Class N's 12b-1 fee been reflected, returns prior to November 12, 2013, would have been lower.

Annual Report

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Strategic Advisers Value Multi-Manager Fund - Class L on November 16, 2011, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the Russell 1000® Value Index performed over the same period. See footnote B above for additional information regarding the performance of Class L.

Annual Report

Management's Discussion of Fund Performance

Market Recap: The U.S. equity market hit fresh new highs in extending its bull run during the 12 months ending May 31, 2015, as stocks continued to hold appeal over bonds amid a supportive cyclical backdrop and low, but rising market interest rates. The S&P 500® Index returned 11.81%, continuing its climb despite pockets of higher volatility along the way. Growth stocks broadly outperformed value-oriented names on prospects for accelerated U.S. economic growth. Accordingly, the tech-stock-heavy and growth-oriented Nasdaq Composite Index® rose 20.89%. The Russell 2000® Index advanced 11.32%, as small-caps rallied in the latter half of the period, partly due to their lower exposure to global-growth headwinds and the stronger dollar. Sector performance was broadly positive but varied greatly, as the effects on profitability from lower oil prices and a stronger greenback helped disperse returns across and within sectors. Within the broad S&P 500®, health care (+27%) led the way, lifted by strong product innovation and merger-and-acquisition activity. Information technology (+19%) and consumer discretionary (+18%) also had a strong year. On the other end of the spectrum, energy (-15%) was the sole sector to lose ground, reflecting a sharp drop in crude oil prices beginning in mid-2014, due to weaker global demand and a U.S. supply boom.

Comments from Portfolio Manager John Stone: For the year, the Fund's share classes outpaced the 9.03% gain of the Russell 1000® Value Index. (For specific class-level results, please see the Performance section of this report.) The Fund's outperformance of the benchmark was primarily the result of beneficial overall sector positioning and strong stock selection by several underlying managers. Managers that contributed the most to relative performance were sub-advisers LSV Asset Management and Brandywine Global Investment Management. LSV's valuation emphasis and tilt toward mid-cap stocks helped it outpace the benchmark, as did picks in consumer staples, industrials and health care. Brandywine, meanwhile, benefited from overweighting information technology, which included a meaningful out-of-benchmark stake in strong-performing Apple. Elsewhere, sub-adviser Robeco Investment Management (doing business as Boston Partners) also contributed, led by favorable positioning in technology, an overweighting in consumer discretionary and stock choices in consumer staples and health care. On the downside, sub-adviser Cohen & Steers Capital Management was the only detractor among the Fund's managers and its negative impact was minimal. During the period, we reallocated all assets away from Cohen & Steers and redeployed them into Brandywine and LSV.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (December 1, 2014 to May 31, 2015).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition to the direct expenses incurred by the Fund presented in the table, as a shareholder of the underlying mutual funds (the Underlying Funds), the Fund also indirectly bears its proportionate share of the expenses of the Underlying Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition to the direct expenses incurred by the Fund presented in the table, as a shareholder of the Underlying Funds, the Fund also indirectly bears its proportionate share of the expenses of the Underlying Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Annual Report

	Annualized Expense RatioB	Beginning Account Value December 1, 2014	Ending Account Value May 31, 2015	Expenses Paid During Period* December 1, 2014 to May 31, 2015
Value Multi-Manager	.97%
Actual		$ 1,000.00	$ 1,030.00	$ 4.91
HypotheticalA		$ 1,000.00	$ 1,020.09	$ 4.89
Class F	.87%
Actual		$ 1,000.00	$ 1,030.60	$ 4.40
HypotheticalA		$ 1,000.00	$ 1,020.59	$ 4.38
Class L	.97%
Actual		$ 1,000.00	$ 1,030.70	$ 4.91
HypotheticalA		$ 1,000.00	$ 1,020.09	$ 4.89
Class N	1.22%
Actual		$ 1,000.00	$ 1,029.20	$ 6.17
HypotheticalA		$ 1,000.00	$ 1,018.85	$ 6.14

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). The fees and expenses of the Underlying Funds in which the Fund invests are not included in each class annualized expense ratio.

Annual Report

Investment Changes (Unaudited)

The information in the following tables is based on the direct investments of the Fund.
Top Ten Holdings as of May 31, 2015
(excluding cash equivalents)	% of fund's net assets	% of fund's net assets 6 months ago
JPMorgan Chase & Co.	3.0	2.8
Wells Fargo & Co.	2.4	2.9
Apple, Inc.	2.4	2.5
Pfizer, Inc.	2.1	1.5
Microsoft Corp.	2.0	2.0
Johnson & Johnson	1.6	1.2
Citigroup, Inc.	1.5	1.6
Cisco Systems, Inc.	1.5	1.4
Bank of America Corp.	1.5	1.3
Exxon Mobil Corp.	1.4	2.0
	19.4
Top Five Market Sectors as of May 31, 2015
(Stocks Only)	% of fund's net assets	% of fund's net assets 6 months ago
Financials	24.3	24.3
Information Technology	15.3	15.6
Health Care	14.2	12.3
Industrials	9.4	8.8
Consumer Discretionary	8.5	8.9
Asset Allocation (% of fund's net assets)
As of May 31, 2015	As of November 30, 2014
Common Stocks 91.8%	Common Stocks 93.3%
Short-Term Investments and Net Other Assets (Liabilities) 8.2%	Short-Term Investments and Net Other Assets (Liabilities) 6.7%

Asset allocations of equity funds in the pie charts reflect the categorizations of assets as defined by Morningstar as of the reporting dates indicated above.

Annual Report

Investments May 31, 2015

Showing Percentage of Net Assets

Common Stocks - 91.8%
	Shares	Value
CONSUMER DISCRETIONARY - 8.5%
Auto Components - 0.9%
Autoliv, Inc.	300	$ 37,831
BorgWarner, Inc.	30	1,805
Johnson Controls, Inc.	520	27,050
Lear Corp.	915	106,158
		172,844
Automobiles - 0.6%
Ford Motor Co.	5,200	78,884
General Motors Co.	1,050	37,769
Harley-Davidson, Inc.	80	4,279
		120,932
Diversified Consumer Services - 0.0%
Apollo Education Group, Inc. Class A (non-vtg.) (a)	204	3,382
Hotels, Restaurants & Leisure - 0.6%
Brinker International, Inc.	400	22,072
Carnival Corp. unit	340	15,752
Hyatt Hotels Corp. Class A (a)	30	1,724
McDonald's Corp.	550	52,762
Royal Caribbean Cruises Ltd.	130	9,877
Six Flags Entertainment Corp.	467	22,818
Wyndham Worldwide Corp.	50	4,246
		129,251
Household Durables - 0.7%
Lennar Corp. Class A	1,343	62,624
Newell Rubbermaid, Inc.	220	8,697
PulteGroup, Inc.	210	4,028
Toll Brothers, Inc. (a)	100	3,617
Whirlpool Corp.	340	62,645
		141,611
Media - 3.7%
CBS Corp. Class B	240	14,813
Comcast Corp. Class A	581	33,965
DIRECTV (a)	1,210	110,158
Gannett Co., Inc.	1,380	49,390
Liberty Broadband Corp. Class C (a)	314	16,793
Liberty Global PLC Class C (a)	1,458	78,368
Liberty Media Corp.:
Class A (a)	215	8,238
Class C (a)	686	26,041
News Corp. Class A (a)	220	3,333
Common Stocks - continued
	Shares	Value
CONSUMER DISCRETIONARY - continued
Media - continued
Omnicom Group, Inc.	413	$ 30,781
Scripps Networks Interactive, Inc. Class A	308	20,639
Starz Series A (a)	1,300	54,548
Time Warner Cable, Inc.	400	72,356
Time Warner, Inc.	1,775	149,952
Time, Inc.	431	9,702
Viacom, Inc. Class B (non-vtg.)	900	60,192
		739,269
Multiline Retail - 1.2%
Dillard's, Inc. Class A	320	37,123
Kohl's Corp.	960	62,870
Macy's, Inc.	1,503	100,626
Nordstrom, Inc.	140	10,170
Target Corp.	400	31,728
		242,517
Specialty Retail - 0.8%
AutoNation, Inc. (a)	70	4,369
AutoZone, Inc. (a)	20	13,472
Bed Bath & Beyond, Inc. (a)	110	7,845
Dick's Sporting Goods, Inc.	10	537
Foot Locker, Inc.	80	5,056
GameStop Corp. Class A	40	1,736
Gap, Inc.	1,147	43,965
Home Depot, Inc.	771	85,905
Penske Automotive Group, Inc.	70	3,613
Staples, Inc.	160	2,634
		169,132
Textiles, Apparel & Luxury Goods - 0.0%
Coach, Inc.	160	5,659
TOTAL CONSUMER DISCRETIONARY		1,724,597
CONSUMER STAPLES - 5.3%
Beverages - 0.2%
Coca-Cola Enterprises, Inc.	200	8,846
Diageo PLC sponsored ADR	364	40,389
		49,235
Food & Staples Retailing - 2.0%
CVS Health Corp.	1,190	121,832
Common Stocks - continued
	Shares	Value
CONSUMER STAPLES - continued
Food & Staples Retailing - continued
Kroger Co.	800	$ 58,240
Wal-Mart Stores, Inc.	2,160	160,423
Walgreens Boots Alliance, Inc.	790	67,814
		408,309
Food Products - 2.3%
Archer Daniels Midland Co.	1,600	84,560
Bunge Ltd.	600	55,536
Campbell Soup Co.	180	8,701
General Mills, Inc.	480	26,952
Ingredion, Inc.	640	52,461
Kellogg Co.	200	12,554
Mondelez International, Inc.	1,090	45,333
Pilgrim's Pride Corp.	150	3,837
The Hershey Co.	350	32,501
Tyson Foods, Inc. Class A	2,428	103,069
Unilever NV (NY Reg.)	1,130	48,251
		473,755
Household Products - 0.2%
Energizer Holdings, Inc.	40	5,668
Kimberly-Clark Corp.	290	31,569
		37,237
Personal Products - 0.2%
Coty, Inc. Class A	1,390	34,653
Tobacco - 0.4%
Philip Morris International, Inc.	890	73,932
TOTAL CONSUMER STAPLES		1,077,121
ENERGY - 7.4%
Energy Equipment & Services - 0.7%
Baker Hughes, Inc.	230	14,826
Ensco PLC Class A	700	16,450
Halliburton Co.	1,576	71,550
Helmerich & Payne, Inc.	400	29,196
Noble Corp.	700	11,725
Paragon Offshore PLC	233	387
Parker Drilling Co. (a)	2,100	7,119
		151,253
Common Stocks - continued
	Shares	Value
ENERGY - continued
Oil, Gas & Consumable Fuels - 6.7%
Anadarko Petroleum Corp.	354	$ 29,598
Apache Corp.	500	29,920
Canadian Natural Resources Ltd.	1,312	40,491
Chevron Corp.	1,620	166,860
ConocoPhillips Co.	700	44,576
Devon Energy Corp.	310	20,218
Energen Corp.	381	26,365
EOG Resources, Inc.	541	47,981
EQT Corp.	179	15,228
Exxon Mobil Corp.	3,330	283,716
Hess Corp.	400	27,008
Marathon Oil Corp.	1,100	29,909
Marathon Petroleum Corp.	1,072	110,909
Murphy Oil Corp.	500	21,730
Occidental Petroleum Corp.	948	74,124
Phillips 66 Co.	2,588	204,763
Pioneer Natural Resources Co.	202	29,862
QEP Resources, Inc.	1,150	21,655
Rice Energy, Inc. (a)	304	6,667
Tesoro Corp.	50	4,425
Valero Energy Corp.	1,970	116,703
		1,352,708
TOTAL ENERGY		1,503,961
FINANCIALS - 24.3%
Banks - 11.6%
Banco Santander SA (Spain) sponsored ADR	5,314	37,729
Bank of America Corp.	18,065	298,073
BB&T Corp.	1,802	71,125
BOK Financial Corp.	146	9,443
Citigroup, Inc.	5,777	312,420
Comerica, Inc.	140	6,853
Commerce Bancshares, Inc.	75	3,346
East West Bancorp, Inc.	20	858
Fifth Third Bancorp	3,227	65,314
First Republic Bank	751	45,473
Huntington Bancshares, Inc.	3,330	37,063
JPMorgan Chase & Co.	9,083	597,480
KeyCorp	2,600	37,908
M&T Bank Corp.	320	38,682
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Banks - continued
Mitsubishi UFJ Financial Group, Inc. sponsored ADR	5,091	$ 37,521
Peoples United Financial, Inc.	180	2,801
PNC Financial Services Group, Inc.	1,210	115,785
Regions Financial Corp.	1,060	10,695
SunTrust Banks, Inc.	1,310	55,911
U.S. Bancorp	1,250	53,888
Wells Fargo & Co.	8,799	492,392
		2,330,760
Capital Markets - 2.3%
Ameriprise Financial, Inc.	540	67,279
Bank of New York Mellon Corp.	870	37,723
BlackRock, Inc. Class A	130	47,551
Eaton Vance Corp. (non-vtg.)	70	2,842
Franklin Resources, Inc.	480	24,437
Goldman Sachs Group, Inc.	500	103,095
Invesco Ltd.	340	13,542
Morgan Stanley	1,990	76,018
Northern Trust Corp.	160	11,928
State Street Corp.	940	73,254
T. Rowe Price Group, Inc.	150	12,104
		469,773
Consumer Finance - 2.5%
Ally Financial, Inc. (a)	1,434	32,509
American Express Co.	820	65,370
Capital One Financial Corp.	2,817	235,389
Discover Financial Services	2,383	138,857
Navient Corp.	1,400	26,978
Santander Consumer U.S.A. Holdings, Inc.	50	1,225
		500,328
Diversified Financial Services - 0.8%
Berkshire Hathaway, Inc. Class B (a)	1,107	158,301
The NASDAQ OMX Group, Inc.	100	5,175
Voya Financial, Inc.	130	5,890
		169,366
Insurance - 6.8%
ACE Ltd.	792	84,332
AFLAC, Inc.	950	59,109
Alleghany Corp. (a)	20	9,507
Allstate Corp.	2,181	146,825
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Insurance - continued
American Financial Group, Inc.	660	$ 41,910
American International Group, Inc.	2,108	123,550
Aon PLC	308	31,176
Arch Capital Group Ltd. (a)	70	4,472
Assurant, Inc.	460	30,291
Assured Guaranty Ltd.	100	2,859
Axis Capital Holdings Ltd.	640	35,226
Cincinnati Financial Corp.	80	4,046
Everest Re Group Ltd.	240	43,562
Hartford Financial Services Group, Inc.	1,040	42,754
HCC Insurance Holdings, Inc.	110	6,290
Lincoln National Corp.	1,300	74,113
Loews Corp.	210	8,425
Markel Corp. (a)	10	7,728
MetLife, Inc.	1,894	98,980
PartnerRe Ltd.	300	39,429
Principal Financial Group, Inc.	230	11,889
Progressive Corp.	340	9,296
Prudential Financial, Inc.	1,364	115,408
Reinsurance Group of America, Inc.	60	5,613
The Chubb Corp.	870	84,825
The Travelers Companies, Inc.	1,699	171,803
Torchmark Corp.	280	15,980
Unum Group	1,190	41,602
W.R. Berkley Corp.	70	3,430
XL Group PLC Class A	697	26,263
		1,380,693
Real Estate Investment Trusts - 0.1%
American Homes 4 Rent Class A	909	15,171
Thrifts & Mortgage Finance - 0.2%
New York Community Bancorp, Inc.	340	6,032
Radian Group, Inc.	2,200	39,424
		45,456
TOTAL FINANCIALS		4,911,547
HEALTH CARE - 14.2%
Biotechnology - 1.8%
Amgen, Inc.	1,070	167,198
Common Stocks - continued
	Shares	Value
HEALTH CARE - continued
Biotechnology - continued
Gilead Sciences, Inc.	1,239	$ 139,103
United Therapeutics Corp. (a)	300	55,116
		361,417
Health Care Equipment & Supplies - 2.0%
Baxter International, Inc.	1,370	91,256
Medtronic PLC	2,264	172,788
St. Jude Medical, Inc.	220	16,225
Zimmer Holdings, Inc.	1,019	116,258
		396,527
Health Care Providers & Services - 4.1%
Aetna, Inc.	1,200	141,564
Anthem, Inc.	1,209	202,931
Cigna Corp.	946	133,225
Express Scripts Holding Co. (a)	836	72,849
HCA Holdings, Inc. (a)	240	19,639
Humana, Inc.	120	25,758
Omnicare, Inc.	436	41,546
Quest Diagnostics, Inc.	462	34,756
UnitedHealth Group, Inc.	1,270	152,667
		824,935
Pharmaceuticals - 6.3%
AbbVie, Inc.	2,133	142,036
Johnson & Johnson	3,201	320,548
Merck & Co., Inc.	4,413	268,708
Novartis AG sponsored ADR	450	46,229
Pfizer, Inc.	12,335	428,641
Shire PLC sponsored ADR	80	20,812
Teva Pharmaceutical Industries Ltd. sponsored ADR	803	48,260
		1,275,234
TOTAL HEALTH CARE		2,858,113
INDUSTRIALS - 9.4%
Aerospace & Defense - 3.9%
Engility Holdings, Inc.	66	1,843
General Dynamics Corp.	865	121,238
Honeywell International, Inc.	636	66,271
Huntington Ingalls Industries, Inc.	20	2,480
L-3 Communications Holdings, Inc.	460	54,193
Common Stocks - continued
	Shares	Value
INDUSTRIALS - continued
Aerospace & Defense - continued
Lockheed Martin Corp.	608	$ 114,426
Northrop Grumman Corp.	620	98,692
Raytheon Co.	1,193	123,189
Rockwell Collins, Inc.	110	10,471
Textron, Inc.	140	6,331
The Boeing Co.	400	56,208
United Technologies Corp.	1,140	133,574
		788,916
Air Freight & Logistics - 0.5%
FedEx Corp.	600	103,932
Airlines - 0.5%
Alaska Air Group, Inc.	110	7,110
Delta Air Lines, Inc.	1,493	64,080
Southwest Airlines Co.	50	1,853
United Continental Holdings, Inc. (a)	559	30,516
		103,559
Building Products - 0.0%
Owens Corning	70	2,965
Commercial Services & Supplies - 0.4%
ADT Corp.	90	3,283
Deluxe Corp.	700	44,681
Pitney Bowes, Inc.	70	1,530
R.R. Donnelley & Sons Co.	1,500	28,770
Republic Services, Inc.	50	2,015
		80,279
Electrical Equipment - 0.3%
Eaton Corp. PLC	240	17,182
Emerson Electric Co.	490	29,552
Rockwell Automation, Inc.	70	8,602
		55,336
Industrial Conglomerates - 1.3%
General Electric Co.	9,623	262,419
Machinery - 2.0%
AGCO Corp.	500	25,390
Caterpillar, Inc.	400	34,128
Crane Co.	226	13,680
Cummins, Inc.	130	17,622
Deere & Co.	1,344	125,906
Illinois Tool Works, Inc.	455	42,693
Common Stocks - continued
	Shares	Value
INDUSTRIALS - continued
Machinery - continued
Ingersoll-Rand PLC	473	$ 32,533
Lincoln Electric Holdings, Inc.	40	2,688
Oshkosh Corp.	880	44,141
PACCAR, Inc.	200	12,712
Parker Hannifin Corp.	120	14,452
Pentair PLC	10	640
Snap-On, Inc.	40	6,216
Stanley Black & Decker, Inc.	120	12,293
Timken Co.	200	7,820
Xylem, Inc.	100	3,657
		396,571
Professional Services - 0.0%
Dun & Bradstreet Corp.	20	2,559
Manpower, Inc.	40	3,386
		5,945
Road & Rail - 0.3%
AMERCO	10	3,290
CSX Corp.	760	25,901
Norfolk Southern Corp.	240	22,080
Ryder System, Inc.	30	2,750
Union Pacific Corp.	140	14,127
		68,148
Trading Companies & Distributors - 0.2%
Aircastle Ltd.	1,400	33,964
TOTAL INDUSTRIALS		1,902,034
INFORMATION TECHNOLOGY - 15.3%
Communications Equipment - 2.2%
Brocade Communications Systems, Inc.	3,599	44,502
Cisco Systems, Inc.	10,507	307,960
Harris Corp.	873	69,159
Juniper Networks, Inc.	230	6,394
QUALCOMM, Inc.	120	8,362
		436,377
Electronic Equipment & Components - 1.4%
Arrow Electronics, Inc. (a)	80	4,863
Avnet, Inc.	160	7,042
Corning, Inc.	3,000	62,760
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - continued
Electronic Equipment & Components - continued
Jabil Circuit, Inc.	10	$ 246
TE Connectivity Ltd.	2,323	160,287
Tech Data Corp. (a)	600	37,872
Vishay Intertechnology, Inc.	1,300	16,926
		289,996
Internet Software & Services - 0.3%
eBay, Inc. (a)	904	55,469
IT Services - 0.7%
Accenture PLC Class A	340	32,654
Amdocs Ltd.	800	43,880
Computer Sciences Corp.	120	8,232
Teradata Corp. (a)	80	3,115
The Western Union Co.	300	6,585
Xerox Corp.	4,740	54,131
		148,597
Semiconductors & Semiconductor Equipment - 1.6%
Intel Corp.	5,520	190,219
Lam Research Corp.	90	7,403
NVIDIA Corp.	440	9,737
NXP Semiconductors NV (a)	308	34,573
ON Semiconductor Corp. (a)	1,488	19,731
Texas Instruments, Inc.	874	48,874
Xilinx, Inc.	150	7,113
		317,650
Software - 3.9%
Activision Blizzard, Inc.	1,645	41,553
Adobe Systems, Inc. (a)	700	55,363
CA Technologies, Inc.	250	7,613
Microsoft Corp.	8,606	403,277
Oracle Corp.	6,419	279,162
Symantec Corp.	230	5,664
		792,632
Technology Hardware, Storage & Peripherals - 5.2%
Apple, Inc.	3,709	483,209
EMC Corp.	7,003	184,459
Hewlett-Packard Co.	4,418	147,561
NetApp, Inc.	180	6,012
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - continued
Technology Hardware, Storage & Peripherals - continued
Seagate Technology LLC	1,222	$ 67,992
Western Digital Corp.	1,554	151,297
		1,040,530
TOTAL INFORMATION TECHNOLOGY		3,081,251
MATERIALS - 3.4%
Chemicals - 1.8%
Celanese Corp. Class A	120	8,262
CF Industries Holdings, Inc.	170	53,700
E.I. du Pont de Nemours & Co.	570	40,476
Eastman Chemical Co.	410	31,476
Ecolab, Inc.	285	32,675
Huntsman Corp.	2,875	64,515
LyondellBasell Industries NV Class A	430	43,473
The Dow Chemical Co.	1,585	82,531
The Mosaic Co.	200	9,170
Valspar Corp.	50	4,173
		370,451
Construction Materials - 0.3%
Martin Marietta Materials, Inc.	320	47,683
Containers & Packaging - 0.8%
Avery Dennison Corp.	469	29,036
Ball Corp.	80	5,679
Bemis Co., Inc.	80	3,675
Crown Holdings, Inc. (a)	655	36,215
MeadWestvaco Corp.	603	30,476
Packaging Corp. of America	60	4,151
Rock-Tenn Co. Class A	640	41,690
Sonoco Products Co.	70	3,151
		154,073
Metals & Mining - 0.2%
Barrick Gold Corp.	1,375	16,275
Freeport-McMoRan, Inc.	800	15,720
Newmont Mining Corp.	80	2,179
Nucor Corp.	180	8,514
		42,688
Common Stocks - continued
	Shares	Value
MATERIALS - continued
Paper & Forest Products - 0.3%
Domtar Corp.	500	$ 21,610
International Paper Co.	826	42,812
		64,422
TOTAL MATERIALS		679,317
TELECOMMUNICATION SERVICES - 1.2%
Diversified Telecommunication Services - 1.2%
AT&T, Inc.	3,500	120,890
CenturyLink, Inc.	290	9,640
Verizon Communications, Inc.	2,221	109,806
		240,336
UTILITIES - 2.8%
Electric Utilities - 1.6%
American Electric Power Co., Inc.	1,280	72,051
Duke Energy Corp.	410	31,049
Edison International	190	11,554
Entergy Corp.	600	45,882
Eversource Energy	200	9,850
Exelon Corp.	1,360	46,009
FirstEnergy Corp.	1,240	44,243
Great Plains Energy, Inc.	80	2,086
ITC Holdings Corp.	1,250	44,113
OGE Energy Corp.	80	2,520
Pinnacle West Capital Corp.	60	3,655
		313,012
Gas Utilities - 0.2%
National Fuel Gas Co.	670	43,048
UGI Corp.	100	3,740
		46,788
Independent Power and Renewable Electricity Producers - 0.4%
The AES Corp.	6,603	89,801
Multi-Utilities - 0.6%
Ameren Corp.	190	7,644
Consolidated Edison, Inc.	170	10,513
DTE Energy Co.	90	7,131
Public Service Enterprise Group, Inc.	1,290	54,993
SCANA Corp.	600	31,896
		112,177
Common Stocks - continued
	Shares	Value
UTILITIES - continued
Water Utilities - 0.0%
American Water Works Co., Inc.	110	$ 5,816
TOTAL UTILITIES		567,594
TOTAL COMMON STOCKS (Cost $13,367,348)		18,545,871
U.S. Treasury Obligations - 0.2%
	Principal Amount
U.S. Treasury Bills, yield at date of purchase 0% to 0.02% 7/23/15 to 8/13/15 (c) (Cost $49,999)	$ 50,000	50,000
Money Market Funds - 7.9%
	Shares
SSgA U.S. Treasury Money Market Fund, 0% (b) (Cost $1,588,581)	1,588,581	1,588,581
TOTAL INVESTMENT PORTFOLIO - 99.9% (Cost $15,005,928)		20,184,452
NET OTHER ASSETS (LIABILITIES) - 0.1%		10,216
NET ASSETS - 100%		$ 20,194,668
Futures Contracts
	Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation/ (Depreciation)
Purchased
Equity Index Contracts
13 ICE Russell 1000 Value Index Contracts (United States)	June 2015	$ 1,341,990	$ 27,172

The face value of futures purchased as a percentage of net assets is 6.6%
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end.
(c) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $50,000.
Other Information

The following is a summary of the inputs used, as of May 31, 2015, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 1,724,597	$ 1,724,597	$ -	$ -
Consumer Staples	1,077,121	1,077,121	-	-
Energy	1,503,961	1,503,961	-	-
Financials	4,911,547	4,911,547	-	-
Health Care	2,858,113	2,858,113	-	-
Industrials	1,902,034	1,902,034	-	-
Information Technology	3,081,251	3,081,251	-	-
Materials	679,317	679,317	-	-
Telecommunication Services	240,336	240,336	-	-
Utilities	567,594	567,594	-	-
U.S. Treasury Obligations	50,000	-	50,000	-
Money Market Funds	1,588,581	1,588,581	-	-
Total Investments in Securities:	$ 20,184,452	$ 20,134,452	$ 50,000	$ -
Derivative Instruments:
Assets
Futures Contracts	$ 27,172	$ 27,172	$ -	$ -
Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of May 31, 2015. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Equity Risk
Futures Contracts (a)	$ 27,172	$ -
Total Value of Derivatives	$ 27,172	$ -

(a) Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. Only the period end receivable or payable for daily variation margin and net unrealized appreciation (depreciation) are presented in the Statement of Assets and Liabilities.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	May 31, 2015

Assets
Investment in securities, at value - See accompanying schedule: Unaffiliated issuers (cost $15,005,928)		$ 20,184,452
Receivable for investments sold		13,595
Receivable for fund shares sold		21,534
Dividends receivable		46,328
Prepaid expenses		97
Receivable from investment adviser for expense reductions		843
Other receivables		109
Total assets		20,266,958

Liabilities
Payable to custodian bank	$ 162
Payable for investments purchased	12,520
Payable for fund shares redeemed	2,431
Accrued management fee	8,586
Distribution and service plan fees payable	25
Payable for daily variation margin for derivative instruments	5,200
Other affiliated payables	2,425
Audit fees payable	37,335
Other payables and accrued expenses	3,606
Total liabilities		72,290

Net Assets		$ 20,194,668
Net Assets consist of:
Paid in capital		$ 14,544,668
Undistributed net investment income		98,882
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		345,421
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		5,205,697
Net Assets		$ 20,194,668

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

May 31, 2015

Value Multi-Manager: Net Asset Value, offering price and redemption price per share ($17,234,834 ÷ 1,162,384 shares)	$ 14.83

Class F: Net Asset Value, offering price and redemption price per share ($2,717,436 ÷ 182,731 shares)	$ 14.87

Class L: Net Asset Value, offering price and redemption price per share ($121,432 ÷ 8,191 shares)	$ 14.83

Class N: Net Asset Value, offering price and redemption price per share ($120,966 ÷ 8,168 shares)	$ 14.81

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended May 31, 2015

Investment Income
Dividends: Unaffiliated issuers		$ 387,420
Interest		6
Total income		387,426

Expenses
Management fee	$ 98,396
Transfer agent fees	20,479
Distribution and service plan fees	289
Accounting fees and expenses	7,367
Custodian fees and expenses	14,680
Independent trustees' compensation	211
Registration fees	38,983
Audit	52,807
Legal	122
Miscellaneous	168
Total expenses before reductions	233,502
Expense reductions	(51,896)	181,606
Net investment income (loss)		205,820
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	1,110,296
Foreign currency transactions	(10)
Futures contracts	75,150
Total net realized gain (loss)		1,185,436
Change in net unrealized appreciation (depreciation) on: Investment securities	449,247
Assets and liabilities in foreign currencies	(9)
Futures contracts	(32,391)
Total change in net unrealized appreciation (depreciation)		416,847
Net gain (loss)		1,602,283
Net increase (decrease) in net assets resulting from operations		$ 1,808,103

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended May 31, 2015	Year ended May 31, 2014
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 205,820	$ 177,751
Net realized gain (loss)	1,185,436	1,536,621
Change in net unrealized appreciation (depreciation)	416,847	1,545,579
Net increase (decrease) in net assets resulting from operations	1,808,103	3,259,951
Distributions to shareholders from net investment income	(185,286)	(174,043)
Distributions to shareholders from net realized gain	(1,691,874)	(979,457)
Total distributions	(1,877,160)	(1,153,500)
Share transactions - net increase (decrease)	942,602	1,153,126
Total increase (decrease) in net assets	873,545	3,259,577

Net Assets
Beginning of period	19,321,123	16,061,546
End of period (including undistributed net investment income of $98,882 and undistributed net investment income of $78,453, respectively)	$ 20,194,668	$ 19,321,123

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Value Multi-Manager

Years ended May 31,	2015	2014	2013	2012E
Selected Per-Share Data
Net asset value, beginning of period	$ 14.93	$ 13.32	$ 10.65	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.16	.14	.17	.08
Net realized and unrealized gain (loss)	1.23	2.37	2.92	.59
Total from investment operations	1.39	2.51	3.09	.67
Distributions from net investment income	(.15)	(.14)	(.16)	(.02)
Distributions from net realized gain	(1.35)	(.77)	(.26)	-
Total distributions	(1.49)I	(.90)H	(.42)	(.02)
Net asset value, end of period	$ 14.83	$ 14.93	$ 13.32	$ 10.65
Total ReturnB, C	9.78%	19.66%	29.71%	6.71%
Ratios to Average Net Assets F
Expenses before reductions	1.25%	1.32%	1.30%	1.62%A
Expenses net of fee waivers, if any	.97%	.97%	.97%	.97%A
Expenses net of all reductions	.97%	.97%	.97%	.97%A
Net investment income (loss)	1.08%	.97%	1.43%	1.41%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 17,235	$ 17,565	$ 15,774	$ 11,031
Portfolio turnover rateG	36%	59%	30%	14% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E For the period November 16, 2011 (commencement of operations) to May 31, 2012.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. Fees and expenses of the Underlying Funds are not included in the class annualized ratios. The class indirectly bears its proportionate share of the expenses of the Underlying Funds.

G Amount does not include the portfolio activity of any Underlying Funds.

H Total distributions of $.90 per share is comprised of distributions from net investment income of $.137 and distributions from net realized gain of $.766 per share.

I Total distributions of $1.49 per share is comprised of distributions from net investment income of $.147 and distributions from net realized gain of $.1.346 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class F

Years ended May 31,	2015	2014	2013E
Selected Per-Share Data
Net asset value, beginning of period	$ 14.96	$ 13.33	$ 11.91
Income from Investment Operations
Net investment income (loss) D	.17	.15	.08
Net realized and unrealized gain (loss)	1.23	2.38	1.62
Total from investment operations	1.40	2.53	1.70
Distributions from net investment income	(.15)	(.14)	(.10)
Distributions from net realized gain	(1.35)	(.77)	(.18)
Total distributions	(1.49)I	(.90)H	(.28)
Net asset value, end of period	$ 14.87	$ 14.96	$ 13.33
Total ReturnB, C	9.83%	19.81%	14.61%
Ratios to Average Net Assets F
Expenses before reductions	1.11%	1.26%	.98%A
Expenses net of fee waivers, if any	.87%	.87%	.87%A
Expenses net of all reductions	.87%	.87%	.87%A
Net investment income (loss)	1.18%	1.07%	1.40%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,717	$ 1,535	$ 287
Portfolio turnover rateG	36%	59%	30%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E For the period December 18, 2012 (commencement of sale of shares) to May 31, 2013.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. Fees and expenses of the Underlying Funds are not included in the class annualized ratios. The class indirectly bears its proportionate share of the expenses of the Underlying Funds.

G Amount does not include the portfolio activity of any Underlying Funds.

H Total distributions of $.90 per share is comprised of distributions from net investment income of $.137 and distributions from net realized gain of $.766 per share.

I Total distributions of $1.49 per share is comprised of distributions from net investment income of $.147 and distributions from net realized gain of $.1.346 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class L

Years ended May 31,	2015	2014E
Selected Per-Share Data
Net asset value, beginning of period	$ 14.93	$ 14.03
Income from Investment Operations
Net investment income (loss) D	.16	.08
Net realized and unrealized gain (loss)	1.23	1.38
Total from investment operations	1.39	1.46
Distributions from net investment income	(.15)	(.08)
Distributions from net realized gain	(1.35)	(.48)
Total distributions	(1.49)H	(.56)
Net asset value, end of period	$ 14.83	$ 14.93
Total ReturnB, C	9.78%	10.65%
Ratios to Average Net Assets F
Expenses before reductions	1.22%	1.37%A
Expenses net of fee waivers, if any	.97%	.97%A
Expenses net of all reductions	.97%	.97%A
Net investment income (loss)	1.08%	.97%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 121	$ 111
Portfolio turnover rateG	36%	59%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E For the period November 12, 2013 (commencement of sale of shares) to May 31, 2014.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. Fees and expenses of the Underlying Funds are not included in the class annualized ratios. The class indirectly bears its proportionate share of the expenses of the Underlying Funds.

G Amount does not include the portfolio activity of any Underlying Funds.

H Total distributions of $1.49 per share is comprised of distributions from net investment income of $.147 and distributions from net realized gain of $.1.346 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class N

Years ended May 31,	2015	2014E
Selected Per-Share Data
Net asset value, beginning of period	$ 14.92	$ 14.03
Income from Investment Operations
Net investment income (loss) D	.12	.06
Net realized and unrealized gain (loss)	1.23	1.38
Total from investment operations	1.35	1.44
Distributions from net investment income	(.11)	(.07)
Distributions from net realized gain	(1.35)	(.48)
Total distributions	(1.46)	(.55)
Net asset value, end of period	$ 14.81	$ 14.92
Total ReturnB, C	9.44%	10.54%
Ratios to Average Net Assets F
Expenses before reductions	1.47%	1.63%A
Expenses net of fee waivers, if any	1.22%	1.22%A
Expenses net of all reductions	1.22%	1.22%A
Net investment income (loss)	.83%	.72%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 121	$ 111
Portfolio turnover rateG	36%	59%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E For the period November 12, 2013 (commencement of sale of shares) to May 31, 2014.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. Fees and expenses of the Underlying Funds are not included in the class annualized ratios. The class indirectly bears its proportionate share of the expenses of the Underlying Funds.

G Amount does not include the portfolio activity of any Underlying Funds.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended May 31, 2015

1. Organization.

Strategic Advisers Value Multi-Manager Fund (the Fund) is a non-diversified fund of Fidelity Rutland Square Trust II (the Trust), and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust. The Fund is available only to certain employer-sponsored retirement plans and Fidelity brokerage or mutual fund accounts. The Fund commenced sale of Class L and Class N shares on November 12, 2013. The Fund offers Value Multi-Manager, Class F, Class L and Class N shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

2. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Strategic Advisers, Inc. (Strategic Advisers) Fair Value Committee (the Committee). In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

Annual Report

2. Significant Accounting Policies - continued

Investment Valuation - continued

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. U.S. government and government agency obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Annual Report

Notes to Financial Statements - continued

2. Significant Accounting Policies - continued

Investment Valuation - continued

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy. If an unaffiliated open-end mutual fund's NAV is unavailable, shares of that fund may be valued by another method that the Board believes reflects fair value in accordance with the Board's fair value pricing policies and is categorized as Level 2 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of May 31, 2015 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Underlying Funds, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized

Annual Report

2. Significant Accounting Policies - continued

Investment Transactions and Income - continued

gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Strategic Advisers funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of May 31, 2015, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Annual Report

Notes to Financial Statements - continued

2. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to futures contracts, foreign currency transactions, passive foreign investment companies (PFIC), deferred trustees compensation and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 5,330,560
Gross unrealized depreciation	(183,851)
Net unrealized appreciation (depreciation) on securities and other investments	$ 5,146,711

Tax Cost	$ 15,037,741

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 117,436
Undistributed long-term capital gain	$ 385,962
Net unrealized appreciation (depreciation)	$ 5,146,711

The tax character of distributions paid was as follows:

	May 31, 2015	May 31, 2014
Ordinary Income	$ 594,942	$ 313,890
Long-term Capital Gains	1,282,218	839,610
Total	$ 1,877,160	$ 1,153,500

Annual Report

2. Significant Accounting Policies - continued

New Accounting Pronouncement. In June 2014, the Financial Accounting Standards Board issued Accounting Standard Update No. 2014-11, Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures (the Update). The Update amends the accounting for certain repurchase agreements and expands disclosure requirements for reverse repurchase agreements, securities lending and other similar transactions. The disclosure requirements are effective for annual and interim reporting periods beginning after December 15, 2014. Management is currently evaluating the impact of the Update on the Fund's financial statements and related disclosures.

3. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risks:

Equity Risk

Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade.

Annual Report

Notes to Financial Statements - continued

3. Derivative Instruments - continued

Risk Exposures and the Use of Derivative Instruments - continued

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin for derivative instruments in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts." The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end and is representative of volume of activity during the period. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments.

During the period the Fund recognized net realized gain (loss) of $75,150 and a change in net unrealized appreciation (depreciation) of $(32,391) related to its investment in futures contracts. These amounts are included in the Statement of Operations.

4. Purchases and Sales of Investments.

Purchases and sales of securities (including the Underlying Fund shares), other than short-term securities, aggregated $6,302,710 and $6,447,380, respectively.

Annual Report

5. Fees and Other Transactions with Affiliates.

Management Fee. Strategic Advisers (the investment adviser) provides the Fund with investment management related services. For these services, the Fund pays a monthly management fee to the investment adviser. The management fee is calculated by adding the annual management fee rate of .30% of the Fund's average net assets throughout the month payable to the investment adviser to the aggregate of the fee rates, payable monthly, to the Fund's sub-advisers. The Fund's maximum aggregate management fee will not exceed 1.00% of the Fund's average net assets. For the reporting period, the total annual management fee rate was .52% of the Fund's average net assets.

Sub-Advisers. Aristotle Capital Management, LLC, Brandywine Global Investment Management, LLC, Cohen & Steers Capital Management Inc. (through July 18, 2014), LSV Asset Management and Robeco Investment Management, Inc. (d/b/a Boston Partners) each served as a sub-adviser for the Fund during the period. Sub-advisers provide discretionary investment advisory services for their allocated portion of the Fund's assets and are paid by the investment adviser and not the Fund for providing these services.

Pyramis Global Advisors, LLC (Pyramis), an affiliate of the investment adviser, has been retained to serve as a sub-adviser for the Fund. As of the date of the report, however, Pyramis has not been allocated any portion of the Fund's assets. Pyramis in the future may provide discretionary investment advisory services for an allocated portion of the Fund's assets and will be paid by the investment adviser for providing these services.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Class N pays Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, a Service Fee based on an annual percentage of Class N's average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Service Fee rate, total service fees and amounts retained by FDC were as follows:

	Service Fee	Total Fees	Retained by FDC
Class N	.25%	$ 289	$ 289

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class F. Each class, except for Class F, does not directly pay transfer agent fees with respect to the portion of its

Annual Report

Notes to Financial Statements - continued

5. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

assets invested in Underlying Funds,excluding ETFs. FIIOC receives no fees for providing transfer agency services to Class F. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each applicable class were as follows:

	Amount	% of Average Net Assets
Value Multi-Manager	$ 20,263.12
Class L	108.09
Class N	108.09
	$ 20,479

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The fee is based on the level of average net assets for each month.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $28 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Expense Reductions.

The investment adviser has contractually agreed to reimburse Value Multi-Manager, Class L and Class N to the extent that annual operating expenses exceed certain levels of average net assets as noted in the table below. This reimbursement will remain in place through July 31, 2016. In addition, the investment adviser has voluntarily agreed to reimburse Class F to the extent that annual operating expenses exceed certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, including commitment fees, are excluded from these reimbursements. The following classes of the Fund were in reimbursement during the period:

Annual Report

7. Expense Reductions - continued

	Expense Limitations	Reimbursement
Value Multi-Manager	.97%	$ 46,050
Class F	.87%	5,262
Class L	.97%	291
Class N	1.22%	293

8. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended May 31,	2015	2014 A
From net investment income
Value Multi-Manager	$ 163,845	$ 165,869
Class F	19,477	7,140
Class L	1,124	535
Class N	840	499
Total	$ 185,286	$ 174,043
From net realized gain
Value Multi-Manager	$ 1,500,491	$ 929,562
Class F	170,949	43,039
Class L	10,221	3,428
Class N	10,213	3,428
Total	$ 1,691,874	$ 979,457

A Distributions for Class L and Class N are for the period November 12, 2013 (commencement of sale of shares) to May 31, 2014.

9. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between funds:

	Shares		Dollars
Years ended May 31,	2015	2014 A	2015	2014 A
Value Multi-Manager
Shares sold	183,481	143,452	$ 2,671,024	$ 2,006,824
Reinvestment of distributions	114,344	80,671	1,664,336	1,095,431
Shares redeemed	(311,753)	(231,760)	(4,582,240)	(3,292,988)
Net increase (decrease)	(13,928)	(7,637)	$ (246,880)	$ (190,733)
Class F
Shares sold	81,488	87,401	$ 1,188,352	$ 1,226,690
Reinvestment of distributions	13,060	3,634	190,426	50,179
Shares redeemed	(14,431)	(9,974)	(211,694)	(140,900)
Net increase (decrease)	80,117	81,061	$ 1,167,084	$ 1,135,969

Annual Report

Notes to Financial Statements - continued

9. Share Transactions - continued

	Shares		Dollars
Years ended May 31,	2015	2014 A	2015	2014 A
Class L
Shares sold	-	7,127	$ -	$ 100,000
Reinvestment of distributions	780	284	11,345	3,963
Net increase (decrease)	780	7,411	$ 11,345	$ 103,963
Class N
Shares sold	-	7,128	$ -	$ 100,000
Reinvestment of distributions	759	281	11,053	3,927
Net increase (decrease)	759	7,409	$ 11,053	$ 103,927

A Share transactions for Class L and Class N are for the period November 12, 2013 (commencement of sale of shares) to May 31, 2014.

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, the investment adviser or its affiliates were the owners of record of 70% of the total outstanding shares of the Fund.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Rutland Square Trust II and the Shareholders of Strategic Advisers Value Multi-Manager Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Strategic Advisers Value Multi-Manager Fund (a fund of Fidelity Rutland Square Trust II) at May 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Strategic Advisers Value Multi-Manager Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 2015 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

July 20, 2015

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. If the interests of the fund and an underlying Fidelity fund were to diverge, a conflict of interest could arise and affect how the Trustees and Member of the Advisory Board fulfill their fiduciary duties to the affected funds. Strategic Advisers has structured the fund to avoid these potential conflicts, although there may be situations where a conflict of interest is unavoidable. In such instances, Strategic Advisers, the Trustees, and Member of the Advisory Board would take reasonable steps to minimize and, if possible, eliminate the conflict. Each of the Trustees oversees 18 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. The officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee may also engage professional search firms to help identify potential Independent Trustee candidates with experience, qualifications, attributes, and skills consistent with the Statement of Policy. Additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, may be considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

Annual Report

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Roger T. Servison is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ralph F. Cox serves as the lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees asset allocation funds. Other boards oversee Fidelity's investment-grade bond, money market, and asset allocation funds and Fidelity's equity and high income funds. The fund may invest in Fidelity funds overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues.

The Trustees primarily operate as a full Board, but also operate in committees, to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board has charged Strategic Advisers and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through Strategic Advisers, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. Board oversight of different aspects of the fund's activities is exercised primarily through the full Board, but also through the Audit and Compliance Committee. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate. The responsibilities of each committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

Trustees and Officers - continued

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-835-5095 (plan participants) or 1-877-208-0098 (Advisers and Investment Professionals).

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Roger T. Servison (1945)
Year of Election or Appointment: 2006 Trustee Chairman of the Board of Trustees

Mr. Servison also serves as Trustee of other funds. Mr. Servison serves as President of Strategic New Business Development for Fidelity Investments and serves as a Director of Strategic Advisers (investment adviser firm). Previously, Mr. Servison oversaw Fidelity Investments Life Insurance Company (2005-2006) and Strategic Advisers (2005-2007). Mr. Servison also served as President and a Director of Fidelity Brokerage Services (Japan), LLC (1994-2004).

Derek L. Young (1964)
Year of Election or Appointment: 2012 Trustee

Mr. Young also serves as Trustee or an officer of other funds. He is President and a Director of Strategic Advisers, Inc. (investment adviser firm, 2011-present), President of Fidelity Global Asset Allocation (GAA) (2011-present), and Vice Chairman of Pyramis Global Advisors, LLC (investment adviser firm, 2011-present). Previously, Mr. Young served as Chief Investment Officer of GAA (2009-2011) and as a portfolio manager.

Annual Report

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with Strategic Advisers.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Peter C. Aldrich (1944)
Year of Election or Appointment: 2006 Trustee

Mr. Aldrich also serves as Trustee of other funds. Mr. Aldrich is a Director of the National Bureau of Economic Research and a Director of the funds of BlackRock Realty Group (2006-present). Previously, Mr. Aldrich served as a Trustee for the Fidelity Rutland Square Trust (2005-2010), a Managing Member of Poseidon, LLC (foreign private investment, 1998-2004), and Chairman and Managing Member of AEGIS, LLC (foreign private investment, 1997-2004). Mr. Aldrich also served as Faculty Chairman of The Research Council on Global Investment of The Conference Board (business and professional education non-profit, 1999-2004). Mr. Aldrich is a Member of the Boards of Trustees of the Museum of Fine Arts Boston and Massachusetts Eye and Ear Infirmary and an Overseer of the Longy School of Music.

Amy Butte Liebowitz (1968)
Year of Election or Appointment: 2011 Trustee

Ms. Butte Liebowitz also serves as Trustee of other funds. Ms. Butte Liebowitz was the founder and Chief Executive Officer of TILE Financial (financial internet service, 2008-2012). Previously, Ms. Butte Liebowitz served as the Chief Financial Officer and member of the Board of Directors of MF Global (broker-dealer, 2006-2008), and Chief Financial Officer and Executive Vice President of the New York Stock Exchange (2004-2006). Ms. Butte Liebowitz is a member of the Boards of Directors of Accion International and the New York Women's Forum, as well as an alumna of the World Economic Forum's Young Global Leader program.

Ralph F. Cox (1932)
Year of Election or Appointment: 2006 Trustee

Mr. Cox also serves as Trustee of other funds. Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Mr. Cox is a Director of Abraxas Petroleum (exploration and production). Mr. Cox is a member of the Advisory Boards of the Business and Engineering Schools of Texas A&M University and the Engineering School of University of Texas at Austin. Previously, Mr. Cox served as a Trustee for the Fidelity Rutland Square Trust (2005-2010) and as an Advisory Director of CH2M Hill Companies (engineering, 1981-2011). Mr. Ralph F. Cox and Mr. Howard E. Cox, Jr. are not related.

Mary C. Farrell (1949)
Year of Election or Appointment: 2013 Trustee

Ms. Farrell also serves as Trustee or Member of the Advisory Board of other funds. Ms. Farrell is a Director of the W.R. Berkley Corporation (insurance provider) and President (2009-present) and Director (2006-present) of the Howard Gilman Foundation (charitable organization). Previously, Ms. Farrell was Managing Director and Chief Investment Strategist at UBS Wealth Management USA and Co-Head of UBS Wealth Management Investment Strategy & Research Group (2003-2005). Ms. Farrell also served as Investment Strategist at PaineWebber (1982-2000) and UBS PaineWebber (2000-2002). Ms. Farrell also serves as Trustee on the Board of Overseers of the New York University Stern School of Business, and as Chairman of the Board of Trustees of Yale-New Haven Hospital.

Karen Kaplan (1960)
Year of Election or Appointment: 2006 Trustee

Ms. Kaplan also serves as Trustee of other funds. Ms. Kaplan is Chief Executive Officer (2013-present) and President (2007-present) of Hill Holliday (advertising and specialized marketing). Ms. Kaplan is a Director of Vera Bradley (2012-present), Member of the Board of Governors of the Chief Executives' Club of Boston (2010-present), Chairman (2012-2014) and Member (2006-present) of the Executive Committee of the Greater Boston Chamber of Commerce, Member of the Board of Directors of Jobs for Massachusetts (2012-present), Member of the National Association of Corporate Directors Chapter (2012-present), and Member of the Board of Directors of the Post Office Square Trust (2012-present). She is also a member of the Clinton Global Initiative, an action oriented community of the most effective CEOs, heads of state, Nobel Prize winners, and non-governmental leaders in the world. Previously, Ms. Kaplan served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010), Director of DSM (dba Dental and DentaQuest) (2004-2014), Member of the Board of Directors of the Massachusetts Conference for Women (2008-2014), President of the Massachusetts Women's Forum (2008-2010), Treasurer of the Massachusetts Women's Forum (2002-2006), Vice Chair of the Board of the Massachusetts Society for the Prevention of Cruelty to Children (2003-2010), Director of United Way of Massachusetts Bay (2004-2006), Director of ADVO (direct mail marketing, 2003-2007), and Director of Tweeter Home Entertainment Group (2006-2007).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Trustees and Officers - continued

Advisory Board Member and Officers:

Correspondence intended for each officer and Howard E. Cox, Jr. may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation
Howard E. Cox, Jr. (1944)
Year of Election or Appointment: 2009 Member of the Advisory Board

Mr. Cox also serves as Member of the Advisory Board of other funds. Mr. Cox is a Member of the Advisory Board of Devonshire Investors (2009-present). Mr. Cox serves as an Advisory Partner of Greylock (venture capital) and a Director of Stryker Corporation (medical products and services). Previously, Mr. Cox served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010) and a Member of the Secretary of Defense's Business Board of Directors (2008-2010). Mr. Howard E. Cox, Jr. and Mr. Ralph F. Cox are not related.

Elizabeth Paige Baumann (1968)
Year of Election or Appointment: 2012 Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (diversified financial services company, 2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Brian Blackburn (1975)
Year of Election or Appointment: 2014 Assistant Secretary
Mr. Blackburn also serves as an officer of other funds. Mr. Blackburn serves as Vice President & Associate General Counsel (2013-present) and is an employee of Fidelity Investments (2007-present).
Jonathan Davis (1968)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)
Year of Election or Appointment: 2011 Vice President and Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)
Year of Election or Appointment: 2012 Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John Hitt (1967)
Year of Election or Appointment: 2014 Secretary and Chief Legal Officer

Mr. Hitt also serves as an officer of other funds. Mr. Hitt serves as Senior Vice President and Deputy General Counsel in Fidelity's Asset Management Group (2010-present) and is an employee of Fidelity Investments.

Kenneth B. Robins (1969)
Year of Election or Appointment: 2010 President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Nicholas E. Steck (1964)
Year of Election or Appointment: 2009 Chief Financial Officer

Mr. Steck also serves as Chief Financial Officer of other funds. Mr. Steck serves as Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2008-present) and is an employee of Fidelity Investments. During the period 2002 to 2009, Mr. Steck served as a Compliance Officer of FMR (investment adviser firm), Fidelity Investments Money Management, Inc. (investment adviser firm), FMR LLC (diversified financial management company), Fidelity Research & Analysis (U.K.) Inc. (investment adviser firm), Fidelity Management & Research (Hong Kong) Limited (investment adviser firm), and Fidelity Management & Research (Japan) Inc. (investment adviser firm).

Bruce Treff (1966)
Year of Election or Appointment: 2013 Chief Compliance Officer

Mr. Treff also serves as Compliance Officer of other funds. Mr. Treff serves as Senior Vice President of Asset Management Compliance (2013-present). Prior to joining Fidelity Investments, Mr. Treff served as Managing Director of Citibank, N.A. (2005-2013).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Strategic Advisers Value Multi-Manager Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Class L	07/13/15	07/10/15	$0.072	$0.296
Class N	07/13/15	07/10/15	$0.057	$0.296

The fund hereby designates as a capital gain dividend with respect to the taxable year ended May 31 2015, $965,206, or, if subsequently determined to be different, the net capital gain of such year.

Class L designates 46% and 64%; and Class N designates 49% and 71%; of the dividends distributed in July and December, respectively during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Class L designates 55% and 70% and Class N designates 58% and 78%; of the dividends distributed in July and December, respectively during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2016 of amounts for use in preparing 2015 income tax returns.

Annual Report

Investment Adviser

Strategic Advisers, Inc.
Boston, MA

Investment Sub-Advisers

Aristotle Capital Management, LLC

Brandywine Global Investment
Management, LLC

LSV Asset Management

Pyramis Global Advisors, LLC

Robeco Investment Management, Inc.

(d/b/a Boston Partners)

General Distributor

Fidelity Distributors Corporation
Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

State Street Bank and Trust Company

Quincy, MA

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
245 Summer St., Boston, MA 02210
www.fidelity.com

MMV-L-MMV-N-ANN-0715
1.9585615.101

Item 2. Code of Ethics

As of the end of the period, May 31, 2015, Fidelity Rutland Square Trust II (the "trust") has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3. Audit Committee Financial Expert

The Board of Trustees of the trust has determined that Amy Butte Liebowitz is an audit committee financial expert, as defined in Item 3 of Form N-CSR.   Ms. Butte Liebowitz is independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services

Fees and Services

The following table presents fees billed by PricewaterhouseCoopers LLP ("PwC") in each of the last two fiscal years for services rendered to Strategic Advisers Core Fund, Strategic Advisers Core Multi-Manager Fund, Strategic Advisers Growth Fund, Strategic Advisers Growth Multi-Manager Fund, Strategic Advisers Short Duration Fund, Strategic Advisers Value Fund and Strategic Advisers Value Multi-Manager Fund (the "Funds"):

Services Billed by PwC

May 31, 2015 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Strategic Advisers Core Fund	$56,000	$-	$10,400	$12,700
Strategic Advisers Core Multi-Manager Fund	$40,000	$-	$8,600	$2,900
Strategic Advisers Growth Fund	$54,000	$-	$10,100	$10,300
Strategic Advisers Growth Multi-Manager Fund	$40,000	$-	$5,700	$2,900
Strategic Advisers Short Duration Fund	$45,000	$-	$3,500	$7,000
Strategic Advisers Value Fund	$54,000	$-	$4,100	$10,700
Strategic Advisers Value Multi-Manager Fund	$39,000	$-	$4,700	$2,800

May 31, 2014 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Strategic Advisers Core Fund	$53,000	$-	$4,000	$6,600
Strategic Advisers Core Multi-Manager Fund	$39,000	$-	$3,400	$1,600
Strategic Advisers Growth Fund	$52,000	$-	$4,000	$6,000
Strategic Advisers Growth Multi-Manager Fund	$39,000	$-	$3,400	$1,600
Strategic Advisers Short Duration Fund	$46,000	$-	$3,400	$4,100
Strategic Advisers Value Fund	$53,000	$-	$4,000	$6,100
Strategic Advisers Value Multi-Manager Fund	$39,000	$-	$3,400	$1,500

A Amounts may reflect rounding.

The following table presents fees billed by PwC that were required to be approved by the Audit Committee for services that relate directly to the operations and financial reporting of the Funds and that are rendered on behalf of Strategic Advisers, Inc. ("Strategic Advisers") and entities controlling, controlled by, or under common control with Strategic Advisers (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Funds ("Fund Service Providers"):

Services Billed by PwC

	May 31, 2015A	May 31, 2014A
Audit-Related Fees	$5,900,000	$4,970,000
Tax Fees	$-	$-
All Other Fees	$-	$50,000

A Amounts may reflect rounding.

"Audit-Related Fees" represent fees billed for assurance and related services that are reasonably related to the performance of the Fund audit or the review of the Fund's financial statements and that are not reported under Audit Fees.

"Tax Fees" represent fees billed for tax compliance, tax advice or tax planning that relate directly to the operations and financial reporting of the Fund.

"All Other Fees" represent fees billed for services provided to the fund or Fund Service Provider, a significant portion of which are assurance related, that relate directly to the operations and financial reporting of the fund, excluding those services that are reported under Audit Fees, Audit-Related Fees or Tax Fees.

Assurance services must be performed by an independent public accountant.

* * *

The aggregate non-audit fees billed by PwC for services rendered to the Funds, Strategic Advisers (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any Fund Service Provider relating to Covered Services and Non-Covered Services (each as defined below) for each of the last two fiscal years of the Funds are as follows:

Billed By	May 31, 2015 A	May 31, 2014 A
PwC	$8,165,000	$5,590,000

A Amounts may reflect rounding.

The trust's Audit Committee has considered non-audit services that were not pre-approved that were provided by PwC to Fund Service Providers to be compatible with maintaining the independence of PwC in its audit of the Funds, taking into account representations from PwC, in accordance with Public Company Accounting Oversight Board rules, regarding its independence from the Funds and their related entities and Strategic Advisers' review of the appropriateness and permissibility under applicable law of such non-audit services prior to their provision to the Fund Service Providers.

Audit Committee Pre-Approval Policies and Procedures

The trust's Audit Committee must pre-approve all audit and non-audit services provided by the independent registered public accounting firm relating to the operations or financial reporting of the funds. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The trust's Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee's consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to the trust and any non-audit service provided by a fund auditor to a Fund Service Provider that relates directly to the operations and financial reporting of the trust ("Covered Service") are subject to approval by the Audit Committee before such service is provided.

All Covered Services must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair's absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee.

Non-audit services provided by a fund audit firm to a Fund Service Provider that do not relate directly to the operations and financial reporting of the trust ("Non-Covered Service") are not required to be approved, but are reported to the Audit Committee annually.

Non-Audit Services Approved Pursuant to Rule 2-01(c)(7)(i)(C) and (ii) of Regulation S-X ("De Minimis Exception")

There were no non-audit services approved or required to be approved by the Audit Committee pursuant to the De Minimis Exception during the Funds' last two fiscal years relating to services provided to (i) the Funds or (ii) any Fund Service Provider that relate directly to the operations and financial reporting of the Funds.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Investments

(a) Not applicable.

(b) Not applicable

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

Not applicable.

Item 11. Controls and Procedures

(a)(i) The President and Treasurer and the Chief Financial Officer have concluded that the trust's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii) There was no change in the trust's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the trust's internal control over financial reporting.

Item 12. Exhibits

(a)	(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.
(a)	(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.
(a)	(3)	Not applicable.
(b)		Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Fidelity Rutland Square Trust II

By:	/s/Kenneth B. Robins
Kenneth B. Robins
President and Treasurer

Date:	July 28, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Kenneth B. Robins
Kenneth B. Robins
President and Treasurer

Date:	July 28, 2015
By:	/s/Nicholas E. Steck
Nicholas E. Steck
Chief Financial Officer

Date:	July 28, 2015